     As filed with the Securities and Exchange Commission on July 29, 2004
                                                     1933 Act File No. 2-92915
                                                     1940 Act File No. 811-4096

===============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -----------------


                                   FORM N-1A
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                        POST-EFFECTIVE AMENDMENT NO. 39
                           AND REGISTRATION STATEMENT
                                     UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 40


                         MFS(R) MUNICIPAL SERIES TRUST
               (Exact Name of Registrant as Specified in Charter)

                500 Boylston Street, Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)


       Registrant's Telephone Number, Including Area Code: (617) 954-5000 James R. Bordewick, Jr., Massachusetts Financial Services Company,

                500 Boylston Street, Boston, Massachusetts 02116
                    (Name and Address of Agent for Service)

                 Approximate Date of Proposed Public Offering:
 It is proposed that this filing will become effective (check appropriate box)

       |_| immediately upon filing pursuant to paragraph (b)

       |X| on July 29, 2004 pursuant to paragraph (b)

       |_| 60 days after filing pursuant to paragraph (a)(i)
       |_| on [date] pursuant to paragraph (a)(i)
       |_| 75 days after filing pursuant to paragraph (a)(ii)
       |_| on [date] pursuant to paragraph (a)(ii) of rule 485

       If appropriate, check the following box:
       |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment

===============================================================================

Class A Shares
Class B Shares
Class C Shares
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MFS(R) MUNICIPAL SERIES TRUST                                 PROSPECTUS 8/1/04


MFS ALABAMA MUNICIPAL BOND FUND
MFS ARKANSAS MUNICIPAL BOND FUND
MFS CALIFORNIA MUNICIPAL BOND FUND
MFS FLORIDA MUNICIPAL BOND FUND
MFS GEORGIA MUNICIPAL BOND FUND
MFS MARYLAND MUNICIPAL BOND FUND
MFS MASSACHUSETTS MUNICIPAL BOND FUND
MFS MISSISSIPPI MUNICIPAL BOND FUND
MFS NEW YORK MUNICIPAL BOND FUND
MFS NORTH CAROLINA MUNICIPAL BOND FUND
MFS PENNSYLVANIA MUNICIPAL BOND FUND
MFS SOUTH CAROLINA MUNICIPAL BOND FUND
MFS TENNESSEE MUNICIPAL BOND FUND
MFS VIRGINIA MUNICIPAL BOND FUND
MFS WEST VIRGINIA MUNICIPAL BOND FUND

This Prospectus describes each of the funds listed above. The investment objective of each fund is to provide current income exempt from federal income tax and personal income tax, if any, of the state to which its name refers.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

TABLE OF CONTENTS
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RISK RETURN SUMMARY                                                         1
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BAR CHARTS AND PERFORMANCE TABLES
  1. MFS ALABAMA MUNICIPAL BOND FUND                                        8
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  2. MFS ARKANSAS MUNICIPAL BOND FUND                                      11
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  3. MFS CALIFORNIA MUNICIPAL BOND FUND                                    14
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  4. MFS FLORIDA MUNICIPAL BOND FUND                                       17
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  5. MFS GEORGIA MUNICIPAL BOND FUND                                       20
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  6. MFS MARYLAND MUNICIPAL BOND FUND                                      23
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  7. MFS MASSACHUSETTS MUNICIPAL BOND FUND                                 26
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  8. MFS MISSISSIPPI MUNICIPAL BOND FUND                                   29
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  9. MFS NEW YORK MUNICIPAL BOND FUND                                      32
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 10. MFS NORTH CAROLINA MUNICIPAL BOND FUND                                35
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 11. MFS PENNSYLVANIA MUNICIPAL BOND FUND                                  38
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 12. MFS SOUTH CAROLINA MUNICIPAL BOND FUND                                41
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 13. MFS TENNESSEE MUNICIPAL BOND FUND                                     44
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 14. MFS VIRGINIA MUNICIPAL BOND FUND                                      47
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 15. MFS WEST VIRGINIA MUNICIPAL BOND FUND                                 50
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EXPENSE SUMMARY                                                            53
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CERTAIN INVESTMENT STRATEGIES AND RISKS                                    61
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MANAGEMENT OF THE FUNDS                                                    62
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DESCRIPTION OF SHARE CLASSES                                               63
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HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES                                72
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OTHER INFORMATION                                                          80
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FINANCIAL HIGHLIGHTS                                                       88
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APPENDIX A-INVESTMENT TECHNIQUES AND PRACTICES                             A1
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APPENDIX B-TAX EQUIVALENT YIELD TABLES                                     B1

---------------------
I RISK RETURN SUMMARY
---------------------

o   INVESTMENT OBJECTIVE

    The investment objective of each fund is to provide current income exempt from federal income tax and personal income tax, if any, of the state to which its name refers. Each fund's objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    Each fund invests, under normal market conditions, at least 80% of its net assets in securities and other investments, the interest on which is exempt from federal income tax and personal income tax, if any, of the state to which its name refers. This policy may not be changed without shareholder approval. To meet its policy, a fund may invest in municipal securities, which are bonds or other debt obligations of a U.S. state or political subdivision, such as a county, city, town, village, or authority. A fund also may invest in participation interests in municipal securities, which are interests in holdings of municipal obligations backed by a letter of credit or guarantee from the issuing bank. Although each fund seeks to invest in municipal securities whose income is exempt from federal income tax and state personal income tax in its namesake state (and the Florida intangibles tax in the case of the Florida fund), the interest on certain of these municipal securities may be subject to alternative minimum tax. In pursuing its investment policies, each fund may invest in securities of issuers located outside of the fund's named state. For a comparison of yields on municipal bonds and taxable securities, see the Tax Equivalent Yield Tables attached as Appendix B to this Prospectus.

      While each fund seeks to invest all its assets in the types of securities described in the preceding paragraph, market conditions may from time to time limit the availability of such obligations. During periods when a fund is unable to invest as described above, the fund will seek to invest its assets in municipal securities that are exempt from federal income tax but are subject to personal income tax in the fund's namesake state. Under normal market conditions, each fund will invest substantially all of its assets in:

        (i) municipal securities rated in one of the top four credit ratings by credit rating agencies (or which are unrated and considered by the fund's investment adviser, Massachusetts Financial Services Company (referred to as MFS or the adviser), to be of comparable quality);

       (ii) securities of issuers who have securities that are rated in one of the top four credit ratings by credit rating agencies or which are guaranteed by the U.S. government; and

      (iii) lower rated tax-exempt securities (commonly known as junk bonds).

      Speculative securities are securities rated in the lowest investment grade category by credit rating agencies or which are unrated and considered by MFS to be comparable to speculative securities. Lower rated bonds, commonly known as junk bonds, are bonds assigned credit ratings below the four highest credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable to lower rated bonds.

      In selecting fixed income investments for each fund, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including each of the funds) as a tool in making or adjusting a fund's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

      Each fund is a non-diversified mutual fund. This means that each fund may invest a relatively high percentage of its assets in a small number of issuers.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in each fund and the circumstances reasonably likely to cause the value of your investment in a fund to decline are described below. The share price of a fund generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in a fund to decline, and which could prevent the fund from achieving its objective, that are not described here.

      The principal risks of investing in each of the funds are:

    o Municipal Securities Risk

        > Interest Rate Risk: As with any fixed income security, the prices of municipal securities in each fund's portfolio will generally fall when interest rates rise. Conversely, when interest rates fall, the prices of municipal securities in a fund's portfolio will generally rise.

        > Maturity Risk: Interest rate risk will generally affect the price of a municipal security more if the security has a longer maturity. Municipal securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, municipal securities with shorter maturities will be less volatile but generally provide lower returns than municipal securities with longer maturities. The average maturity of each fund's municipal security investments will affect the volatility of the fund's share price.

        > Credit Risk: Credit risk is the risk that the issuer of a municipal security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain municipal securities to indicate their credit risk. The price of a municipal security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. A participation interest is also subject to the risk of default by the issuing bank.


        > General Obligations and Revenue Obligations Risk: Each fund may invest in municipal bonds that are general obligations backed by the full faith and credit of the municipal issuer. Each fund may also invest in municipal bonds called revenue obligations which are subject to a higher degree of credit risk than general obligations. Revenue obligations finance specific projects (such as building a hospital or toll roads, water and sewer projects, etc.), and are not backed by the full faith and credit of the municipal issuer. Each fund may invest in excess of 25% of its assets in revenue bonds relating to any one specific industry (e.g., housing, healthcare, water and sewer, etc.). Because revenue obligations are repaid from the revenues from a facility, they are subject to a risk of default in payments of principal and interest if the facility does not generate enough income. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues from the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.


        > Municipal Lease Obligations Risk: Each fund's investments in municipal securities may include municipal lease obligations. Municipal lease obligations are undivided interests issued by a state or municipality in a lease or installment purchase which generally relates to equipment or facilities. When a fund invests in municipal lease obligations, it may have limited recourse in the event of default or termination. In some cases, payments under municipal leases do not have to be made unless the appropriate legislative body specifically approves money for that purpose.

    o Concentration Risk: As more fully described below, because each fund concentrates in securities of municipal issuers in its namesake state, certain factors with respect to that state will disproportionately affect the value of the fund's investments, including local economic factors or policy changes, erosion of a state's tax base, or changes in the credit ratings assigned to the state's municipal issuers. Thus, each fund's performance will be closely tied to the economic and political conditions in its namesake state and will be more volatile than the performance of a more geographically diversified fund. The principal economic factors affecting each state are as follows:

        > Alabama: Alabama's economy relies in part on the textile, automobile and forest products industries, which may be affected by cyclical changes. While average per capita income of Alabama residents has improved in recent years, certain areas of Alabama are among the poorest in the nation.

        > Arkansas: The Arkansas economy is reliant in part on the food processing and lumber and wood products industries. Downturns in these industries could adversely affect the state's economy. The limits to growth in Arkansas are primarily related to labor supply shortages and infrastructure constrictions rather than external factors. Arkansas production and wealth prospects could be adversely affected if consumer confidence declines.

        > California: Issuers of California municipal obligations experienced severe financial difficulties in the early 1990's. During that time, California experienced recurring budget deficits. In the mid- to late-1990s, the California economy rebounded. However, in early 2001, California fell into a recession.


            Due to a variety of factors, California and many of its local municipalities have experienced credit rating downgrades during the 2001-2003 timeframe. As of May 21, 2004, California's general obligation bond credit ratings were "BBB" by Fitch, Inc., "A3" by Moody's Investors Service, and "BBB" by Standard and Poor's Rating Services. In January 2003, the Governor indicated that California has experienced the most dramatic decline in revenues since World War II and faces the most serious fiscal challenge in its history. However, in the 2004 May revision to the 2004-05 Governor's Budget, California's fiscal picture is noted to have brightened significantly and the administration has increased its forecast of California's tax revenues.


            Many municipal issuers depend upon real property taxes as a source of revenue. Voter-passed initiatives have limited real property taxes. This limit and other voter-passed initiatives also have made it difficult for California to balance its budget. For example, State and local governments are subject to limits on spending. In addition, California is required to guarantee a minimum level of spending on public education.


            Should the financial condition of California and its municipalities deteriorate further, their credit ratings could be reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected. For more information, see the Statement of Additional Information, under "ADDITIONAL INFORMATION CONCERNING THE STATES -- California Fund."

        > Florida: Florida does not impose an individual income tax on Florida residents. This could affect Florida's ability to pay principal and interest in a timely manner, if an economic downswing occurs. Florida's economy is heavily dependent on the tourism, agriculture and construction industries. South Florida is susceptible to economic difficulties from international trade and currency imbalances. North and Central Florida are impacted by damage to agriculture, especially the citrus and sugar industries.


        > Georgia: Georgia's economy relies in part on a large military presence within the state and a significant volume of defense contracting. Should there be a severe decline in defense spending or a large number of military base closings in Georgia, such changes could result in increased unemployment levels within the state.


        > Maryland: In the year 2002, according to U.S. Department of Commerce,
          Bureau of Economic Analysis statistics average per capita personal income of Maryland residents ranked as the fourth highest in the nation, and had been ranked fifth for each of the previous nine years. However, with respect to such personal income, Maryland is more reliant on the service and government sectors than the nation as a whole, while the manufacturing sector is much less significant in Maryland than nationwide. Therefore, a significant downturn in either the government or service sectors would have a heightened impact on Maryland personal income, as a whole, possibly reducing certain muncipalities' revenues.

        > Massachusetts: Because the fund invests primarily in the securities of Massachusetts issuers, its performance may be disproportionately affected by state, local and regional factors. These factors may include adverse economic, political or regulatory occurrences, which could affect the issuers of a large portion of the fund's securities in a similar manner. For example, the Commonwealth's technology, financial services or health care industries could experience a downturn or fail to develop as expected, hurting the local economy.

        > Mississippi: Because Mississippi's economy relies heavily on the manufacturing and service industries, its economy is sensitive to trends in those industries. Also, Mississippi's financial strength in recent years is partially the result of substantial growth in the gaming and tourism industries and is therefore subject to changes in those industries and downturns in the economy. While Mississippi's financial condition has improved, it still ranks among the last of the states in per capita income.


        > New York: Because the fund invests primarily in the securities of New
          York issuers, its performance may be disproportionately affected by local, state and regional factors. These may include state or local legislation or policy changes, economics, erosion of the city's or state's tax base, natural disasters, and the possibility of credit problems. New York City and certain localities outside New York City have experienced financial problems. These problems may affect the fiscal health of New York State.


        > North Carolina: North Carolina has seen significant growth over the past twenty-five years, including increases in population, labor force, and per capita income. Nonetheless, it remains primarily a rural state. North Carolina's economy consists of a combination of services, industry, agriculture, trade and tourism.

        > Pennsylvania: Although Pennsylvania has been historically identified as a heavy-industry state, over 87% of total state employment is non-manufacturing employment. Thus, Pennsylvania's economy may be disproportionately affected by economic downturns in non-manufacturing industries. Although Pennsylvania's employment rate and bond ratings are generally better than the national median, certain areas within the Commonwealth, particularly those areas that are more heavily reliant on a manufacturing economy, have worse employment rates and bond ratings.


        > South Carolina: South Carolina relies heavily on manufacturing, still largely related to the textile industry. Accordingly, the State's manufacturing economy remains vulnerable to cycles. The State also has initiated an ambitious property tax relief program, though the funding level is determined annually.


        > Tennessee: Tennessee faces a recurring budget crisis for the current year that could lead to financial difficulty for the state. In response to a pattern of budget shortfalls, the Tennessee General Assembly passed the Tax Reform Act of 2002, increasing the sales tax to 7% on most non-food items and introducing a variety of tax increases on goods and businesses. Tennessee citizens also voted in 2002 to allow the Legislature to create a lottery to fund education initiatives which began operating in 2003. Tennessee is heavily reliant on the sales tax for revenue, the effectiveness of which, critics complain, is undermined by rising Internet sales. The State also relies largely on revenue from tourism and manufacturing, both of which are sensitive to the strength of the economy as a whole. Tennessee's economic growth has slowed since approximately 1998 and has fallen behind the rate of economic growth for the nation. However, economists predict that growth will slowly improve into 2005, some even suggesting that one can expect further improvement in the overall health of the State's economic outlook in conjunction with the corresponding turnaround in the national outlook.


        > Virginia: The economy of Virginia is based primarily on the service, wholesale and retail trade, government and manufacturing sectors. The government sector includes defense and could be affected adversely by reductions in defense spending, particularly military base closings.

        > West Virginia: West Virginia's economic indicators are typically below national averages. Although the State's economy continues to diversify, it is sensitive to trends in various industries such as mineral production, manufacturing and tourism.

    o Non-Diversified Status Risk: Because a fund may invest its assets in a small number of issuers, the fund is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

    o Speculative Municipal Securities Risk: Speculative bonds are subject to a higher risk that the issuer will default on payments of principal and interest than higher rated investment grade bonds. Although the issuer's ability to make interest and principal payments appears adequate, an adverse change in economic conditions or other circumstances is more likely to cause a default by the issuer of a speculative bond than the issuer of a higher rated investment grade bond.

    o Liquidity Risk: The fixed income securities purchased by each fund may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on a fund's performance.

    o Lower Rated Municipal Securities Risk

        > Higher Credit Risk: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

        > Higher Liquidity Risk: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

    o As with any mutual fund, you could lose money on your investment in a fund.

    An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

1.  MFS ALABAMA MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows.

      o how the fund's performance over time compares with that of one or more broad measures of market performance, and

      o for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.


                1994                          (4.74)%
                1995                          16.08%
                1996                           3.66%
                1997                           9.13%
                1998                           4.95%
                1999                          (3.09)%
                2000                          12.71%
                2001                           4.06%
                2002                           9.38%
                2003                           5.45%


    During the period shown in the bar chart, the highest quarterly return was 6.50% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (4.75)% (for the calendar quarter ended March 31, 1994).


    The return for the six-months ended June 30, 2004 was (1.16)%.


    PERFORMANCE TABLE


    This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and one or more other market indicators and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charges (CDSC), as applicable) and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:


    o after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares" Return After Taxes on Distributions"), and

    o after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares" Return After Taxes on Distributions and Sale of Class A Shares").


    AVERAGE ANNUAL TOTAL RETURNS -- ALABAMA FUND
    (FOR THE PERIODS ENDED DECEMBER 31, 2003)
    ..........................................................................

    RETURNS BEFORE TAXES                          1 Year    5 Years   10 Years
    Class B Shares, with CDSC (Declining Over
      Six Years From the End of the Calendar
      Month of Purchase from 4% to 0%)              0.66%      4.44%     4.77%
    Class A Shares, with Initial Sales Charge
      (4.75%)                                       0.44%      4.54%     5.07%

    RETURNS AFTER TAXES (CLASS A SHARES ONLY)
    Class A Shares' Return After Taxes on
      Distributions, with Initial Sales Charge
      (4.75%)                                       0.44%      4.48%     4.96%
    Class A Shares' Return After Taxes on
      Distributions and Sale of Class A Shares,
      with Initial Sales Charge (4.75%)             1.82%      4.56%     4.99%

    BENCHMARK COMPARISONS
    Lehman Brothers Municipal Bond Index+*          5.31%      5.83%     6.03%
    Lipper Alabama Municipal Debt Fund
    Average++**                                     5.04%      4.80%     4.93%


    ---------
    +  Source: Standard & Poor's Micropal, Inc.
    ++ Source: Lipper Inc.
    * The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market.
    ** The Lipper Alabama Municipal Debt Fund Average, as calculated by Lipper
       Inc., is the average investment performance of funds in that category which have similar investment objectives to the fund, and does not reflect the deduction of sales charges.

    While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minimum tax. After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


    The fund commenced investment operations on February 1, 1990 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

2.  MFS ARKANSAS MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows.

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.


                1994                          (6.06)%
                1995                          14.96%
                1996                           3.17%
                1997                           8.98%
                1998                           4.70%
                1999                          (2.27)%
                2000                          11.25%
                2001                           5.40%
                2002                           9.20%
                2003                           4.53%


    During the period shown in the bar chart, the highest quarterly return was 6.45% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (5.58)% (for the calendar quarter ended March 31, 1994).


    The return for the six-months ended June 30, 2004 was (1.05)%.


    PERFORMANCE TABLE


    This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and one or more other market indicators and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charges (CDSC), as applicable) and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:


    o after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares" Return After Taxes on Distributions"), and

    o after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares" Return After Taxes on Distributions and Sale of Class A Shares").


    AVERAGE ANNUAL TOTAL RETURNS -- ARKANSAS FUND
    (FOR THE PERIODS ENDED DECEMBER 31, 2003)
    ...........................................................................

    RETURNS BEFORE TAXES                           1 Year    5 Years   10 Years
    Class B Shares, with CDSC (Declining Over
      Six Years From the End of the Calendar
      Month of Purchase from 4% to 0%)             (0.32)%      4.36%     4.36%
    Class A Shares, with Initial Sales Charge
      (4.75%)                                      (0.43)%      4.50%     4.71%

    RETURNS AFTER TAXES (CLASS A SHARES ONLY)
    Class A Shares' Return After Taxes on
      Distributions, with Initial Sales Charge
      (4.75%)                                      (0.45)%      4.48%     4.68%
    Class A Shares' Return After Taxes on
      Distributions and Sale of Class A Shares,
      with Initial Sales Charge (4.75%)              1.21%      4.53%     4.70%

    BENCHMARK COMPARISONS
    Lehman Brothers Municipal Bond Index+*           5.31%      5.83%     6.03%
    Lipper Other State Municipal Debt Fund
      Average++**                                    4.12%      4.41%     4.75%


    ----------
    +  Source: Standard & Poor's Micropal, Inc.
    ++ Source: Lipper Inc.
    * The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market.
    ** The Lipper Other State Municipal Debt Fund Average, as calculated by
       Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the fund, and does not reflect the deduction of sales charges.

    While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minimum tax. After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


    The fund commenced investment operations on February 3, 1992 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

3.  MFS CALIFORNIA MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows.

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.


                1994                          (8.06)%
                1995                          18.01%
                1996                           2.93%
                1997                           9.79%
                1998                           6.46%
                1999                          (3.32)%
                2000                          11.94%
                2001                           4.73%
                2002                           9.05%
                2003                           4.73%


    During the period shown in the bar chart, the highest quarterly return was 7.00% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (6.18)% (for the calendar quarter ended March 31, 1994).


    The return for the six-months ended June 30, 2004 was (0.85)%.


    PERFORMANCE TABLE


    This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and one or more other market indicators and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charges (CDSC), as applicable) and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:


    o after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares" Return After Taxes on Distributions"), and

    o after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares" Return After Taxes on Distributions and Sale of Class A Shares").


    AVERAGE ANNUAL TOTAL RETURNS -- CALIFORNIA FUND
    (FOR THE PERIODS ENDED DECEMBER 31, 2003)
    ...........................................................................

    RETURNS BEFORE TAXES                           1 Year    5 Years   10 Years
    Class B Shares, with CDSC (Declining Over
      Six Years From the End of the Calendar
      Month of Purchase from 4% to 0%)             (0.10)%      4.13%     4.50%
    Class C Shares, with CDSC (1% For First Year
      From the End of the Calendar Month of
      Purchase)                                      2.79%      4.38%     4.40%
    Class A Shares, with Initial Sales Charge
      (4.75%)                                      (0.25)%      4.28%     4.87%

    RETURNS AFTER TAXES (CLASS A SHARES ONLY)
    Class A Shares' Return After Taxes on
      Distributions, with Initial Sales Charge
      (4.75%)                                      (0.25)%      4.28%     4.86%
    Class A Shares' Return After Taxes on
      Distributions and Sale of Class A Shares,
      with Initial Sales Charge (4.75%)              1.47%      4.35%     4.87%

    BENCHMARK COMPARISONS
    Lehman Brothers Municipal Bond Index+*           5.31%      5.83%     6.03%
    Lipper California Municipal Debt Fund
      Average++**                                    4.24%      4.60%     5.29%


    ----------
    +  Source: Standard & Poor's Micropal, Inc.
    ++ Source: Lipper Inc.
    * The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market.
    ** The Lipper California Municipal Debt Fund Average, as calculated by
       Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the fund, and does not reflect the deduction of sales charges.


    While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minimum tax. After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    The fund commenced investment operations on June 18, 1985 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993 and class C shares on January 3, 1994.

    Performance for class C shares includes the performance of the fund's class A shares for periods prior to the offering of class C shares. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to the class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance the class C shares would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for class C shares.

    The fund now has more than one class of shares with at least a 10 year performance history -- the longest period shown in the fund's prospectus, shareholder reports and sales and marketing literature. Accordingly, for periods ending on and after March 31, 2004, blended performance presentations for the fund's class C shares will reflect the prior performance of the class with at least a 10 year performance history that has the most similar level of operating expenses as class C shares -- class B shares. The new blending methodology will result in the same or lower total rates of return than were previously shown. Such blended class C performance will be adjusted to take into account the lower CDSC applicable to class C shares rather than the CDSC applicable to class B shares. Class C share performance generally would have been approximately the same as class B share performance had class C shares been offered for the entire period, because the operating expenses attributable to class C and class B shares are approximately the same.

    Because this change will apply to performance periods ending on or after March 31, 2004, the fund will continue to use the prior methodology in future documents that show blended performance through periods ended prior to that date.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

4.  MFS FLORIDA MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows.

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.


                1994                          (8.78)%
                1995                          18.72%
                1996                           2.12%
                1997                           8.43%
                1998                           5.47%
                1999                          (3.45)%
                2000                          11.45%
                2001                           4.67%
                2002                           9.24%
                2003                           4.97%


    During the period shown in the bar chart, the highest quarterly return was 7.91% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (7.20)% (for the calendar quarter ended March 31, 1994).


    The return for the six-months ended June 30, 2004 was (0.86)%.


    PERFORMANCE TABLE


    This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and one or more other market indicators and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charges (CDSC), as applicable) and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:


    o after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares" Return After Taxes on Distributions"), and

    o after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares" Return After Taxes on Distributions and Sale of Class A Shares").


    AVERAGE ANNUAL TOTAL RETURNS -- FLORIDA FUND
    (FOR THE PERIODS ENDED DECEMBER 31, 2003)
    ...........................................................................

    RETURNS BEFORE TAXES                           1 Year    5 Years   10 Years
    Class B Shares, with CDSC (Declining Over
      Six Years From the End of the Calendar Month
      of Purchase from 4% to 0%)                     0.12%      4.07%     4.16%
    Class A Shares, with Initial Sales Charge
    (4.75%)                                        (0.02)%      4.23%     4.52%

    RETURNS AFTER TAXES (CLASS A SHARES ONLY)
    Class A Shares' Return After Taxes on
      Distributions, with Initial Sales Charge
      (4.75%)                                      (0.02)%      4.23%     4.49%
    Class A Shares' Return After Taxes on
      Distributions and Sale of Class A Shares,
      with Initial Sales Charge (4.75%)              1.58%      4.32%     4.55%

    BENCHMARK COMPARISONS
    Lehman Brothers Municipal Bond Index+*           5.31%      5.83%     6.03%
    Lipper Florida Municipal Debt Fund
      Average++**                                    4.35%      4.44%     5.03%


    ----------
    +  Source: Standard & Poor's Micropal, Inc.
    ++ Source: Lipper Inc.
    * The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market.
    ** The Lipper Florida Municipal Debt Fund Average, as calculated by Lipper
       Inc., is the average investment performance of funds in that category which have similar investment objectives to the fund, and does not reflect the deduction of sales charges.

    While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minimum tax. After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


    The fund commenced investment operations on February 3, 1992 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

5.  MFS GEORGIA MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows.

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.


                1994                          (6.88)%
                1995                          15.86%
                1996                           2.38%
                1997                          10.02%
                1998                           5.07%
                1999                          (3.57)%
                2000                          11.93%
                2001                           4.10%
                2002                           9.66%
                2003                           4.87%


    During the period shown in the bar chart, the highest quarterly return was 6.41% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (6.20)% (for the calendar quarter ended March 31, 1994).


    The return for the six-months ended June 30, 2004 was (1.28)%.


    PERFORMANCE TABLE


    This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and one or more other market indicators and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charges (CDSC), as applicable) and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:


    o after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares" Return After Taxes on Distributions"), and

    o after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares" Return After Taxes on Distributions and Sale of Class A Shares").


    AVERAGE ANNUAL TOTAL RETURNS -- GEORGIA FUND
    (FOR THE PERIODS ENDED DECEMBER 31, 2003)
    ...........................................................................

    RETURNS BEFORE TAXES                           1 Year    5 Years   10 Years
    Class B Shares, with CDSC (Declining Over
      Six Years From the End of the Calendar
      Month of Purchase from 4% to 0%)               0.09%      4.15%     4.33%
    Class A Shares, with Initial Sales Charge
      (4.75%)                                      (0.11)%      4.24%     4.62%

    RETURNS AFTER TAXES (CLASS A SHARES ONLY)
    Class A Shares' Return After Taxes on
      Distributions, with Initial Sales Charge
      (4.75%)                                      (0.11)%      4.24%     4.61%
    Class A Shares' Return After Taxes on
      Distributions and Sale of Class A Shares,
      with Initial Sales Charge (4.75%)              1.42%      4.29%     4.63%

    BENCHMARK COMPARISONS
    Lehman Brothers Municipal Bond Index+*           5.31%      5.83%     6.03%
    Lipper Georgia Municipal Debt Fund
      Average++**                                    4.61%      4.68%     5.05%


    ----------
    +  Source: Standard & Poor's Micropal, Inc.
    ++ Source: Lipper Inc.
    * The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market.
    ** The Lipper Georgia Municipal Debt Fund Average, as calculated by Lipper
       Inc., is the average investment performance of funds in that category which have similar investment objectives to the fund, and does not reflect the deduction of sales charges.

    While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minimum tax. After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


    The fund commenced investment operations on June 6, 1988 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

6.  MFS MARYLAND MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows.

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.


                1994                          (6.12)%
                1995                          15.12%
                1996                           2.70%
                1997                           9.22%
                1998                           5.35%
                1999                          (3.85)%
                2000                          11.20%
                2001                           4.79%
                2002                           8.90%
                2003                           4.92%


    During the period shown in the bar chart, the highest quarterly return was 6.73% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (5.92)% (for the calendar quarter ended March 31, 1994).


    The return for the six-months ended June 30, 2004 was (1.00)%.


    PERFORMANCE TABLE


    This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and one or more other market indicators and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charges (CDSC), as applicable) and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:


    o after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares" Return After Taxes on Distributions"), and

    o after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares" Return After Taxes on Distributions and Sale of Class A Shares").


    AVERAGE ANNUAL TOTAL RETURNS -- MARYLAND FUND
    (FOR THE PERIODS ENDED DECEMBER 31, 2003)
    ...........................................................................

    RETURNS BEFORE TAXES                           1 Year    5 Years   10 Years
    Class B Shares, with CDSC (Declining Over
      Six Years From the End of the Calendar
      Month of Purchase from 4% to 0%)               0.33%      4.07%     4.35%
    Class A Shares, with Initial Sales Charge
      (4.75%)                                      (0.07)%      4.04%     4.53%

    RETURNS AFTER TAXES (CLASS A SHARES ONLY)
    Class A Shares' Return After Taxes on
      Distributions, with Initial Sales Charge
      (4.75%)                                      (0.07)%      4.04%     4.51%
    Class A Shares' Return After Taxes on
      Distributions and Sale of Class A Shares,
      with Initial Sales Charge (4.75%)              1.48%      4.11%     4.53%

    BENCHMARK COMPARISONS
    Lehman Brothers Municipal Bond Index+*           5.31%      5.83%     6.03%
    Lipper Maryland Municipal Debt Fund
      Average++**                                    4.19%      4.50%     4.94%


    ----------
    +  Source: Standard & Poor's Micropal, Inc.
    ++ Source: Lipper Inc.
    * The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market.
    ** The Lipper Maryland Municipal Debt Fund Average, as calculated by Lipper
       Inc., is the average investment performance of funds in that category which have similar investment objectives to the fund, and does not reflect the deduction of sales charges.

    While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minimum tax. After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


    The fund commenced investment operations on October 31, 1984 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.


7.  MFS MASSACHUSETTS MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows.

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.


                1994                          (5.65)%
                1995                          16.04%
                1996                           2.77%
                1997                           8.87%
                1998                           4.89%
                1999                          (3.57)%
                2000                          11.66%
                2001                           4.02%
                2002                           9.77%
                2003                           4.88%


    During the period shown in the bar chart, the highest quarterly return was 6.41% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (5.18)% (for the calendar quarter ended March 31, 1994).


    The return for the six-months ended June 30, 2004 was (1.04)%.


    PERFORMANCE TABLE


    This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and one or more other market indicators and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charges (CDSC), as applicable) and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:


    o after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares" Return After Taxes on Distributions"), and

    o after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares" Return After Taxes on Distributions and Sale of Class A Shares").


    AVERAGE ANNUAL TOTAL RETURNS -- MASSACHUSETTS FUND
    (FOR THE PERIODS ENDED DECEMBER 31, 2003)
    ...........................................................................

    RETURNS BEFORE TAXES                           1 Year    5 Years   10 Years
    Class B Shares, with CDSC (Declining Over
      Six Years From the End of the Calendar
      Month of Purchase from 4% to 0%)               0.29%      4.21%     4.49%
    Class A Shares, with Initial Sales Charge
      (4.75%)                                      (0.10)%      4.20%     4.67%

    RETURNS AFTER TAXES (CLASS A SHARES ONLY)
    Class A Shares' Return After Taxes on
      Distributions, with Initial Sales Charge
      (4.75%)                                      (0.10)%      4.20%     4.66%
    Class A Shares' Return After Taxes on
      Distributions and Sale of Class A Shares,
      with Initial Sales Charge (4.75%)              1.47%      4.27%     4.70%

    BENCHMARK COMPARISONS
    Lehman Brothers Municipal Bond Index+*           5.31%      5.83%     6.03%
    Lipper Massachusetts Municipal Debt
      Fund Average++**                               4.67%      4.73%     5.15%


    ----------
    +  Source: Standard & Poor's Micropal, Inc.
    ++ Source: Lipper Inc.
    * The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market.
    ** The Lipper Massachusetts Municipal Debt Fund Average, as calculated by
       Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the fund, and does not reflect the deduction of sales charges.

    While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minimum tax. After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


    The fund commenced investment operations on April 9, 1985 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.


8.  MFS MISSISSIPPI MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows.

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.


                1994                          (7.14)%
                1995                          17.96%
                1996                           3.55%
                1997                           9.52%
                1998                           6.13%
                1999                          (2.32)%
                2000                          10.69%
                2001                           4.31%
                2002                           9.39%
                2003                           4.88%


    During the period shown in the bar chart, the highest quarterly return was 7.25% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (6.12)% (for the calendar quarter ended March 31, 1994).


    The return for the six-months ended June 30, 2004 was (0.88)%.


    PERFORMANCE TABLE


    This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and one or more other market indicators and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charges (CDSC), as applicable) and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:


    o after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares" Return After Taxes on Distributions"), and

    o after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares" Return After Taxes on Distributions and Sale of Class A Shares").


    AVERAGE ANNUAL TOTAL RETURNS -- MISSISSIPPI FUND
    (FOR THE PERIODS ENDED DECEMBER 31, 2003)
    ...........................................................................

    RETURNS BEFORE TAXES                           1 Year    5 Years   10 Years
    Class B Shares, with CDSC (Declining Over
      Six Years From the End of the Calendar
      Month of Purchase from 4% to 0%)             (0.01)%      4.10%     4.63%
    Class A Shares, with Initial Sales Charge
      (4.75%)                                      (0.10)%      4.27%     4.97%

    RETURNS AFTER TAXES (CLASS A SHARES ONLY)
    Class A Shares' Return After Taxes on
      Distributions, with Initial Sales Charge
      (4.75%)                                      (0.10)%      4.26%     4.95%
    Class A Shares' Return After Taxes on
      Distributions and Sale of Class A Shares,
      with Initial Sales Charge (4.75%)              1.52%      4.35%     4.96%

    BENCHMARK COMPARISONS
    Lehman Brothers Municipal Bond Index+*           5.31%      5.83%     6.03%
    Lipper Other State Municipal Debt Fund
      Average++**                                    4.12%      4.41%     4.75%


    ----------
    +  Source: Standard & Poor's Micropal, Inc.
    ++ Source: Lipper Inc.
    * The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market.
    ** The Lipper Other State Municipal Debt Fund Average, as calculated by
       Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the fund, and does not reflect the deduction of sales charges.

    While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minimum tax. After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


    The fund commenced investment operations on August 6, 1992 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.


9.  MFS NEW YORK MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows.

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.


                1994                          (6.14)%
                1995                          16.79%
                1996                           2.67%
                1997                           9.99%
                1998                           5.53%
                1999                          (3.39)%
                2000                          12.06%
                2001                           3.75%
                2002                          10.33%
                2003                           4.77%


    During the period shown in the bar chart, the highest quarterly return was 6.65% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (5.60)% (for the calendar quarter ended March 31, 1994).


    The return for the six-months ended June 30, 2004 was (1.21)%.


    PERFORMANCE TABLE


    This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and one or more other market indicators and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charges (CDSC), as applicable) and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:


    o after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares" Return After Taxes on Distributions"), and

    o after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares" Return After Taxes on Distributions and Sale of Class A Shares").


    AVERAGE ANNUAL TOTAL RETURNS -- NEW YORK FUND
    (FOR THE PERIODS ENDED DECEMBER 31, 2003)
    ...........................................................................

    RETURNS BEFORE TAXES                           1 Year    5 Years   10 Years
    Class B Shares, with CDSC (Declining Over
      Six Years From the End of the Calendar
      Month of Purchase from 4% to 0%)             (0.01)%      4.21%     4.60%
    Class C Shares, with CDSC (1% For First Year
      From the End of the Calendar Month of
      Purchase)                                      3.08%      4.87%     5.18%
    Class A Shares, with Initial Sales Charge
    (4.75%)                                        (0.20)%      4.34%     4.91%

    RETURNS AFTER TAXES (CLASS A SHARES ONLY)
    Class A Shares' Return After Taxes on
      Distributions, with Initial Sales Charge
      (4.75%)                                      (0.20)%      4.34%     4.88%
    Class A Shares' Return After Taxes on
      Distributions and Sale of Class A Shares,
      with Initial Sales Charge (4.75%)              1.39%      4.39%     4.88%

    BENCHMARK COMPARISONS
    Lehman Brothers Municipal Bond Index+*           5.31%      5.83%     6.03%
    Lipper New York Municipal Debt Fund
      Average++**                                    4.78%      4.73%     5.11%


    ----------
    +  Source: Standard & Poor's Micropal, Inc.
    ++ Source: Lipper Inc.
    * The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market.
    ** The Lipper New York Municipal Debt Fund Average, as calculated by Lipper
       Inc., is the average investment performance of funds in that category which have similar investment objectives to the fund, and does not reflect the deduction of sales charges.


    While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minimum tax. After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    The fund commenced investment operations on June 6, 1988 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993 and class C shares on December 11, 2000.

    Performance for class C shares includes the performance of the fund's class A shares for periods prior to the offering of class C shares. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to the class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance the class C shares would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for class C shares.

    The fund now has more than one class of shares with at least a 10 year performance history -- the longest period shown in the fund's prospectus, shareholder reports and sales and marketing literature. Accordingly, for periods ending on and after March 31, 2004, blended performance presentations for the fund's class C shares will reflect the prior performance of the class with at least a 10 year performance history that has the most similar level of operating expenses as class C shares -- class B shares. The new blending methodology will result in the same or lower total rates of return than were previously shown. Such blended class C performance will be adjusted to take into account the lower CDSC applicable to class C shares rather than the CDSC applicable to class B shares. Class C share performance generally would have been approximately the same as class B share performance had class C shares been offered for the entire period, because the operating expenses attributable to class C and class B shares are approximately the same.

    Because this change will apply to performance periods ending on or after March 31, 2004, the fund will continue to use the prior methodology in future documents that show blended performance through periods ended prior to that date.


    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

10. MFS NORTH CAROLINA MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows.

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.


                1994                          (6.35)%
                1995                          16.26%
                1996                           3.48%
                1997                           9.01%
                1998                           4.94%
                1999                          (3.83)%
                2000                          11.22%
                2001                           4.07%
                2002                           9.52%
                2003                           4.81%


    During the period shown in the bar chart, the highest quarterly return was 6.95% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (5.38)% (for the calendar quarter ended March 31, 1994).


    The return for the six-months ended June 30, 2004 was (0.82)%.


    PERFORMANCE TABLE


    This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and one or more other market indicators and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charges (CDSC), as applicable) and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:


    o after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares" Return After Taxes on Distributions"), and

    o after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares" Return After Taxes on Distributions and Sale of Class A Shares").


    AVERAGE ANNUAL TOTAL RETURNS -- NORTH CAROLINA FUND
    (FOR THE PERIODS ENDED DECEMBER 31, 2003)
    ...........................................................................

    RETURNS BEFORE TAXES                            1 Year   5 Years   10 Years
    Class B Shares, with CDSC (Declining Over Six
      Years From the End of the Calendar Month of
      Purchase from 4% to 0%)                         0.13%     3.99%     4.40%
    Class C Shares, with CDSC (1% For First Year
      From the End of the Calendar Month of
      Purchase)                                       3.13%     4.33%     4.41%
    Class A Shares, with Initial Sales Charge
      (4.75%)                                       (0.17)%     4.01%     4.61%

    RETURNS AFTER TAXES (CLASS A SHARES ONLY)
    Class A Shares' Return After Taxes on
      Distributions, with Initial Sales Charge
      (4.75%)                                       (0.18)%     4.00%     4.57%
    Class A Shares' Return After Taxes on
      Distributions and Sale of Class A Shares,
      with Initial Sales Charge (4.75%)               1.39%     4.09%     4.60%

    BENCHMARK COMPARISONS
    Lehman Brothers Municipal Bond Index+*            5.31%     5.83%     6.03%
    Lipper North Carolina Municipal Debt Fund
      Average++**                                     4.50%     4.62%     4.91%


    ----------
    +   Source: Standard & Poor's Micropal, Inc.
    ++  Source: Lipper Inc.
    * The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market.
    ** The Lipper North Carolina Municipal Debt Fund Average, as calculated by
       Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the fund, and does not reflect the deduction of sales charges.


    While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minimum tax. After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    The fund commenced investment operations on October 31, 1984 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993 and class C shares on January 3, 1994.

    Performance for class C shares includes the performance of the fund's class A shares for periods prior to the offering of class C shares. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to the class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance the class C shares would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for class C shares.

    The fund now has more than one class of shares with at least a 10 year performance history -- the longest period shown in the fund's prospectus, shareholder reports and sales and marketing literature. Accordingly, for periods ending on and after March 31, 2004, blended performance presentations for the fund's class C shares will reflect the prior performance of the class with at least a 10 year performance history that has the most similar level of operating expenses as class C shares -- class B shares. The new blending methodology will result in the same or lower total rates of return than were previously shown. Such blended class C performance will be adjusted to take into account the lower CDSC applicable to class C shares rather than the CDSC applicable to class B shares. Class C share performance generally would have been approximately the same as class B share performance had class C shares been offered for the entire period, because the operating expenses attributable to class C and class B shares are approximately the same.

    Because this change will apply to performance periods ending on or after March 31, 2004, the fund will continue to use the prior methodology in future documents that show blended performance through periods ended prior to that date.


    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

11. MFS PENNSYLVANIA MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows.

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.


                1994                          (7.05)%
                1995                          16.86%
                1996                           2.97%
                1997                          10.07%
                1998                           6.31%
                1999                          (2.66)%
                2000                          11.94%
                2001                           4.81%
                2002                          10.12%
                2003                           5.07%


    During the period shown in the bar chart, the highest quarterly return was 7.39% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (7.70)% (for the calendar quarter ended March 31, 1994).


    The return for the six-months ended June 30, 2004 was (1.09)%.


    PERFORMANCE TABLE


    This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and one or more other market indicators and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charges (CDSC), as applicable) and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:


    o after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares" Return After Taxes on Distributions"), and

    o after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares" Return After Taxes on Distributions and Sale of Class A Shares").


    AVERAGE ANNUAL TOTAL RETURNS -- PENNSYLVANIA FUND
    (FOR THE PERIODS ENDED DECEMBER 31, 2003)
    ...........................................................................

    RETURNS BEFORE TAXES                           1 Year    5 Years  10 Years
    Class B Shares, with CDSC (Declining Over
      Six Years From the End of the Calendar
      Month of Purchase from 4% to 0%)               0.11%      4.53%     4.77%
    Class A Shares, with Initial Sales Charge
      (4.75%)                                        0.08%      4.71%     5.12%

    RETURNS AFTER TAXES (CLASS A SHARES ONLY)
    Class A Shares' Return After Taxes on
      Distributions, with Initial Sales Charge
      (4.75%)                                        0.08%      4.71%     5.10%
    Class A Shares' Return After Taxes on
      Distributions and Sale of Class A Shares,
      with Initial Sales Charge (4.75%)              1.50%      4.71%     5.08%

    BENCHMARK COMPARISONS
    Lehman Brothers Municipal Bond Index+*           5.31%      5.83%     6.03%
    Lipper Pennsylvania Municipal Debt Fund
      Average++**                                    4.83%      4.55%     5.01%

    ------
    +  Source: Standard & Poor's Micropal, Inc.
    ++ Source: Lipper Inc.
    * The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market.
    ** The Lipper Pennsylvania Municipal Debt Fund Average, as calculated by
       Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the fund, and does not reflect the deduction of sales charges.

    While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minimum tax. After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.


    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


    The fund commenced investment operations on February 1, 1993 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

12. MFS SOUTH CAROLINA MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows.

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.


                1994                          (5.67)%
                1995                          15.90%
                1996                           2.82%
                1997                           9.01%
                1998                           4.87%
                1999                          (4.46)%
                2000                          10.95%
                2001                           4.98%
                2002                           9.37%
                2003                           5.04%


    During the period shown in the bar chart, the highest quarterly return was 6.93% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (5.67)% (for the calendar quarter ended March 31, 1994).


    The return for the six-months ended June 30, 2004 was (1.15)%.


    PERFORMANCE TABLE


    This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and one or more other market indicators and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charges (CDSC), as applicable) and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:


    o after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares" Return After Taxes on Distributions"), and

    o after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares" Return After Taxes on Distributions and Sale of Class A Shares").


    AVERAGE ANNUAL TOTAL RETURNS -- SOUTH CAROLINA FUND
    (FOR THE PERIODS ENDED DECEMBER 31, 2003)
    ...........................................................................

    RETURNS BEFORE TAXES                           1 Year    5 Years   10 Years
    Class B Shares, with CDSC (Declining Over
      Six Years From the End of the Calendar
      Month of Purchase from 4% to 0%)               0.36%      4.02%     4.38%
    Class A Shares, with Initial Sales Charge
      (4.75%)                                        0.05%      4.02%     4.58%

    RETURNS AFTER TAXES (CLASS A SHARES ONLY)
    Class A Shares' Return After Taxes on
      Distributions, with Initial Sales Charge
      (4.75%)                                        0.05%      4.00%     4.54%
    Class A Shares' Return After Taxes on
      Distributions and Sale of Class A Shares,
      with Initial Sales Charge (4.75%)              1.60%      4.09%     4.57%

    BENCHMARK COMPARISONS
    Lehman Brothers Municipal Bond Index+*           5.31%      5.83%     6.03%
    Lipper South Carolina Municipal Debt
      Fund Average++**                              4.76 %      4.57%     4.73%


    ----------
    +  Source: Standard & Poor's Micropal, Inc.
    ++ Source: Lipper Inc.
    * The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market.
    ** The Lipper South Carolina Municipal Debt Fund Average, as calculated by
       Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the fund, and does not reflect the deduction of sales charges.

    While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minimum tax. After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


    The fund commenced investment operations on October 31, 1984 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

13.  MFS TENNESSEE MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows.

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.


                1994                          (4.08)%
                1995                          14.80%
                1996                           2.87%
                1997                           9.82%
                1998                           5.13%
                1999                          (4.02)%
                2000                          11.09%
                2001                           4.45%
                2002                           9.23%
                2003                           4.69%


    During the period shown in the bar chart, the highest quarterly return was 5.82% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (4.11)% (for the calendar quarter ended March 31, 1994).


    The return for the six-months ended June 30, 2004 was (0.84)%.


    PERFORMANCE TABLE


    This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and one or more other market indicators and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charges (CDSC), as applicable) and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:


    o after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares" Return After Taxes on Distributions"), and

    o after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares" Return After Taxes on Distributions and Sale of Class A Shares").


    AVERAGE ANNUAL TOTAL RETURNS -- TENNESSEE FUND
    (FOR THE PERIODS ENDED DECEMBER 31, 2003)
    ...........................................................................

    RETURNS BEFORE TAXES                           1 Year    5 Years   10 Years
    Class B Shares, with CDSC (Declining Over
      Six Years From the End of the Calendar
      Month of Purchase from 4% to 0%)               0.02%      3.96%     4.54%
    Class A Shares, with Initial Sales Charge
      (4.75%)                                      (0.28)%      3.94%     4.72%

    RETURNS AFTER TAXES (CLASS A SHARES ONLY)
    Class A Shares' Return After Taxes on
      Distributions, with Initial Sales Charge
      (4.75%)                                      (0.28)%      3.91%     4.69%
    Class A Shares' Return After Taxes on
      Distributions and Sale of Class A Shares,
      with Initial Sales Charge (4.75%)              1.25%      4.00%     4.71%

    BENCHMARK COMPARISONS
    Lehman Brothers Municipal Bond Index+*           5.31%      5.83%     6.03%
    Lipper Tennessee Municipal Debt Fund
      Average++**                                    4.81%      4.73%     5.08%


    ----------
    +  Source: Standard & Poor's Micropal, Inc.
    ++ Source: Lipper Inc.
    * The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market.
    ** The Lipper Tennessee Municipal Debt Fund Average, as calculated by Lipper
       Inc., is the average investment performance of funds in that category which have similar investment objectives to the fund, and does not reflect the deduction of sales charges.

    While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minimum tax. After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


    The fund commenced investment operations on August 12, 1988 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

14. MFS VIRGINIA MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows.

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.


                1994                          (6.68)%
                1995                          16.73%
                1996                           1.71%
                1997                           8.85%
                1998                           5.03%
                1999                          (3.54)%
                2000                          10.89%
                2001                           3.93%
                2002                           8.76%
                2003                           5.36%


    During the period shown in the bar chart, the highest quarterly return was 6.69% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (5.77)% (for the calendar quarter ended March 31, 1994).


    The return for the six-months ended June 30, 2004 was (0.58)%.


    PERFORMANCE TABLE


    This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and one or more other market indicators and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charges (CDSC), as applicable) and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:


    o after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares" Return After Taxes on Distributions"), and

    o after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares" Return After Taxes on Distributions and Sale of Class A Shares").


    AVERAGE ANNUAL TOTAL RETURNS -- VIRGINIA FUND
    (FOR THE PERIODS ENDED DECEMBER 31, 2003)
    ...........................................................................

    RETURNS BEFORE TAXES                           1 Year    5 Years   10 Years
    Class B Shares, with CDSC (Declining Over
      Six Years From the End of the Calendar
      Month of Purchase from 4% to 0%)               0.68%      3.93%     4.20%
    Class C Shares, with CDSC (1% For First Year
      From the End of the Calendar Month of
      Purchase)                                      3.68%      4.28%     4.21%
    Class A Shares, with Initial Sales Charge
      (4.75%)                                        0.35%      3.94%     4.39%

    RETURNS AFTER TAXES (CLASS A SHARES ONLY)
    Class A Shares' Return After Taxes on
      Distributions, with Initial Sales Charge
      (4.75%)                                        0.35%      3.94%     4.37%
    Class A Shares' Return After Taxes on
      Distributions and Sale of Class A Shares,
      with Initial Sales Charge (4.75%)              1.78%      4.04%     4.42%

    BENCHMARK COMPARISONS
    Lehman Brothers Municipal Bond Index+*           5.31%      5.83%     6.03%
    Lipper Virginia Municipal Debt Fund
      Average++**                                    4.61%      4.59%     4.97%

    ----------
    +  Source: Standard & Poor's Micropal, Inc.

    ++ Source: Lipper Inc.
    * The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market.
    ** The Lipper Virginia Municipal Debt Fund Average, as calculated by Lipper
       Inc., is the average investment performance of funds in that category which have similar investment objectives to the fund, and does not reflect the deduction of sales charges.


    While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minimum tax. After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    The fund commenced investment operations on October 31, 1984 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993 and class C shares on January 3, 1994.

    Performance for class C shares includes the performance of the fund's class A shares for periods prior to the offering of class C shares. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to the class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance the class C shares would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for class C shares.

    The fund now has more than one class of shares with at least a 10 year performance history -- the longest period shown in the fund's prospectus, shareholder reports and sales and marketing literature. Accordingly, for periods ending on and after March 31, 2004, blended performance presentations for the fund's class C shares will reflect the prior performance of the class with at least a 10 year performance history that has the most similar level of operating expenses as class C shares -- class B shares. The new blending methodology will result in the same or lower total rates of return than were previously shown. Such blended class C performance will be adjusted to take into account the lower CDSC applicable to class C shares rather than the CDSC applicable to class B shares. Class C share performance generally would have been approximately the same as class B share performance had class C shares been offered for the entire period, because the operating expenses attributable to class C and class B shares are approximately the same.

    Because this change will apply to performance periods ending on or after March 31, 2004, the fund will continue to use the prior methodology in future documents that show blended performance through periods ended prior to that date.


    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

15. MFS WEST VIRGINIA MUNICIPAL BOND FUND

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows.

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.


                1994                          (5.30)%
                1995                          14.99%
                1996                           3.38%
                1997                           8.66%
                1998                           4.84%
                1999                          (3.86)%
                2000                          11.19%
                2001                           4.73%
                2002                           8.70%
                2003                           4.80%


    During the period shown in the bar chart, the highest quarterly return was 6.12% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (5.26)% (for the calendar quarter ended March 31, 1994).


    The return for the six-months ended June 30, 2004 was (1.23)%.


    PERFORMANCE TABLE


    This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and one or more other market indicators and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charges (CDSC), as applicable) and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:


    o after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares" Return After Taxes on Distributions"), and

    o after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares" Return After Taxes on Distributions and Sale of Class A Shares").


    AVERAGE ANNUAL TOTAL RETURNS -- WEST VIRGINIA FUND
    (FOR THE PERIODS ENDED DECEMBER 31, 2003)
    ...........................................................................

    RETURNS BEFORE TAXES                           1 Year    5 Years   10 Years
    Class B Shares, with CDSC (Declining Over
      Six Years From the End of the Calendar
      Month of Purchase from 4% to 0%)               0.12%      3.99%     4.35%
    Class A Shares, with Initial Sales Charge
      (4.75%)                                      (0.18)%      3.97%     4.53%

    RETURNS AFTER TAXES (CLASS A SHARES ONLY)
    Class A Shares' Return After Taxes on
      Distributions, with Initial Sales Charge
      (4.75%)                                      (0.18)%      3.97%     4.53%
    Class A Shares' Return After Taxes on
      Distributions and Sale of Class A Shares,
      with Initial Sales Charge (4.75%)              1.39%      4.07%     4.57%

    BENCHMARK COMPARISONS
    Lehman Brothers Municipal Bond Index+*           5.31%      5.83%     6.03%
    Lipper Other State Municipal Debt Fund
      Average++**                                    4.12%      4.41%     4.75%


    ----------
    +  Source: Standard & Poor's Micropal, Inc.
    ++ Source: Lipper Inc.
    * The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market.
    ** The Lipper Other State Municipal Debt Fund Average, as calculated by
       Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the fund, and does not reflect the deduction of sales charges.

    While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minimum tax. After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


    The fund commenced investment operations on October 31, 1984 with the offering of class A shares, and subsequently offered class B shares on September 7, 1993.

    If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.


------------------
II EXPENSE SUMMARY
------------------

o   EXPENSE TABLE

    This table describes the fees and expenses that you may pay when you buy, redeem and hold shares of one of the funds. Each fund offers class A and class B shares and the California, New York, North Carolina and Virginia funds offer class C shares.

    SHAREHOLDER FEES APPLICABLE TO EACH FUND (fees paid directly from your investment)
    ..........................................................................


                                                 CLASS A    CLASS B   CLASS C
    Maximum Sales Charge (Load) Imposed on
    Purchases (as a percentage of offering price)    4.75%      0.00%     0.00%

    Maximum Deferred Sales Charge (Load)
    (as a percentage of original purchase price
    or redemption proceeds, whichever is less) .. See Below(#)  4.00%     1.00%

    Maximum Redemption Fee (as a percentage of
    amount redeemed), if applicable## ...........    2.00%      2.00%     2.00%

    ANNUAL FUND OPERATING EXPENSES OF CLASS A FOR EACH FUND
    (expenses that are deducted from fund assets)
                                              ALABAMA          ARKANSAS        CALIFORNIA       FLORIDA         GEORGIA
                                               FUND              FUND             FUND            FUND            FUND
    Management Fees ....................       0.55%            0.55%            0.55%           0.55%           0.55%
    Distribution and Service
      (12b-1) Fees(1) ..................       0.25%            0.10%            0.10%           0.00%           0.25%
    Other Expenses(2) ..................       0.26%            0.24%            0.19%           0.27%           0.29%
                                               ----             ----             ----            ----            ----

    Total Annual Fund Operating Expenses(2)     1.06%            0.89%            0.84%           0.82%           1.09%
        Fee Reductions(3) ..............      (0.25)%          (0.25)%          (0.25)%         (0.25)%         (0.25)%
                                               ----             ----             ----            ----            ----
        Net Expenses(2) ................       0.81%            0.64%            0.59%           0.57%           0.84%

                                                                                                                 NORTH
                                             MARYLAND       MASSACHUSETTS     MISSISSIPPI       NEW YORK        CAROLINA
                                               FUND              FUND             FUND            FUND            FUND

    Management Fees ....................       0.55%            0.55%            0.55%           0.55%           0.55%
    Distribution and Service
      (12b-1) Fees(1) ..................       0.35%            0.35%            0.00%           0.25%           0.35%
    Other Expenses(2) ..................       0.24%            0.23%            0.24%           0.23%           0.19%
                                               ----             ----             ----            ----            ----

    Total Annual Fund Operating
      Expenses(2) ......................       1.14%            1.13%            0.79%           1.03%           1.09%
        Fee Reductions(3) ..............      (0.25)%          (0.25)%          (0.25)%         (0.25)%         (0.25)%
                                               ----             ----             ----            ----            ----
        Net Expenses(2) ................       0.89%            0.88%            0.54%           0.78%           0.84%

                                                                SOUTH                                             WEST
                                           PENNSYLVANIA        CAROLINA        TENNESSEE        VIRGINIA        VIRGINIA
                                               FUND              FUND             FUND            FUND            FUND

    Management Fees ....................       0.55%            0.55%            0.55%           0.55%           0.55%
    Distribution and Service
      (12b-1) Fees(1) ..................       0.10%            0.35%            0.35%           0.35%           0.35%
    Other Expenses(2) ..................       0.27%            0.21%            0.21%           0.21%           0.20%
                                               ----             ----             ----            ----            ----

    Total Annual Fund Operating
      Expenses(2) ......................       0.92%            1.11%            1.11%           1.11%           1.10%
        Fee Reductions(3) ..............      (0.32)%          (0.25)%          (0.25)%         (0.25)%         (0.25)%
                                               ----             ----             ----            ----            ----
        Net Expenses(2) ................       0.60%            0.86%            0.86%           0.86%           0.85%

    ANNUAL FUND OPERATING EXPENSES OF CLASS B FOR EACH FUND
    (expenses that are deducted from fund assets)

                                              ALABAMA          ARKANSAS        CALIFORNIA       FLORIDA         GEORGIA
                                               FUND              FUND             FUND            FUND            FUND
    Management Fees ....................       0.55%            0.55%            0.55%           0.55%           0.55%
    Distribution and Service (12b-1)
      Fees(1) ..........................       1.00%            0.91%            0.90%           0.80%           1.00%
    Other Expenses(2) ..................       0.26%            0.24%            0.19%           0.27%           0.29%
                                               ----             ----             ----            ----            ----

    Total Annual Fund Operating
    Expenses(2) ........................       1.81%            1.70%            1.64%           1.62%           1.84%
        Fee Reductions(3) ..............      (0.25)%          (0.25)%          (0.25)%         (0.25)%         (0.25)%
                                               ----             ----             ----            ----            ----
        Net Expenses(2) ................       1.56%            1.45%            1.39%           1.37%           1.59%

                                                                                                                 NORTH
                                             MARYLAND       MASSACHUSETTS     MISSISSIPPI       NEW YORK        CAROLINA
                                               FUND              FUND             FUND            FUND            FUND

    Management Fees ....................       0.55%            0.55%            0.55%           0.55%           0.55%
    Distribution and Service (12b-1)
      Fees(1) ..........................       1.00%            1.00%            0.82%           1.00%           1.00%
    Other Expenses(2) ..................       0.24%            0.23%            0.24%           0.23%           0.19%
                                               ----             ----             ----            ----            ----

    Total Annual Fund Operating
    Expenses(2) ........................       1.79%            1.78%            1.61%           1.78%           1.74%
        Fee Reductions(3) ..............      (0.25)%          (0.25)%          (0.25)%         (0.25)%         (0.25)%
                                               ----             ----             ----            ----            ----
        Net Expenses(2) ................       1.54%            1.53%            1.36%           1.53%           1.49%

                                                                SOUTH                                             WEST
                                           PENNSYLVANIA        CAROLINA        TENNESSEE        VIRGINIA        VIRGINIA
                                               FUND              FUND             FUND            FUND            FUND

    Management Fees ....................       0.55%            0.55%            0.55%           0.55%           0.55%
    Distribution and Service (12b-1)
      Fees(1) ..........................       0.90%            1.00%            1.00%           1.00%           1.00%
    Other Expenses(2) ..................       0.27%            0.21%            0.21%           0.21%           0.20%
                                               ----             ----             ----            ----            ----

    Total Annual Fund Operating
    Expenses(2) ........................       1.72%            1.76%            1.76%           1.76%           1.75%
        Fee Reductions(3) ..............      (0.32)%          (0.25)%          (0.25)%         (0.25)%         (0.25)%
                                               ----             ----             ----            ----            ----
        Net Expenses(2) ................       1.40%            1.51%            1.51%           1.51%           1.50%

    ANNUAL FUND OPERATING EXPENSES OF CLASS C FOR FUNDS OFFERING CLASS C SHARES
    (expenses that are deducted from fund assets)
                                                                                 NORTH
                                            CALIFORNIA         NEW YORK         CAROLINA        VIRGINIA
                                               FUND              FUND             FUND            FUND
    Management Fees ....................       0.55%            0.55%            0.55%           0.55%
    Distribution and Service (12b-1)
      Fees(1) ..........................       1.00%            1.00%            1.00%           1.00%
    Other Expenses(2) ..................       0.19%            0.23%            0.19%           0.21%
                                               ----             ----             ----            ----

    Total Annual Fund Operating
      Expenses(2) ......................       1.74%            1.78%            1.74%           1.76%
        Fee Reductions(3) ..............      (0.25)%          (0.25)%          (0.25)%         (0.25)%
                                               ----             ----             ----            ----
        Net Expenses(2) ................       1.49%            1.53%            1.49%           1.51%

    ----------

(#)  An initial sales charge will not be deducted from your purchase if you buy $1 million or more of class A shares, or if you are investing through a retirement plan and your class A purchase meets certain requirements. However, in either case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months (CDSC will age one month on the last day of the month of purchase and each subsequent month).

(##) A redemption fee of 2% is charged on proceeds from redemptions and exchanges made within 5 business days after acquiring fund shares. See "How to Purchase, Exchange and Redeem Shares - Other Considerations - Redemption Fee"
     below.

(1)  The fund adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of class A, B and C shares and the services provided to you by your financial adviser
     (referred to as distribution and service fees).

(2)  The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent and may enter into other similar arrangements and directed brokerage arrangements (which would also have the effect of reducing the fund's expenses). Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain funds and would equal:

        FUND                                               CLASS A            CLASS B            CLASS C
        ----                                               -------            -------            -------

    Alabama Fund ..................................         0.80%              1.55%               N/A
    Arkansas Fund .................................         0.63               1.44                N/A
    California Fund ...............................         0.58               1.38               1.48%
    Florida Fund ..................................         0.56               1.36                N/A
    Georgia Fund ..................................         0.83               1.58                N/A
    Maryland Fund .................................         0.88               1.53                N/A
    Massachusetts Fund ............................         0.87               1.52                N/A
    Mississippi Fund ..............................         0.54               1.36                N/A
    New York Fund .................................         0.78               1.53               1.53
    North Carolina Fund ...........................         0.84               1.49               1.49
    Pennsylvania Fund .............................         0.60               1.40                N/A
    South Carolina Fund ...........................         0.86               1.51                N/A
    Tennessee Fund ................................         0.86               1.51                N/A
    Virginia Fund .................................         0.86               1.51               1.51
    West Virginia Fund ............................         0.85               1.50                N/A

(3)  MFS has contractually agreed to waive its right to receive the management fee to a maximum of 0.30% for each fund annually of such fund's average daily net assets. This represents a contractual fee reduction effective March 1,
     2004 (see "Management of the Fund -- Investment Adviser" below). MFS has contractually agreed to bear the
     Pennsylvania Fund's "Other Expenses" (after taking into account the expense offset and brokerage arrangements described above), such that the fund's other expenses do not exceed 0.20% of its average daily net assets.


    EXAMPLE OF EXPENSES

    These examples are intended to help you compare the cost of investing in a fund with the cost of investing in other mutual funds.

    The examples assume that:

    o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);

    o Your investment has a 5% return each year and dividends and other distributions are reinvested; and


    o The fund's operating expenses remain the same, except that each fund's total operating expenses are assumed to be the fund's "Net Expenses" for the period during which any contractual fee reductions are in effect, and the fund's "Total Annual Fund Operating Expenses" for subsequent years (see "Expense Summary - Expense Table" above).


    Although your actual costs may be higher or lower, under these assumptions your costs would be:


    SHARE CLASS                            YEAR 1     YEAR 3    YEAR 5   YEAR 10
    ---------------------------------------------------------------------------

    MFS ALABAMA MUNICIPAL BOND FUND

    Class A shares                          $554      $721     $  915    $1,598

    Class B shares(1)
    Assuming redemption at end of
      period                                 559       793      1,062     1,822
    Assuming no redemption                   159       493        862     1,822

    SHARE CLASS                            YEAR 1     YEAR 3    YEAR 5   YEAR 10
    ---------------------------------------------------------------------------

    MFS ARKANSAS MUNICIPAL BOND FUND

    Class A shares                          $537      $670     $  827    $1,408

    Class B shares(1)
      Assuming redemption at end of
        period                               548       759      1,004     1,684
      Assuming no redemption                 148       459        804     1,684

    --------
    (1) Class B shares convert to class A shares approximately eight years after purchase; therefore, years nine and ten reflect class A expenses.

    SHARE CLASS                            YEAR 1     YEAR 3    YEAR 5   YEAR 10
    ---------------------------------------------------------------------------

    MFS CALIFORNIA MUNICIPAL BOND FUND

    Class A shares                          $532      $655     $  801    $1,351

    Class B shares(1)
      Assuming redemption at end of
        period                               542       740        973     1,620
      Assuming no redemption                 142       440        773     1,620

    Class C shares
      Assuming redemption at end of
        period                               252       471        825     1,946
      Assuming no redemption                 152       471        825     1,946

    SHARE CLASS                            YEAR 1     YEAR 3    YEAR 5   YEAR 10
    ---------------------------------------------------------------------------

    MFS FLORIDA MUNICIPAL BOND FUND

    Class A shares                          $531      $649     $  790    $1,332

    Class B shares(1)
      Assuming redemption at end of
        period                               539       734        962     1,598
      Assuming no redemption                 139       434        762     1,598

    SHARE CLASS                            YEAR 1     YEAR 3    YEAR 5   YEAR 10
    ---------------------------------------------------------------------------

    MFS GEORGIA MUNICIPAL BOND FUND

    Class A shares                          $557      $730     $  931    $1,623

    Class B shares(1)
      Assuming redemption at end of
        period                               562       802      1,078     1,855
      Assuming no redemption                 162       502        878     1,855

    SHARE CLASS                            YEAR 1     YEAR 3    YEAR 5   YEAR 10
    ---------------------------------------------------------------------------

    MFS MARYLAND MUNICIPAL BOND FUND

    Class A shares                          $562      $745     $  956    $1,678

    Class B shares(1)
      Assuming redemption at end of
        period                               557       786      1,051     1,827
      Assuming no redemption                 157       486        851     1,827

    SHARE CLASS                            YEAR 1     YEAR 3    YEAR 5   YEAR 10
    ---------------------------------------------------------------------------

    MFS MASSACHUSETTS MUNICIPAL BOND FUND

    Class A shares                          $561      $742     $  951    $1,676

    Class B shares(1)
      Assuming redemption at end of
        period                               556       783      1,046     1,816
      Assuming no redemption                 156       483        846     1,816

    SHARE CLASS                            YEAR 1     YEAR 3    YEAR 5   YEAR 10
    ---------------------------------------------------------------------------

    MFS MISSISSIPPI MUNICIPAL BOND FUND

    Class A shares                          $528      $640     $  774    $1,293

    Class B shares(1)
      Assuming redemption at end of
        period                               538       731        956     1,581
      Assuming no redemption                 138       431        756     1,581

    SHARE CLASS                            YEAR 1     YEAR 3    YEAR 5   YEAR 10
    ---------------------------------------------------------------------------

    MFS NEW YORK MUNICIPAL BOND FUND

    Class A shares                          $551      $712     $  900    $1,565

    Class B shares(1)
      Assuming redemption at end of
        period                               556       783      1,046     1,789
      Assuming no redemption                 156       483        846     1,789

    Class C shares
      Assuming redemption at end of
        period                               256       483        846     1,989
      Assuming no redemption                 156       483        846     1,989

    SHARE CLASS                            YEAR 1     YEAR 3    YEAR 5   YEAR 10
    ---------------------------------------------------------------------------

    MFS NORTH CAROLINA MUNICIPAL BOND FUND

    Class A shares                          $557      $730     $  930    $1,631

    Class B shares(1)
      Assuming redemption at end of
        period                               552       771      1,025     1,771
      Assuming no redemption                 152       471        825     1,771

    Class C shares
      Assuming redemption at end of
        period                               252       471        825     1,945
      Assuming no redemption                 152       471        825     1,945

    SHARE CLASS                            YEAR 1     YEAR 3    YEAR 5   YEAR 10
    ---------------------------------------------------------------------------

    MFS PENNSYLVANIA MUNICIPAL BOND FUND

    Class A shares                          $533      $672      $836     $1,435

    Class B shares(1)
      Assuming redemption at end of
        period                               543       758      1,008     1,703
      Assuming no redemption                 143       458        808     1,703

    SHARE CLASS                            YEAR 1     YEAR 3    YEAR 5   YEAR 10
    ---------------------------------------------------------------------------
    MFS SOUTH CAROLINA MUNICIPAL BOND FUND

    Class A shares                          $559      $736     $  941    $1,653

    Class B shares(1)
      Assuming redemption at end of
        period                               554       777      1,035     1,794
      Assuming no redemption                 154       477        835     1,794

    SHARE CLASS                            YEAR 1     YEAR 3    YEAR 5   YEAR 10
    ---------------------------------------------------------------------------

    MFS TENNESSEE MUNICIPAL BOND FUND

    Class A shares                          $559      $736     $  941    $1,654

    Class B shares(1)
      Assuming redemption at end of
        period                               554       777      1,036     1,794
      Assuming no redemption                 154       477        836     1,794

    SHARE CLASS                            YEAR 1     YEAR 3    YEAR 5   YEAR 10
    ---------------------------------------------------------------------------

    MFS VIRGINIA MUNICIPAL BOND FUND

    Class A shares                          $559      $736     $  941    $1,654

    Class B shares(1)
      Assuming redemption at end of
        period                               554       777      1,036     1,794
      Assuming no redemption                 154       477        836     1,794

    Class C shares
      Assuming redemption at end of
        period                               254       477        836     1,967
      Assuming no redemption                 154       477        836     1,967

    SHARE CLASS                            YEAR 1     YEAR 3    YEAR 5   YEAR 10
    ---------------------------------------------------------------------------

    MFS WEST VIRGINIA MUNICIPAL BOND FUND

    Class A shares                          $558      $733     $  936    $1,643

    Class B shares(1)
      Assuming redemption at end of
        period                               553       774      1,030     1,783
      Assuming no redemption                 153       474        830     1,783


    --------
    (1) Class B shares convert to class A shares approximately eight years after purchase; therefore, years nine and ten reflect class A expenses.

-------------------------------------------
III CERTAIN INVESTMENT STRATEGIES AND RISKS
-------------------------------------------

o   FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS

    Each fund may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the fund and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which a fund may engage, including the principal investment techniques and practices discussed above, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the funds' Statement of Additional Information (referred to as the SAI), which you may obtain by contacting MFS Service Center, Inc. (see back cover for address and phone number).

o   TEMPORARY DEFENSIVE POLICIES

    In addition, each fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While a fund invests defensively, it may not be able to pursue its investment objective.


      Interest income from these short-term investments will be taxable to shareholders as ordinary income. A fund's defensive investment position may not be effective in protecting its value.


o   ACTIVE OR FREQUENT TRADING

    Each fund may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which would increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle (such as an IRA account). Frequent trading also increases transaction costs, which could detract from a fund's performance.

--------------------------
IV MANAGEMENT OF THE FUNDS
--------------------------

o   INVESTMENT ADVISER


    Massachusetts Financial Services Company (referred to as MFS or the adviser) is each fund's investment adviser. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $142.2 billion as of quarter ended March 31, 2004. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

      MFS provides investment management and related administrative services and facilities to each fund, including portfolio management and trade execution. For the fiscal year ended March 31, 2004, each fund paid MFS an effective management fee rate equal to 0.30% of each fund's average daily net assets.

      The management fee set forth in the Investment Advisory Agreement is 0.55% annually of each fund's average daily net assets. Before March 1, 2004, MFS contractually agreed to reduce its fee to the annual rate (based on average daily net assets) of 0.35%. Effective March 1, 2004, MFS agreed to a contractual management fee reduction for each fund to an annual rate of 0.30% of the fund's average daily net assets. MFS has agreed to maintain this management fee reduction until February 28, 2009 as part of its settlement with the New York Attorney General concerning market timing and related matters.


o   PORTFOLIO MANAGER


    Michael L. Dawson and Geoffrey L. Schechter are the portfolio managers of each fund. Mr. Dawson, a Vice President of the adviser, has been a portfolio manager of each fund since January 1, 1999, and has been employed in the investment management area of the adviser since September, 1998. Mr. Schechter, a Senior Vice President of the adviser, became a portfolio manager of the South Carolina, North Carolina, Georgia, Virginia and West Virginia funds on May 1, 1999, and the remainder of the funds on March 23, 2000. Mr. Schechter has been employed in the investment management area of the adviser since June, 1993.


o   ADMINISTRATOR

    MFS provides each fund with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by each fund for a portion of the costs it incurs in providing these services.

o   DISTRIBUTOR

    MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of each fund.

o   SHAREHOLDER SERVICING AGENT

    MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for each fund, for which it receives compensation from each fund.

------------------------------
V DESCRIPTION OF SHARE CLASSES
------------------------------

    Each fund offers class A and B shares through this prospectus. In addition, the California fund, the New York fund, the North Carolina fund and the Virginia fund offer Class C shares.


o   SALES CHARGES

    You may be subject to an initial sales charge when you purchase class A shares, or a CDSC when you redeem class A, class B or class C shares. These sales charges are described below. In certain circumstances, these sales charges are reduced or waived, and these circumstances are described below as well as in the SAI. Special considerations concerning the calculation of the CDSC that apply to each of these classes of shares are described below under the heading "Calculation of CDSC."

      If you purchase your fund shares through a financial adviser (the term "financial adviser" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates), the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and Rule 12b-1 distribution and service fees, or otherwise from MFS or MFD. See the discussion under the caption "Financial Adviser Support Payments" below and the SAI for details.

o   CLASS A SHARES

    You may purchase class A shares at net asset value plus an initial sales charge (referred to as the offering price), but in some cases you may purchase class A shares without an initial sales charge but subject to a 1% CDSC upon redemption within 12 months (CDSC will age one month on the last day of the month of purchase and each subsequent month). Class A shares have annual distribution and service fees up to a maximum of 0.35% of net assets annually.


    PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. The amount of the initial sales charge you pay when you buy class A shares differs depending upon the amount you invest, as follows:


                                              SALES  CHARGE*  AS PERCENTAGE OF:
                                              ---------------------------------
                                                 Offering        Net Amount
    Amount of Purchase                             Price          Invested
    Less than $100,000                              4.75%           4.99%
    $100,000 but less than $250,000                 4.00            4.17
    $250,000 but less than $500,000                 2.95            3.04
    $500,000 but less than $1,000,000               2.20            2.25
    $1,000,000 or more                             None**          None**

    ------
    * Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.
    ** A 1% CDSC will apply to such purchases, as discussed below.

      Please see "Class A Sales Charge Waivers or Reductions" below for additional information.

    PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE). You pay no initial sales charge when you invest $1 million or more in class A shares (or, with respect to certain retirement plans, if MFD determines in its sole discretion that the total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) will equal or exceed $1 million within a reasonable period of time). However, a CDSC of 1% will be deducted from your redemption proceeds if you redeem within 12 months of your purchase (CDSC will age one month on the last day of the month of purchase and each subsequent month). Please see "Class A Sales Charge Waivers or Reductions" below for additional information.

o   CLASS A SALES CHARGE WAIVERS OR REDUCTIONS.

    Below is a table and brief summary of certain investor programs offered by the MFS funds at no extra charge whereby the applicable sales charge for class A shares may be waived or reduced. These programs or waivers may be changed or discontinued by the funds at any time without notice. Some of these programs may not be available to you if your shares are held through certain types of accounts, such as certain retirement accounts and 529 plans or certain accounts that you maintain with your financial adviser. You can also find additional information in the SAI. In addition, you can visit the fund's website at www.mfs.com and click on "Mutual Funds" to have more access to information regarding the fund's sales charges which is available free of charge. You must inform your financial adviser or MFSC of your intention to invest in the funds under one of the programs below upon purchasing fund shares. You can provide this information in your account application or through a separate document provided by your financial adviser.

                                                   INVESTMENTS ELIGIBLE FOR:
                                               -------------------------------
                                               WAIVED SALES    REDUCED INITIAL
    PROGRAM                                       CHARGE         SALES CHARGE

    Letter of Intent                                                  X
    Right of Accumulation                                             X
    Reinstatement Privilege                         X
    Automatic Exchange Plan                         X*
    Exchange Privilege                              X*
    Dividend Reinvestment                           X
    Distribution Investment Program                 X
    Other Sales Charge Waivers                      X

    ----------
    * Investments under the Automatic Exchange Plan or certain other exchanges under the Exchange Privilege may be subject to a sales charge in certain cases. See "Exchange Privilege" below.

    LETTER OF INTENT (LOI). You may pay a reduced or no (for purchases of $1 million or more) initial sales charge on purchases of class A shares if you commit to invest a specific dollar amount, based on the gross amount of your investment (including the amount of any sales charge paid), including investments through any linked accounts (as discussed below) in any class of any MFS fund (and the MFS Fixed Fund) within a 13 month period (36 months for a $1 million commitment). For each purchase you make under the LOI you will pay the initial sales charge rate applicable to the total amount you have committed to purchase. If you do not purchase the committed amount within the relevant time period, your account will be adjusted by redemption of the amount of shares needed to satisfy the higher initial sales charge level for the amount actually purchased.

      At your request, purchases made during the previous 90 days may be included under your LOI commitment amount. You or your financial adviser must inform the fund or its agent that the LOI is in effect each time shares of a fund are purchased.

    RIGHT OF ACCUMULATION (ROA). You may pay a reduced or no initial sales charge on purchases of class A or 529A shares by aggregating the total dollar amount of your investment with your existing investments or any linked accounts (as discussed below) in any class of any MFS fund (and the MFS Fixed Fund), based on current maximum public offering price of your investments. For example, you will pay a sales charge on your current purchase at the rate applicable to the total value of all eligible accounts based on the sales charge schedule above.

      LINKING ACCOUNTS FOR LOI AND ROA. For purposes of obtaining reduced sales charges under the LOI and ROA as described above, you may combine the value of your current purchase of shares of an MFS fund (or MFS Fixed
      Fund) with the value of existing accounts held with the MFS funds by you, your spouse (or legal equivalent under applicable state law), and your children under the age of 21.

      Eligible accounts that you may link under LOI and ROA may include:

          o Individual accounts

          o Joint accounts

          o Trust accounts of which you, your spouse or child under the age of 21 is the grantor

          o MFS 529 College Savings Plan accounts

          o Single-Participant Retirement Plan accounts

          o Certain Individual Retirement Accounts

          o UGMA/UTMA Accounts

          o Accounts held in the name of your financial adviser(s) on your behalf

        However, please note that accounts held with the MFS funds in the name of a financial adviser on your behalf can currently be combined with accounts held with the MFS funds in your name directly, only if (i) the account is not held under an omnibus account arrangement and (ii) the financial adviser informs the MFS funds (or its agents) that certain accounts should be combined for purposes of the LOI or ROA. In addition, individually held accounts cannot be linked with accounts held in employer-sponsored plans for purposes of LOI or ROA.

        You should provide your financial adviser with certain supporting information at the time of purchase regarding accounts held with the MFS funds that are eligible to be combined for purposes of the ROA or LOI. Such documentation may include shareholder identification numbers or applicable account numbers or account statements (including accounts held with various financial advisers).

    REINSTATEMENT PRIVILEGE. After you have redeemed fund shares, you have a one-time right to reinvest the proceeds (under the same account registration) within 90 days of the redemption without paying sales charges.

      For shareholders who exercise this privilege after redeeming class A shares, if the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC you paid; however, your new class A shares will still be subject to a CDSC in accordance with the CDSC schedule applicable to your original shares.

      For shareholders who exercise their 90-day reinstatement privilege after redeeming class B shares you may reinvest your redemption proceeds only into the corresponding class A shares. The class A shares you purchase will not be subject to an initial sales charge or a CDSC, but if you paid a CDSC when you redeemed your class B shares, your account will not be credited with the CDSC you paid.

    AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $2,000 in any MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in any MFS fund for the same class of shares of any other MFS fund. You may make exchanges of at least $50 to up to six different funds under this plan. Exchanges will generally be made without any sales charges or redemption fee (if applicable) and are excluded from MFS' exchange limitation policies as described below. If you exchange shares out of the MFS Money Market Fund or MFS Government Money Market Fund, or if you exchange class A shares out of the MFS Cash Reserve Fund into class A shares of any other MFS fund, you will pay an initial sales charge if you have not already paid such a charge on these shares.

    DIVIDEND REINVESTMENT. You can reinvest dividend and capital gain distributions into your account in the same fund without a sales charge to add to your investment easily and automatically.

    DISTRIBUTION INVESTMENT PROGRAM. You may automatically reinvest dividend and capital gain distributions into the same class of another MFS fund without a sales charge.

    OTHER SALES CHARGE WAIVERS. In certain circumstances, you may qualify for a sales charge waiver for purchases or redemptions of class A and/or class 529A shares. Details regarding the types of investment programs and categories of investors eligible for these waivers are provided in the SAI. In general, these waivers may apply to certain transactions by retirement plans, section 529 tuition programs, and certain other groups (e.g., affiliated persons of MFS) and with respect to certain types of investments (e.g., certain wrap accounts or fund supermarket investments). The funds reserve the right to eliminate, modify, add waivers at any time without providing notice.


o   CLASS B SHARES

    You may purchase class B shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years from the end of the calendar month of purchase, you may be subject to a CDSC (declining from 4.00% during the first year to 0% after six years). Class B shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually.

    The CDSC is imposed according to the following schedule:

                                                            CONTINGENT DEFERRED
    YEAR OF REDEMPTION AFTER PURCHASE                          SALES CHARGE
    ---------------------------------------------------------------------------
    First                                                           4%
    Second                                                          4%
    Third                                                           3%
    Fourth                                                          3%
    Fifth                                                           2%
    Sixth                                                           1%
    Seventh and following                                           0%


    If you hold class B shares of a fund for approximately eight years, they will convert to class A shares of that fund. All class B shares you purchase through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any class B shares in your account convert to class A shares, a proportionate number of the class B shares in the sub-account will also convert to class A shares. Please see "Class B and Class C Sales Charge Waivers or Reductions" below for additional information.


o   CLASS C SHARES


    You may purchase class C shares of the California fund, the New York fund, the North Carolina fund or the Virginia fund at net asset value without an initial sales charge, but if you redeem your shares within the first year from the end of the calendar month of purchase, you may be subject to a CDSC of 1.00%. Class C shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually. Class C shares do not convert to any other class of shares of the fund. Please see "Class B and Class C Sales Charge Waivers or Reductions" below for additional information.

o   CLASS B AND CLASS C SALES CHARGE WAIVERS OR REDUCTIONS.

    Below is a brief summary of certain investor programs offered by the MFS funds at no extra charge whereby the applicable CDSC may be waived or reduced. These programs or waivers may be changed or discontinued by the funds at any time without notice. Some of these programs may not be available to you if your shares are held through certain types of accounts, such as certain retirement accounts and 529 plans or certain accounts that you maintain with your financial adviser. You can also find additional information in the SAI. In addition, you can visit the fund's website www.mfs.com and click on "Mutual Funds" to have access to information about the fund including information about the fund's sales charge which is available free of charge. You or your financial adviser must inform MFSC of your intention to enroll in one of the programs below. You can provide this information in your account application or through a separate document provided by your financial adviser.

    AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $2,000 in any MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in any MFS fund for the same class of shares of any other MFS fund. You may make exchanges of at least $50 to up to six different funds under this plan. Exchanges will generally be made without any sales charges or redemption fee (if applicable) and are excluded from MFS' exchange limitation policies as described above. A CDSC will apply if you redeem shares acquired under this plan within the period during which a CDSC would apply to the initial shares purchased.

    DISTRIBUTION INVESTMENT PROGRAM. You may automatically reinvest dividend and capital gain distributions into the same class of another MFS fund without paying any sales charge

    SYSTEMATIC WITHDRAWAL PLAN. You may elect to automatically receive (or designate someone else to receive) regular periodic payments (of at least $100) through an automatic redemption of class B or class C shares without paying any sales charges upon redemption. For class B and C shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (measured at the time you establish this plan). You will incur no CDSC on class B and class C shares redeemed under this plan. Shares redeemed under this plan will not be subject to a redemption fee.

    REINSTATEMENT PRIVILEGE. After you have redeemed fund shares, you have a one-time right to reinvest the proceeds (under the same account registration) within 90 days of the redemption without an initial sales charge.

      For shareholders who exercise this privilege after redeeming class C shares, if the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC you paid; however, your new class C shares (as applicable) will still be subject to a CDSC in accordance with the CDSC schedule applicable to your original shares.

      For shareholders who exercise their 90-day reinstatement privilege after redeeming class B shares you may reinvest your redemption proceeds only into class A shares. The class A shares you purchase will not be subject to an initial sales charge or a CDSC, but if you paid a CDSC when you redeemed your class B shares, your account will not be credited with the CDSC you paid.

    OTHER SALES CHARGE WAIVERS. In certain circumstances, you may qualify for a CDSC waiver for redemptions of class B, and class C shares. Details regarding the types of investment programs and categories of investors eligible for these waivers are provided in the SAI. In general, these waivers may apply to certain transactions by retirement plans, section 529 tuition programs or certain other groups (e.g. affiliated persons of MFS) and with respect to redemptions under certain circumstances (e.g., death or disability of shareholder). The Funds reserve the right to change, modify and add waivers at any time and without advance notice.

o   CALCULATION OF CDSC

    As discussed above, certain investments in class A, class B and class C shares will be subject to a CDSC. Two different aging schedules apply to the calculation of the CDSC:


    o Purchases of class A shares made on any day during a calendar month will age one month on the last day of the month, and each subsequent month.


    o Purchases of class B and class C shares made on any day during a calendar month will age one year at the close of business on the last day of that month in the following calendar year, and each subsequent year.


    No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.


      The CDSC will be applied in a manner that results in the CDSC being imposed at the lowest possible rate, which means that the CDSC will be applied against the lesser of your direct investment or the total cost of your shares.

o   DISTRIBUTION AND SERVICE FEES


    Each fund has adopted a plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of class A, B and C shares and the services provided to you by your financial adviser. These annual distribution and service fees may equal up to 0.35% for class A shares (a 0.10% distribution fee and a 0.25% service fee) and up to 1.00% for each of class B and class C shares (a 0.75% distribution fee and a 0.25% service fee), and are paid out of the assets of these classes. Over time, these fees will increase the cost of your shares and may cost you more than paying other types of sales charges.


      Each fund's class A, class B and class C distribution and service fees for its current fiscal year are as follows:

                                         CLASS A       CLASS B       CLASS C
                                         -------       -------       -------

    Alabama Fund ...................      0.25%         1.00%          N/A
    Arkansas Fund ..................      0.10%         0.91%          N/A
    California Fund ................      0.10%         0.90%         1.00%
    Florida Fund ...................      0.00%         0.80%          N/A
    Georgia Fund ...................      0.25%         1.00%          N/A
    Maryland Fund ..................      0.35%         1.00%          N/A
    Massachusetts Fund .............      0.35%         1.00%          N/A
    Mississippi Fund ...............      0.00%         0.82%          N/A
    New York Fund ..................      0.25%         1.00%         1.00%
    North Carolina Fund ............      0.35%         1.00%         1.00%
    Pennsylvania Fund ..............      0.10%         0.90%          N/A
    South Carolina Fund ............      0.35%         1.00%          N/A
    Tennessee Fund .................      0.35%         1.00%          N/A
    Virginia Fund ..................      0.35%         1.00%         1.00%
    West Virginia Fund .............      0.35%         1.00%          N/A


    For the Alabama, Georgia and New York funds:

    o payment of the 0.10% per annum class A distribution fee will commence on such date or dates as the Trustees of the funds may determine.


    For the Arkansas, California and Pennsylvania funds:


    o a portion of the class A service fee equal to 0.10% per annum is currently being paid; payment of the remaining portion of the class A service fee and payment of the 0.10% per annum class A distribution fee will commence on such date or dates as the Trustees of the fund may determine.

    o except in the case of the 0.25% per annum class B service fee paid by the fund upon the sale of class B shares in the first year, payment of the class B service fee has been set at 0.10% until such date as the Trustees of the fund may determine.

    For the Florida and Mississippi funds:

    o the 0.25% per annum class A service fee and the 0.10% per annum class A distribution fee will commence on such date or dates as the Trustees of the funds may determine.

    o except in the case of the 0.25% per annum class B service fee paid by the funds upon the sale of class B shares in the first year, payment of the class B service fee will not be imposed until such date or dates as the Trustees of the funds may determine.

    FINANCIAL ADVISER SUPPORT PAYMENTS
    The financial adviser through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution and service fees described above. In addition, MFD or one or more of its affiliates (for purposes of this section only, collectively, "MFD"), out of their own resources, may make additional cash payments to certain financial advisers who support the sale of fund shares in recognition of their marketing, transaction processing and/or administrative services support. This compensation is not reflected in the fees and expenses listed in the fee table section of the fund's prospectus.

      MFD may make payments to key financial advisers who provide marketing support. In the case of any one financial adviser, marketing support payments, with certain limited exceptions, will not exceed the sum of 0.10% of that financial adviser's total sales of MFS' retail mutual funds, and 0.05% of the total assets of these funds attributable to that financial adviser, on an annual basis. In addition, financial advisers may offer MFS fund shares through specialized programs such as tax deferred retirement programs or qualified tuition programs. MFD may pay a portion of the administrative and marketing costs of a financial adviser relating to these programs. Payments for these arrangements may vary but generally will not exceed 0.25% of the total assets in the program, on an annual basis. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, MFD may pay or allow other promotional incentives or payments to financial advisers.

      You can find further details in the SAI about the payments made by MFD and the services provided by your financial adviser. Your financial adviser may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial adviser for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges.

----------------------------------------------
VI HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES
----------------------------------------------

    You may purchase, exchange and redeem class A, class B and class C (if applicable) shares of a fund in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these classes of shares, which are described above under "Description of Share Classes."

o   HOW TO PURCHASE SHARES


    INITIAL PURCHASE. You can establish an account by having your financial adviser process your purchase. The minimum initial investment is generally $1,000, except for IRAs, for which the minimum initial investment is $250 per account. In the following circumstances, the minimum initial investment is only $50 per account:

    o if you establish an automatic investment plan;

    o if you establish an automatic exchange plan; or

    o if you establish an account under either:

        > tax-deferred retirement programs (other than IRAs) where investments are made by means of group remittal statements; or

        > employer sponsored investment programs.


    The maximum amount you may invest in class B shares with any single purchase request is $99,999, and the maximum amount you may invest in class C shares with any single purchase is $999,999. The funds or their agents may at their discretion accept a purchase request for class B shares for $100,000 or more under limited circumstances, including, by way of example, when a retirement plan is rolling over assets from another account into a pre-existing account maintained in class B shares of the funds. Class C shares are not available for purchase by any retirement plan qualified under
    Section 401(a) or 403(b) of the Internal Revenue Code if the plan or its sponsor subscribes to certain recordkeeping services made available by MFSC, such as the MFS Corporate Plan Services 401(k) Plan.


    ADDING TO YOUR ACCOUNT. There are several easy ways you can make additional investments of at least $50 to your account:

    o send a check with the returnable portion of your statement;

    o ask your financial adviser to purchase shares on your behalf;

    o wire additional investments through your bank (call MFSC first for instructions); or

    o authorize transfers by phone between your bank account and your MFS account (the maximum purchase amount for this method is $100,000). You must elect this privilege on your account application if you wish to use it.


    AUTOMATIC INVESTMENT PLAN. You can make cash investments of $50 or more through your checking account or savings account on any day of the month. If you do not specify a date, the investment will automatically occur on the first business day of the month.

    VERIFICATION OF IDENTITY. The fund is required by law to obtain from you certain personal information that will be used to verify your identity. If you do not provide the information, the fund may not be able to open your account. The fund must also take certains steps to verify that the account information you provided is correct. The fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the net asset value next calculated after the account is closed. Any applicable CDSC and/or redemption fee will be assessed.


o   HOW TO EXCHANGE SHARES


    You can exchange your shares for shares of the same class of certain other MFS funds at net asset value by having your financial adviser process your exchange request or by contacting MFSC directly. The minimum exchange amount is generally $1,000 ($50 for exchanges made under the automatic exchange plan). Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange; rather a pro rata portion of the CDSC will carry over to the acquired shares. When you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC or redemption fee (if applicable), depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase.

      Sales charges may apply to exchanges made from the MFS money market funds. Certain qualified retirement plans may make exchanges between the MFS funds and the MFS Fixed Fund, a bank collective investment fund, and sales charges may also apply to these exchanges. Call MFSC for information concerning these sales charges. In addition, class A shares may be exchanged for shares of the MFS Money Market Fund subject to any limitation applicable to the purchase of that fund's shares as disclosed in the prospectus.

      Exchanges may be subject to certain limitations and are subject to the MFS funds' policies concerning excessive trading practices, which are policies designed to protect the funds and their shareholders from the harmful effect of frequent exchanges. In addition, each fund imposes a 2.00% redemption fee on exchanges made within five business days after acquiring fund shares. These limitations and policies are described below under the caption "How to Purchase, Exchange and Redeem Shares -- Other Considerations" below. You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in objectives, policies and rules before making any exchange.


o   HOW TO REDEEM SHARES

    You may redeem your shares either by having your financial adviser process your redemption or by contacting MFSC directly. The fund sends out your redemption proceeds within seven days after your request is received in good order. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered. In addition, you need to have your signature guaranteed and/or submit additional documentation to redeem your shares. See "Signature Guarantee/ Additional Documentation" below, or contact MFSC for details (see back cover page for address and phone number).


      Under unusual circumstances such as when the New York Stock Exchange is closed, trading on the Exchange is restricted or if there is an emergency, the fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, the fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. In addition, each fund imposes a 2.00% redemption fee on redemptions made within five business days after acquiring fund shares. See "How to Purchase, Exchange and Redeem Shares -- Other Considerations -- Redemption Fee" below.


    REDEEMING DIRECTLY THROUGH MFSC.


    o BY TELEPHONE. You can call MFSC to have shares redeemed from your account and the proceeds wired directly to a pre- designated bank account. MFSC will request personal or other information from you and will generally record the calls. You must elect this privilege on your account application if you wish to use telephone redemptions. If you have elected this privilege, you will be responsible for losses that result from unauthorized telephone transactions unless MFSC does not follow reasonable procedures designed to verify your identity.

    o BY MAIL. To redeem shares by mail, you can send a letter to MFSC with the name of your fund, your account number, and the number of shares or dollar amount to be sold.


    o ELECTRONICALLY. You can have shares redeemed from your account and the proceeds wired directly to a pre- designated bank account by contacting MFSC via the Internet (MFS Access). You must elect this privilege on your account application and establish a personal identification number (PIN) on MFS Access to use this service.


    o SYSTEMATIC WITHDRAWAL PLAN. You may elect to automatically receive (or designate someone else to receive) regular periodic payments (of at least $100) through an automatic redemption of class B or class C shares. For class B and class C shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (measured at the time you establish this plan). You will incur no CDSC or redemption fee on class B and class C shares redeemed under this plan. For class A shares, there is no similar percentage limitation; while you will not incur a redemption fee, you may incur the CDSC (if applicable) when class A shares are redeemed under this plan.

    o FREE CHECKWRITING. You may redeem your class A or class C shares by writing checks against your account. Checks must be for at least $500 and investments made by check must have been in your account for at least 15 days before you can write checks against them. There is no charge for this service. To authorize your account for checkwriting, contact MFSC (see back cover page for address and phone number).

      Shares in your account equal in value to the amount of the check plus the applicable CDSC (if applicable), redemption fee (if applicable) and any income tax required to be withheld (if any) are redeemed to cover the amount of the check. If your account value is not great enough to cover these amounts, your check will not be honored.


    REDEEMING THROUGH YOUR FINANCIAL ADVISER. You can call your financial adviser to process a redemption on your behalf. Your financial adviser will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

    SIGNATURE GUARANTEE/ADDITIONAL DOCUMENTATION. In order to protect against fraud, each fund requires that your signature be guaranteed in order to redeem your shares. Your signature may be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and transactions. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may, at its discretion, make certain exceptions to these requirements.

o   OTHER CONSIDERATIONS


    RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made primarily for investment purposes. The MFS funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial adviser. For example, the MFS funds may in their discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitations on Exchange Activity" described below if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio or otherwise not be in the fund's best interest. In the event that the MFS funds reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The MFS funds reserve the right to delay for up to one business day the processing of exchange requests in the event that, in the funds' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset values at the conclusion of the delay period.

    EXCHANGE LIMITATION POLICIES. The MFS funds, subject to the limitations described below, take steps reasonably designed to curtail excessive trading practices.

      LIMITATIONS ON EXCHANGE ACTIVITY. The MFS funds, through their agents, undertake to use their best efforts to exercise the funds' rights to restrict, reject or cancel purchase and exchange orders, as described above, once an accountholder makes

          o three exchanges (each exceeding $10,000 in value) out of an account in an MFS fund with a principal investment policy of investing in global, international, high yield bond or municipal bond securities, or

          o six exchanges (each exceeding $10,000 in value) out of any other MFS fund account during a calendar year. Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder. These exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These exchange limits are subject to the MFS funds' ability to monitor exchange activity, as discussed under "Limitations on the Ability to Detect and Curtail Excessive Trading Practices" below. Depending upon the composition of a fund's shareholder accounts and in light of the limitations on the ability of the funds to detect and curtail excessive trading practices, a significant percentage of a fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the MFS funds consider the information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

      LIMITATIONS ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the MFS funds to prevent excessive trading, there is no guarantee that the MFS funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the MFS funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the MFS funds receive purchase, exchange and redemption orders through financial advisers and cannot always know or reasonably detect excessive trading which may be facilitated by these financial advisers or by the use of omnibus account arrangements offered by these financial advisers to investors. Omnibus account arrangements are common forms of holding shares of a fund, particularly among certain financial advisers such as brokers, retirement plans and variable insurance products. These arrangements often permit the financial adviser to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the particular shareholder(s) is not known to a fund.

      EXCESSIVE TRADING RISKS. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance, and maintenance of a higher level of cash balances would likewise result in lower fund investment performance during periods of rising markets.

        In addition, to the extent that a fund significantly invests in foreign securities traded on markets which may close prior to when the fund determines its net asset value (referred to as the valuation time), excessive trading by certain shareholders may cause dilution in the value of fund shares held by other shareholders. Because events may occur after the close of these foreign markets and before the fund's valuation time that influence the value of these foreign securities, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities as of the fund's valuation time (referred to as price arbitrage). The fund has procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what it believes to be the fair value of the securities as of the fund's valuation time. To the extent that the fund does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of fund shares held by other shareholders.

        To the extent that a fund significantly invests in high yield bonds (commonly known as junk bonds) or small cap equity securities, because these securities are often infrequently traded, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds which invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

    REDEMPTION FEE. The MFS high yield funds identified below charge a 2% redemption fee (which is retained by the fund) on proceeds from shares redeemed or exchanged within 30 calendar days following their acquisition (either by purchase or exchange):

            MFS High Income Fund
            MFS Municipal High Income Fund
            MFS High Yield Opportunities Fund

      For purchases made on or after July 1, 2004, all remaining funds in the MFS Family of Funds, except for the MFS Cash Reserve Fund, MFS Money Market Fund and MFS Government Money Market Fund, will charge a 2% redemption fee (which will be retained by the fund) on proceeds from shares redeemed or exchanged within 5 business days following their acquisition (either by purchase or exchange). Prior to July 1, 2004, certain of the MFS international and global funds applied a 30 calendar day redemption fee period, as opposed to a 5 business day period. These funds, as well as the other MFS funds, may determine to change the redemption fee period or amount of redemption fees charged, including in connection with pending Securities and Exchange Commission rules.

      For purposes of applying the redemption fee, shares held the longest will be treated as being redeemed first, and shares held the shortest will be treated as being redeemed last.

      THE FUNDS' REDEMPTION FEE IS NOT CHARGED ON THE FOLLOWING EXCHANGE OR REDEMPTION TRANSACTIONS:

       1. transactions by accounts that the funds or their agents reasonably believe are maintained on an omnibus account basis (e.g., an account maintained with the funds' transfer agent by a financial adviser such as a broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, insurance company or any other person or entity where the ownership of, or interest in, fund shares by individuals or participants is held through the account and is not recorded and maintained by the funds' transfer agent or its affiliates); however, the fee will be imposed if (i) the funds or their agents have been informed that the omnibus account has the systematic capability of assessing the redemption fee at the individual account level and (ii) the account is not otherwise exempt from the fee under one of the exclusion categories listed below;

       2. transactions by retirement plans (including qualified and non-qualified retirement plans) for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services; however, the fee will apply to transactions by IRAs and participant directed 403(b) plans established pursuant to plan documents provided by MFS or its affiliates;

       3. transactions involving shares purchased, exchanged or redeemed by means of automated or pre-established purchase plans (including employer or payroll deduction plans), exchange plans or withdrawal plans ("automated plans") sponsored by the MFS funds;

       4. transactions by the MFS funds of funds including, without limitation, the MFS Asset Allocation Funds;

       5. transactions following the death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability;

       6. transactions involving shares purchased by the reinvestment of dividends or capital gains distributions;

       7. transactions involving shares transferred from another account or shares converted from another share class of the same fund (in which case the redemption fee period will carry over to the acquired shares);

       8. transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the funds or their agents in their sole discretion);

       9. transactions involving class 529A, 529B, 529C, R1, R2 or J shares of the fund (if offered); and

      10. transactions initiated by a fund (e.g., for failure to meet account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation of a fund).

      In addition, the funds reserve the right to waive or impose the redemption fee or withdraw waivers in their discretion. The funds expect that certain waiver categories will be eliminated over time as operating systems are improved, including improvements necessary to enable the assessment of the fee on shares held through omnibus accounts or other intermediaries, and in connection with pending Securities and Exchange Commission redemption fee rules.

      These redemption fee exclusions are subject to any administrative policies and procedures developed by the funds and their agents from time to time (which may address such topics as the documentation necessary for the funds to recognize a disability, among others).

      Depending upon the composition of a fund's shareholder accounts, a significant percentage of a fund's shareholders may not be subject to the redemption fee.

    IN-KIND DISTRIBUTIONS. The MFS funds have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that a fund makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash, and the securities may increase or decrease in value until you sell them. None of the funds expects to make in-kind distributions. However, if a fund does, it will pay, during any 90-day period, your redemption proceeds in cash when the redemption is at or below either $250,000 or 1% of the fund's net assets, whichever is less.

    INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Because it is costly to maintain small accounts, the MFS funds have generally reserved the right to automatically redeem shares and close your account when it contains less than $500 due to your redemptions or exchanges. Before making this automatic redemption, you will be notified and given 60 days to make additional investments to avoid having your shares redeemed.

---------------------
VII OTHER INFORMATION
---------------------


o   PRICING OF FUND SHARES


    The price of each class of the fund's shares is based on its net asset value. The net asset value of each class of shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). Net asset value per share is computed by dividing the net assets allocated to each share class by the number of fund shares outstanding for that class. On holidays or other days (such as Good Friday) when the New York Stock Exchange is closed, net asset value is not calculated, and the fund does not transact purchase, exchange or redemption orders.

      To determine net asset value, the fund values its assets at current market prices where current market prices are readily available (certain short term debt instruments are valued at amortized cost), or at fair value as determined by the adviser under the direction of the Board of Trustees when a determination is made that current market prices are not readily available.

      You will receive the net asset value next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (i.e., has all required information in the appropriate form) and:

    o MFSC receives your order by the valuation time, if placed directly by you (not through a financial intermediary such as a broker or bank); or

    o your financial intermediary receives your order by the valuation time and transmits your order to MFSC.

o   DISTRIBUTIONS


    Each fund intends to declare daily as dividends substantially all of its net income (excluding any capital gains) and to pay these dividends to shareholders at least monthly. Any capital gains are distributed at least annually.


o   DISTRIBUTION OPTIONS

    The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by notifying MFSC:

    o Dividend and capital gain distributions reinvested in additional shares (this option will be assigned if no other option is specified);

    o Dividend distributions in cash; capital gain distributions reinvested in additional shares; or

    o Dividend and capital gain distributions in cash.

    Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value as of the close of business on the record date. Distributions in amounts less than $10 will automatically be reinvested in additional shares of that fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option will automatically be converted to having all distributions reinvested in additional shares. Your request to change a distribution option must be received by MFSC by the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


o   FEDERAL TAX CONSIDERATIONS

    The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in a fund may have on your particular tax situation.

    TAXABILITY OF DISTRIBUTIONS. As long as a fund qualifies for treatment as a regulated investment company (which each fund has in the past and intends to do in the future), it pays no federal income tax on the earnings it distributes to shareholders.

    You may receive three different types of distributions from a fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions will be exempt-interest dividends, which are exempt from federal income tax. Ordinary dividends are normally subject to federal income tax at ordinary income tax rates. (The funds do not expect any distributions to be treated as qualified dividend income, which is taxed at reduced rates). Distributions designated as capital gain dividends are taxable as long-term capital gains. Any taxes that you pay on a distribution will be the same whether you take the distribution in cash or have it reinvested in additional shares of the fund. Some dividends paid in January may be taxable as if they had been paid the previous December.

    The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.

    Each fund's distributions of net capital gains or net short-term capital gains will reduce the fund's net asset value per share. Therefore, if you buy shares shortly before the record date of such a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


    If you are neither a citizen nor a resident of the U.S., each fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the fund. Each fund is also required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to that fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States. Prospective investors in a fund should read the fund's Account Application for additional information regarding backup withholding of federal income tax.


    TAXABILITY OF TRANSACTIONS. When you redeem, sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

    OTHER TAX ISSUES. Exempt-interest dividends that you receive may affect your alternative minimum tax calculation. Also, if you are receiving social security or railroad retirement benefits, your exempt-interest dividends may increase the tax on your benefits. If you borrow money to purchase or carry shares of a fund, your deduction for interest paid on those borrowings will be limited.

o   STATE TAX CONSIDERATIONS

    As long as a fund qualifies for treatment as a regulated investment company, it will not need to pay Massachusetts income or corporate excise tax.

    Your distributions from a fund, including exempt-interest dividends, will generally be subject to state income tax if you live in a state other than the state to which the fund is targeted.

    If you redeem, sell or exchange shares of a fund, you will normally need to take your resulting gain or loss into account in computing your state income tax.

    The following discussion for each fund is very general and is directed at shareholders who are residents of the namesake state. You are urged to consult your tax adviser regarding the effect that an investment in a fund may have on your particular tax situation.

    ALABAMA FUND:
    If the fund meets certain requirements of Alabama law, dividends that you receive from the fund that meet those requirements will be exempt from Alabama personal income tax. The fund will provide information to you annually regarding the percentage of your dividends that meet the requirements to be tax-exempt. Distributions resulting from capital gains on qualifying fund investments and from all income and gains from fund investments that do not qualify will be subject to Alabama personal income tax.

    If you sell shares of the fund, capital gains are taxable and capital losses may be deductible. You cannot deduct interest paid on money you borrow to buy or hold shares of the fund.

    ARKANSAS FUND:
    Distributions of interest that you receive from obligations of the State of Arkansas or the United States or its possessions are exempt from Arkansas income tax. This exemption was confirmed by the Department of Finance and Administration in a letter ruling dated December 13, 1991 addressed to counsel to the fund.

    In determining your Arkansas income tax liabilities, you must account for capital gain distributions you receive from the fund and for capital gains and losses that you realize from redemptions, sales or exchanges of shares of the fund.

    CALIFORNIA FUND:
    If the fund meets certain conditions, you will be able to exclude from income, for California personal income tax purposes, dividends received from the fund which are derived from income from "California exempt- interest securities." California exempt-interest securities are certain United States, California or California municipal obligations held by the fund that, if held by an individual, would pay interest which is exempt from California taxation. The conditions that the fund must meet include a requirement that the fund continue to qualify as a regulated investment company, a requirement that at the close of each quarter of its taxable year, at least 50% of the fund's assets be invested in California exempt-interest securities, and a requirement that the dividends ("California exempt-interest dividends") be designated as such by the fund by written notice to shareholders within 60 days after the close of the fund's taxable year. If you are a California resident, other distributions you receive from the fund will be subject to California personal income tax, whether or not such dividends are reinvested. Interest on indebtedness incurred or continued in connection with the purchase or carry of shares of the fund will not be deductible for California personal income tax purposes.

    FLORIDA FUND:
    Florida does not impose an individual income tax on Florida residents.

    Florida does impose a tax on intangible personal property owned, managed, or controlled by Florida residents. Fund shares owned by Florida residents will be exempt from the Florida intangible personal property tax only if:

    o As of January 1 of each year at least 90% of the fund's portfolio consists of assets that are exempt from the Florida intangible personal property tax, such as State of Florida tax exempt securities and U.S. Government securities.

    In order to take advantage of the exemption from the intangible personal property tax, the fund in normal circumstances intends to sell any non-exempt assets held in its portfolio and reinvest the proceeds in exempt assets prior to January 1. Therefore, your shares should normally be exempt from the Florida intangible personal property tax. However, there are likely to be transaction costs involved in restructuring the portfolio in this manner. These transaction costs may reduce the fund's investment return and exceed any increased investment return the fund achieved by investing in non-exempt assets during the year.

    GEORGIA FUND:
    Under existing Georgia law, you will not be subject to Georgia income tax on distributions on shares of the fund if those distributions constitute exempt-interest dividends for federal income tax purposes that are derived from interest on debt obligations issued by or on behalf of the State of Georgia or its political subdivisions. This treatment also will apply to dividends on shares of the fund that are derived from interest on debt obligations issued by the United States or its territories or possessions where federal law provides an exemption from state income taxation. Generally you will, however, be subject to Georgia income tax on distributions that are derived from gains on sales of debt obligations by the fund.

    MARYLAND FUND:
    Under existing Maryland law, distributions that you receive from the fund are generally not subject to Maryland State or local individual income taxes provided that such distributions are exempt interest dividends for federal income tax purposes and are attributable to: i) interest on Maryland municipal securities, ii) interest on obligations of the United States, iii) interest on obligations of possessions or territories of the United States,
    iv) gains from the disposition of Maryland municipal securities, and v) gains from the disposition of obligations of the United States. However, interest on certain Maryland municipal securities that are specified private activity bonds constitutes a tax preference, and 50% of any distributions of the fund over a certain floor amount attributable to interest from such private activity bonds may be subject to Maryland State and local individual income taxes. All of your other income from the fund and gains from the redemption or sale of your shares of the fund will generally be subject to Maryland State and local individual income tax.

    MASSACHUSETTS FUND:
    Most of your distributions from the fund will be exempt from Massachusetts personal income tax. A portion of your exempt-interest dividends will be subject to Massachusetts tax if the fund invests in municipal securities of other states. Ordinary dividends generally will be subject to Massachusetts tax, but any portion that is attributable to interest on U.S. government securities will be exempt from Massachusetts personal income tax. Capital gain dividends also generally will be taxable, but a portion may be exempt depending on the municipal securities in which the fund invests. You will receive a statement each January or February showing which distributions are subject to Massachusetts personal income tax and which are exempt.

    Companies that pay Massachusetts corporate excise tax will generally need to include all distributions from the fund in calculating the income measure of the tax. Companies generally will not include distributions in calculating their sales factors.

    If you borrow money to purchase or carry shares of the fund, any deduction you would normally take for interest paid on those borrowings will be limited. This is true even for companies that have to pay corporate excise tax on distributions from the fund.

    MISSISSIPPI FUND:
    Under existing Mississippi law, you will not be subject to Mississippi income taxes on distributions you receive from the fund to the extent that such distributions are attributable to interest received by the fund on government obligations, which interest is itself exempt from Mississippi income tax. Generally, interest on obligations of the United States or the State of Mississippi, or political subdivisions thereof, is exempt from Mississippi income tax. Any other distributions you receive from the fund and gains from the redemption or sale of your shares of the fund will be subject to Mississippi income taxes.

    NEW YORK FUND:
    Under existing New York laws, you will not be subject to New York State or New York City personal income taxes on the fund's dividends to the extent that such dividends qualify as exempt-interest dividends for federal income tax purposes and represent interest income attributable to obligations of the State of New York and its political subdivisions, or certain other obligations the interest on which is exempt from New York State and New York City personal income taxes, such as, for example, certain obligations of The Commonwealth of Puerto Rico. To the extent you receive distributions from the fund that are derived from other income, including long-term or short-term capital gains, such distributions will not be exempt from New York State or New York City personal income tax.

    Fund dividends are generally not excluded from net income in determining New York State or New York City franchise taxes on corporations or financial institutions.

    Any capital gains or losses you realize upon a redemption, sale or exchange of your shares in the fund will be required to be taken into account for New York State personal income tax purposes, if you are a New York State resident, and for New York City personal income tax purposes, if you are a resident of New York City.

    You should also note that interest you incur to purchase or retain shares of the fund will not be deductible for New York State or New York City personal income tax purposes.

    NORTH CAROLINA FUND:
    Your income from the fund will not be subject to North Carolina individual income tax to the extent that the income is attributable to (i) interest earned on obligations that are tax-exempt for both federal and North Carolina income tax purposes, (ii) interest earned on direct obligations of the United States, or (iii) capital gains from the sale by the fund of an obligation the profit from which is exempt from North Carolina individual income tax. All of your other income from the fund and gains from the redemption or sale of your shares of the fund generally will be subject to North Carolina individual income tax.

    PENNSYLVANIA FUND:
    You will not be subject to personal income tax on the fund's distribution of income arising from most Pennsylvania and federal obligations. However, you will be subject to tax on the fund's distributions from any other sources including capital gain distributions. Residents of Philadelphia will not be subject to the Philadelphia School District Investment Net Income Tax on the fund's distributions from most state and federal obligations. Corporate shareholders will not be subject to corporate net income tax on the fund's interest distributions arising from most state and federal obligations if such distributions are not included in the corporation's Federal taxable income determined before net operating loss carryovers and special deductions.

    SOUTH CAROLINA FUND:
    Under existing South Carolina law, you will not be subject to South Carolina personal income tax on the fund's distribution of income and gains if those distributions constitute exempt-interest dividends for federal income tax purposes that are derived from interest on debt obligations issued by the State of South Carolina or its political subdivisions or the United States where federal law provides for exemption from state income taxation. However, any capital gains distributed by the fund, or gains realized by a shareholder from a redemption or sale of shares of the fund, will be subject to South Carolina income taxation.

    In addition, because your shares of the fund are considered intangible personal property, the shares are exempt from any and all ad valorem taxation in South Carolina.

    You should also note that interest you incur to purchase or retain shares of the fund generally will not be deductible for South Carolina income tax purposes.

    TENNESSEE FUND:
    Your income from the fund will not be subject to Tennessee individual income tax, also known as the Hall Income Tax, to the extent that the income is attributable to interest earned on obligations of (i) Tennessee or any county, municipality, or political subdivision of Tennessee or (ii) the United States government or any agency or instrumentality of the United States. The administrative position of the Tennessee Department of Revenue is that your income from the fund also will not be subject to Tennessee indivdual income tax to the extent that the income is attributable to capital gains from the sale by the fund of any of those obligations. All of your other income from the fund generally will be subject to Tennessee individual income tax.

    VIRGINIA FUND:
    Your income from the fund will not be subject to Virginia individual income tax to the extent that the income is attributable to (i) interest earned on obligations that are tax-exempt for both federal and Virginia income tax purposes, (ii) interest earned on direct obligations of the United States, or (iii) capital gains from the sale by the fund of an obligation the profit from which is exempt from Virginia individual income tax. All of your other income from the fund and gains from the redemption or sale of your shares of the fund generally will be subject to Virginia individual income tax.

    WEST VIRGINIA FUND:
    The West Virginia Department of Tax and Revenue has created a list of obligations of the United States and its possessions and of West Virginia which, when invested in by an investor, do not create West Virginia Personal Income Tax liability for interest or dividend income.

    As long as the fund qualifies as a regulated investment company distributions you receive from the fund are not subject to West Virginia Personal Income Tax provided that the income is attributable to obligations which appear on the Department's list.

o   UNIQUE NATURE OF FUND

    MFS may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of a fund, and which may be managed by the fund's portfolio manager(s). While each fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.

o   PROVISION OF ANNUAL AND SEMIANNUAL REPORTS

    Each fund produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of a fund's annual and semiannual report and prospectus will be mailed to shareholders having the same residential address on a fund's records. However, any shareholder may contact MFSC (see back cover for address and phone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

-------------------------
VIII FINANCIAL HIGHLIGHTS
-------------------------

    The financial highlights table is intended to help you understand a fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all distributions). This information has been audited by the funds' independent registered public accounting firm, whose report, together with the funds' financial statements, are included in the funds' annual report to shareholders. The funds' annual report is available upon request by contacting MFS Service Center, Inc. (see back cover for address and telephone number). The financial statements contained in the Annual Report are incorporated by reference into the SAI. The funds' independent registered public accounting firm is Deloitte & Touche LLP.

ALABAMA FUND

For years ended 3/31
CLASS A                                          2004              2003              2002               2001            2000
Net asset value, beginning of period           $10.82            $10.31            $10.53             $10.00          $10.76
-----------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                        $0.48             $0.48             $0.51              $0.54           $0.54
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investments                                   0.06              0.54             (0.19)              0.53           (0.64)
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                $0.54             $1.02             $0.32              $1.07          $(0.10)
-----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                     $(0.48)           $(0.50)           $(0.54)            $(0.54)         $(0.54)
-----------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments              --             (0.01)               --                 --           (0.12)
-----------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                 --                --             (0.00)+++             --              --
-----------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain on investments      --                --                --                 --           (0.00)+++
-----------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders   $(0.48)           $(0.51)           $(0.54)            $(0.54)         $(0.66)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $10.88            $10.82            $10.31             $10.53          $10.00
-----------------------------------------------------------------------------------------------------------------------------
Total return (%)(+)                              5.11             10.06              3.05              11.00           (0.82)
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                       0.88              0.88              0.88               0.86            0.89
-----------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                      4.38              4.49              4.87               5.25            5.28
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                 10                21                20                 17              44
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                                 $80,704           $84,474           $83,146            $81,615         $72,736
-----------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                     $0.45             $0.46             $0.49              $0.52           $0.52
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS:
Expenses##                                       1.09              1.08              1.08               1.06            1.07
-----------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                      4.17              4.29              4.67               5.05            5.10
-----------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective April 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
   +++ Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

ALABAMA FUND

For years ended 3/31
CLASS B                                          2004              2003              2002               2001            2000
Net asset value, beginning of period           $10.82            $10.31            $10.53             $10.00          $10.76
-----------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                        $0.39             $0.40             $0.43              $0.46           $0.46
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investments                                   0.07              0.54             (0.19)              0.53           (0.64)
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                $0.46             $0.94             $0.24              $0.99          $(0.18)
-----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                     $(0.40)           $(0.42)           $(0.46)            $(0.46)         $(0.46)
-----------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments              --             (0.01)               --                 --           (0.12)
-----------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                 --                --             (0.00)+++             --              --
-----------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain on investments      --                --                --                 --           (0.00)+++
-----------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders   $(0.40)           $(0.43)           $(0.46)            $(0.46)         $(0.58)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $10.88            $10.82            $10.31             $10.53          $10.00
-----------------------------------------------------------------------------------------------------------------------------
Total return (%)                                 4.32              9.14              2.38              10.17           (1.56)
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                       1.63              1.63              1.63               1.61            1.64
-----------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                      3.63              3.74              4.09               4.50            4.53
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                 10                21                20                 17              44
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)     $17,339           $16,163           $13,579            $12,531         $10,926
-----------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                     $0.37             $0.38             $0.41              $0.46           $0.44
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS:
Expenses##                                       1.83              1.83              1.83               1.81            1.82
-----------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                      3.43              3.54              3.89               4.30            4.35
-----------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective April 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
   +++ Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.

ARKANSAS FUND

For years ended 3/31
CLASS A                                         2004               2003               2002              2001             2000
Net asset value, beginning of period          $10.40              $9.97             $10.08             $9.61           $10.14
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                       $0.45              $0.47              $0.51             $0.51            $0.50
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                           0.01               0.46              (0.11)             0.47            (0.53)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations               $0.46              $0.93              $0.40             $0.98           $(0.03)
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                    $(0.45)            $(0.50)            $(0.51)           $(0.51)          $(0.50)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $10.41             $10.40              $9.97            $10.08            $9.61
------------------------------------------------------------------------------------------------------------------------------
Total return (%)(+)                             4.53               9.51               4.06             10.45            (0.24)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                      0.72               0.73               0.72              0.70             0.72
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                     4.31               4.59               5.05              5.25             5.14
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                19                 15                 15                12               28
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)   $139,333           $134,521           $119,328          $113,928         $107,111
------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for certain of the periods indicated. If these fees had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                    $0.43              $0.45              $0.49             $0.49            $0.48
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS:
Expenses##                                      0.92               0.93               0.92              0.90             0.90
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                     4.11               4.39               4.85              5.05             4.96
------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective April 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

ARKANSAS FUND

For years ended 3/31
CLASS B                                             2004              2003              2002             2001            2000
Net asset value, beginning of period              $10.41             $9.98            $10.09            $9.62          $10.14
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                           $0.37             $0.39             $0.43            $0.44           $0.42
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investments                                         0.01              0.46             (0.11)            0.46           (0.53)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                   $0.38             $0.85             $0.32            $0.90          $(0.11)
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                        $(0.37)           $(0.42)           $(0.43)          $(0.43)         $(0.41)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $10.42            $10.41             $9.98           $10.09           $9.62
------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                    3.68              8.62              3.24             9.59           (1.02)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                          1.53              1.54              1.50             1.47            1.62
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                         3.50              3.77              4.26             4.49            4.33
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                    19                15                15               12              28
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)        $12,554           $12,049            $8,700           $9,822          $9,227
------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for certain of the periods indicated. If these fees had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                        $0.34             $0.37             $0.41            $0.42           $0.40
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS:
Expenses##                                          1.73              1.74              1.70             1.67            1.80
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                         3.30              3.57              4.06             4.29            4.15
------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective April 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.

CALIFORNIA FUND

For years ended 3/31
CLASS A                                         2004               2003               2002              2001             2000
Net asset value, beginning of period           $5.96              $5.70              $5.81             $5.52            $5.89
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                       $0.28              $0.28              $0.28             $0.28            $0.29
------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain
(loss) on investments                           0.02               0.27              (0.10)             0.30            (0.38)

------------------------------------------------------------------------------------------------------------------------------
Total from investment operations               $0.30              $0.55              $0.18             $0.58           $(0.09)
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                    $(0.28)            $(0.29)            $(0.28)           $(0.29)          $(0.28)
------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                --                 --              (0.01)               --               --
------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to
shareholders                                  $(0.28)            $(0.29)            $(0.29)           $(0.29)          $(0.28)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $5.98              $5.96              $5.70             $5.81            $5.52
------------------------------------------------------------------------------------------------------------------------------
Total return (%)(+)                             5.22               9.79               3.11             10.78            (1.41)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                      0.67               0.67               0.67              0.62             0.51
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                     4.71               4.73               4.87              5.08             5.21
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                 8                 22                 12                21               40
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)   $314,108           $333,350           $305,699          $293,137         $196,828
------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                    $0.27              $0.27              $0.27             $0.27            $0.27
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS:
Expenses##                                      0.87               0.87               0.87              0.87             0.86
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                     4.51               4.53               4.67              4.83             4.86
------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective April 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

CALIFORNIA FUND

For years ended 3/31
CLASS B                                             2004              2003              2002             2001            2000
Net asset value, beginning of period               $5.96             $5.70             $5.81            $5.52           $5.89
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                           $0.23             $0.23             $0.24            $0.24           $0.25
------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain (loss) on
investments                                         0.03              0.27             (0.11)            0.30           (0.38)

------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                   $0.26             $0.50             $0.13            $0.54          $(0.13)
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                        $(0.24)           $(0.24)           $(0.23)          $(0.25)         $(0.24)
------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                    --                --             (0.01)              --              --
------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders      $(0.24)           $(0.24)           $(0.24)          $(0.25)         $(0.24)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $5.98             $5.96             $5.70            $5.81           $5.52
------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                    4.38              8.93              2.30             9.93           (2.21)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                          1.47              1.46              1.45             1.39            1.31
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                         3.91              3.94              4.09             4.31            4.38
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                     8                22                12               21              40
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)        $85,106           $98,888           $84,123          $80,473         $60,367
------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                        $0.22             $0.22             $0.23            $0.23           $0.23
------------------------------------------------------------------------------------------------------------------------------
RATIOS (%) TO AVERAGE NET ASSETS:

Expenses##                                          1.67              1.66              1.65             1.64            1.66
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                         3.71              3.74              3.89             4.06            4.03
------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective April 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.

CALIFORNIA FUND

For years ended 3/31
CLASS C                                             2004              2003              2002             2001            2000
Net asset value, beginning of period               $5.98             $5.72             $5.83            $5.53           $5.90
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                           $0.23             $0.23             $0.23            $0.23           $0.24
------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain (loss) on
investments                                         0.02              0.27             (0.10)            0.31           (0.38)

------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                   $0.25             $0.50             $0.13            $0.54          $(0.14)
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                        $(0.23)           $(0.24)           $(0.23)          $(0.24)         $(0.23)
------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                    --                --             (0.01)              --              --
------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to
shareholders                                      $(0.23)           $(0.24)           $(0.24)          $(0.24)         $(0.23)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $6.00             $5.98             $5.72            $5.83           $5.53
------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                    4.27              8.78              2.17             9.96           (2.29)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                          1.56              1.57              1.57             1.52            1.41
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                         3.81              3.83              3.97             4.21            4.32
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                     8                22                12               21              40
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)        $36,363           $40,804           $35,022          $33,056         $10,482
------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                        $0.22             $0.22             $0.22            $0.22           $0.22
------------------------------------------------------------------------------------------------------------------------------
RATIOS (%) TO AVERAGE NET ASSETS:

Expenses##                                          1.77              1.77              1.77             1.77            1.76
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                         3.60              3.63              3.77             3.96            3.97
------------------------------------------------------------------------------------------------------------------------------
(S)(S) As required, effective April 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.

FLORIDA FUND

For years ended 3/31
CLASS A                                             2004              2003              2002             2001            2000
Net asset value, beginning of period              $10.19             $9.78             $9.95            $9.47          $10.12
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                           $0.47             $0.48             $0.50            $0.50           $0.50
------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain (loss) on
investments                                         0.05              0.44             (0.16)            0.49           (0.65)

------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                   $0.52             $0.92             $0.34            $0.99          $(0.15)
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                        $(0.47)           $(0.51)           $(0.51)          $(0.51)         $(0.50)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $10.24            $10.19             $9.78            $9.95           $9.47
------------------------------------------------------------------------------------------------------------------------------
Total return (%)(+)                                 5.20              9.40              3.41            10.72           (1.38)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                          0.64              0.62              0.63             0.63            0.66
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                         4.58              4.78              5.09             5.23            5.21
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                    31                27                16               18              52
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)        $79,155           $86,045           $69,959          $66,807         $64,107
------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                        $0.45             $0.46             $0.48            $0.48           $0.48
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS:
Expenses##                                          0.85              0.82              0.83             0.83            0.84
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                         4.37              4.58              4.89             5.03            5.03
------------------------------------------------------------------------------------------------------------------------------
(S)(S) As required, effective April 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

FLORIDA FUND

For years ended 3/31

CLASS B                                             2004              2003              2002             2001            2000

Net asset value, beginning of period              $10.19             $9.78             $9.95            $9.47          $10.11
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                           $0.39             $0.40             $0.43            $0.42           $0.43
------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain (loss) on
investments                                         0.05              0.43             (0.17)            0.49           (0.64)

------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                   $0.44             $0.83             $0.26            $0.91          $(0.21)
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                        $(0.39)           $(0.42)           $(0.43)          $(0.43)         $(0.43)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $10.24            $10.19             $9.78            $9.95           $9.47
------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                    4.36              8.64              2.58             9.84           (2.07)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                          1.44              1.42              1.43             1.43            1.45
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                         3.78              3.97              4.29             4.43            4.42
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                    31                27                16               18              52
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)        $22,312           $25,175           $22,151          $23,820         $19,999
------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                        $0.37             $0.38             $0.41            $0.41           $0.41
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS:
Expenses##                                          1.64              1.62              1.63             1.63            1.63
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                         3.58              3.77              4.09             4.23            4.24
------------------------------------------------------------------------------------------------------------------------------
(S)(S) As required, effective April 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.

GEORGIA FUND

For years ended 3/31
CLASS A                                             2004              2003              2002             2001            2000
Net asset value, beginning of period              $11.17            $10.63            $10.82           $10.26          $10.93
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                           $0.49             $0.49             $0.50            $0.52           $0.52
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investments                                         0.05              0.55             (0.17)            0.56           (0.67)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                   $0.54             $1.04             $0.33            $1.08          $(0.15)
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                        $(0.49)           $(0.50)           $(0.51)          $(0.52)         $(0.52)
------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                    --                --             (0.01)              --              --
------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to
shareholders                                      $(0.49)           $(0.50)           $(0.52)          $(0.52)         $(0.52)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $11.22            $11.17            $10.63           $10.82          $10.26
------------------------------------------------------------------------------------------------------------------------------
Total return (%)(+)                                 4.93              9.97              3.03            10.80           (1.32)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                          0.91              0.92              0.93             0.90            0.93
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                         4.35              4.43              4.67             4.95            4.98
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                    12                25                19               24              39
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)        $55,659           $57,636           $54,179          $52,236         $48,054
------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                        $0.46             $0.47             $0.48            $0.50           $0.50
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS:
Expenses##                                          1.12              1.12              1.13             1.10            1.11
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                         4.14              4.23              4.47             4.75            4.80
------------------------------------------------------------------------------------------------------------------------------
(S)(S) As required, effective April 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.03%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

GEORGIA FUND

For years ended 3/31
CLASS B                                             2004              2003              2002             2001            2000
Net asset value, beginning of period              $11.18            $10.64            $10.83           $10.27          $10.93
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                           $0.40             $0.40             $0.42            $0.45           $0.44
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investments                                         0.06              0.56             (0.18)            0.55           (0.66)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                   $0.46             $0.96             $0.24            $1.00          $(0.22)
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                        $(0.41)           $(0.42)           $(0.42)          $(0.44)         $(0.44)
------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                    --                --             (0.01)              --              --
------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders      $(0.41)           $(0.42)           $(0.43)          $(0.44)         $(0.44)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $11.23            $11.18            $10.64           $10.83          $10.27
------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                    4.15              9.15              2.26             9.97           (2.06)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                          1.66              1.67              1.68             1.65            1.68
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                         3.60              3.68              3.91             4.25            4.24
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                    12                25                19               24              39
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)        $16,759           $18,077           $16,031          $17,376         $14,777
------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                        $0.38             $0.38             $0.40            $0.43           $0.42
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS:
Expenses##                                          1.86              1.87              1.88             1.85            1.86
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                         3.40              3.48              3.71             4.05            4.06
------------------------------------------------------------------------------------------------------------------------------
(S)(S) As required, effective April 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.03%. Per share, ratios, and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.

MARYLAND FUND

For years ended 3/31
CLASS A                                         2004               2003               2002              2001             2000
Net asset value, beginning of period          $11.69             $11.21             $11.35            $10.81           $11.49
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                       $0.51              $0.52              $0.54             $0.54            $0.53
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                           0.06               0.50              (0.14)             0.54            (0.68)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations               $0.57              $1.02              $0.40             $1.08           $(0.15)
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                    $(0.52)            $(0.54)            $(0.54)           $(0.54)          $(0.53)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $11.74             $11.69             $11.21            $11.35           $10.81
------------------------------------------------------------------------------------------------------------------------------
Total return (%)(+)                             4.96               9.21               3.59             10.26            (1.27)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                      0.96               0.95               0.95              0.95             0.96
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                     4.35               4.51               4.73              4.96             4.85
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                21                 12                  8                14               24
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)   $138,201           $138,666           $128,750          $125,316         $114,957
------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                    $0.49              $0.50              $0.52             $0.52            $0.51
------------------------------------------------------------------------------------------------------------------------------
RATIOS (%) TO AVERAGE NET ASSETS:

Expenses##                                      1.17               1.15               1.15              1.15             1.14
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                     4.14               4.31               4.53              4.76             4.67
------------------------------------------------------------------------------------------------------------------------------
(S)(S) As required, effective April 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       March 31, 2002 was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid directly.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

MARYLAND FUND

For years ended 3/31
CLASS B                                             2004              2003              2002             2001            2000
Net asset value, beginning of period              $11.68            $11.20            $11.34           $10.81          $11.48
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                           $0.43             $0.45             $0.46            $0.47           $0.46
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investments                                         0.07              0.49             (0.13)            0.53           (0.67)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                   $0.50             $0.94             $0.33            $1.00          $(0.21)
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                        $(0.44)           $(0.46)           $(0.47)          $(0.47)         $(0.46)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $11.74            $11.68            $11.20           $11.34          $10.81
------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                    4.37              8.52              2.92             9.46           (1.82)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                          1.61              1.60              1.60             1.60            1.61
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                         3.70              3.86              4.08             4.30            4.21
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                    21                12                 8               14              24
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)        $31,697           $34,033           $31,542          $28,859         $26,845
------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                        $0.41             $0.42             $0.44            $0.47           $0.44
------------------------------------------------------------------------------------------------------------------------------
RATIOS (%) TO AVERAGE NET ASSETS:

Expenses##                                          1.81              1.80              1.80             1.80            1.79
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                         3.50              3.66              3.88             4.10            4.03
------------------------------------------------------------------------------------------------------------------------------
(S)(S) As required, effective April 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       March 31, 2002 was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid directly.

MASSACHUSETTS FUND

For years ended 3/31
CLASS A                                         2004               2003               2002              2001             2000
Net asset value, beginning of period          $11.49             $10.90             $11.11            $10.60           $11.35
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                       $0.51              $0.52              $0.53             $0.55            $0.57
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                           0.03               0.60              (0.21)             0.52            (0.76)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations               $0.54              $1.12              $0.32             $1.07           $(0.19)
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                    $(0.51)            $(0.53)            $(0.52)           $(0.56)          $(0.56)
------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                --                 --              (0.01)               --               --
------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders  $(0.51)            $(0.53)            $(0.53)           $(0.56)          $(0.56)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $11.52             $11.49             $10.90            $11.11           $10.60
------------------------------------------------------------------------------------------------------------------------------
Total return (%)(+)                             4.82              10.42               2.93             10.44            (1.57)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                      0.95               0.92               0.92              0.92             0.92
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                     4.39               4.56               4.73              5.10             5.29
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                14                 15                 13                22               35
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)   $224,923           $233,500           $210,269          $216,272         $207,228
------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. If these fees had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                    $0.48              $0.49              $0.51             $0.53            $0.55
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS:
Expenses##                                      1.16               1.12               1.12              1.12             1.10
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                     4.18               4.36               4.53              4.90             5.11
------------------------------------------------------------------------------------------------------------------------------
(S)(S) As required, effective April 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by $0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

MASSACHUSETTS FUND

For years ended 3/31
CLASS B                                             2004              2003              2002             2001            2000
Net asset value, beginning of period              $11.51            $10.92            $11.12           $10.60          $11.35
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                           $0.43             $0.44             $0.46            $0.48           $0.50
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investments                                         0.04              0.60             (0.20)            0.53           (0.76)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                   $0.47             $1.04             $0.26            $1.01          $(0.26)
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                        $(0.44)           $(0.45)           $(0.45)          $(0.49)         $(0.49)
------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                    --                --             (0.01)              --              --
------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to
shareholders                                      $(0.44)           $(0.45)           $(0.46)          $(0.49)         $(0.49)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $11.54            $11.51            $10.92           $11.12          $10.60
------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                    4.14              9.69              2.35            (9.82)          (2.30)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                          1.60              1.57              1.57             1.57            1.57
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                         3.74              3.91              4.13             4.45            4.64
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                    14                15                13               22              35
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)        $46,253           $47,612           $37,487          $30,057         $25,743
------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. If these fees had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                        $0.41             $0.42             $0.44            $0.46           $0.48
------------------------------------------------------------------------------------------------------------------------------
RATIOS (%) TO AVERAGE NET ASSETS:

Expenses##                                          1.80              1.77              1.77             1.77            1.75
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                         3.54              3.71              3.93             4.25            4.46
------------------------------------------------------------------------------------------------------------------------------
(S)(S) As required, effective April 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.

MISSISSIPPI FUND

For years ended 3/31
CLASS A                                             2004              2003              2002             2001            2000
Net asset value, beginning of period              $10.02             $9.61             $9.78            $9.37           $9.93
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                           $0.46             $0.46             $0.49            $0.50           $0.50
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investments                                         0.01              0.44             (0.16)            0.41           (0.56)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                   $0.47             $0.90             $0.33            $0.91          $(0.06)
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                        $(0.47)           $(0.49)           $(0.50)          $(0.50)         $(0.50)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $10.02            $10.02             $9.61            $9.78           $9.37
------------------------------------------------------------------------------------------------------------------------------
Total return (%)(+)                                 4.77              9.48              3.45            10.02           (0.58)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                          0.62              0.64              0.65             0.65            0.66
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                         4.61              4.70              5.05             5.28            5.22
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                    12                22                 6               19              18
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)        $82,507           $87,724           $76,004          $67,458         $66,173
------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                        $0.44             $0.44             $0.47            $0.48           $0.48
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS:
Expenses##                                          0.82              0.84              0.85             0.85            0.84
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                         4.41              4.50              4.85             5.08            5.04
------------------------------------------------------------------------------------------------------------------------------
(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by less than 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

MISSISSIPPI FUND

For years ended 3/31
CLASS B                                             2004              2003              2002             2001            2000
Net asset value, beginning of period              $10.04             $9.62             $9.79            $9.38           $9.94
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                           $0.38             $0.38             $0.42            $0.43           $0.42
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investments                                        (0.01)^           0.44             (0.17)            0.41           (0.56)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                   $0.37             $0.82             $0.25            $0.84          $(0.14)
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                        $(0.38)           $(0.40)           $(0.42)          $(0.43)         $(0.42)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $10.03            $10.04             $9.62            $9.79           $9.38
------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                    3.80              8.67              2.62             9.17           (1.37)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                          1.44              1.47              1.45             1.43            1.46
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                         3.79              3.86              4.23             4.50            4.41
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                    12                22                 6               19              18
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)        $13,177           $12,900           $10,177          $10,986         $10,786
------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                        $0.36             $0.36             $0.40            $0.41           $0.40
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS:
Expenses##                                          1.64              1.67              1.65             1.63            1.64
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                         3.59              3.66              4.03             4.30            4.23
------------------------------------------------------------------------------------------------------------------------------
(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by less than 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.
     ^ The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of the Fund shares and the amount of per share realized and unrealized gains and losses at such time.

NEW YORK FUND

For years ended 3/31

CLASS A                                         2004               2003               2002              2001             2000
Net asset value, beginning of period          $11.49             $10.94             $11.14            $10.58           $11.27
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                       $0.51              $0.52              $0.53             $0.55            $0.55
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                           0.04               0.56              (0.18)             0.57            (0.69)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations               $0.55              $1.08              $0.35             $1.12           $(0.14)
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                    $(0.51)            $(0.53)            $(0.54)           $(0.55)          $(0.55)
------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                --                 --              (0.01)            (0.01)              --
------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to
shareholders                                  $(0.51)            $(0.53)            $(0.55)           $(0.56)          $(0.55)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $11.53             $11.49             $10.94            $11.14           $10.58
------------------------------------------------------------------------------------------------------------------------------
Total return (%)(+)                             4.90              10.05               3.16             10.75            (1.06)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                      0.86               0.87               0.88              0.86             0.85
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                     4.39               4.56               4.80              5.10             5.14
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                13                 17                 18                35               38
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)   $131,642           $132,843           $121,717          $125,917         $101,403
------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                    $0.48              $0.49              $0.51             $0.52            $0.53
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS:
Expenses##                                      1.06               1.07               1.08              1.06             1.03
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                     4.19               4.36               4.60              4.90             4.96
------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

NEW YORK FUND

For years ended 3/31
CLASS B                                             2004              2003              2002             2001            2000
Net asset value, beginning of period              $11.45            $10.93            $11.13           $10.58          $11.27
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                           $0.42             $0.43             $0.45            $0.46           $0.47
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investments                                         0.04              0.54             (0.19)            0.57           (0.69)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                   $0.46             $0.97             $0.26            $1.03          $(0.22)
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                        $(0.42)           $(0.45)           $(0.45)          $(0.47)         $(0.47)
------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                    --                --             (0.01)           (0.01)             --
------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders      $(0.42)           $(0.45)           $(0.46)          $(0.48)         $(0.47)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $11.49            $11.45            $10.93           $11.13          $10.58
------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                    4.12              8.96              2.39             9.94           (1.89)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                          1.60              1.62              1.63             1.61            1.60
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                         3.62              3.80              4.05             4.33            4.38
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                    13                17                18               35              38
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)        $41,509           $40,867           $29,903          $25,928         $20,224
------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                        $0.39             $0.41             $0.43            $0.44           $0.45
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS:
Expenses##                                          1.80              1.82              1.83             1.81            1.78
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                         3.42              3.60              3.85             4.13            4.20
------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.

NEW YORK FUND
                                                               For years ended 3/31                       Period Ended
                                                        2004              2003              2002            3/31/2001*
CLASS C
Net asset value, beginning of period                  $11.47            $10.93            $11.13                $10.91
-----------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                               $0.42             $0.43             $0.45                 $0.14
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investments                                             0.04              0.56             (0.18)                 0.23
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                       $0.46             $0.99             $0.27                 $0.37
-----------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                            $(0.42)           $(0.45)           $(0.46)               $(0.14)
-----------------------------------------------------------------------------------------------------------------------
In excess of net investment income                        --                --             (0.01)                (0.01)
-----------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders          $(0.42)           $(0.45)           $(0.47)               $(0.15)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $11.51            $11.47            $10.93                $11.13
-----------------------------------------------------------------------------------------------------------------------
Total return (%)                                        4.12              9.14              2.39                  3.36++
-----------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                              1.60              1.62              1.63                  1.61+
-----------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                             3.63              3.81              4.05                  4.20+
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                        13                17                18                    35
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)            $21,907           $14,005           $10,178                $8,578
-----------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                            $0.39             $0.41             $0.43                 $0.14
-----------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS:
Expenses##                                              1.80              1.82              1.83                  1.81+
-----------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                             3.43              3.61              3.85                  4.00+
-----------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.
     * For the period from the inception of Class C shares, December 11, 2000, through March 31, 2001.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.

NORTH CAROLINA FUND

For years ended 3/31
CLASS A                                       2004               2003               2002                2001             2000
Net asset value, beginning of period        $12.24             $11.68             $11.89              $11.35           $12.14
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                     $0.53              $0.54              $0.57               $0.58            $0.59
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                         0.07               0.58              (0.21)               0.55            (0.80)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations             $0.60              $1.12              $0.36               $1.13           $(0.21)
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                  $(0.53)            $(0.56)            $(0.57)             $(0.58)          $(0.58)
------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income              --                 --              (0.00)+++           (0.01)              --
------------------------------------------------------------------------------------------------------------------------------
From net realized gain on
investments                                  (0.01)                --                 --                  --               --
------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to
shareholders                                $(0.54)            $(0.56)            $(0.57)             $(0.59)          $(0.58)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $12.30             $12.24             $11.68              $11.89           $11.35
------------------------------------------------------------------------------------------------------------------------------
Total return (%)(+)                           5.01               9.71               3.08               10.20            (1.67)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                    0.92               0.91               0.92                0.91             0.91
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                   4.30               4.50               4.78                5.03             5.07
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                               9                 20                 13                  27                9
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                             $305,185           $316,687           $303,250            $308,447         $310,624
------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                  $0.50              $0.52              $0.54               $0.56            $0.57
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS:
Expenses##                                    1.12               1.11               1.12                1.11             1.09
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                   4.10               4.30               4.58                4.83             4.89
------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.
   +++ Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

NORTH CAROLINA FUND

For years ended 3/31
CLASS B                                             2004              2003              2002             2001            2000
Net asset value, beginning of period              $12.23            $11.67            $11.89           $11.35          $12.13
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                           $0.45             $0.47             $0.48            $0.50           $0.51
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investments                                         0.07              0.57             (0.20)            0.55           (0.78)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                   $0.52             $1.04             $0.28            $1.05          $(0.27)
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                        $(0.45)           $(0.48)           $(0.49)          $(0.50)         $(0.51)
------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                    --                --             (0.01)           (0.01)             --
------------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments              (0.01)               --                --               --              --
------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders      $(0.46)           $(0.48)           $(0.50)          $(0.51)         $(0.51)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $12.29            $12.23            $11.67           $11.89          $11.35
------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                    4.33              9.01              2.33             9.49           (2.22)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                          1.56              1.56              1.57             1.56            1.56
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                         3.64              3.85              4.07             4.37            4.42
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                     9                20                13               27               9
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)        $50,363           $59,116           $57,534          $60,449         $48,794
------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                        $0.42             $0.44             $0.46            $0.48           $0.49
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS:
Expenses##                                          1.76              1.76              1.77             1.76            1.74
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                         3.44              3.65              3.87             4.17            4.24
------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.

NORTH CAROLINA FUND

For years ended 3/31
CLASS C                                             2004              2003              2002             2001            2000
Net asset value, beginning of period              $12.23            $11.67            $11.89           $11.35          $12.13
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                           $0.45             $0.46             $0.48            $0.50           $0.51
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investments                                         0.07              0.58             (0.20)            0.55           (0.78)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                   $0.52             $1.04             $0.28            $1.05          $(0.27)
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                        $(0.45)           $(0.48)           $(0.49)          $(0.50)         $(0.51)
------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                    --                --             (0.01)           (0.01)             --
------------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments              (0.01)               --                --               --              --
------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders      $(0.46)           $(0.48)           $(0.50)          $(0.51)         $(0.51)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $12.29            $12.23            $11.67           $11.89          $11.35
------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                    4.33              9.01              2.33             9.49           (2.22)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                          1.57              1.56              1.57             1.56            1.56
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                         3.67              3.84              4.07             4.37            4.42
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                     9                20                13               27               9
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)        $35,256           $31,836           $23,741          $19,099         $14,206
------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                        $0.43             $0.44             $0.46            $0.48           $0.49
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS:
Expenses##                                          1.77              1.76              1.77             1.76            1.74
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                         3.47              3.64              3.87             4.17            4.24
------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.

PENNSYLVANIA FUND

For years ended 3/31
CLASS A                                             2004              2003              2002             2001            2000
Net asset value, beginning of period              $10.21             $9.73             $9.85            $9.36           $9.90
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                           $0.42             $0.45             $0.48            $0.49           $0.50
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investments                                         0.10              0.51             (0.11)            0.49           (0.55)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                   $0.52             $0.96             $0.37            $0.98          $(0.05)
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                        $(0.42)           $(0.48)           $(0.49)          $(0.49)         $(0.49)
------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                    --                --             (0.00)+++           --              --
------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders      $(0.42)           $(0.48)           $(0.49)          $(0.49)         $(0.49)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $10.31            $10.21             $9.73            $9.85           $9.36
------------------------------------------------------------------------------------------------------------------------------
Total return (%)(+)                                 5.12             10.12              3.85            10.85           (0.45)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                          0.64              0.48              0.36             0.37            0.38
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                         4.12              4.47              4.90             5.17            5.19
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                    24                19                19               10              48
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)        $75,083           $68,705           $47,661          $33,842         $25,494
------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management, distribution and service fees in excess of 0.20% of average daily net assets. Prior to
    January 1, 2003, MFS had contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other
    Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service fees such that "Other Expenses" did not exceed 0.40% annually. This arrangement was effected by MFS bearing all of the fund's
    "Other Expenses" during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than
    0.40% of average daily net assets. The investment adviser had agreed to waive 0.40% of the reimbursement fee for an indefinite period of time. This agreement terminated on December 31, 2002. In addition, the investment adviser contractually waived a portion of its fee for the periods indicated. To the extent actual expenses were over these limitations, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                        $0.39             $0.40             $0.43            $0.44           $0.44
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS:
Expenses##                                          0.94              0.96              0.89             0.93            0.91
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                         3.82              3.99              4.37             4.61            4.66
------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.
   +++ Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

PENNSYLVANIA FUND

For years ended 3/31
CLASS B                                             2004              2003              2002             2001            2000
Net asset value, beginning of period              $10.24             $9.75             $9.88            $9.38           $9.92
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                           $0.34             $0.36             $0.40            $0.42           $0.42
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investments                                         0.10              0.53             (0.12)            0.50           (0.55)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                   $0.44             $0.89             $0.28            $0.92          $(0.13)
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                        $(0.34)           $(0.40)           $(0.41)          $(0.42)         $(0.41)
------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                    --                --             (0.00)+++           --              --
------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders      $(0.34)           $(0.40)           $(0.41)          $(0.42)         $(0.41)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $10.34            $10.24             $9.75            $9.88           $9.38
------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                    4.38              9.21              2.86            10.06           (1.25)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                          1.44              1.30              1.20             1.17            1.19
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                         3.32              3.62              4.06             4.38            4.38
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                    24                19                19               10              48
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)        $48,480           $46,941           $28,286          $20,827         $17,496
------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management, distribution and service fees in excess of 0.20% of average daily net assets. Prior to
    January 1, 2003, MFS had contractually agreed, subject to reimbursement, to bear a portion of the fund's "Other
    Expenses", which are defined as the fund's operating expenses, exclusive of management, distribution and service fees such that "Other Expenses" did not exceed 0.40% annually. This arrangement was effected by MFS bearing all of the fund's
    "Other Expenses" during the fund's fiscal year and the fund paying MFS an expense reimbursement fee not greater than
    0.40% of average daily net assets. The investment adviser had agreed to waive 0.40% of the reimbursement fee for an indefinite period of time. This agreement terminated on December 31, 2002. In addition, the investment adviser contractually waived a portion of its fee for the periods indicated. To the extent actual expenses were over these limitations, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                        $0.31             $0.32             $0.35            $0.36           $0.37
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS:
Expenses##                                          1.74              1.78              1.73             1.73            1.72
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                         3.02              3.14              3.53             3.82            3.85
------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.
   +++ Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.

SOUTH CAROLINA FUND

For years ended 3/31
CLASS A                                         2004               2003               2002              2001             2000
Net asset value, beginning of period          $12.53             $12.00             $12.15            $11.58           $12.48
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                       $0.55              $0.58              $0.60             $0.60            $0.58
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                           0.10               0.54              (0.16)             0.56            (0.86)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations               $0.65              $1.12              $0.44             $1.16           $(0.28)
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                    $(0.57)            $(0.59)            $(0.59)           $(0.59)          $(0.58)
------------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments             --                 --                 --                --            (0.03)
------------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain on investments     --                 --                 --                --            (0.01)
------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders  $(0.57)            $(0.59)            $(0.59)           $(0.59)          $(0.62)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $12.61             $12.53             $12.00            $12.15           $11.58
------------------------------------------------------------------------------------------------------------------------------
Total return (%)(+)                             5.30               9.51               3.68             10.26            (2.27)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                      0.94               0.95               0.94              0.96             0.94
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                     4.39               4.68               4.91              5.13             4.91
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                16                 21                 10                33               18
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)   $137,911           $129,844           $121,438          $120,529         $121,064
------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                    $0.53              $0.55              $0.57             $0.58            $0.56
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS:
Expenses##                                      1.14               1.15               1.14              1.16             1.12
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                     4.19               4.48               4.71              4.93             4.73
------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share, and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.03%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

SOUTH CAROLINA FUND

For years ended 3/31
CLASS B                                             2004              2003              2002             2001            2000
Net asset value, beginning of period              $12.52            $11.99            $12.14           $11.58          $12.47
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                           $0.47             $0.50             $0.52            $0.52           $0.51
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investments                                         0.10              0.54             (0.16)            0.55           (0.86)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                   $0.57             $1.04             $0.36            $1.07          $(0.35)
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                        $(0.49)           $(0.51)           $(0.51)          $(0.51)         $(0.50)
------------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                 --                --                --               --           (0.03)
------------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain on investments         --                --                --               --           (0.01)
------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders      $(0.49)           $(0.51)           $(0.51)          $(0.51)         $(0.54)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $12.60            $12.52            $11.99           $12.14          $11.58
------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                    4.62              8.81              3.01             9.46           (2.82)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                          1.59              1.60              1.59             1.61            1.59
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                         3.74              4.03              4.25             4.47            4.26
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                    16                21                10               33              18
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)        $36,817           $37,603           $34,139          $33,302         $31,532
------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                        $0.45             $0.47             $0.49            $0.50           $0.48
------------------------------------------------------------------------------------------------------------------------------
RATIOS (%) TO AVERAGE NET ASSETS:

Expenses##                                          1.79              1.80              1.79             1.81            1.77
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                         3.54              3.83              4.05             4.27            4.08
------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.03%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.

TENNESSEE FUND

For years ended 3/31
CLASS A                                       2004               2003               2002               2001             2000
Net asset value, beginning of period        $10.90             $10.43             $10.58             $10.11           $10.87
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                     $0.45              $0.47              $0.49              $0.50            $0.50
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                         0.06               0.49              (0.14)              0.47            (0.69)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations             $0.51              $0.96              $0.35              $0.97           $(0.19)
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                  $(0.45)            $(0.49)            $(0.50)            $(0.50)          $(0.50)
------------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments           --                 --                 --                 --            (0.07)
------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income              --                 --              (0.00)+++             --               --
------------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain on
investments                                     --                 --                 --                 --            (0.00)+++
------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to
shareholders                                $(0.45)            $(0.49)            $(0.50)            $(0.50)          $(0.57)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $10.96             $10.90             $10.43             $10.58           $10.11
------------------------------------------------------------------------------------------------------------------------------
Total return (%)(+)                           4.80               9.34               3.36               9.87            (1.75)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                    0.94               0.97               0.94               0.95             0.96
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                   4.08               4.35               4.66               4.87             4.80
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                              19                 16                 12                 19               20
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted) $118,990           $115,819           $101,294            $99,097         $100,251
------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                  $0.42              $0.45              $0.47              $0.48            $0.48
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS:
Expenses##                                    1.14               1.17               1.14               1.15             1.14
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                   3.88               4.15               4.46               4.67             4.62
------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.
   +++ Per share amount was less than $(0.01).
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

TENNESSEE FUND

For years ended 3/31
CLASS B                                          2004              2003              2002               2001            2000
Net asset value, beginning of period           $10.89            $10.42            $10.57             $10.10          $10.86
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                        $0.38             $0.40             $0.42              $0.43           $0.43
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investments                                   0.06              0.49             (0.14)              0.47           (0.69)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                $0.44             $0.89             $0.28              $0.90          $(0.26)
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                     $(0.38)           $(0.42)           $(0.43)            $(0.43)         $(0.43)
------------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments              --                --                --                 --           (0.07)
------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                 --                --             (0.00)+++             --              --
------------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain on investments      --                --                --                 --           (0.00)+++
------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders   $(0.38)           $(0.42)           $(0.43)            $(0.43)         $(0.50)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $10.95            $10.89            $10.42             $10.57          $10.10
------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                 4.12              8.64              2.69               9.17           (2.39)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                       1.59              1.62              1.59               1.60            1.61
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                      3.43              3.70              4.00               4.22            4.15
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                 19                16                12                 19              20
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)     $24,306           $27,546           $26,183            $23,656         $21,321
------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                     $0.35             $0.38             $0.40              $0.41           $0.41
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS:
Expenses##                                       1.79              1.82              1.79               1.80            1.79
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                      3.23              3.50              3.80               4.02            3.97
------------------------------------------------------------------------------------------------------------------------------
(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.
   +++ Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.

VIRGINIA FUND

For years ended 3/31
CLASS A                                      2004               2003               2002                2001              2000
Net asset value, beginning of period       $11.61             $11.14             $11.36              $10.91            $11.60
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                    $0.53              $0.53              $0.54               $0.56             $0.57
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                        0.12               0.47              (0.22)               0.45             (0.70)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations            $0.65              $1.00              $0.32               $1.01            $(0.13)
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                 $(0.53)            $(0.53)            $(0.54)             $(0.56)           $(0.56)
------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income             --                 --              (0.00)+++           (0.00)+++            --
------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to
shareholders                               $(0.53)            $(0.53)            $(0.54)             $(0.56)           $(0.56)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $11.73             $11.61             $11.14              $11.36            $10.91
------------------------------------------------------------------------------------------------------------------------------
Total return (%)(+)                          5.70               9.10               2.87                9.55             (1.09)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                   0.93               0.93               0.92                0.91              0.91
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                  4.53               4.62               4.77                5.06              5.07
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                             11                 13                 14                  24                13
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                            $301,218           $308,164           $299,088            $304,581          $311,934
------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                 $0.51              $0.51              $0.52               $0.54             $0.54
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS:
Expenses##                                   1.13               1.13               1.12                1.11              1.09
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                  4.33               4.42               4.57                4.86              4.89
------------------------------------------------------------------------------------------------------------------------------
(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.
   +++ Per share amount was less than $(0.01).
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charges had been included, the results would have been lower.

VIRGINIA FUND

For years ended 3/31
CLASS B                                          2004              2003              2002               2001             2000
Net asset value, beginning of period           $11.60            $11.13            $11.35             $10.91           $11.60
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                        $0.45             $0.46             $0.47              $0.48            $0.49
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investments                                   0.12              0.46             (0.22)              0.44            (0.70)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                $0.57             $0.92             $0.25              $0.92           $(0.21)
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                     $(0.45)           $(0.45)           $(0.47)            $(0.48)          $(0.48)
------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                 --                --             (0.00)+++          (0.00)+++           --
------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders   $(0.45)           $(0.45)           $(0.47)            $(0.48)          $(0.48)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $11.72            $11.60            $11.13             $11.35           $10.91
------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                 5.02              8.40              2.20               8.76            (1.73)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                       1.57              1.58              1.58               1.56             1.56
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                      3.88              3.97              4.12               4.39             4.42
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                 11                13                14                 24               13
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                                 $23,564           $25,470           $26,970            $29,872          $29,316
------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                     $0.43             $0.43             $0.45              $0.46            $0.47
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS:
Expenses##                                       1.77              1.78              1.78               1.76             1.74
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                      3.68              3.77              3.92               4.19             4.24
------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.
   +++ Per share amount was less than $(0.01).
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.

VIRGINIA FUND

For years ended 3/31
CLASS C                                          2004              2003              2002               2001             2000
Net asset value, beginning of period           $11.61            $11.13            $11.36             $10.91           $11.60
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                        $0.45             $0.45             $0.47              $0.48            $0.49
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investments                                   0.11              0.48             (0.23)              0.45            (0.70)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                $0.56             $0.93             $0.24              $0.93           $(0.21)
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                     $(0.45)           $(0.45)           $(0.47)            $(0.48)          $(0.48)
------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                 --                --             (0.00)+++          (0.00)+++           --
------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders   $(0.45)           $(0.45)           $(0.47)            $(0.48)          $(0.48)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $11.72            $11.61            $11.13             $11.36           $10.91
------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                 4.93              8.49              2.10               8.85            (1.73)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                       1.57              1.58              1.57               1.56             1.56
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                      3.88              3.97              4.10               4.37             4.42
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                 11                13                14                 24               13
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)     $13,338           $12,758           $10,619             $6,965           $5,171
------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                     $0.43             $0.43             $0.44              $0.46            $0.47
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS:
Expenses##                                       1.77              1.78              1.77               1.76             1.74
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                      3.68              3.77              3.90               4.17             4.24
------------------------------------------------------------------------------------------------------------------------------
(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.
   +++ Per share amount was less than $(0.01).
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.

WEST VIRGINIA FUND

For years ended 3/31
CLASS A                                         2004               2003               2002              2001             2000
Net asset value, beginning of period          $11.77             $11.32             $11.45            $10.95           $11.75
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                       $0.51              $0.55              $0.57             $0.57            $0.57
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                           0.05               0.46              (0.14)             0.50            (0.80)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations               $0.56              $1.01              $0.43             $1.07           $(0.23)
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                    $(0.51)            $(0.56)            $(0.56)           $(0.57)          $(0.57)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $11.82             $11.77             $11.32            $11.45           $10.95
------------------------------------------------------------------------------------------------------------------------------
Total return (%)(+)                             4.84               9.04               3.79             10.04            (1.89)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                      0.93               0.96               0.93              0.95             0.95
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                     4.33               4.71               4.97              5.14             5.13
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                17                 13                  2                 9               30
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)   $140,599           $139,564           $121,860          $118,862         $117,174
------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                    $0.49              $0.53              $0.55             $0.55            $0.55
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS:
Expenses##                                      1.13               1.16               1.13              1.15             1.13
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                     4.13               4.51               4.77              4.94             4.95
------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

WEST VIRGINIA FUND

For years ended 3/31
CLASS B                                             2004              2003              2002             2001            2000
Net asset value, beginning of period              $11.76            $11.31            $11.44           $10.94          $11.74
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)(S)

Net investment income(S)                           $0.43             $0.47             $0.50            $0.50           $0.50
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investments                                         0.06              0.46             (0.15)            0.50           (0.80)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                   $0.49             $0.93             $0.35            $1.00          $(0.30)
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                        $(0.43)           $(0.48)           $(0.48)          $(0.50)         $(0.50)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $11.82            $11.76            $11.31           $11.44          $10.94
------------------------------------------------------------------------------------------------------------------------------
Total return (%)                                    4.25              8.34              3.12             9.34           (2.53)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA(S):

Expenses##                                          1.58              1.61              1.59             1.60            1.60
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                         3.68              4.06              4.31             4.48            4.48
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                    17                13                 2                9              30
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)        $17,744           $19,443           $16,248          $16,170         $14,727
------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                        $0.41             $0.45             $0.47            $0.48           $0.48
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS:
Expenses##                                          1.78              1.81              1.79             1.80            1.78
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                         3.48              3.86              4.11             4.28            4.30
------------------------------------------------------------------------------------------------------------------------------

(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.

  APPENDIX A

o   INVESTMENT TECHNIQUES AND PRACTICES

    In pursuing its investment objective, each fund may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the fund's investment objective. Investment techniques and practices which a fund will use or currently anticipates using are denoted by a check (x) mark. However, a fund may not use all of these techniques and practices. Investment techniques and practices which the funds do not currently anticipate using but which the funds reserve the freedom to use are denoted by a dash (-) mark. Investment techniques and practices which are the principal focus of a fund are described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non- principal investment techniques and practices are described, together with their risks, in the SAI.

    INVESTMENT TECHNIQUES/PRACTICES
    ..........................................................................

    SYMBOLS   x funds use, or currently     -- permitted, but the funds do
                anticipate using               not currently anticipate using
--------------------------------------------------------------------------------

Debt Securities
  Asset-Backed Securities
    Collateralized Mortgage Obligations and Multiclass
      Pass-Through Securities                                   x
    Corporate Asset-Backed Securities                           --
    Mortgage Pass-Through Securities                            --
    Stripped Mortgage-Backed Securities                         --
  Corporate Securities                                          x
  Loans and Other Direct Indebtedness                           x
  Lower Rated Bonds                                             x
  Municipal Bonds                                               x
  U.S. Government Securities                                    x
  Variable and Floating Rate Obligations                        x
  Zero Coupon Bonds                                             x
Equity Securities                                               x
Foreign Securities Exposure
  Brady Bonds                                                   --
  Depositary Receipts                                           --
  Dollar-Denominated Foreign Debt Securities                    --
  Emerging Markets                                              --
  Foreign Securities                                            --
Forward Contracts                                               --
Futures Contracts                                               x
Indexed Securities/Structured Products                          x
Inverse Floating Rate Obligations                               x
Investment in Other Investment Companies
  Open-End Funds                                                x
  Closed-End Funds                                              x
Lending of Portfolio Securities                                 x
Leveraging Transactions
  Bank Borrowings                                               --
  Mortgage "Dollar-Roll" Transactions                           x
  Reverse Repurchase Agreements                                 --
Options
  Options on Foreign Currencies                                 --
  Options on Futures Contracts                                  x
  Options on Securities                                         x
  Options on Stock Indices                                      --
  Reset Options                                                 --
  "Yield Curve" Options                                         --
Repurchase Agreements                                           x
Short Sales                                                     --
Short Term Instruments                                          x
Swaps and Related Derivative Instruments                        x
Temporary Borrowings                                            x
Temporary Defensive Positions                                   x
"When-Issued" Securities                                        x

----------
APPENDIX B
----------
                                                    TAX EQUIVALENT YIELD TABLES
                                     (RATES FOR 2004 UNDER FEDERAL AND STATE INCOME TAX LAWS)

The tables below show the approximate taxable bond yields which are equivalent to tax-exempt bond yields, for the ranges indicated, under federal and, respectively, Alabama, Arkansas, California, Georgia, Maryland, Massachusetts, Mississippi, New
York, North Carolina, Pennsylvania, South Carolina, Tennessee, Virginia and West Virginia personal income tax laws that apply to
2004. The State of Florida does not currently impose an income tax on individuals. Such yields will differ under the laws applicable to subsequent years. Separate calculations, showing the applicable taxable income brackets, are provided for investors who file joint returns and for those investors who file individual returns. In each table, the effective marginal income tax rate will be increased if personal exemptions are phased out (for the phase out period only) and if a portion of itemized deductions are disallowed. This increase in the marginal rates, if applicable, will cause a corresponding increase in the equivalent taxable yields.

While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minumum tax.


ALABAMA -- 2004 Tax Year
------------------------------------------------------------------------------------------------------------------------------------
       TAXABLE INCOME*                                      TAX-EXEMPT YIELD                                                COMBINED
------------------------------    INCOME  ---------------------------------------------------    AVERAGE  AVERAGE  AVERAGE   FED. &
    SINGLE          JOINT           TAX                                                FEDERAL    STATE    CITY     ADD'L      ST.
     2004            2004        BRACKET** 3.0%   4.0%   5.0%    6.0%    7.0%    8.0%    RATE     RATE     RATE   SURCHARGE  RATE***
--------------  --------------   --------- ------------------------------------------  -------   ------   ------- ---------  -------
           NOT             NOT                      EQUIVALENT TAXABLE YIELD
OVER      OVER    OVER     OVER
$      0- 7,150                    14.00%  3.49%  4.65%  5.81%   6.98%   8.14%   9.30%  0.100   0.044406  0.000000  0.000000  0.1400
                 $      0- 14,300  14.00   3.49   4.65   5.81    6.98    8.14    9.30   0.100   0.044406  0.000000  0.000000  0.1400
$  7,150- 29,050                   19.25   3.72   4.95   6.19    7.43    8.67    9.91   0.150   0.050000  0.000000  0.000000  0.1925
                 $ 14,300- 58,100  19.25   3.72   4.95   6.19    7.43    8.67    9.91   0.150   0.050000  0.000000  0.000000  0.1925
$ 29,050- 70,350 $ 58,100-117,250  28.75   4.21   5.61   7.02    8.42    9.82   11.23   0.250   0.050000  0.000000  0.000000  0.2875
$ 70,350-146,750 $117,250-178,650  31.60   4.39   5.85   7.31    8.77   10.23   11.70   0.280   0.050000  0.000000  0.000000  0.3160
$146,750-319,100 $178,650-319,100  36.35   4.71   6.28   7.86    9.43   11.00   12.57   0.330   0.050000  0.000000  0.000000  0.3635
$319,100 & Over  $319,100 & Over   38.25   4.86   6.48   8.10    9.72   11.34   12.96   0.350   0.050000  0.000000  0.000000  0.3825


  * Net amount subject to Federal and Alabama personal income tax after deductions and exemptions.
 ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
*** Combined Federal and Alabama rate assumes itemization of state tax deduction.

ARKANSAS -- 2004 Tax Year
------------------------------------------------------------------------------------------------------------------------------------
       TAXABLE INCOME*                                      TAX-EXEMPT YIELD                                                COMBINED
------------------------------    INCOME  ---------------------------------------------------    AVERAGE  AVERAGE  AVERAGE   FED. &
    SINGLE          JOINT           TAX                                                FEDERAL    STATE    CITY     ADD'L      ST.
     2004            2004        BRACKET** 3.0%   4.0%   5.0%    6.0%    7.0%    8.0%    RATE     RATE     RATE   SURCHARGE  RATE***
--------------  --------------   --------- ------------------------------------------  -------   ------   ------- ---------  -------
           NOT             NOT                      EQUIVALENT TAXABLE YIELD
OVER      OVER    OVER     OVER
$      0- 7,150                    11.68%  3.40%  4.53%  5.66%   6.79%   7.93%   9.06%  0.100   0.018710  0.000000  0.000000  0.1168
                 $      0- 14,300  12.69   3.44   4.58   5.73    6.87    8.02    9.16   0.100   0.029863  0.000000  0.000000  0.1269
$  7,150- 29,050                   19.48   3.73   4.97   6.21    7.45    8.69    9.94   0.150   0.052684  0.000000  0.000000  0.1948
                 $ 14,300- 58,100  20.62   3.78   5.04   6.30    7.56    8.82   10.08   0.150   0.066074  0.000000  0.000000  0.2062
$ 29,050- 70,350 $ 58,100-117,250  30.25   4.30   5.73   7.17    8.60   10.04   11.47   0.250   0.070000  0.000000  0.000000  0.3025
$ 70,350-146,750 $117,250-178,650  33.04   4.48   5.97   7.47    8.96   10.45   11.95   0.280   0.070000  0.000000  0.000000  0.3304
$146,750-319,100 $178,650-319,100  37.69   4.81   6.42   8.02    9.63   11.23   12.84   0.330   0.070000  0.000000  0.000000  0.3769
$319,100 & Over  $319,100 & Over   39.55   4.96   6.62   8.27    9.93   11.58   13.23   0.350   0.070000  0.000000  0.000000  0.3955


  * Net amount subject to Federal and Arkansas personal income tax after deductions and exemptions.
 ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
*** Combined Federal and Arkansas rate assumes itemization of state tax deduction.



CALIFORNIA -- 2004 Tax Year
----------------------------------------------------------------------------------------------------------------------------------
       TAXABLE INCOME*                                          TAX-EXEMPT YIELD                                         COMBINED
------------------------------    INCOME    -------------------------------------------------------            AVERAGE    FED. &
    SINGLE          JOINT           TAX                                                              FEDERAL    STATE       ST.
     2004            2004        BRACKET**   3.0%     4.0%     5.0%      6.0%      7.0%      8.0%     RATE       RATE      RATE***
--------------  --------------   ---------  ------------------------------------------------------   ------     -------   --------
           NOT             NOT                      EQUIVALENT TAXABLE YIELD
OVER      OVER    OVER     OVER

$      0- 7,150                    11.05%    3.37%    4.50%    5.62%     6.75%     7.87%     8.99%    0.100     0.011662     0.1105
                 $      0- 14,300  11.05     3.37     4.50     5.62      6.75      7.87      8.99     0.100     0.011662     0.1105
$  7,150- 29,050                   18.38     3.68     4.90     6.13      7.35      8.58      9.80     0.150     0.039782     0.1838
                 $ 14,300- 58,100  18.38     3.68     4.90     6.13      7.35      8.58      9.80     0.150     0.039782     0.1838
$ 29,050- 70,350                   31.67     4.39     5.85     7.32      8.78     10.24     11.71     0.250     0.088899     0.3167
                 $ 58,100-117,250  31.55     4.38     5.84     7.30      8.77     10.23     11.69     0.250     0.087273     0.3155
$ 70,350-146,750 $117,250-178,650  34.70     4.59     6.13     7.66      9.19     10.72     12.25     0.280     0.093000     0.3470
$146,750-319,100 $178,650-319,100  39.23     4.94     6.58     8.23      9.87     11.52     13.16     0.330     0.093000     0.3923
$319,100 & Over  $319,100 & Over   41.05     5.09     6.79     8.48     10.18     11.87     13.57     0.350     0.093000     0.4105


  * Net amount subject to Federal and California personal income tax after deductions and exemptions.
 ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
*** Combined Federal and California rate assumes itemization of state tax deduction.


GEORGIA -- 2004 Tax Year
----------------------------------------------------------------------------------------------------------------------------------
       TAXABLE INCOME*                                          TAX-EXEMPT YIELD                                         COMBINED
------------------------------    INCOME    -------------------------------------------------------            AVERAGE    FED. &
    SINGLE          JOINT           TAX                                                              FEDERAL    STATE       ST.
     2004            2004        BRACKET**   3.0%     4.0%     5.0%      6.0%      7.0%      8.0%     RATE       RATE      RATE***
--------------  --------------   ---------  ------------------------------------------------------   ------     -------   --------
           NOT             NOT                      EQUIVALENT TAXABLE YIELD
OVER      OVER    OVER     OVER
$      0- 7,150                     13.01%    3.45%    4.60%    5.75%     6.90%     8.05%     9.20%    0.100     0.033427    0.1301
                 $      0- 14,300   13.76     3.48     4.64     5.80      6.96      8.12      9.28     0.100     0.041818    0.1376
$  7,150- 29,050                    20.10     3.75     5.01     6.26      7.51      8.76     10.01     0.150     0.060000    0.2010
                 $ 14,300- 58,100   20.10     3.75     5.01     6.26      7.51      8.76     10.01     0.150     0.060000    0.2010
$ 29,050- 70,350 $ 58,100-117,250   29.50     4.26     5.67     7.09      8.51      9.93     11.35     0.250     0.060000    0.2950
$ 70,350-146,750 $117,250-178,650   32.32     4.43     5.91     7.39      8.87     10.34     11.82     0.280     0.060000    0.3232
$146,750-319,100 $178,650-319,100   37.02     4.76     6.35     7.94      9.53     11.11     12.70     0.330     0.060000    0.3702
$319,100 & Over  $319,100 & Over    38.90     4.91     6.55     8.18      9.82     11.46     13.09     0.350     0.060000    0.3890


  * Net amount subject to Federal and Georgia personal income tax after deductions and exemptions.
 ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
*** Combined Federal and Georgia rate assumes itemization of state tax deduction.



MARYLAND -- 2004 Tax Year
----------------------------------------------------------------------------------------------------------------------------------
       TAXABLE INCOME*                                          TAX-EXEMPT YIELD                                         COMBINED
------------------------------    INCOME    -------------------------------------------------------            AVERAGE    FED. &
    SINGLE          JOINT           TAX                                                              FEDERAL    STATE       ST.
     2004            2004        BRACKET**   3.0%     4.0%     5.0%      6.0%      7.0%      8.0%     RATE       RATE      RATE***
--------------  --------------   ---------  ------------------------------------------------------   ------     -------   --------
           NOT             NOT                      EQUIVALENT TAXABLE YIELD
OVER      OVER    OVER     OVER

$      0- 7,150                     13.61%    3.47%    4.63%    5.79%     6.95%     8.10%     9.26%    0.100     0.040157    0.1361
                 $      0- 14,300   13.94     3.49     4.65     5.81      6.97      8.13      9.30     0.100     0.043829    0.1394
$  7,150- 29,050                    19.04     3.71     4.94     6.18      7.41      8.65      9.88     0.150     0.047500    0.1904
                 $ 14,300- 58,100   19.04     3.71     4.94     6.18      7.41      8.65      9.88     0.150     0.047500    0.1904
$ 29,050- 70,350 $ 58,100-117,250   28.56     4.20     5.60     7.00      8.40      9.80     11.20     0.250     0.047500    0.2856
$ 70,350-146,750 $117,250-178,650   31.42     4.37     5.83     7.29      8.75     10.21     11.67     0.280     0.047500    0.3142
$146,750-319,100 $178,650-319,100   36.18     4.70     6.27     7.83      9.40     10.97     12.54     0.330     0.047500    0.3618
$319,100 & Over  $319,100 & Over    38.09     4.85     6.46     8.08      9.69     11.31     12.92     0.350     0.047500    0.3809


  * Net amount subject to Federal and Maryland personal income tax after deductions and exemptions.
 ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
*** Combined Federal and Maryland rate assumes itemization of state tax deduction.


MASSACHUSETTS -- 2004 Tax Year
------------------------------------------------------------------------------------------------------------------------------------
       TAXABLE INCOME*                                            TAX-EXEMPT YIELD                                         COMBINED
------------------------------      INCOME    -------------------------------------------------------            AVERAGE    FED. &
    SINGLE          JOINT             TAX                                                              FEDERAL    STATE       ST.
     2004            2004          BRACKET**   3.0%     4.0%     5.0%      6.0%      7.0%      8.0%     RATE       RATE      RATE***
--------------  --------------     ---------  ------------------------------------------------------   ------     -------   --------
           NOT             NOT                      EQUIVALENT TAXABLE YIELD
OVER      OVER    OVER     OVER

$      0- 7,150  $      0- 14,300    14.77%    3.52%    4.69%    5.87%     7.04%     8.21%     9.39%    0.100     0.053000    0.1477
$  7,150- 29,050 $ 14,300- 58,100    19.51     3.73     4.97     6.21      7.45      8.70      9.94     0.150     0.053000    0.1951
$ 29,050- 70,350 $ 58,100-117,250    28.98     4.22     5.63     7.04      8.45      9.86     11.26     0.250     0.053000    0.2898
$ 70,350-146,750 $117,250-178,650    31.82     4.40     5.87     7.33      8.80     10.27     11.73     0.280     0.053000    0.3182
$146,750-319,100 $178,650-319,100    36.55     4.73     6.30     7.88      9.46     11.03     12.61     0.330     0.053000    0.3655
$319,100 & Over  $319,100 & Over     38.45     4.87     6.50     8.12      9.75     11.37     13.00     0.350     0.053000    0.3845


  * Net amount subject to Federal and Massachusetts personal income tax after deductions and exemptions.
 ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
*** Combined Federal and Massachusetts rate assumes itemization of state tax deduction.


MISSISSIPPI -- 2004 Tax Year
------------------------------------------------------------------------------------------------------------------------------------
       TAXABLE INCOME*                                            TAX-EXEMPT YIELD                                         COMBINED
------------------------------      INCOME    -------------------------------------------------------            AVERAGE    FED. &
    SINGLE          JOINT             TAX                                                              FEDERAL    STATE       ST.
     2004            2004          BRACKET**   3.0%     4.0%     5.0%      6.0%      7.0%      8.0%     RATE       RATE      RATE***
--------------  --------------     ---------  ------------------------------------------------------   ------     -------   --------
           NOT             NOT                      EQUIVALENT TAXABLE YIELD
OVER      OVER    OVER     OVER

$      0- 7,150                      12.97%    3.45%    4.60%    5.75%     6.89%     8.04%     9.19%    0.100     0.033007    0.1297
                 $      0- 14,300    13.56     3.47     4.63     5.78      6.94      8.10      9.25     0.100     0.039510    0.1356
$  7,150- 29,050                     19.14     3.71     4.95     6.18      7.42      8.66      9.89     0.150     0.048699    0.1914
                 $ 14,300- 58,100    19.25     3.72     4.95     6.19      7.43      8.67      9.91     0.150     0.050000    0.1925
$ 29,050- 70,350 $ 58,100-117,250    28.75     4.21     5.61     7.02      8.42      9.82     11.23     0.250     0.050000    0.2875
$ 70,350-146,750 $117,250-178,650    31.60     4.39     5.85     7.31      8.77     10.23     11.70     0.280     0.050000    0.3160
$146,750-319,100 $178,650-319,100    36.35     4.71     6.28     7.86      9.43     11.00     12.57     0.330     0.050000    0.3635
$319,100 & Over  $319,100 & Over     38.25     4.86     6.48     8.10      9.72     11.34     12.96     0.350     0.050000    0.3825


  * Net amount subject to Federal and Mississippi personal income tax after deductions and exemptions.
 ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
*** Combined Federal and Mississippi rate assumes itemization of state tax deduction.

NEW YORK STATE RESIDENTS (EXCEPT NEW YORK CITY RESIDENTS) -- 2004 TAX YEAR
------------------------------------------------------------------------------------------------------------------------------------
       TAXABLE INCOME*                                        TAX-EXEMPT YIELD                                              COMBINED
--------------------------------   INCOME    -------------------------------------------------------             AVERAGE     FED. &
    SINGLE          JOINT            TAX                                                              FEDERAL     STATE        ST.
     2004            2004          BRACKET**   3.0%     4.0%     5.0%      6.0%      7.0%      8.0%    RATE        RATE      RATE***
--------------  --------------    ---------  -------------------------------------------------------  --------  ----------  --------
            NOT             NOT
 OVER      OVER     OVER    OVER                                EQUIVALENT TAXABLE YIELD
$      0-  7,150 $      0- 14,300    13.60%    3.47%    4.63%    5.79%     6.94%     8.10%     9.26%    0.100     0.040000    0.1360
$  7,150- 29,050 $ 14,300- 58,100    20.07     3.75     5.00     6.26      7.51      8.76     10.01     0.150     0.059677    0.2007
$ 29,050- 70,350 $ 58,100-117,250    30.14     4.29     5.73     7.16      8.59     10.02     11.45     0.250     0.068500    0.3014
$ 70,350-146,750                     33.11     4.48     5.98     7.47      8.97     10.46     11.96     0.280     0.071713    0.3311
                 $117,250-178,650    33.16     4.49     5.98     7.48      8.98     10.47     11.97     0.280     0.070950    0.3316
$146,750-319,100 $178,650-319,100    37.94     4.83     6.45     8.06      9.67     11.28     12.89     0.330     0.073750    0.3794
$319,100 & Over  $319,100 & Over     40.00     5.00     6.67     8.33     10.00     11.67     13.33     0.350     0.076939    0.4000


  * Net amount subject to Federal and New York personal income tax after deductions and exemptions.
 ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
*** Combined Federal and New York rate assumes itemization of state tax deduction.


NEW YORK - New York City Residents Only -- 2004 Tax Year
-----------------------------------------------------------------------------------------------------------------------------------
          TAXABLE INCOME*                                     TAX-EXEMPT YIELD                                            COMBINED
---------------------------------   INCOME   --------------------------------------------            AVERAGE     AVERAGE   FED. &
     SINGLE              JOINT       TAX                                                  FEDERAL     STATE       CITY       ST.
      2004               2004      BRACKET**  3.0%   4.0%   5.0%   6.0%    7.0%    8.0%     RATE      RATE        RATE     RATE***
-----------------  --------------  --------  --------------------------------------------  -------  ----------  ---------- --------
           NOT              NOT
 OVER      OVER     OVER    OVER         EQUIVALENT TAXABLE YIELD
$      0-  7,150 $      0- 14,300  16.22%    3.58%  4.77%  5.97%   7.16%   8.36%   9.55%   0.100    0.040000    0.029070   0.1622
$  7,150- 29,050                   22.97     3.89   5.19   6.49    7.79    9.09   10.39    0.150    0.059677    0.034057   0.2297
                 $ 14,300- 58,100  23.00     3.90   5.19   6.49    7.79    9.09   10.39    0.150    0.059677    0.034465   0.2300
$ 29,050- 70,350                   32.85     4.47   5.96   7.45    8.94   10.42   11.91    0.250    0.068500    0.036191   0.3285
                 $ 58,100-117,250  32.85     4.47   5.96   7.45    8.94   10.42   11.91    0.250    0.068500    0.036173   0.3285
$ 70,350-146,750                   36.02     4.69   6.25   7.81    9.38   10.94   12.50    0.280    0.071713    0.039705   0.3602
                 $117,250-178,650  35.91     4.68   6.24   7.80    9.36   10.92   12.48    0.280    0.070950    0.038939   0.3591
$146,750-319,100 $178,650-319,100  40.74     5.06   6.75   8.44   10.12   11.81   13.50    0.330    0.073750    0.041750   0.4074
$319,100 & Over  $319,100 & Over   42.89     5.25   7.00   8.76   10.51   12.26   14.01    0.350    0.076939    0.044449   0.4289


  * Net amount subject to Federal and New York personal income tax after deductions and exemptions.
 ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
*** Combined Federal and New York rate assumes itemization of state tax deduction.


NORTH CAROLINA -- 2004 TAX YEAR
------------------------------------------------------------------------------------------------------------------------------------
       TAXABLE INCOME*                                        TAX-EXEMPT YIELD                                              COMBINED
--------------------------------   INCOME    -------------------------------------------------------             AVERAGE     FED. &
    SINGLE          JOINT            TAX                                                              FEDERAL     STATE        ST.
     2004            2004          BRACKET**   3.0%     4.0%     5.0%      6.0%      7.0%      8.0%    RATE        RATE      RATE***
--------------  --------------    ---------  -------------------------------------------------------  --------  ----------  --------
            NOT             NOT
 OVER      OVER     OVER    OVER                                EQUIVALENT TAXABLE YIELD

$      0-  7,150 $      0- 14,300   15.40%    3.55%    4.73%    5.91%     7.09%      8.27%    9.46%   0.100     0.060000     0.1540
$  7,150- 29,050                    20.73     3.78     5.05     6.31      7.57       8.83    10.09    0.150     0.067443     0.2073
                 $ 14,300- 58,100   20.82     3.79     5.05     6.31      7.58       8.84    10.10    0.150     0.068413     0.2082
$ 29,050- 70,350                    30.39     4.31     5.75     7.18      8.62      10.06    11.49    0.250     0.071880     0.3039
                 $ 58,100-117,250   30.41     4.31     5.75     7.18      8.62      10.06    11.50    0.250     0.072187     0.3041
$ 70,350-146,750                    33.71     4.53     6.03     7.54      9.05      10.56    12.07    0.280     0.079251     0.3371
                 $117,250-178,650   33.58     4.52     6.02     7.53      9.03      10.54    12.04    0.280     0.077500     0.3358
$146,750-319,100                    38.53     4.88     6.51     8.13      9.76      11.39    13.01    0.330     0.082500     0.3853
                 $178,650-319,100   38.48     4.88     6.50     8.13      9.75      11.38    13.00    0.330     0.081740     0.3848
$319,100 & Over  $319,100 & Over    40.36     5.03     6.71     8.38     10.06      11.74    13.41    0.350     0.082500     0.4036


  * Net amount subject to Federal and North Carolina personal income tax after deductions and exemptions.
 ** Effective  combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
*** Combined  Federal and North Carolina rate assumes itemization of state tax deduction.


PENNSYLVANIA -- 2004 Tax Year
------------------------------------------------------------------------------------------------------------------------------------
       TAXABLE INCOME*                                        TAX-EXEMPT YIELD                                            COMBINED
--------------------------------   INCOME    -------------------------------------------------------          AVERAGE      FED. &
    SINGLE          JOINT            TAX                                                           FEDERAL     STATE         ST.
     2004            2004          BRACKET**   3.0%     4.0%     5.0%      6.0%    7.0%     8.0%    RATE        RATE       RATE***
--------------  --------------    ---------  ---------------------------------------------------  --------    --------    --------
            NOT             NOT
 OVER      OVER     OVER    OVER                                EQUIVALENT TAXABLE YIELD

$      0-  7,150 $      0- 14,300   12.76%    3.44%    4.59%    5.73%     6.88%    8.02%    9.17%    0.100     0.030700     0.1276
$  7,150- 29,050 $ 14,300- 58,100   17.61     3.64     4.85     6.07      7.28     8.50     9.71     0.150     0.030700     0.1761
$ 29,050- 70,350 $ 58,100-117,250   27.30     4.13     5.50     6.88      8.25     9.63    11.00     0.250     0.030700     0.2730
$ 70,350-146,750 $117,250-178,650   30.21     4.30     5.73     7.16      8.60    10.03    11.46     0.280     0.030700     0.3021
$146,750-319,100 $178,650-319,100   35.06     4.62     6.16     7.70      9.24    10.78    12.32     0.330     0.030700     0.3506
$319,100 & Over  $319,100 & Over    37.00     4.76     6.35     7.94      9.52    11.11    12.70     0.350     0.030700     0.3700


  * Net amount subject to Federal and Pennsylvania personal income tax after deductions and exemptions.
 ** Effective combined Federal and state tax bracket. State rate based on the average rate for the Federal tax bracket.
*** Combined Federal and Pennsylvania rate assumes itemization of state tax deduction.


SOUTH CAROLINA -- 2004 Tax Year
------------------------------------------------------------------------------------------------------------------------------------
       TAXABLE INCOME*                                        TAX-EXEMPT YIELD                                            COMBINED
--------------------------------   INCOME    -----------------------------------------------------             AVERAGE     FED. &
    SINGLE          JOINT            TAX                                                            FEDERAL     STATE        ST.
     2004            2004          BRACKET**   3.0%     4.0%     5.0%      6.0%    7.0%    8.0%       RATE        RATE      RATE***
--------------  --------------    ---------  -----------------------------------------------------  --------  ----------  --------
            NOT             NOT
 OVER      OVER     OVER    OVER                                EQUIVALENT TAXABLE YIELD

$      0-  7,150                    12.83%    3.44%    4.59%    5.74%     6.88%    8.03%    9.18%     0.100     0.031399    0.1283
                 $      0- 14,300   14.06     3.49     4.65     5.82      6.98     8.15     9.31      0.100     0.045056    0.1406
$  7,150- 29,050                    20.64     3.78     5.04     6.30      7.56     8.82    10.08      0.150     0.066315    0.2064
                 $ 14,300- 58,100   20.95     3.80     5.06     6.33      7.59     8.86    10.12      0.150     0.070000    0.2095
$ 29,050- 70,350 $ 58,100-117,250   30.25     4.30     5.73     7.17      8.60    10.04    11.47      0.250     0.070000    0.3025
$ 70,350-146,750 $117,250-178,650   33.04     4.48     5.97     7.47      8.96    10.45    11.95      0.280     0.070000    0.3304
$146,750-319,100 $178,650-319,100   37.69     4.81     6.42     8.02      9.63    11.23    12.84      0.330     0.070000    0.3769
$319,100 & Over  $319,100 & Over    39.55     4.96     6.62     8.27      9.93    11.58    13.23      0.350     0.070000    0.3955


  * Net amount subject to Federal and South Carolina personal income tax after deductions and exemptions.
 ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
*** Combined Federal and South Carolina rate assumes itemization of state tax deduction.


TENNESSEE -- 2004 Tax Year
------------------------------------------------------------------------------------------------------------------------------------
       TAXABLE INCOME*                                        TAX-EXEMPT YIELD                                              COMBINED
--------------------------------   INCOME    -------------------------------------------------------             AVERAGE     FED. &
    SINGLE          JOINT            TAX                                                              FEDERAL     STATE        ST.
     2004            2004          BRACKET**   3.0%     4.0%     5.0%      6.0%      7.0%      8.0%    RATE        RATE      RATE***
--------------  --------------    ---------  -------------------------------------------------------  --------  ----------  --------
            NOT             NOT
 OVER      OVER     OVER    OVER                                EQUIVALENT TAXABLE YIELD

$      0-  7,150 $      0- 14,300  15.40%    3.55%    4.73%     5.91%      7.09%     8.27%     9.46%   0.100     0.060000    0.1540
$  7,150- 29,050 $ 14,300- 58,100  20.10     3.75     5.01      6.26       7.51      8.76     10.01    0.150     0.060000    0.2010
$ 29,050- 70,350 $ 58,100-117,250  29.50     4.26     5.67      7.09       8.51      9.93     11.35    0.250     0.060000    0.2950
$ 70,350-146,750 $117,250-178,650  32.32     4.43     5.91      7.39       8.87     10.34     11.82    0.280     0.060000    0.3232
$146,750-319,100 $178,650-319,100  37.02     4.76     6.35      7.94       9.53     11.11     12.70    0.330     0.060000    0.3702
$319,100 & Over  $319,100 & Over   38.90     4.91     6.55      8.18       9.82     11.46     13.09    0.350     0.060000    0.3890


  * Net amount subject to Federal and Tennessee personal income tax after deductions and exemptions.
 ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
*** Combined Federal and Tennessee rate assumes itemization of state tax deduction.

VIRGINIA -- 2004 Tax Year
-----------------------------------------------------------------------------------------------------------------------------------
       TAXABLE INCOME*                                        TAX-EXEMPT YIELD                                            COMBINED
------------------------------     INCOME   ------------------------------------------------------             AVERAGE     FED. &
    SINGLE          JOINT            TAX                                                             FEDERAL     STATE       ST.
     2004            2004         BRACKET**   3.0%     4.0%     5.0%      6.0%      7.0%      8.0%    RATE       RATE      RATE***
--------------  --------------    ---------  -----------------------------------------------------  --------  ----------  ---------
            NOT             NOT
 OVER      OVER     OVER    OVER                                EQUIVALENT TAXABLE YIELD

$      0-  7,150                    12.86%    3.44%    4.59%    5.74%     6.89%     8.03%     9.18%    0.100     0.031818    0.1286
                 $      0- 14,300   13.68     3.48     4.63     5.79      6.95      8.11      9.27     0.100     0.040909    0.1368
$  7,150- 29,050                    19.60     3.73     4.98     6.22      7.46      8.71      9.95     0.150     0.054127    0.1960
                 $ 14,300- 58,100   19.85     3.74     4.99     6.24      7.49      8.73      9.98     0.150     0.057038    0.1985
$ 29,050- 70,350 $ 58,100-117,250   29.31     4.24     5.66     7.07      8.49      9.90     11.32     0.250     0.057500    0.2931
$ 70,350-146,750 $117,250-178,650   32.14     4.42     5.89     7.37      8.84     10.32     11.79     0.280     0.057500    0.3214
$146,750-319,100 $178,650-319,100   36.85     4.75     6.33     7.92      9.50     11.08     12.67     0.330     0.057500    0.3685
$319,100 & Over  $319,100 & Over    38.74     4.90     6.53     8.16      9.79     11.43     13.06     0.350     0.057500    0.3874


  * Net amount subject to Federal and Virginia personal income tax after deductions and exemptions.
 ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
*** Combined Federal and Virginia rate assumes itemization of state tax deduction.


WEST VIRGINIA --  2004 Tax Year
-----------------------------------------------------------------------------------------------------------------------------------
       TAXABLE INCOME*                                        TAX-EXEMPT YIELD                                            COMBINED
------------------------------     INCOME   ------------------------------------------------------             AVERAGE     FED. &
    SINGLE          JOINT            TAX                                                             FEDERAL     STATE       ST.
     2004            2004         BRACKET**   3.0%     4.0%     5.0%      6.0%      7.0%      8.0%    RATE       RATE      RATE***
--------------  --------------    ---------  -----------------------------------------------------  --------  ----------  ---------
            NOT             NOT
 OVER      OVER     OVER    OVER                                EQUIVALENT TAXABLE YIELD

$      0-  7,150                    12.70%    3.44%    4.58%    5.73%     6.87%     8.02%     9.16%    0.100     0.030000    0.1270
                 $      0- 14,300   12.97     3.45     4.60     5.75      6.89      8.04      9.19     0.100     0.033007    0.1297
$  7,150- 29,050                    18.37     3.68     4.90     6.13      7.35      8.58      9.80     0.150     0.039623    0.1837
                 $ 14,300- 58,100   19.25     3.72     4.95     6.19      7.43      8.67      9.91     0.150     0.049977    0.1925
$ 29,050- 70,350                    29.30     4.24     5.66     7.07      8.49      9.90     11.32     0.250     0.057276    0.2930
                 $ 58,100-117,250   29.86     4.28     5.70     7.13      8.55      9.98     11.41     0.250     0.064839    0.2986
$ 70,350-146,750 $117,250-178,650   32.68     4.46     5.94     7.43      8.91     10.40     11.88     0.280     0.065000    0.3268
$146,750-319,100 $178,650-319,100   37.36     4.79     6.39     7.98      9.58     11.17     12.77     0.330     0.065000    0.3736
$319,100 & Over  $319,100 & Over    39.23     4.94     6.58     8.23      9.87     11.52     13.16     0.350     0.065000    0.3923


  * Net amount subject to Federal and West Virginia personal income tax after deductions and exemptions.
 ** Effective combined Federal and state tax bracket. State rate based on the average state rate for the Federal tax bracket.
*** Combined Federal and West Virginia rate assumes itemization of state tax deduction.

MFS(R) MUNICIPAL SERIES TRUST


SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES. The Board of Trustees of the MFS funds has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, [name of fund], c/o Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116, Attention: Frank Tarantino, Independent Chief Compliance Officer of the Fund. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS fund to which it relates and (iii) identify the class and number of shares held by the shareholder.

  IF YOU WANT MORE INFORMATION ABOUT THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:


ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the funds' actual investments. Annual reports discuss the effect of recent market conditions and the funds' investment strategy on performance during the last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated August 1, 2004, provides more detailed information about the funds and is incorporated into this prospectus by reference.


  YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE FUNDS, AND MAKE INQUIRIES ABOUT THE FUNDS, BY CONTACTING:

    MFS Service Center, Inc.
    2 Avenue de Lafayette
    Boston, MA 02111-1738
    Telephone: 1-800-225-2606
    Internet: http://www.mfs.com

Information about the funds (including their prospectus, SAI and shareholder reports) can be reviewed and copied at the:

    Public Reference Room
    Securities and Exchange Commission
    Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the funds are available on the EDGAR Database on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e- mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

    The funds' Investment Company Act file number is 811-4096.

[logo] M F S(R)                                         STATEMENT OF ADDITIONAL
INVESTMENT MANAGEMENT                                               INFORMATION


                                                                 AUGUST 1, 2004


MFS ALABAMA MUNICIPAL BOND FUND
MFS ARKANSAS MUNICIPAL BOND FUND
MFS CALIFORNIA MUNICIPAL BOND FUND
MFS FLORIDA MUNICIPAL BOND FUND
MFS GEORGIA MUNICIPAL BOND FUND
MFS MARYLAND MUNICIPAL BOND FUND
MFS MASSACHUSETTS MUNICIPAL BOND FUND
MFS MISSISSIPPI MUNICIPAL BOND FUND
MFS NEW YORK MUNICIPAL BOND FUND
MFS NORTH CAROLINA MUNICIPAL BOND FUND
MFS PENNSYLVANIA MUNICIPAL BOND FUND
MFS SOUTH CAROLINA MUNICIPAL BOND FUND
MFS TENNESSEE MUNICIPAL BOND FUND
MFS VIRGINIA MUNICIPAL BOND FUND
MFS WEST VIRGINIA MUNICIPAL BOND FUND

EACH A SERIES OF MFS(R) MUNICIPAL SERIES TRUST
500 BOYLSTON STREET, BOSTON, MA 02116
(617) 954-5000


This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Funds' Prospectus dated August 1, 2004. This SAI should be read in conjunction with the Prospectus. The Funds' financial statements are incorporated into this SAI by reference to each Fund's most recent Annual Report to shareholders. A copy of each Annual Report accompanies this SAI. You may obtain a copy of the Funds' Prospectus and Annual Reports without charge by contacting MFS Service Center, Inc. (see back cover of Part II of this SAI for address and phone number).


This SAI is divided into two Parts -- Part I and Part II. Part I contains information that is particular to the Funds, while Part II contains information that generally applies to each of the Funds in the MFS Family of Funds (the "MFS Funds"). Each Part of the SAI has a variety of appendices which can be found at the end of Part I and Part II, respectively.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.


                                                                  MST-SAI-8/04

STATEMENT OF ADDITIONAL INFORMATION
PART I
Part I of this SAI contains information that is particular to the Funds.

  TABLE OF CONTENTS
                                                                          Page
I      Definitions ........................................................   3

II     Management of the Funds ............................................   3

       The Funds ..........................................................   3

       Trustees and Officers -- Identification and Background .............   3

       Trustee Compensation and Committees ................................   3

       Affiliated Service Provider Compensation ...........................   3

III    Sales Charges and Distribution Plan Payments .......................   4

       Sales Charges ......................................................   4

       Distribution Plan  Payments ........................................   4

IV     Portfolio Transactions and Brokerage Commissions ...................   4

V      Share Ownership ....................................................   4

VI     Investment Techniques, Practices, Risks and Restrictions ...........   4

       Investment Techniques, Practices and Risks .........................   4

       Investment Restrictions ............................................   4

VII    Tax Considerations .................................................   4

VIII   Independent Auditors and Financial Statements ......................   4

IX     Additional Information Concerning the States .......................   4

       Appendix A -- Trustee Compensation and Committees .................. A-1

       Appendix B -- Affiliated Service Provider Compensation ............. B-1

       Appendix C -- Sales Charges and Distribution Plan Payments ......... C-1

       Appendix D -- Portfolio Transactions and Brokerage Commissions ..... D-1

       Appendix E -- Share Ownership ...................................... E-1

       Appendix F -- Additional Information Concerning the States ......... F-1

I     DEFINITIONS

      "Funds" - MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, and MFS West Virginia Municipal Bond Fund, each a series of the Trust.

      "Trust" - MFS Municipal Series Trust, a Massachusetts business trust, organized in 1984. On August 27, 1993, the Trust changed its name from "MFS Multi-State Municipal Bond Trust." On August 3, 1992 the Trust changed its name from "MFS Managed Multi-State Municipal Bond Trust." The Trust was known as "MFS Managed Multi-State Tax-Exempt Trust" until its name was changed effective August 12, 1988.

      "MFS" or the "Adviser" - Massachusetts Financial Services Company, a Delaware corporation.

      "MFD" or the "Distributor" - MFS Fund Distributors, Inc., a Delaware corporation.

      "MFSC" - MFS Service Center, Inc., a Delaware corporation.


      "Prospectus" - The Prospectus of the Funds, dated August 1, 2004, as amended or supplemented from time to time.


II    MANAGEMENT OF THE FUNDS

      THE FUNDS
      Each Fund is a non-diversified series of the Trust. The Trust is an open-end management investment company.

      TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND
      The identification and background of the Trustees and officers of the Trust are set forth in Appendix E to Part II.

      TRUSTEE COMPENSATION AND COMMITTEES
      Compensation paid to the non-interested Trustees and to Trustees who are not officers of the Trust, for certain specified periods, as well as information regarding the committees of the Board of Trustees, is set forth in Appendix A to this Part I.

      AFFILIATED SERVICE PROVIDER COMPENSATION
      Compensation paid by each Fund to its affiliated service providers -- to MFS, for investment advisory and administrative services, and to MFSC, for transfer agency services -- for certain specified periods is set forth in Appendix B to this Part I.

      For each Fund, in connection with their deliberations with regard to approval of the Fund's current investment advisory agreement with MFS, the Trustees, including the non-interested Trustees, considered such information and factors as they believe, in the light of the legal advice furnished to them and their own business judgment, to be relevant to the interests of the shareholders of the Fund. Such factors may vary somewhat from year to year. During the past year, such factors included the following:

      Nature, Quality and Extent of Services. The Trustees considered the nature, quality, cost and extent of the various investment, administrative and shareholder services performed by MFS and its affiliates under the existing investment advisory agreement and under separate agreements covering transfer agency and administrative functions. The Trustees also considered the nature and extent of certain other services MFS performs on the Fund's behalf, including the securities lending programs and MFS' interaction with third party service providers, principally custodians and sub-custodians.

      Investment Record and Comparative Performance Data. The Trustees reviewed the Fund's investment performance as well as the performance of a peer group of funds.

      Expenses. The Trustees considered the Fund's advisory fee and expense ratios and and the advisory fee and expense ratios of a peer group of funds. Additionally, the Trustees considered the fee waivers and expense reimbursements agreed to by MFS and whether these arrangements may be changed without approval by the Trustees.

      Economies of Scale. The Trustees considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale.

      Profitability. The Trustees considered the level of MFS' profits with respect to the management of the Fund, including a review of MFS' methodology in allocating its costs to the management of the Fund. The Trustees considered the profits realized by MFS in connection with the operation of the Fund and whether the amount of profit is reasonable and appropriate for purposes of promoting a financially strong adviser capable of providing high quality services to the Fund.

      Personnel and Industry Conditions. The Trustees considered the necessity of MFS maintaining its ability to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.

      Other Benefits. Taking into account the risks assumed by MFS, the Trustees considered the character and amount of other benefits received by MFS from serving as adviser of the Fund and from providing certain administrative services to the Fund, and from affiliates of MFS serving as principal underwriter and shareholder servicing agent of the Fund. The Trustees also considered benefits to MFS from the use of the Fund's portfolio brokerage commissions to pay for research and other similar services.

      The non-interested Trustees were assisted in this process by their own independent legal counsel from whom they received separate legal advice. Based upon their review, the Trustees determined that the investment advisory agreement was reasonable, fair and in the best interest of the Fund and its shareholders. The Trustees also concluded that the fees provided in the investment advisory agreement were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

III   SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

      SALES CHARGES
      Sales charges paid in connection with the purchase and sale of Fund shares for certain specified periods are set forth in Appendix C to this
      Part I, together with the Funds' schedule of dealer reallowances.

      DISTRIBUTION PLAN PAYMENTS
      Payments made by each Fund under the Distribution Plan for its most recent fiscal year end are set forth in Appendix C to this Part I.

IV    PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

      Brokerage commissions paid by each Fund for certain specified periods, and information concerning purchases by the Funds of securities issued by their regular broker-dealers for the Funds' most recent fiscal year, are set forth in Appendix D to this Part I.


      Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers, on behalf of the Funds. The value of securities purchased and the brokerage commissions paid by the Fund for Research for its most recent fiscal year are set forth in Appendix D to this Part I. The Trustees (together with the Trustees of certain other MFS funds) have directed the Adviser to allocate a total of $132,813 of commission business from certain MFS funds (including the Funds) to Lynch, Jones & Ryan, Inc. as consideration for the annual renewal of certain publications provided by Lipper Inc. (which provide information useful to the Trustees in reviewing the relationship between the Funds and the Adviser).


V     SHARE OWNERSHIP

      Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, as well as the dollar range value of each Trustee's share ownership in each Fund and, on an aggregate basis, in all MFS funds overseen, by investors who control a Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in Appendix E to this Part I.


VI    INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS

      INVESTMENT TECHNIQUES, PRACTICES AND RISKS

      The investment objective and principal investment policies of each Fund are described in the Prospectus. In pursuing its investment objective and investment policies, a Fund may engage in a number of investment techniques and practices, which involve certain risks. These investment techniques and practices, which may be changed without shareholder approval, are identified in Appendix A to the Prospectus, and are more fully described, together with their associated risks, in Part II of this SAI. The following percentage limitations apply at the time of investment to certain of these investment techniques and practices for each Fund:


        o Speculative Securities and Lower Rated Securities may not exceed one-third of a Fund's net assets;

        o Revenue Bonds may be up to 100% of a Fund's net assets.

      INVESTMENT RESTRICTIONS
      Each Fund has adopted certain investment restrictions which are described in Appendix F to Part II.


VII   TAX CONSIDERATIONS

      For a discussion of tax considerations, see Part II of this SAI.


VIII  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

      Deloitte & Touche LLP is the Funds' independent registered public accounting firm, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

        The Funds' Financial Statements and Financial Highlights for the year ended April 30, 2004 are incorporated by reference into this SAI from the Fund's Annual Report to shareholders and have been audited by Deloitte & Touche LLP, independent registered public accountants, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm, given upon their authority as experts in accounting and auditing. A copy of the Fund's Annual Report accompanies this SAI.

IX    ADDITIONAL INFORMATION CONCERNING THE STATES

        Additional information concerning the state in which each Fund concentrates its investments is set forth in Appendix G to this Part I.

-------------------
PART I - APPENDIX A
-------------------

    TRUSTEE COMPENSATION AND COMMITTEES

    Each Fund pays the compensation of non-interested Trustees and of Trustees who are not officers of the Trust, who currently receive from each Fund an annual fee plus a fee for each meeting attended, together with such Trustee's out-of-pocket expenses. Further information on the committees of the Funds' Board of Trustees is set out below.

    TRUSTEE COMPENSATION TABLES
    ..........................................................................


                                                                TOTAL TRUSTEE
                                                                  FEES FROM
    ALABAMA FUND                             TRUSTEE FEES          FUND AND
    TRUSTEE                                  FROM FUND(1)       FUND COMPLEX(2)
    ---------------------------------------------------------------------------
    INTERESTED TRUSTEES
    John W. Ballen(3)                           N/A                 N/A
    Robert J. Manning(4)                        N/A                 N/A
    Kevin R. Parke(3)                           N/A                 N/A
    Robert C. Pozen(4)                          N/A                 N/A
    Jeffrey L. Shames(5)                        N/A                 N/A

    NON-INTERESTED TRUSTEES
    Lawrence H. Cohn, M.D.                      $332              $196,868
    David H. Gunning(6)                         $ 66                N/A
    William R. Gutow                            $332              $196,868
    J. Atwood Ives                              $345              $207,969
    Amy B. Lane(6)                              $ 66                N/A
    Abby M. O'Neill(7)                          $253              $189,682
    Lawrence T. Perera                          $344              $206,858
    William J. Poorvu                           $344              $207,969
    J. Dale Sherratt                            $336              $196,868
    Elaine R. Smith                             $331              $196,868
    Ward Smith                                  $337              $206,324

    ----------------
    (1) For the fiscal year ended March 31, 2004.
    (2) Information provided is for the calendar year 2003. Each Trustee receiving compensation served as Trustee of 109 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2003 of approximately $89.6 billion).
    (3) Messrs. Ballen and Parke resigned as Trustees of the Funds on February 6, 2004.
    (4) Messrs. Manning and Pozen became Trustees of the Funds on February 24, 2004.
    (5) Mr. Shames resigned as a Trustee of the Funds on February 13, 2004.
    (6) Mr. Gunning and Ms. Lane became Trustees of the Funds effective January 27, 2004.
    (7) Effective December 31, 2003, Ms. O'Neill retired as Trustee of the
        Funds.

    ...........................................................................
                                                                TOTAL TRUSTEE
                                                                  FEES FROM
    ARKANSAS FUND                            TRUSTEE FEES          FUND AND
    TRUSTEE                                  FROM FUND(1)       FUND COMPLEX(2)
    ---------------------------------------------------------------------------


    INTERESTED TRUSTEES
    John W. Ballen(3)                           N/A                 N/A
    Robert J. Manning(4)                        N/A                 N/A
    Kevin R. Parke(3)                           N/A                 N/A
    Robert C. Pozen(4)                          N/A                 N/A
    Jeffrey L. Shames(5)                        N/A                 N/A

    NON-INTERESTED TRUSTEES
    Lawrence H. Cohn, M.D.                      $568              $196,868
    David H. Gunning(6)                         $113                N/A
    William R. Gutow                            $568              $196,868
    J. Atwood Ives                              $587              $207,969
    Amy B. Lane(6)                              $113                N/A
    Abby M. O'Neill(7)                          $433              $189,682
    Lawrence T. Perera                          $586              $206,858
    William J. Poorvu                           $586              $207,969
    J. Dale Sherratt                            $574              $196,868
    Elaine R. Smith                             $567              $196,868
    Ward Smith                                  $572              $206,324

    ----------------
    (1) For the fiscal year ended March 31, 2004.
    (2) Information provided is for the calendar year 2003. Each Trustee receiving compensation served as Trustee of 109 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2003 of approximately $89.6 billion).
    (3) Messrs. Ballen and Parke resigned as Trustees of the Funds on February 6, 2004.
    (4) Messrs. Manning and Pozen became Trustees of the Funds on February 24, 2004.
    (5) Mr. Shames resigned as a Trustee of the Funds on February 13, 2004.
    (6) Mr. Gunning and Ms. Lane became Trustees of the Funds effective January 27, 2004.
    (7) Effective December 31, 2003, Ms. O'Neill retired as Trustee of the
        Funds.

    ...........................................................................
                                                                TOTAL TRUSTEE
                                                                  FEES FROM
    CALIFORNIA FUND                          TRUSTEE FEES          FUND AND
    TRUSTEE                                  FROM FUND(1)       FUND COMPLEX(2)
    ---------------------------------------------------------------------------


    INTERESTED TRUSTEES
    John W. Ballen(3)                            N/A                N/A
    Robert J. Manning(4)                         N/A                N/A
    Kevin R. Parke(3)                            N/A                N/A
    Robert C. Pozen(4)                           N/A                N/A
    Jeffrey L. Shames(5)                         N/A                N/A

    NON-INTERESTED TRUSTEES
    Lawrence H. Cohn, M.D.                      $1,138            $196,868
    David H. Gunning(6)                         $  227              N/A
    William R. Gutow                            $1,138            $196,868
    J. Atwood Ives                              $1,199            $207,969
    Amy B. Lane(6)                              $  227              N/A
    Abby M. O'Neill(7)                          $  867            $189,682
    Lawrence T. Perera                          $1,197            $206,858
    William J. Poorvu                           $1,197            $207,969
    J. Dale Sherratt                            $1,155            $196,868
    Elaine R. Smith                             $1,133            $196,868
    Ward Smith                                  $1,180            $206,324

    ----------------
    (1) For the fiscal year ended March 31, 2004.
    (2) Information provided is for the calendar year 2003. Each Trustee receiving compensation served as Trustee of 109 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2003 of approximately $89.6 billion).
    (3) Messrs. Ballen and Parke resigned as Trustees of the Funds on February 6, 2004.
    (4) Messrs. Manning and Pozen became Trustees of the Funds on February 24, 2004.
    (5) Mr. Shames resigned as a Trustee of the Funds on February 13, 2004.
    (6) Mr. Gunning and Ms. Lane became Trustees of the Funds effective January 27, 2004.
    (7) Effective December 31, 2003, Ms. O'Neill retired as Trustee of the
        Funds.

    ...........................................................................
                                                                TOTAL TRUSTEE
                                                                  FEES FROM
    FLORIDA FUND                             TRUSTEE FEES          FUND AND
    TRUSTEE                                  FROM FUND(1)       FUND COMPLEX(2)
    ---------------------------------------------------------------------------


    INTERESTED TRUSTEES
    John W. Ballen(3)                           N/A                 N/A
    Robert J. Manning(4)                        N/A                 N/A
    Kevin R. Parke(3)                           N/A                 N/A
    Robert C. Pozen(4)                          N/A                 N/A
    Jeffrey L. Shames(5)                        N/A                 N/A

    NON-INTERESTED TRUSTEES
    Lawrence H. Cohn, M.D.                      $568              $196,868
    David H. Gunning(6)                         $112                N/A
    William R. Gutow                            $568              $196,868
    J. Atwood Ives                              $582              $207,969
    Amy B. Lane(6)                              $112                N/A
    Abby M. O'Neill(7)                          $433              $189,682
    Lawrence T. Perera                          $582              $206,858
    William J. Poorvu                           $582              $207,969
    J. Dale Sherratt                            $572              $196,868
    Elaine R. Smith                             $567              $196,868
    Ward Smith                                  $566              $206,324

    ----------------
    (1) For the fiscal year ended March 31, 2004.
    (2) Information provided is for the calendar year 2003. Each Trustee receiving compensation served as Trustee of 109 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2003 of approximately $89.6 billion).
    (3) Messrs. Ballen and Parke resigned as Trustees of the Funds on February 6, 2004.
    (4) Messrs. Manning and Pozen became Trustees of the Funds on February 24, 2004.
    (5) Mr. Shames resigned as a Trustee of the Funds on February 13, 2004.
    (6) Mr. Gunning and Ms. Lane became Trustees of the Funds effective January 27, 2004.
    (7) Effective December 31, 2003, Ms. O'Neill retired as Trustee of the
        Funds.

    ...........................................................................
                                                                TOTAL TRUSTEE
                                                                  FEES FROM
    GEORGIA FUND                             TRUSTEE FEES          FUND AND
    TRUSTEE                                  FROM FUND(1)       FUND COMPLEX(2)
    ---------------------------------------------------------------------------


    INTERESTED TRUSTEES
    John W. Ballen(3)                           N/A                 N/A
    Robert J. Manning(4)                        N/A                 N/A
    Kevin R. Parke(3)                           N/A                 N/A
    Robert C. Pozen(4)                          N/A                 N/A
    Jeffrey L. Shames(5)                        N/A                 N/A

    NON-INTERESTED TRUSTEES
    Lawrence H. Cohn, M.D.                      $332              $196,868
    David H. Gunning(6)                         $ 66                N/A
    William R. Gutow                            $332              $196,868
    J. Atwood Ives                              $341              $207,969
    Amy B. Lane(6)                              $ 66                N/A
    Abby M. O'Neill(7)                          $253              $189,682
    Lawrence T. Perera                          $341              $206,858
    William J. Poorvu                           $341              $207,969
    J. Dale Sherratt                            $334              $196,868
    Elaine R. Smith                             $331              $196,868
    Ward Smith                                  $332              $206,324

    ----------------
    (1) For the fiscal year ended March 31, 2004.
    (2) Information provided is for the calendar year 2003. Each Trustee receiving compensation served as Trustee of 109 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2003 of approximately $89.6 billion).
    (3) Messrs. Ballen and Parke resigned as Trustees of the Funds on February 6, 2004.
    (4) Messrs. Manning and Pozen became Trustees of the Funds on February 24, 2004.
    (5) Mr. Shames resigned as a Trustee of the Funds on February 13, 2004.
    (6) Mr. Gunning and Ms. Lane became Trustees of the Funds effective January 27, 2004.
    (7) Effective December 31, 2003, Ms. O'Neill retired as Trustee of the
        Funds.

    ...........................................................................
                                                                TOTAL TRUSTEE
                                                                  FEES FROM
    MARYLAND FUND                            TRUSTEE FEES          FUND AND
    TRUSTEE                                  FROM FUND(1)       FUND COMPLEX(2)
    ---------------------------------------------------------------------------

    INTERESTED TRUSTEES
    John W. Ballen(3)                           N/A                 N/A
    Robert J. Manning(4)                        N/A                 N/A
    Kevin R. Parke(3)                           N/A                 N/A
    Robert C. Pozen(4)                          N/A                 N/A
    Jeffrey L. Shames(5)                        N/A                 N/A

    NON-INTERESTED TRUSTEES
    Lawrence H. Cohn, M.D.                      $569              $196,868
    David H. Gunning(6)                         $113                N/A
    William R. Gutow                            $569              $196,868
    J. Atwood Ives                              $591              $207,969
    Amy B. Lane(6)                              $113                N/A
    Abby M. O'Neill(7)                          $433              $189,682
    Lawrence T. Perera                          $590              $206,858
    William J. Poorvu                           $590              $207,969
    J. Dale Sherratt                            $575              $196,868
    Elaine R. Smith                             $567              $196,868
    Ward Smith                                  $578              $206,324

    ----------------
    (1) For the fiscal year ended March 31, 2004.
    (2) Information provided is for the calendar year 2003. Each Trustee receiving compensation served as Trustee of 109 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2003 of approximately $89.6 billion).
    (3) Messrs. Ballen and Parke resigned as Trustees of the Funds on February 6, 2004.
    (4) Messrs. Manning and Pozen became Trustees of the Funds on February 24, 2004.
    (5) Mr. Shames resigned as a Trustee of the Funds on February 13, 2004.
    (6) Mr. Gunning and Ms. Lane became Trustees of the Funds effective January 27, 2004.
    (7) Effective December 31, 2003, Ms. O'Neill retired as Trustee of the
        Funds.

    ...........................................................................
                                                                TOTAL TRUSTEE
                                                                  FEES FROM
    MASSACHUSETTS FUND                       TRUSTEE FEES          FUND AND
    TRUSTEE                                  FROM FUND(1)       FUND COMPLEX(2)
    ---------------------------------------------------------------------------

    INTERESTED TRUSTEES
    John W. Ballen(3)                            N/A                N/A
    Robert J. Manning(4)                         N/A                N/A
    Kevin R. Parke(3)                            N/A                N/A
    Robert C. Pozen(4)                           N/A                N/A
    Jeffrey L. Shames(5)                         N/A                N/A

    NON-INTERESTED TRUSTEES
    Lawrence H. Cohn, M.D.                      $1,136            $196,868
    David H. Gunning(6)                         $  225              N/A
    William R. Gutow                            $1,136            $196,868
    J. Atwood Ives                              $1,172            $207,969
    Amy B. Lane(6)                              $  225              N/A
    Abby M. O'Neill(7)                          $  867            $189,682
    Lawrence T. Perera                          $1,171            $206,858
    William J. Poorvu                           $1,171            $207,969
    J. Dale Sherratt                            $1,147            $196,868
    Elaine R. Smith                             $1,133            $196,868
    Ward Smith                                  $1,142            $206,324

    ----------------
    (1) For the fiscal year ended March 31, 2004.
    (2) Information provided is for the calendar year 2003. Each Trustee receiving compensation served as Trustee of 109 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2003 of approximately $89.6 billion).
    (3) Messrs. Ballen and Parke resigned as Trustees of the Funds on February 6, 2004.
    (4) Messrs. Manning and Pozen became Trustees of the Funds on February 24, 2004.
    (5) Mr. Shames resigned as a Trustee of the Funds on February 13, 2004.
    (6) Mr. Gunning and Ms. Lane became Trustees of the Funds effective January 27, 2004.
    (7) Effective December 31, 2003, Ms. O'Neill retired as Trustee of the
        Funds.

    ...........................................................................
                                                                TOTAL TRUSTEE
                                                                  FEES FROM
    MISSISSIPPI FUND                         TRUSTEE FEES          FUND AND
    TRUSTEE                                  FROM FUND(1)       FUND COMPLEX(2)
    ---------------------------------------------------------------------------


    INTERESTED TRUSTEES
    John W. Ballen(3)                           N/A                 N/A
    Robert J. Manning(4)                        N/A                 N/A
    Kevin R. Parke(3)                           N/A                 N/A
    Robert C. Pozen(4)                          N/A                 N/A
    Jeffrey L. Shames(5)                        N/A                 N/A

    NON-INTERESTED TRUSTEES
    Lawrence H. Cohn, M.D.                      $332              $196,868
    David H. Gunning(6)                         $ 66                N/A
    William R. Gutow                            $332              $196,868
    J. Atwood Ives                              $345              $207,969
    Amy B. Lane(6)                              $ 66                N/A
    Abby M. O'Neill(7)                          $253              $189,682
    Lawrence T. Perera                          $344              $206,858
    William J. Poorvu                           $344              $207,969
    J. Dale Sherratt                            $336              $196,868
    Elaine R. Smith                             $331              $196,868
    Ward Smith                                  $337              $206,324

    ----------------
    (1) For the fiscal year ended March 31, 2004.
    (2) Information provided is for the calendar year 2003. Each Trustee receiving compensation served as Trustee of 109 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2003 of approximately $89.6 billion).
    (3) Messrs. Ballen and Parke resigned as Trustees of the Funds on February 6, 2004.
    (4) Messrs. Manning and Pozen became Trustees of the Funds on February 24, 2004.
    (5) Mr. Shames resigned as a Trustee of the Funds on February 13, 2004.
    (6) Mr. Gunning and Ms. Lane became Trustees of the Funds effective January 27, 2004.
    (7) Effective December 31, 2003, Ms. O'Neill retired as Trustee of the
        Funds.

    ...........................................................................
                                                                TOTAL TRUSTEE
                                                                  FEES FROM
    NEW YORK FUND                            TRUSTEE FEES          FUND AND
    TRUSTEE                                  FROM FUND(1)       FUND COMPLEX(2)
    ---------------------------------------------------------------------------


    INTERESTED TRUSTEES
    John W. Ballen(3)                           N/A                 N/A
    Robert J. Manning(4)                        N/A                 N/A
    Kevin R. Parke(3)                           N/A                 N/A
    Robert C. Pozen(4)                          N/A                 N/A
    Jeffrey L. Shames(5)                        N/A                 N/A

    NON-INTERESTED TRUSTEES
    Lawrence H. Cohn, M.D.                      $569              $196,868
    David H. Gunning(6)                         $113                N/A
    William R. Gutow                            $569              $196,868
    J. Atwood Ives                              $593              $207,969
    Amy B. Lane(6)                              $113                N/A
    Abby M. O'Neill(7)                          $433              $189,682
    Lawrence T. Perera                          $592              $206,858
    William J. Poorvu                           $592              $207,969
    J. Dale Sherratt                            $576              $196,868
    Elaine R. Smith                             $567              $196,868
    Ward Smith                                  $581              $206,324

    ----------------
    (1) For the fiscal year ended March 31, 2004.
    (2) Information provided is for the calendar year 2003. Each Trustee receiving compensation served as Trustee of 109 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2003 of approximately $89.6 billion).
    (3) Messrs. Ballen and Parke resigned as Trustees of the Funds on February 6, 2004.
    (4) Messrs. Manning and Pozen became Trustees of the Funds on February 24, 2004.
    (5) Mr. Shames resigned as a Trustee of the Funds on February 13, 2004.
    (6) Mr. Gunning and Ms. Lane became Trustees of the Funds effective January 27, 2004.
    (7) Effective December 31, 2003, Ms. O'Neill retired as Trustee of the
        Funds.

    ...........................................................................
                                                                TOTAL TRUSTEE
                                                                  FEES FROM
    NORTH CAROLINA FUND                      TRUSTEE FEES          FUND AND
    TRUSTEE                                  FROM FUND(1)       FUND COMPLEX(2)
    ---------------------------------------------------------------------------


    INTERESTED TRUSTEES
    John W. Ballen(3)                            N/A                N/A
    Robert J. Manning(4)                         N/A                N/A
    Kevin R. Parke(3)                            N/A                N/A
    Robert C. Pozen(4)                           N/A                N/A
    Jeffrey L. Shames(5)                         N/A                N/A

    NON-INTERESTED TRUSTEES
    Lawrence H. Cohn, M.D.                      $1,138            $196,868
    David H. Gunning(6)                         $  227              N/A
    William R. Gutow                            $1,138            $196,868
    J. Atwood Ives                              $1,191            $207,969
    Amy B. Lane(6)                              $  227              N/A
    Abby M. O'Neill(7)                          $  867            $189,682
    Lawrence T. Perera                          $1,188            $206,858
    William J. Poorvu                           $1,188            $207,969
    J. Dale Sherratt                            $1,152            $196,868
    Elaine R. Smith                             $1,133            $196,868
    Ward Smith                                  $1,168            $206,324

    ----------------
    (1) For the fiscal year ended March 31, 2004.
    (2) Information provided is for the calendar year 2003. Each Trustee receiving compensation served as Trustee of 109 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2003 of approximately $89.6 billion).
    (3) Messrs. Ballen and Parke resigned as Trustees of the Funds on February 6, 2004.
    (4) Messrs. Manning and Pozen became Trustees of the Funds on February 24, 2004.
    (5) Mr. Shames resigned as a Trustee of the Funds on February 13, 2004.
    (6) Mr. Gunning and Ms. Lane became Trustees of the Funds effective January 27, 2004.
    (7) Effective December 31, 2003, Ms. O'Neill retired as Trustee of the
        Funds.

    ...........................................................................
                                                                TOTAL TRUSTEE
                                                                  FEES FROM
    PENNSYLVANIA FUND                        TRUSTEE FEES          FUND AND
    TRUSTEE                                  FROM FUND(1)       FUND COMPLEX(2)
    ---------------------------------------------------------------------------


    INTERESTED TRUSTEES
    John W. Ballen(3)                           N/A                 N/A
    Robert J. Manning(4)                        N/A                 N/A
    Kevin R. Parke(3)                           N/A                 N/A
    Robert C. Pozen(4)                          N/A                 N/A
    Jeffrey L. Shames(5)                        N/A                 N/A

    NON-INTERESTED TRUSTEES
    Lawrence H. Cohn, M.D.                      $568              $196,868
    David H. Gunning(6)                         $113                N/A
    William R. Gutow                            $568              $196,868
    J. Atwood Ives                              $583              $207,969
    Amy B. Lane(6)                              $113                N/A
    Abby M. O'Neill(7)                          $433              $189,682
    Lawrence T. Perera                          $582              $206,858
    William J. Poorvu                           $582              $207,969
    J. Dale Sherratt                            $573              $196,868
    Elaine R. Smith                             $567              $196,868
    Ward Smith                                  $566              $206,324

    ----------------
    (1) For the fiscal year ended March 31, 2004.
    (2) Information provided is for the calendar year 2003. Each Trustee receiving compensation served as Trustee of 109 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2003 of approximately $89.6 billion).
    (3) Messrs. Ballen and Parke resigned as Trustees of the Funds on February 6, 2004.
    (4) Messrs. Manning and Pozen became Trustees of the Funds on February 24, 2004.
    (5) Mr. Shames resigned as a Trustee of the Funds on February 13, 2004.
    (6) Mr. Gunning and Ms. Lane became Trustees of the Funds effective January 27, 2004.
    (7) Effective December 31, 2003, Ms. O'Neill retired as Trustee of the
        Funds.

    ...........................................................................
                                                                TOTAL TRUSTEE
                                                                  FEES FROM
    SOUTH CAROLINA FUND                      TRUSTEE FEES          FUND AND
    TRUSTEE                                  FROM FUND(1)       FUND COMPLEX(2)
    ---------------------------------------------------------------------------


    INTERESTED TRUSTEES
    John W. Ballen(3)                           N/A                 N/A
    Robert J. Manning(4)                        N/A                 N/A
    Kevin R. Parke(3)                           N/A                 N/A
    Robert C. Pozen(4)                          N/A                 N/A
    Jeffrey L. Shames(5)                        N/A                 N/A

    NON-INTERESTED TRUSTEES
    Lawrence H. Cohn, M.D.                      $569              $196,868
    David H. Gunning(6)                         $113                N/A
    William R. Gutow                            $569              $196,868
    J. Atwood Ives                              $591              $207,969
    Amy B. Lane(6)                              $113                N/A
    Abby M. O'Neill(7)                          $433              $189,682
    Lawrence T. Perera                          $589              $206,858
    William J. Poorvu                           $589              $207,969
    J. Dale Sherratt                            $575              $196,868
    Elaine R. Smith                             $567              $196,868
    Ward Smith                                  $577              $206,324

    ----------------
    (1) For the fiscal year ended March 31, 2004.
    (2) Information provided is for the calendar year 2003. Each Trustee receiving compensation served as Trustee of 109 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2003 of approximately $89.6 billion).
    (3) Messrs. Ballen and Parke resigned as Trustees of the Funds on February 6, 2004.
    (4) Messrs. Manning and Pozen became Trustees of the Funds on February 24, 2004.
    (5) Mr. Shames resigned as a Trustee of the Funds on February 13, 2004.
    (6) Mr. Gunning and Ms. Lane became Trustees of the Funds effective January 27, 2004.
    (7) Effective December 31, 2003, Ms. O'Neill retired as Trustee of the
        Funds.

    ...........................................................................
                                                                TOTAL TRUSTEE
                                                                  FEES FROM
    TENNESSEE FUND                           TRUSTEE FEES          FUND AND
    TRUSTEE                                  FROM FUND(1)       FUND COMPLEX(2)
    ---------------------------------------------------------------------------


    INTERESTED TRUSTEES
    John W. Ballen(3)                           N/A                 N/A
    Robert J. Manning(4)                        N/A                 N/A
    Kevin R. Parke(3)                           N/A                 N/A
    Robert C. Pozen(4)                          N/A                 N/A
    Jeffrey L. Shames(5)                        N/A                 N/A

    NON-INTERESTED TRUSTEES
    Lawrence H. Cohn, M.D.                      $568              $196,868
    David H. Gunning(6)                         $113                N/A
    William R. Gutow                            $568              $196,868
    J. Atwood Ives                              $587              $207,969
    Amy B. Lane(6)                              $113                N/A
    Abby M. O'Neill(7)                          $433              $189,682
    Lawrence T. Perera                          $586              $206,858
    William J. Poorvu                           $586              $207,969
    J. Dale Sherratt                            $574              $196,868
    Elaine R. Smith                             $567              $196,868
    Ward Smith                                  $573              $206,324

    ----------------
    (1) For the fiscal year ended March 31, 2004.
    (2) Information provided is for the calendar year 2003. Each Trustee receiving compensation served as Trustee of 109 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2003 of approximately $89.6 billion).
    (3) Messrs. Ballen and Parke resigned as Trustees of the Funds on February 6, 2004.
    (4) Messrs. Manning and Pozen became Trustees of the Funds on February 24, 2004.
    (5) Mr. Shames resigned as a Trustee of the Funds on February 13, 2004.
    (6) Mr. Gunning and Ms. Lane became Trustees of the Funds effective January 27, 2004.
    (7) Effective December 31, 2003, Ms. O'Neill retired as Trustee of the
        Funds.

    ...........................................................................
                                                                TOTAL TRUSTEE
                                                                  FEES FROM
    VIRGINIA FUND                            TRUSTEE FEES          FUND AND
    TRUSTEE                                  FROM FUND(1)       FUND COMPLEX(2)
    ---------------------------------------------------------------------------


    INTERESTED TRUSTEES
    John W. Ballen(3)                            N/A                N/A
    Robert J. Manning(4)                         N/A                N/A
    Kevin R. Parke(3)                            N/A                N/A
    Robert C. Pozen(4)                           N/A                N/A
    Jeffrey L. Shames(5)                         N/A                N/A

    NON-INTERESTED TRUSTEES
    Lawrence H. Cohn, M.D.                      $1,137            $196,868
    David H. Gunning(6)                         $  226              N/A
    William R. Gutow                            $1,137            $196,868
    J. Atwood Ives                              $1,182            $207,969
    Amy B. Lane(6)                              $  226              N/A
    Abby M. O'Neill(7)                          $  867            $189,682
    Lawrence T. Perera                          $1,180            $206,858
    William J. Poorvu                           $1,180            $207,969
    J. Dale Sherratt                            $1,150            $196,868
    Elaine R. Smith                             $1,133            $196,868
    Ward Smith                                  $1,156            $206,324

    ----------------
    (1) For the fiscal year ended March 31, 2004.
    (2) Information provided is for the calendar year 2003. Each Trustee receiving compensation served as Trustee of 109 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2003 of approximately $89.6 billion).
    (3) Messrs. Ballen and Parke resigned as Trustees of the Funds on February 6, 2004.
    (4) Messrs. Manning and Pozen became Trustees of the Funds on February 24, 2004.
    (5) Mr. Shames resigned as a Trustee of the Funds on February 13, 2004.
    (6) Mr. Gunning and Ms. Lane became Trustees of the Funds effective January 27, 2004.
    (7) Effective December 31, 2003, Ms. O'Neill retired as Trustee of the
        Funds.

    ...........................................................................
                                                                TOTAL TRUSTEE
                                                                  FEES FROM
    WEST VIRGINIA FUND                       TRUSTEE FEES          FUND AND
    TRUSTEE                                  FROM FUND(1)       FUND COMPLEX(2)
    ---------------------------------------------------------------------------


    INTERESTED TRUSTEES
    John W. Ballen(3)                           N/A                 N/A
    Robert J. Manning(4)                        N/A                 N/A
    Kevin R. Parke(3)                           N/A                 N/A
    Robert C. Pozen(4)                          N/A                 N/A
    Jeffrey L. Shames(5)                        N/A                 N/A

    NON-INTERESTED TRUSTEES
    Lawrence H. Cohn, M.D.                      $568              $196,868
    David H. Gunning(6)                         $113                N/A
    William R. Gutow                            $568              $196,868
    J. Atwood Ives                              $589              $207,969
    Amy B. Lane(6)                              $113                N/A
    Abby M. O'Neill(7)                          $433              $189,682
    Lawrence T. Perera                          $588              $206,858
    William J. Poorvu                           $588              $207,969
    J. Dale Sherratt                            $574              $196,868
    Elaine R. Smith                             $567              $196,868
    Ward Smith                                  $575              $206,324

    ----------------
    (1) For the fiscal year ended March 31, 2004.
    (2) Information provided is for the calendar year 2003. Each Trustee receiving compensation served as Trustee of 109 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2003 of approximately $89.6 billion).
    (3) Messrs. Ballen and Parke resigned as Trustees of the Funds on February 6, 2004.
    (4) Messrs. Manning and Pozen became Trustees of the Funds on February 24, 2004.
    (5) Mr. Shames resigned as a Trustee of the Funds on February 13, 2004.
    (6) Mr. Gunning and Ms. Lane became Trustees of the Funds effective January 27, 2004.
    (7) Effective December 31, 2003, Ms. O'Neill retired as Trustee of the
        Funds.




COMMITTEES
....................................................................................................................................
                         NUMBER OF
                       MEETINGS IN
                           LAST
NAME OF COMMITTEE       FISCAL YEAR                             FUNCTIONS                                    MEMBERS(1)
-----------------------------------------------------------------------------------------------------------------------------------

AUDIT COMMITTEE              6             Provides oversight with respect to the accounting and       Ives*, Lane*, Poorvu*,
                                           auditing procedures of the Funds and, among other           Sherratt* and W. Smith*
                                           things, considers the selection of the independent
                                           accountants for the Funds and the scope of the audit,
                                           and considers the effect on the independence of those
                                           accountants of any non-audit services such accountants
                                           provide to the Funds and any audit or non-audit services
                                           such accountants provide to other MFS Funds, MFS and/or
                                           certain affiliates. The Committee is also responsible
                                           for the periodic review and approval of the Fund's
                                           custodial, transfer agency and administrative service
                                           fee arrangements, as well as for establishing procedures
                                           for the receipt, retention and treatment of complaints
                                           received by the Fund regarding accounting, internal
                                           accounting controls, or auditing matters and the
                                           confidential, anonymous submission of concerns regarding
                                           questionable Fund accounting matters by officers of the
                                           Fund and employees of the Fund's investment adviser,
                                           administrator, principal underwriter or any other
                                           provider of accounting-related services to the Fund.

COMPLIANCE AND               1             Responsible for oversight of the development and            Cohn*, Gunning*, Gutow*,
GOVERNANCE COMMITTEE                       implementation of the Fund's regulatory and fiduciary       Ives* (ex-officio member),
                                           compliance policies, procedures and practices under the     Lane* and Sherratt*
                                           1940 Act and other applicable laws as well as oversight
                                           of compliance policies of the Fund's investment adviser
                                           and certain other service providers as they relate to
                                           Fund activities. The Funds' Independent Chief Compliance
                                           Officer reports directly to the Committee and assists
                                           the Committee in carrying out its responsibilities. In
                                           addition, the Committee advises and makes
                                           recommendations to the Board on matters concerning
                                           Trustee practices and recommendations concerning the
                                           functions and duties of the committees of the Board.

CONTRACTS REVIEW             1             Requests, reviews and considers the information deemed      All non-interested Trustees
COMMITTEE                                  reasonably necessary to evaluate the terms of the           of the Board (Cohn, Gunning,
                                           investment advisory and principal underwriting              Gutow, Ives, Lane, Perera,
                                           agreements and the Plan of Distribution under rule 12b-1    Poorvu, Sherratt, E. Smith
                                           that a Fund proposes to renew or continue, and to make      and W. Smith)
                                           its recommendations to the full Board of Trustees on
                                           these matters.

NOMINATION AND               0             Recommends qualified candidates to the Board in the         All non-interested Trustees
COMPENSATION                               event that a position is vacated or created. The            of the Board (Cohn, Gunning,
COMMITTEE                                  Committee is also responsible for making recommendations    Gutow, Ives, Lane, Perera,
                                           to the Board regarding any necessary standards or           Poorvu, Sherratt, E. Smith
                                           qualifications for service on the Board. The Committee      and W. Smith)
                                           also reviews and makes recommendations to the Board
                                           regarding compensation for the non-interested Trustees.

PORTFOLIO TRADING AND        6             Oversees the policies, procedures, and practices of the     Cohn*, Gunning*, Gutow*,
MARKETING REVIEW                           Funds with respect to brokerage transactions involving      Ives* (ex-officio member),
COMMITTEE                                  portfolio securities as those policies, procedures, and     Perera* and
                                           practices are carried out by MFS and its affiliates. The    E. Smith*
                                           Committee also oversees the administration of the Funds'
                                           proxy voting policies and procedures by MFS. In
                                           addition, the Committee receives reports from MFS
                                           regarding the policies, procedures, and practices of MFS
                                           and its affiliates in connection with their marketing
                                           and distribution of shares of the Funds.

PRICING COMMITTEE            0             Oversees the determination of the value of the portfolio    Ives* (ex-officio member),
                                           securities and other assets held by the Fund and            Manning, Perera*, Poorvu*,
                                           determines or causes to be determined the fair value of     E. Smith* and W. Smith*
                                           securities and assets for which market quotations are
                                           not "readily available" in accordance with the 1940 Act.
                                           The Committee delegates primary responsibility for
                                           carrying out these functions to MFS and MFS' internal
                                           valuation committee pursuant to pricing policies and
                                           procedures approved by the Committee and adopted by the
                                           full Board, which include methodologies to be followed
                                           by MFS to determine the fair values of portfolio
                                           securities and other assets held by the Fund for which
                                           market quotations are not readily available. The
                                           Committee meets periodically with the members of MFS'
                                           internal valuation committee to review and assess the
                                           quality of fair valuation and other pricing
                                           determinations made pursuant to the Fund's pricing
                                           policies and procedures, and to review and assess the
                                           policies and procedures themselves. The Committee also
                                           exercises the responsibilities of the Board under the
                                           Amortized Cost Valuation Procedures approved by the
                                           Board on behalf of each Fund which holds itself out as a
                                           "money market fund" in accordance with Rule 2a-7 under
                                           the 1940 Act.

-----------------------------------------------------------------------------------------------------------------------------------
(1) The Trustees' Identification and Background are set forth in Appendix E to Part II.

  * Non-interested or independent Trustees.

-------------------
PART I - APPENDIX B
-------------------

    AFFILIATED SERVICE PROVIDER COMPENSATION
    ...............................................................................................................................

    Each Fund paid compensation to its affiliated service providers over the specified periods as follows. For information regarding sales charges and distribution payments paid to MFD, see Appendix C.
                                                            PAID TO MFS              PAID TO MFS
                                                               FOR       AMOUNT         FOR         PAID TO MFSC       AGGREGATE
                                                             ADVISORY    WAIVED    ADMINISTRATIVE    FOR TRANSFER    AMOUNT PAID TO
    FISCAL YEAR ENDED   FUND                                 SERVICES    BY MFS       SERVICES    AGENCY SERVICES(1)  MFS AND MFSC
    -------------------------------------------------------------------------------------------------------------------------------
    March 31, 2004    Alabama Fund ....................    $  343,578   $203,890      $ 9,851          $109,301        $  462,730
                      Arkansas Fund ...................       519,632    308,500       14,828           165,357           699,817
                      California Fund .................     1,569,773    931,068       45,184           499,229         2,114,186
                      Florida Fund ....................       374,190    221,827       10,720           118,982           503,892
                      Georgia Fund ....................       251,947    149,481        7,237            80,137           339,321
                      Maryland Fund ...................       595,145    353,134       16,999           189,327           801,471
                      Massachusetts Fund ..............       958,483    568,746       27,534           304,902         1,290,919
                      Mississippi Fund ................       346,896    205,621        9,834           145,897           502,627
                      New York Fund ...................       672,514    399,065       19,182           213,973           905,669
                      North Carolina Fund .............     1,382,144    819,959       39,548           545,247         1,966,939
                      Pennsylvania Fund ...............       422,729    250,961       12,211           135,470           570,410
                      South Carolina Fund .............       590,514    350,655       16,781           238,927           846,222
                      Tennessee Fund ..................       499,735    296,509       14,216           158,979           672,930
                      Virginia Fund ...................     1,186,671    704,136       33,953           377,499         1,598,123
                      West Virginia Fund ..............       540,393    320,918       15,589           171,962           727,944

    March 31, 2003    Alabama Fund ....................    $  344,197   $197,163      $ 9,213          $ 98,342        $  451,752
                      Arkansas Fund ...................       482,089    275,895       12,870           137,740           632,699
                      California Fund .................     1,605,347    918,950       42,577           458,671         2,106,595
                      Florida Fund ....................       354,748    202,924        9,577           101,356           465,681
                      Georgia Fund ....................       257,425    147,403        6,863            73,550           337,838
                      Maryland Fund ...................       585,742    335,407       15,619           167,355           768,716
                      Massachusetts Fund ..............       935,737    535,562       24,837           267,354         1,227,928
                      Mississippi Fund ................       330,108    188,884        8,755            94,317           433,180
                      New York Fund ...................       615,002    351,918       16,377           175,715           807,094
                      North Carolina Fund .............     1,406,264    805,361       37,468           401,790         1,845,522
                      Pennsylvania Fund ...............       108,622    421,719        8,838            96,360           213,820
                      South Carolina Fund .............       571,254    327,104       15,178           163,215           749,647
                      Tennessee Fund ..................       490,869    280,956       12,957           140,248           644,074
                      Virginia Fund ...................     1,202,897    689,103       32,136           343,685         1,578,718
                      West Virginia Fund ..............       528,306    302,326       14,016           150,945           693,267

    March 31, 2002    Alabama Fund ....................    $  333,771   $189,641      $10,557          $ 95,363        $  439,691
                      Arkansas Fund ...................       441,619    250,911       13,948           126,177           581,744
                      California Fund .................     1,471,144    835,801       46,071           420,327         1,937,542
                      Florida Fund ....................       321,558    182,722       10,152            91,874           423,584
                      Georgia Fund ....................       244,343    138,855        7,707            69,812           321,862
                      Maryland Fund ...................       560,765    318,621       17,703           160,219           738,687
                      Massachusetts Fund ..............       879,408    499,796       27,642           251,259         1,158,309
                      Mississippi Fund ................       290,697    165,087        9,135            83,056           382,888
                      New York Fund ...................       580,503    329,931       18,205           165,858           764,566
                      North Carolina Fund .............     1,371,852    779,755       43,238           391,958         1,807,048
                      Pennsylvania Fund ...............        11,487    355,488        7,133            66,381            85,001
                      South Carolina Fund .............       553,066    314,326       17,329           158,019           728,414
                      Tennessee Fund ..................       441,507    250,849       15,616           126,145           583,268
                      Virginia Fund ...................     1,208,712    687,063       38,096           345,346         1,592,154
                      West Virginia Fund ..............       480,148    272,825       15,150           137,185           632,483
    ----------------
    (1) In addition to the fees disclosed, the Funds paid certain out-of-pocket expenses.

-------------------
PART I - APPENDIX C
-------------------

    SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

    SALES CHARGES
    ...............................................................................................................................

    The following sales charges were paid during the specified periods:
                                                               CLASS A INITIAL SALES CHARGES:            CDSC PAID TO MFD ON:

                                                                          RETAINED     REALLOWED   CLASS A     CLASS B     CLASS C
    FISCAL YEAR END    FUND                                  TOTAL         BY MFD      TO DEALERS  SHARES      SHARES      SHARES
    -------------------------------------------------------------------------------------------------------------------------------

    March 31, 2004     Alabama Fund ...................     $  223,997      $ 38,678      $185,319  $     0     $ 49,063       N/A
                       Arkansas Fund ..................        435,856        74,485       361,371        0       13,626       N/A
                       California Fund ................        407,207        78,359       328,848   23,994      269,727    $26,036
                       Florida Fund ...................        206,370        37,475       168,895      847       64,261       N/A
                       Georgia Fund ...................        107,299        19,724        87,575        0       46,749       N/A
                       Maryland Fund ..................        211,733        38,347       173,386        0       77,542       N/A
                       Massachusetts Fund .............        399,774        71,117       328,657    8,620      131,590       N/A
                       Mississippi Fund ...............        199,058        35,697       163,361        0       10,114       N/A
                       New York Fund ..................        354,424        56,875       297,549    4,037      111,073      6,930
                       North Carolina Fund ............        407,207        78,359       328,848        0       94,338      6,475
                       Pennsylvania Fund ..............        518,233        87,213       431,020    1,870      111,207       N/A
                       South Carolina Fund ............        363,145        54,929       308,216    1,153       55,581       N/A
                       Tennessee Fund .................        221,677        36,387       185,290        0       41,439       N/A
                       Virginia Fund ..................        362,376        61,487       300,889        5       41,151      1,638
                       West Virginia Fund .............        331,194        61,271       269,923        0       46,466       N/A

    March 31, 2003     Alabama Fund ...................     $  228,128      $ 40,125      $188,003  $     0     $ 42,616       N/A

                       Arkansas Fund ..................        625,910       114,354       511,556      341       13,882       N/A
                       California Fund ................      1,000,452       123,555       876,897   10,320      207,475    $19,264
                       Florida Fund ...................        318,035        54,623       263,412    2,700       60,284       N/A
                       Georgia Fund ...................        204,927        36,804       168,123        0       53,282       N/A
                       Maryland Fund ..................        294,015        51,658       242,357      500       55,952       N/A
                       Massachusetts Fund .............        359,820        63,649       296,171    8,950      133,409       N/A
                       Mississippi Fund ...............        255,452        46,180       209,272        0       12,850       N/A
                       New York Fund ..................        397,710        50,565       347,145    2,909       69,952      3,541
                       North Carolina Fund ............        445,442        85,633       359,809       14      119,085      4,112
                       Pennsylvania Fund ..............        608,415       110,060       498,355      239       86,888       N/A
                       South Carolina Fund ............        383,870        69,311       314,559      137       66,876       N/A
                       Tennessee Fund .................        265,663        48,783       216,880   10,000       55,692       N/A
                       Virginia Fund ..................        348,810        63,773       285,037      321       75,466      2,817
                       West Virginia Fund .............        389,304        72,366       316,938   12,572       26,531       N/A

    March 31, 2002     Alabama Fund ...................     $  165,350      $ 29,748      $135,602  $   255     $ 40,747       N/A
                       Arkansas Fund ..................        324,230        60,430       263,800        0       42,555       N/A
                       California Fund ................        404,884        75,443       329,441   17,000      190,585      9,312
                       Florida Fund ...................        171,297        31,313       139,984        0       70,953       N/A
                       Georgia Fund ...................        122,691        22,257       100,434    4,062       62,550       N/A
                       Maryland Fund ..................        278,944        46,328       232,616    9,475       39,817       N/A
                       Massachusetts Fund .............        309,615        56,833       252,782    9,780       69,693       N/A
                       Mississippi Fund ...............        163,330        30,491       132,839        0        4,347       N/A
                       New York Fund ..................        237,491        28,362       209,129   17,066       51,175     13,652
                       North Carolina Fund ............        404,884        75,443       329,441    2,256       41,465      3,674
                       Pennsylvania Fund ..............        430,254        81,062       349,192        0       31,570       N/A
                       South Carolina Fund ............        212,125        36,707       175,418      281       35,925       N/A
                       Tennessee Fund .................        233,249        45,287       187,962        0       49,393       N/A
                       Virginia Fund ..................        374,479        68,449       306,030        5       29,983      6,688
                       West Virginia Fund .............        232,628        44,172       188,456        0       27,975       N/A


    DEALER REALLOWANCES
    ...............................................................................................................................

    As shown above, MFD pays (or "reallows") a portion of the Class A initial sales charge to dealers. The dealer reallowance as expressed as a percentage of the Class A shares' offering price is:

                                                                        DEALER REALLOWANCE AS A
    AMOUNT OF PURCHASE                                                 PERCENT OF OFFERING PRICE
    -------------------------------------------------------------------------------------------------------------------------------
    Less than $100,000                                                           4.00%
    $100,000 but less than $250,000                                              3.20%
    $250,000 but less than $500,000                                              2.25%
    $500,000 but less than $1,000,000                                            1.70%
    $1,000,000 or more                                                           None*

    ----------------
    * A CDSC will apply to such purchase.

    DISTRIBUTION PLAN PAYMENTS
    ...............................................................................................................................
    During  the fiscal year ended March 31, 2004, the Funds made the following Distribution Plan payments:
                                                              AMOUNT OF DISTRIBUTION AND SERVICE FEES:

    CLASS OF SHARES                                   PAID BY FUND         RETAINED BY MFD       PAID TO DEALERS
    -------------------------------------------------------------------------------------------------------------------------------

    Alabama Fund Class A .........................         $205,560                $1,758              $203,802
    Alabama Fund Class B .........................          171,405               128,638                42,767
    Arkansas Fund Class A ........................          137,721                 1,261               136,460
    Arkansas Fund Class B ........................          114,834                94,533                20,301
    California Fund Class A ......................          322,006                 3,879               318,127
    California Fund Class B ......................          837,390               697,562               139,828
    California Fund Class C ......................          388,832                   464               388,368
    Florida Fund Class A .........................                0                     0                     0
    Florida Fund Class B .........................          189,324               177,899                11,425
    Georgia Fund Class A .........................          138,851                   859               137,992
    Georgia Fund Class B .........................          173,109               129,852                43,257
    Maryland Fund Class A ........................          485,670               144,900               340,770
    Maryland Fund Class B ........................          333,523               249,806                83,717
    Massachusetts Fund Class A ...................          803,655               286,760               516,895
    Massachusetts Fund Class B ...................          475,686               357,065               118,621
    Mississippi Fund Class A .....................                0                     0                     0
    Mississippi Fund Class B .....................          111,023               101,446                 9,577
    New York Fund Class A ........................          334,531                 9,517               325,014
    New York Fund Class B ........................          422,503               317,009               105,494
    New York Fund Class C ........................          184,580                     3               184,577
    North Carolina Fund Class A ..................        1,084,168               319,620               764,548
    North Carolina Fund Class B ..................          555,201               416,465               138,736
    North Carolina Fund Class C ..................          343,803                   220               343,583
    Pennsylvania Fund Class A ....................           73,299                     0                73,299
    Pennsylvania Fund Class B ....................          442,059               367,925                74,134
    South Carolina Fund Class A ..................          464,313               135,398               328,915
    South Carolina Fund Class B ..................          381,837               286,837                95,000
    Tennessee Fund Class A .......................          415,855               120,200               295,655
    Tennessee Fund Class B .......................          257,110               192,833                64,277
    Virginia Fund Class A ........................        1,067,806               318,419               749,387
    Virginia Fund Class B ........................          246,641               185,033                61,608
    Virginia Fund Class C ........................          134,301                   226               134,075
    West Virginia Fund Class A ...................          482,517               143,180               339,337
    West Virginia Fund Class B ...................          184,672               138,607                46,065

    Distribution plan payments retained by MFD are used to compensate MFD for commissions advanced by MFD to dealers upon sale of fund shares and to cover MFD's distribution and shareholder servicing costs.


-------------------
PART I - APPENDIX D
-------------------

    PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

    BROKERAGE COMMISSIONS
    ..........................................................................


    The following brokerage commissions were paid by the Funds during the specified time periods:

                                                          BROKERAGE COMMISSIONS
    FISCAL YEAR END                                           PAID BY FUNDS
    --------------------------------------------------------------------------
    March 31, 2004                                                 None
    March 31, 2003                                                 None
    March 31, 2002                                                 None

    SECURITIES ISSUED BY REGULAR BROKER-DEALERS
    ..........................................................................

    During the fiscal year ended March 31, 2004, the Funds purchased securities issued by the following regular broker-dealer of the Funds, which had the following value as of March 31, 2004:

                                                          VALUE OF SECURITIES
    BROKER-DEALER                                         AS OF MARCH 31, 2004
    --------------------------------------------------------------------------
    None                                                          N/A

    TRANSACTIONS FOR RESEARCH SERVICES
    ..........................................................................
    During the fiscal year ended March 31, 2004, the dollar amount of transactions for research services and commissions paid on transactions for research services by the Fund were as follows:

                      DOLLAR AMOUNT OF                      COMMISSIONS PAID ON
                      TRANSACTIONS FOR                        TRANSACTIONS FOR
                     RESEARCH SERVICES                       RESEARCH SERVICES
    ---------------------------------------------------------------------------
                            None                                    None


-------------------
PART I - APPENDIX E
-------------------

    SHARE OWNERSHIP

    OWNERSHIP BY TRUSTEES AND OFFICERS

    As of June 30, 2004, the Trustees and officers of the Trust as a group owned less than 1% of any class of a Fund's shares.

      The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Funds and, on an aggregate basis, in all MFS funds overseen by the Trustee, as of December 31, 2003.


      The following dollar ranges apply:

        N.  None
        A.  $1 - $10,000
        B.  $10,001 - $50,000
        C.  $50,001 - $100,000
        D.  Over $100,000


                                 DOLLAR RANGE     DOLLAR RANGE     DOLLAR RANGE     DOLLAR RANGE     DOLLAR RANGE     DOLLAR RANGE
                                   OF EQUITY        OF EQUITY        OF EQUITY        OF EQUITY        OF EQUITY          OF EQUITY
                                 SECURITIES IN    SECURITIES IN    SECURITIES IN    SECURITIES IN    SECURITIES IN    SECURITIES IN
    NAME OF TRUSTEE                 AL FUND          AR FUND          CA FUND          FL FUND          GA FUND          MD FUND
    -------------------------------------------------------------------------------------------------------------------------------

    INTERESTED TRUSTEES
    Robert J. Manning(1)               N                N                N                N                N               N
    Robert C. Pozen(1)(2)              N                N                N                N                N               N

    NON-INTERESTED TRUSTEES
    Lawrence H. Cohn, M.D.             N                N                N                N                N               N
    David H. Gunning(3)                N                N                N                N                N               N
    William R. Gutow                   N                N                N                N                N               N
    J. Atwood Ives                     N                N                N                N                N               N
    Amy B. Lane(3)                     N                N                N                N                N               N
    Lawrence T. Perera                 N                N                N                N                N               N
    William J. Poorvu                  N                N                N                N                N               N
    J. Dale Sherratt                   N                N                N                N                N               N
    Elaine R. Smith                    N                N                N                N                N               N
    Ward Smith                         N                N                N                N                N               N


                                 DOLLAR RANGE     DOLLAR RANGE     DOLLAR RANGE     DOLLAR RANGE     DOLLAR RANGE     DOLLAR RANGE
                                   OF EQUITY        OF EQUITY        OF EQUITY        OF EQUITY        OF EQUITY       OF EQUITY
                                 SECURITIES IN    SECURITIES IN    SECURITIES IN    SECURITIES IN    SECURITIES IN    SECURITIES IN
    NAME OF TRUSTEE                 MA FUND          MS FUND          NY FUND          NC FUND          PA FUND         SC FUND
    -------------------------------------------------------------------------------------------------------------------------------
    INTERESTED TRUSTEES
    Robert J. Manning(1)               N                N                N                N                N               N
    Robert C. Pozen(1)(2)              N                N                N                N                N               N

    NON-INTERESTED TRUSTEES
    Lawrence H. Cohn, M.D.             D                N                N                N                N               N
    David H. Gunning(3)                N                N                N                N                N               N
    William R. Gutow                   N                N                N                N                N               N
    J. Atwood Ives                     N                N                N                N                N               N
    Amy B. Lane(3)                     N                N                N                N                N               N
    Lawrence T. Perera                 N                N                N                N                N               N
    William J. Poorvu                  N                N                N                N                N               N
    J. Dale Sherratt                   B                N                N                N                N               N
    Elaine R. Smith                    N                N                N                N                N               N
    Ward Smith                         N                N                N                N                N               N

                                       DOLLAR RANGE      DOLLAR RANGE      DOLLAR RANGE
                                        OF EQUITY         OF EQUITY         OF EQUITY                AGGREGATE DOLLAR RANGE
                                      SECURITIES IN     SECURITIES IN     SECURITIES IN          OF EQUITY SECURITIES IN ALL MFS
    NAME OF TRUSTEE                      TN FUND           VA FUND           WV FUND                FUNDS OVERSEEN BY TRUSTEE
    ----------------------------------------------------------------------------------------------------------------------------
    INTERESTED TRUSTEES
    Robert J. Manning(1)                    N                 N                 N                               D
    Robert C. Pozen(1)(2)                   N                 N                 N                               N

    NON-INTERESTED TRUSTEES
    Lawrence H. Cohn, M.D.                  N                 N                 N                               D
    David H. Gunning(3)                     N                 N                 N                               C
    William R. Gutow                        N                 N                 N                               D
    J. Atwood Ives                          N                 N                 N                               D
    Amy B. Lane(3)                          N                 N                 N                               N
    Lawrence T. Perera                      N                 N                 N                               D
    William J. Poorvu                       N                 N                 N                               D
    J. Dale Sherratt                        N                 N                 N                               D
    Elaine R. Smith                         N                 N                 N                               D
    Ward Smith                              N                 N                 N                               D

    ----------------
    (1) Messrs. Manning and Pozen became Trustees of the Funds on February 24, 2004.
    (2) Holdings as of March 31, 2004.
    (3) Mr. Gunning and Ms. Lane became Trustees of the Funds on January 27, 2004.

    25% OR GREATER OWNERSHIP
    The following table identifies those investors who beneficially own 25% or more of a Fund's shares (all share classes taken together) as of June 30, 2004, and are therefore presumed to control that Fund. All holdings are of record unless indicated
    otherwise.


                                                         JURISDICTION OF ORGANIZATION
    NAME AND ADDRESS OF INVESTOR                                (IF A COMPANY)                      PERCENTAGE OWNERSHIP
    -------------------------------------------------------------------------------------------------------------------------------

    Citigroup Global Markets Inc.                                                                  27.78% of Alabama Fund
    333 West 34th Street
    New York, NY 10001


    5% OR GREATER OWNERSHIP OF SHARE CLASS

    The following table identifies those investors who own 5% or more of any class of a Fund's shares as of June 30, 2004. All holdings are of record unless indicated otherwise.


    NAME AND ADDRESS OF INVESTOR OWNERSHIP                          FUND                                          PERCENTAGE
    ...............................................................................................................................
    National Bank of Commerce                                       Alabama Fund -- Class A                            5.91%
    Attn: Trust Department
    1927 1st Ave. N FL4
    Birmingham AL 35203
    ...............................................................................................................................

    Merrill Lynch, Pierce Fenner & Smith, Inc.                      Alabama Fund -- Class A                           16.87%
    (For the Sole Benefit of its Customers)                         Alabama Fund -- Class B                           22.37%
    4800 Deer Lake Drive East                                       Arkansas Fund -- Class A                           5.20%
    Jacksonville, FL 32246                                          Arkansas Fund -- Class B                          11.76%
                                                                    California Fund -- Class A                         6.57%
                                                                    California Fund -- Class B                        11.07%
                                                                    California Fund -- Class C                        13.66%
                                                                    Florida Fund -- Class A                            7.98%
                                                                    Florida Fund -- Class B                           24.30%
                                                                    Georgia Fund -- Class A                            7.32%
                                                                    Georgia Fund -- Class B                           20.74%
                                                                    Maryland Fund -- Class A                           6.66%
                                                                    Maryland Fund -- Class B                          14.15%
                                                                    Massachusetts Fund -- Class A                      9.42%
                                                                    Massachusetts Fund -- Class B                      8.44%
                                                                    Mississippi Fund -- Class A                        9.75%
                                                                    Mississippi Fund -- Class B                       13.50%
                                                                    New York Fund -- Class A                           6.52%
                                                                    New York Fund -- Class B                          10.11%
                                                                    New York Fund -- Class C                          25.29%
                                                                    North Carolina Fund -- Class C                     9.02%
                                                                    Pennsylvania Fund -- Class B                       7.40%
                                                                    South Carolina Fund -- Class A                     5.39%
                                                                    South Carolina Fund -- Class B                     8.05%
                                                                    Tennessee Fund -- Class A                          6.23%
                                                                    Tennessee Fund -- Class B                         10.09%
                                                                    Virginia Fund -- Class A                           6.02%
                                                                    Virginia Fund -- Class B                          14.48%
                                                                    Virginia Fund -- Class C                           7.73%
                                                                    West Virginia Fund -- Class B                     13.87%
    ...............................................................................................................................

    Citigroup Global Markets Inc.                                   Alabama Fund -- Class A                           28.93%
    333 West 34th Street                                            Alabama Fund -- Class B                            6.84%
    New York, NY 10001                                              California Fund -- Class A                        10.75%
                                                                    California Fund -- Class B                        13.39%
                                                                    Florida Fund -- Class A                           10.11%
                                                                    Florida Fund -- Class B                           14.98%
                                                                    Georgia Fund -- Class A                           19.15%
                                                                    Georgia Fund -- Class B                           10.10%
                                                                    Maryland Fund -- Class A                           5.79%
                                                                    Maryland Fund -- Class B                           6.32%
                                                                    New York Fund -- Class A                          13.36%
                                                                    New York Fund -- Class B                           5.68%
                                                                    New York Fund -- Class C                           5.17%
                                                                    North Carolina Fund -- Class A                     8.17%
                                                                    North Carolina Fund -- Class C                    14.43%
                                                                    Pennsylvania Fund -- Class B                       6.47%
                                                                    South Carolina Fund -- Class A                    13.80%
                                                                    South Carolina Fund -- Class B                    16.51%
                                                                    Tennessee Fund -- Class A                         17.58%
                                                                    Tennessee Fund -- Class B                         12.20%
                                                                    Virginia Fund -- Class B                           7.03%
                                                                    West Virginia Fund -- Class A                     15.58%
                                                                    West Virginia Fund -- Class B                      5.42%
    ...............................................................................................................................

    Pershing LLC                                                    Arkansas Fund -- Class A                           5.57%
    P.O. Box 2052
    Jersey City, NJ 07303
    ...............................................................................................................................

    Edward D. Jones & Co.                                           Arkansas Fund -- Class A                          12.37%
    Attn: Mutual Fund                                               Arkansas Fund -- Class B                          14.90%
    Shareholder Accounting                                          Georiga Fund -- Class A                            6.66%
    201 Progress Pkwy.                                              Georgia Fund -- Class B                            7.31%
    Maryland Hts., MO 63043                                         Mississippi Fund -- Class A                        9.36%
                                                                    North Carolina Fund -- Class A                     6.83%
                                                                    North Carolina Fund -- Class C                    23.01%
                                                                    South Carolina Fund -- Class A                     6.57%
                                                                    West Virginia Fund -- Class A                      7.91%
    ...............................................................................................................................

    Robert W. Kearns                                                Maryland Fund -- Class A                           9.59%
    Rockville, MD
    ...............................................................................................................................

    SE1 Trust Company                                               Mississippi Fund -- Class A                        6.33%
    c/o Central Bank
    Attn Mutual Funds
    One Freedom Valley Drive
    Oaks, PA 19456
    ...............................................................................................................................

    LPL Financial Services                                          Virginia Fund -- Class C                           5.59%
    Account 3927-8362
    9785 Towne Centre Dr.
    San Diego, CA 92121-1968
    ...............................................................................................................................

-------------------
PART I - APPENDIX F
-------------------

    ADDITIONAL INFORMATION CONCERNING THE STATES
    ..........................................................................

    The following discussion regarding certain economic, financial and legal matters pertaining to the relevant States and their governments is drawn primarily from official statements relating to securities offerings of those States and other publicly available documents, dated as of various dates prior to the date of this SAI, and do not purport to be complete descriptions. The Adviser and its counsel have not independently verified any of the information contained in official statements or other publicly available documents and have not expressed any opinion regarding the completeness or materiality of such information. Discussions regarding the financial condition of a particular State government may not be relevant to Municipal Obligations issued by political subdivisions of that State. Moreover, the general economic conditions discussed may or may not affect issuers of the obligations of these States. None of the information is relevant to any tax-exempt securities issued by territories and possessions of the United States or the District of Columbia or their political subdivisions, agencies or instrumentalities.

    ALABAMA FUND
    The automotive-related industry in Alabama has become the fastest growing segment of Alabama's manufacturing economy. Among other leading manufacturing industries in Alabama have been pulp and paper and chemicals, the development and growth of which have been made possible by abundant rainfall (the mean annual average of which varies between 52 and 68 inches) and a high pulpwood growth rate (averaging approximately one- half cord per acre per year). In recent years Alabama has ranked as the fifth largest producer of timber in the nation. Alabama has fresh water availability of twenty times present usage. The State's growing chemical industry has been the natural complement of production of wood pulp and paper.

    Mining, oil and gas production, food processing, lumber and wood products, textiles and apparel, rubber and plastics, printing and publishing, steel, manufactured housing, machinery and service industries are also important to Alabama's economy. Coal mining and the textile industry have both been in decline during recent years.

    In recent years, the importance of service industries to the State's economy has increased significantly. The major service industries in the State are the general health care industries, most notably represented by the University of Alabama medical complex in Birmingham, and the high technology research and development industries concentrated in the Huntsville area. The financial, insurance and real estate sectors have also shown strong growth over the last several years.


    The Alabama Development Office (ADO) reported more than $2.1 billion of announced capital investment for new and expanding industries as of December 31, 2003. This 2003 announced capital investment included 15,765 announced jobs by 461 companies. This was a decrease in capital investment reported over the last several years. The State had more than $3.5 billion of announced capital investments in 2002, $1.3 billion in 2001, $2.7 billion in 2000, $3.2 billion in 1999, $2.0 billion in 1998 and $2.7 billion in 1997. These investments include 17,896 announced jobs by 365 companies in 2002, 13,011 announced jobs by 401 companies in 2001, 18,088 announced jobs by 527 companies in 2000; 20,252 announced jobs by 593 companies in 1999; 18,554 announced jobs by 540 companies in 1998 and 22,693 announced jobs by 605 companies in 1997. Major announced new investments in 2003 include Hwashin, Ltd. ($70 million) and Smart, Inc. ($110 million). Major announced expansion investment in 2003 included Ogihara Alabama, Inc. ($180 million) and Elk Corporation of Alabama ($70 million). Major announced new investments in 2002 included Hyundai Motor Manufacturing Alabama LLC ($1 billion) and Williams International ($268 million). Major announced expansion investments in 2002 included Honda Manufacturing of AL LLC ($425 million) and Delphi Packard Automotive Systems ($85 million). Major announced new investments in 2001 included Toyota Motor Corporation ($220 million) and Frontier Yarns Inc. ($30 million). Major announced expansion investments in 2001 included Honda Manufacturing of Alabama LLC ($140 million) and Shell Chemical Co. ($60 million). Major announced new investments in 2000 included Norbord Barton Mills ($129 million) and KTH Parts Industries, Inc. ($46 million). Major announced expansion investments in 2000 included Mercedes-Benz US International, Inc. ($600 million) and General Electric Plastics ($185 million). Large investment announcements made during the 1990s include Champion International ($550 million); Mercedes-Benz US International, Inc. ($520 million); The Boeing Company ($450 million); Honda ($440 million); Boise Cascade Corp. ($400 million); IPSCO Steel ($395 million); Amoco Chemicals ($350 million); EXXON Company, USA ($300 million); Mead Containerboard ($224 million); International Truck and Engine Corp. ($200 million); McNeil Specialty Products, Inc. ($180 million); Courtaulds Fibers, Inc. ($170 million); USS Fairfield Works ($150 million); and Worthington Industries ($150 million).

    Significant Litigation
    The State from time to time is named as a party in certain lawsuits that may or may not have a material adverse impact on the financial position of the State if decided in a manner adverse to the State's interests. Lawsuit that have or could have a significant impact on the State's financial position are summarized below:

    A case regarding employment discrimination litigation against the State of Alabama, Eugene Crum, Jr. v. State of Alabama, et al., CV-97-T-356-N, is a putative, but not certified class action pending in the United States District Court for the Middle District of Alabama. In this case, approximately thirty state agencies are charged with racial discrimination in several aspects of their employment practices, including, without limitation, selection procedures utilized for hiring and promotion. This case is at the class certification stage, and no estimate can be made at this time concerning any financial liability the State of Alabama may ultimately incur. The class certification hearing was continued from August, 2003 and has not been reset.

    Another case pending in the United States District Court for the Middle District of Alabama in which State agencies are involved is Johnny Reynolds, et al. v. Alabama Department of Transportation, et al., CV-85-T-0665-N, a race discrimination class-action case against ALDOT and the State Personnel Department (SPD). The parties entered into a Consent Decree in 1994 and a large part of the litigation has already been settled (approximately $40 million was distributed to members of the plaintiff class in September, 2003). Presently, ALDOT pays fines for being in contempt of the Consent Decree in the amount of $63,000 per week. Attorneys for the State continue to litigate the contempt issues, as well as the individual lawsuits that were exempted from the settlement.

    Finally, the State of Alabama and the majority of its agencies have filed a motion jointly with the United States (represented by the Department of Justice) to modify a court injunction that was imposed on the State in 1970 in United States v. Tommy G. Flowers, et al., CV-2:68-2709-T. The injunction is commonly referred to as the Frazer/Ballard decree, named after the former directors of the State Personnel Department, and imposed on the State and all of its agencies obligations to hire and promote in a non-discriminatory manner. The specific provision that the parties have moved to modify has created reverse discrimination issues. The plaintiff classes from Crum and Reynolds have intervened in the action to stop the modification of the Frazer/Ballard decree. Although this litigation will not create a financial obligation for the State, the result of this litigation will greatly impact the hiring and promotion procedures for the State of Alabama.

    ARKANSAS FUND

    The information below is given to investors in view of the Arkansas Fund's policy of concentrating its investments in Arkansas issuers. The information constitutes only a brief summary. It does not purport to be a complete description. It is derived from sources that are generally available to investors and is believed to be accurate. The Trust and the Fund have not independently verified this information.


    During the past 25 years, Arkansas' economy has shifted from agriculture to light manufacturing to more sophisticated processes and products such as electronics, transportation equipment and industrial machinery. The electronics/industrial machinery sector in Arkansas includes electronics, industrial and commercial machinery and computer equipment. Information technology represents one of the fastest growing industries in Arkansas. Arkansas' information technology sector includes businesses that provide computer programming, data processing and management, computer software and systems design, information retrieval, telephone communications, and other technology-related business services. The health services, wholesale/retail trade and services sectors have also grown in recent years. Agriculture and agriculture-related biotechnology also play an integral part in Arkansas' economy. Chief products include broilers, rice, and soybeans. In addition, the state has significant natural gas and oil producing interests, as well as mining and forestry activities. The diversification of economic interests has lessened the state's cyclical sensitivity to the impact of any single sector. The unemployment rate for 2003 averaged 6.2%, compared to a national rate of 6.0%.


    The State is prohibited by its Constitution from deficit spending. Accordingly, spending is limited to actual revenues received by the State. The State operates under a biennial budgeting system with July 1, 2003 beginning the current biennium.

    The Constitution of the State does not limit the amount of general obligation bonds which may be issued by the State; however, no such bonds may be issued unless approved by the voters of the State at a general election or a special election held for that purpose. There is no constitutional limitation on the aggregate principal amount of revenue bonds that may be issued by the State and its agencies. All revenue bonds and notes are secured only by specific revenue streams and neither the general revenues of the State nor its full faith and credit are pledged to repayment.

    The General Assembly has responsibility for legislating the level of State services and appropriating the funds for operations of State agencies. The Office of Budget prepares the Executive Budget with the advice and consent of the Governor. The Office of Budget also monitors the level and type of State expenditures. The Accounting Division has the responsibility for maintaining fund and appropriation control and, through the Pre-Audit Section and in conjunction with the Auditor of State, has responsibility for the disbursement process. The Treasurer has responsibility for disbursement, bank reconciliation, and investment of State funds (with the advice of the State Board of Finance). The Division of Legislative Audit has responsibility for performing financial post-audits of State agencies.

    State agencies submit biennial budget requests to the Office of Budget of the Department of Finance and Administration. The Office of Budget prepares the Executive Budget and an estimate of general revenues. The Executive Budget contains the budget amount recommended by the Governor. The General Assembly appropriates money after consideration of both the Executive Budget and the revenue estimate. The appropriation process begins in the joint House-Senate Budget Committee and then proceeds through both houses of the General Assembly. Legislative appropriations are subject to the Governor's approval or veto, including the authority of line-item veto. The General Assembly also must enact legislation pursuant to the Revenue Stabilization Act to provide for an allotment process of funding appropriations in order to comply with state law prohibiting deficit spending. The Governor may restrict spending to a level below the level of appropriations.

    The State's revenue stabilization law (the "Stabilization Act") and related legislation govern the administration and distribution of State revenues. Pursuant to the Stabilization Act, all general and special revenues are deposited into the General Revenue Allotment Account and the Special Revenue Allotment Account according to the type of revenue being deposited.

    From the General Revenue Fund, 3% of all general revenues are distributed to the Constitutional Officers Fund and the Central Services Fund to provide support for the State's elected officials, their staffs, and the Department of Finance and Administration ("DFA"). The balance is then distributed to separate funds proportionately as established by the Stabilization Act.

    From the Special Revenue Fund, 3% of special revenues collected by DFA and 1 1/2% of all special revenues collected by other agencies are first distributed to provide support for the State's elected officials, their staffs and DFA. The balance is then distributed to the funds for which the special revenues were collected as provided by law. Special revenues, which are primarily user taxes, are generally earmarked for the program or agency providing the related service.

    General revenues are transferred into funds established and maintained by the Treasurer for major programs and agencies of the State in accordance with funding priorities established by the General Assembly. Pursuant to the Stabilization Act, the General Assembly establishes three levels of priority for general revenue spending, levels "A," "B," and "C." Successive levels of appropriations are funded only in the event sufficient revenues have been generated to fully fund any prior level. Accordingly, appropriations made to programs and agencies are only maximum authorizations to spend. Actual expenditures are limited to the lesser of
    (i) special revenues earmarked for a program or agencies' fund maintained by the Treasurer or (ii) the maximum appropriation by the General Assembly.

    Because State revenues are not collected throughout the year in a pattern consistent with program and agency expenditures, the Budget Stabilization Trust Fund, which receives one-half of interest earnings from the investment of the State's daily Treasury balance, has been established and is utilized to assure proper cash flow during any period.

    Pursuant to provisions of the Arkansas Constitution which permit initiatives by electors of the state, efforts have been made in the recent past to place various tax related measures before the electors of the state. Should any of these or other similar initiated measures be approved by the Arkansas Attorney General (as to form) and the Arkansas Secretary of State (as to form and as to sufficiency of signatures), such measures would be placed on the ballot for a general election. In the past, these measures have included efforts to abolish the state income tax, abolish sales and use taxes on used goods, allow local initiatives for changes in local property tax rates, exempt certain food items from sales tax, and restrict the level of local property taxes. As of June 1, 2003, none of these initiatives have satisfied all of the conditions necessary to be placed on the ballot. The effect of any of these initiatives on the financial condition of the state, should any one or more be placed on the ballot and subsequently be adopted by the electors and become law, cannot be predicted.

    CALIFORNIA FUND
    The following information is a general summary intended to provide a recent historical description, and is not a discussion of specific factors that may affect any particular issuer of California municipal securities. This information is not intended to indicate continuing or future trends in the condition, financial or otherwise, of the State of California. The creditworthiness of obligations issued by a local California municipal securities issuer may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no obligation on the part of the State to make payment on such local obligations in the event of default by local California municipal securities issuers.

    Because the California Fund expects to concentrate its investments in California municipal securities, it will be susceptible to a number of complex factors affecting the issuers of such securities, including national and local political, economic, social, environmental and regulatory policies and conditions. In particular, certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives, as described below, could affect the market values and marketability of, or result in the default of, existing obligations that might be held by the California Fund. State or local government obligations, as well as interest income to the California Fund, may also be affected by budgetary pressures affecting the State and economic conditions in the State. The California Fund cannot predict whether or to what extent such factors or other factors may affect issuers of California municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities to pay interest on, or principal of, such securities.

    The following discussion highlights some more important financial trends or problems and is based upon information drawn from official statements relating to securities offerings of the State, its agencies or instrumentalities, as available as of the date of this Statement of Additional Information. It does not represent a complete analysis of every material fact affecting the State's or its municipalities' debt obligations. The California Fund has not independently verified the information contained in such official statements and other publicly available documents, and will not update it during the year.

    Economic Factors
    California's economy, the largest among the 50 states and one of the largest in the world, has major components in high-technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. In the early 1990's, California suffered the most severe recession in the State since the 1930's, with significant job losses (particularly in the aerospace, other manufacturing, services and construction industries).

    The greatest effects of the recession were felt in Southern California. In December 1994, Orange County, California filed for protection from creditors under federal bankruptcy law. In June 1995, Orange County negotiated a rollover of its short-term debt originally due at such time. The major rating agencies, Standard & Poor's Rating Services ("Standard & Poor's"), Moody's Investors Service ("Moody's") and Fitch, Inc. ("Fitch"), considered the rollover a default. In June 1996, the investors in such overdue notes were paid and the Orange County bankruptcy ended. The California Fund did not hold such Orange County obligations. However, the Orange County bankruptcy and default had a serious effect upon the market for California municipal obligations.

    Beginning in 1994, California's economy made a strong recovery, but growth was somewhat unbalanced. In general, the high-technology, biotechnology, construction and entertainment and other service industries expanded while aerospace and other manufacturing industries declined.


    During 2000, California's growth continued to outpace the nation by a wide margin; however, the State was not immune to a nationwide slowdown in economic activity. In early 2001, California slipped into a recession concentrated in the high tech sector and, geographically, in the San Francisco Bay Area. The terrorist attacks on September 11, 2001 further weakened the economy. State unemployment rose from 4.5% in February 2001 to 6% in December 2001. The State's job losses were concentrated in the San Francisco Bay Area, home to many of the State's dot-coms and high-tech firms. Unemployment also rose in Southern California and Sacramento County, but much more moderately.

    The state began to recover from the recession in early 2002. Employment grew by about 79,000 jobs between January 2002 and May 2002. However, the recovery stalled and the economy has since been sluggish, with unemployment varying between 6.6 and 6.9 percent between May 2002 and April 2003. The war with Iraq and concerns about severe acute respiratory syndrome (SARS) have hurt the California economy, particularly the travel and tourism industry. In January 2003, the Governor indicated that California has experienced the most dramatic decline in revenues since World War II and faces the most serious fiscal challenge in its history. According to the May 2003 revision to the Governor's 2003-04 Budget ("2003 May Budget Revision"), the California economy tracked the national economy quite closely in 2002-03. The 2003 May Budget Revision predicted that the California and national economies would grow slowly during the rest of 2003 and moderately during 2004. Though weaker than expected final personal income tax payments were received in April 2003, the decline in market-related income appeared to have bottomed-out and the 2003 May Budget Revision assumed modest growth in market-related income in 2003-04. Corporate tax receipts were stronger than projected for the second half of 2002-03. The 2003 May Budget Revision predicted continued improvement in corporate profits.

    The State's monthly reports for December 2003 through March 2004 suggest that the economy is moving with forward momentum. The 2004-05 Governor's Budget assumes that the recent strengthening of economic activity will continue for both the nation and state in 2004-05 and anticipates growth in revenues from $74.6 billion in the current year to $76.4 billion in 2004-05. The 2004 May Revision to the 2004-05 Governor's Budget (the "2004 May Revision") predicted that growth in California employment and personal income will be a bit more restrained than anticipated in January 2004; however, the 2003-04 and 2004-05 revenues forecast was revised upward in the 2004 May Revision.


    State Finances
    California's ability to raise revenues and reduce expenditures to the extent necessary to balance the budget for any year depends upon numerous factors, including economic conditions in the State and the nation, the accuracy of the State's revenue predictions, as well as the impact of budgetary restrictions imposed by voter-passed initiatives.

    Throughout the 1980's, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35%).


    The recession of the early 1990's severely affected California revenues while California's health and welfare costs were increasing. As a result, throughout the first half of the decade, California had a period of budget imbalance and reported multibillion-dollar year-end deficits. During the recession in the 1990's, California faced severe economic and fiscal conditions and experienced recurring budget deficits that caused it to deplete its available cash resources and to become increasingly dependent upon external borrowings to meet its cash needs. For nearly a decade and a half, California has issued revenue anticipation notes (which must be issued and repaid during the same fiscal year) to fund its operating budget during the fiscal year, which begins on July 1 and ends on June 30. Beginning in 1992, California expanded its external borrowing to include revenue anticipation warrants (which can be issued and redeemed in different fiscal years). California was severely criticized by the major credit rating agencies for California's reliance upon such external borrowings during the recession. (California was also criticized for its issuance of registered warrants, promissory notes with no specific maturity, to suppliers and other State payees during a two-month delay that took place in enacting California's budget for fiscal 1992-1993.) In 1996, California fully repaid $4 billion of revenue anticipation warrants issued in 1994. However, California has returned to using revenue anticipation warrants with its current budget problems. On June 18, 2003, California issued revenue anticipation warrants to raise $11 billion. These revenue anticipation warrants expired on June 16, 2004.


    From mid 2000 through early 2001, California experienced shortages of electricity and natural gas and increases in utility prices due to an unsustainable price-capping system, supply shortages and restrictions on electricity producers. The Department of Water Resources (DWR) borrowed approximately $6.2 billion from the General Fund for its power supply program between January and June 2001, in which the DWR entered into contracts and arrangements to purchase and sell electricity as needed to assist in mitigating the effects of the shortages. The DWR reimbursed the General Fund in the fall of 2002 with moneys the DWR raised from revenue bonds issued in several series. As of January 1, 2003, the DWR no longer has authority to enter into new power purchase contracts.

    The combination of resurging exports, a strong stock market, and a rapidly-growing economy in 1999 and early 2000 resulted in unprecedented growth in revenues of the General Fund of the State Treasury (the principal operating fund for the majority of governmental activities and depository of most major revenue sources of the State (the "General Fund")) during fiscal year 1999-2000, an increase in over 20% above final 1998-99 revenues. However, the decline of the stock market and the downturn of the high technology and internet markets beginning in early 2001 caused personal income tax revenues to decline dramatically, from $17.6 billion in fiscal year 2000-01 to $8.6 billion in fiscal year 2001-02, and $5.2 billion in 2002-03, a total 70 percent decline.


    Recent Financial Results. The principal tax source of General Fund revenues in 2003-04 were the California personal income tax (approximately $35.1 billion), sales tax (approximately $23.7 billion), and corporation tax (approximately $7.4 billion) that comprise over 90 percent of the total General Funds receipt. The remainder of the General Fund revenues were from other revenues, including insurance, estate, tobacco and alcoholic beverages taxes, which amounted to approximately $8.3 billion. The 2004-05 Governor's Budget projects that General Fund revenues in 2004-05 will amount to $38.0 billion in personal income tax, $25.0 billion in sales tax, and $7.6 billion in corporation tax. The Budget forecasts that General Fund revenues and transfers will be $76.4 billion in the budget year, a $1.8 billion increase from 2003. The California Legislative Analyst, relying on a reduced estimate of personal income tax liabilities in 2003, projects that General Fund revenues and transfers will total $75.9 billion in 2004-05, a $1.7 billion increase from 2003-04.


    The State maintains a Special Fund for Economic Uncertainties (the "SFEU"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance.


    Recent Budgets. The State suffered a severe economic recession from 1990-94 during which the State experienced substantial revenue shortfalls and accumulated a budget deficit of about $2.8 billion. With the economic recovery which began in 1994, the State's financial condition improved markedly in the years from fiscal year 1995-96 onward, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years.


    The economy grew strongly during the second half of the 1990's, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.4 billion in 1997-98,
    $1.7 billion in 1998-99, $8.2 billion in 1999-2000 and $4.1 billion in 2000-01) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97. In 1998-99 through 2000-01, new spending programs were also enacted, particularly for education, new capital outlay projects were funded from current receipts, and significant tax reductions were enacted. The accumulated budget deficit from the recession years was finally eliminated. The Department of Finance estimated that the SFEU totaled $8.7 billion at June 30, 2000 and $6.3 billion at June 30, 2001. The SFEU balance at June 30, 2003 was effectively zero.


    The growth in General Fund revenues following the end of the early 1990's recession resulted in significant increases in State funding for local school districts under Proposition 98. From the recession level of about $4,200 per pupil, annual State funding increased to over $6,700 per pupil in fiscal year 2000-01. A significant amount of the new moneys have been directed to specific educational reforms, including reduction of class sizes in many grade levels. The improved budget condition also allowed annual increases in support for higher education in the State, permitting increased enrollment and reduction of student fees. The State spent $6,608 per pupil for K-12 education in 2001 and will spend $6,624 and $6,887 per pupil in fiscal years 2002-03 and 2003-04, respectively.

    Part of the 1997-98 Budget Act was completion of State welfare reform legislation to implement the new federal law passed in 1996. The new State program, called "CalWORKs," became effective January 1, 1998, and emphasizes programs to bring aid recipients into the workforce. As required by federal law, new time limits are placed on receipt of welfare aid. Generally, health and welfare costs were contained even during the recent period of economic recovery, with the first real increases (after inflation) in welfare support levels occurring in 1999-2000 and additional increases in 2000-01.

    One of the most important elements of recent Budget Acts was agreement on substantial tax cuts. The largest of these was a phased-in cut in the Vehicle License Fee (an annual tax on the value of cars registered in the State, the "VLF"). Starting on January 1, 1999, the VLF was reduced by 25%, which was increased to a 35% reduction effective January 1, 2000 and a 67.5% reduction effective January 1, 2001. Under pre-existing law, VLF funds are automatically transferred to cities and counties, so the new legislation provided for the General Fund to make up the reductions. However, if there were insufficient General Fund moneys to fully backfill the VLF reduction, the VLF percentage reduction would be reduced (i.e. drivers' VLF would increase). The full 67.5% VLF cut was offset by about $2.6 billion in General Fund money in fiscal year 2000-01, and $3.6 billion for fiscal year 2001-02. However, it was anticipated that there would be insufficient moneys in the General Fund for the VLF offset beginning with the payments scheduled for transfer in July 2003. Therefore, the 2003 May Budget Revision assumed that the VLF would return to the rate prior to the reductions and the State would not be obligated to make offset payments from the General Fund in fiscal year 2003-04. In June 2003 it was determined that the General Fund could no longer afford to pay local governments the "backfill" designed to hold them harmless from the reduction of VLF enacted in previous years, and a new higher level of VLF went into effect on October 1, 2003. However, upon entering office, Governor Schwarzenegger signed an executive order rescinding the VLF increases and provided a refund to taxpayers who paid the higher fee. Other tax cuts included an increase in the dependent credit exemption for personal income tax filers, restoration of a renter's tax credit for taxpayers, and a variety of business tax relief measures. Finally, because the SFEU balance was more than 4% of General Fund revenues for two consecutive years, the State reduced its sales tax by 0.25% for one year, starting January 1, 2001 (pursuant to an existing statutory formula). This was expected to result in about $1.15 billion in lower revenues during calendar year 2001. The 0.25% rate was restored as of January 1, 2002.

    The discussions below of the fiscal year 2003-04 and 2004-05 budgets are based on estimates and projections of revenues and expenditures for the current fiscal year as supplied by the State, and must not be construed as statements of fact. These estimates and projections are based upon various assumptions as updated in the proposed 2004-05 Governor's Budget, which may be affected by numerous factors, including future economic conditions in the State and the nation; and the State has indicated that there can be no assurance that these estimates will be achieved.

    Fiscal Year 2003-04 Budget. Members of the Legislature and the Governor were unable to reach agreement on a budget package before the start of the fiscal year on July 1, 2003, with strong partisan disagreements about the necessary elements of spending cuts and revenue increases needed to complete the budget. Without budget authorization, a number of spending programs were suspended as of July 1, including payments to vendors for new goods and services, some aid to local governments, schools and others; however high-priority obligations such as debt service payments continued to be made.

    The 2003-04 Budget Act was passed by the Legislature and signed by the Governor on August 2, 2003. It resolved the over $35 billion budget gap with a combination of external borrowing, spending reductions, new revenues, funding shifts and internal loans and deferrals. It assumed a year end budget reserve at June 30, 2004 of almost $2 billion, assumed the 2004-05 fiscal year budget would have at least a $7.9 billion structural deficit to be closed, and also assumed the higher levels of VLF would go into effect. The principal features of the budget were as follows:

      1. The Legislature authorized the issuance of fiscal recovery bonds designed to provide an estimated $10.7 billion of cash into the General Fund, representing the accumulated deficit as of June 30, 2003. To repay the bonds, an increase of 1/2 cent in the State sales tax, which would be segregated in a special fund and offset by a 1/2 cent decrease in the sales tax paid to local governments, was instituted (both to be effective as of July 1, 2004). Separate legislation provides additional property tax revenue in the 2004-05 fiscal year to cities and counties at the expense of school districts. The State General Fund, in turn, will need to provide additional support starting in 2004-05 for local school districts to offset their loss of property tax revenues. On December 5, 2003, the California Fiscal Recovery Financing Authority voted to move forward with the issuance of the fiscal recovery bonds. However, in mid-December 2003 the California Legislature voted to place on the March 2004 primary election ballot a measure that would approve a $15 billion deficit reduction bond. This bond offering, which was approved by voters in March 2004, will replace the $10.7 billion in fiscal recovery bonds the Legislature authorized as part of the 2003-04 Budget Act.

      2. The budget also assumed two other external borrowings. The first is the second part of a tobacco securitization sale, postponed from Spring 2003, designed to produce about $2 billion of General Fund revenue. The second is the sale of pension obligation bonds ("POBs") to make the 2003-04 payments due to the State Public Employee's Retirement System, in the amount of about $1.9 billion. The POB sale is presently subject to a court validation process brought by the State; the outcome and timing of this litigation is not certain. For more details please see below discussion regarding pension obligation bonds.

      3. The budget relies on substantial savings in program costs, spread across most programs. K-12 schools will receive the minimum funding required by Proposition 98, but this will result in a small decrease in per pupil spending, to about $6,900 per pupil. Significant cuts will be made in higher education support, to be offset in part by student fee increases in the range of 30%. Other fee increases will offset reductions in support for trial courts and resources programs. Health and social service costs will be limited by foregoing cost of living increases and reducing Medi-Cal provider rates. State personnel costs will be reduced by voluntary agreements to be negotiated with employee unions or layoffs.

      4. The budget assumed receipt of about $2.2 billion in new federal funding as a result of federal law passed to assist States. The budget also assumed the $4.2 billion annual savings resulting from the increase of the vehicle license fee. There are no other tax or revenue increases, aside from certain fees.

    Proposed 2004-05 Budget. On January 9, 2004, Governor Schwarzenegger presented his budget for fiscal year 2004-05. The 2004-05 Governor's Budget proposes spending cuts, a large shift of property taxes from local governments, as well as additional borrowing, deferrals, and fund shifts. The proposed budget would also avoid new taxes.

    The 2004-05 Governor's Budget attempts to close the gap in the $17 billion budget shortfall, $15 billion of which represents an ongoing projected structural imbalance between current-law revenues and expenditures in 2004-05 and beyond. The remaining $2 billion reflects a shortfall in the current year budget. However, the budget does not fully address the State's ongoing budget problem -- leaving an approximately $6 billion shortfall between expenditures and revenues in 2005-06. The 2004 May Revision to the 2004-05 Governor's Budget notes that after voter approval of Propositions 57 (regarding issuance of an emergency recovery bond) and 58 (the California Balance Budget Act, which requires among other things, the enactment of a balanced budget where General Fund expenditures do not exceed estimated General Fund revenues) in March 2004, the State was only left with a $12 billion fiscal shortfall.

    The main features of the 2004-05 Governor's Budget are as follows:

      1. The budget proposes $7.3 billion in program reductions and cost savings. Specifically, there would be a $2 billion reduction in Proposition 98 spending; a $950 million reduction in transportation spending related to the suspension of the Proposition 42 transfer; a $1.4 billion reduction in social services, such as grant reductions, cost-of-living adjustments deletions, and elimination of state-only services in in-home supportive services; a $1.1 billion reduction in Medi-Cal; and a significant reduction in higher education, backfilled partly by student fee increase.

      2. In August 2003, the Legislature authorized the issuance of fiscal recovery bonds designed to provide an estimated $10.7 billion of cash into the General Fund, representing the accumulated deficit as of June 30, 2003. However, on January 29, 2004, the administration announced that the allowable size of the statutory bond has declined to $8.6 billion. Repayment of this bond would require annual General Fund expenditures equal to 1/2 cent of the state sales tax, or approximately $2.4 billion annually, beginning in 2004-05. The 2004-05 Governor's Budget proposes to instead use $12.3 billion in proceeds from the $15 billion economic recovery bond passed by voters in March 2004 under Proposition 57. The increased proceeds would offset a portion of the budget problem and any net proceeds in excess of $12.3 billion would be available for future use. Additionally, the repayment of the proposed economic recovery bond would require the General Fund payments to investors to be 1/4 cent of the sales tax, or approximately $1.3 billion annually, beginning in 2004-05. This would produce ongoing near-term annual General Fund savings of a like amount.

      3. The budget proposes to obtain loans which will amount to $2.6 billion. The loans and borrowing include about $930 million related to a proposed pension obligation bond sale, $947 million related to Proposition 98 "settle-up" obligations for 2002-03 and 2003-04 which are being deferred until after 2005-06, and an increase in the loan amount to local governments associated with 2003-04 backfill payments and loans from transportation funds.

      4. The budget proposes to enact local government-related actions amounting to $1.8 billion in savings. The actions include a $1.3 billion property tax shift from local government to schools, reduced funding for juvenile probation, the elimination of booking fee reimbursements, and a reduction in transportation funding related to the suspension of Proposition 42 (regarding the bond issuance to provide funding for education facilities) transfer.

      5. The budget would reimburse local governments for the $4.1 billion in revenues lost as a result of Governor Schwarzenegger's rescission of the VLF increase in 2004-05. The budget assumes that local government would receive $2.5 billion in reimbursements for VLF revenues lost in 2003-04; an additional $1.3 billion would be treated as a loan and repaid in 2006-07.

      6. The budget proposes to transfer revenues or funds of $1.6 billion. The budget intends to conduct a one-time shift of about $685 million of transportation funds to the General Fund in 2003-04, $350 million in new federal funds, a net of $75 million from a Medi-Cal proposal involving a quality improvement assessment fee on managed care plans, and $55 million in proceeds from a land sale at the University of California at Riverside.

    The 2004 May Revision relies largely on borrowing and temporary measures to balance the budget. Many of the steepest cuts to human services, higher education, local government, and other programs remain in place under the 2004 May Revision. After accounting for offsets and reduced transfers, a total improvement in General Fund revenues of $1.19 billion are expected in 2003-04 and 2004-05 combined. The 2004 May Revision also includes a new proposal, negotiated with local government leaders, which would eliminate the VLF "backfill" to local governments and cut the VLF rate.

    The 2004 May Revision notes that since the January budget proposal, new funds of $3.6 billion have become available due to greater than expected receipts from a previously enacted tax shelter amnesty program, an increase in the administration's forecast of tax collections in 2003-04 and 2004-05 combined, and accounting adjustments. The new funds will be used to scale back savings related to Medi-Cal provider rates, in-home supportive services, and transfers from transportation funds. The administration proposes to reduce the amount of Proposition 57 economic recovery bonds utilized by $1 billion to $11.3 billion, leaving the remainder of the $15 billion in authorized bonds available for future years.

    The State's budget faces several years of significant constraints due to weaker economic conditions, and it continues to be affected by mandated spending on education, social needs of a growing population with many immigrants, and a large prison population. These factors, which limit State spending growth, also limit growth at the local government level. There can be no assurances that if economic conditions weaken or other factors intercede, the State will not experience budget gaps in future years.


    Bond Ratings
    Standard & Poor's, Moody's and Fitch assign ratings to California's long-term general obligation bonds. The ratings of Standard & Poor's, Moody's and Fitch represent their opinions as to the quality of the municipal bonds that they rate. The ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield.

    The financial difficulties experienced by California and municipal issuers during the recession of the early 1990's resulted in the credit ratings of certain of their obligations being downgraded significantly by the major rating agencies. The ratings on California's long-term general obligation bonds were reduced in the early 1990's from "AAA" levels that had existed prior to the recession of the early 1990's. After 1996, the three major rating agencies raised their ratings of California's general obligation bonds. However, major rating agencies, underwriters and investors have had major concerns about California's creditworthiness. The major rating agencies have cited over the years, among other things, concerns about California's missed budget deadlines, on-going structural budget impediments and, more recently, the energy situation.


    In January 2001, Standard & Poor's placed California's senior ratings on its "credit watch" list with negative implications as a result of the energy situation. On April 24, 2001, Standard & Poor's lowered California's general obligation bond rating from "AA" to "A+". In April 2001, Fitch placed the State's "AA" rating on rating watch - negative. In June 2001, Standard & Poor's removed California from its "credit watch" list but warned that the State's financial outlook remained negative. In announcing its removal of California's ratings from its "credit watch" list, Standard & Poor's cited the alleviation, at least for the time being, of liquidity pressure on California's General Fund, following the June 2001 closing of the Interim loans by DWR. On November 20, 2001, Moody's lowered California's general obligation bond rating from "Aa3" to "A1" and the Moody's rating outlook remained negative. As of September 2002, California's general obligation bond rating was assigned "A+" from Standard & Poor's, "A1" from Moody's and "AA" from Fitch.

    In December 2002, the ratings of the State's general obligation bonds were reduced by Standard & Poor's and Fitch. In the summer of 2003, the ratings of Standard & Poor's and Moody's were reduced. In December 2003, Moody's again reduced its rating of the State's general obligation bonds, citing concerns over the state's recent action to cut the VLF fee, as well as the State's continuing inability to reach political consensus on solutions to its budget and financial difficulties. As of May 21, 2004, the Standard & Poor's rating of California's general obligation bonds was "BBB," Moody's rating was "A3" and Fitch's rating was "BBB." Moody's upgraded California's general obligation bond from "Baa1" in December 2003 to "A3" to reflect the recovery of the State's economy and increased tax revenues, as well as an improved budgetary and liquidity outlook. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating.

    There can be no assurance that such ratings will be maintained in the future. These recent reductions on the State's credit rating, and any future revisions or withdrawal of a credit rating could have a negative effect on the market price of the State's general obligation bonds, as well as notes and bonds issued by California's public authorities and local governments. Lower ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Further, downgrades can negatively impact the marketability and price of securities in the California Fund's portfolio.


    State Appropriations Limit and Other Constitutional Limits on Taxes
    The ability of the State of California and its political sub-divisions to generate revenue through real property and other taxes and to increase spending has been significantly restricted by various constitutional and statutory amendments and voter-passed initiatives. Such limitations could affect the ability of California state and municipal issuers to pay interest or repay principal on their obligations.


    Limitation on Property Taxes. Certain of the securities in the California Fund's portfolio may be obligations of issuers that rely, in whole or in part, directly or indirectly, on ad valorem real property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, adopted in 1978, which limits ad valorem taxes on real property and restricts the ability of taxing entities to increase real property taxes (Proposition
    13). Article XIIIA limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except under new construction or change of ownership (subject to a number of exemptions). However, taxing entities may raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.


    Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld in 1992 by the U.S. Supreme Court.

    Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax."


    State Appropriations Limit. The State is subject to an annual appropriations limit imposed by Article XIIIB of the California Constitution, originally adopted in 1979. It significantly limits spending by state and local governments; however, it does not restrict appropriations to pay debt service on voter-authorized bonds. To the extent that "proceeds of taxes" of California or a local government exceed its
    Article XIIIB appropriations limit, such excess revenues must be rebated. In 1988 and 1990, Article XIIIB was modified substantially by Propositions 98 and 111, respectively. These initiatives changed the State's Article XIIIB appropriations limit to require California to set aside a prudent reserve fund for public education, and guarantee a minimum level of State funding for public elementary and secondary schools and community colleges. Such guaranteed spending was often cited as one of the long-term structural elements responsible for California's earlier budget problems. An initiative approved on November 5, 2002, will require the state to expand funding for before and after school programs. However, because this funding is triggered by the amount of non-Proposition 98 appropriations exceeding a certain base level, the initiative is unlikely to require implementation of the funding increase for several years. ACA 11, a proposed amendment to the State Constitution, appeared on the March 2004 ballot, and was approved by voters. ACA 11 requires the transfer of General Fund revenues to fund state and local infrastructure projects, subject to the General Fund meeting specified levels. The transfer could increase annually until it reaches a maximum of 3 percent by 2013-14. Based on revenue projections, the first transfer would be about $1 billion in 2010-11 and would not grow for many years. Another aspect of the amendment is to set aside a portion of one-time revenue windfalls for one- time infrastructure expenditures.

    Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.


    Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.

    Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several new provisions affecting "fees" and "charges", defined for purposes of Article XIIID to mean "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by [a local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges that generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property related" for purposes of
    Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

    In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

    The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainty the outcome of such determinations. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some ratings of California cities and counties have been affected.

    The effect of these various constitutional and statutory changes and budget developments upon the ability of California issuers of municipal securities to pay interest and principal on their obligations is uncertain and may depend, in part, on whether a particular security is a general obligation or limited obligation bond (with limited obligation bonds being generally less affected). Moreover, other measures affecting the taxing and spending authority of California or its political subdivisions may be approved or enacted in the future. However, it is not possible to predict the likelihood of such future legislation or other measures. There is no assurance that any California municipal securities issuer in which the California Fund may invest will make full or timely payments of principal or interest or remain solvent.

    Obligations of the State of California

    Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. According to the State, as of April 1, 2004, California had outstanding approximately $33.3 billion aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of approximately $20.2 billion of long-term general obligation bonds (the latter figure consists of approximately $12.0 billion of authorized commercial paper notes which had not yet been funded by general obligation bonds, and approximately $8.3 billion of other authorized but unissued general obligation debt). In the 2002-03 fiscal year, the state retired $7.5 billion of short-term obligations and issued $12.5 billion of revenue anticipations notes maturing in June 2003. On April 15, 2003, the State issued $1.4 billion of variable rate general obligations. In April and June 2003, the State issued approximately $2.1 and $1.7 billion of general obligation bonds, respectively. In October 2003, the State issued approximately $1.8 billion in fixed rate general obligations. In February and April 2004, the State issued approximately $2.0 and $ 1.8 billion in general obligation bonds, respectively. As of April 1, 2004, the State had about $6.9 billion of General Fund-supported lease-purchase debt outstanding. State agencies and authorities had about $44.4 billion aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of December 31, 2003. Partly to help pay the revenue anticipation notes in June 2003, the State issued revenue anticipation warrants in June 2003 in the amount of $11 billion.

    The State intends to issue about $1.9 billion of pension obligation bonds to make fiscal year contributions to the California Public Employees' Retirement System (CalPERS). However, the proposed pension obligation bonds are subject to a validation action brought by the Pension Obligation Bond Committee. In the validation action, the Pension Obligation Bond Committee seeks to obtain the court's determination that the pension obligation bonds will not violate the Constitutional debt limit because the proceeds of the bonds will be used to pay the State's employer obligation to CalPERS. The administration anticipates the validation action will be resolved in time to permit the issuance of pension obligation bonds by April 2005 and estimates that $19.5 million of pension obligation bonds will be issued in 2005-06. The administration intends issuing $929 million of pension obligation bonds to cover the State's April and June 2005 retirement payment obligations.

    On May 5, 2004, the State sold $7.9 billion in economic recovery bonds and plans to issue a sufficient amount of economic recovery bonds to provide $12.3 billion of net proceeds to the General Fund in fiscal year 2003-04.

    Obligations of Other Issuers
    Other Issuers of California Municipal Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue municipal obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

    State Assistance. Property tax revenues received by local governments declined significantly following passage of Proposition 13. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities and have been required to maintain many services.

    In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-14 education districts by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services. The 2002 Budget Act and related legislation provided significant assistance to local governments, including $308 million for various local public safety programs.


    To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. Los Angeles County, the largest in the State, was forced to make significant cuts in services and personnel, particularly in the health care system, in order to balance its budget in fiscal year 1995-96 and fiscal year 1996-97. Orange County, which emerged from Federal Bankruptcy Court protection in June 1996, has significantly reduced county services and personnel, and faces strict financial conditions following large investment fund losses in 1994 which resulted in bankruptcy. The ultimate financial impact on the County and the State cannot be predicted with any certainty.

    Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August 1997, in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the "Welfare-to- Work" programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide "general assistance" for able-bodied indigents who are ineligible for other welfare programs. The long-term financial impact of the new system on local governments is still unknown.


    Assessment Bonds. A general decline in real estate values or a slowdown in real estate sales activity may adversely affect California municipal obligations that are assessment bonds. In many cases, such bonds are secured by land that is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

    California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, although typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event that the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common causes of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August 1998 which reconfirmed the legality of these financing methods.

    Other Considerations. The repayment of industrial development securities secured by real property may be affected by State laws limiting foreclosure rights of creditors. Securities backed by healthcare and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

    Recent Developments
    Slowdown of California's Economy. During 2000, California's growth outpaced the nation by a wide margin. By the end of 2000, unemployment in the State had dropped to less than 5%, its lowest level in three decades. However, the State was not immune to a nationwide slowdown in economic activity. U.S. economic growth was slower than expected in the first half of 2001, and the California economy began to slow in the spring of 2001. The State finally showed the impact of the national recession, coupled with a cyclical downturn in the high-technology sector, and entered a mild recession. The terrorist attacks on September 11, 2001 resulted in a further, but mostly temporary, weakening of the economy in tourism-based areas.

    The slowdown was most pronounced in the State's high-tech sector and tourism industry. The State's job losses were concentrated in the San Francisco Bay Area, home to many of the State's internet and high-tech firms. Unemployment also rose in Southern California and Sacramento County but much more moderately. Statewide, modest job growth appeared to have begun by early 2002, but job growth stalled by summer 2002 and by June 2003, unemployment reached almost 7%. The unemployment rate in April 2004 was 6.2% compared to 6.8% the previous year. The resolution of the Southern California grocery workers strike appears to have had little impact on overall industry employment, as the March 2004 gain in grocery store employment was comparable to past years. A positive area in the California economy has been residential construction and home sales. Homebuilding strengthened in February 2004 as multi-family construction nearly doubled. Although existing single-family homes sales weakened in February 2004, sales still were 3.9% stronger than a year ago.

    The slowdown in the California economy, combined with weakness in the stock market, resulted in a dramatic decline in State revenues compared to revenues previously projected. Revenues in the 2002-03 fiscal year proved to be substantially lower than projections, largely because of continued weakness in the economy and stock markets. In January 2003, the State Department of Finance projected there would be only slow growth in the economy in 2003, with moderate growth in 2004. However, recent fiscal data indicate that revenues in the current fiscal year have exceeded projections. As of March 2004, General Fund agency cash was $406 million above the 2004-05 Governor's Budget forecast of $4.646 billion. In addition, March 2004 personal income tax revenues were $314 million above the month's forecast of $1.038 billion; sales and tax revenues were $323 million above the month's forecast of $1.751 billion; and corporation tax revenues were $302 million below the month's forecast of $1.408 billion.

    Cash Flow Requirements
    Coinciding with the sharp drop in State revenues, the State has been required to borrow substantial amounts from the public capital markets to ensure sufficient cash resources are available. The State issued a then-record $5.7 billion of revenue anticipation notes ("RANs") in October 2001 to fund its cash management needs in 2001-02, with a maturity date of June 28, 2002. It had been assumed that the DWR power revenue bonds would be issued by that time to repay a net loan of $6.1 billion plus interest. When the DWR bond sale was delayed, and revenues were falling below projections, as reported above, the State Controller issued $7.5 billion of revenue anticipation warrants ("RAWs"), a form of cash flow borrowing which could extend beyond the end of the fiscal year, to assure adequate cash resources for State operating needs in June 2002 and the start of the following fiscal year. The RAWs were issued in June 2002 and matured in October and November 2002.

    Because of weaker receipts, delay in enactment of the 2002-03 budget, and uncertainty about the schedule for issuance of the DWR power revenue bonds, the State issued $12.5 billion of RANs for cash management purposes in the 2002-03 fiscal year. This record borrowing was completed in two parts by early November 2002, with all of the notes due on June 20 or June 27, 2003. The DWR power revenue bonds were finally successfully issued in mid-November 2002, providing an infusion of $6.5 billion to the General Fund, and the first phase of the tobacco securitization brought an additional $2.5 billion in February 2003, both of which were significant assumptions in the State's cash flow projections for repayment of the 2002-03 RANs.

    By mid-winter 2003 it became evident that the State would have a cash shortfall by the end of June 2003, when the $12.5 billion RANs came due. The cash shortfall became more serious when the budget gap increased by $3 billion between January and May 2003. Accordingly, the State issued $11 billion of RAWs on June 18, 2003 to pay the RANs and other obligations in June 2003, and to cover cash flow requirements through late August. To sell these RAWs, the State was required to obtain credit support from a group of financial institutions. The 2003 May Revision assumed that the State would issue about $3 billion of RANs in early fall 2003 to fund the remainder of its cash management needs. In late October 2003, the state issued $1.8 billion of RANs. Repayment of the RAWs in June 2004 will require the issuance of at least a portion of the issuance of a $15 billion deficit reduction bond that was approved by voters in March 2004. Until the State brings the "structural imbalance" between its revenue sources and spending obligations into balance, it may continue to depend on having access to the public debt markets in order to fund its ongoing cash obligations and to repay cash flow borrowings.

    California Energy Matters
    Widely publicized difficulties in California's energy supplies had been seen in early 2001 to pose some risks to the economy, but during the summers of 2001 and 2002 there were no electricity blackouts or shortages of natural gas. Although energy prices have risen from the levels of three years ago, they have now appeared to stabilize. Energy difficulties are mitigated by the fact that California's economy is very energy-efficient. U.S. Department of Energy statistics for 1999 revealed that California ranked 50th of the 50 states in energy expenditures as a percentage of state domestic product.

    Election of Governor Schwarzenegger
    In July 2003, after the filing of sufficient petition signatures, a special election was called on October 7, 2003 to consider the recall of Governor Gray Davis. In a subsequent special election, Governor Davis lost his bid to remain Governor of California, and on November 17, 2003, Mr. Arnold Schwarzenegger was sworn in as the new Governor of California. Shortly after being elected, Governor Schwarzenegger asked the California Legislature to send to California voters a Constitutional spending limit which would require that expenditures during fiscal year 2004-05 not exceed revenues, and an authorization for a $15 billion general obligation bond to refinance State debt. The Legislature approved these proposals in mid-December 2003, and the measures were approved by voters in March 2004.

    Southern California Wildfires
    In late October and early November 2003, several counties in Southern California suffered from severe wildfires, which burned approximately 740,000 acres. The Governor declared a State of Emergency in several counties. However, it is believed the fires will not have a major net adverse impact on the overall economy, and any loss in the regions affected will be balanced with a surge in rebuilding, which will be financed by federal funds and private insurance.


    Legal Proceedings
    The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. A number of lawsuits are pending concerning various aspects of the energy situation in California. Other lawsuits involve issues such as environmental cleanup, tobacco settlements, tax refunds, escheated property, and privacy rights. If the State eventually loses any of these cases, the final remedies may not have to be implemented in one year.

    Other Considerations
    Numerous other factors may adversely affect the State and municipal economies. For example, reductions in federal funding could result in the loss of federal assistance otherwise available to the State. In addition, natural disasters, such as earthquakes, droughts and floods, have caused substantial damage to parts of California or have harmed the State economy, and the possibility exists that another natural disaster could create a major dislocation of the California economy.

    FLORIDA FUND
    The information contained in this statement is being given to investors in view of the Florida Fund's policy of concentrating its investments in Florida issuers. The information should provide investors with a brief summary, as opposed to a complete description, of the information discussed herein. It has been derived from sources that are generally available to investors and is believed to be accurate. The information has not been independently verified by the Trust or the Fund.

    Florida's financial operations are considerably different than most other states as Florida does not impose an individual income tax. Specifically, Florida's constitution prohibits the levy, under the authority of the State, of an individual income tax upon the income of natural persons who are residents or citizens of Florida in excess of amounts which may be credited against or deducted from any similar tax levied by the United States or any other state. Accordingly, a constitutional amendment would be necessary to impose a state individual income tax in excess of the foregoing constitutional limitations. The lack of an individual income tax exposes total State tax collections to considerably more volatility than would otherwise be the case and, in the event of an economic downswing, could affect the State's ability to pay principal and interest in a timely manner.

    Financial operations of the State of Florida covering all receipts and expenditures are maintained through the use of four funds (the General Revenue Fund, Trust Funds, the Working Capital Fund and the Budget Stabilization Fund). The General Revenue Fund receives the majority of State tax revenues. The Trust Funds consist of monies received by the State which under law or trust agreement are segregated for a purpose authorized by law. Revenues in the General Revenue Fund which are in excess of the amount needed to meet appropriations may be transferred to the Working Capital Fund.

    The Florida Constitution and Statutes mandate that the State budget as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each State fiscal year (July 1 -- June
    30). Pursuant to a constitutional amendment which was ratified by the voters on November 8, 1994, the rate of growth in state revenues in a given fiscal year is limited to no more than the average annual growth rate in Florida personal income over the previous five years (revenues collected in excess of the limitation are generally deposited into the Budget Stabilization Fund).


    The following data is provided by the Florida Consensus Estimating Conference, which updated actual revenue and forecasts on March 12, 2004 in order to support the state's budgeting and planning process. For fiscal year 2003-2004, the estimated General Revenue Fund and Working Capital Fund is reported to be $23.45 billion. The projected year-end balance of the combined General Revenue Fund and the Working Capital Fund is $2.18 billion. Including the projected $966.4 million balance in the Budget Stabilization Fund, total reserves are projected to stand at $3.15 billion, or 14.8% of current year appropriations. For fiscal year 2004-2005, the estimated General Revenue Fund and Working Capital Fund is $23.44 billion, a 4.22% increase over fiscal year 2003-2004. The fiscal year 2004-2005 budget includes a projected 3.4% increase in Net General Revenue over fiscal year 2003-2004.


    In 1993, the State constitution was amended to limit the annual growth in the assessed valuation of residential property. This amendment may, over time, constrain the growth in property taxes, a major revenue source for local governments. While no immediate ratings implications are expected, the amendment could have a negative impact on the financial performance of local governments over time and lead to ratings revisions which may have a negative impact on the prices of affected bonds.

    General obligations of Florida have been rated AA2, AA+ and AA by Moody's, S&P and Fitch, respectively. S&P presently regards the outlook for the State as stable.

    Florida's economy is characterized by a large service sector, a dependence on the tourism and construction industries, and a large retirement population. The management of rapid growth has been the major challenge facing state and local governments. While attracting many senior citizens, Florida also offers a favorable business environment and growing employment opportunities that have continued to generate working-age population immigration. As this growth continues, particularly within the retirement population, the demand for both public and private services will increase, which may strain the service sector's capacity and impede the State's budget balancing efforts.

    Florida has a proportionally greater number of persons of retirement age; a factor that makes Florida's property and transfer payment taxes a relatively more important source of state funding. Because transfer payments are typically less sensitive to the business cycle than employment income, they may act as a stabilizing force in weak economic periods.


    Taking advantage of a number of favorable factors -- a strong national economy, a waning fear of crime among visitors, and improved local marketing -- Florida's tourism grew during the greater part of the 1990's and the year 2000 by 5 to 8 percent annually. Although the terrorist attacks of September 11, 2001 caused a decrease in Florida's tourism for calendar year 2001, an estimated 75.6 million people visited the state in calendar year 2003. This represents an increase in the number of visitors to Florida of 2.3% over 2002 and an increase of almost 9% over calendar year 2001.

    There has been a decline in Florida's dependency on highly cyclical construction and construction-related manufacturing sectors. For example, in fiscal year 1985-1986, construction employment, as a percentage of total non-farm employment was 6.98%. For fiscal year 2003-2004, this percentage is expected to decline to 6.07%. For fiscal year 2004-2005, construction employment, as a percentage of total non-farm employment, is expected to decline to 5.98%, and the downward trend is expected to continue with the percentage declining to 5.89% by fiscal year 2009-2010, as Florida's economy continues to diversify.


    The ability of the State and its local units of government to satisfy its debt obligations may be affected by numerous factors which impact on the economic vitality of the State in general and the particular region of the State in which the issuer of the debt obligations is located. South Florida is particularly susceptible to international trade and currency imbalances and to economic dislocations in Central and South America, due to its geographical location and its involvement with foreign trade, tourism and investment capital. North and Central Florida are impacted by problems in the agricultural sector, particularly with regard to the citrus and sugar industries. Short-term adverse economic conditions may be created in these areas, and in the State as a whole, due to crop failures, severe weather conditions or other agriculture-related problems. The State economy also has historically been dependent on the tourism and construction industries and is, therefore, sensitive to trends in those sectors.

    GEORGIA FUND

    Since 1973, the State's long-term debt obligations have been issued in the form of general obligation debt or guaranteed revenue debt. The State may incur guaranteed revenue debt by guaranteeing the payment of certain revenue obligations issued by an instrumentality of the State. Prior to 1973, all of the State's long-term debt obligations were issued by ten separate State authorities and secured by lease rental agreements between such authorities and various State departments and agencies ("Authority Lease Obligations"). The Georgia Constitution since 1973 has prohibited further Authority Lease Obligations. The Georgia Constitution prohibits the incurring of any general obligation debt or certain guaranteed revenue debt if the highest aggregate annual debt service requirement for the then-current year or any subsequent fiscal year for outstanding general obligation debt and guaranteed revenue debt, including the proposed debt, exceeds 10% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which any such debt is to be incurred. As of May 31, 2004, the total indebtedness of the State of Georgia consisting of general obligation debt and guaranteed revenue debt (there are no remaining Authority Lease Obligations) totalled $6,513,380,000.

    The Georgia Constitution also permits the State to incur public debt to supply a temporary deficit in the State treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt must not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which such debt is incurred. The debt incurred must be repaid on or before the last day of the fiscal year in which it is to be incurred out of the taxes levied for that fiscal year. No such debt may be incurred in any fiscal year if there is then outstanding unpaid debt from any previous fiscal year which was incurred to supply a temporary deficit in the State treasury. No such short-term debt has been incurred under this provision since the inception of the constitutional authority permitting it.

    The State Road and Tollway Authority exists to own, operate and finance road and mass transit improvements in the State of Georgia. Though it has no taxing power, its obligations are secured by a pledge of state motor fuel taxes and federal highway reimbursements. To date the Authority has issued $388,477,486 of such obligations.


    Virtually all of debt obligations of the State of Georgia and its counties, municipalities and other political subdivisions and public authorities are required by law to be validated and confirmed in a judicial proceeding prior to issuance.


    The State operates on a fiscal year beginning July 1 and ending June 30. Treasury receipts for the fiscal year 2003 showed a decrease of 1.0% over collections for the similar period in the previous fiscal year.

    Based on data of the Georgia Department of Revenue for fiscal year 2003, income tax receipts and sales tax receipts of the State for fiscal year 2003 comprised approximately 48.9% and 29.7%, respectively, of the total State tax revenues.

    The unemployment rate of the civilian labor force in the State for fiscal year 2003 was 5.0% according to data provided by the Georgia Department of Labor. The Metropolitan Atlanta area, which is the largest employment center in the area, comprised of Georgia and its five bordering states and which accounts for approximately 50% of the State's population, has an average unemployment rate of 5.2% for fiscal year 2003. In descending order, trade, transportation and utilities, government, professional and business services, manufacturing, and education and health services comprise the largest sources of employment within the State.


    Moody's, S&P's and Fitch have given outstanding State of Georgia debt ratings of "Aaa", "AAA" and "AAA", respectively.

    The State from time to time is named as a party in certain lawsuits, which may or may not have a material adverse impact on the financial position of the State if decided in a manner adverse to the State's interests. The status as of May 2003 of certain of such lawsuits which could have a significant impact on the State's financial position are summarized below.


    GETCo v. Jackson and Reheis, Fulton Superior Court Civil Action No. 2001CV42207. This case, filed August 29, 2001, involves a request for refunds filed by Georgia Emission Testing Company ("GETCo") on its behalf and allegedly on behalf of 114 other emission inspection station owners of a portion of each administrative fee paid to the Environmental Protection Division, Department of Natural Resources by emission inspection station owners under the Motor Vehicle Emissions Enhanced Inspection and Maintenance Program ("Enhanced I/M Program"). The administrative fee was established by rule promulgated by the Board of Natural Resources ("Board") under the Georgia Motor Vehicle Emission Inspection and Maintenance Act ("I/M Act"), which authorizes the assessment of an administrative fee for required and adequate oversight of the Enhanced I/M Program. The rule set the fee at $7.40 per paid emissions inspection, with $5.45 to be paid to the management contractor for the Enhanced I/M Program for "program management services." In a related case, GETCo v. Board, Fulton Superior Court Civil Action No. 1999CV03636, GETCo challenged the rule as unauthorized and unenforceable on the ground that fees for "program management services" are not authorized by the I/M Act. The Superior Court found that $1.46 of the $5.45 administrative fee was not authorized, which was affirmed on appeal. GETCo then filed this action against the Commissioner of Revenue (the "Commissioner") and the Director of the Environmental Protection Division (the "Director") for a refund of $1.46 of each administrative fee paid by GETCo and 114 other emission inspection stations from the inception of the Enhanced I/M Program in October 1996. GETCo alleges that such refunds are due pursuant to the refund statute found at O.C.G.A. section 48-2-35 for "any and all taxes or fees [paid to the Commissioner] which are determined to have been erroneously or illegally assessed and collected from such taxpayer...." The Commissioner's motion to dismiss, on grounds that he has no authority to consider claims for refund of a fee or to issue refunds of the fee pursuant to Code section 48-2-35 because such fees have not been paid to the Commissioner, was granted by the trial court, and affirmed on appeal. In the trial court, GETCo filed a motion for partial summary judgment and the Director filed motions to dismiss and for summary judgment on numerous grounds, including the doctrine of sovereign immunity. GETCo's motion was denied. On May 7, 2003, the Director's motions were granted on one ground, i.e. "assuming arguendo GETCo is subject to due process protections [for the unauthorized administrative fees collected by EPD], its failure to pursue available pre-deprivation remedies, particularly a declaratory judgment and corresponding injunctive relief, deprives it of the ability to now seek a refund pursuant to Beam." It is almost a certainty that GETCo will appeal. In the event of a decision adverse to the State and, if all emission inspection stations that paid the unauthorized portion of the administrative fee were to file for and be awarded refunds, those refunds could total approximately $10 million without interest. The State intends to continue defending the case vigorously.

    Morris-Shea Bridge Company, Inc. v. Hardin/Russell/Mitchell, J.V. v. Georgia State Financing and Investment Commission, Fulton Superior Court Civil Action No. 2002CV61337. This case, filed November 8, 2002, involves a third-party action by the construction manager for the Georgia World Congress Center phase IV expansion project for indemnity from the caissons and pilings subcontractor's claim based upon differing site conditions. The presently-asserted claim is for approximately $2.5 million, but similar yet-unasserted claims may bring the total for claims and proposed change orders to approximately $19 million. The parties are currently in negotiation, and the Georgia State Financing and Investment Commission expects to settle all claims.

    Skanska USA Buildings Inc., v. Georgia State Financing and Investment Commission, et al., Fulton County Superior Court Civil Action No. 2003CV69969. The complaint in this case was filed on May 19, 2003. The Plaintiff is a company engaged in general construction and construction management services. The Plaintiff's claim arising out of the design and construction of the Columbus Performing Arts Center, a multi-function complex located in Columbus, Georgia (the "Project"). The Plaintiff is suing the Georgia State Financing and Investment Commission ("GSFIC"), the Project architect, and the Project structural engineer, asserting various claims for negligence and breach of contract. The Plaintiff's prayer for relief requests no less than $8,925,521, plus costs and attorneys' fees. GSFIC is reviewing the complaint and will file an answer within the legally-prescribed time limit.


    Many factors affect and could have an adverse impact on the financial condition of the State and other issuers of long-term debt obligations which may be held in the portfolio of the Georgia Fund, including national, social, environmental, and economic and political policies and conditions, many of which are not within the control of the State or such issuers. It is not possible to predict whether or to what extent those factors may affect the State and other issuers of long-term debt obligations which may be held in the portfolio of the Georgia Fund and the impact thereof on the ability of such issuers to meet payment obligations.

    MARYLAND FUND
    The State's total expenditures from its General Fund (recorded in accordance with generally accepted accounting principles ("GAAP")) for the fiscal years ending June 30, 2000, 2001 and 2002 were $11.905 billion, $13.033 billion and $15.042 billion, respectively. The State's General Fund is the fund from which all general costs of State government are paid and to which taxes and other revenues not specifically directed by law to be deposited in separate funds are deposited or credited. The State's General Fund represents approximately 55%-60% of the State's total budget. The State's General Fund had unreserved GAAP surpluses of $392.1 million and $86.5 million in fiscal years 2000 and 2001, respectively. In fiscal year 2002, the State's General Fund had a GAAP deficit of $839.8 million. The State Constitution mandates a balanced budget.


    In April 2002, the General Assembly approved the 2003 fiscal year budget. The budget included $3.6 billion in aid to local governments. As part of the fiscal year 2003 budget plan, the General Assembly enacted The Budget Reconciliation and Financing Act of 2002. This legislation authorized various fund transfers and other funding changes that resulted in increased General Fund revenues and decreased certain general fund appropriations. Despite the enactment of this legislation, subsequent downward estimates in General Fund revenues by the Board of Revenue Estimates in both December of 2002 and March of 2003 ($344 million and $106 million, respectively) caused the State to adopt additional cost cutting measures and transfer additional balances from various special funds into the general fund. The 2003 budget did not include any proposed expenditures dependent on additional revenue from new or broad-based taxes.

    Based on revised estimates and following the actions outlined above, as of July 16, 2003 it was anticipated that the General Fund balance on a budgetary basis at June 30, 2003 would be approximately $1.2 million. Further, the Revenue Stabilization Account of the State Reserve Fund (as described below), after a net transfer (i.e., offsetting appropriations to and transfers from such account) to the General Fund in the amount of $68 million, would be $490.6 million, equal to 5.2% of the estimated General Fund revenues, at the end of the 2003 fiscal year.

    In April 2003, the General Assembly approved the 2004 fiscal year budget. The fiscal year 2004 budget includes $3.8 billion in aid to local governments and $80.4 million in net general fund deficiency appropriations for fiscal year 2003. The 2004 fiscal year budget requires that various state fund balances be transferred to the General Fund to offset declining revenues in the amount of $329 million. In addition the 2004 fiscal year budget provides for reductions to certain required fiscal year 2004 General Fund appropriations and adjustments and increases to certain revenue categories. The Governor, who opposes all forms of tax increases, vetoed tax legislation which would have increased general funds by an estimated $135 million. The Governor and the General Assembly continue to address the structual deficit present in State finances. The Comptroller's office has reported that State revenues are stable for fiscal year 2004, and that fiscal year 2005 revenues will increase by more than 4%. Thus, projections of general fund deficiencies have narrowed considerably. As of July 16, 2003, it was estimated that the general fund surplus on a budgetary basis at June 30, 2004, would be $33.9 million and that the balance in the Revenue Stabilization Account of the State Reserve Fund at June 30, 2004, would be $500 million equal to 5% of estimated General Fund revenues. The Revenue Stabilization Account of the State Reserve Fund was established by the General Assembly in its 1986 session for the purpose of retaining state revenues for future needs and to reduce the need for future tax increases. The 2004 budget did not include any proposed expenditures dependent on additional revenue from new or broad- based taxes.


    The public indebtedness of Maryland is divided into three basic types. The State issues general obligation bonds for capital improvements and for various State-sponsored projects. The Department of Transportation of Maryland issues limited, special obligation bonds for transportation purposes payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations solely from specific non-tax enterprise fund revenues and for which the State has no liability and has given no moral obligation assurance.


    According to recent available ratings, general obligation bonds of the State of Maryland are rated Aaa by Moody's, AAA by S&P and AAA by Fitch. In addition, the general obligation bonds of Maryland's Counties (including for this purpose the City of Baltimore), that have been rated by Moody's or S&P have all received and continue to maintain investment grade ratings as of June 15, 2004.

    Substantially all the foregoing information regarding the State's budget and public indebtedness was obtained from the Official Statement with respect to State of Maryland General Obligation Bonds dated February 19, 2003.


    MASSACHUSETTS FUND

    The following information as to certain Massachusetts risk factors is given to investors in view of the Fund's policy of concentrating its investments in Massachusetts issuers. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Massachusetts issuers and other sources believed to be reliable. No independent verification has been made of the following information.

    The Fund is more susceptible to factors adversely affecting issuers of Massachusetts municipal securities than comparable municipal bond funds that do not focus on investments in Massachusetts issuers.

    COMMONWEALTH EMPLOYMENT AND INCOME RATES. The unemployment rate for the Commonwealth declined each year from 1998 to 2000, from 3.3% in 1998 to 2.6% in 2000. With the national and local downturn in the economy, however, the unemployment rate in the Commonwealth increased to 3.7% in 2001, 5.3% in 2002, and 5.8% in 2003. The national unemployment rate also declined each year from 1998 to 2000, from 4.5% in 1998 to 4.0% in 2000. The national unemployment rate increased to 4.7% in 2001, 5.8% in 2002, and 6.0% in 2003. As of May 2004, the unemployment rate in the Commonwealth declined to 5.0%, compared with a national rate of 5.3%. Real per capita income in the Commonwealth grew at rates of 4.3% in 1998, 2.7% in 1999 and 5.7% in 2000. Real income in Massachusetts declined at a rate of -1.1% in 2001, -2.2% in 2002 and -1.8% in 2003. Nationally, real income declined at a rate of -0.6% in 2001 and -0.3% in 2002. In 2003, the real income level for the nation was essentially flat. From 1998 to 2003 both real and nominal income levels in Massachusetts were above the national average.

    RECENT MAJOR UNDERTAKINGS. Major infrastructure projects have been undertaken in the Commonwealth in recent years. The $14.625 billion Central Artery/Ted Williams Tunnel Project is expected to be completed in 2005. The federal government has capped its contribution to the project, and the full cost of future cost overruns, if any, will have to be paid by the Commonwealth or the Massachusetts Turnpike Authority. In 1997, a law was passed authorizing the Commonwealth to spend up to $609.4 million for the design and construction of a new convention facility in South Boston. At the same time, $66 million was authorized for the expansion and renovation of the Springfield Civic Center, and $19 million was reimbursed to the City of Worcester for construction of a new convention center. Revenue bonds used to finance these three facilities are expected to be paid from various parking receipts, car rental surcharges, hotel taxes and sales taxes in business located in and around the facilities.

    The fiscal viability of the Commonwealth's authorities and municipalities is linked to that of the Commonwealth. Certain authorities, such as the Massachusetts Convention Center Authority, the Massachusetts Development Finance Agency, the Massachusetts Turnpike Authority and the Massachusetts Water Pollution Abatement Trust benefit from contract assistance agreements with the Commonwealth. Such agreements constitute general obligations of the Commonwealth for which its full faith and credit are pledged. The Commonwealth also guarantees the debt of several authorities, including the State College Building Authority and the University of Massachusetts Building Authority. Their ratings are based on the Commonwealth guarantee and can be expected to move in tandem with ratings on Commonwealth general obligation debt. The Commonwealth funds several other authorities in part or in whole and their debt ratings may be adversely affected by a negative change in those of the Commonwealth. As of March 2004, the Commonwealth's general obligation bonds were rated Aa2 by Moody's Investors Service, Inc. and AA- by both Standard & Poor's Ratings Services and Fitch Ratings. From time to time, the rating agencies may change their ratings.

    Beginning in fiscal 2001, the finances of the Massachusetts Bay Transportation Authority (MBTA) were restructured and its financial relationship to the Commonwealth changed materially. The MBTA finances and operates mass transit facilities in eastern Massachusetts. The Commonwealth is obligated to provide the MBTA with a portion of the revenues raised by the Commonwealth's sales tax, generally the amount raised by a 1% sales tax with an inflation-adjusted floor. This amount is dedicated to the MBTA under a trust fund. The dedicated revenue stream is disbursed to the MBTA without state appropriation to be used to meet the Commonwealth's debt service contract assistance obligations relating to outstanding MBTA debt and to meet the MBTA's other operating and debt service needs. The MBTA is authorized to assess a portion of its costs on 175 cities and towns in eastern Massachusetts; after a five-year phase-in of reduced assessments (from approximately $144.6 million in fiscal 2001 to approximately $136.0 million in fiscal 2006), the cities and towns are required by law to pay assessments equal to at least $136 million in the aggregate, as adjusted in each year after fiscal 2006 for inflation (with no annual increase to exceed 2.5% per year).

    The tax revenue provided to the MBTA by the Commonwealth is not included in the tax figures in the following paragraphs. Total tax revenue transferred to the MBTA amounted to $654.6 million in fiscal 2001, $664.3 million in fiscal 2002, $684.3 million in fiscal 2003 and an estimated $684.3 million in fiscal 2004.

    COMMONWEALTH BUDGET. The Commonwealth's revenues increased each year from fiscal 1999 to fiscal 2001, decreased significantly in fiscal 2002, and increased again in 2003, though revenues still remain below the 2001 level. During fiscal 2002, tax revenue receipts declined sharply from $16.075 billion the previous year to $13.623 billion. The Commonwealth incurred a $1.625 billion deficit in fiscal 2002 and ended fiscal 2002 with a positive balance in its budgeted funds, as required by statute, primarily by using reserve funds, including $1.030 billion from the Stabilization Fund. In fiscal 2003, the Legislature enacted a $1.241 billion tax increase and tax revenues increased to $14.280 billion. While the Commonwealth still incurred a $451.9 million deficit, it ended fiscal 2003 with a positive balance in its budgeted funds, as required by statute, by using reserve funds, including $625.7 million from the Stabilization Fund. Tax revenues for fiscal year 2004 are estimated by the Executive Office of Administration and Finance to be $14.546 billion. As a result of the increase in estimated revenue along with a decrease in estimated spending, the Executive Office of Administration and Finance has estimated a $356.2 million surplus for fiscal year 2004.

    The budgeted operating funds of the Commonwealth ended fiscal 1999 with a deficiency of revenues and other sources over expenditures and other uses of $79.7 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $2.112 billion. Budgeted revenues and other sources for fiscal 1999 totaled approximately $20.165 billion, including tax revenues of $14.292 billion. Commonwealth budgeted expenditures and other uses in fiscal 1999 totaled $20.245 billion. At the end of fiscal 1999, the Commonwealth showed a year-end cash position of approximately $1.242 billion, which did not include the Stabilization Fund's ending balance of $1.389 billion.

    The budgeted operating funds of the Commonwealth ended fiscal 2000 with a surplus of revenues and other sources over expenditures and other uses of $172.9 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $2.285 billion. Budgeted revenues and other sources for fiscal 2000 totaled approximately $22.587 billion, including tax revenues of $15.689 billion. Commonwealth budgeted expenditures and other uses in fiscal 2000 totaled $22.414 billion. At the end of fiscal 2000, the Commonwealth showed a year-end cash position of approximately $3.618 billion, which did not include the Stabilization Fund's ending balance of $1.608 billion.

    The budgeted operating funds of the Commonwealth ended fiscal 2001 with a surplus of revenues and other sources over expenditures and other uses of $726.8 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $3.013 billion. Budgeted revenues and other sources for fiscal 2001 totaled approximately $22.861 billion, including tax revenues of $16.075 billion. Commonwealth budgeted expenditures and other uses in fiscal 2001 totaled $22.134 billion. At the end of fiscal 2001, the Commonwealth showed a year-end cash position of approximately $931 million, which did not include the Stabilization Fund's ending balance of $1.715 billion.

    The budgeted operating funds of the Commonwealth ended fiscal 2002 with a deficiency of revenues and other sources over expenditures and other uses of $1.625 billion and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $1.388 billion. Budgeted revenues and other sources for fiscal 2002 totaled approximately $21.175 billion, including tax revenues of $13.623 billion. Commonwealth budgeted expenditures and other uses in fiscal 2002 totaled $22.800 billion. At the end of fiscal 2002, the Commonwealth showed a year-end cash position of approximately $391 million, which did not include the Stabilization Fund's ending balance of $881.8 million.

    The budgeted operating funds of the Commonwealth ended fiscal 2003 with a deficiency of revenues and other sources over expenditures and other uses of $451.9 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of $936.1 million. Budgeted revenues and other sources for fiscal 2003 totaled approximately $21.987 billion, including tax revenues of $14.280 billion. Commonwealth budgeted expenditures and other uses in fiscal 2003 totaled $22.439 billion. At the end of fiscal 2003, the Commonwealth showed a year-end cash position of approximately $707 million, which was approximately $439 million higher than projected. The higher than expected year-end cash balance is due to a number of factors, including $152 million of off-budget fund balances that were consolidated into the operating budget as a result of the repeal of various minor funds, $110 million in tax revenues related to closing so-called tax "loopholes" and approximately $90 million from higher-than-expected tax revenue collections. The year-end cash position does not include the Stabilization Fund's ending balance of $641.3 million.

    The budgeted operating funds of the Commonwealth are estimated to end fiscal 2004 with a surplus of revenues and other sources over expenditures and other uses of $356.2 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $1.109 billion. Budgeted revenues and other sources for fiscal 2004 are anticipated to total approximately $22.797 billion, including tax revenues of $14.546 billion. Commonwealth budgeted expenditures and other uses in fiscal 2004 are estimated to total $22.440 billion. At the end of fiscal 2004, the Stabilization Fund's ending balance is estimated to be $842.0 million. All estimates were compiled by the Commonwealth's Executive Office of Administration and Finance.

    On January 28, 2004, Governor Mitt Romney filed his budget proposal for fiscal 2005, constituting a balanced budget as required by state finance law. The spending plan budgeted $22.979 billion. The Governor's budget was based upon the consensus tax estimate of $15.801 billion plus $70.0 million in additional tax revenue attributed to legislation closing various so-called tax "loopholes" that was filed in a companion bill on January 28, 2004.

    LIMITATIONS ON TAX REVENUES. Growth of tax revenues is limited by law in the Commonwealth to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of such fiscal year. The law also requires that allowable state tax revenues be reduced by the aggregate amount received by local governmental units from any newly authorized or increased local option taxes or excises. Any excess in state tax revenue collections for a given fiscal year over the prescribed limit, as determined by the State Auditor, is to be applied as a credit against the then current personal income tax liability of all taxpayers in the Commonwealth in proportion to the personal income tax liability of all taxpayers in the Commonwealth for the immediately preceding tax year. The law does not exclude principal and interest payments on Commonwealth debt obligations from the scope of its tax limit. However, the preamble to the law containing the limitation provides that "although not specifically required by anything contained in this chapter, it is assumed that from allowable state tax revenues as defined herein the Commonwealth will give priority attention to the funding of state financial assistance to local governmental units, obligations under the state governmental pension systems and payment of principal and interest on debt and other obligations of the Commonwealth." Tax revenues in fiscal 1999 through fiscal 2002 were lower than the limit set by the law, and the Commonwealth estimates that state tax revenues in fiscal 2003 and fiscal 2004 will not reach such limit. For fiscal 2002, net state tax revenues were approximately $14.343 billion and allowable state tax revenues were approximately $19.661 billion.

    DEBT LIMITS AND TYPES OF DEBT. Legislation enacted in December 1989 imposes a limit on the amount of outstanding "direct" bonds of the Commonwealth. The law set a fiscal 1991 limit of $6.8 billion and provided that the limit for each subsequent fiscal year was to be 105% of the previous fiscal year's limit. The limit is calculated under the statutory basis of accounting, which differs from GAAP in that the principal amount of outstanding bonds is measured net of discount and costs of issuance. The law further provides that bonds to be refunded from the proceeds of Commonwealth refunding bonds are to be excluded from outstanding "direct" bonds upon the issuance of the refunding bonds. The statutory limit on "direct" bonds during fiscal 2003 was $12.2 billion.

    In January 1990, legislation was enacted to impose a limit on debt service appropriations in Commonwealth budgets beginning in fiscal 1991. The law provides that no more than 10% of the total appropriations in any fiscal year may be expended for payment of interest and principal on general obligation debt of the Commonwealth. The debt service relating to bonds that are excluded from the debt limit on direct debt is not included in the limit on debt service appropriations. The law is subject to amendment or repeal by the Legislature at any time and may be superseded in the annual appropriations act for any year.

    The Commonwealth is authorized to issue three types of debt directly -- general obligation debt, special obligation debt and federal grant anticipation notes. General obligation bonds are secured by the full faith and credit of the Commonwealth. Special obligation revenue debt may be secured by either a pledge of receipts credited to the Highway Fund or by a pledge of receipts credited to the Boston Convention and Exhibition Center Fund. Federal grant anticipation notes are secured by a pledge of federal highway construction reimbursements. In addition, certain independent authorities and agencies within the Commonwealth are statutorily authorized to issue debt for which the Commonwealth is either directly, in whole or in part, or indirectly, liable.

    LOCAL AID. The Commonwealth makes substantial Local Aid payments to its cities, towns and regional school districts to mitigate the impact of local property tax limits on local programs and services. Local Aid payments to cities, towns and regional school districts take the form of both direct and indirect assistance. Direct Local Aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts as reported on the so-called "cherry sheet" prepared by the Department of Revenue, excluding certain pension funds and non-appropriated funds. In fiscal 2003, it is estimated that 22.6% of the Commonwealth's spending was allocated to direct Local Aid, after taking into account certain reductions undertaken during fiscal 2003. In fiscal 2004, approximately 21.4% of the Commonwealth's projected spending is estimated to be allocated to direct Local Aid.

    As a result of comprehensive education reform legislation enacted in June 1993, a large portion of general revenue sharing funds are earmarked for public education and are distributed through a formula designed to provide more aid to the Commonwealth's poorer communities. The legislation requires the Commonwealth to distribute aid to ensure that each district reaches at least a minimum level of spending per public education pupil. For fiscal 2004, $2.902 billion was required to reach the minimum spending level statewide as required by law, and the Commonwealth provided a total of $3.108 billion. Since fiscal 1994, the Commonwealth has fully funded the requirements imposed by this legislation in each of its annual budgets. The Lottery and Additional Assistance programs, which comprise the other major components of direct Local Aid, provide unrestricted funds for municipal use. There are also several specific programs funded through direct Local Aid, such as school building construction and police education incentives.

    A statute adopted by voter initiative petition at the November 1990 statewide election regulates the distribution of Local Aid to cities and towns. As enacted in 1992 and subsequently amended, this statute requires that, subject to annual appropriation, no less than 40% of collections from personal income taxes, corporate excise taxes and lottery fund proceeds and 32% of collections from sales and use taxes be distributed to cities and towns. By its terms, the new formula would have provided for a substantial increase in direct Local Aid in fiscal 1992 and subsequent years. Nonetheless, Local Aid payments remain subject to annual appropriation by the Legislature, and the appropriations for Local Aid since the enactment of the initiative law have not met the levels set forth in the initiative law.

    Reductions in, failure to fund or delays in the payment of Local Aid may create financial difficulties for certain municipalities or other local government entities. From fiscal 1999 through 2003, expenditures for Direct Local Aid were $4.310 billion, $4.675 billion, $4.969 billion, $5.189 billion, and $5.069 billion respectively. Allotments for local government aid and lottery distributions to cities and towns were reduced in fiscal 2003 as part of a spending reduction package. Direct Local Aid will also be reduced for fiscal 2004; it is estimated that fiscal 2004 expenditures for Direct Local Aid will total $4.782 billion.

    The Commonwealth maintains a $1.000 billion commercial paper program supported by lines and a letter of credit from commercial banks. The program allows for the periodic issuance of commercial paper as either bond anticipation notes or revenue anticipation notes for operating purposes to meet cash flow needs. In particular, the Commonwealth makes local aid payments of approximately $1 billion to its cities and towns at the end of each calendar quarter, which often results in short-term cash flow borrowings. In September 2003, the Commonwealth issued $150 million of revenue anticipation notes under its commercial paper program in advance of its local aid payment on December 31, 2003. In December 2003, the Commonwealth issued $450 million of revenue anticipation notes under the commercial paper program in advance of the Commonwealth's local aid payment on March 31, 2004. On March 4, 2004, the cash flow projection released by the State Treasurer and Secretary of Administration and Finance stated that no future revenue anticipation note issuances under the commercial paper program were anticipated in fiscal 2004.

    In November 1980, voters in the Commonwealth approved a statewide tax limitation initiative petition, commonly known as Proposition 2 1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain governmental entities, including county governments. Proposition 2 1/2 is not a provision of the state constitution and accordingly is subject to amendment or repeal by the Legislature. Proposition 2 1/2, as amended to date, limits the property taxes that may be levied by any city or town in any fiscal year to the lesser of (i) 2.5% of the full and fair cash valuation of the real estate and personal property therein, and (ii) 2.5% over the previous year's levy limit plus any growth in the tax base from certain new construction and parcel subdivisions. Proposition 2 1/2 also limits any increase in the charges and fees assessed by certain governmental entities, including county governments, on cities and towns to the sum of (i) 2.5% of the total charges and fees imposed in the preceding fiscal year, and (ii) any increase in charges for services customarily provided locally or services obtained by the city or town at its option. The law contains certain override provisions and, in addition, permits debt service on specific bonds and notes and expenditures for identified capital projects to be excluded from the limits by a majority vote at a general or special election. At the time Proposition 2 1/2 was enacted, many cities and towns had property tax levels in excess of the limit and were therefore required to roll back property taxes with a concurrent loss of revenues. Between the enactment of Proposition 2 1/2 and fiscal 2003, the aggregate property tax levy grew from $3.346 billion to $8.494 billion, a compound annual growth rate of 4.3%.

    Many communities have responded to the limitation imposed by Proposition 2 1/2 through statutorily permitted overrides and exclusions. There are three types of referenda questions (override of levy limit, exclusion of debt service, or exclusion of capital expenditures) that permit communities to exceed the limits of Proposition 2 1/2. Override activity steadily increased throughout the 1980s before peaking in fiscal 1991 and decreasing thereafter.

    Certain of the Commonwealth's cities and towns have at times experienced and are currently experiencing serious financial difficulties, which have and may further adversely affect their credit standing. The recurrence of such financial difficulties, or financial difficulties of the Commonwealth, including further reductions of direct local aid payments, could adversely affect the market values and marketability or result in default in payment on, outstanding obligations issued by the Commonwealth or its public authorities or municipalities. In addition, Massachusetts statutes which limit the taxing authority of the Commonwealth or certain Massachusetts governmental entities may impair the ability of issuers of some Massachusetts obligations to maintain debt service on their obligations.

    MEDICAID. The Medicaid program provides health care to low-income children and families, certain low-income adults, disabled individuals, and low-income elders. The program, which is administered by the Executive Office of Health and Human Services, is 50% funded by federal reimbursements and, beginning in fiscal 1999, payments for some children's benefits are 65% federally reimbursable under the State Children's Health Insurance Program.

    Over a quarter of the Commonwealth's budget is slated for health care programs. In fiscal 2003, Medicaid accounted for more than half of the Commonwealth's appropriations for health care. It was the largest item in the Commonwealth's budget and has been one of the fastest growing budget items. Medicaid spending from fiscal 1999 to fiscal 2003 has grown by 11% on a compound annual basis. During the same period, Medicaid enrollment has increased by 4% on a compound annual basis. The Executive Office for Administration and Finance projects total fiscal 2004 expenditures for Medicaid to be $6.414 billion, an increase of 11% over fiscal 2003. The rate of growth of the Medicaid program has slowed since fiscal 2002 due to a number of cost control initiatives, including reductions in benefits and eligibility reductions. In fiscal 2003, the Medicaid program did not exceed its appropriated amount, as had occurred in previous years.

    PENSIONS. The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees (members of the state employees' retirement system) and for teachers of the cities, towns and regional school districts throughout the state (including members of the teachers' retirement system and teachers in the Boston public schools, who are members of the State-Boston retirement system but whose pensions are also the responsibility of the Commonwealth). The state employees' and teachers' retirement systems are partially funded by employee contributions of regular compensation. Legislation approved in 1997 provided, subject to legislative approval, for annual increases in cost- of-living allowances equal to the lesser of 3% or the previous year's percentage increase in the United States Consumer Price Index on the first $12,000 of benefits for members of the state employees' and teachers' retirement systems, to be funded by the investment income of the systems. The Commonwealth pension funding schedule assumes that annual increases of 3% will be approved.

    Employees of certain independent authorities and agencies, such as the Massachusetts Water Resources Authority and of counties, cities and towns (other than teachers) are covered by 104 separate retirement systems. The Commonwealth assumed responsibility, beginning in fiscal 1982, for payment of cost of living adjustments for the 104 local retirement systems, in accordance with the provisions of Proposition 2 1/2. However, the 1997 legislation removed from the Commonwealth the cost of future cost-of-living adjustments for these local retirement systems and provided that local retirement systems fund future cost-of-living adjustments. Local retirement systems that have established pension funding schedules may opt in to 3% annual increases in cost-of-living allowances as well, with the costs and actuarial liabilities attributable to the cost-of-living allowances required to be reflected in such systems' funding schedules. The fiscal 2004 General Appropriations Act included a 3% cost-of-living increase.

    As a means of reducing payroll costs in fiscal 2002 and 2003, the Commonwealth adopted two Early Retirement Incentive Programs (each, an "ERIP") that offered an enhanced pension benefit to retirement-eligible employees. Employees retiring under the 2002 ERIP totaled approximately 4,600. The 2002 ERIP resulted in an increased actuarial liability of $312.2 million. The 2003 ERIP program was executed during the first half of fiscal 2004. Although it offers similar enhanced benefits to the 2002 ERIP, participation and impact are expected to be less due to a diminished pool of retirement-eligible employees.

    The state employees and state teachers' retirement systems were originally established as "pay-as-you-go" systems, meaning that amounts were appropriated each year to pay current benefits, and no provision was made to fund currently the future liabilities already incurred. In fiscal 1978 the Commonwealth began to address the unfunded liabilities of the two state systems by making appropriations to pension reserves. Prior to the establishment of the pension funding program described below, the Commonwealth appropriated approximately $680 million to the pension reserves during the mid-1980's, in addition to the pay-as-you-go pension costs during those years. Comprehensive pension funding legislation approved in January 1988 required the Commonwealth to fund future pension liabilities currently and to amortize the Commonwealth's accumulated unfunded liability to zero by June 30, 2028. The legislation was revised in July 1997 to require the amortization of such liabilities by June 30, 2018.

    The July 1997 legislation required the Secretary of Administration and Finance to prepare a funding schedule providing for both the normal cost of Commonwealth benefits (normal cost being that portion of the actuarial present value of pension benefits which is allocated to a valuation year by an actuarial cost method) and the amortization by June 30, 2018, of the unfunded actuarial liability of the Commonwealth for its pension obligations. The funding schedule was required to be updated periodically on the basis of new actuarial valuation reports prepared under the direction of the Secretary of Administration and Finance. The Secretary was also required to conduct experience investigations every six years. Funding schedules were to be filed with the Legislature triennially by March 1 and were subject to legislative approval. Under the July 1997 pension legislation, if a schedule was not approved by the Legislature, payments were to be made in accordance with the most recently approved schedule; such payments, however, would be required to be at least equal to the prior year's payments.

    In 2002, the Acting Governor and Legislative leaders agreed to a new funding schedule that incorporated the January 1, 2001 actuarial valuation of the Commonwealth's pension fund and extended amortization of the unfunded pension liability from June 30, 2018 to June 30, 2023. The schedule included updated estimates for the cost of enhanced teacher retirement benefits enacted in 2000 and preliminary cost estimates for the ERIP. The fiscal 2003 GAA appropriated $796.8 million to the Commonwealth's pension liability fund pursuant to this schedule. The pension expenditure for fiscal 2003 was $813.5 million. In fiscal 2004, the pension funding schedule calls for an $832.3 million appropriation, funded by the use of $687.3 million in cash and the transfer of assets valued at $145.0 million to the pension liability fund.

    MISSISSIPPI FUND
    Employment, business confidence, and industrial production in Mississippi are showing some signs of recovery from the recent recession. However, manufacturing employment is down significantly, and until manufacturing employment rebounds, the growth rate of the State economy is likely to continue to lag behind that of the nation. The new Nissan automotive assembly plant is now operating, and supporting supplier industries continue to locate in the State; in addition, shipyards on the coast will be adding employees as Northrop Grumman continues work on a $2.9 billion contract to build warships for the Navy. These additions should result in improved employment rates in the manufacturing sector. Business confidence in the State is improving, and the index of leading indicators predicts positive growth rates in the coming months.

    The growth rate of the gross State product in 2002 was 1.9%, down from a rate of 3.8% in 1998. This downward trend continued in 2003 with an estimated growth rate of 1.2%. A growth rate of 2.4% is expected in 2004, with rates in 2005 and 2006 projected to be higher in response to gains in employment. Per capita incomes increased 6.1% in 1998, 2.8% in 1999, 3.5% in 2000, 3.4% in 2001, and 2.97% in 2002.

    Mississippi's unemployment rate in April 2004 was 4.6%, down from a rate of 6.2% in March 2003. The State has faced mixed employment trends over the past year. The transportation equipment sector has shown the strongest growth rate at 16%. This has occurred primarily because Nissan has increased its employment to 4,477 as it moves toward full production capacity. Also, the largest manufacturing employer in the State, Northrop Grumman Ship Systems, has increased its employment to 12,250. The State has added jobs in the service, health care, and social assistance sectors, a trend which will likely continue as the population ages. Also, government employment has grown over 1.9% despite the State's budget problems. The State has lost jobs in the information services, warehousing, utilities and manufacturing sectors.

    Although income statistics over the past three years show that the Mississippi economy has slowed compared to the early 1990s, the manufacturing, construction, agricultural and service sectors have been strong enough to maintain a rise in income levels. Through May 31, 2004, personal income tax revenues were 3.7% ahead of 2003 collections and total tax collections have grown 5.1% in the past fiscal year. Even with this increase in revenues, the squeeze on the State budget continues, due to the fiscal pressures built up during recent years.

    In recent years, the State has successfully expanded its economy through technology-based research and education, and the Mississippi banking system has exhibited strength and stability over the past several years, a period characterized by a growing number of bank failures nationwide. As a result of legislation passed in 1996, State banks have participated in nationwide banking through the establishment of branches out-of-state, and at least one out-of-state bank has established branches in Mississippi.

    The gaming industry, which has enjoyed tremendous growth since its start in 1992, provides more than 40,000 jobs in direct employment with payrolls over $1 billion and has contributed over $2.3 billion in direct gaming taxes since its arrival in 1992. Tourism is down nationally after the terrorist attacks of September 11, and Mississippi has also experienced a downturn in its tourism and gaming revenues due to the national recession. Substantial reductions in gaming revenues took place during the last half of 2001. While gaming revenues improved in 2002, there was another decrease in revenues in 2003. The overall impact on the State's economy and tax revenues has been significant, as gaming revenue taxes are Mississippi's third largest source of tax revenue, behind only sales taxes and individual income taxes.

    While the number of workers involved directly in agriculture has declined, it remains a significant factor in the State's economy. In the past, broilers, cotton and aquiculture have been the top three producers of farm income. Research and promotion have provided the State with a number of new farming alternatives. Mississippi leads the nation in the production of catfish and accounts for about seventy-five percent of the total U.S. catfish production. In addition, other important production crops in Mississippi are timber, sweet potatoes, soybeans, and rice. New commodities that have generated a lot of interest in recent years include blueberries, ratites (ostrich and emus) and fresh vegetables. Timber continues to be Mississippi's largest natural resource, with the State leading the nation in the number of tree farms. Of Mississippi's total land area, 62% (approximately 18.6 million acres) is classified as commercial forest and generates $11.4 billion in business annually.

    All or part of 20 States and 136 metropolitan areas lie within 550 miles of Mississippi. Mississippi is in an excellent location to service this market area with four interstate highways, which provide access in every direction, 20 railroads, including four of the nation's largest carriers, and seven commercial airports. International and domestic waterborne commerce is served by Mississippi's 12 major ports.

    The population of the State is estimated to be 2,871,782. The population increased an estimated 8.5% from 1991-2001. Population projections suggest that by 2005 the population will reach 2,910,000. Mississippi has a relatively young population, with approximately 27% of its total population below 18 years of age.


    Total personal income in Mississippi increased approximately 3.2% in 2002. Projections for 2003 and 2004 show the State personal income growth to be slightly higher than experienced in Mississippi in 2002. Manufacturing, wholesale, retail trade, services and government employment comprise the largest components of earned personal income in Mississippi.

    In the State of Mississippi, all State indebtedness must be authorized by legislation governing the specific programs or projects to be financed. Such debt may include short- and long-term indebtedness, self-supporting general obligation bonds, highway bonds and other types of indebtedness. The amount of bonded indebtedness that may be incurred by the State or any of its direct agencies is limited by the Mississippi Constitution to an amount equal to one and one-half times the sum of all revenue collected by the State during any one of the preceding four fiscal years, whichever year may be higher.


    For the fiscal year ended June 30, 2003, State General Fund receipts were budgeted at approximately $3,376,284,802 and State General Fund Disbursements were budgeted at approximately $3,505,278,861, and State Special Fund Receipts and Disbursements were estimated to be approximately $6,753,515,000 and $6,681,563,000, respectively. The State closed the fiscal year 2003 with a revenue growth rate of approximately 4%. Fiscal year 2004 revenue collections going to the State's General Fund remain approximately at last year's level, based on data through May. Sales tax collections were down in 2003, an indication of the sluggish national economy. The 2004-2006 outlook is for moderate growth of output and employment.


    NEW YORK FUND

    This section contains information from the Annual Information Statement of the State of New York dated May 30, 2004 ("AIS"). The AIS sets forth information about the financial condition of the State of New York.

    Additional information is taken from the AIS Update published on January 26, 2004 ("Update") and the AIS Supplement published on May 5, 2004. The section only contains information through May 5, 2004 ("Supplement"). Accordingly this section sets forth certain information from the sections of the AIS entitled "Current Fiscal Year" and "Authorities and Localities." Information from the remaining sections of the AIS set out under the headings "Prior Fiscal Years," "Economics and Demographics," "Debt and Other Financing Activities," "State Organizations," "Litigation," and "Exhibits" is not included herein. This section is not a complete summary of the AIS. This section is derived from selected information published in the AIS and Update and Supplement. The AIS, Update and Supplement were each filed with Nationally Recognized Municipal Securities Information Repository (NRMSIR). An official copy of the AIS, Update and Supplement may be obtained by contacting a NRMSIR, or the Division of the Budget ("DOB"), State Capitol, Albany, NY 12224, Tel: (518) 473-8705. An informational copy of each of the AIS, Update and Settlement is available on the Internet at http://www.state.ny.us. The securities that the Fund offers are not being offered by the State of New York. The State of New York has not approved or disapproved of these securities or determined if the Fund's Registration Statement (including this Statement of Additional Information) is truthful or complete.

    CURRENT FISCAL YEAR
    The State's current fiscal year began on April 1, 2004 and ends on March 31, 2005. The State Legislature has not enacted the annual budget for fiscal year 2004-2005. On March 31, 2004, the Legislature did enact the annual debt service bill, which includes appropriations for all State-supported, contingent-contractual, and certain other debt service obligations for the entire 2004-2005 fiscal year. To avoid service disruptions, the State enacted interim budget legislation on March 31, 2004 that extended certain revenue-raising authority and made interim appropriations for certain State personal service costs, grants to local governments, and other items for the period from April 1 through May 9, 2004. Consistent with practices in prior years, the DOB expects that interim appropriations needed to continue State activities will continue to be authorized until the Legislature enacts the annual budget for the 2004-2005 fiscal year. DOB can provide no assurance that the budget adopted by the Legislature will not differ materially and adversely from the 2004-2005 Executive Budget Financial Plan projections set forth in the January 26, 2004 Update to the AIS.

    2003-2004 DOB Year-end Report
    Though not statutorily required, the DOB has adopted a policy of preparing a report on results for the prior fiscal year based on preliminary year-end data. Consistent with that policy and with "best practices" in governmental financial reporting, the 2003-2004 year-end report compares unaudited year-end results to projections made at the time the 2003-2004 budget was enacted as well as those contained in the 2004-2005 Executive Budget (as amended). The results contained in the report are based on information reported to the Comptroller as of April 15, 2004.

    The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. Besides accounting for a large percentage of All Governmental Funds disbursements, General Fund moneys are also transferred to and from other funds, primarily to support certain capital project and debt service payments in other fund types.

    After reviewing the year-end results for 2003-2004, DOB reports that the 2003-2004 General Fund surplus was $308 million and ended the fiscal year with a balance of $1.1 billion. The closing balance consists of dedicated balances held in the Tax Stabilization Reserve Fund, the Contingency Reserve Fund, and the Community Projects Fund. The surplus, which is transferred separately from the 2003-2004 fiscal year to the 2004-2005 fiscal year through the tax refund reserve account, is not part of the closing balance.

    New York received extraordinary Federal aid in 2003-2004 which contributed in large part to the State's budget surplus. Even though the state economy rebounded modestly in 2003-2004, the persistent effects of the national recession and a weak recovery continued to put pressure on the State's social services programs to a greater extent than anticipated in the Enacted Budget Financial Plan. The actual number of people receiving Medicaid and welfare benefits during the year exceeded initial projections, driving additional Financial Plan costs. However, the positive impact of Federal aid, modestly higher tax receipts, and spending that came in below projections in other programs, were more than sufficient to offset the growth in social services costs.

    Impact of 2003-2004 Results on the 2004-2005 Financial Plan
    At this time, DOB expects that 2003-2004 operating results will have only a modest impact on the 2004-2005 Financial Plan. The 2004-2005 Financial Plan already used $261 million of the anticipated $308 million surplus to help balance the 2004-2005 Financial Plan. Spending of $362 million for legislative member items budgeted in 2003-2004 but now expected to be spent in later fiscal years also has no effect on overall 2004-2005 Financial Plan balance, since the resources to finance the spending have already been, or are planning to be, set aside in the Community Projects Fund. DOB expects other timing-related spending in 2004-2005 to have no net impact on budget balance.

    During the final quarter of 2003-2004, the State announced that it had reached tentative collective bargaining agreements with several of the State's employee unions. On April 27, 2004, the State's largest union, the Civil Service Employee Association (CSEA), ratified the first of these agreements. DOB projects that, if all of the State's employee unions approved comparable agreements, it would result in General Fund costs of roughly $350 million in 2004-2005 growing to $1.4 billion by the end of the contract period in 2006-2007. The current Financial Plan has no dedicated reserves for the costs of new labor agreements, but additional 2004-2005 revenues of between $150 million and $500 million above Executive Budget projections identified in the consensus revenue agreement reached by the Legislature and the Governor in March 2004 could help to cover these costs.

    Executive Budget for 2004-2005
    Overview
    The DOB projects a baseline budget gap for 2004-2005 of $5.1 billion with outyear gaps of $7 billion to $8 billion. The Executive Budget recommendations would close the 2004-2005 gap, and significantly reduce outyear gaps. Like most states, New York continues to face significant fiscal challenges. The national recession, in conjunction with the economic hardships caused by the September 11th attacks, produced consecutive year-to-year declines in total tax receipts. Certain costs, such as those relating to employee pensions, Medicaid, welfare and other entitlement programs have also risen. The growth in spending approved in the 2003-2004 budget has depleted the flexible reserves accumulated during more favorable economic times. Also, Federal resources such as the one- time Federal revenue sharing grant of $645 million provided by the Federal economic stimulus package in fiscal year 2003-2004 will not be available in 2004-2005.

    The 2004-2005 Executive Budget projects that a strengthening economic recovery will produce a return to above-average rates of growth in tax revenues. The Financial Plan reflects overall tax receipt growth of 7.8 percent. Real Gross Domestic Product (GDP) growth for the United States is forecast at 4.7 percent, with employment growth expected to accelerate in 2004. The equity market rebound is expected to produce renewed growth in financial sector compensation and in taxable income gains for the owners of corporate equities. The Executive Budget also proposes achieving a balance through recurring cuts, revenue actions and transitional financing. It does not propose any broad-based tax increases. Relative to the Enacted Budget for 2003-2004, the Executive Budget for 2004-2005 proposes a reduction in General Fund spending of 0.4%, an increase in State Fund spending of 2.2%, and a total increase of All Governmental Fund spending of 1.5%.

    Reforms are proposed to hold spending in line with available resources, particularly in Medicaid and pensions. State agency operations will continue to be made more efficient, in part through the expansion of operational "hosting" by one agency of administrative functions for multiple agencies. The State workforce is expected to remain level at roughly 187,900. Revenue proposals focus on maximization of Federal resources, closing tax loopholes and ensuring that fees adequately fund the activities they support. Rainy day reserves are increased, and modest but important targeted investments are recommended in economic development, including tax cuts.

    The Executive Budget includes funding in response to the State Court of Appeals ruling requiring the State to implement reforms that ensure all children have the opportunity for a sound basic education (SBE). The Budget will engage in a multi-year effort to fund SBE costs by reserving all proceeds from video lottery terminals (VLTs) and providing additional General Fund support of $100 million to New York City for this purpose. VLT proceeds are projected at $325 million in the 2004-2005 school year growing to $2 billion annually over the next five years.

    New York State Economy
    The New York State economy is emerging from recession. The long recovery from September 11th and the loss of momentum in the national recovery due to corporate governance scandals and international tensions resulted in a lengthening of the State's recession. However, employment losses have stabilized and growth is evident in several sectors. State nonagricultural employment is projected to rise 0.8 percent in 2004, the first increase in four years. Moreover, with the first sustained rise in equity prices in three years and interest rates remaining low, the outlook for the finance industry has brightened, improving prospects for bonuses and wages. Bonuses in the finance and insurance sector are projected to rise 11.7 percent in 2004-2005, following growth of 23.2 percent for 2003-2004. Total New York wages are expected to grow 5.1 percent in 2004, the best performance in four years. Personal income is also expected to increase by 5.1 percent in 2004, primarily reflecting the strength in wage growth. Consistent with national trends, inflation in New York is projected to fall from 2.8 percent in 2003 to 2.1 percent in 2004.

    Projected Outyear Budget Gaps
    DOB projected that legislative changes to the 2003-2004 Executive Budget would increase the size of the outyear budget gaps to a range of $5 billion to $6 billion in 2004-2005, and to $6 billion to $8 billion in 2005-2006. The Legislature did not provide its outyear gap estimates in any published reports. However, in legislative debate prior to the passage of the 2003-2004 budget, the Assembly Majority indicated that it projected a 2004-2005 outyear budget gap of $2.3 billion. Based on the latest 2004-2005 budget projections prior to Executive Budget recommendations to balance the budget, and after reflecting agreement on additional revenues from the consensus revenue process of $150 million to $500 million and new collective bargaining costs from pending labor agreements, the 2004-2005 budget gap is roughly $5 billion and the 2005-2006 budget gap is roughly $6.7 billion. The Governor proposes to balance the 2004-2005 budget, and reduce the 2005-2006 budget gap to roughly $2.9 billion through recommendations made in the 2004-2005 Executive Budget.

    Special Considerations
    Many complex political, social, and economic forces influence the State's economy and finances, which may in turn affect the State Financial Plan and increase the likelihood that current projections will differ materially from the projections set forth in the Enacted Budget Report. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. DOB believes that its current estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast.

    Risks to the New York Forecast
    In addition to the risks described above for the national forecast, there are risks specific to the state of New York. A terrorist attack within the State would disproportionately affect the State's economy. Any other shock that had a strong and prolonged impact on the financial markets would also disproportionately affect New York State, resulting in lower income and employment growth than reflected in the current forecast. In addition, if the national and world economies grow more slowly than expected, demand for New York State goods and services would also be lower than projected, dampening employment and income growth relative to the forecast. In contrast, faster than expected growth in the national and world economies will likely result in a stronger upturn in stock prices, along with increased activity in mergers and acquisitions and IPO's is possible, resulting in higher wage growth than projected.

    Other Risks
    On August 6, 2003 the Local Government Assistance Corporation (the "LGAC") board of directors unanimously approved a resolution objecting to the annual payments of $170 million to City of New York and the refinancing of Municipal Assistance Corporation ("MAC") bonds. The resolution directed LGAC not to make $170 million payments on such bonds unless legal issues with the transaction are resolved either by litigation or action taken by the Legislature. The 2004-2005 Executive Budget has proposed an alternative approach to provide New York City the fiscal relief it sought, but without the legal uncertainty associated with the current litigation. Unfavorable resolution or prolonged litigation of this dispute could have adverse consequences on the State of New York.


    AUTHORITIES AND LOCALITIES


    Public Authorities
    The fiscal stability of the State is related in part to the fiscal stability of its public authorities. For the purposes of the AIS, public authorities refer to public benefit corporations, created pursuant to State law, other than local authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if any of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt.

    Metropolitan Transportation Authority ("MTA")
    The following information was prepared from information furnished by the Metropolitan Transportation Authority ("MTA") and is provided for information purposes only. This section is intended to provide readers with a brief summary of State oversight and financial assistance to the MTA. The official financial disclosure of the MTA and its subsidiaries is available by contacting the Metropolitan Transportation Authority, Finance Department, 347 Madison Avenue, 6th Floor, New York, New York 10017 or by visiting the MTA website at www.mta.info/mta/investor.htm. The State assumes no liability or responsibility for any financial information reported by the MTA or for any errors or omissions that may be contained at the MTA website.

    The MTA oversees the operation of subway and bus lines in New York City and operates commuter rail and bus services in the New York metropolitan area. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended on, and will continue to depend on, operating support from the State, local governments and the TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the MTA may be required to seek additional State assistance, raise fares or take other actions.

    On October 28, 2003, the MTA released a revised 2003 budget and a four-year Financial Plan for itself and its affiliates and subsidiaries for 2004-2007. The Plan expected that all entities would be able to maintain their respective operations on a self-sustaining basis through 2004 and anticipated budget gaps of $840 million in 2005, $1.34 billion in 2006 and $1.45 billion in 2007.

    There can be no assurance that all the necessary governmental actions for the current or future capital programs will be taken or that funding sources currently identified will not be decreased or eliminated. If the MTA's Capital Programs are delayed or reduced, or ridership or fare revenue declines, the MTA's ability to meet its operating expenses without additional State assistance may be impaired.

    The City of New York
    The official financial disclosure of the City of New York and financing entities issuing debt on its behalf is available by contacting Raymond J. Orlando, Director of Investor Relations, or contacting the New York City Office of Management and Budget, 75 Park Place, 6th Floor, New York, New York 10007, (212) 788-5875. The State assumes no liability or responsibility for any financial information reported by the City of New York.

    As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and includes the City's capital, revenue, and expense projections, and outlines proposed gap-closing programs for years with projected budget gaps.

    To successfully implement its financial plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to fund seasonal needs and recovery costs related to the attacks on the World Trade Center. In recent years, the State constitutional debt limit would have prevented the City from entering into new capital contracts, except for the creation of the TFA in 1996 and TSASC Inc., in 1999 (a local development corporation empowered to issue debt backed by tobacco settlement revenues). The City expects that these actions, combined with the City's remaining capacity, will provide sufficient financing capacity to continue its capital program at least through fiscal year 2013.


    For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such delays will not have adverse impacts on the City's cash flow or expenditures.

    For the 2000-2001 and 2001-2002 fiscal years (ending June 30), the City's General Fund had operating surpluses of $2.9 billion and $682 million, respectively, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, after discretionary and other transfers.


    On April 26, 2004, the Mayor of New York City issued the 2004-2005 Executive Budget and Four-Year Financial Plan for City Fiscal Years 2003-2004 through 2007-2008. The City projects a surplus of $1.3 billion in fiscal year 2003-2004, a balanced budget in the year 2004-2005, and a projected gap of $3.8 billion in 2005-2006. On February 12, 2004, the Office of the State Deputy Comptroller issued a report that concluded that New York City had overcome its most serious fiscal challenge since the 1970's, and in a similarly positive estimation of the 2004-2005 fiscal year, projects that New York City will end fiscal year 2004 with a substantial budget surplus and should have little difficulty balancing the fiscal year 2005 budget because it can draw on reserves and other resources if needed. The report cautioned that continued progress towards recurring budget balance will depend on sustained economic improvement, an affordable labor agreement, and a reduction in the projected growth in nondiscretionary spending. Other potential risks include: the loss of City savings due to the legal challenge concerning the payment of MAC debt with funds provided by the State, the potential for higher overtime costs, the failure of the MTA to assume operation of private bus services offered by the City (which total $531 million in fiscal year 2004 and $800 million annually in fiscal years 2005-2008), or wage increases for City employees.

    Other Localities
    Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2003-04 fiscal year or thereafter.

    Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the Federal government may reduce (or in some cases eliminate) Federal funding of some local programs or disallow certain claims which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that New York City, other localities, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.


    NORTH CAROLINA FUND

    North Carolina's economy has historically been dependent on small manufacturing and agriculture. More recently, the employment base has shifted away from the traditional roots in textiles and furniture making into services and trade. According to the U.S. Bureau of the Census, the State's estimated population as of July 2003 was 8,407,248. According to the Employment Security Commission, the total non-farm employment accounted for approximately 3,778,400 jobs in February 2004, with over 1,597,700 jobs in the service sector. Manufacturing firms employ approximately 15.5% of the non-agricultural work force, resulting in the State being named eighth nationally in 2003 for manufacturing employment. The State has continued to experience significant investment by international firms, and is ranked fifteenth largest among the states in export trade as of 2003. The services industry sector constitutes the single largest job segment of the State's economy, and includes a broad base of different occupations throughout the State, including banking, accounting, legal services, health services and technology services.

    The State's labor force was 4,195,186 in February 2004, a decrease of 8,904 from the previous month. North Carolina's seasonally adjusted unemployment rate in February 2004 was 6.0 percent, up from 5.8 percent in January 2004. The national rate was 5.6 percent in February 2004, unchanged from January 2004. As of April 2004, the North Carolina Employment Commission estimated the unemployment rate to be 5.3%, which represents an improvement from April 2003 when the unemployment rate was 6.6 percent.

    BUDGET PROCESS
    The State Constitution requires that the total expenditures of the State for the fiscal period covered by the budget not exceed the total of receipts during the fiscal period and the surplus remaining in the State Treasury at the beginning of the period. The Executive Budget Act, adopted by the General Assembly in 1925, sets out the procedure by which the State's budget is adopted and administered, and requires the adoption of a balanced budget. The total State budget is supported from four primary sources of funds: (1) General Fund tax and non-tax revenue; (2) Highway Fund and Highway Trust Fund tax and non-tax revenue; (3) federal funds and
    (4) other receipts, generally referred to as departmental receipts. Federal funds comprise approximately 29% of the total State budget. The largest share of federal funds is designated to support programs of the Department of Health and Human Services such as income maintenance, vocational rehabilitation, and public health. The other major recipients of federal funds are public schools, universities, community colleges and transportation, including highway construction and safety.

    The State ended fiscal year 2002-2003 with a revenue shortfall of $221 million. The Governor, as Director of the Budget, is responsible for administering the budget enacted by the General Assembly and also insuring that the budget for the fiscal year remains balanced. In anticipation of this shortfall, the Governor provided reversion targets or spending reductions to each of the State agencies totaling approximately $360.5 million, and ultimately realized reversions of $499.6 million. Additionally the State received $136.9 million in federal fiscal relief in June 2003. Therefore, the State fiscal year 2002-2003 closed out with a $250.5 million unreserved fund balance after transferring $150 million to the Rainy Day Fund and $15 million to the Repair and Renovation Reserve.

    STATE REVENUES AND EXPENDITURES
    Individual income taxes for the period through June 30, 2003 decreased by $175.1 million, or 2.4%, as compared with those of 2001-2002. Corporate income tax revenue increased by $226.2 million while returns from franchise taxes decreased by $17.2 million in 2002-2003. Sales and Use taxes for the same period increased by $217 million. The 2003 General Assembly adopted a balanced budget for 2003-2005. The final budget is $14.775 billion for fiscal year 2003-2004 and $15.505 billion for fiscal year 2004-2005. Overall General Fund operating and capital appropriations are greater by
    2.9 percent in fiscal year 2003-2004 from fiscal year 2002-2003 levels and
    4.9 percent in fiscal year 2004-2005 from fiscal year 2003-2004 levels. The General Assembly included provisions in the budget that are designed to increase General Fund revenues. The budget continues the State sales and use tax rate at 4.5% and the 8.25% income tax bracket for an additional two years, diverts a portion of the national tobacco settlement payments, and uses monies left over at the end of the fiscal year. In addition, several streamline and conformity provisions as well as departmental fees were authorized that increase General Fund availability. Finally, the Department of Revenue was given broader authority and resources to collect unpaid tax liabilities.

    As of March 18, 2004, general obligations of the State of North Carolina were rated Aa1 by Moody's and AAA by S&P. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic, political or other conditions.

    PENNSYLVANIA FUND

    State Economy. The Commonwealth of Pennsylvania is one of the most populous states, ranking sixth behind California, Texas, New York, Florida and Illinois. Pennsylvania is an established state with a diversified economy. Pennsylvania had been historically identified as a heavy industry state. That reputation has changed over the last thirty years as the coal, steel and railroad industries declined. The Commonwealth's business environment readjusted with a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical, health services, education and financial institutions.

    Pennsylvania's agricultural industries remain an important component of the Commonwealth's economic structure, accounting for more than $5.1 billion in crop and livestock products annually. Over 59,000 farms form the backbone of the State's agricultural economy. Farmland in Pennsylvania includes over four million acres of harvested cropland and four million acres of pasture and farm woodlands - nearly one-third of the Commonwealth's total land area. Agricultural diversity in the Commonwealth is demonstrated by the fact that Pennsylvania ranks among the top ten states in the production of a number of agricultural products.


    Non-agricultural employment in Pennsylvania over the ten years ending in 2003 increased at an annual rate of 1.0 percent. This rate compares to a
    1.2 percent rate for the Middle Atlantic region and 1.5 percent for the U.S.

    Non-manufacturing employment in Pennsylvania has increased in recent years to 87.4 percent of the total employment in 2003. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 12.6 percent of 2003 total non-agricultural employment, has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth. In 2003, the services sector accounted for 43.5 percent of all non-agricultural employment while the trade sector accounted for 15.8 percent.

    Pennsylvania's annual average unemployment rate was equivalent to the national average throughout the 1990's. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 6.2 percent in 1994. The resumption of faster economic growth resulted in a decrease in the Commonwealth's unemployment rate to 5.6 percent in 2003. From 1994 through 2003, Pennsylvania's annual average unemployment rate was at or below the Middle Atlantic Region's average. As of April 2004, the most recent month for which data is available, the seasonally adjusted unemployment rate for the Commonwealth was 5.3 percent, compared to 6.0 percent for the United States. Since 2001, Pennsylvania's annual average was at or below both the Middle Atlantic and the U.S. rates.


    State Budget. The Commonwealth operates under an annual budget that is formulated and submitted for legislative approval by the Governor each February. The Pennsylvania Constitution requires that the Governor's budget proposal consist of three parts: (i) a balanced operating budget setting forth proposed expenditures and estimated revenues from all sources and, if estimated revenues and available surplus are less than proposed expenditures, recommending specific additional sources of revenue sufficient to pay the deficiency; (ii) a capital budget setting forth proposed expenditures to be financed from the proceeds of obligations of the Commonwealth or its agencies or from operating funds; and (iii) a financial plan for not less than the succeeding five fiscal years, that includes for each year projected operating expenditures and estimated revenues and projected expenditures for capital projects. The General Assembly may add, change or delete any items in the budget prepared by the Governor, but the Governor retains veto power over the individual appropriations passed by the legislature. The Commonwealth's fiscal year begins on July 1 and ends on June 30.

    All funds received by the Commonwealth are subject to appropriation in specific amounts by the General Assembly or by executive authorization by the Governor. Total appropriations enacted by the General Assembly may not exceed the ensuing year's estimated revenues, plus (less) the unappropriated fund balance (deficit) of the preceding year, except for constitutionally authorized debt service payments. Appropriations from the principal operating funds of the Commonwealth (the General Fund, the Motor License Fund and the State Lottery Fund) are generally made for one fiscal year and are returned to the unappropriated surplus of the fund if not spent or encumbered by the end of the fiscal year. The Constitution specifies that a surplus of operating funds at the end of a fiscal year must be appropriated for the ensuing year.

    Pennsylvania uses the "fund" method of accounting for receipts and disbursements. For purposes of government accounting, a "fund" is an independent fiscal and accounting entity with a self-balancing set of accounts, recording cash and/or other resources together with all related liabilities and equities that are segregated for the purpose of carrying on specific activities or attaining certain objectives in accordance with the fund's special regulations, restrictions or limitations. In the Commonwealth, over 150 funds have been established by legislative enactment or in certain cases by administrative action for the purpose of recording the receipt and disbursement of money's received by the Commonwealth. Annual budgets are adopted each fiscal year for the principal operating funds of the Commonwealth and several other special revenue funds. Expenditures and encumbrances against these funds may only be made pursuant to appropriation measures enacted by the General Assembly and approved by the Governor. The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all bond indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

    Financial information for the principal operation funds of the Commonwealth are maintained on a budgetary basis of accounting, which is used for the purpose of ensuring compliance with the enacted operating budget. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles ("GAAP"). Budgetary basis financial reports are based on a modified cash basis of accounting as opposed to a modified accrual basis of accounting prescribed by GAAP. Financial information is adjusted at fiscal year-end to reflect appropriate accruals for financial reporting in conformity with GAAP.


    Financial Condition and Results of Operations (GAAP Basis). During the five year period ending with fiscal 2003, total revenues and other sources increased by an average 4.3 percent annually. Tax revenues during this same period increased by an annual average of 1.9 percent. Recent slow economic growth and the resulting slow growth for tax revenues have caused fees and license income and other financing sources such as transfers from other funds to become a larger portion of income to the General Fund. Expenditures and other uses during the fiscal years 1999 through 2003 rose at an average annual rate of 5.7 percent. Comparison of expenditures by individual category in fiscal year 2002 to prior fiscal years is not reliable due to a change to the definitions for these expenditure categories in fiscal year 2002.

    Beginning with its GAAP basis financial statements for the fiscal year ended June 30, 2002, the Commonwealth adopted several new accounting and reporting standards established by the Governmental Accounting Standards Board in its Statements 33, 34, 35, 36, 37 and 38 (collectively, the "New Standards"). Among other things, these New Standards require presentation of government-wide and fund financial statements that constitute basic financial statements and replace general-purpose financial statements reported under former standards. Government-wide financial statements are intended to portray the government "as a whole" while fund financial statements provide fund-specific information. Government-wide financial statements are intended to describe the total cost of providing governmental services and disclose whether the Commonwealth's financial condition improved or weakened during the fiscal year. Other features of the new government-wide financial statements are the reporting of infrastructure assets and related depreciation. Previously, the Commonwealth did not report infrastructure values or accumulated depreciation related to general fixed assets. As part of implementing the New Standards, effective July 1, 2001, the Commonwealth reclassified and/ or restated numerous fund balance amounts previously reported at June 30, 2001 and reported governmental activities net assets at June 30, 2001. Note B to the financial statements in the June 30, 2003 Comprehensive Annual Financial Report provides a detailed explanation of the nature and amount of such restatements. The New Standards also require providing supplementary information, including a Management's Discussion and Analysis of the financial statements. Beginning with fiscal year 2002 the Commonwealth also changed how functional expenditure categories are defined. All of these changes may hamper the comparability of GAAP basis financial statements.

    The Commonwealth has recently restated its GAAP basis financial statements for the fiscal year ended June 30, 2002 (the "2002 GAAP Financial Statements"). This restatement was triggered by a reporting change for certain assets included in the June 30, 2002 audited financial statements for the State System of Higher Education ("SSHE"), which is a component unit of the Commonwealth for which separate audited financial statements are obtained. Since the auditors for the 2002 GAAP Financial Statements rely on the audits of component units of the Commonwealth and related opinions, the auditors for the 2002 GAAP Financial Statements determined that the audit developments affecting SSHE required a restatement of the 2002 GAAP Financial Statements. Accordingly, the 2002 GAAP Financial Statements have been restated and on February 23, 2004 were filed with each NRMSIR and posted on the Office of the Budget's website.

    Assets in the Commonwealth's governmental fund types as of June 30, 2003 were $13,476.4 million. Liabilities for the same date were $7,863.2 million. The fund balance at the end of fiscal 2003 totaled $5,613.3 million, which is a decrease of $765 million from the restated June 30, 2002 balance.

    The general fund balance at June 30, 2003 totaled $2,357.7 million, a decrease of $665.1 million from the restated balance at June 30, 2002.

    Fiscal 2001 Financial Results (Budgetary Basis). The following information is derived from the Commonwealth's unaudited budgetary basis financial statements. For the 2001 fiscal year, revenues were above estimates and expenditures were lower than projected, enabling the General Fund to end the fiscal year with an unappropriated surplus balance of $335.5 million. Expenditures from Commonwealth revenues for the fiscal year, net of appropriation lapses and intergovernmental transfer transaction contributions, totaled $19,966.2 million against Commonwealth revenues, net of tax refund and rebate reserves, of $19,691.1 million. Financial operations during the fiscal year caused the total unappropriated surplus balance to decline by $275 million as of June 30, 2001, an amount smaller than budgeted.


    Commonwealth revenues (prior to reserves for tax refunds) totaled $20,561.7 million, $81.2 million (0.4 percent) above the estimate made at the time the budget was enacted. Commonwealth tax revenues for the fiscal year increased by 1.4 percent over fiscal year 2000 tax receipts. The growth of tax receipts during the fiscal year was constrained by $444.6 million of tax reductions enacted for the fiscal year and the slowing rate of economic growth experienced in the nation and the state during this period. Among Commonwealth receipts for the fiscal year, the capital stock and franchise tax, the personal income tax and miscellaneous non-tax income were substantially higher than budgeted. Although fiscal year receipts from the capital stock and franchise tax were above budget estimates, receipts were
    1.9 percent below fiscal year 2000 receipts, in part, due to a tax rate cut effective during the fiscal year. Receipts from the personal income tax increased 6.0 percent for the fiscal year, largely due to earnings on invested balances. Major Commonwealth revenue sources whose actual revenues were significantly under their budgeted amounts include the corporate net income and the sales taxes. Corporate net income tax receipts, reflecting a trend of falling business profits, decline by 13.8 percent for fiscal year 2001. Sales tax receipts, though below budget, increased by 2.6 percent over receipts during the previous fiscal year.

    Reserves for tax refunds in fiscal year 2001 were $870 million, an increase of 6.7 percent over fiscal year 2000 reserves. Actual tax refund payments in recent fiscal years have been rising at a rate faster than the increase in reserves for tax refunds, causing the amount of reserves carried over from one fiscal year to the next to decline. At the end of fiscal year 2001, approximately $184 milion of reserves were available for making tax refunds in the following fiscal year.

    Appropriations from Commonwealth funds in the enacted budget for fiscal year 2001 (including supplemental appropriations) were 2.9 percent over fiscal year 2000 appropriations. Major program areas receiving funding increases above the 2.9 percent average include basic education, higher education, and medical assistance.

    Fiscal Year 2002 Financial Results (Budgetary Basis). Largely due to the effects of the national recession on tax and other receipts, actual fiscal year 2002 revenues were below estimate by 5.9 percent or $1.268 billion. Total fiscal year 2002 revenues net of reserves for tax refunds, and including intergovernmental transfers, were $19,642.3 million. Actual expenditures from fiscal year 2002 appropriations were 1.2 percent below the original appropriated levels. Total expenditures net of appropriation lapses and including intergovernmental transfers totaled $20,874.4 million. An unappropriated surplus balance at the close of the fiscal year was maintained by the transfer of the $1,038 million balance of the Tax Stabilization Reserve Fund to the General Fund and a partial draw down of the $336.5 million General Fund balance at the beginning of the fiscal year. The unappropriated balance at the close of the 2002 fiscal year was $142.8 million.

    Commonwealth tax revenues for the fiscal year declined 2.6 percent from fiscal year 2001 tax receipts, the first year over year decrease in tax receipts since fiscal year 1962, largely due to the national economic recession during the 2002 fiscal year. Most major tax categories experienced collections below their budget estimate. Sales tax receipts, the Commonwealth's largest single tax category, were below estimate by $59 million (0.8 percent). Within sales tax receipts, taxes on the sale or lease of motor vehicles were above estimate by 8.0 percent and non-motor vehicle sales tax receipts were 2.3 percent below estimate. Personal income tax receipts were $738.7 million (9.4 percent) below estimate due to non-withholding receipts that were 21.9 percent below estimate and withholding collections that were 5.1 percent below estimate. Corporate tax collections were $358.8 million (9.1 percent) below estimate led by corporate net income tax receipts that were $217.9 million (13.3 percent) below the budgeted estimate. Non-tax revenue receipts were $155.4 million (24.2 percent) below the estimate for fiscal year 2002 led by a decline in miscellaneous revenues, primarily earnings on investments.

    Reserves for tax refunds in fiscal year 2002 were $967.2 million, an increase of 11.2 percent over fiscal year 2001 reserves. Recent tax and tax rate changes are believed to contribute to the growth rate in refunds. Actual tax refunds in recent fiscal years have been rising at a rate faster than the increase in reserves for tax refunds, causing the amount of reserves carried forward from one fiscal year to the next to decline. At the end of fiscal year 2002, approximately $151 million of reserves were available for making tax refunds in the following fiscal year.

    Expenditures of Commonwealth revenues during fiscal year 2002, including supplemental appropriations, and intergovernmental transfers, net of appropriation lapses, were $20,874.4 million, representing a 4.5 percent increase over the prior fiscal year. A total of $457.5 million of appropriations were lapsed during fiscal year 2002 as part of a comprehensive effort to limit spending growth in response to decreased revenues resulting from the national recession. The fiscal year 2002 budget relied on intergovernmental transfers for a larger portion of medical assistance costs than in fiscal 2001. Intergovernmental transfers replaced $549.6 million of General Fund medical assistance costs in fiscal year 2002 compared to $248.4 million in fiscal year 2001. Under these intergovernmental transfer transactions, certain county governments contribute funds to the Commonwealth to help pay Medicaid expenses. The Commonwealth receives these contributions as augmentations to appropriations of Commonwealth revenues for the medical assistance program. These augmentations have the effect of supplementing the amount of Commonwealth revenues available for the medical assistance program funding and are available to match federal Medicaid funds. Federal authority for Pennsylvania to use these county contributions to pooling transactions to match additional federal funds will be limited beyond fiscal year 2010.


    Fiscal Year 2003 Financial Results (Budgetary Basis). Due to continued slow growth in the national economy since the recession of 2001, actual fiscal year Commonwealth revenues were below estimate by 2.3 percent or $497.6 million. Total Fiscal year 2003 Commonwealth revenues net of reserves for tax refunds and including intergovernmental transfers and additional resources were $21,808.5 million. Actual expenditures from fiscal year 2003 appropriations were 1.4 percent below the original enacted amounts for fiscal year 2003. Total expenditures net of appropriation lapses and including intergovernmental transfers and expenditures from additional resources totaled $21,671.9 million. As a result of financial operations during the fiscal year 2003, efforts to reduce expenditures and the General Assembly's repeal of the transfer of $300 million from the General Fund to the Budget Stabilization Reserve Fund, the unappropriated surplus balance increased by $136.6 million prior to the statutorily required 25 percent transfer to the Budget Stabilization Reserve Fund. As a result, the fiscal year 2003 final unappropriated surplus balance was $209.3 million as of June 30, 2003.

    Revenues available to the Commonwealth increased 11.0 percent from fiscal year 2002 levels. Fiscal year 2003 revenues totaled $21,808.5 million, an increase of $2.2 billion over fiscal year 2002 revenues. Commonwealth taxes and revenues, prior to reserves for refunds, increased by $1.3 billion to $21,314.5 million in fiscal year 2003, a 6.3 percent increase. This increase in tax revenues was primarily due to increases for certain Commonwealth taxes enacted with the fiscal 2003 budget. While Commonwealth revenues increased year over year, taxes and revenues (prior to reserves for tax refunds) were $497.6 million (2.3 percent) below the estimate made at the time the fiscal year 2003 budget was enacted. Most major Commonwealth tax categories performed below the estimated amount for fiscal year 2003. Corporate tax receipts were below estimate by 4.4 percent, including corporate net income tax receipts that were 12.6 percent below estimate and capital stock and franchise tax receipts that were 6.3 percent below estimate. Sales tax collections, the Commonwealth's largest tax source, were below the fiscal year 2003 estimate by 0.2 percent. Personal income tax receipts were below estimate by $289.9 million or 3.9 percent due to withholding collections that were 2.2 percent below estimate and non-withholding receipts that were also below estimate by 10.2 percent. Non-tax revenues, particularly earnings on investments and escheats, exceeded the estimate by $15.7 million or 2.0 percent. Reserves for tax refunds in fiscal year 2003 were $929.6 million, a decrease of $37.6 million or 3.9 percent from fiscal year 2002 levels.

    Commonwealth expenditures of appropriations, including supplemental appropriations, intergovernmental transfers and additional resources, and net of appropriation lapses, totaled $21,671.9 million, representing an increase of $797.5 million or 3.8 percent from fiscal year 2002 levels. A total of $466.9 million in appropriations were lapsed in fiscal year 2003 as part of a comprehensive effort by the executive branch to limit expenditures in response to revenue collections below the estimate enacted with the 2003 budget. The fiscal year 2003 budget relied on intergovernmental transfers for a larger portion of medical assistance costs than in fiscal 2002. Intergovernmental transfers replaced $844.6 million of General Fund medical assistance costs in fiscal year 2003 compared to $549.6 million in fiscal year 2002. Expenditures normally funded from Commonwealth revenues, but which were funded from additional resources in fiscal year 2003 totaled $578.9 million. These expenditures included $380.4 million in General Fund debt service that was paid from other available funds, including the proceeds of a May 2002 refunding bond issued by the Pennsylvania Industrial Development Authority as well as $198.5 million in long term care costs that were paid from Tobacco Settlement Fund revenues. In addition, $300 million had been appropriated from the General Fund in fiscal year 2003 for transfer to the Budget Stabilization Reserve Fund. This transfer, however, was repealed by the General Assembly during fiscal year 2003 as part of the enactment of the fiscal year 2004 budget.

    Fiscal Year 2004 Budget (Budgetary Basis). The enacted fiscal year 2004 budget, as approved by the Governor on December 23, 2003, provided $21,763.4 million of appropriations from Commonwealth revenues, an increase of 6.7 percent over appropriations for fiscal year 2003. Commonwealth revenues are budgeted to total $21,156.6 million, an increase of 3.8 percent over fiscal year 2003 actual receipts. The difference between the amount of projected revenues and appropriations budgeted is to be taken from the revised beginning balance of $196.2 million and from $411.0 million of available federal fiscal relief.

    The initial fiscal year 2004 budget estimate for Commonwealth revenues was prepared in March 2003 at the time of budget enactment based upon a "low growth" economic forecast for national real gross domestic product during the second quarter of 2003 to the second quarter of 2004. The forecast anticipated that growth in the national economy would be below average due to uncertainties at that time, particularly regarding the potential for war with Iraq, an increase in the unemployment rate, and sluggish growth in personal income and personal consumption. Performance of the Pennsylvania economy was anticipated to follow closely the national rate. As a result, Commonwealth revenues were projected to total $20,767.3 million, a decrease of 2.6 percent from fiscal year 2003. However, through December 2003, Commonwealth revenues were $458 million, or 3.0 percent over the budget estimate. As part of the final enactment in December 2003 of remaining portions of the fiscal year 2004 budget, certain Commonwealth taxes and fees were increased to provide $794 million of additional fiscal year 2004 revenues and the original budget estimate of certified revenues was increased by $630 million, or 3.0 percent, to reflect improving economic conditions since March 2003.

    As part of the fiscal year 2004 budget, certain tax, fee and other revenue enhancement items totaling $794 million were enacted. Major components of the $794 million increase are: (i) an increase in the personal income tax rate from 2.8 percent to 3.07 percent, which is estimated to provide $301.7 million in fiscal year 2004; (ii) an extension of the gross receipts tax to cellular and interstate telecommunications, which is estimated to provide $222.4 million; (iii) revisions to the law regarding the escheating of property to the Commonwealth, which is estimated to provide $190 million;
    (iv) a continued partial deferral of the scheduled reduction in the capital stock and franchise tax, which is estimated to provide $60.7 million; (v) an increase of 10 cents per pack to the cigarette tax, which is estimated to provide $25.4 million; and (vi) various other minor revisions, including some tax cuts, which combine to total a net increase in Commonwealth revenues of $794 million in fiscal year 2004.

    Through the second half of calendar year 2003 and through the first quarter of 2004, economic growth in the nation and the state has exceeded those estimates used to certify fiscal year 2004 General Fund revenues from March 2003. Estimates for fiscal year 2004 General Fund revenue collections were re-certified in December 2003 to add an additional $630 million to the revenue estimate. Greater than estimated economic performance during calendar year 2003 continues to positively impact Commonwealth General Fund revenues as final payments for 2003 tax liabilities are received during the first half of 2004. Consequently, actual Commonwealth revenues for the fiscal year-to-date through April 2004 were $368 million above estimate for that period, a surplus of 2.0 percent. Corporation taxes were $128 million over estimate, a 3.6 percent surplus to the year-to-date estimate. Personal income taxes were $90 million over estimate, a 1.4 percent surplus to the year-to-date estimate. Through April, non-tax revenues were $84 million above estimate, a 1.4 percent surplus to the year-to-date estimate. Within non-tax revenues, receipts from escheats and interest earnings have been particularly strong with collections exceeding the estimate by $57 and $78 million respectively, however, significant portions of the above estimate non-tax revenues are likely non-recurring revenue gains resulting from changes to the escheats program and to the realization of previously unrealized gains from certain Commonwealth "prudent person" investments. The Commonwealth has not officially revised its fiscal year 2004 estimate for General Fund revenues in response to actual receipts, but based on recent trends, expectations are that actual fiscal year 2004 revenues may be at least approximately $368 million above the revenue estimate as re-certified in December 2003.

    The fiscal year 2004 budget was enacted in two parts in March and December 2003. As enacted in March 2003, the fiscal year 2004 budget provided $16,166.6 million of appropriations of Commonwealth revenues, a decrease of $4,500 million, or 22 percent from fiscal year 2003 appropriations. This decrease is the result of the decision by the Governor to veto $4,111.3 million in appropriations for aid to local school districts. An additional $731.6 million in non-preferred appropriations for aid to certain Commonwealth higher education institutions, which was included in the Governor's proposed 2004 budget, was not enacted by the General Assembly in March 2003. On December 23, 2003 the remaining portions of the fiscal year 2004 budget were enacted, providing appropriations totaling $21,763.4 million, an increase of 6.7 percent from fiscal year 2003. A significant portion of the increase, $478.2 million, was utilized to restore appropriation cuts enacted in March 2003. A total of $224.6 million in additional funding for core educational programs was enacted in December 2003. The enacted fiscal year 2004 budget reduces the use of non- recurring revenue sources and reliance on intergovernmental transactions by nearly $1.0 billion, a decrease of 45 percent. The enacted budget excludes $150 million in debt service expenditures normally funded from Commonwealth revenues that are to be paid from other sources. Intergovernmental transfers of $643.7 million are offsetting a corresponding amount of medical assistance and long term care expenditures, and a total of $411.0 million in available federal fiscal relief was utilized for the fiscal year 2004 budget.

    As part of his fiscal year 2004 budget proposal, the Governor proposed two major program expansions that have yet to be enacted by the General Assembly. In education, the Governor proposed to shift a substantial portion of local public school costs from local property taxes levied by school districts to an increased subsidy payment to school districts by the Commonwealth. The proposal expects to increase, over time, the Commonwealth's subsidy of local public school costs to 50 percent of total costs in aggregate. Funds for education at the local level totaling nearly $1.0 billion are proposed to be funded from taxes realized from the legalization of slot machines at racetracks in the state. The increased level of education funding from the Commonwealth would be used to reduce local property taxes by an equal amount. The Governor also proposed an economic stimulus plan for the Commonwealth to provide additional funding to be combined with private investments to invest in economic development projects within the state. Investments are to be directed to blighted rural, urban and suburban sites to be re-developed to spur the location of new job-creating businesses. The funding for the economic stimulus program is proposed to come from $2,025 million of debt issued over more than three fiscal years. The proposed debt would be composed of (i) $890 million of capital budget debt in addition to that anticipated to support the current capital budget program and (ii) $1,135 million of debt to be repaid from annual budget appropriations.

    Major portions of the Governor's economic stimulus proposal have been enacted with the passage of Act 10 of 2004 and Acts 12, 22 and 23 of 2004. Act 22 created the Commonwealth Financing Authority (the "Authority"), an independent authority with the power to issue debt of the Authority for the purposes of funding certain activities of the economic stimulus program. Economic Stimulus legislation enacted to date establishes, through the Authority, several new grant and loan programs as well as new loan guarantee programs to be funded with debt of the Authority. The Business in Our Sites program will be capitalized with $300 million so that it may offer flexible loans and grants to local municipalities for acquisition and site preparation for economic development opportunities. The Building Pennsylvania program will receive $150 million to provide funding for the development of real estate assets. These funds will be loaned to private sector real estate funds on a matching basis to encourage economic development through real estate development. A new Pennsylvania Venture Guarantee Program is created to be funded with up to $250 million in order to provide guarantees to venture capital firms interested in investing in Pennsylvania. The Pennsylvania Capital Investment Program will provide up to $60 million in capital to Pennsylvania venture capital firms for investment in underserved areas of the Commonwealth. The First Industries Fund will be capitalized with $150 million to provide financial incentives and assistance to tourism-related and agricultural projects. A Second Stage Loan program will be capitalized with $50 million to provide guarantees for bank loans to second stage manufacturers and technology companies for working capital needs. The Core Industries program will provide $75 million in revolving loan funds for enhanced machinery and equipment financing. The Tax Increment Financing Guarantee Program will provide $100 million in loan guarantee assistance for small and mid-sized Commonwealth communities to encourage this method of financing economic development projects. On February 12, 2004, the General Assembly approved Act 10 of 2004 which authorized a ballot referendum pertaining to the Governor's proposed water and sewer infrastructure program. According to uncertified election results, on April 27, 2004, the voters of the Commonwealth approved a ballot referendum authorizing the Commonwealth to incur an additional $250 million in general obligation debt for the funding of certain local water and sewer capital infrastructure projects directly related to economic development projects funded via the Governor's economic stimulus program. The General Assembly is now considering legislation to authorize the issuance of debt to support the approved ballot referendum.

    It is anticipated that General Fund appropriations will be required to support the Authority's annual debt service cost on its debt. Provisions of Act 22 of 2004 place limitations on the incurring of debt to fund portions of the economic stimulus program. Such limitations include provisions that no more than $250 million in debt may be issued within a fiscal year to support certain activities within the economic stimulus program. Further, Act 22 of 2004 requires the Secretary of the Budget to certify that sufficient excess General Fund revenues exist or will likely exist to support the annual issuance of up to $250 million in economic stimulus debt. The General Assembly is also considering for enactment the remaining component of the Governor's economic stimulus proposal, an increase of $640 million in certain capital budget debt authorization for local economic redevelopment projects. The General Assembly also continues to consider the Governor's property tax reduction/gaming expansion proposal. The General Assembly may change, eliminate or add amounts and items to the proposal submitted by the Governor, and there can be no assurance that the programs as proposed by the Governor will be enacted into law by June 30.

    Fiscal Year 2005 (Budgetary Basis). In the beginning of July 2004, the General Assembly passed the Pennsylvania Race Horse Development and Gaming Act and the Homeowners Tax Relief Act, which were major components of the 2005 budgetary package. Shortly after the passage of the property tax reduction/gaming expansion proposal, a $22.9 billion fiscal year 2005 budget was approved by the General Assembly and signed by the Governor. Overall budget expenditures will increase by 4.3% in comparison to the fiscal year 2004 budget. The budget calls for no new taxes and maintains a 10% reduction in the cost of government operations. The budget contains historic levels of funding for education, with a total of $471 million in new investments in education and an 11% increase in the overall education subsidy. The budget includes an additional $62.5 million for the Ecomonic Stimulus Program to spur the manufacturing and tourism sectors.

    Debt Limits and Outstanding Debt. The Pennsylvania Constitution permits the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster; (ii) electorate approved debt;
    (iii) debt for capital projects subject to an aggregate outstanding debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years; and (iv) tax anticipation notes payable in the fiscal year of issuance.

    Under the Pennsylvania Fiscal Code, the Auditor General is required to certify to the Governor and the General Assembly certain information regarding the Commonwealth's indebtedness. According to the March 1, 2004 Auditor General certificate, the average annual tax revenues deposited in all funds in the five fiscal years ended February 29, 2004 was approximately $24.3 billion, and, therefore, the net debt limitation for the 2003 fiscal year is approximately $36.2 billion. Outstanding net debt totaled approximately $6.2 billion at February 29, 2004. On February 29, 2004 the amount of debt authorized by law to be issued, but not yet incurred, was approximately $34.6 billion.

    Debt Ratings. All outstanding general obligation bonds of the Commonwealth are rated by S&P and by Moody's.


    City of Philadelphia. The City of Philadelphia (the "City" or
    "Philadelphia") is the largest city in the Commonwealth. Philadelphia experienced a series of general fund deficits for fiscal years 1988 through 1992 which culminated in serious financial difficulties for the City.


    The Pennsylvania Intergovernmental Cooperation Authority ("PICA") was created by Commonwealth legislation in 1991 to assist Philadelphia, in remedying its fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. This financial assistance has included grants used by the City for defeasance of certain city general obligation bonds, funding of capital projects and the liquidation of the cumulative general fund balance deficit of Philadelphia as of June 30, 1992, of $224.9 million. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on June 26, 2003.

    No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1995. Its ability to refund existing outstanding debt is unrestricted. PICA had $806.4 million in special tax revenue bonds outstanding as of June 30, 2003. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA's bonds.

    S&P and Moody's rate Philadelphia's general obligation bonds.

    Litigation. The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently its ability to pay debt service on its obligations. The Commonwealth also faces tort claims made possible by the limited waiver of sovereign immunity effected by Act 152, approved September 28, 1978, as amended. Under Act 152, damages for any loss are limited to $250,000 per person and $1 million for each accident.


    SOUTH CAROLINA FUND
    Article X, Section 7(a) of the South Carolina Constitution requires that the General Assembly provide for a budgetary process to ensure that annual expenditures of State government may not exceed annual State revenues. Subsection (c) of Section 7 of Article X requires that the General Assembly prescribe by law a spending limitation on appropriations for the operation of State government such that annual increases in appropriations may not exceed the annual growth rate of the economy of the State; provided, however, that this limitation is subject to suspension (for any one fiscal year) by an affirmative vote in each House of the General Assembly by two-thirds of the members present and voting, but not less than three-fifths of the total membership in each House. Subsection (d) of
    Section 7 of Article X requires that the General Assembly shall prescribe by law a limitation on the number of State employees such that the annual increase in such number may not exceed the average growth rate of the population of the State; provided, however, that this limitation is subject to suspension (for any one fiscal year) by an affirmative vote in each House of the General Assembly by two-thirds of the members present and voting, but not less than three-fifths of the total membership in each House.

    Article III, Section 36 of the South Carolina Constitution requires the establishment of a General Reserve Fund for the purpose of covering operating deficits of State government and a separate and distinct Capital Reserve Fund for the purpose of providing capital improvements or for retiring State bonds previously issued. Amounts in the Capital Reserve Fund may, as hereinafter described, be used to fund a year end deficit. The General Reserve Fund is required to be funded in an amount equal to 3% of the general fund revenue of the latest completed fiscal year. Funds may be withdrawn from the General Reserve Fund only for the purpose of covering operating deficits. The General Assembly is required to provide for the orderly restoration of funds withdrawn from the General Reserve Fund. The Constitutional provisions with respect to the General Reserve Fund require that the General Assembly provide for a procedure to survey the progress of the collection of revenue and the expenditure of funds and require the General Assembly to authorize and direct reduction of appropriations as may be necessary to prevent a deficit. Such provisions require that, should a year end operating deficit occur, so much of the General Reserve Fund as may be necessary must be used to cover the deficit. The amount so used must be restored to the General Reserve Fund within three fiscal years until the 3% requirement is again reached.

    The Capital Reserve Fund is required to be funded in an amount equal to 2% of the prior fiscal year's general fund revenues. The South Carolina Constitution requires that the General Assembly provide that, if revenue forecasts before March 1 project that revenues for the current fiscal year will be less than expenditures authorized by appropriation for that fiscal year, the current fiscal year's appropriation to the Capital Reserve Fund shall be reduced to the extent necessary before any reduction is made in operating appropriations. If it is determined that the fiscal year has ended with an operating deficit, the South Carolina Constitution requires that funds in the Capital Reserve Fund shall be applied, to the extent necessary, to the fiscal year's end operating deficit before withdrawing monies from the General Reserve Fund for such purpose.

    Fiscal responsibility in the State lies with the South Carolina State Budget and Control Board. The Governor is required to submit an Executive Budget to the General Assembly within five days after the beginning of each regular legislative session. Such budget is required to conform to the funding requirements contained in Article III, Section 36 of the South Carolina Constitution. Regular sessions of the General Assembly begin on the second Tuesday of January in each year. In order to enable the Governor to present his budget to the General Assembly at the time required, the Governor is required, by law, to complete a survey of all departments, bureaus, divisions, offices, boards, commissions, institutions and other agencies to obtain information upon which to base his budget recommendations no later than November 1 of each year. In this connection, each of several State departments, bureaus, divisions, offices, boards, commissions, institutions and other agencies receiving or requesting financial aid from the State are required to report to the Governor in itemized form, no later than November 1, of each year, the amount needed or requested in the succeeding fiscal year. In addition, on or before November 1 of each year the State Comptroller General is required to furnish to the Governor detailed statements as to appropriations and expenditures for certain prior fiscal years and appropriation years. The State Comptroller General is also required to furnish to the Governor on or before December 1 of each year an estimate of the financial needs of the State itemized in accordance with the budget classifications adopted by the Budget and Control Board.

    The budget presented to the General Assembly by the Governor must be accompanied by detailed statements of prior years' revenues and expenditures, a statement of current assets and liabilities and other information with respect to the State's finances and economic condition. The General Assembly is authorized by law to increase or decrease items in the budget bill. The South Carolina Constitution mandates the General Assembly to provide a balanced budget and provides that if a deficit occurs in any fiscal year, such deficit shall be provided for in the succeeding fiscal year.

    As noted above, the South Carolina Constitution requires a procedure for the monitoring of revenues and expenditures with a view to a reduction of appropriations as may be necessary to prevent a deficit. For the purpose of providing projections and forecasts of revenues and expenditures and advising the Budget and Control Board on economic trends, the General Assembly established the Board of Economic Advisors. In particular with respect to the Constitutional requirement of monitoring revenues, statutory provisions require that the Board of Economic Advisors provide to the Budget and Control Board quarterly estimates of State revenues. If at the end of the first or second quarter of any fiscal year quarterly revenue collections are 4% or more below the amount projected for such quarter by the Board of Economic Advisors, the State Budget and Control Board is required, within 15 days of such determination, to take action to avoid a deficit at the end of such fiscal year.

    For many years, each annual Appropriations Act has contained a provision requiring the State Budget and Control Board to monitor the collection of revenues and the expenditure of funds. The Appropriations Act for Fiscal Year 1994-95, Act 497 of the Acts and Joint Resolutions of the General Appropriations Act for the year 1994, Part I, Section 17G.36, provides that if, because of an inaccurate estimate of revenues, a deficit appears likely, the State Budget and Control Board shall effect such reductions of appropriations as may be necessary to prevent a deficit.


    Actions taken by the State Budget and Control Board in the fiscal year ended June 30, 1992, reflected the required process of monitoring revenues and making adjustments to avoid a deficit. The fiscal year 1991-92 budget adopted in June 1991 was based on estimated revenues of $3.588 billion. On July 25, 1991, the Board of Economic Advisors advised the State Budget and Control Board that it projected revenues to be $148.3 million less than estimated in the 1991-92 Appropriations Act. In response, on July 30, 1991, the Budget and Control Board eliminated the Capital Reserve Fund appropriation of $65.8 million, reduced agency appropriations by $33.6 million and required agencies to set aside additional appropriations of $67.3 million. On February 10, 1992, the Board of Economic Advisors advised the State Budget and Control Board that it had again revised its estimate of revenues downward by an additional $55 million. In response to this revised estimate, on February 11, 1992, the Budget and Control Board permanently reduced the $67.3 million in appropriations which were set aside on July 30, 1991 and further reduced appropriations by $27.2 million. Despite such actions, expenditures exceeded revenues by $38.2 million and, as required by the South Carolina Constitution, such amount was withdrawn from the General Reserve Fund to cover the shortfall.


    For the fiscal year ended June 30, 1993, the Board of Economic Advisors on August 19, 1992, advised the Budget and Control Board that it projected revenues to be $195 million less than estimated in the 1992-93 Appropriations Act. On August 22, 1992, the Budget and Control Board responded by sequestering the Capital Reserve Fund of $86.1 million, reducing certain agency appropriations by $88.1 million based on each agency's fiscal year 1992-93 appropriation growth and requiring certain agencies to set aside an additional $88.1 million, also based on each agency's fiscal year 1992-93 appropriation growth. The method of reducing agency appropriations based on growth was challenged and the State Supreme Court deemed that such method was illegal. In response, the Budget and Control Board, on September 15, 1992, reduced agency appropriations on an across-the-board method by 4%. On November 10, 1992, the Budget and Control Board permanently reduced the $88.1 million in appropriations which were set aside on September 15, 1992. This action along with improved actual revenue collections created a budgetary surplus of $100,993,615.

    For the fiscal year ended June 30, 1994, the State had a budgetary surplus of $273.48 million. The General Assembly designated the application of most of this surplus, including a transfer to the Capital Reserve Fund in the amount of $66.83 million.

    For the fiscal year ended June 30, 1995, the State had a budgetary surplus of $393 million. The General Assembly designated the application of all of this surplus, including a transfer to the Capital Reserve Fund in the amount of $73.4 million.

    For the fiscal year ended June 30, 1996, the State had a budgetary surplus of $316.7 million. The General Assembly designated the application of all of this surplus, including a transfer to the Capital Reserve Fund in the amount of $80.5 million.

    For the fiscal year ended June 30, 1997, the State had a budgetary surplus of $297.8 million. The General Assembly designated the application of all of this surplus, including a transfer to the Capital Reserve Fund in the amount of $83.6 million.

    For the fiscal year ended June 30, 1998, the State had a budgetary surplus of $254 million. The General Assembly designated the application of all of this surplus, including a transfer to the Capital Reserve Fund in the amount of $86.9 million.

    For the fiscal year ended June 30, 1999, the State had a budgetary surplus of $410 million. The General Assembly designated the application of $322 million of this surplus, including a transfer to the Capital Reserve Fund in the amount of $92 million.

    For the Fiscal Year ended June 30, 2000, the State had a budgetary surplus of $213 million. The General Assembly designated the application of all of this surplus, including a transfer to the Capital Reserve Fund in the amount of $97 million.

    As described previously, South Carolina law requires that the State Budget and Control Board take immediate action to avoid year-end deficits if, at the end of the first or second quarter of a Fiscal Year, base revenue collections are four percent or more below the amount projected for such quarter. Actions taken by the State Budget and Control Board in Fiscal Year ended June 30, 2001, reflected the required process of monitoring revenues and making adjustments to avoid a deficit. The revenue estimate for the State's Budgetary General Fund at the beginning of Fiscal Year 2000-2001 as enacted by the General Assembly totaled $5,316.9 million.

    On November 9, 2000, the State's Board of Economic Advisors reduced its base revenue estimate for Fiscal Year 2000-2001 by $96.9 million to $5,220.0 million. In response, the State Budget and Control Board at its November 21, 2000 meeting sequestered the State's Capital Reserve Fund of $98,610,931 as required by the State Constitution and the State's Fiscal Year 2001 Appropriation Act. Sequestration reduces appropriations to the Capital Reserve Fund to the extent necessary to avoid mandatory reductions in operating appropriations.

    On May 8, 2001, the State Budget and Control Board mandated 1% agency budget reductions totaling $48.1 million. Additionally, $45.7 million in agency appropriations lapsed as a result of suspension of a provision that, in some years, has allowed agencies to carry forward to the next fiscal year up to 10% of their unexpended appropriations. This provision was automatically suspended for the fiscal year because of sequestration of the Capital Reserve Fund. Other action resulted in a further deficit reduction of $1.9 million. Despite such actions, for the Fiscal Year ended June 30, 2001, expenditures exceeded revenues by $87.4 million, and as required by the South Carolina Constitution, such amount was withdrawn from the General Reserve Fund to cover the shortfall.

    The General Reserve Fund Balance at the beginning of Fiscal Year 2000-2001 was $145.4 million and was increased during 2000-2001 by $2.5 million. Accordingly, the $87.4 million withdrawal at year-end left the reserve funded at $60.5 million. In accordance with the State Constitution, the General Reserve Fund must be restored within three years to its full-funding amount of 3% of the State's Budgetary General Fund revenues for the latest completed fiscal year.

    On October 18, 2001, the Board of Economic Advisors reduced its Fiscal Year 2001-2002 General Fund revenue estimate from $5,918.9 million to $5,608.9 million, a revenue reduction of $310 million. In response to the Board of Economic Advisors, the State Budget and Control Board at its October 30, 2001 meeting took action to avoid year-end deficits in accordance with the State law requirement previously described. This action included sequestration of $100,134,739 from the State's Capital Reserve Fund; approval of an across-the-board reduction of General Fund appropriations of 4% for all agencies except where prohibited by proviso; and approval of a reduction of the local Government Fund to the level of fiscal year 2000-2001 allocations.

    On March 21, 2002, the Board of Economic Advisors further reduced its fiscal year 2001-2002 General Fund revenue estimate by approximately $92 million and, in response to this revision, the Budget and Control Board at its March 26, 2002 meeting took additional steps to avoid year end deficits by imposing an additional across-the-board reduction of General Fund appropriations of 2.52% for all agencies except where prohibited by proviso. Additionally, the Board of Economic Advisors revised the estimate for a revenue transfer to the State's Tax Relief Trust Fund from $448.0 million to $458.7 million, which resulted in an additional $10.7 million reduction in anticipated revenue to the General Fund. Also, the Fiscal year 2001-2002 Appropriation Act contained appropriations for open-ended obligations totaling approximately $16.5 million which were to be paid regardless of the revenue shortfall.

    In its 2002 legislative session, the General Assembly adopted legislation providing that, upon a determination by the State's Comptroller General that, at the close of a fiscal year, funds will be needed to balance the Budgetary General Fund, the Budget and Control Board is authorized to borrow any amount needed to balance the Budgetary General Fund by borrowing from any department of state government any surplus which may be on hand in the Office of the State Treasurer to the credit of any such department. Upon approval of a repayment schedule, the State Treasurer is authorized to transfer to the Budget and Control Board from the general fund the amount necessary to repay the loan with interest no later than June 30 of the following fiscal year. No such borrowing was effected in closing the fiscal year ended June 30, 2002.

    Despite the mid-year actions taken by the State Budget and Control Board during fiscal year 2001-2002, the State's Budgetary General Fund ended the year with a cumulative unreserved fund deficit of $149 million, after giving effect to withdrawal of the $63 million balance held in the State's General Reserve Fund.

    As required by the South Carolina Constitution, the General Assembly made provision in the 2002-2003 Appropriation Act appropriating the amounts of $38.8 million toward restoration of the General Reserve Fund requirement and $101.6 million, representing the Capital Reserve Fund's full funding amount for fiscal year 2002-2003.

    On September 9, 2002, the Board of Economic Advisors reduced its fiscal year 2002-2003 General Fund revenue estimate from the 2002-2003 Appropriation Act base of $5,850.0 million to $5,519.0 million, a revenue reduction of $331 million. In response to the report of the Board of Economic Advisors, the State Budget and Control Board at its September 17, 2002 meeting took action to avoid year-end deficits in accordance with the State law requirement previously described by sequestering the State's Capital Reserve Fund in the amount of $101,606,475. Additionally, at its December 10, 2002 meeting, the State Budget and Control Board took action to impose an across-the-board reduction of 4.5% and sequestration of an additional 0.5%.

    On February 10, 2003, the Board of Economic Advisors further reduced its fiscal year 2002-2003 General Fund revenue estimate to $5,399.0 million, a revenue reduction of $120 million. In response to this report of the Board of Economic Advisors, the State Budget and Control Board at its February 11, 2003 meeting took action to impose an additional across-the-board reduction of 3.73%, except where prohibited by proviso.


    Despite the mid-year actions taken by the State Budget and Control Board during fiscal year 2002-2003, the State's Budgetary General Fund ended the year with a cumulative unreserved fund deficit of $177 million, including the $155 million unreserved fund deficit realized in fiscal year 2001-2002 after giving effect to withdrawal of the $39 million balance held in the State's General Reserve Fund.

    As required by the South Carolina Constitution, the General Assembly made provision in the 2003-2004 Appropriation Act appropriating $49.2 million toward restoration of the General Reserve Fund requirement and $98.6 million representing the Capital Reserve Fund's full funding for fiscal year 2003-2004.

    On August 15, 2003, the Board of Economic Advisors revised its fiscal year 2003-2004 General Fund revenue estimate from $5,489.4 million to $5,381.8 million, a revenue reduction of $107.6 million. In response, at its August 20, 2003 meeting, the State Budget and Control Board took action to avoid year-end deficits in accordance with the State law by sequestering $98,599,197 of the State's Capital reserve. The State Budget and Control Board also approved an across-the-board sequestration of 1% of General Fund appropriations of all agencies totaling $43.2 million except where prohibited by proviso.

    Legislation has been introduced in both houses of the General Assembly to enact the "Fiscal Discipline Plan of 2004." While not yet enacted, the Fiscal Plan would attempt to resolve any remaining accumulated operating deficit for fiscal year 2001-2002. Additional deficit-avoidance measures will be required in the event of further shortfalls in revenues.

    South Carolina is primarily a manufacturing state. In 2002, nearly one-fifth of all jobs in the state were in the manufacturing industry, compared to thirteen percent nationally. Although the textile industry is still the major industrial employer in the state, since 1950 the State's economy has undergone a gradual transition to other activities. In addition, the economic base of the State has diversified into other areas such as trade, health care, services, and durable goods manufacturing.


    Leading the growth in the durable goods manufacturing sector is the expansion of the automotive industry. In 1975, French tire maker Michelin, established tire producing plants and its North American headquarters in the State. The German-based Bavarian Motor Works opened an auto assembly plant in 1994. In 1997, Honda of America selected the State as the site of its production facility of all-terrain vehicles. The State is also home to automotive corporations such as Pirelli, Bridgestone/Firestone, and Freightliner. In 1999, Michelin announced an additional multi-million dollar investment in its production facilities in the State. Since then, the State has experienced rapid growth in the number of component part suppliers to the automotive industry.


    Calendar year 2003 was a solid year for announced capital investment in new plants and expansions in the State. Among those announcements were such notable companies as Trane ($30 million investment, 400 new jobs in 5 years), DaimlerChrysler SG ($8-10 million investment, 50 jobs), GlaxoSmithKline (50 jobs), FujiFilm ($100 million expansion), and Sara Lee ($20 million investment, 95 jobs). In 2004, two major companies announced new distribution centers to be located in South Carolina, including Walgreen ($175 million distribution center, 450 employees serving 200-250 stores in 8 states) and Dollar General ($90 million distribution center, 600 employees at capacity).

    South Carolina's right-to-work environment has permitted an opportunity for job growth in industries dominated by unionized labor. These developments were assisted by the State's lowering of its Corporate Income Tax rate and the providing of improved tax incentives to encourage business development in the State during the 1980's.

    South Carolina's economy tends to depend on the national economy. Real Gross Domestic Product (GDP) nationwide increased 3.1% during 2003. The nation's output expanded at a revised 0.3% in 2001 and 3.8% in 2000. Inflation as measured by the Consumer Price Index increased at a rate of 2.3% during 2003 after increasing 1.6% in 2002 and 2.8% in 2001.

    During all of 2002 personal income grew at a revised average annual rate of 3.4% in the State. During the same period the nation's income grew 2.5% and the Southeast grew 3.2%. Over the period from 1997-2002 personal income in the State rose at a compounded annual rate of 4.0%, while the annual income growth rate in the Southeastern region rose 5.3%, and the annual income growth rate in the United States rose 4.6% for the same period.

    By November 2003, employment decreased 1% while the rate of employment growth in the United States increased 0.2%. The unemployment rate for South Carolina in 2003 (through November) was 6.6%, while the unemployment rate in the United States was 5.6%. South Carolina employment trends tend to lag national trends, both in times of increasing and decreasing employment.

    TENNESSEE FUND

    In 1978, the voters of the State of Tennessee approved an amendment to the State Constitution requiring that (1) the total expenditures of the State for any fiscal year shall not exceed the State's revenues and reserves, including the proceeds of debt obligations issued to finance capital expenditures and (2) in no year shall the rate of growth of appropriations from State tax revenues exceed the estimated rate of growth of the State's economy. That amendment also provided that no debt obligation may be authorized for the current operation of any State service or program unless repaid within the fiscal year of issuance. The State's fiscal year runs from July 1 through June 30.

    In response to public demand for better public education throughout the State, the 1992 Tennessee General Assembly temporarily raised the State sales tax by 0.5% to 6%, effective April 1, 1992. This increase became permanent as a result of the 1993 legislative session. The 2002 Tennessee General Assembly passed the Tax Reform Act of 2002, introducing a variety of tax increases to fund State government. Specifically, the bill increased the State sales tax on most non-food items from 6% to 7% effective July 15, 2002, and allows for a maximum combined state and local sales tax rate of 9.75%. Additionally, the bill increased the state excise tax from 6% to 6.5%, increased the business tax rate 50% effective September 2002, raised the rates of professional privilege taxes, increased taxes on alcoholic beverages and tobacco products, and broadened the existing coin-amusement tax. The changes are expected to generate an estimated $938 million in annual tax revenue.


    The Legislature also authorized the placement of a lottery referendum on the November 2002 ballot. On November 5, 2002, Tennessee citizens voted to remove the State constitutional prohibition on lotteries, granting the General Assembly the authority to create a lottery, and newly-elected Governor Phil Bredesen signed the legislation into law on June 11, 2003, creating the Tennessee Lottery. The constitutional amendment provides that lottery profits may only be used to fund college loans and scholarships, capital outlay projects for K-12 education facilities and early learning and after school programs. The Tennessee Advisory Commission on Intergovernmental Relations estimated that the State would realize profits from a lottery of $282 million based on patterns exhibited by mature lotteries in other states, though it is warned that lottery revenues are difficult to predict. According to the Tennessee Comptroller of the Treasury, lottery revenues are highly volatile, and some research suggests that though there may be rapid initial growth in revenue generated from lotteries, such growth is often followed by years of stagnant or declining revenue.

    Despite these changes, the State of Tennessee has faced a recurring budget crisis. Tennessee does not presently impose an income tax upon personal income and relies primarily on the sales tax for revenue. In recent years, the General Assembly has considered, but did not pass, income tax legislation. Again, in 2002, the Legislature debated, but did not pass, income tax legislation. Since 1999, Tennessee's budget has fallen short of annual projections, and the recurring budget crisis could lead to further financial difficulties for the State. Tennessee's economic conditions showed improvement in 2003 over 2002, however, linked largely to positive job growth in the services arena, though manufacturing jobs remain battered. Tennessee has not been able to generate positive net growth in manufacturing since 1998.

    The Tennessee economy generally tends to rise and fall in a roughly parallel manner with the U.S. economy. Like the U.S. economy, the Tennessee economy entered recession in the last half of 1990 which continued throughout 1991 and into 1992 as the Tennessee indexes of coincident and leading economic indicators trended downward throughout the period. However, the Tennessee economy gained strength during the latter part of 1992 and this renewed vitality steadily continued through 1993, 1994 and into 1995. During the latter half of 1995 and throughout calendar year 1996, the State's economy generally became inconsistent in its performance. In 1997 the State's economy began to reaccelerate, but it slowed beginning in 1998, with only modest economic gains through 2001. Like its national counterpart, the Tennessee economy failed to experience an economic rebound after the last recession. The short-term outlook for the State is somewhat improved over past years: Tennesseans are cautiously optimistic about a resurgence in the economy. Economists predict that economic growth will slowly improve into 2005.

    Tennessee taxable sales have been buoyed in recent years by sustained growth in the state economy, especially construction activity. Tennessee taxable sales were approximately $66.02 billion in 1997, approximately $66.25 billion in 1998, approximately $72.34 billion in 1999 and approximately $75.54 billion in 2000, an increase of approximately 4.43% over 1999. However, taxable sales have been a disappointment in recent years. Following weak growth of 3.2% in 2000, taxable sales contracted in 2001 at a 0.2% rate and only slightly advanced in 2002 at a rate of 0.4%. The changes to the sales tax in the summer of 2002 have also created some problems in defining the data series on taxable sales, which is derived from the State's revenue collections, though indications are that revenue from taxable sales is on the upswing.


    The positive effects of tourist and tourism expenditures in Tennessee are substantial. It is difficult for economists to clearly identify all tourist and tourism expenditures, however, and Tennessee is generally considered to be in the second quartile of all states in terms of tourism revenue. The Department of Tourist Development estimates that Tennessee had almost 36 million visitors in 2000, with total domestic and international travel-related spending in Tennessee reaching nearly $16.3 billion.


    Personal income grew 6.1% in 2000, but has been deteriorating since, slowing to only 1.6% in 2002, and 1.7% in 2003, the slowest in more than a decade and trailing the national pace of expansion. Quarterly personal income for Tennessee seasonally adjusted at annual rates has increased continuously for all of 1995 through 2000. Inflation-adjusted personal income per capita is expected to grow at compounded annual growth rate of 2.5% through 2010. The State's personal income per capita is expected to rise to 90.0% of the national average by 2011, up from about 89.5% in 2002. Such growth is projected to reverse a trend started in the mid-1990s where the gap between the State and nation actually widened.

    State labor markets are expected to show marked improvement over the performance of the last couple of years. Total nonagricultural jobs are expected to be up 0.7% for calendar year 2003 or 1.4% for the upcoming fiscal year. However, manufacturing jobs dropped 5.7% in 2002 and another 3.4% in 2003.

    Historically, the Tennessee economy has been characterized by a slightly greater concentration in manufacturing employment than the U.S. as a whole. The Tennessee economy, however, has been undergoing a structural change in the last 20-25 years through increases in service sector and trade sector employment. Manufacturing employment in Tennessee has steadily declined on a percentage of work force basis, while service sector employment in Tennessee has climbed steadily since 1973. Non- agricultural employment in Tennessee is relatively uniformly diversified today with approximately 20% in the manufacturing sector, approximately 29% in the service sector, approximately 25% in the trade sector, approximately 16% in government, approximately 5% in construction and 5% in finance, insurance and real estate.

    Manufacturing employment is one component of non-agricultural employment. The State's manufacturing sector, which has shed jobs going back to 1999, will continue to struggle through 2005. The job losses remain most pronounced in the textile, apparel and leather industries. Between 1999 and the second quarter of 2002, nearly 45,000 jobs were lost in manufacturing, and in 2002, manufacturing job losses totaled 5.7%.

    Agriculture also plays a vital role in the Tennessee economy. In fact, Tennessee ranks fourth among all states in number of farms, behind Texas, Iowa and Missouri. While Tennessee has experienced a continued downward spiral in farm income, 2002 may have marked the bottom as the agriculture sector turned the corner to a more optimistic outlook. Tennessee tobacco acreage and income are expected to continue their substantial decline, causing tobacco to fall to the State's second leading cash crop behind cotton, and short-term recovery is viewed as unlikely. Agriculture production declines were partially offset by a modest price recovery in 2002, through levels are still below those seen in the mid-1990s, and the Tennessee livestock sector remains relatively strong. The inherent uncertainty in agricultural production and the uncertain future of federal legislation affecting agriculture make future agricultural production difficult to predict, but Tennessee crop producers are anticipating bumper crops for the coming year with record or near record yields for several major crops.

    Tennessee's population increased approximately 15.0% from 1990 to 2001. Tennessee's population increased 1.9% from 2000 to 2002, slightly trailing the national average of 2.5% over the same period. The State's population was estimated in 2002 at approximately 5.80 million, making it the sixteenth most populous state in the U.S. A U.S. census study projects that during the period from 1995-2025, Tennessee will be the sixth most popular destination for new residents coming from other states. Population growth in Tennessee is expected to come mostly in the major metropolitan areas (Memphis, Nashville, Knoxville and Chattanooga) over the next 10-15 years. The greatest growth is expected to occur in the Nashville MSA, which, in 1995, passed the Memphis MSA as the largest metropolitan population center in Tennessee for the first time. The largest population decline is expected in the rural counties of northwest Tennessee.


    Tennessee's general obligation bonds have been graded AA (negative outlook) by Standard & Poor's. Moody's Investor Service has graded Tennessee general obligation bonds Aa2 (credit watch negative implications). There can be no assurance that the economic conditions on which these ratings are based will continue or that particular obligations contained in the Tennessee Fund may not be adversely affected by changes in economic or political conditions.

    VIRGINIA FUND
    The Constitution of Virginia limits the ability of the Commonwealth to create debt and requires a balanced budget.

    General obligations of cities, towns or counties are payable from the general revenues of the entity, including ad valorem tax revenues on property within the jurisdiction. The obligation to levy taxes could be enforced by mandamus, but such a remedy may be impracticable and difficult to enforce. Under the Code of Virginia, a holder of any general obligation bond in default may file an affidavit setting forth such default with the Governor. If, after investigating, the Governor determines that such default exists, he is directed to order the State Comptroller to withhold State funds appropriated and payable to the entity and apply the amount so withheld to unpaid principal and interest.

    The economy of Virginia is based primarily on the service, wholesale and retail trade, government and manufacturing sectors. The government sector includes defense and could be affected adversely by military base closings and other reductions in defense spending.


    While the Commonwealth has maintained a high level of fiscal stability for many years due in large part to conservative financial operations and diverse sources of revenue, trends since fiscal year 2001 have been negative. Over the past several years, the Commonwealth has experienced significant shortfalls in current and forecast revenues. A balanced budget has been maintained through a number of measures including reduction in spending by most of the agencies of the Commonwealth and the tapping of the Commonwealth's revenue stabilization fund. After failing to adopt a budget for the 2004-2006 biennium during the 2004 regular General Assembly session, a compromise budget was adopted by the General Assembly in a special session, including several tax reform measures that are expected to provide additional revenues of $616.3 million in the fiscal year ending June 30, 2005, and $775.6 million in the fiscal year ending June 30, 2006. These measures include an increase in the sales tax of one-half cent, a phased-in reduction in the sales tax on food and a phased-in increase in the cigarette tax to 30 cents per pack. As of June 1, 2004, the Commonwealth had a Standard & Poor's rating of AAA, a Moody's rating of Aaa, and a Fitch rating of AAA on its general obligation bonds.


    WEST VIRGINIA FUND
    West Virginia is among the nation's leading states in coal, oil and gas production. However, West Virginia's economy continues to diversify and its dependence on coal mining, oil and gas is diminishing. Manufacturing, services, the government sector, tourism and retail trades, among other industries, constitute an increasing part of the State's economy. Significant effort is also being made to enhance the wood products, poultry processing, and technology industries. West Virginia's tourism industry continues to grow and features skiing, whitewater rafting, biking and other outdoor activities. The Governor's Office and the State Legislature have placed great emphasis upon economic development and the Legislature has enacted a number of statutes designed to foster economic growth.


    Data compiled by the State of West Virginia Bureau of Employment Programs indicates that unemployment in West Virginia during 2003 (annual average) was 6.1%, which is the same as 2002's annual average. The U.S. Department of Commerce data from April 2004 shows that West Virginia ranks 48\t/\h/ among the states in terms of per capita personal income.

    According to the West Virginia Debt Capacity Reports issued by the State Treasurer for the period ended June 30, 2003, the State had net tax supported debt of $1.463 billion of which 54.8% consists of general obligation bonds. Based upon commonly used definitions, this debt represents a potential burden of 5.21% on the State's general revenue fund. The recommended "cap" on this ratio is 5.00%. According to the same publication, Moody's rated West Virginia Aa3 as of December 31, 2002. Other ratios with regard to net tax supported debt are reflected as a percentage of personal income 3.36% (recommended "cap" 2.7%), and as a percent of the assessed value of taxable property 2.84% (recommended "cap" of 2.0%).

    The Governor and the Legislature continue to consider issuing up to $3.9 billion of general obligation bonds to refinance the unfunded liability in three of the state's retirement systems. A court test case is anticipated. If authorized and issued, these bonds would increase the state's net tax supported debt from $1.463 billion to $5.363 billion. Around a dozen states have used bonds for this purpose during the last decade.

    In the summer of 2003, the West Virginia Supreme Court of Appeals upheld the constitutionality of the State using tax dollars to support public-private projects intended to enhance economic development. For procedural reasons, the $215,000,000 appropriated for that purpose by the Legislature was initially struck down. However, new legislation was passed which cured the procedural defects allowing the economic grants to be re-authorized. In the 2003 Legislative session, the Legislature enacted comprehensive medical malpractice reform which placed certain caps on economic and non- economic damages. It is anticipated that there will be court challenges to the major components of the bill in 2004. Finally, the State is struggling with a severe shortfall of revenues needed to continue the operation of the workers' compensation system. The Legislature enacted workers' compensation reforms in June and July 2003. The new legislation institutes a number of restrictions with respect to claim payments and raises certain thresholds for a claimant to be eligible for a permanent disability award. In September 2003, the new legislation was challenged on constitutional due process grounds. The West Virginia Supreme Court heard oral arguments on January 13, 2004, and a decision is expected before the end of the year.

STATEMENT OF ADDITIONAL INFORMATION
PART II


Part II of this SAI, updated through July 1, 2004, as amended or supplemented from time to time, describes policies and practices that apply to each of the Funds in the MFS Family of Funds. References in this Part II to a "Fund" mean each Fund in the MFS Family of Funds, unless noted otherwise. References in this Part II to a "Trust" means the Massachusetts business trust of which the Fund is a series, or, if the Fund is itself a Massachusetts business trust, references to a "Trust" shall mean the Fund.


-----------------
TABLE OF CONTENTS
-----------------

                                                                          PAGE
I    Management of the Fund ...............................................    1
     Trustees/Officers ....................................................    1
     Investment Adviser ...................................................    1
     Administrator ........................................................    2
     Custodian ............................................................    2
     Shareholder Servicing Agent ..........................................    3
     Distributor ..........................................................    3
     Program Manager ......................................................    3
     Code of Ethics .......................................................    3
II   Principal Share Characteristics ......................................    3
     Class A, Class 529A and Class J Shares ...............................    3
     Class B, Class 529B, Class C, Class 529C, Class R1, Class R2
     and Class I Shares ...................................................    4
     Waiver of Sales Charges ..............................................    4
     Financial Adviser Commissions and Concessions ........................    4
     General ..............................................................    4
III  Distribution Plan ....................................................    5
     Features Common to Each Class of Shares ..............................    5
     Features Unique to Each Class of Shares ..............................    6
IV   Investment Techniques, Practices, Risks and Restrictions..............    7
V    Net Income and Distributions .........................................    7
     Money Market Funds ...................................................    7
     Other Funds ..........................................................    7
VI   Tax Considerations ...................................................    7
     Taxation of the Fund .................................................    8
     Taxation of Shareholders .............................................    8
     Special Rules for Municipal Fund Distributions .......................   10
     Special Considerations for 529 Share Classes .........................   11
VII  Portfolio Transactions and Brokerage Commissions .....................   12
VIII Determination of Net Asset Value .....................................   13
     Money Market Funds ...................................................   13
     Other Funds ..........................................................   13
IX   Shareholder Services .................................................   13
     Investment and Withdrawal Programs ...................................   13
     Exchange Privilege ...................................................   16
     Tax-Deferred Retirement Plans ........................................   17
     Qualified Tuition Programs ...........................................   18
     Information Available to Shareholders ................................   18
X    Description of Shares, Voting Rights and Liabilities .................   18
     Appendix A -- Waivers of Sales Charges ...............................  A-1
     Appendix B -- Financial Adviser Commissions and Concessions ..........  B-1
     Appendix C -- Investment Techniques, Practices and Risks .............  C-1
     Appendix D -- Description of Bond Ratings ............................  D-1
     Appendix E -- Trustees and Officers -- Identification and Background .  E-1
     Appendix F -- Investment Restrictions ................................  F-1
     Appendix G -- Proxy Voting Policies and Procedures ...................  G-1

I     MANAGEMENT OF THE FUND

      TRUSTEES/OFFICERS
      BOARD OVERSIGHT -- The Board of Trustees which oversees the Fund provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management of the Fund's assets, and the officers of the Trust are responsible for its operations.

      TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND -- The identification and background of the Trustees and Officers of the Trust are set forth in Appendix E of this Part II.


      TRUSTEE RETIREMENT PLAN -- Prior to December 31, 2001, the Trust (except MFS Series Trust XI) had a retirement plan for non-interested Trustees and Trustees who were not officers of the Trust. Effective as of December 31, 2001, the Trustees terminated the Trust's retirement plan except as to Trustees who retired on or prior to that date. When the plan was terminated, an amount equivalent to the present value of each applicable Trustee's accrued benefits thereunder through the date of termination was calculated. For certain Funds, the Trustees received a lump sum payment of this amount. For other Funds, the Trustees deferred receipt of these accrued benefits under a new deferred benefit plan, under which the value of the benefits is periodically readjusted as though an equivalent amount had been invested in shares of the applicable Fund. The deferred retirement benefits will be paid to the Trustees upon retirement or thereafter and will be based on the performance of the applicable Funds. Deferral of fees in accordance with the plan will not materially affect a Fund's assets, liabilities or net income per share. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.


        Trustees who retired on or prior to December 31, 2001, and who had served as Trustee for at least five years at the time of retirement, are entitled to certain payments under the retirement plan. Each such Trustee is entitled to receive annual payments during his or her lifetime of up to 50% of the Trustee's average annual compensation (based on the three years prior to his or her retirement) depending on the Trustee's length of service. The Fund amortizes its payment obligations under the plan.

      INDEMNIFICATION OF TRUSTEES AND OFFICERS -- The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities to the Trust or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined, pursuant to the Declaration of Trust, that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

      INVESTMENT ADVISER
      The Trust has retained Massachusetts Financial Services Company ("MFS" or the "Adviser") as the investment adviser for its Funds. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. (an insurance company).


      INVESTMENT ADVISORY AGREEMENT -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement") for all of the Funds in the Trust. Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives an annual investment advisory fee, computed daily and paid monthly, as disclosed in the Prospectus under the heading "Management of the Fund(s)."

        The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of the Adviser. The Adviser also furnishes at its own expense investment advisory and administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments and effecting its portfolio transactions.


        The Trust pays the compensation of the Trustees who are "not affiliated" with the Adviser and all expenses of the Fund (other than those assumed by the Adviser) including but not limited to: management fees; Rule 12b-1 fees; administrative services fees; program management services fees; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements, confirmations, periodic investment statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Fund's custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; organizational and start up costs; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party or otherwise may have an exposure, and the legal obligation which the Fund may have to indemnify the Trust's Trustees and officers with respect thereto. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that the Distribution Agreement with MFS Fund Distributors, Inc. ("MFD") requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.

        The Advisory Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI), or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement may be approved, renewed, amended or terminated as to one Fund in the Trust, even though the Agreement is not approved, renewed, amended or terminated as to any other Fund in the Trust.

        The Advisory Agreement grants to the Trust and the Fund a non-exclusive and non-transferable right and sub-license to use the names "Massachusetts Financial Services," "MFS" or any derivatives or logos associated with those names. If MFS for any reason no longer serves as investment adviser to the Fund, the Fund will promptly cease to use these MFS marks. MFS may permit other clients to use these MFS marks in their names or other material.

        The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its or their duties and obligations under the Advisory Agreement.


        The Adviser is free to render investment and/or other services to others. Whenever the Fund and one or more other funds or accounts advised by the Adviser have money available for investment, investments or opportunities to sell investments will be allocated in a manner believed by the Adviser to be fair and equitable to each client. The Adviser may cause the Fund to pay a financial adviser a higher commission than another financial adviser might have charged for effecting that transaction, if the Adviser determines, in good faith, that the higher commission was reasonable in relation to the value of brokerage and research services provided by the financial adviser. For more information about the Fund's investment allocation and brokerage practices, see "Portfolio Transactions and Brokerage Commissions" below.


      ADMINISTRATOR

      MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the Funds. Under a Master Administrative Services Agreement between the Funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Boards of Trustees of the Funds. Each Fund is allocated a portion of these administrative costs based on its size and relative average net assets. Until March 31, 2004, each Fund paid MFS an administrative fee up to the following annual percentage rates of the Fund's average daily net assets:

        First $2 billion                      0.0175%
        Next $2.5 billion                     0.0130%
        Next $2.5 billion                     0.0005%
        In excess of $7 billion               0.0000%

        Effective April 1, 2004, each Fund pays MFS an administrative fee up to the following annual percentage rates of the Fund's average daily net assets:

        First $2 billion                      0.01120%
        Next $2.5 billion                     0.00832%
        Next $2.5 billion                     0.00032%
        In excess of $7 billion               0.00000%

        In addition, MFS is responsible for providing certain administrative services with respect to Class R2 shares. These services include various administrative, recordkeeping and communication/educational services with respect to the retirement plans which invest in Class R2 shares, and may be provided directly by MFS or by a third party. The Fund pays an annual 0.25% administrative service fee solely from the assets of Class R2 shares to MFS for the provision of these services.


      CUSTODIAN

      State Street Bank and Trust Company, with a place of business at 225 Franklin St., Boston, MA 02110, and/or JP Morgan Chase Bank, with a place of business at One Chase Manhattan Plaza, New York, NY 10081, (each a "Custodian") is the custodian of the assets of certain Funds. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, serving as the Fund's foreign custody manager, providing reports on foreign securities depositaries, and, with respect to State Street Bank and Trust Company, calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions.

      SHAREHOLDER SERVICING AGENT
      MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to an Amended and Restated Shareholder Servicing Agreement (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, MFSC receives a fee from the Funds designed to achieve a target pre-tax annual profit margin of 10% (with a minimum and maximum pre-tax annual profit margin of 8% and 12%, respectively). Taking into account this goal, each Fund pays MFSC a fee based on its average daily net assets equal to:
      0.11% for the period from January 1, 2004 through March 31, 2004; 0.10% for the period from April 1, 2004 through June 30, 2004; and 0.0861% for the period from July 1, 2004 through December 31, 2004. Thereafter, the fee will be established upon agreement between the Funds and MFSC, taking into account MFSC's pre-tax profit margin target.

        In addition, MFSC is reimbursed by the Funds for certain expenses incurred by MFSC on behalf of the Funds. These reimbursements include payments made under agreements with third parties that provide recordkeeping, reporting, processing, and other shareholder services. Payments made under these agreements are based either on the Fund's average daily net assets or the Fund accounts serviced by the third party.

        MFSC or the Fund may also contract with other third-party service providers to provide some or all of the services described above. State Street Bank and Trust Company has contracted with MFSC to perform dividend disbursing agent functions for the Funds.

      DISTRIBUTOR

      MFS Fund Distributors, Inc. ("MFD" or the "Distributor"), a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to an Amended and Restated Distribution Agreement (the "Distribution Agreement"). The Distribution Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI) and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.

      PROGRAM MANAGER
      MFD serves as program manager for a qualified tuition program under
      Section 529 of the Internal Revenue Code through which the Funds' 529 share classes are available as investment options to program participants. From time to time, the Funds' 529 share classes may be offered through qualified tuition programs for which MFD does not serve as program manager. The Funds which offer 529 share classes have entered into a Master 529 Administrative Services Agreement, pursuant to which the Funds pay MFD an annual fee of up to 0.35% from Fund assets attributable to the 529 share classes made available through qualified tuition programs.

      CODE OF ETHICS

      The Fund and its Adviser and Distributor have each adopted a code of ethics as required under the Investment Company Act of 1940 ("the 1940 Act"). Subject to certain conditions and restrictions, this code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Fund. Securities transactions by some of these persons may be subject to prior approval of the Adviser's Compliance Department and securities transactions of certain personnel are subject to quarterly reporting and review requirements. The code is on public file with, and is available from, the Securities and Exchange Commission (the "SEC"). The code can be reviewed and copied at the:

           Public Reference Room
           Securities and Exchange Commission
           Washington, D.C. 20549-0102

      Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. The code also is available on the EDGAR Database on the Commission's internet website at http:// www.sec.gov, and copies of the code may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

II    PRINCIPAL SHARE CHARACTERISTICS


      Set forth below is a description of Class A, 529A, B, 529B, C, 529C, R1, R2, I and J shares offered by the MFS Family of Funds (the MFS Funds). Some MFS Funds may not offer each class of shares -- see the Prospectus of the Fund to determine which classes of shares the Fund offers.


        The term "financial adviser" as used in the SAI includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institution having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates.


      CLASS A, CLASS 529A AND CLASS J SHARES

      MFD acts as a distributor in selling Class A, 529A and J shares of the Fund to financial advisers. The public offering price of Class A, 529A and J shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A, 529A and J share of the Fund is calculated by dividing the net asset value of a share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "How to Purchase, Exchange and Redeem Shares" in the Prospectus). The sales charge may be reduced or waived with respect to certain purchase amounts and pursuant to certain shareholder programs (see "Shareholder Services" below and Appendix A). Certain purchases of Class A shares (but not Class 529A shares) may be subject to a 1% CDSC instead of an initial sales charge, as described in the Fund's Prospectus.

        In addition, purchases of Class A shares (but not Class 529A shares) made under the following four categories are not subject to an initial sales charge; however, a CDSC of 1% will be deducted from redemption proceeds if the redemption is made within 12 months of purchase:


      o Investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended (referred to as ERISA), if, prior to July 1, 1996

          > the plan had established an account with MFSC; and

          > the sponsoring organization had demonstrated to the satisfaction of MFD that either:

              + The employer had at least 25 employees; or

              + The total purchases by the retirement plan of Class A shares of the MFS Funds would be in the amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;

      o Investment in Class A shares by certain retirement plans subject to ERISA, if

          > The retirement plan is one for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services;


          > The plan established an account with MFSC between July 1, 1996 and March 30, 2001; and

          > The total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) of Class A shares of the MFS Funds will be in the amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion;

      o Investments in Class A shares by certain retirement plans subject to ERISA, if

          > The plan established an account with MFSC between July 1, 1996 and March 30, 2001;

          > The plan has, at the time of purchase, either alone or in aggregate with other plans maintained by the same plan sponsor, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds; and

          > THE RETIREMENT PLANS WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE
            PLANS OR THEIR SPONSORING ORGANIZATION INFORMS MFSC PRIOR TO THE PURCHASES THAT THE PLANS HAVE A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS; MFSC HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH PLANS QUALIFY UNDER THIS CATEGORY;

      o Investment in Class A shares by certain retirement plans subject to ERISA, if


          > The plan established an account with MFSC between July 1, 1997 and December 31, 1999;

          > The plan records are maintained on a pooled basis by MFSC; and

          > The sponsoring organization demonstrates to the satisfaction of MFD that, at the time of purchase, the employer has at least 200 eligible employees and the plan has aggregate assets of at least $2,000,000.


      CLASS B, CLASS 529B, CLASS C, CLASS 529C, CLASS R1, CLASS R2, AND CLASS I SHARES

      MFD acts as distributor in selling Class B, Class C, Class R1, Class R2, Class 529B, Class 529C and Class I shares of the Fund. The public offering price of Class B, Class C, Class R1, Class R2, Class 529B, Class 529C and Class I shares is their net asset value next computed after the sale. Class B, Class C, Class 529B and Class 529C shares are generally subject to a CDSC, as described in the Fund's Prospectus.

      WAIVER OF SALES CHARGES

      In certain circumstances, the initial sales charge imposed upon purchases of Class A and 529A shares and the CDSC imposed upon redemptions of Class A, B, C, 529B and 529C shares are waived. These circumstances are described in Appendix A of this Part II. The Funds, MFS and their affiliates reserve the right to eliminate, modify and add waivers at any time in their discretion.

      FINANCIAL ADVISER COMMISSIONS AND CONCESSIONS
      MFD pays commissions and provides concessions to financial advisers that sell Fund shares. These financial adviser commissions and concessions are described in Appendix B of this Part II.


      GENERAL

      Neither MFD nor financial advisers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to financial advisers. MFD may benefit from its temporary holding of funds paid to it by financial advisers for the purchase of Fund shares.


III   DISTRIBUTION PLAN


      RULE 12B-1 PLAN
      The Trustees have adopted a Distribution Plan for Class A, Class 529A, Class B, Class 529B, Class C, Class 529C, Class R1, Class R2, and Class J shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders.


        The provisions of the Distribution Plan are severable with respect to each Class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Fund required to liquidate portfolio securities to meet redemptions. The Distribution Plan is also designed to assist in the servicing and maintenance of shareholder accounts, and to minimize redemptions and reductions in net assets in order to maintain asset levels. There is, however, no assurance that the net assets of the Fund will increase or not be reduced, or that the other benefits referred to above will be realized.

        In certain circumstances, the fees described below may not be imposed, are being waived or do not apply to certain MFS Funds. Current distribution and service fees for each Fund are reflected under the captions "Expense Summary" and "Description of Share Classes -- Distribution and Service Fees" in the Prospectus.

      FEATURES COMMON TO EACH CLASS OF SHARES
      There are features of the Distribution Plan that are common to each Class of shares, as described below.


      SERVICE FEES -- The Distribution Plan provides that the Fund may pay
      MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B, Class C, Class R1, Class R2, Class 529A, Class 529B, Class 529C, or Class J shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate financial advisers which enter into an agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the financial adviser with respect to shares of the Designated Class owned by investors for whom such financial adviser is the financial adviser or holder of record or for whom the financial adviser provides such services. MFD may from time to time reduce the amount of the service fees paid to financial advisers. Financial advisers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Distribution Plan for which there is no financial adviser of record, for which payment of the service fee to financial advisers has been reduced, or for which qualification standards have not been met.

      DISTRIBUTION FEES -- The Distribution Plan provides that the Fund may pay MFD a distribution fee in addition to the service fee described above based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. MFD pays commissions to financial advisers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expense and equipment. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each Class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.


      OTHER COMMON FEATURES -- Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each Class of shares covered by the Distribution Plan.

        The Distribution Plan remains in effect from year to year only if its continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the Designated Class of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the Designated Class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the Designated Class of the Fund's shares or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non- interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.

      FEATURES UNIQUE TO EACH CLASS OF SHARES
      There are certain features of the Distribution Plan that are unique to each Class of shares, as described below.


      CLASS A AND CLASS 529A SHARES -- Class A and 529A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the financial adviser making the sale (the remainder of which is paid to MFD). In addition to the initial sales charge, the financial adviser also generally receives the ongoing 0.25% per annum service fee, as discussed above.

        The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to up to 0.10% of Class A shares' average daily net assets and up to 0.25% of Class 529A shares' average daily net assets. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial advisers and payments to wholesalers employed by MFD (e.g., MFD pays commissions to financial advisers with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of Class A shares' average daily net assets and 0.50% per annum of Class 529A shares' average daily net assets, the Fund is permitted to pay such distribution- related expenses or other distribution-related expenses.

      CLASS B AND CLASS 529B SHARES -- Class B and 529B shares are offered at net asset value without an initial sales charge but subject to a CDSC as described in the Prospectus. MFD generally advances to financial advisers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD retains the service fee paid by the Fund with respect to such shares for the first year after purchase and financial advisers become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

        Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to up to 0.75% of the Fund's average daily net assets attributable to Class B and 529B shares, respectively. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to financial advisers upon purchase of Class B and 529B shares).

      CLASS C AND CLASS 529C SHARES -- Class C and 529C shares are offered at net asset value without an initial sales charge but subject to a CDSC of 1.00% as described in the Prospectus. MFD will generally pay a commission to financial advisers of up to 1.00% of the purchase price of Class C or 529C shares purchased through financial advisers at the time of purchase. In compensation for this 1.00% commission paid by MFD to financial advisers, MFD will retain the 1.00% per annum Class C or 529C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and financial advisers will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

        This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn generally pays to financial advisers), as discussed above, and a distribution fee paid to MFD (which MFD also in turn generally pays to financial advisers) under the Distribution Plan, equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C or 529C shares, respectively.

      CLASS R1 AND CLASS R2 SHARES -- Class R1 and R2 shares are offered at net asset value without an initial sales charge or CDSC. Class R1 and R2 shares are generally available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans. MFD may pay an up front commission from the Class R1 and R2 distribution fee and may pay the ongoing service fee to the financial adviser making the sale or providing certain services to the retirement plan.

        The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to up to 0.25% of the Fund's average daily net assets attributable to Class R1 and R2 shares, respectively. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial advisers and payments to wholesalers employed by MFD. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed up to 0.50% per annum of the average daily net assets of the Fund attributable to Class R1 and R2 shares, respectively, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

      CLASS J SHARES -- Class J shares are generally offered pursuant to an initial sales charge, a substantial portion or all of which is paid to or retained by the financial adviser making the sale (the remainder of which is paid to MFD). In addition to the initial sales charge, the financial adviser also generally receives the ongoing 0.25% per annum service fee, as discussed above.

        The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to up to 0.75% of the Fund's average daily net assets attributable to Class J shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial advisers and payments to wholesalers employed by MFD. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed up to 1.00% per annum of the average daily net assets of the Fund attributable to Class J shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.


IV    INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS

      Set forth in Appendix C of this Part II is a description of investment techniques and practices which the MFS Funds may generally use in pursuing their investment objectives and investment policies, and the risks associated with these investment techniques and practices. Set forth in Appendix F of this Part II is a description of investment restrictions to which the Fund is subject.

V     NET INCOME AND DISTRIBUTIONS

      MONEY MARKET FUNDS
      The net income attributable to each MFS Fund that is a money market fund is determined each day during which the New York Stock Exchange is open for trading (see "Determination of Net Asset Value" below for a list of days the Exchange is closed).

        For this purpose, the net income attributable to shares of a money market fund (from the time of the immediately preceding determination thereof) shall consist of (i) all interest income accrued on the portfolio assets of the money market fund, (ii) less all actual and accrued expenses of the money market fund determined in accordance with generally accepted accounting principles, and (iii) plus or minus net realized gains and losses on the assets of the money market fund, if any. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity.

        Since the net income is declared as a dividend each time the net income is determined, the net asset value per share (i.e., the value of the net assets of the money market fund divided by the number of shares outstanding) is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in the shareholder's account.

        It is expected that the shares of the money market fund will have a positive net income at the time of each determination thereof. If for any reason the net income determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the money market fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month (or during the month in the case of an account liquidated in its entirety), the money market fund could reduce the number of its outstanding shares by treating each shareholder of the money market fund as having contributed to its capital that number of full and fractional shares of the money market fund in the account of such shareholder which represents its proportion of such excess. Each shareholder of the money market fund will be deemed to have agreed to such contribution in these circumstances by its investment in the money market fund. This procedure would permit the net asset value per share of the money market fund to be maintained at a constant $1.00 per share.

      OTHER FUNDS
      Each MFS Fund other than the MFS money market funds intends to distribute to its shareholders all or substantially all of its net investment income. These Funds' net investment income consists of non-capital gain income less expenses. In addition, these Funds intend to distribute net realized short- and long-term capital gains, if any, at least annually. Shareholders will be informed of the tax consequences of such distributions, including whether any portion represents a return of capital, after the end of each calendar year.

VI    TAX CONSIDERATIONS

      The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the Fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisors about the impact an investment in the Fund may have on their own tax situations.

      TAXATION OF THE FUND
      FEDERAL TAXES -- The Fund (even if it is a fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected (or in the case of a new Fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of its distributions (as a percentage of both its investment company taxable income and any tax-exempt income), and the composition of its portfolio assets. As a regulated investment company, the Fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund failed to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions would generally be taxable as dividend income to the shareholders.

      MASSACHUSETTS TAXES -- As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

      TAXATION OF SHAREHOLDERS

      TAX TREATMENT OF DISTRIBUTIONS -- Subject to the special rules discussed below for Municipal Funds, shareholders of the Fund normally will have to pay federal income tax and any state or local income taxes on the dividends and capital gain distributions they receive from the Fund. Except as described below, any distributions from ordinary income or from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether paid in cash or reinvested in additional shares. Certain distributions of ordinary dividends to a non-corporate shareholder of the Fund may qualify as "qualified dividend income," provided that they are so designated by the Fund and that the recipient shareholder satisfies certain holding period requirements and refrains from making certain elections (described below). Those distributions will be taxed at reduced rates to the extent derived from "qualified dividend income" of the Fund. If more than 95% of the Fund's gross income, calculated without taking into account long-term capital gains, consists of "qualified dividend income," the Fund may designate, and the Fund's non-corporate shareholders may then treat, all of those distributions as "qualified dividend income" if the shareholders satisfy certain holding period requirements and refrain from making certain elections. "Qualified dividend income" generally is income derived from dividends from U.S. corporations or from "qualified foreign corporations," which are corporations that are either incorporated in a U.S. possession or eligible for benefits under certain U.S. tax treaties. Distributions from a foreign corporation that is not a "qualified foreign corporation" may nevertheless be treated as "qualified dividend income" if the applicable stock is readily tradable on an established U.S. securities market. Stock is considered readily tradable on an established U.S. securities market if that stock, or an American Depository Receipt (an ADR) with respect to that stock, is listed on certain securities exchanges or on the Nasdaq Stock Market. "Passive foreign investment companies," "foreign personal holding companies" and "foreign investment companies" will not be treated as "qualified foreign corporations" for these purposes.

        In order for some portion of the dividends received by a shareholder of the Fund to be "qualified dividend income," the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.


        Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares.


        Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning on or before December 31, 2008.


        Any Fund dividend that is declared in October, November or December of any calendar year, payable to shareholders of record in such a month and paid during the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

        Any Fund distribution, other than dividends that are declared by the Fund on a daily basis, will have the effect of reducing the per share net asset value of Fund shares by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any such distribution (other than an exempt-interest dividend) may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

      DIVIDENDS-RECEIVED DEDUCTION -- If the Fund receives dividend income from U.S. corporations, a portion of the Fund's ordinary income dividends is normally eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments.

      DISPOSITION OF SHARES -- In general, any gain or loss realized upon a disposition of Fund shares by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to "wash sales." Gain may be increased (or loss reduced) upon a redemption of Class A Fund shares held for 90 days or less followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of the Fund or of any other shares of an MFS Fund generally sold subject to a sales charge.

      DISTRIBUTION/ACCOUNTING POLICIES -- The Fund's current distribution and accounting policies will affect the amount, timing, and character of distributions to shareholders and may, under certain circumstances, make an economic return of capital taxable to shareholders.

      U.S. TAXATION OF NON-U.S. PERSONS -- Dividends and certain other payments (but not including distributions of net capital gains) to persons who are neither citizens nor residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. The Fund intends to withhold at that rate on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. The Fund may withhold at a lower rate permitted by an applicable treaty if the shareholder provides the documentation required by the Fund. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims.

      BACKUP WITHHOLDING -- The Fund is also required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, including capital gain dividends, redemption proceeds (except for redemptions by money market funds), and certain other payments that are paid to any non-corporate shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

      FOREIGN INCOME TAXATION OF NON-U.S. PERSONS -- Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions.

      STATE AND LOCAL INCOME TAXES: U.S. GOVERNMENT SECURITIES -- Dividends paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. The Fund generally intends to advise shareholders of the extent, if any, to which its dividends consist of such interest. Shareholders are urged to consult their tax advisors regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.


      CERTAIN INVESTMENTS -- Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount (including certain high yield debt obligations) will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. The Fund's investments in REIT equity securities may also require the Fund to accrue and distribute income not yet received and may at other times result in the Fund's receipt of cash in excess of the REIT's earnings. If the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Income from REIT securities generally will not be eligible for treatment as qualified dividend income. Any investment in residual interests of a Collateralized Mortgage Obligation (a CMO) that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders. Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in REITs that hold residual interests in REMICs; or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code
      Section 514(b). If a charitable remainder trust (as defined in Code
      Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year.


      OPTIONS, FUTURES CONTRACTS, AND FORWARD CONTRACTS -- The Fund's transactions in options, Futures Contracts, Forward Contracts, short sales "against the box," and swaps and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. These special rules may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. The Fund will limit its activities in options, Futures Contracts, Forward Contracts, short sales "against the box" and swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.

      FOREIGN INVESTMENTS -- Special tax considerations apply with respect to foreign investments by the Fund. Foreign exchange gains and losses realized by the Fund may be treated as ordinary income and loss. Use of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market certain investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

      FOREIGN INCOME TAXES -- Investment income received by the Fund and gains with respect to foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance, since the amount of the Fund's assets to be invested within various countries is not known.

        If the Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, it may elect to "pass through" to its shareholders foreign income taxes paid by it. If the Fund so elects, shareholders will be required to treat their pro rata portions of the foreign income taxes paid by the Fund as part of the amounts distributed to them by it and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the Fund is not eligible, or does not elect, to "pass through" to its shareholders foreign income taxes it has paid, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.

      SPECIAL RULES FOR MUNICIPAL FUND DISTRIBUTIONS
      The following special rules apply to shareholders of funds whose objective is to invest primarily in obligations that pay interest that is exempt from federal income tax ("Municipal Funds").

      TAX EXEMPT DISTRIBUTIONS -- The portion of a Municipal Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an "exempt-interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax. Except when the Fund provides actual monthly percentage breakdowns, the percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax- exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.


      TAXABLE DISTRIBUTIONS -- A Municipal Fund may also earn some income that is taxable (including interest from any obligations that lose their federal tax exemption) and may recognize capital gains and losses as a result of the disposition of securities and from certain options and futures transactions. Shareholders normally will have to pay federal income tax on the non-exempt-interest dividends and capital gain distributions they receive from the Fund, whether paid in cash or reinvested in additional shares. However, such Funds do not expect that the non-tax-exempt portion of their net investment income, if any, will be substantial. Because Municipal Funds expect to earn primarily tax-exempt interest income, it is expected that dividends from such Funds will not qualify for the dividends-received deduction for corporations and will not be treated as "qualified dividend income" taxable to non-corporate shareholders at reduced rates.


      CONSEQUENCES OF DISTRIBUTIONS BY A MUNICIPAL FUND: EFFECT OF ACCRUED
      TAX- EXEMPT INCOME -- Shareholders redeeming shares after tax-exempt income has been accrued but not yet declared as a dividend should be aware that a portion of the proceeds realized upon redemption of the shares will reflect the existence of such accrued tax-exempt income and that this portion may be subject to tax as a capital gain even though it would have been tax-exempt had it been declared as a dividend prior to the redemption. For this reason, if a shareholder wishes to redeem shares of a Municipal Fund that does not declare dividends on a daily basis, the shareholder may wish to consider whether he or she could obtain a better tax result by redeeming immediately after the Fund declares dividends representing substantially all the ordinary income (including tax-exempt income) accrued for that period.

      CERTAIN ADDITIONAL INFORMATION FOR MUNICIPAL FUND SHAREHOLDERS -- Interest on indebtedness incurred by shareholders to purchase or carry Fund shares will not be deductible for federal income tax purposes. Exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisors before purchasing Fund shares.

      CONSEQUENCES OF REDEMPTION OF SHARES -- Any loss realized on a redemption of Municipal Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those shares. If not disallowed, any such loss will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares.

      STATE AND LOCAL INCOME TAXES: MUNICIPAL OBLIGATIONS -- The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or local taxing authority. Some states do exempt from tax that portion of an exempt-interest dividend that represents interest received by a regulated investment company on its holdings of securities issued by that state and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its shareholders the percentage of interest income earned by it during the preceding year on Municipal Bonds and will indicate, on a state-by-state basis only, the source of such income.

      SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES
      The following special considerations apply specifically to the ownership of a Fund's 529 share classes through a tuition program that qualifies under Section 529 of the Code.

        The 529 share classes are an investment option under one or more tuition programs designed to qualify under Section 529 of the Code so that earnings on investments are not subject to federal income tax (to either a contributor to the tuition program or a designated beneficiary) until the earnings are withdrawn. Withdrawals of earnings that are used to pay "qualified higher education expenses" are tax-free for federal income tax purposes for tax years beginning on or before December 31, 2010. State and local taxes may still apply. These tax benefits are not available to 529 shares that are not owned through a qualifying Section 529 tuition program.

        Withdrawals of earnings that are not used for the designated beneficiary's qualified higher education expenses generally are subject not only to federal income tax but also to a 10% penalty tax unless such amounts are transferred within sixty (60) days to another tuition program for the same designated beneficiary (only one such transfer may be made in any twelve (12) month period) or another designated beneficiary who is a member of the family of the designated beneficiary with respect to which the distribution was made and certain other conditions are satisfied. The 10% penalty tax will not apply to withdrawals made under certain circumstances, including certain withdrawals made after the designated beneficiary dies or becomes disabled. Withdrawals attributable to contributions to the tuition program (including the portion of any rollover from another tuition program that is attributable to contributions to that program) are not subject to tax.

      TAX SHELTER REPORTING -- Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

VII   PORTFOLIO TRANSACTIONS AND

      BROKERAGE COMMISSIONS
      Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity.


        In connection with the selection of brokers or dealers, and the placing of Fund portfolio transactions, the Adviser seeks to achieve for the Fund the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions.

        In the case of securities traded in the over-the-counter market, the Adviser normally seeks to deal directly with the primary market makers, unless in its opinion, best execution may be available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on tender or exchange offers. Such soliciting or dealer fees are in effect recaptured by the MFS Funds.

        As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser may cause the Fund to pay a broker or dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other brokers or dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer viewed in terms or either a particular transaction or the Adviser's overall responsibilities to the Fund and its other clients. "Commissions," as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, mark-downs, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.


        Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage and research services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing such brokerage and research services.

        The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).


        Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund and the Adviser's other clients.

        The advisory fee paid by the Fund to the Adviser is not reduced as a consequence of the Adviser's receipt of Research. To the extent the Fund's portfolio transactions are used to obtain Research, the brokerage commissions paid by the Fund might exceed those that might otherwise be paid, by an amount which cannot be currently determined. The Research received is useful and of value to the Adviser in serving both the Fund and other clients of the Adviser. While the Research is not expected to reduce the expenses of the Adviser, the Adviser would, through the use of the Research, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.


        In effecting portfolio transactions on behalf of the Fund and the Adviser's other clients, the Adviser from time to time may instruct the broker-dealer that executes a transaction to allocate, or "step out," a portion of such transaction to another broker-dealer. The broker-dealer to which the Adviser has "stepped out" would then settle and complete the designated portion of the transaction, and the executing broker-dealer would settle and complete the remaining portion of the transaction that has not been "stepped out." Each broker-dealer would receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.


        Certain Funds have entered into an arrangement with State Street Brokerage Services, Inc. ("SSB"), an affiliate of State Street Bank and Trust Company, one of the Fund's Custodians, under which, with respect to certain brokerage transactions directed to certain broker-dealers, the Funds receive, on a trade-by-trade basis, a credit for part of the brokerage commission paid, which is applied against other expenses of the Funds, including the Funds' custodian fees. In addition, the Funds' have an expense offset arrangement that reduces the Funds' custodian fees based upon the amount of cash maintained by the Funds with their custodian and dividend disbursing agent.

        In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Fund believes that its ability to participate in volume transactions will produce better executions for the Fund.


VIII  DETERMINATION OF NET ASSET VALUE


      The net asset value per share of each class of the Fund is determined each day during which the New York Stock Exchange (the "Exchange") is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except in an emergency and for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time) (the "valuation time") by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of Fund shares outstanding for that class. The MFS Government Money Market Fund also determines its net asset value as of 8:30 a.m. Eastern time on each day the Exchange is open for business.


      MONEY MARKET FUNDS

      Portfolio securities of each MFS Fund that is a money market fund are valued at amortized cost, which the Board of Trustees of such Fund has determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This valuation method will continue to be used until such time as the Board of Trustees determines that it does not constitute fair value for such purposes. Each money market fund will limit its portfolio to those investments in U.S. dollar-denominated instruments that the Adviser under the supervision of the Fund's Board of Trustees determines present minimal credit risks, and that are of high quality as determined by any major rating service or, in the case of any instrument that is not so rated, of comparable quality as determined by the Adviser under the supervision of the Fund's Board of Trustees. Each money market fund has also agreed to maintain a dollar-weighted average maturity of 90 days or less and to invest only in securities maturing in 13 months or less. The Board of Trustees that oversees each money market fund has established procedures designed to stabilize its net asset value per share, as computed for the purposes of sales and redemptions, at $1.00 per share. If the Board determines that a deviation from the $1.00 per share price may exist that may result in a material dilution or other unfair result to investors or existing shareholders, it may take corrective action it regards as necessary and appropriate, which action could include the sale of instruments prior to maturity (to realize capital gains or losses); shortening average portfolio maturity; withholding dividends; or using market quotations for valuation purposes.


      OTHER FUNDS

      The following valuation techniques apply to each MFS Fund that is not a money market fund.

        Equity securities held by a Fund are valued at their market value when market quotations are readily available. Debt securities held by a Fund are valued based on information furnished by an independent pricing service or readily available market quotations. Certain short-term debt instruments used to manage a Fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. When pricing-service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees. For example, events reasonably determined to be significant (such as certain movements in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the Fund's valuation time that may impact the value of securities traded in these foreign markets. In these cases, the Fund may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the Fund's valuation time. Fair valuation of foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.


IX    SHAREHOLDER SERVICES

      INVESTMENT AND WITHDRAWAL PROGRAMS

      The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These programs are described below and, in certain cases, in the Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A or 529A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund. Some of those services and programs may not be available to you if your shares are held with the Fund in the name of your financial adviser or if your investment in the Fund is made through a retirement plan or 529 tuition program.

      LETTER OF INTENT -- If a shareholder (other than a group purchaser described below under "Group Purchases") commits to invest a specific dollar amount of Class A or 529A shares of the Fund alone or in combination with shares of any class of MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or for Class A shares, a 36-month period in the case of purchases of $1 million or more), the shareholder may obtain Class A or 529A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from MFSC) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The gross amount of the shareholder's investment (which includes the amount of the sales charge paid) will apply towards the Letter of Intent commitment. Shareholders may combine certain accounts of a spouse (or legal equivalent under state law) and their children under the age of 21 for purposes of meeting this commitment amount. Accounts eligible for linking under the Letter of Intent include individual accounts, joint accounts, bona fide trusts where the shareholder, spouse or child under 21 is grantor, MFS 529 College Savings Plan accounts, single-participant retirement plan accounts and accounts held in the name of a financial adviser (excluding accounts held in omnibus arrangements); provided, however, that your financial adviser must inform MFSC when to combine eligible accounts held in its name with accounts held with MFSC in your name directly. The shareholder or his or her financial adviser must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his or her purchases within 13 months (or 36 months in the case of purchases of Class A shares of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, the shareholder will pay the increased amount of the sales charge as described in the Prospectus. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the financial adviser stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.


        Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by MFSC in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to the shareholder's order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

        If the intended investment is not completed, MFSC will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by MFSC. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints MFSC his or her attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.


      RIGHT OF ACCUMULATION -- A shareholder qualifies for cumulative quantity discounts on the purchase of Class A or 529A shares when the shareholder's new investment, together with the current offering price value of all holdings of Class A, Class B, Class C, Class R1, Class R2, Class 529A, Class 529B and Class 529C shares of that shareholder, including the shareholder's spouse (or legal equivalent under state law) and children under 21, in the MFS Funds or MFS Fixed Fund reaches a discount level; provided, however, that non-omnibus accounts held in the name of a financial adviser may not be aggregated with individual shareholder accounts for purposes of the Right of Accumulation discount unless the financial adviser informs MFSC when to combine certain eligible accounts. See "Description of Share Classes" in the Prospectus for the sales charges on quantity discounts. A shareholder must provide his or her financial adviser or MFSC (or the shareholder's financial adviser must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made, which may include account statements of accounts held at other financial advisers.


      SUBSEQUENT INVESTMENT BY TELEPHONE -- Each shareholder may purchase additional shares of any MFS Fund by telephoning MFSC toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by MFSC on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. MFSC will request personal or other information from the caller, and will generally also record calls. You may elect this provilege on your account application if you wish to use telephone transactions. If you have elected this privilege, you will be liable for any losses resulting from unauthorized telephone transactions unless MFSC does not follow reasonable procedures designed to verify the identity of the caller. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


      DISTRIBUTION INVESTMENT PROGRAM -- Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of that fund are available for sale. Distributions will be invested at net asset value (exclusive of any sales charge) and will not be subject to any CDSC or redemption fee, if applicable. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.


      SYSTEMATIC WITHDRAWAL PLAN -- Except with respect to the 529 share classes, a shareholder may direct MFSC to send the shareholder (or anyone the shareholder designates) regular periodic payments based upon the value of the shareholder's account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) shares representing reinvested distributions; (ii) shares representing undistributed capital gains and income; and (iii) to the extent necessary, shares representing direct investments subject to the lowest CDSC. The CDSC will be waived in the case of redemptions of Class B and Class C shares pursuant to a SWP, but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC. Redemptions made under SWP are not subject to a redemption fee, if applicable. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be received in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, MFSC. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. MFSC may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by MFSC on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.


      INVEST BY MAIL -- Additional investments of $50 or more may be made at any time by mailing a check payable to the Fund directly to MFSC. The shareholder's account number and the name of the shareholder's financial adviser must be included with each investment.

      GROUP PURCHASES -- A bona fide group and all its members may be treated at MFD's discretion as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent) obtain quantity sales charge discounts on the purchase of Class A or 529A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the financial adviser to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or financial adviser, clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.


      AUTOMATIC EXCHANGE PLAN -- Shareholders having account balances of at least $2,000 in any MFS Fund may participate in the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder (if available for sale). Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial transfer will occur after receipt and processing by MFSC of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.


        Exchanges made under the Automatic Exchange Plan may not be subject to the limitations on exchange activity under the Fund's Exchange Limitation Policies as described in the Prospectus. No transaction fee or redemption fee, if applicable, for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A or 529A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to the Fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by MFSC in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the financial adviser or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.


        A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan. However, such investments may be subject to the Fund's Exchange Limitation Policies as described in the Prospectus. The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

      REINSTATEMENT PRIVILEGE -- Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A or 529A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge). For shareholders who exercise this privilege after redeeming Class A, Class C or Class 529C shares, if the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC you paid; however, your new Class A, Class C or Class 529C shares (as applicable) will still be subject to a CDSC for up to one year from the date you originally purchased the shares redeemed.

        Shareholders who redeem Class B or Class 529B shares and then exercise their 90-day reinstatement privilege may reinvest their redemption proceeds in Class A or Class 529A shares, in which case the Class A or Class 529A shares purchased will not be subject to a front-end sales charge or a CDSC, but if you paid a CDSC when you redeemed your Class B or Class 529B shares, your account will not be credited with the CDSC you paid.

        In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A or Class 529A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

      EXCHANGE PRIVILEGE
      Subject to the requirements set forth below and subject to the Fund's policies on excessive trading as described in the Prospectus, some or all of the shares of the same class in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the Class of shares) at net asset value. Exchanges will be made only after instructions in writing, by telephone or by other means acceptable to MFSC (an "Exchange Request") are received for an established account by MFSC, and are subject to the Funds' excessive trading policies and right to reject, restrict or cancel any purchase or exchange order.


      EXCHANGES AMONG MFS FUNDS (EXCLUDING EXCHANGES FROM MFS MONEY MARKET FUNDS) -- No initial sales charge or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, a pro rata portion of the CDSC will carry over to the acquired shares. For exchanges into and from the MFS Government Money Market Fund, the net asset value determined as of the close of regular trading on the NYSE (generally 4:00 p.m.) will be used (as opposed to the net asset value determined as of 8:30 a.m.).


      EXCHANGES INVOLVING AN MFS MONEY MARKET FUND -- Class A, I, 529A, R1 and R2 shares of a Fund may be exchanged for shares of the MFS Money Market Fund. Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. The rules are described under the caption "How to Purchase, Exchange and Redeem Shares" in the Prospectuses of those MFS money market funds.

      EXCHANGES INVOLVING THE MFS FIXED FUND -- Class A, C, R1 and R2 shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A, C, R1 and R2 shares of any MFS Fund (if the share purchase eligibility for these share classes is met) (subject to applicable limitations on the exchange privilege). With respect to exchanges between Class C shares subject to a CDSC and Units, a shareholder will only be eligible to make the exchange if the CDSC would have been waived had the Class C shares been redeemed. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.

      SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES -- A shareholder's ability to exchange Class 529A, 529B or 529C shares of an MFS Fund for shares of corresponding 529 share classes of other Funds may be limited under
      Section 529 of the Internal Revenue Code and the tuition program through which the investment in the MFS Funds is made.


      GENERAL -- Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the financial adviser or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of participants in MFS Serviced Plans) or all the shares in the account. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If the Exchange Request is received by MFSC prior to the close of regular trading on the Exchange the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time (and subject to the Funds' policies on excessive trading as discussed in Fund Prospectuses). Financial advisers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to MFD by facsimile or electronic means subject to the requirements set forth above.

        Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from financial advisers or MFSC. A shareholder considering an exchange should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any exchange.


        Any state income tax advantages for investment in shares of each state-specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws. The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations imposed from time to time at the discretion of the Funds in order to protect the Funds.

      TAX-DEFERRED RETIREMENT PLANS

      Shares of the Fund may be purchased by all types of tax-deferred retirement plans. MFD makes available, through financial advisers, plans and/or custody agreements, the following:


        o Traditional Individual Retirement Accounts (IRAs) (for individuals who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

        o Roth Individual Retirement Accounts (Roth IRAs) (for individuals who desire to make limited contributions to a tax-favored retirement program);

        o Simplified Employee Pension (SEP-IRA) Plans;

        o Retirement Plans Qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code");

        o 403(b) Plans (deferred compensation arrangements for employees of public school systems and certain non-profit organizations); and

        o Certain other qualified pension and profit-sharing plans.


        The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. For further details with respect to any plan, including fees charged by the trustee, custodian or MFS (or its affiliates), tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.


        An investor should consult with his or her tax adviser before establishing any of the tax-deferred retirement plans described above.

        For those Funds that do not offer Class R1 and R2 shares, Class C shares are not generally available (subject to policies adopted by MFD from time to time) for purchase by any retirement plan qualified under Internal Revenue Code Section 401(a) or 403(b) if the retirement plan is one for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services ("MFS Serviced Plan"). See the Fund's prospectus for details.


        MFS and its affiliates provide recordkeeping services to MFS Serviced Plans pursuant to a services agreement entered into between MFS and the sponsor of the MFS Serviced Plans. MFS and its affiliates limit the classes of shares available to MFS Serviced Plans under the terms of such services agreement. MFS and its affiliates currently offer the following share classes to MFS Serviced Plans based upon the following investment thresholds:

      PLAN INVESTMENTS                              AVAILABLE SHARE CLASS
      ----------------                              ---------------------

      Between $0 and $1 million                     Class C shares
      Between $1 million and $10 million            Class R1, R2 shares
      Over $10 million                              Class A shares

        Plan assets are determined at the time of purchase, either alone or in aggregate with other plans maintained with the MFS Funds by the same plan sponsor, and must be at the time of investment, or within a reasonable period of time, as determined by MFD in its sole discretion, within the applicable asset thresholds described above. MFS may waive or change these criteria from time to time at its discretion.

        Purchases of Class R1 shares by retirement plans other than MFS Serviced Plans or plans with respect to which MFD has entered into an administrative arrangement (these other plans being referred to as "Investment Only Plans") are generally subject to a minimum investment amount of $1 million. Class R2 shares are not available for sale to Investment Only Plans.

      QUALIFIED TUITION PROGRAMS

      Class 529A, 529B and 529C shares are only offered in conjunction with qualified tuition programs established in accordance with Section 529 of the Internal Revenue Code. Contributions to these tuition programs may be invested in the Funds' Class 529A, 529B or 529C shares. Earnings on investments in the Funds made through such tuition programs may receive favorable tax treatment under the Internal Revenue Code, as described under "Tax Considerations" above. The description of the tuition program available from an investor's financial representative contains information on policies, services and restrictions which may apply to an investor's account with a tuition program through which an investment in the Funds are made.

      INFORMATION AVAILABLE TO SHAREHOLDERS
      The Fund will make available to shareholders, upon reasonable request, information on its portfolio holdings and capital gain and loss positions in accordance with its operating policies concerning the release of such information, which may be changed at any time at the discretion of the Fund without notice to shareholders.

X     DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

      The Trust's Declaration of Trust permits the Trust's Board of Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of each series, to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Trust has reserved the right to create and issue additional series and classes of shares and to classify or reclassify outstanding shares. Each share of each class represents an equal proportionate interest in the Fund with each other share of that class. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series).

        Each shareholder of the Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of all series of the Trust generally will vote together on all matters except when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by series or class. Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of shares representing two-thirds of the voting power of the outstanding shares of the Trust.

        Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust.

        The Trust, or any series or class of the Trust, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized (either at a meeting or by written consent) by shareholders representing a majority of the voting power of the Trust voting as a single class or of the affected series or class. The Trust, or any series or class, may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. Any series of the Trust, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. If not so terminated, the Trust will continue indefinitely.

        The Trustees may cause a shareholder's shares to be redeemed in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a Fund if necessary, and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of the applicable Fund (for example, in the case of a market timer). The exercise of the power granted to the Trustees under the Declaration of Trust to involuntarily redeem shares is subject to any applicable provisions under the 1940 Act or the rules adopted thereunder. The staff of the Securities and Exchange Commission takes the position that the 1940 Act prohibits involuntary redemptions; however, the staff has made exceptions in limited circumstances.

        Under the Declaration of Trust, the Fund may, in the future, convert to a master/feeder structure or a fund of funds structure without shareholder approval. In a master/feeder structure, a fund invests all of its assets in another investment company with similar investment objectives and policies. In a fund of funds structure, a fund invests all or a portion of its assets in multiple investment companies.

        The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust also maintains insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

        The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

        The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of the Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

        The Trust's Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

--------------------
PART II - APPENDIX A
--------------------

WAIVERS OF SALES CHARGES

This Appendix sets forth the various circumstances in which the initial sales charge and/or the CDSC is waived for the Funds'
share classes. Some of the following information will not apply to certain Funds, depending on which classes of shares are offered by the Funds. As used in this Appendix, the term "financial adviser" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institution having a selling, administration or another similar agreement with MFD, MFS or one of its affiliates. The Funds, MFS and their affiliates reserve the right to eliminate, modify and add waivers at any time at their discretion.

WAIVER CATEGORY                                                                                       SALES CHARGE WAIVED*
                                                                                            ---------------------------------------
                                                                                              CLASS A   CLASS A   CLASS B   CLASS C
                                                                                                FESL      CDSC      CDSC     CDSC
-----------------------------------------------------------------------------------------------------------------------------------
1.   WAIVERS  FOR  PLANS FOR WHICH MFS (OR ONE OF ITS AFFILIATES) IS RESPONSIBLE
     FOR PROVIDING PARTICIPANT RECORDKEEPING SERVICES
     ("MFS SERVICED PLANS")
-----------------------------------------------------------------------------------------------------------------------------------

     A. 401(a) PLANS AND ESP PLANS**

-----------------------------------------------------------------------------------------------------------------------------------
     o To the extent that redemption proceeds are used to pay expenses (or certain                         x         x         x
       participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees).

-----------------------------------------------------------------------------------------------------------------------------------
     o Shares purchased or redeemed representing transfers from, or transfers to, plan           x         x         x         x
       investments other than the MFS Funds.
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired pursuant to repayments by retirement plan participants of loans from      x         x         x         x
       401(a) or ESP Plans.
-----------------------------------------------------------------------------------------------------------------------------------

     o By a retirement plan which established an account with MFSC between July 1, 1996 and                          x
       December 31, 1998.

-----------------------------------------------------------------------------------------------------------------------------------
     o By a retirement plan whose sponsoring organization subscribes to the MFS Recordkeeper                         x
       Plus product and which established its account with MFSC on or after January 1, 1999
       (provided that the plan establishment paperwork is received by MFSC in good order on or after November 15, 1998 and before December 31, 2002). A plan with a pre- existing account(s) with any MFS Fund which switches to the MFS Recordkeeper Plus product will not become eligible for this waiver category.
-----------------------------------------------------------------------------------------------------------------------------------
     o Transfers from a single account maintained for a 401(a) Plan to multiple accounts                   x         x         x
       maintained by MFSC on behalf of individual participants of such Plan.
-----------------------------------------------------------------------------------------------------------------------------------
     B. OTHER PLAN WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------
     o All MFS Serviced Plans.                                                                                                 x
-----------------------------------------------------------------------------------------------------------------------------------
     o Transfers due to the eligibility of an MFS Serviced Plan to move its investment into a    x         x         x         x
       new share class because its Plan asset size has met certain eligibility criteria established from time to time by MFD.
-----------------------------------------------------------------------------------------------------------------------------------
     o Transfer to rollover IRA from an MFS Serviced Plan.                                       x                             x
-----------------------------------------------------------------------------------------------------------------------------------

 * Includes  corresponding Class 529A, 529B, and 529C shares where applicable. Note that Class 529A shares do not have a CDSC.
** A 403(b) employer sponsored plan.

-----------------------------------------------------------------------------------------------------------------------------------
     o Reinvestment of Redemption Proceeds from Class B Shares                                   x         x

         > Shares acquired by a retirement plan whose account application was received by
           MFD on or prior to March 30, 2001 where the purchase represents the immediate reinvestment of proceeds from the plan's redemption of its Class B shares of the
           MFS Funds and is equal to or exceeds $500,000, either alone or in aggregate with the current market value of the plan's existing Class A shares; or

         > Shares acquired by a retirement plan whose account application was received by
           MFD on or after April 2, 2001 and before December 31, 2002 where the purchase represents the immediate reinvestment of proceeds from the plan's redemption of its Class B shares of the MFS Funds and is equal to or exceeds $1,000,000, either alone or in aggregate with current market value of the plan's existing Class A shares.

-----------------------------------------------------------------------------------------------------------------------------------
2.   WAIVERS FOR NON-MFS SERVICED PLANS ("TA PLANS")
-----------------------------------------------------------------------------------------------------------------------------------
     A. 401(a) PLANS AND ESP PLANS
-----------------------------------------------------------------------------------------------------------------------------------
     o Where the retirement plan and/or sponsoring organization demonstrates to the              x         x
       satisfaction of, and certifies to, MFSC that the retirement plan (or multiple plans maintained by the same plan sponsor) has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more (applies only when the certification was received by MFSC on or prior to March
       30, 2001) or $1,000,000 or more (applies only when the certification is received by
       MFSC on or after April 2, 2001), invested in shares of any class or classes of the MFS
       Funds and aggregate assets of at least $10 million; provided, however, that the CDSC will not be waived (i.e., it will be imposed) (a) with respect to plans which establish an account with MFSC on or after November 1, 1997, in the event that the plan makes a complete redemption of all of its shares in the MFS Family of Funds, or
       (b) with respect to plans which establish an account with MFSC prior to November 1,
       1997, in the event that there is a change in law or regulations which result in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.
-----------------------------------------------------------------------------------------------------------------------------------
3.   WAIVERS FOR BOTH MFS SERVICED AND TA PLANS
-----------------------------------------------------------------------------------------------------------------------------------
     A. BENEFIT RESPONSIVE WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------
     o Death, disability or retirement of 401(a) or ESP Plan participant, or death or                      x         x         x
       disability of IRA owner, SRO Plan Participant or SAR-SEP Plan Participant.
-----------------------------------------------------------------------------------------------------------------------------------
     o Eligible participant distributions, such as distributions due to death, disability,                 x         x         x
       financial hardship, retirement and termination of employment from nonqualified deferred compensation plans.
-----------------------------------------------------------------------------------------------------------------------------------
     o Loan from 401(a) or ESP Plan.                                                                       x         x         x
-----------------------------------------------------------------------------------------------------------------------------------
     o Financial hardship (as defined in Treasury Regulation Section 1.401(k)-l(d)(2), as                  x         x         x
       amended from time to time) for 401(a) Plans and ESP Plans.
-----------------------------------------------------------------------------------------------------------------------------------

     o Termination of employment of 401(a) or ESP Plan participant (excluding, however, a                  x         x         x
       termination of the Plan).

-----------------------------------------------------------------------------------------------------------------------------------
     o Tax-free return of excess 401(a) Plan, ESP Plan or IRA contributions.                               x         x         x
-----------------------------------------------------------------------------------------------------------------------------------
     o Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of              x         x         x
       the MFS Funds for more than 10 years from the later to occur of (i) January 1, 1993 or
       (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the
       MFS Funds. The sales charges will be waived in the case of a redemption of all of the
       401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or
       ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the
       MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS
       Funds, in which case the sales charges will not be waived.
-----------------------------------------------------------------------------------------------------------------------------------

     o Distributions made on or after the IRA owner, ESP participant, SRO Plan participant or              x
       401(a) Plan participant has attained the age of 591/2 years old.
-----------------------------------------------------------------------------------------------------------------------------------
     o Certain involuntary redemptions and redemptions in connection with certain automatic                x         x         x
       withdrawals from a 401(a) Plan.
-----------------------------------------------------------------------------------------------------------------------------------
     o Distributions made on or after the IRA owner or the 401(a), ESP, SRO or SAR-SEP Plan                x         x         x
       participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under Code rules.

-----------------------------------------------------------------------------------------------------------------------------------
     B. CERTAIN TRANSFERS OF REGISTRATION
-----------------------------------------------------------------------------------------------------------------------------------
     o Transfers to an IRA rollover account where any sales charges with respect to the                    x         x         x
       shares being reregistered would have been waived had they been redeemed.
-----------------------------------------------------------------------------------------------------------------------------------
     C. ADMINISTRATIVE SERVICE ARRANGEMENTS
-----------------------------------------------------------------------------------------------------------------------------------

     o Shares acquired by retirement plans or trust accounts whose third party administrators    x         x
       or financial advisers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

-----------------------------------------------------------------------------------------------------------------------------------
     D. MFS PROTOTYPE IRAS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by an IRA owner if: (i) the purchase represents the timely rollover of    x         x
       distribution proceeds from a retirement plan or trust which is currently a party to a retirement plan recordkeeping or administrative services agreement with MFD or one of its affiliates and (ii) such distribution proceeds result from the redemption of the retirement plan's Class B shares of the MFS Funds or liquidation of plan investments other than the MFS Funds for which retirement plan recordkeeping services are provided under the terms of such agreement.
-----------------------------------------------------------------------------------------------------------------------------------
4.   WAIVERS FOR 529 TUITION PROGRAMS
-----------------------------------------------------------------------------------------------------------------------------------
     A. CERTAIN SPONSORED PLANS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired on behalf of a group, association or employer sponsored plan, pursuant    x         x         x         x
       to guidelines created by MFD from time to time.
-----------------------------------------------------------------------------------------------------------------------------------
     B. INVESTMENT PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS A, B AND C SHARES
-----------------------------------------------------------------------------------------------------------------------------------
     o The initial sales charge imposed on purchases of Class 529 shares, and the CDSC           x         x         x         x
       imposed on certain redemptions of Class A, B and C shares, are waived where Class
       529A, 529B and 529C shares are acquired following the reinvestment of the proceeds of a redemption of Class A, B and C shares, respectively, of the same Fund; provided however, that any applicable CDSC liability on the Class B or C shares redeemed will carry over to the Class 529B or 529C shares acquired and for purposes of calculating the CDSC, the length of time you have owned your Class 529B or 529C shares will be measured from the date of original purchase of the Class B or C shares redeemed.
-----------------------------------------------------------------------------------------------------------------------------------
     C. ADMINISTRATIVE SERVICE ARRANGEMENTS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by 529 tuition programs whose sponsors or administrators have entered     x         x
       into an administrative services agreement with MFD or one of its affiliates to perform certain administrative or investment advisory services subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.
-----------------------------------------------------------------------------------------------------------------------------------
     D. QUALIFIED HIGHER EDUCATION EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed where the redemption proceeds are used to pay for qualified higher                  x         x         x
       education expenses, which may include tuition, fees, books, supplies, equipment and room and board (see the program description for further information on qualified higher education expenses); however the CDSC will not be waived for redemptions where the proceeds are transferred or rolled over to another tuition program.
-----------------------------------------------------------------------------------------------------------------------------------
     E. SCHOLARSHIP
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed where the account beneficiary has received a scholarship, up to the                 x         x         x
       amount of the scholarship.
-----------------------------------------------------------------------------------------------------------------------------------
     F. DEATH OF 529 PLAN BENEFICIARY
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed on account of the death of the 529 plan account beneficiary if the                            x         x
       shares were held solely for the benefit of the deceased individual.
-----------------------------------------------------------------------------------------------------------------------------------
5.   OTHER WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------
     A. DIVIDEND REINVESTMENT
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired through dividend or capital gain reinvestment.                            x         x         x         x
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by automatic reinvestment of distributions of dividends and capital       x         x         x         x
       gains of any fund in the MFS Funds pursuant to the Distribution Investment Program.
-----------------------------------------------------------------------------------------------------------------------------------

     B. AFFILIATES OF AN MFS FUND/CERTAIN FINANCIAL ADVISERS

-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by officers, eligible directors, employees (including retired             x         x         x         x
       employees) and agents of MFS, Sun Life or any of their subsidiary companies.
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by trustees and retired trustees of any investment company for which      x         x         x         x
       MFD serves as distributor.
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by employees, directors, partners, officers and trustees of any           x         x         x         x
       sub-adviser to any MFS Fund.
-----------------------------------------------------------------------------------------------------------------------------------

     o Shares acquired by employees or registered representatives of financial advisers.         x         x         x         x

-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by certain family members of any such individual identified above and     x         x         x         x
       their spouses or domestic partners, and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares.
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by institutional clients of MFS or MFS Institutional Advisors, Inc.       x         x         x         x
-----------------------------------------------------------------------------------------------------------------------------------
     C. INVOLUNTARY REDEMPTIONS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's                 x         x         x
       account.
-----------------------------------------------------------------------------------------------------------------------------------
     D. BANK TRUST DEPARTMENTS AND LAW FIRMS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by certain bank trust departments or law firms acting as trustee or       x         x
       manager for trust accounts which have entered into an administrative services agreement with MFD and are acquiring such shares for the benefit of their trust account clients.
-----------------------------------------------------------------------------------------------------------------------------------
     E. INVESTMENT OF PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS I SHARES
-----------------------------------------------------------------------------------------------------------------------------------
     o The initial sales charge imposed on purchases of Class A shares and the contingent        x         x
       deferred sales charge imposed on certain redemptions of Class A shares, are waived with respect to Class A shares acquired of any of the MFS Funds through the immediate reinvestment of the proceeds of a redemption of Class I shares of any of the MFS
       Funds.
-----------------------------------------------------------------------------------------------------------------------------------
     F. SYSTEMATIC WITHDRAWAL PLAN
-----------------------------------------------------------------------------------------------------------------------------------
     o Systematic Withdrawal Plan redemptions with respect to up to 10% per year (or 15% per                         x         x
       year, in the case of accounts registered as IRAs where the redemption is made pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended) of the account value at the time of establishment.
-----------------------------------------------------------------------------------------------------------------------------------
     G. DEATH OF OWNER
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed on the account of the death of the account owner (e.g., shares                                x         x
       redeemed by the estate or any transferee of the shares from the estate) if the shares were held solely in the deceased individual's name, or for the benefit of the deceased individual.
-----------------------------------------------------------------------------------------------------------------------------------
     H. DISABILITY OF OWNER
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed on account of the disability of the account owner if shares are held                          x         x
       either solely or jointly in the disabled individual's name in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to MFSC), or shares redeemed on account of the disability of the 529 account beneficiary.
-----------------------------------------------------------------------------------------------------------------------------------
     I. WRAP ACCOUNT AND FUND "SUPERMARKET" INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by investments through certain dealers (including registered              x         x
       investment advisers and financial planners) which have established certain operational arrangements with MFD which include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund "supermarket"
       account or a similar program under with such clients pay a fee to such dealer.
-----------------------------------------------------------------------------------------------------------------------------------
     J. INSURANCE COMPANY SEPARATE ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by insurance company separate accounts.                                   x         x
-----------------------------------------------------------------------------------------------------------------------------------
     K. NO COMMISSIONS PAID
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed from TA Plans or bank trust client accounts where MFS has not paid an                                   x
       up front commission with respect to the sale of the shares, provided that the TA Plan or bank trust arrangement meets certain conditions established from time to time by
       MFS.

* Includes corresponding Class 529A, 529B, and 529C shares. Note that Class 529A shares do not have a CDSC.

--------------------
PART II - APPENDIX B
--------------------


    FINANCIAL ADVISER COMMISSIONS AND CONCESSIONS
    This Appendix describes the various commissions paid and concessions made to financial advisers by MFD in connection with the sale of Fund shares. As used in this Appendix, the term "financial adviser" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates.

      These commission schedules are general in nature, and MFD may negotiate different arrangements with certain financial advisers. All payments by MFD of Rule 12b-1 fees are subject to receipt by MFD of these fees from the Funds.


    CLASS A, 529A AND J SHARES

    PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. For purchases of Class A, 529A and J shares subject to an initial sales charge, MFD reallows a portion of the initial sales charge to financial advisers, as shown in Appendix C to Part I of this SAI. The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the financial adviser reallowance, is the amount of the initial sales charge retained by MFD (as shown in Appendix C to Part I of this SAI). Because of rounding in the computation of offering price, the portion of the sales charge retained by MFD may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus.

      The following commission structure applies to all sales of Class 529A shares to employer sponsored payroll deduction 529 plans for which the Class 529A initial sales charge is waived: MFD will pay financial advisers an upfront commission equal to 0.50% of the investment in Class 529A shares. Financial advisers are eligible to receive the Funds' ongoing Rule 12b-1 service fee immediately with respect to such shares.

      PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE).

      THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL CLASS A SALES MADE PRIOR TO APRIL 2, 2001; PROVIDED, HOWEVER, THAT WITH RESPECT TO RETIREMENT PLANS FOR WHICH MFS (OR ONE OF ITS AFFILIATES) IS RESPONSIBLE FOR PROVIDING PARTICIPANT RECORDKEEPING SERVICES ("MFS SERVICED PLANS"), THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL SALES TO SUCH PLANS FOR WHICH ACCOUNT APPLICATIONS WERE RECEIVED BY MFD ON OR PRIOR TO MARCH 30, 2001. IN CERTAIN CASES, COMMISSIONS MAY NOT BE PAID OR MAY BE REDUCED.

      For purchases of Class A shares subject to a CDSC, MFD makes payments to financial advisers on new investments made through such financial advisers as follows:

    PAYMENTS
    MADE BY MFD
    TO FINANCIAL ADVISERS    CUMULATIVE PURCHASE AMOUNT
    ----------------------------------------------------------

    1.00%                    On the first $2,000,000, plus
    0.80%                    Over  $2,000,000  to  $3,000,000, plus
    0.50%                    Over  $3,000,000  to $50,000,000, plus
    0.25%                    Over $50,000,000


      Except for those employer sponsored retirement plans described below, for purposes of determining the level of commissions to be paid to financial advisers with respect to a shareholder's new investment in Class A shares purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).


      In the case of employer sponsored retirement plans whose account application or other account establishment paperwork is received in good order after December 31, 1999, purchases will be aggregated as described above but the cumulative purchase amount will not be re-set after the date of the first such purchase.


      PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE).

      THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL CLASS A SALES MADE ON OR AFTER APRIL 2, 2001; PROVIDED, HOWEVER, THAT WITH RESPECT TO MFS SERVICED PLANS, THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL SALES TO SUCH PLANS FOR WHICH ACCOUNT APPLICATIONS ARE RECEIVED BY MFD ON OR AFTER APRIL 2, 2001. IN CERTAIN CASES, COMMISSIONS MAY NOT BE PAID OR MAY BE REDUCED.

      For purchases of Class A shares subject to a CDSC, MFD makes payments to financial advisers on new investments made through such financial advisers as follows:

    PAYMENTS
    MADE BY MFD
    TO FINANCIAL ADVISERS      CUMULATIVE PURCHASE AMOUNT
    --------------------------------------------------------------------------


    1.00%                      On the first $1,000,000 to $4,000,000, plus
    0.50%                      Over $4,000,000 to $25,000,000, plus
    0.25%                      Over $25,000,000


      Financial advisers will become eligible to receive the ongoing Rule 12b-1 service fee with respect to such shares commencing in the thirteenth month following purchase.

      For purposes of determining the level of commissions to be paid to financial advisers with respect to a shareholder's new investment in Class A shares, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a period determined by MFD in its sole discretion from time to time, with the intent being to maintain such an aggregation policy so as to avoid the placement of trades by financial advisers which are designed to maximize the commissions paid by MFD to financial advisers.


    CLASS B AND 529B SHARES

    For purchases of Class B and 529B shares, MFD will pay commissions to financial advisers of 3.75% of the purchase price of Class B and 529B shares purchased through financial advisers. MFD will also advance to financial advisers the first year service fee payable under the Fund's Distribution Plan at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a financial adviser upon the sale of Class B and 529B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

      For purchases of Class B shares by an MFS Serviced Plan which established its account with MFSC between July 1, 1996 and December 31, 1998, MFD pays an amount to financial advisers equal to 3.00% of the amount purchased through such financial advisers (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan.


      For purchases of Class B shares by an MFS Serviced Plan which established its account with MFSC between January 1, 1999 and December 31, 2002 (i.e., plan establishment paperwork is received by MFSC in good order by December 31, 2002), MFD pays no up front commissions to financial advisers, but instead pays an amount to financial advisers equal to 1% per annum of the average daily net assets of the Fund attributable to plan assets, payable at the rate of 0.25% at the end of each calendar quarter, in arrears. This commission structure is not available with respect to a plan with a pre-existing account(s) with any MFS Fund which seeks to switch to the MFS Recordkeeper Plus product.

    CLASS C AND 529C SHARES

    Except as noted below, for purchases of Class C and 529C shares, MFD will pay financial advisers 1.00% of the purchase price of Class C and 529C shares purchased through financial advisers, in which case the financial advisers will become eligible to receive the ongoing Rule 12b-1 fees commencing in the thirteenth month following purchase.

      For purchases of Class C shares by MFS Serviced Plans established on or after January 1, 2003 (i.e., plan establishment paperwork is received by MFSC in good order on or after January 1, 2003), MFD pays no up front commissions to the financial adviser, but instead pays an amount to the financial adviser up to 1% per annum of the average daily net assets of the Fund attributable to plan assets, payable quarterly.

      For purchases of Class C shares by an Alliance Plan (see definition below under Class R1 and R2 shares), MFD will pay commissions to the financial adviser under either option discussed above at the financial adviser's discretion.


    CLASS R1 AND R2 SHARES

    For purchases of Class R1 and R2 shares, the following commission/payment options are available for financial advisers:


    CLASS R1                     OPTION A      OPTION B      OPTION C
    --------                     --------      --------      --------
    o MFS Serviced Plans            x             x            N/A
    o Alliance Plans               N/A            x             x
    o Investment Only Plans        N/A            x            N/A

    CLASS R2*
    ---------
    o MFS Serviced Plans           N/A            x            N/A
    o Alliance Plans               N/A            x            N/A

    ----------
    * Not available to Investment Only Plans


    OPTION A
    --------

    PAYMENTS
    MADE BY MFD
    TO FINANCIAL ADVISERS        CUMULATIVE PURCHASE AMOUNT
    ---------------------------------------------------------------------


    1.00%                        On the first $1,000,000 to $4,000,000,
                                 plus
    0.50%                        Over $4,000,000 to $25,000,000, plus
    0.25%                        Over $25,000,000


      Financial advisers will become eligible to receive the ongoing Rule 12b-1 service fee with respect to such shares commencing in the thirteenth month following purchase.

      For purposes of determining the level of commissions to be paid to financial advisers under this option with respect to a shareholder's new investment in class R1 shares, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a period determined by MFD in its sole discretion from time to time, with the intent being to maintain such an aggregation policy so as to avoid the placement of trades by financial advisers which are designed to maximize the commissions paid by MFD to financial advisers.


    OPTION B
    --------

      Payments made by the Fund under its Rule 12b-1 plan for Class R1 or R2 shares equaling up to 0.50% per annum of the average daily net assets of the Fund attributable to the account, payable at the rate of up to 0.125% at the end of each quarter, in arrears.

    OPTION C
    --------


      Payment of 0.60% of the purchase price of Class R1 shares, in which case the financial advisers will become eligible to receive the ongoing Rule 12b-1 service fee with respect to such shares commencing in the thirteenth month following purchase.


    GENERAL
    -------

      MFS Serviced Plans are defined as retirement plans for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping service.

      Alliance Plans are defined as retirement plans with respect to which MFS (or one of its affiliates) has entered into an administrative arrangement with a third party to provide certain recordkeeping and/or administrative service.

      Investment Only Plans are defined as retirement plans which are not MFS Serviced Plans or Alliance Plans.


    ADDITIONAL FINANCIAL ADVISER COMMISSIONS/
    CONCESSIONS
    Financial advisers may receive different compensation with respect to sales of Class A, Class B, Class C, Class R1, Class R2, Class 529A, Class 529B, Class 529C and Class J shares. In addition, from time to time, MFD may pay financial advisers 100% of the applicable sales charge on sales of Class A, Class 529A and Class J shares of certain specified Funds sold by such financial adviser during a specified sales period. MFD also may make additional payments to financial advisers out of its own assets under the categories described below. These categories are not mutually exclusive, and a single financial adviser may receive payments under all four categories.

    MARKETING SUPPORT PAYMENTS
    MFD may make payments to key financial advisers that are holders or financial advisers of record for accounts in one or more of the Funds. A financial adviser's marketing support services may include business planning assistance, educating financial adviser personnel about the MFS funds and shareholder financial planning needs, placement on the financial adviser's preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the financial adviser. MFD compensates financial advisers differently depending upon, among other factors, the level and/or type of marketing support provided by the financial adviser. In addition, payments typically apply only to retail sales, and may not apply to other types of sales or assets (such as sales to retirement plans, qualified tuition programs, or fee based advisory programs). As of June 17, 2004, the financial advisers to which MFD anticipates making payments under this category are Merrill Lynch, Pierce, Fenner and Smith, Inc., Citigroup Global Markets Holdings, Inc., UBS Financial Services, Inc., A.G. Edwards & Co., American Express Financial Advisors, Wachovia Securities, ING Network, Cuna Brokerage Services, H.D. Vest, Commonwealth Financial Network, RBC Dain Rauscher, Citicorp Investment Services and Securities America, Inc. (and such firm's respective affiliates). Any additions, modifications or deletions to the financial advisers identified in the previous sentence that have occured since that date are not reflected. Effective June 17, 2004, in the case of any one financial adviser, marketing support payments, with certain limited exceptions, will not exceed the sum of 0.10% of that financial adviser's total sales of MFS's retail mutual funds, and 0.05% of the total assets attributable to that financial adviser, on an annual basis. In addition, marketing support payments are made under an existing agreement with Linsco/Private Ledger Corp. ("LPL"). Marketing support payments under this agreement are not subject to the above limitations, but will not exceed 0.15% of the average total MFS Fund net assets attributable to brokerage accounts held with LPL, on an annual basis.

    PROGRAM SERVICING PAYMENTS
    MFD also may make payments to certain financial advisers that sell MFS
    Fund shares through programs such as retirement plans or qualified tuition programs. A financial adviser may perform program services itself or may arrange with a third party to perform program services. In addition to participant recordkeeping, reporting, or transaction processing, retirement program services may include services rendered to a plan in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. Qualified tuition program services may include services related to administration of the program (such as plan level compliance, audit, account reconciliation, etc.), or participant recordkeeping, reporting and processing. Payments generally will not exceed 0.25% of the total assets in the program, on an annual basis.

    PROCESSING SUPPORT PAYMENTS
    MFD also may make payments to certain financial advisers that sell MFS
    Fund shares to help offset their costs associated with client account maintenance support, statement preparation and transaction processing. The types of payments that MFD may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a financial adviser, payment of networking fees of up to $6 per shareholder account maintained on certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial adviser's mutual fund trading system.

    OTHER CASH PAYMENTS
    From time to time, MFD, at its expense, may provide additional compensation to financial advisers which sell or arrange for the sale of shares of the Fund. Such compensation provided by MFD may include financial assistance to financial advisers that enable MFD to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial adviser- sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD. MFD makes payments for entertainment events it deems appropriate, subject to MFD guidelines and applicable law. These payments may vary depending upon the nature of the event.

      You can ask your financial adviser for information about any payments it receives from MFD and any services provided.

--------------------
PART II - APPENDIX C
--------------------

    INVESTMENT TECHNIQUES, PRACTICES AND RISKS
    Set forth below is a description of investment techniques and practices which the MFS Funds may generally use in pursuing their investment objectives and investment policies, and the risks associated with these investment techniques and practices.

    INVESTMENT TECHNIQUES AND PRACTICES
    DEBT SECURITIES
    To the extent the Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. The Fund's investments in debt securities with longer terms to maturity are subject to greater volatility than the Fund's shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

    ASSET-BACKED SECURITIES: The Fund may purchase the following types of asset-backed securities:

      COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH
    SECURITIES: The Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

      Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting of interest payments or principal payments.

      The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

      CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

      Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

      MORTGAGE PASS-THROUGH SECURITIES: The Fund may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Fund may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the Fund may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.


      Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association
    (GNMA)); or guaranteed by agencies or instrumentalities of the U.S. Government of a U.S. Government sponsored enterprise, but not the full faith and credit of the U.S. Government (such as the Federal National Mortgage Association "Fannie Mae") or the Federal Home Loan Mortgage Corporation, ("Freddie Mac") which are backed only by the credit of a U.S. Government agency or instrumentality or a U.S. Government sponsored enterprise (see "U.S. Government Securities" below). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.


      Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.


      The principal U.S. governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration (FHA) insured or Veterans Administration (VA) guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

      Mortgage pass-through securities backed by U.S. Government sponsored enterprises (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include those issued by Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/ servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment by Fannie Mae of principal and interest.

      Freddie Mac is also a government-sponsored corporation owned by private stockholders. Freddie Mac issues Participation Certificates (PCs) which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for Freddie Mac's national portfolio. Freddie Mac guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

      See "U.S. Government Securities" for a description of the increased credit risk associated with investments in securities issued by U.S. Government sponsored enterprises such as Fannie Mae and Freddie Mac (as opposed to those backed by the full faith and credit of the U.S. Government.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may also buy mortgage-related securities without insurance or guarantees.


      STRIPPED MORTGAGE-BACKED SECURITIES: The Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

      SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "I0" class) while the other class will receive all of the principal (the principal-only or "P0" class). The yield to maturity on an I0 is extremely sensitive to the rate of principal payments, including prepayments on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

      CORPORATE SECURITIES: The Fund may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. Investment in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer's equity securities. The Fund may also invest in debt securities that are accompanied by warrants which are convertible into the issuer's equity securities, which have similar characteristics. See "Equity Securities" below for a fuller description of convertible securities.

      The Fund may invest in debt and convertible securities rated at least Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities. See Appendix D for a description of bond ratings. Securities rated Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities. The Fund may also invest in lower rated bonds, as described under "Lower Rated Bonds" below.

      LOANS AND OTHER DIRECT INDEBTEDNESS: The Fund may purchase loans and other direct indebtedness. In purchasing a loan, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

      These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the Fund would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which the Fund would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary. The Fund may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

      Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.

      The Fund's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which the Fund will purchase, the Adviser will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As the Fund may be required to rely upon another lending institution to collect and pass onto the Fund amounts payable with respect to the loan and to enforce the Fund's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. In such cases, the Fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan for purposes of compliance with applicable law pertaining to the diversification of the Fund's portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

      LOWER RATED BONDS: The Fund may invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities (commonly known as "junk bonds"). See Appendix D for a description of bond ratings. No minimum rating standard is required by the Fund, and the Fund may rely on the rating of any recognized rating agency in the case of securities that receive different ratings from different agencies. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

      While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Fund's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. Where a Fund focuses on lower rated securities, it will not be required to dispose of a lower rated security that subsequently receives a higher rating from a credit rating agency. To the extent a Fund invests in these lower rated securities, the achievement of its investment objectives may be more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds.

      MUNICIPAL BONDS: The Fund may invest in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. The Fund may invest in Municipal Bonds whose issuers pay interest on the Bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities.

      If a revenue bond is secured by payments generated from a project, and the revenue bond is also secured by a lien on the real estate comprising the project, foreclosure by the indenture trustee on the lien for the benefit of the bondholders creates additional risks associated with owning real estate, including environmental risks.

      Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

      Electric utilities face problems in financing large construction programs in inflationary periods, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

      Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

      The Fund may invest in municipal lease securities. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of municipal lease securities, both within a particular classification and between classifications, depending on numerous factors.

      The Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.


      U.S. GOVERNMENT SECURITIES: The Fund may invest in U.S. Government Securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government, one of its agencies or instrumentalities, or a government sponsored enterprise. Certain U.S. Government securities in which the Fund may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the GNMA, are backed by the full faith and credit of the United States Government and ordinarily involve minimal credit risk. Other U.S. Government securities in which the Fund may invest involve increased credit risk because they are not supported by the full faith and credit of the U.S. Government but are backed only by the credit of a U.S. federal agency or government sponsored enterprise, such as the Student Loan Marketing Association (Sallie Mae), the Federal Home Loan Banks (FHLBs), Freddie Mac or Fannie Mae. Although government sponsored enterprises such as Sallie Mae, FHLBs, Freddie Mac and Fannie Mae may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.

      U.S. Government Securities also include interests in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

      VARIABLE AND FLOATING RATE OBLIGATIONS: The Fund may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Fund on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Fund through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.


      ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: The Fund may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

    EQUITY SECURITIES
    The Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

      A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises and to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying stock.

    FOREIGN SECURITIES EXPOSURE
    The Fund may invest in various types of foreign securities, or securities which provide the Fund with exposure to foreign securities or foreign currencies, as discussed below:

    BRADY BONDS: The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries including Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

    DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts. ADRs are certificates issued by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of the Fund's policy, if any, to invest a certain percentage of its assets in foreign securities, the investments of the Fund in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

      ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

    DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES: The Fund may invest in dollar- denominated foreign debt securities. Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

    EMERGING MARKETS: The Fund may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Emerging markets include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for securities, the source of its revenues and the location of its assets. Such investments entail significant risks as described below.

    o Government Actions -- Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.

    o Default; Legal Recourse -- The Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

    o Foreign Currencies -- The securities in which the Fund invests may be denominated in foreign currencies and international currency units and the Fund may invest a portion of its assets directly in foreign currencies. Accordingly, the weakening of these currencies and units against the U.S. dollar may result in a decline in the Fund's asset value.

      Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

    o Inflation -- Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

    o Liquidity; Trading Volume; Regulatory Oversight -- The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

      The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities' issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

      The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

    o Sovereign Debt -- Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There are no bankruptcy proceedings by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

      Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

      The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than dollars or non-emerging market currencies, the emerging market issuer's ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

      To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

      Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

    o Withholding -- Income from securities held by the Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. The Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

    FOREIGN SECURITIES: The Fund may invest in dollar-denominated and non dollar-denominated foreign securities. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

      Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received. The Fund's investments in foreign securities may also include "privatizations." Privatizations are situations where the government in a given country, including emerging market countries, sells part or all of its stakes in government owned or controlled enterprises. In certain countries, the ability of foreign entities to participate in privatizations may be limited by local law and the terms on which the foreign entities may be permitted to participate may be less advantageous than those afforded local investors.

    FORWARD CONTRACTS
    The Fund may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract"), for hedging purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

      A Forward Contract to sell a currency may be entered into where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire.

      If a hedging transaction in Forward Contracts is successful, the decline in the dollar value of portfolio securities or the increase in the dollar cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Fund does not presently intend to hold Forward Contracts entered into until the value date, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Fund's profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.

      The Fund will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, the Fund may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Fund may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

      The Fund will profit if the anticipated movements in foreign currency exchange rates occur, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

      The use by the Fund of Forward Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    FUTURES CONTRACTS
    The Fund may purchase and sell futures contracts ("Futures Contracts") on stock indices, single stocks, foreign currencies, interest rates or interest-rate related instruments, indices of foreign currencies or commodities. The Fund may also purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

      A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, foreign currency or commodity, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement month in which, in the case of the majority of commodities, interest rate and foreign currency futures contracts, the underlying commodities, fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

      The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "mark-to-market."

      Purchases or sales of stock index futures contracts are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

      Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on the Fund's current or intended investments in fixed income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's interest rate futures contracts would increase at approximately the same rate, subject to the correlation risks described below, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

      Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market in certain cases or at certain times, the use of interest rate futures contracts as a hedging technique may allow the Fund to hedge its interest rate risk without having to sell its portfolio securities.

      The Fund may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign- denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

      Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

      The use by the Fund of Futures Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    INDEXED SECURITIES
    The Fund may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Fund may also purchase indexed deposits with similar characteristics. Gold- indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the Fund to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

      The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

    INVERSE FLOATING RATE OBLIGATIONS
    The Fund may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

    INVESTMENT IN OTHER INVESTMENT COMPANIES
    The Fund may invest in other investment companies. The total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

      OPEN-END FUNDS. The Fund may invest in open-end investment companies.

      CLOSED-END FUNDS. The Fund may invest in closed-end investment companies. Such investment may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

    LENDING OF PORTFOLIO SECURITIES
    The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, an irrevocable letter of credit or United States ("U.S.") Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Fund would also receive a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

    LEVERAGING TRANSACTIONS
    The Fund may engage in the types of transactions described below, which involve "leverage" because in each case the Fund receives cash which it can invest in portfolio securities and has a future obligation to make a payment. The use of these transactions by the Fund will generally cause its net asset value to increase or decrease at a greater rate than would otherwise be the case. Any investment income or gains earned from the portfolio securities purchased with the proceeds from these transactions which is in excess of the expenses associated from these transactions can be expected to cause the value of the Fund's shares and distributions on the Fund's shares to rise more quickly than would otherwise be the case. Conversely, if the investment income or gains earned from the portfolio securities purchased with proceeds from these transactions fail to cover the expenses associated with these transactions, the value of the Fund's shares is likely to decrease more quickly than otherwise would be the case and distributions thereon will be reduced or eliminated. Hence, these transactions are speculative, involve leverage and increase the risk of owning or investing in the shares of the Fund. These transactions also increase the Fund's expenses because of interest and similar payments and administrative expenses associated with them. Unless the appreciation and income on assets purchased with proceeds from these transactions exceed the costs associated with them, the use of these transactions by a Fund would diminish the investment performance of the Fund compared with what it would have been without using these transactions.

    BANK BORROWINGS: The Fund may borrow money for investment purposes from banks and invest the proceeds in accordance with its investment objectives and policies.

    MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.

      If the income and capital gains from the Fund's investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

    REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund will sell securities and receive cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. The Fund will invest the proceeds received under a reverse repurchase agreement in accordance with its investment objective and policies.

    OPTIONS
    The Fund may invest in the following types of options, which involve the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this
    Appendix:

    OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

    Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates. The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

      Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates. The use of foreign currency options for non-hedging purposes, like the use of other types of derivatives for such purposes, presents greater profit potential but also significant risk of loss and could be considered speculative.

    OPTIONS ON FUTURES CONTRACTS: The Fund also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts") as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non- hedging purposes, subject to applicable law.

      An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

      A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund's profit or loss on the transaction.

      Options on Futures Contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or
    (ii) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or where the exercise price of the put held (ii) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.

      The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

      The Fund may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call Options on Futures Contracts rather than purchasing the underlying Futures Contracts.

    OPTIONS ON SECURITIES: The Fund may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by the Fund may be covered in the manner set forth below.

      A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
    (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. A put option written by the Fund is "covered" if the Fund owns liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

      Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the Fund owns liquid and unencumbered assets. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

      The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

      The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call option the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the- money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

      The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

      The Fund may also write combinations of put and call options on the same security, known as "straddles" with the same exercise price and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

      By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

      The Fund may also purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

      The Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

    OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is generally equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." The Fund may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover put options on stock indices by owning liquid and unencumbered assets with a value equal to the exercise price, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

      The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

      The Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

      The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

      The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

    RESET OPTIONS: In certain instances, the Fund may purchase or write options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Fund is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Fund purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

    "YIELD CURVE" OPTIONS: The Fund may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

      Yield curve options may be used for the same purposes as other options on securities. Specifically, the Fund may purchase or write such options for hedging purposes. For example, the Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Fund will be "covered". A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

    REPURCHASE AGREEMENTS
    The Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Government securities.

      The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.

    SHORT SALES
    The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

      The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay in connection with a short sale.

      Whenever the Fund engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short.

      The Fund may also make short sales "against the box," i.e., when a security identical to one owned by the Fund is borrowed and sold short. If the Fund enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

    SHORT TERM INSTRUMENTS
    The Fund may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

    SWAPS AND RELATED DERIVATIVE INSTRUMENTS

    The Fund may enter into all types of swaps such as interest rate swaps, currency swaps, total return swaps, index swaps and other types of available swap agreements, including swaps on securities, commodities and indices and other benchmarks and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by the Fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.


      Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Fund's exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Fund's investment objective and policies.

      For example, the Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund would agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty would agree to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund's portfolio, the Fund would receive payments under the swap that would offset, in whole or part, such diminution in value. The Fund may also enter into swaps to modify its exposure to particular markets or instruments, such as a currency swap between the U.S. dollar and another currency which would have the effect of increasing or decreasing the Fund's exposure to each such currency. The Fund might also enter into a swap on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities, as an alternative to purchasing such securities. Such transactions could be more efficient or less costly in certain instances than an actual purchase or sale of the securities.

      The Fund may enter into other related types of over-the-counter derivatives, such as "caps", "floors", "collars" and options on swaps, or "swaptions", for the same types of hedging or non-hedging purposes. Caps and floors are similar to swaps, except that one party pays a fee at the time the transaction is entered into and has no further payment obligations, while the other party is obligated to pay an amount equal to the amount by which a specified fixed or floating rate exceeds or is below another rate (multiplied by a notional amount). Caps and floors, therefore, are also similar to options. A collar is in effect a combination of a cap and a floor, with payments made only within or outside a specified range of prices or rates. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

      The Fund will maintain liquid and unencumbered assets to cover its current obligations under swap and other over-the-counter derivative transactions. If the Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain liquid and unencumbered assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will maintain liquid and unencumbered assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

      The most significant factor in the performance of swaps, caps, floors and collars is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness would decline, the value of the swap agreement would be likely to decline, potentially resulting in losses.

      If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty, but there can be no assurance that it will be able to do so.

      The use by the Fund of swaps and related derivative instruments also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    TEMPORARY BORROWINGS
    The Fund may borrow money for temporary purposes (e.g., to meet redemption requests or settle outstanding purchases of portfolio securities).

    TEMPORARY DEFENSIVE POSITIONS
    During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Fund may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

    "WHEN-ISSUED" SECURITIES
    The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis which means that the securities will be delivered to the Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, the Fund does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Fund will identify liquid and unencumbered assets equal to its forward delivery commitment.

    SPECIAL RISK FACTORS -- OPTIONS, FUTURES, FORWARDS, SWAPS AND OTHER DERIVATIVE TRANSACTIONS

    RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S
    PORTFOLIO: The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in derivatives, including options, Futures Contracts, Options on Futures Contracts, Forward Contracts, swaps and other types of derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. In the case of derivative instruments based on an index, the portfolio will not duplicate the components of the index, and in the case of derivative instruments on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such derivatives. The use of derivatives for "cross hedging" purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

      If the Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, the Fund would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Fund has a position and the portfolio securities the Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Fund enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Fund's portfolio or the intended acquisitions being hedged.

      The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets. In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

      The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

      Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

      In writing a covered call option on a security, index or futures contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Fund covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could be subject to risk of loss in the event of adverse market movements.

      The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

      Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired. In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the hedging transactions. Furthermore, the cost of using these techniques may make it economically infeasible for the Fund to engage in such transactions.

    RISKS OF NON-HEDGING TRANSACTIONS: The Fund may enter transactions in derivatives for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Fund will only write covered options, such that liquid and unencumbered assets necessary to satisfy an option exercise will be identified, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains. The Fund may also enter into futures, Forward Contracts or swaps for non-hedging purposes. For example, the Fund may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market. In such instances, the Fund will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments. However, transactions in futures, Forward Contracts or swaps may be leveraged, which could expose the Fund to greater risk of loss than such purchases or sales. Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Fund to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

      With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

    RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET: Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolio, and could result in trading losses.

      The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

      The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

    MARGIN: Because of low initial margin deposits made upon the establishment of a Futures, Forward or swap position (certain of which may require no initial margin deposits) and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Fund or decreases in the prices of securities or other assets the Fund intends to acquire. Where the Fund enters into such transactions for other than hedging purposes, the leverage entailed in the relatively low margin requirements associated with such transactions could expose the Fund to greater risk.

    POTENTIAL BANKRUPTCY OF A CLEARINGHOUSE OR BROKER: When the Fund enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Fund has effected the transaction. In that event, the Fund might not be able to recover amounts deposited as margin, or amounts owed to the Fund in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts. Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Fund could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

    POSITION LIMITS: The CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. These limitations govern the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, an exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these position limits will have any adverse impact on the strategies for hedging the portfolios of the Fund.

    RISKS OF OPTIONS ON FUTURES CONTRACTS: The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

    RISKS OF TRANSACTIONS IN FOREIGN CURRENCIES AND OVER-THE-COUNTER DERIVATIVES AND OTHER TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES:
    Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

      Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Fund to respond to such events in a timely manner.

      Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

      Unlike transactions entered into by the Fund in Futures Contracts and exchange-traded options, certain options on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain futures exchanges subject to CFTC regulation and on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

      In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, or Forward Contracts or swaps entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

      Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions. The Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

      Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

      Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

      The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange- traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

    POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS: Pursuant to a claim of exemption filed with the CFTC on behalf of the Fund, the Fund is not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

--------------------
PART II - APPENDIX D
--------------------

                           DESCRIPTION OF BOND RATINGS

    The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                         MOODY'S INVESTORS SERVICE, INC.


    Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

    Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

    A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

    Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

    Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

    B: Obligations rated B are considered speculative and are subject to high credit risk.

    Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

    Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

    C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

    Note: Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

                         STANDARD & POOR'S RATINGS GROUP

    Issue credit ratings are based in varying degrees, on the following considerations: (1) likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

    AAA: An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

    AA: An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial obligations is very strong.

    A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    BB, B, CCC, CC, AND C: Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC: An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

    C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

    D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    Plus (+) or Minus (-): The "AA" and "CCC" ratings may be modified by the addition of a plus or minus sign to show relative standing within the applicable rating category.

    The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

    The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

    Asterisk (*): Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

    The "r" highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

    N.R.: Not rated.

    Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

    Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

                                      FITCH

    Investment Grade

    AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

    AA: Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

    A: High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

    BBB: Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

    Speculative Grade

    BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

    B: Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

    CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

    DDD, DD, D: Default. Entities rated in this category have defaulted on some or all of their obligations. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

      "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

    "NR" indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

    "Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

    Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

    A Rating Outlook indicates the direction a rating is likely to move over a one- to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as "evolving".

--------------------
PART II - APPENDIX E
--------------------

                                                         MFS FUNDS BOARD

                                      TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND


The Trustees and Officers of the Trust are listed below, together with their principal occupations during the past five years.
(Their titles may have varied during that period.) Their business address is 500 Boylston Street, Boston, MA 02116.



--------------------------------------------------------------------------------------------------------------------------------
                           POSITION(s) HELD    TRUSTEE/OFFICER                PRINCIPAL OCCUPATIONS & OTHER
NAME, DATE OF BIRTH           WITH FUND             SINCE+              DIRECTORSHIPS(2) DURING THE PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

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Robert J. Manning(3)        Trustee and President   February 2004        Massachusetts Financial Services Company, Chief Executive
(born 10/20/63)                                                          Officer, President, Chief Investment Officer and Director
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Robert C. Pozen(3)          Trustee                 February 2004        Massachusetts Company, Chairman Financial Services (since
(born 08/08/46)                                                          February 2004); Harvard Law School (education), John Olin
                                                                         Visiting Professor (since July 2002); Secretary of
                                                                         Economic Affairs, The Commonwealth of Massachusetts
                                                                         (January 2002 to December 2002); Fidelity Investments,
                                                                         Vice Chairman (June 2000 to December 2001); Fidelity
                                                                         Management & Research Company (investment adviser),
                                                                         President (March 1997 to July 2001); The Bank of New York
                                                                         (financial services), Director; Bell Canada Enterprises
                                                                         (telecommunications), Director; Telesat (satellite
                                                                         communications), Director

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-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

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J. Atwood Ives              Trustee and Chair of    February 1992        Private investor; KeySpan Corporation (energy related
(born 05/01/36)             Trustees                                     services), Director; Eastern Enterprises (diversified
                                                                         services company), Chairman, Trustee and Chief Executive
                                                                         Officer (until November 2000)

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-----------------------------------------------------------------------------------------------------------------------------------

Lawrence H. Cohn, M.D.      Trustee                 August 1993          Brigham and Women's Hospital, Chief of Cardiac Surgery;
(born 03/11/37)                                                          Harvard Medical School, Professor of Surgery

-----------------------------------------------------------------------------------------------------------------------------------
David H. Gunning            Trustee                 January 2004         Cleveland-Cliffs Inc. (mining products and service
(born 05/30/42)                                                          provider), Vice Chairman/ Director (since April 2001);
                                                                         Encinitos Ventures (private investment company), Principal
                                                                         (1997 to April 2001); Lincoln Electric Holdings, Inc.
                                                                         (welding equipment manufacturer), Director; Southwest Gas
                                                                         Corporation (natural gas distribution company), Director
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
William R. Gutow            Trustee                 December 1993        Private investor and real estate consultant; Capitol
(born 09/27/41)                                                          Entertainment Management Company (video franchise), Vice
                                                                         Chairman

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Amy B. Lane                 Trustee                 January 2004         Retired; Merrill Lynch & Co., Inc., Managing Director,
(born 02/08/53)                                                          Investment Banking Group (1997 to February 2001); Borders
                                                                         Group, Inc. (book and music retailer), Director; Federal
                                                                         Realty Investment Trust (real estate investment trust),
                                                                         Trustee
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Lawrence T. Perera          Trustee                 July 1981            Hemenway & Barnes (attorneys), Partner
(born 06/23/35)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
William J. Poorvu           Trustee                 August 1982          Private investor; Harvard University Graduate School of
(born 04/10/35)                                                          Business Administration, Class of 1961 Adjunct Professor
                                                                         in Entrepreneurship Emeritus; CBL & Associates Properties,
                                                                         Inc. (real estate investment trust), Director
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
J. Dale Sherratt            Trustee                 August 1993          Insight Resources, Inc. (acquisition planning
(born 09/23/38)                                                          specialists), President; Wellfleet Investments (investor
                                                                         in health care companies), Managing General Partner (since
                                                                         1993); Cambridge Nutraceuticals (professional nutritional
                                                                         products), Chief Executive Officer (until May 2001)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Elaine R. Smith             Trustee                 February 1992        Independent health care industry consultant
(born 04/25/46)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

Ward Smith                  Trustee                 October 1992         Private investor
(born 09/13/30)

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OFFICERS

-----------------------------------------------------------------------------------------------------------------------------------
Robert J. Manning(3)        President and Trustee   February 2004        Massachusetts Financial Services Company, Chief Executive
(born 10/20/63)                                                          Officer, President, Chief Investment Officer and Director
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
James R. Bordewick, Jr.(3)  Assistant Secretary and September 1990       Massachusetts Financial Services Company, Senior Vice
(born 03/06/59)             Assistant Clerk                              President and Associate General Counsel
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Stephanie A. DeSisto(3)     Assistant Treasurer     May 2003             Massachusetts Financial Services Company, Vice President
(born 10/01/53)                                                          (since April 2003); Brown Brothers Harriman& Co., Senior
                                                                         Vice President (November 2002 to April 2003); ING Groep
                                                                         N.V./Aeltus Investment Management, Senior Vice President
                                                                         (prior to November 2002)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Robert R. Flaherty(3)       Assistant Treasurer     August 2000          Massachusetts Financial Services Company, Vice President
(born 09/18/63)                                                          (since August 2000); UAM Fund Services, Senior Vice
                                                                         President (prior to August 2000)
-----------------------------------------------------------------------------------------------------------------------------------

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Richard M. Hisey(3)         Treasurer               August 2002          Massachusetts Financial Services Company, Senior Vice
(born 08/29/58)                                                          President (since July 2002); The Bank of New York, Senior
                                                                         Vice President (September 2000 to July 2002); Lexington
                                                                         Global Asset Managers, Inc., Executive Vice President and
                                                                         Chief Financial Officer (prior to September 2000);
                                                                         Lexington Funds, Chief Financial Officer (prior to
                                                                         September 2000)

-----------------------------------------------------------------------------------------------------------------------------------

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Ellen Moynihan(3)           Assistant Treasurer     April 1997           Massachusetts Financial Services Company, Vice President
(born 11/13/57)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

Frank L. Tarantino          Independent Chief       June 2004            CRA Business Strategies Group (consulting services),
(born 03/07/44)             Compliance Officer                           Executive Vice President (April 2003 to June 2004); David
                                                                         L. Babson & Co. (investment adviser), Managing Director,
                                                                         Chief Administrative Officer and Director (February 1997
                                                                         to March 2003)

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
James O. Yost(3)            Assistant Treasurer     September 1990       Massachusetts Financial Services Company, Senior Vice
(born 06/12/60)                                                          President
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(1) Date first appointed to serve as Trustee/Officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.

(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").

(3) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the series/the fund. The address of MFS is 500 Boylston Street,
    Boston, Massachusetts 02116.


The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. The Trust will hold a shareholders' meeting in 2005 and at least once every 5 years thereafter to elect Trustees. Each
Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.


--------------------
PART II - APPENDIX F
--------------------

    INVESTMENT RESTRICTIONS

    The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Fund.

    As fundamental investment restrictions, the Fund may not:

        (1) borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940, as amended (the "1940 Act") and exemptive orders granted under such Act;

        (2) underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

        (3) issue any senior securities except to the extent not probibited by the 1940 Act and exemptive orders granted under such Act; for purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

        (4) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; and

        (5) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business; the Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

                                   * * * * * *

    FOR THE MFS CASH RESERVE FUND, MFS GOVERNMENT MONEY MARKET FUND AND THE MFS MONEY MARKET FUND:

        (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that this restriction shall not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies.

    FOR THE MFS HIGH INCOME FUND:

        (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund may invest up to 40% of the value of its assets in each of the electric utility and telephone industries.

    FOR THE MFS UTILITIES FUND:

        (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund will invest at least 25% of its total assets in the utilities industry.

    FOR ALL OTHER FUNDS:

            (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

                                   * * * * * *

    IN ADDITION, THE FUNDS HAVE ADOPTED THE FOLLOWING NON-FUNDAMENTAL POLICIES, WHICH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

    FOR THE MFS GOVERNMENT MORTGAGE FUND:

    The Fund will not:

        (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities; repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities; securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 15% limitation; and

        (2) invest in any security other than (i) Government securities and related options, futures, options on futures and repurchase agreements, and (ii) securities of other investment companies, to the extent not prohibited by the 1940 Act, and exemptive orders granted under such Act, all of whose assets will be invested in Government securities and related options, futures, options on futures and repurchase agreements.

    FOR THE MFS CASH RESERVE FUND, MFS GOVERNMENT MONEY MARKET FUND AND THE MFS MONEY MARKET FUND:

    The Fund will not:

        (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 10% of the Fund's net assets (taken at market value) would be invested in such securities; repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities; securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 10% limitation.

    FOR ALL OTHER FUNDS:

    The Fund will not:

        (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 15% limitation.

                                   * * * * * *

    FOR ALL FUNDS:

    Except for investment restriction no. 1 and the Fund's non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Fund's non-fundamental policy on illiquid investments, the Fund will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

--------------------
PART II - APPENDIX G
--------------------

    PROXY VOTING POLICIES AND PROCEDURES SEPTEMBER 17, 2003 Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies included within the MFS Family of Funds (the "MFS Funds").

    These policies and procedures include:

            A. Voting Guidelines;
            B. Administrative Procedures;
            C. Monitoring System;
            D. Records Retention; and
            E. Reports.


    These proxy voting policies and procedures do not apply to MFS Union Standard Equity Fund ("UNE"). The proxy voting policies and procedures that apply to UNE are set forth on page G-6.

    A. VOTING GUIDELINES


    1. GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

    MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

    MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the guiding principle that all votes made by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, which are set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion to vote these items in accordance with this guiding principle. These underlying guidelines are simply that -- guidelines. Each proxy item is considered on a case-by-case basis, in light of all relevant facts and circumstances, and there may be instances in which MFS may vote proxies in a manner different from these guidelines.

    As a general matter, MFS maintains a consistent voting position with respect to similar proxy proposals made by various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to the different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long- term economic interests of MFS' clients.

    From time to time, MFS receives comments on these guidelines and regarding particular voting issues from its clients. Those comments are reviewed and considered periodically, and these guidelines are reviewed each year with MFS Equity Research Department management, the MFS Proxy Review Group and the MFS Proxy Consultant and are revised as appropriate.

    These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. MFS shall be mindful of any and all potential material conflicts of interest that could arise in the voting of these proxies, shall identify, analyze, document and report on any such potential conflicts, and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting on all potential conflicts of interest.

    2. MFS' POLICY ON SPECIFIC ISSUES

    NON-SALARY COMPENSATION PROGRAMS

    Managements have become increasingly creative and generous with compensation programs involving common stock. The original stock option plans, which called for the optionee to pay the money to exercise the option, are now embellished with no risk benefits such as stock appreciation rights, the use of unexercised options to "buy" stock, and restricted stock at bargain prices.

    Stock option plans are supposed to reward results rather than tenure, so the use of restricted stock at bargain prices is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold.

    MFS votes against option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of restricted stock at deep discounts to fair market value. MFS generally votes against stock option plans that involve stock appreciation rights or the use of unexercised options to "buy" stock.

    MFS opposes plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%.

    MFS votes in favor of stock option plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option plans for employees. Stock option plans that include options for consultants and other third parties not involved in the management of the company generally are opposed by MFS.

    "GOLDEN PARACHUTES"

    From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of any severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain percentage of such officer's annual compensation. When put to a vote, MFS votes against very large golden parachutes.

    ANTI-TAKEOVER MEASURES

    In general, MFS votes against any measure that inhibits capital appreciation in a stock, including a possible takeover and any proposal that protects management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to board classification and super-majority requirements.

    REINCORPORATION AND REORGANIZATION PROPOSALS

    When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

    DILUTION

    There are many reasons for issuance of stock and most are legitimate. As noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

    CONFIDENTIAL VOTING

    MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

    INDEPENDENCE OF BOARDS OF DIRECTORS AND COMMITTEES THEREOF

    While MFS acknowledges the potential benefits of a company's inclusion of directors who are "independent" from management, MFS generally opposes shareholder proposals that would require that a majority (or a "super-majority") of a company's board be comprised of "independent" directors. Such proposals could inappropriately reduce a company's ability to engage in certain types of transactions, could result in the exclusion of talented directors who are not deemed "independent", or could result in the unnecessary addition of additional "independent" directors to a company's board. However, in view of the special role and responsibilities of various committees of a board of directors, MFS supports proposals that would require that the Audit, Nominating and Compensation Committees be comprised entirely of directors who are deemed "independent" of the company.

    INDEPENDENT AUDITORS

    Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of any non-audit services (unless approved in advance by the full board) whereas other proposals would cap non-audit fees so that such fees do not exceed a certain percentage of the audit fees. MFS supports such shareholder proposals that would cap non-audit fees at an amount deemed to be not excessive.

    BEST PRACTICES STANDARDS

    Best practices standards are rapidly evolving in the corporate governance areas as a result of recent corporate failures, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these changes. However, many issuers are not publicly registered, are not subject to these enhanced listing standards or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that -- within the circumstances of the environment within which the issuers operate -- the proposal is consistent with the best long-term economic interests of our clients.

    FOREIGN ISSUERS - SHARE BLOCKING

    In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with these policies and procedures.

    SOCIAL ISSUES

    There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to report on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

    The laws of various states may regulate how the interests of certain clients subject to those laws are voted. For example, the General Laws of The Commonwealth of Massachusetts prohibit the investment of state funds, including retirement system assets, in the following types of investments:
    (i) financial institutions which directly or through any subsidiary have outstanding loans to any individual or corporation engaged in manufacturing, distribution or sale of firearms, munitions, rubber or plastic bullets, tear gas, armored vehicles or military aircraft for use or deployment in any activity in Northern Ireland; or (ii) any stocks, securities or obligations of any company so engaged.

    Because of these statutory restrictions, it is necessary when voting proxies for securities held in Massachusetts public pension accounts to support the purpose of this legislation. Thus, on issues relating to these or similar state law questions, it may be necessary to cast ballots differently for these portfolios than MFS might normally do for other accounts.

    B. ADMINISTRATIVE PROCEDURES

    1. MFS PROXY REVIEW GROUP

    The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS' Proxy Consultant. The MFS Proxy Review Group:

      a. Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;

      b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and (ii) votes not clearly governed by these guidelines; and

      c. Considers special proxy issues as they may arise from time to time.

    The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

    2. POTENTIAL CONFLICTS OF INTEREST

    The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these responsibilities.

    In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where
    (i) MFS is considering overriding these policies and guidelines, or (ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

      a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares,
        (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

      b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

      c. If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

      d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests.

    The MFS Proxy Review Group is responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated as necessary, but no less frequently than quarterly.

    3. GATHERING PROXIES

    Nearly all proxies received by MFS originate at Automatic Data Processing Corp. ("ADP"). ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. Each client's custodian is responsible for forwarding all proxy solicitation materials to MFS (except in the case of certain institutional clients for which MFS does not vote proxies). This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, and proxy statements, the issuer's explanation of the items to be voted upon.

    MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS' Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group and most proxies can be voted electronically. In addition to receiving the hard copies of materials relating to meetings of shareholders of issuers whose securities are held by the Funds and/or clients, the ballots and proxy statements can be printed from the Proxy Administrator's system and forwarded for review.

    4. ANALYZING PROXIES

    After input into the Proxy Administrator system, proxies which are deemed to be completely routine (e.g., those involving only uncontested elections of directors, appointments of auditors, and/or employee stock purchase plans)(1) are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. Proxies that pertain only to merger and acquisition proposals are forwarded initially to an appropriate MFS portfolio manager or research analyst for his or her recommendation. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.(2)

    ----------
    (1) Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, there is an expanded list of items that are deemed routine (and therefore automatically voted in favor) for foreign issuers, including the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) the discharge of management and supervisory boards; and
        (v) approval of share repurchase programs.

    (2) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group will determine the vote in what MFS believes to be the best long-term economic interests of its clients.

    Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under "Voting Guidelines," and all other relevant materials. His or her recommendation as to how each proxy proposal should be voted is indicated on copies of proxy cards, including his or her rationale on significant items. These cards are then forwarded to the MFS Proxy Review Group.

    As a general matter, portfolio managers and investment analysts are consulted and involved in developing MFS' substantive proxy voting guidelines, but have little or no involvement in or knowledge of proxy proposals or voting positions taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize or remove the potential that proxy solicitors, issuers, and third parties might attempt to exert influence on the vote or might create a conflict of interest that is not in what MFS believes to be the best long-term economic interests of our clients. In limited, specific instances (e.g., mergers), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. The MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

    As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be examined, explained and reported in accordance with the procedures set forth in these policies.

    5. VOTING PROXIES

    After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

    C. MONITORING SYSTEM

    It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

    When the Proxy Administrator's system "tickler" shows that the date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

    D. RECORDS RETENTION

    MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for a period of six years. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained for six years.

    E. REPORTS

    MFS FUNDS

    Periodically, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a listing of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

    ALL MFS ADVISORY CLIENTS

    At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

    Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.


                                 *    *    *    *

                     UNE PROXY VOTING POLICIES AND PROCEDURES

    UNE invests principally in union and labor sensitive companies, and has retained JMR Financial, Inc. ("JMR") to vote proxies on its behalf. In fulfilling its duties, JMR votes proxies in accordance with proxy voting guidelines based on those established by the AFL-CIO. The AFL-CIO Proxy Voting Guidelines have been developed by the AFL-CIO to serve as a guide for Taft-Hartley and union benefit fund trustees in meeting their fiduciary duties as outlined in the Employee Retirement Income Security Act of 1974 and subsequent Department of Labor policy statements. A summary of the JMR Proxy Voting Guidelines is set forth below, and the Guidelines can be reviewed in their entirety at www.jmr-financial.com/MFS.

                                   INTRODUCTION

    These Proxy Voting Guidelines address a broad range of issues, including the Election of Directors, Stock Options, Executive Compensation, and Changes in Control.

    JMR holds the position that all votes should be reviewed on a company-by-company basis and that no issue should be considered routine. It is our resolve that each issue will be evaluated in the context of the company under examination and will be subject to an analysis of the economic impact an issue may have on long-term shareholder value. We will assess the short-term and long-term impact of a vote, and will promote a position that is consistent with the long-term economic best interests of plan members. Our policies also take into consideration actions which promote good corporate governance through the proxy voting process. When company-specific factors are overlaid, every proxy voting decision becomes a case-by-case decision.

    For those issues not described in these Policies, JMR will use reasonable judgment, in accordance with U.S. Department of Labor Interpretative Bulletin 94-2, on a case-by-case basis.

                                AUDITOR STANDARDS
                                     AUDITORS

    JMR's policy is in accord with the requirements set forth by the Sarbanes-Oxley Act of 2002 (the "Act"). The Act states that the Audit Committee must be responsible for the appointment, compensation, and oversight of the work of the company's Auditor. The Auditor must report directly to the Audit Committee. The Audit Committee must be given the authority and funding to engage independent counsel and other advisors. That withstanding, this policy is that only shareholders should have the express right to select an external Auditor.

    In addition to the Act's stated "Prohibited Non-Audit Services," we closely examine those instances when the Auditor earns fees for professional services other than those rendered in connection with the audit of the company's annual (10-K) and quarterly (10-Q) financial statements. We hold that the Audit Committee should be aware of all other consulting services that the external Auditor performs for the company. We believe that the less involved company management is in the hiring and oversight of the external Auditor, the less likely it is that management can influence or impede the Auditor's independence.

    To minimize management's influence on the external Auditor, we recommend that additional disclosures of supplemental services provided to the company by external Auditors should be required. Such disclosures should include the percentage of total costs that are associated with audit, tax and other consulting services (contract internal audit, business assurance, etc.) provided by the external Auditor.

    It follows that where Auditors have been complacent in their responsibilities or where, in the previous year, the previous Auditor was replaced for adhering to strict accounting practices, the voting fiduciary should vote against the incoming Auditor.

    This policy is against proposals to ratify the acts of Auditors for the previous financial year. A vote in favor of such proposals could waive shareholders' rights to take legal action against the Auditors unless they are found to have withheld information from shareholders or provided false or misleading information to them at or before the annual meeting. It is not in shareholders' interest to surrender a legal right that they may, in a rare case, wish to exercise.

                                BOARD OF DIRECTORS
                              ELECTION OF DIRECTORS

    The Election of Directors usually occurs under two circumstances: uncontested elections and contested elections. While greater scrutiny must be paid to those situations where a change of control is proposed in the context of a contested election for the Board of Directors, particular attention must always be paid to the qualifications and performance of Directors as well as their ability to critically focus on the management of the company.

    As a general policy, the following factors should always be taken into consideration:

      o Qualifications of Individual Directors including industry expertise, financial and venture capital experience, strategic contacts and connections, time spent working with companies of similar size or at similar stages in the growth curve, and so on;

      o The company's performance relative to its peer group and the market indices against which the company is measured;

      o The independence of the Directors (as is more fully described in the Policies, below);

      o The Board's overall management of the company focuses on whether it is effectively serving the best interests of the company's shareholders;

      o Company management's track record;

      o The attendance records of Directors, which should not fall below 75 percent;

      o The competing time commitments that are faced when Director candidates serve on multiple boards. The ability of a Director to devote the time required to be a responsible and contributing member of the Board is lessened when that Director serves on multiple company Boards. With respect to Directorships of major corporations, it would be extraordinary for an individual who is spending his or her full time doing Board work to be an effective contributor on more than two additional large company boards;

      o Chapter 7 bankruptcy, Securities and Exchange Commission violations, and criminal offenses by an individual Director;

      o The views of employee and shareholder groups with respect to particular circumstances at a company;

      o What each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

      o Whether the company's Chief Executive Officer ("CEO") is also the Chairman of the Board.

                              INDEPENDENT DIRECTORS

    This policy holds that a majority of the Board should be Independent of the company and its management. A Board consisting of a majority of Independent Directors is critical to ensure that the Board exercises good judgment in carrying out its responsibilities and duties to select and compensate management in a value-enhancing manner for shareholders. In addition, a Board consisting of a majority of Independent Directors will have the power to exercise effective oversight of top management particularly when this involves challenging management decisions and questioning management performance. Weighed against this is the fact that, in a change of control situation, inside Directors may be more responsive to the interests of the employees and the communities in which they operate, as opposed to company shareholders.

    With regard to the definition of an Independent Director, no Director qualifies as Independent unless the Director has no material relationship with the company other than the Directorship position. When assessing the materiality of a Director's relationship with the company, the issue should be considered not merely from the standpoint of the Director, but also from that of the persons or the organizations with which the Director has an affiliation.

    A director is considered NOT INDEPENDENT if he or she:

      o Is, or has been, employed by the company or an affiliate;

      o Is one of the company's paid advisors/ consultants;

      o Is, or is affiliated with a company that is, an adviser or consultant to the Company or a member of the Company's senior management;

      o Is, or is affiliated with a company that is, a significant customer or supplier;

      o Is employed by, or is affiliated with, a Foundation or University that receives grants or endowments from the company;

      o Has a personal services contract with the company;

      o Is related to a Director or Officer of the company;

      o Is an Officer of a firm on which the CEO or Chairman of the Board is also a Board member;

      o Is employed by a public company at which an Executive Officer of the company serves as a Director; or

      o Is a member of the immediate family of any person described above.

             INDEPENDENT, NOMINATING, COMPENSATION & AUDIT COMMITTEES

    This policy supports the notion that the Nominating, Compensation, and Audit Committees of the Board should consist entirely of Independent Directors. The reasoning is that 100 percent Independence is necessary for the proper functioning and oversight of these committees, which must serve as overseers of the company and its management.

                                 AUDIT COMMITTEE

    For companies with a market capitalization above $200 million, the Audit Committee should be composed of entirely Independent Directors. In addition, a Director who meets the definition of Independence mandated for all Audit Committee members, but who also holds 5% or more of the company's stock (or who is a general partner, controlling shareholder or officer of any such holder) cannot chair, or be a voting member of, the Audit Committee. We hold the position that allowing such a Director to be a non-voting committee member fairly balances the value of significant shareholder participation in Committee discussions against the risk that significant shareholders may have interests diverging from those of other shareholders.

    The Audit Committee chair should have accounting or related financial management expertise. In addition, for companies with a market capitalization above $200 million, (a) at least three members of an Audit Committee should be "financially literate" (or become so within a reasonable period of time), and (b) at least one member of the committee should have accounting expertise. This will better enable the Audit Committee to evaluate independently the information it receives, to recognize problems, to seek appropriate solutions, and to perform its job.

                              COMPENSATION COMMITTEE

    The Compensation Committee should be composed entirely of Independent Directors when the company has a market capitalization above $200 million.

                    NOMINATING/ CORPORATE GOVERNANCE COMMITTEE

    In the absence of an independent Nominating Committee, the CEO inevitably dominates the nomination process. If at the time of initial selection a Director feels heavily indebted to the CEO for his or her place on the Board, it can hinder the Director's ability to exercise effective oversight of the CEO. In addition, there is always a risk that the CEO will seek to populate the Board with individuals who are unwilling to challenge the existing management. In these situations, there is an enormous risk that the Board will not have the power it needs to carry out its activities in the best interests of shareholders. Thus, it is vital that the Nominating Committee be composed entirely of Independent Directors when the company has a market capitalization above $200 million.

                 SEPARATE OFFICES OF CHAIRMAN OF THE BOARD & CEO

    One factor that has a large direct impact on a company's financial performance is the power of the CEO relative to the Board of Directors. The CEO normally determines the agenda for Board meetings, controls what information the Directors receive, and often dominates the selection of who sits on the Board and who is a member of the Board's committees. One of the principal functions of the Board is to monitor and evaluate the performance of the CEO. When the CEO of the company is also the Chairman of the Board, his or her duty to oversee management is obviously compromised when he or she is required to monitor him or herself. This unity of power causes concern about whether having a CEO who is also the Chairman of the Board best serves the company's shareholders. In these situations, there is an enormous risk that the Board will not have the power it needs to carry out its activities in the best interests of shareholders. The principal argument in favor of a separate CEO and Chairman of the Board is that the separation enhances the ability of the Board to monitor the CEO's performance. It is assumed that Directors will feel more at ease about raising challenges to the CEO and executing their legal responsibilities for oversight if a fellow Director leads the Board. In addition, this separation guards against cases where a CEO seeks first to serve himself or herself and only secondarily the company's shareholders.

    Proposals seeking to separate the positions of Chairman and CEO should be supported. However, a company with a market capitalization below $200 million will in general have a limited group of leaders who can provide support an input necessary to create value, difficulty attracting qualified Directors, and difficulty absorbing the costs of retaining those directors. It may be appropriate in these instances for the position of CEO and Chairman of the Board to be held by the same individual for some period of time.

                                CLASSIFIED BOARDS

    Classified Boards are those that have staggered election terms for Directors. Typically, one-third of a company's Directors are elected in any given year. At issue is whether a Classified Board provides continuity and stability for companies who have implemented this anti-takeover device or whether it alternatively entrenches company. With a Classified Board structure in place, the Directors and management are in a better position to negotiate a better deal for shareholders in the event of an attempted takeover. However, critics of classified board structures argue that such systems entrench Directors and management. By eliminating the risks associated with standing for election annually, Directors lose some measure of accountability to shareholders and become aligned with management. In addition, opponents argue that a Classified Board structure hurts shareholder value by depriving shareholders of takeover premiums. If a company creates a barrier to nonconsensual takeover offers, shareholders are effectively disenfranchised. Currently, all states allow companies to classify their Boards if they have a minimum number of Directors. Most states authorize nine Directors.

    We hold the position that our proxy voting policy favoring Board Declassification can be justified. Empirical studies are inconclusive with respect to its utility as an effective tool for enhancing shareholder value. Moreover, there are indications that institutional investors are capable of rendering sound judgments about the value of offers made for a company without Director or management intervention. Though not a universal problem, staggered boards can reduce Director and manager accountability to shareholders when they are under performing.

                                   TERM LIMITS

    This policy opposes proposals to limit director terms because such limits may prohibit the service by Directors who are otherwise qualified to serve the company. In addition, the imposition of term limits would prevent, in many cases, Directors from developing a level of expertise and complete knowledge set of a firm's financial systems and internal controls. Since other guidelines serve to hold Directors to high standards, the best way to ensure a Director's qualification is to elect him or her annually.

                                DIRECTOR LIABILITY

    According to state incorporation laws in the United States, Boards have a legal responsibility for the management of a company. The downside is that Directors can face a wide range of liability claims. State jurisdictions generally agree that Directors must uphold and adhere to three basic duties vis-a-vis the companies they serve:

    The DUTY OF DILIGENCE requires that Directors make business decisions on an informed basis, and act in good faith and with an honest belief that their actions were taken to serve the best interests of the corporation.

    The DUTY OF OBEDIENCE is the requirement that Directors themselves must obey the law and that they must ensure that the corporation itself obeys the law. They must not commit what are called ultra vires acts - acts performed without the authority to commit them. In essence, Directors must confine their activities within the powers conferred by the company's corporate charter and its articles of incorporation, regulations, and by-laws.

    The DUTY OF LOYALTY requires Directors to avoid conflicts of interest. They must refrain from personal activities that either take advantage of or injure the corporation.

    Although these three duties set general legal parameters for Directors' obligations, the courts as the same time recognize that not all actions taken by Directors will benefit the corporation or in hindsight appear to have been the best course. States have therefore established what is called the BUSINESS JUDGMENT RULE, which can be invoked in liability cases as a defense when Directors are presented with claims of mismanagement or breach of care. This rule focuses on the duty of diligence surrounding the actual process of decision making and de-emphasizes the decision outcome: "the business judgment rule provides that courts should not examine the quality of the Directors" business decisions, but only the procedures followed in reaching those decisions, when determining Director liability."

    The voting fiduciary should generally weigh the need for full Director accountability against the company's need to retain qualified individuals who are willing to serve as Directors. Specifically, proposals to limit Director Liability should be opposed for:

      o breach of duty of loyalty;

      o omissions not committed in good faith or acts committed intentionally or in violation of the law;

      o acts involving unlawful purchase or redemption of stock;

      o payment of unlawful dividends; or

      o receipt of improper personal benefits.

    In addition, limiting liability for Directors when litigation is pending against the company should be opposed.

                                 INDEMNIFICATION

    Indemnification is the payment by a company of the expenses of Directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company's Directors differ from those to eliminate or reduce their liability because with indemnification Directors may still be liable for his or her acts or omissions, but the company will bear the costs for the Director's conduct.

    This policy supports indemnification proposals if the company can demonstrate the need to retain qualified Directors and not compromise their independence. We oppose indemnification when it is being proposed to insulate Directors from actions they have already taken. Generally, fiduciaries should:

    Vote against Indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence that are more serious violations of fiduciary obligations than mere carelessness.

                                   COMPENSATION
                                STOCK OPTION PLANS

    In evaluating a Stock Option Plan, we examine how the proposed plan would increase the company's total potential dilution above that from all existing plans and how this increase would impact shareholders' voting power and economic value. Our vote is based, in part, on a comparison between these company specific factors and allowable total potential dilution levels derived from the company's industry sector and market capitalization peer group within the S&P 400 Index, the S&P 500 Index and the S&P 600 Index. We also evaluate the plan's individual features such as repricing underwater stock options without shareholder approval. If these three criteria were determined to be acceptable, we would generally support including a Stock Option Plan in compensation policies for Executives and Directors as long as this plan also provides challenging performance objectives, which will motivate Executives and Directors to achieve long-term shareholder value.

    In our view, Standard Stock Options reward participants for both superior and sub-par performance in a rising market, and penalize participants during a bear market. Standard Stock Options may also be more expensive than Performance-Based Options. Therefore, this policy holds that some portion of Stock Option grants to Executives and Directors should be Performance-Based. Performance-Based Options tie compensation more closely to company performance, not to the stock market. As a result, participants in Performance-Based Stock Option Plans are rewarded only when company shareholders benefit from stock price appreciation. Premium-Priced and Performance-Vesting Options encourage Executives and Directors to set and meet ambitious but realistic performance targets. Indexed Options may have the added benefit of discouraging repricing in the event of an industry downturn. In addition, when Stock Options are Performance-Based they generally are not subject to the limits contained in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which caps income tax deductions for Executive salaries at $1 million. To ensure the full-tax deductibility of Executive pay, companies now tend to pay amounts in excess of $1 million to Executives in the form of incentive-based pay such as stock or stock options.

    Performance-Based Stock Options are defined as one of the following:

    PERFORMANCE VESTING STOCK OPTIONS - grants which do not vest or become exercisable unless specific price or business performance goals are met.

    PREMIUM PRICED STOCK OPTIONS - grants with an option exercise price higher than fair market value on date of grant.

    INDEX OPTIONS - grants with a variable option exercise price geared to a relative external measure such as a comparable peer group or S&P industry index.

    PERFORMANCE ACCELERATED STOCK OPTIONS - grants whose vesting is accelerated upon achievement of specific stock price or business performance goals.

    This policy opposes repricing of underwater stock options. As companies increasingly align Executive and Director pay with performance, many experts defend soaring compensation figures as deserved rewards for strong company performance. That assumption can be undermined by the practice of adjusting the price of options that are underwater after a company's performance falls flat.

                           EXECUTIVE COMPENSATION PLANS

    Pursuant to this policy, we scrutinize Executive Compensation Plans closely, taking into account company performance, individual Executive performance, various compensation plan features, and the potential dilution of shareholders' voting power and economic value that would occur if the Compensation Plan were implemented.

    This policy generally supports linking Executive compensation to long-term company performance. Measures of company performance can include not only financial performance, such as revenue growth and profitability, but also social corporate performance, such as the company's efforts to promote basic human rights domestically and internationally within its operations, compliance to environmental standards, health and safety standards, foreign and domestic labor standards, and downsizing and layoffs standards.

    This policy holds that individual Executives should be compensated based upon their individual contributions to the achievement of the company's objectives. JMR supports Executive Compensation Plans which include appropriate incentives designed to align Executives' interests with the long-term growth and development of the company and the interests of its shareholders. We also believe that there are many ways in which Executives may contribute to building a successful company. While the results of these efforts should eventually appear in the company's financial statements, or be reflected in the company's stock price, many long-term strategic decisions, made in pursuing the company's growth and development, may have little visible impact in the short term.

                 DISCLOSING OR RESTRICTING EXECUTIVE COMPENSATION

    Proposals that link Executive compensation to the long-term goals of the company should be supported based upon the compensation factors enumerated above. In addition, proposals that seek to expand disclosure of executive compensation are of value to shareholders as long as such disclosure is not unduly burdensome on the company.

                                GOLDEN PARACHUTES

    Golden parachutes, which are severance packages contingent upon a change in control, may be detrimental to shareholder interests.

    However, since parachutes assure covered Executives of specified benefits, they may reduce management accountability to shareholders and reduce their incentives to maximize shareholder value during merger negotiations. Golden parachutes may also be unnecessary and a waste of corporate assets. In light of these negatives, companies should ban or put to shareholder approval all future golden parachutes.

    As a matter of proxy voting policy, management proposals to award golden parachutes should be opposed. Conversely, shareholder proposals that seek to eliminate these compensation mechanisms should be supported. In addition, proposals seeking prior shareholder approval before implementing severance agreements are supported. In light of generous compensation packages already given to most Executives, golden parachutes are unjustified.

                     OUTSIDE DIRECTOR COMPENSATION & BENEFITS

    This policy scrutinizes Director Compensation Plans closely, taking into account company performance; individual Director qualifications and performance; various Director Compensation Plan features; and the potential total dilution of shareholders' voting power and economic value which would occur if the Compensation Plan were implemented.

    JMR holds the position that each Director has the duty and responsibility to oversee the company in a manner which will effectively serve the best interests of the company's shareholders. We believe that Director Compensation should be based upon the Company's successful achievement of its goals, be they strategic and or financial in nature, and the contributions of each Director to the achievement of these goals. We recognize that as a company moves though its life cycle and product cycles, different Director skill sets and qualifications will be needed at different points in time. These might include industry expertise; financial and venture capital experience; strategic contacts and connections; time spent working with companies of similar size or at similar stages in the growth curve; etc. Director Compensation Plans should be formulated, not only to attract and retain the most qualified Directors, but also to provide appropriate incentives to align Directors' interests with the long-term growth and development of the company and the interests of its shareholders

                               CORPORATE GOVERNANCE
                        BROADER PARTICIPATION ON THE BOARD

    This policy supports proposals requesting that companies make efforts to seek more women and minorities to serve on their boards. Gender and ethnic diversity brings different perspectives to boards, which, in turn, can lead to improved corporate performance.

                        INCREASING AUTHORIZED COMMON STOCK

    Increasing the number of shares of a company's common stock should be based upon a persuasive justification for the increase. Providing adequate shares for a stock split is justification for an increase whereas additional shares to implement an anti-takeover defense probably do not justify such an increase.

                           BLANK-CHECK PREFERRED STOCK

    We oppose requests that authorize blank check preferred stock - that is, preferred stock that includes broad powers granted to directors to establish voting, dividend and other rights without shareholder review.

                                 REINCORPORATION

    We generally vote in favor of reincorporation in another jurisdiction so long as there is sound justification for doing so and there is no significant diminution of corporate governance, management accountability or workers' rights. With respect to reincorporating to an offshore jurisdiction, we look closely at the company's rationale for such action. Enhancement of shareholder value through tax savings as a result of reincorporating offshore is only one of several factors that are considered when supporting or opposing a proposal to reincorporate.

                     SHAREHOLDER RIGHTS PLANS (POISON PILLS)

    Shareholder Rights Plans, typically known as "Poison Pills," take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. When triggered, Poison Pills generally allow shareholders to purchase shares from, or sell shares back to, the target company and/or the potential acquirer at a price far out of line with the fair market value. Depending on the type of Pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison Pills insulate management from the threat of change in control and provide the target board with veto power over takeover bids. Because Poison Pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

    This policy on Poison Pills focuses on whether management puts the Poison Pill to a periodic vote of the shareholders, and whether acquisition attempts thwarted by the Pill could be detrimental to the long-term interests of plan beneficiaries. Unless specific circumstances, which serve the long-term interests of plan beneficiaries, are best served, this policy generally opposes Poison Pills.

                            BOARD SIZE & COMPENSATION

    The voting fiduciary should consider voting in favor of changing the board size when there is a satisfactory justification for doing so.

                        SUPERMAJORITY VOTING REQUIREMENTS

    When considering a vote in favor of supermajority voting, consider that these special voting requirements could be used to entrench management or favor a minority shareholder group.

                                DUAL CLASS VOTING

    The voting fiduciary should consider the principle of one share - one vote when voting on such a proposal. Its impact on share value and the creation of unequal voting rights should be considered.

                                CUMULATIVE VOTING

    Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a Cumulative Voting scheme the shareholder is permitted to have one vote per share for each Director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the Director candidates. Shareholders have the opportunity to elect a minority shareholder to a board not controlled by a majority shareholder through cumulative voting, thereby ensuring representation for all sizes of shareholders. Shareholders need to have flexibility in supporting candidates for a company's board of directors. This is the only mechanism that minority shareholders can use to be represented on a company's board.

    Cumulative   voting   is  a  method  for  obtaining  minority  shareholder
    representation on a Board of Directors and is a way of obtaining Board independence from management and thus, should generally be supported.

                   SHAREHOLDERS' RIGHT TO CALL SPECIAL MEETINGS

    In considering this issue, we weigh the importance of shareholders' need to raise important issues against the potential for facilitating changes in control at the company.

                             APPROVING OTHER BUSINESS

    Granting management the authority to approve other business gives management broad authority to act without prior shareholder approval and should be generally opposed.

                            EQUAL ACCESS TO THE PROXY

    Proposals that give shareholders the same ability as management to state their views on contested proxy issues enhance corporate accountability. Therefore, proposals advocating equal access to the proxy should be supported.

                              FAIR-PRICE PROVISIONS

    Fair price provisions help guard against two-tiered tender offers, in which a raider offers a substantially higher cash bid for an initial and often controlling stake in a company and then offers a lower price for the remaining shares. The coercive pressures associated with two-tiered offers may force shareholders to tender their holdings before they have considered all relevant facts. These provisions guarantee an equal price for all shareholders and should be supported.

INVESTMENT ADVISER
MFS Investment Management(R)
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIANS
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

JP Morgan Chase Bank
One Chase Manhattan Plaza
New York, NY 10081


SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
2 Avenue de Lafayette, Boston, MA 02111-1738
Toll free: (800) 225-2606


MAILING ADDRESS:
P.O. Box 2281, Boston, MA 02107-9906

[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street, Boston, MA 02116


                                                          MFS-REVPART2-SAI-6/04

Class A Shares
Class B Shares
Class C Shares
-------------------------------------------------------------------------------

MFS(R) MUNICIPAL INCOME FUND                                  PROSPECTUS 8/1/04

This Prospectus describes the MFS Municipal Income Fund. The fund's investment objective is to provide as high a level of current income exempt from federal income tax as is considered consistent with prudent investing while seeking protection of shareholders' capital.


TABLE OF CONTENTS
-----------------------------------------------------------------------------

RISK RETURN SUMMARY                                                         1
-----------------------------------------------------------------------------
EXPENSE SUMMARY                                                             7
-----------------------------------------------------------------------------
CERTAIN INVESTMENT STRATEGIES AND RISKS                                     9
-----------------------------------------------------------------------------
MANAGEMENT OF THE FUND                                                     10
-----------------------------------------------------------------------------
DESCRIPTION OF SHARE CLASSES                                               11
-----------------------------------------------------------------------------

HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES                                19
-----------------------------------------------------------------------------
OTHER INFORMATION                                                          27
-----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                       30

-----------------------------------------------------------------------------
APPENDIX A-INVESTMENT TECHNIQUES AND PRACTICES                             A1
-----------------------------------------------------------------------------
APPENDIX B-TAXABLE EQUIVALENT YIELD TABLE                                  B1

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

---------------------
I RISK RETURN SUMMARY
---------------------

o   INVESTMENT OBJECTIVE

    The fund's investment objective is to provide as high a level of current income exempt from federal income tax as is considered consistent with prudent investing while seeking protection of shareholders' capital. The fund's objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The fund invests, under normal market conditions, at least 80% of its net assets in securities and other investments, the interest on which is exempt from federal income tax. This policy may not be changed without shareholder approval. To meet this policy, the fund may invest in municipal securities, which are bonds or other debt obligations of a U.S. state or political subdivision, such as a county, city, town, village, or authority. The fund also may invest in participation interests in municipal securities, which are interests in holdings of municipal obligations backed by a letter of credit or guarantee from the issuing bank. The fund seeks to invest in municipal securities whose income is exempt from federal income tax. However, the interest income on certain of these municipal securities may be subject to alternative minimum tax. For a comparison of yields on municipal bonds and taxable securities see the Tax Equivalent Yield Table attached as Appendix B to this Prospectus.

      The fund focuses on municipal securities rated, or issued by issuers who have securities that are rated, in one of the top four credit ratings by credit rating agencies. The fund may invest in speculative securities, which are securities rated in the lowest investment grade category by credit rating agencies or which are unrated and considered by MFS to be comparable to speculative securities. The fund also may invest in lower rated bonds, commonly known as junk bonds, which are bonds assigned credit ratings below the four highest credit ratings by credit rating agencies or which are unrated and considered by the fund's investment adviser, Massachusetts Financial Services Company (referred to as MFS or the adviser), to be comparable to lower rated bonds.

      In selecting fixed income investments for the fund, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including the fund) as a tool in making or adjusting a fund's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. The share price of the fund generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objective, that are not described here.

    The principal risks of investing in the fund are:

    o Municipal Securities Risk:

        > Interest Rate Risk: As with any fixed income security, the prices of municipal securities in the fund's portfolio will generally fall when interest rates rise. Conversely, when interest rates fall, the prices of municipal securities in the fund's portfolio will generally rise.

        > Maturity Risk: Interest rate risk will generally affect the price of a municipal security more if the security has a longer maturity. Municipal securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, municipal securities with shorter maturities will be less volatile but generally provide lower returns than municipal securities with longer maturities. The average maturity of the fund's municipal security investments will affect the volatility of the fund's share price.

        > Credit Risk: Credit risk is the risk that the issuer of a municipal security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain municipal securities to indicate their credit risk. The price of a municipal security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. A participation interest is also subject to the risk of default by the issuing bank.


        > General Obligations and Revenue Obligations Risk: The fund may invest in municipal bonds that are general obligations backed by the full faith and credit of the municipal issuer. The fund may also invest in municipal bonds called revenue obligations which are subject to a higher degree of credit risk than general obligations. Revenue obligations finance specific projects (such as building a hospital or toll roads, water and sewer projects, etc.), and are not backed by the full faith and credit of the municipal issuer. The fund may invest in excess of 25% of its assets in revenue bonds relating to any one specific industry (e.g., housing, healthcare, water and sewer, etc.). Because revenue obligations are repaid from the revenues from a facility, they are subject to a risk of default in payments of principal and interest if the facility does not generate enough income. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues from the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.


        > Municipal Lease Obligations Risk: The fund's investments in municipal securities may include municipal lease obligations. Municipal lease obligations are undivided interests issued by a state or municipality in a lease or installment purchase which generally relates to equipment or facilities. When the fund invests in municipal lease obligations, it may have limited recourse in the event of default or termination. In some cases, payments under municipal leases do not have to be made unless the appropriate legislative body specifically approves money for that purpose.

    o Speculative Bonds Risk: Bonds rated in the lowest investment grade category (i.e., the fourth highest credit rating) by credit rating agencies are called speculative bonds. Speculative bonds are subject to a higher risk that the issuer will default on payments of principal and interest than higher rated investment grade bonds. Although the issuer's ability to make interest and principal payments appears adequate, an adverse change in economic conditions or other circumstances is more likely to cause a default by the issuer of a speculative bond than the issuer of a higher rated investment grade bond.

    o Liquidity Risk: The fixed income securities purchased by the fund may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the fund's performance.

    o Lower Rated Bonds Risk:

        > Higher Credit Risk: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

        > Higher Liquidity Risk: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

    o As with any mutual fund, you could lose money on your investment in the fund.

    An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o for class B shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future.

      The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART

    The bar chart shows changes in the annual total returns of the fund's class B shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class B returns shown in the bar chart, depending upon the expenses of those classes.


                1994                          (5.30)%
                1995                          13.82%
                1996                           2.87%
                1997                           8.81%
                1998                           4.26%
                1999                          (3.62)%
                2000                           9.10%
                2001                           3.29%
                2002                           7.23%
                2003                           5.12%


    During the period shown in the bar chart, the highest quarterly return was 5.86% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (4.82)% (for the calendar quarter ended March 31, 1994).


    The total return for the fund's class B shares for the six-month period ended June 30, 2004, was (0.66)%.


    PERFORMANCE TABLE


    This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and one or more other market indicators and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charges (CDSC), as applicable) and the reinvestment of distributions. In addition, for class B shares, this table shows class B average annual total returns:

    o after the deduction of taxes on distributions made on class B shares, such as capital gains and income distributions ("Class B Shares" Return After Taxes on Distributions"); and

    o after the deduction of taxes on both distributions made on class B shares and redemption of class B shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class B Shares" Return After Taxes on Distributions and Sale of Class B Shares").


    AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDED DECEMBER 31, 2003)
    ..........................................................................


                                                    1 Year    5 Years   10 Years

    RETURNS BEFORE TAXES

    Class A Shares, with Initial Sales Charge
      (4.75%)                                        0.88%      3.90%     4.74%
    Class C Shares with CDSC (1% for First Year
      From the End of the Calendar Month of
      Purchase)                                      4.12%      4.13%     4.43%
    Class B Shares with CDSC (Declining Over Six
      Years From the End of the Calendar Month
      of Purchase from 4% to 0%)                     1.12%      3.80%     4.41%

    RETURNS AFTER TAXES (CLASS B SHARES ONLY)
    Class B Shares' Return After Taxes on
      Distributions with CDSC (Declining Over
      Six Years From the End of the Calendar
      Month of Purchase from 4% to 0%)               1.12%      3.75%     4.38%
    Class B Shares' Return After Taxes on
      Distributions and Sale of Class B Shares
      with CDSC (Declining Over Six Years From
      the End of the Calendar Month of Purchase
      from 4% to 0%)                                 2.22%      3.88%     4.43%

    RETURN BEFORE TAXES
      BENCHMARK COMPARISONS
      Lehman Brothers Municipal Bond Index+*         5.31%      5.83%     6.03%
      Lipper General Municipal Debt Fund Average**   4.75%      4.52%     4.98%


    ------
    +  Source: Standard & Poor's Micropal, Inc.

    * The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market.
    ** The Lipper General Municipal Debt Fund Average, as calculated by Lipper
       Inc., is the average investment performance of funds in that category which have similar investment objectives to the fund, and does not reflect the deduction of sales charges.


    While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minimum tax. After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.


      All performance results reflect any applicable expense sudsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

      The fund commenced investment operations on December 29, 1986, with the offering of class B shares, and subsequently offered class A shares on September 7, 1993, and class C shares on January 3, 1994.

      Performance for class C shares includes the performance of the fund's class B shares for periods prior to the offering of class C shares. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Class C share performance generally would have been approximately the same as class B share performance had class C shares been offered for the entire period, because the operating expenses attributable to class C and class B shares are approximately the same.

      If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

------------------
II EXPENSE SUMMARY
------------------

o   EXPENSE TABLE

    This table describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund.

    SHAREHOLDER FEES (fees paid directly from your investment):
    ..........................................................................
                                                 CLASS A    CLASS B   CLASS C


    Maximum Sales Charge (Load) Imposed on
    Purchases (as a percentage of offering price)    4.75%      0.00%     0.00%

    Maximum Deferred Sales Charge (Load) (as a
    percentage of original purchase price or
    redemption proceeds, whichever is less) .... See Below(#)   4.00%     1.00%

    Maximum Redemption Fee (as a percentage of
    amount redeemed), if applicable(##) .........    2.00%      2.00%     2.00%

    ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets):
    ...........................................................................

    Management Fees .............................    0.55%      0.55%     0.55%

    Distribution and Service (12b-1) Fees(1) ....    0.25%      1.00%     1.00%

    Other Expenses(2) ...........................    0.21%      0.21%     0.21%
                                                     -----      -----     -----
    Total Annual Fund Operating Expenses(2) .....    1.01%      1.76%     1.76%
    Fee Reduction(3) ............................  (0.25)%    (0.25)%   (0.25)%
                                                     -----      -----     -----
    Net Expenses(2) .............................    0.76%      1.51%     1.51%

    ------
     (#) An initial sales charge will not be deducted from your purchase if you buy $1 million or more of class A shares, or if you are investing through a retirement plan and your class A purchase meets certain requirements. However, in either case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months (CDSC will age one month on the last day of the month of purchase and each subsequent month).
    (##) A redemption fee of 2% is charged on proceeds from redemptions and exchanges made within five business days after acquiring fund shares. See "How to Purchase, Exchange and Redeem Shares - Other Considerations - Redemption Fee" below.
     (1) The fund adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of class A, class B and class C shares and the services provided to you by your financial adviser (referred to as distribution and service fees). These annual distribution and service fees may equal up to: 0.35% for class A shares (a 0.10% distribution fee and a 0.25% service fee); and 1.00% for each of class B and class C shares (a 0.75% distribution fee and a 0.25% service fee), and are paid out of the assets of these classes. The class A distribution fee is currently not being imposed, but may equal up to 0.10% annually upon approval by the board of trustees which oversees the fund.
     (2) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent and may enter into other similar arrangements (which would also have the effect of reducing the fund's expenses). Any such fee reductions are not reflected in the table. Had these expense reductions been taken into account, "Net Expenses" would be lower.
     (3) Represents a contractual mangement fee reduction effective March 1, 2004 (see "Management of the Fund - Investment Adviser" below).


o   EXAMPLE OF EXPENSES

    These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

    The examples assume that:

    o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);

    o Your investment has a 5% return each year and dividends and other distributions are reinvested; and


    o The fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the period during which any contractual fee reductions are in effect (see "Expense Summary - Expense Table" above).

    Although your actual costs may be higher or lower, under these assumptions your costs would be:


    SHARE CLASS                           YEAR 1     YEAR 3    YEAR 5   YEAR 10
    ---------------------------------------------------------------------------


    Class A shares                         $549       $706     $  889    $1,543

    Class B shares(1)
      Assuming redemption at end of
        period                             $554       $777     $1,036    $1,767
      Assuming no redemption               $154       $477     $  836    $1,767

    Class C shares
      Assuming redemption at end of
        period                             $254       $477     $  836    $1,967
      Assuming no redemption               $154       $477     $  836    $1,967


    ------
    (1) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

-------------------------------------------
III CERTAIN INVESTMENT STRATEGIES AND RISKS
-------------------------------------------

o   FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS


    The fund may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the fund and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which the fund may engage, including the principal investment techniques and practices described above, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the fund's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting MFS Service Center, Inc. (see back cover for address and phone number).

o   TEMPORARY DEFENSIVE POLICIES

    In addition, the fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While the fund invests defensively, it may not be able to pursue its investment objective.


      Interest income from these short-term investments will be taxable to shareholders as ordinary income. The fund's defensive investment position may not be effective in protecting its value.


o   ACTIVE OR FREQUENT TRADING

    The fund may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which would increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle (such as an IRA account). Frequent trading also increases transaction costs, which could detract from the fund's performance.

-------------------------
IV MANAGEMENT OF THE FUND
-------------------------

o   INVESTMENT ADVISER


    Massachusetts Financial Services Company (referred to as MFS or the adviser) is the fund's investment adviser. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $142.2 billion as of March 31, 2004. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

      MFS provides investment management and related administrative services and facilities to the fund, including portfolio management and trade execution.

      For the fiscal year ended March 31, 2004, the fund paid MFS an effective management fee equal to 0.39%. Prior to March 1, 2004, the management fee set forth in the Investment Advisory Agreement was 0.55% and MFS contractually agreed to reduce its fee to an annual rate of 0.40% of the fund's average daily net assets. Effective March 1, 2004, MFS agreed to a contractual management fee reduction to an annual rate of 0.30% of the fund's average daily net assets. MFS has agreed to maintain this management fee reduction until February 28, 2009, as part of its settlement with the New York Attorney General concerning market timing and related matters.

o   PORTFOLIO MANAGERS

    The fund's portfolio managers are Geoffrey L. Schechter, Senior Vice President of MFS, and Michael L. Dawson, Vice President of MFS. Messrs. Schechter and Dawson became portfolio managers of the fund on March 23, 2000, and have been employed in the investment management area of MFS since June 1993 and September 1998, respectively.

o   ADMINISTRATOR


    MFS provides the fund with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by the fund for a portion of the costs it incurs in providing these services.

o   DISTRIBUTOR

    MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the fund.

o   SHAREHOLDER SERVICING AGENT

    MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for the fund, for which it receives compensation from the fund.

------------------------------
V DESCRIPTION OF SHARE CLASSES
------------------------------


    The fund offers class A, class B and class C shares through this prospectus.

o   SALES CHARGES

    You may be subject to an initial sales charge when you purchase class A shares, or a contingent deferred sales charge (CDSC) when you redeem class A, class B or class C shares. These sales charges are described below. In certain circumstances, these sales charges are reduced or waived, and these circumstances are described below as well as in the SAI. Special considerations concerning the calculation of the CDSC that apply to each of these classes of shares are described below under the heading "Calculation of CDSC."

      If you purchase your fund shares through a financial adviser (the term "financial adviser" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates), the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and Rule 12b-1 distribution and service fees, or otherwise from MFS or MFD. See the discussion under the caption "Financial Adviser Support Payments" below and the SAI for details.

o   CLASS A SHARES

    You may purchase class A shares at net asset value plus an initial sales charge (referred to as the offering price), but in some cases you may purchase class A shares without an initial sales charge but subject to a 1% CDSC upon redemption within 12 months (CDSC will age one month on the last day of the month of purchase and each subsequent month). Class A shares have annual distribution and service fees up to a maximum of 0.35% of net assets.


    PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. The amount of the initial sales charge you pay when you buy class A shares differs depending upon the amount you invest, as follows:


                                                SALES CHARGE* AS PERCENTAGE OF:
                                                -------------------------------
                                                  Offering        Net Amount
    Amount of Purchase                              Price          Invested


    Less than $100,000                              4.75%            4.99%
    $100,000 but less than $250,000                 4.00             4.17
    $250,000 but less than $500,000                 2.95             3.04
    $500,000 but less than $1,000,000               2.20             2.25
    $1,000,000 or more                             None**           None**

    ----------
    * Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.
    ** For class A shares only, a 1% CDSC will apply to such purchases, as discussed below.


    Please see "Class A Sales Charge Waivers or Reductions" below for additional information.

    PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE). You pay no initial sales charge when you invest $1 million or more in class A shares (or, with respect to certain retirement plans, if MFD determines in its sole discretion that the total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) will equal or exceed $1 million within a reasonable period of time). However, a CDSC of 1% will be deducted from your redemption proceeds if you redeem within 12 months of your purchase (CDSC will age one month on the last day of the month of purchase, and each subsequent month). Please see "Class A Sales Charge Waivers or Reductions" below for additional information.

o   CLASS A SALES CHARGE WAIVERS OR REDUCTIONS.

    Below is a table and brief summary of certain investor programs offered by the MFS funds at no extra charge whereby the applicable sales charge for class A shares may be waived or reduced. These programs or waivers may be changed or discontinued by the funds at any time without notice. Some of these programs may not be available to you if your shares are held through certain types of accounts, such as certain retirement accounts and 529 plans or certain accounts that you maintain with your financial adviser. You can also find additional information in the SAI. In addition, you can visit the fund's website at www.mfs.com and click on "Mutual Funds" to have more access to information regarding the fund's sales charges which is available free of charge. You must inform your financial adviser or MFSC of your intention to invest in the funds under one of the programs below upon purchasing fund shares. You can provide this information in your account application or through a separate document provided by your financial adviser.

                                                   INVESTMENTS ELIGIBLE FOR:
                                                --------------------------------
                                               WAIVED SALES    REDUCED INITIAL
    PROGRAM                                       CHARGE         SALES CHARGE

    Letter of Intent                                                  X
    Right of Accumulation                                             X
    Reinstatement Privilege                         X
    Automatic Exchange Plan                         X*
    Exchange Privilege                              X*
    Dividend Reinvestment                           X
    Distribution Investment Program                 X
    Other Sales Charge Waivers                      X

    ----------
    * Investments under the Automatic Exchange Plan or certain other exchanges under the Exchange Privilege may be subject to a sales charge in certain cases. See "Exchange Privilege" below.

    LETTER OF INTENT (LOI). You may pay a reduced or no (for purchases of $1 million or more) initial sales charge on purchases of class A shares if you commit to invest a specific dollar amount, based on the gross amount of your investment (including the amount of any sales charge paid), including investments through any linked accounts (as discussed below) in any class of any MFS fund (and the MFS Fixed Fund) within a 13 month period (36 months for a $1 million commitment). For each purchase you make under the LOI you will pay the initial sales charge rate applicable to the total amount you have committed to purchase. If you do not purchase the committed amount within the relevant time period, your account will be adjusted by redemption of the amount of shares needed to satisfy the higher initial sales charge level for the amount actually purchased.

      At your request, purchases made during the previous 90 days may be included under your LOI commitment amount. You or your financial adviser must inform the fund or its agent that the LOI is in effect each time shares of a fund are purchased.

    RIGHT OF ACCUMULATION (ROA). You may pay a reduced or no initial sales charge on purchases of class A or 529A shares by aggregating the total dollar amount of your investment with your existing investments or any linked accounts (as discussed below) in any class of any MFS fund (and the MFS Fixed Fund), based on current maximum public offering price of your investments. For example, you will pay a sales charge on your current purchase at the rate applicable to the total value of all eligible accounts based on the sales charge schedule above.

      LINKING ACCOUNTS FOR LOI AND ROA. For purposes of obtaining reduced sales charges under the LOI and ROA as described above, you may combine the value of your current purchase of shares of an MFS fund (or MFS Fixed
      Fund) with the value of existing accounts held with the MFS funds by you, your spouse (or legal equivalent under applicable state law), and your children under the age of 21.

      Eligible accounts that you may link under LOI and ROA may include:

        o Individual accounts

        o Joint accounts

        o Trust accounts of which you, your spouse or child under the age of 21 is the grantor

        o MFS 529 College Savings Plan accounts

        o Single-Participant Retirement Plan accounts

        o Certain Individual Retirement Accounts

        o UGMA/UTMA Accounts

        o Accounts held in the name of your financial adviser(s) on your behalf

        However, please note that accounts held with the MFS funds in the name of a financial adviser on your behalf can currently be combined with accounts held with the MFS funds in your name directly, only if (i) the account is not held under an omnibus account arrangement and (ii) the financial adviser informs the MFS funds (or its agents) that certain accounts should be combined for purposes of the LOI or ROA. In addition, individually held accounts cannot be linked with accounts held in employer-sponsored plans for purposes of LOI or ROA.

        You should provide your financial adviser with certain supporting information at the time of purchase regarding accounts held with the MFS funds that are eligible to be combined for purposes of the ROA or LOI. Such documentation may include shareholder identification numbers or applicable account numbers or account statements (including accounts held with various financial advisers).

    REINSTATEMENT PRIVILEGE. After you have redeemed fund shares, you have a one-time right to reinvest the proceeds (under the same account registration) within 90 days of the redemption without paying sales charges.

      For shareholders who exercise this privilege after redeeming class A shares, if the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC you paid; however, your new class A shares will still be subject to a CDSC in accordance with the CDSC schedule applicable to your original shares.

      For shareholders who exercise their 90-day reinstatement privilege after redeeming class B shares you may reinvest your redemption proceeds only into the corresponding class A shares. The class A shares you purchase will not be subject to an initial sales charge or a CDSC, but if you paid a CDSC when you redeemed your class B shares, your account will not be credited with the CDSC you paid.

    AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least
    $2,000 in any MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in any MFS fund for the same class of shares of any other MFS fund. You may make exchanges of at least $50 to up to six different funds under this plan. Exchanges will generally be made without any sales charges or redemption fee (if applicable) and are excluded from MFS" exchange limitation policies as described below. If you exchange shares out of the MFS Money Market Fund or MFS Government Money Market Fund, or if you exchange class A shares out of the MFS Cash Reserve Fund into class A shares of any other MFS fund, you will pay an initial sales charge if you have not already paid such a charge on these shares.

    DIVIDEND REINVESTMENT. You can reinvest dividend and capital gain distributions into your account in the same fund without a sales charge to add to your investment easily and automatically.

    DISTRIBUTION INVESTMENT PROGRAM. You may automatically reinvest dividend and capital gain distributions into the same class of another MFS fund without a sales charge.

    OTHER SALES CHARGE WAIVERS. In certain circumstances, you may qualify for a sales charge waiver for purchases or redemptions of class A shares. Details regarding the types of investment programs and categories of investors eligible for these waivers are provided in the SAI. In general, these waivers may apply to certain transactions by retirement plans, section 529 tuition programs, and certain other groups (e.g., affiliated persons of MFS) and with respect to certain types of investments (e.g., certain wrap accounts or fund supermarket investments). The funds reserve the right to eliminate, modify, add waivers at any time without providing notice.


o   CLASS B SHARES

    You may purchase class B shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years from the end of the calendar month of purchase, you may be subject to a CDSC (declining from 4.00% during the first year to 0% after six years). Class B shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually.

    The CDSC is imposed according to the following schedule:

                                                            CONTINGENT DEFERRED
    YEAR OF REDEMPTION AFTER PURCHASE                          SALES CHARGE
    ---------------------------------------------------------------------------

    First                                                           4%
    Second                                                          4%
    Third                                                           3%
    Fourth                                                          3%
    Fifth                                                           2%
    Sixth                                                           1%
    Seventh and following                                           0%


    If you hold class B shares for approximately eight years, they will convert to class A shares of the fund. All class B shares you purchased through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any class B shares in your account convert to class A shares, a proportionate number of the class B shares in the sub-account will also convert to class A shares. Please see "Class B and Class C Sales Charge Waivers or Reductions" below for additional information.


o   CLASS C SHARES


    You may purchase class C shares at net asset value without an initial sales charge, but if you redeem your shares within the first year from the end of the calendar month of purchase, you may be subject to a CDSC of 1.00%. Class C shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually. Class C shares do not convert to any other class of shares of the fund. Please see "Class B and Class C Sales Charge Waivers or Reductions" below for additional information.

o   CLASS B AND CLASS C SALES CHARGE WAIVERS OR REDUCTIONS.

    Below is a brief summary of certain investor programs offered by the MFS funds at no extra charge whereby the applicable CDSC may be waived or reduced. These programs or waivers may be changed or discontinued by the funds at any time without notice. Some of these programs may not be available to you if your shares are held through certain types of accounts, such as certain retirement accounts and 529 plans or certain accounts that you maintain with your financial adviser. You can also find additional information in the SAI. In addition, you can visit the fund's website www.mfs.com and click on "Mutual Funds" to have access to information about the fund including information about the fund's sales charge which is available free of charge. You or your financial adviser must inform MFSC of your intention to enroll in one of the programs below. You can provide this information in your account application or through a separate document provided by your financial adviser.

    AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least
    $2,000 in any MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in any MFS fund for the same class of shares of any other MFS fund. You may make exchanges of at least $50 to up to six different funds under this plan. Exchanges will generally be made without any sales charges or redemption fee (if applicable) and are excluded from MFS" exchange limitation policies as described above. A CDSC will apply if you redeem shares acquired under this plan within the period during which a CDSC would apply to the initial shares purchased.

    DISTRIBUTION INVESTMENT PROGRAM. You may automatically reinvest dividend and capital gain distributions into the same class of another MFS fund without paying any sales charge

    SYSTEMATIC WITHDRAWAL PLAN. You may elect to automatically receive (or designate someone else to receive) regular periodic payments (of at least $100) through an automatic redemption of class B or class C shares without paying any sales charges upon redemption. For class B and C shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (measured at the time you establish this plan). You will incur no CDSC on class B and class C shares redeemed under this plan. Shares redeemed under this plan will not be subject to a redemption fee.

    REINSTATEMENT PRIVILEGE. After you have redeemed fund shares, you have a one-time right to reinvest the proceeds (under the same account registration) within 90 days of the redemption without an initial sales charge.

      For shareholders who exercise this privilege after redeeming class C shares, if the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC you paid; however, your new class C shares (as applicable) will still be subject to a CDSC in accordance with the CDSC schedule applicable to your original shares.

      For shareholders who exercise their 90-day reinstatement privilege after redeeming class B shares you may reinvest your redemption proceeds only into class A shares. The class A or shares you purchase will not be subject to an initial sales charge or a CDSC, but if you paid a CDSC when you redeemed your class B shares, your account will not be credited with the CDSC you paid.

    OTHER SALES CHARGE WAIVERS. In certain circumstances, you may qualify for a CDSC waiver for redemptions of class B, and class C shares. Details regarding the types of investment programs and categories of investors eligible for these waivers are provided in the SAI. In general, these waivers may apply to certain transactions by retirement plans, section 529 tuition programs or certain other groups (e.g. affiliated persons of MFS) and with respect to redemptions under certain circumstances (e.g., death or disability of shareholder). The funds reserve the right to change, modify and add waivers at any time and without advance notice.

o   CALCULATION OF CDSC

    As discussed above, certain investments in class A, B and C shares will be subject to a CDSC. Two different aging schedules apply to the calculation of the CDSC.

    o Purchases of class A shares made on any day during a calendar month will age one month on the last day of the month, and each subsequent month.

    o Purchases of class B and C shares made on any day during a calendar month will age one year at the close of business on the last day of that month in the following calendar year, and each subsequent year.

    No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.

      The CDSC will be applied in a manner that results in the CDSC being imposed at the lowest possible rate, which means that the CDSC will be applied against the lesser of your direct investment or the total cost of your shares.

o   DISTRIBUTION AND SERVICE FEES

    The fund has adopted a plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of each class of shares, and the services provided to you by your financial adviser. These annual distribution and service fees may be equal up to: 0.35% for class A shares (a 0.10% distribution fee and a 0.25% service fee); and 1.00% for each of class B and class C shares (a 0.75% distribution fee and a 0.25% service fee), and are paid out of the assets of these classes. Over time, these fees will increase the cost of your shares and may cost you more than paying other types of sales charges. Payment of the 0.10% per annum class A distribution fee is currently not being imposed and may be imposed only with the approval of the board of trustees which oversees the fund.

o   FINANCIAL ADVISER SUPPORT PAYMENTS

    The financial adviser through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution and service fees described above. In addition, MFD or one or more of its affiliates (for purposes of this section only, collectively, "MFD"), out of their own resources, may make additional cash payments to certain financial advisers who support the sale of fund shares in recognition of their marketing, transaction processing and/or administrative services support. This compensation is not reflected in the fees and expenses listed in the fee table section of the fund's prospectus.

      MFD may make payments to key financial advisers who provide marketing support. In the case of any one financial adviser, marketing support payments, with certain limited exceptions, will not exceed the sum of 0.10% of that financial adviser's total sales of MFS' retail mutual funds, and 0.05% of the total assets of these funds attributable to that financial adviser, on an annual basis. In addition, financial advisers may offer MFS fund shares through specialized programs such as tax deferred retirement programs or qualified tuition programs. MFD may pay a portion of the administrative and marketing costs of a financial adviser relating to these programs. Payments for these arrangements may vary but generally will not exceed 0.25% of the total assets in the program, on an annual basis. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, MFD may pay or allow other promotional incentives or payments to financial advisers.

      You can find further details in the SAI about the payments made by MFD and the services provided by your financial adviser. Your financial adviser may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial adviser for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges.

----------------------------------------------
VI HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES
----------------------------------------------


    You may purchase, exchange and redeem class A, class B and class C shares of the fund in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these classes of shares, which are described above under "Description of Share Classes."

o   HOW TO PURCHASE SHARES


    INITIAL PURCHASE. You can establish an account by having your financial adviser process your purchase. The minimum initial investment is generally $1,000, except for IRAs, for which the minimum initial investment is $250 per account. In the following circumstances, the minimum initial investment is only $50 per account:

    o if you establish an automatic investment plan;

    o if you establish an automatic exchange plan; or

    o if you establish an account under either:

        > tax-deferred retirement programs (other than IRAs) where investments are made by means of group remittal statements; or

        > employer sponsored investment programs.


      The maximum amount you may invest in class B shares with any single purchase request is $99,999, and the maximum amount you may invest in class C shares with any single purchase request is $999,999. The funds or their agents may at their discretion accept a purchase request for class B shares for $100,000 or more under limited circumstances, including by way of example, where a retirement plan is rolling over assets from another account into a pre-existing account maintained in class B shares of the funds. Class C shares are not available for purchase by any retirement plan qualified under Section 401(a) or 403(b) of the Internal Revenue Code if the plan or its sponsor subscribes to certain recordkeeping services made available by MFSC, such as the MFS Corporate Plan Services 401(k) Plan.


    ADDING TO YOUR ACCOUNT. There are several easy ways you can make additional investments of at least $50 to your account:

    o send a check with the returnable portion of your statement;

    o ask your financial adviser to purchase shares on your behalf;

    o wire additional investments through your bank (call MFSC first for instructions); or

    o authorize transfers by phone between your bank account and your MFS account (the maximum purchase amount for this method is $100,000). You must elect this privilege on your account application if you wish to use it.


    AUTOMATIC INVESTMENT PLAN. You can make cash investments of $50 or more through your checking account or savings account on any day of the month. If you do not specify a date, the investment will automatically occur on the first business day of the month.

    VERIFICATION OF IDENTITY. The fund is required by law to obtain from you certain personal information that will be used to verify your identity. If you do not provide the information, the fund may not be able to open your account. The fund must also take certains steps to verify that the account information you provided is correct. The fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the net asset value next calculated after the account is closed. Any applicable CDSC and/or redemption fee will be assessed.


o   HOW TO EXCHANGE SHARES


    You can exchange your shares for shares of the same class of certain other MFS funds at net asset value by having your financial adviser process your exchange request or by contacting MFSC directly. The minimum exchange amount is generally $1,000 ($50 for exchanges made under the automatic exchange plan). Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange; rather the CDSC will carry over to the acquired shares. When you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase.

      Sales charges may apply to exchanges made from the MFS money market funds. Certain qualified retirement plans may make exchanges between the MFS Funds and the MFS Fixed Fund, a bank collective investment fund, and sales charges may also apply to these exchanges. Call MFSC for information concerning these sales charges. In addition, class A shares may be exchanged for shares of the MFS Money Market Fund subject to any limitation applicable to the purchase of that fund's shares as disclosed in the prospectus.

      Exchanges may be subject to certain limitations and are subject to the MFS Funds' policies concerning excessive trading practices, which are policies designed to protect the funds and their shareholders from the harmful effect of frequent exchanges. In addition, the fund imposes a 2.00% redemption fee on exchanges made within five business days after acquiring fund shares. These limitations and policies are described below under the caption "How to Purchase, Exchange and Redeem Shares -- Other Considerations" below. You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in objectives, policies and rules before making any exchange.


o   HOW TO REDEEM SHARES

    You may redeem your shares either by having your financial adviser process your redemption or by contacting MFSC directly. The fund sends out your redemption proceeds within seven days after your request is received in good order. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered. In addition, you need to have your signature guaranteed and/or submit additional documentation to redeem your shares. See "Signature Guarantee/ Additional Documentation" below, or contact MFSC for details (see back cover page for address and phone number).

      Under unusual circumstances, such as when the New York Stock Exchange is closed, trading on the Exchange is restricted or if there is an emergency, the fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, the fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date.


      In addition, the fund imposes a 2.00% redemption fee on redemptions made within five business days after acquiring fund shares. See "How to Purchase, Exchange and Redeem Shares -- Other Considerations -- Redemption Fee" below.


    REDEEMING DIRECTLY THROUGH MFSC.


    o BY TELEPHONE. You can call MFSC to have shares redeemed from your account and the proceeds wired directly to a pre- designated bank account. MFSC will request personal or other information from you and will generally record the calls. You must elect this privilege on your account application if you wish to use telephone redemptions. If you have elected this privilege, you will be responsible for losses that result from unauthorized telephone transactions unless MFSC does not follow reasonable procedures designed to verify your identity.

    o BY MAIL. To redeem shares by mail, you can send a letter to MFSC with the name of your fund, your account number, and the number of shares or dollar amount to be sold.


    o ELECTRONICALLY. You can have shares redeemed from your account and the proceeds wired directly to a pre- designated bank account by contacting MFSC via the Internet (MFS Access). You must elect this privilege on your account application and establish a personal identification number (PIN) on MFS Access to use this service.


    o SYSTEMATIC WITHDRAWAL PLAN. You may elect to automatically receive (or designate someone else to receive) regular periodic payments (of at least $100) through an automatic redemption of class B or class C shares. For class B and class C shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (measured at the time you establish this plan). You will incur no CDSC or redemption fee on class B and class C shares redeemed under this plan. For class A shares, there is no similar percentage limitation; while you will not incur a redemption fee, you may incur the CDSC (if applicable) when class A shares are redeemed under this plan.

    o FREE CHECKWRITING. You may redeem your class A or class C shares by writing checks against your account. Checks must be for at least $500 and investments made by check must have been in your account for at least 15 days before you can write checks against them. There is no charge for this service. To authorize your account for checkwriting, contact MFSC (see back cover page for address and phone number).

      Shares in your account equal in value to the amount of the check plus the applicable CDSC (if applicable), redemption fee (if applicable) and any income tax required to be withheld (if any) are redeemed to cover the amount of the check. If your account value is not great enough to cover these amounts, your check will not be honored.

    REDEEMING THROUGH YOUR FINANCIAL ADVISER. You can call your financial adviser to process a redemption on your behalf. Your financial adviser will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.


    SIGNATURE GUARANTEE/ADDITIONAL DOCUMENTATION. In order to protect against fraud, the fund requires that your signature be guaranteed in order to redeem your shares. Your signature may be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and transactions. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may, at its discretion, make certain exceptions to these requirements.

o   OTHER CONSIDERATIONS


    RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made primarily for investment purposes. The MFS funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial adviser. For example, the MFS funds may in their discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitations on Exchange Activity" described below if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio or otherwise not be in the fund's best interest. In the event that the MFS funds reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The MFS funds reserve the right to delay for up to one business day the processing of exchange requests in the event that, in the funds' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset values at the conclusion of the delay period.

    EXCHANGE LIMITATION POLICIES. The MFS funds, subject to the limitations described below, take steps reasonably designed to curtail excessive trading practices.

      LIMITATIONS ON EXCHANGE ACTIVITY. The MFS funds, through their agents, undertake to use their best efforts to exercise the funds' rights to restrict, reject or cancel purchase and exchange orders, as described above, once an accountholder makes

        o three exchanges (each exceeding $10,000 in value) out of an account in an MFS fund with a principal investment policy of investing in global, international, high yield bond or municipal bond securities, or

        o six exchanges (each exceeding $10,000 in value) out of any other MFS fund account during a calendar year. Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder. These exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These exchange limits are subject to the MFS funds' ability to monitor exchange activity, as discussed under "Limitations on the Ability to Detect and Curtail Excessive Trading Practices" below. Depending upon the composition of a fund's shareholder accounts and in light of the limitations on the ability of the funds to detect and curtail excessive trading practices, a significant percentage of a fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the MFS funds consider the information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

      LIMITATIONS ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the MFS funds to prevent excessive trading, there is no guarantee that the MFS funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the MFS funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the MFS funds receive purchase, exchange and redemption orders through financial advisers and cannot always know or reasonably detect excessive trading which may be facilitated by these financial advisers or by the use of omnibus account arrangements offered by these financial advisers to investors. Omnibus account arrangements are common forms of holding shares of a fund, particularly among certain financial advisers such as brokers, retirement plans and variable insurance products. These arrangements often permit the financial adviser to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the particular shareholder(s) is not known to a fund.

      EXCESSIVE TRADING RISKS. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance, and maintenance of a higher level of cash balances would likewise result in lower fund investment performance during periods of rising markets.

        In addition, to the extent that a fund significantly invests in foreign securities traded on markets which may close prior to when the fund determines its net asset value (referred to as the valuation time), excessive trading by certain shareholders may cause dilution in the value of fund shares held by other shareholders. Because events may occur after the close of these foreign markets and before the fund's valuation time that influence the value of these foreign securities, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities as of the fund's valuation time (referred to as price arbitrage). The fund has procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what it believes to be the fair value of the securities as of the fund's valuation time. To the extent that the fund does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of fund shares held by other shareholders.

        To the extent that a fund significantly invests in high yield bonds (commonly known as junk bonds) or small cap equity securities, because these securities are often infrequently traded, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds which invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

    REDEMPTION FEE. The MFS high yield funds identified below charge a 2% redemption fee (which is retained by the fund) on proceeds from shares redeemed or exchanged within 30 calendar days following their acquisition (either by purchase or exchange):

            MFS High Income Fund
            MFS Municipal High Income Fund
            MFS High Yield Opportunities Fund

      For purchases made on or after July 1, 2004, all remaining funds in the MFS Family of Funds, except for the MFS Cash Reserve Fund, MFS Money Market Fund and MFS Government Money Market Fund, will charge a 2% redemption fee (which will be retained by the fund) on proceeds from shares redeemed or exchanged within 5 business days following their acquisition (either by purchase or exchange). Prior to July 1, 2004, certain of the MFS international and global funds applied a 30 calendar day redemption fee period, as opposed to a 5 business day period. These funds, as well as the other MFS funds, may determine to change the redemption fee period or amount of redemption fees charged, including in connection with pending Securities and Exchange Commission rules.

      For purposes of applying the redemption fee, shares held the longest will be treated as being redeemed first, and shares held the shortest will be treated as being redeemed last.

      THE FUNDS' REDEMPTION FEE IS NOT CHARGED ON THE FOLLOWING EXCHANGE OR REDEMPTION TRANSACTIONS:

       1. transactions by accounts that the funds or their agents reasonably believe are maintained on an omnibus account basis (e.g., an account maintained with the funds' transfer agent by a financial adviser such as a broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, insurance company or any other person or entity where the ownership of, or interest in, fund shares by individuals or participants is held through the account and is not recorded and maintained by the funds' transfer agent or its affiliates); however, the fee will be imposed if (i) the funds or their agents have been informed that the omnibus account has the systematic capability of assessing the redemption fee at the individual account level and (ii) the account is not otherwise exempt from the fee under one of the exclusion categories listed below;

       2. transactions by retirement plans (including qualified and non-qualified retirement plans) for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services; however, the fee will apply to transactions by IRAs and participant directed 403(b) plans established pursuant to plan documents provided by MFS or its affiliates;

       3. transactions involving shares purchased, exchanged or redeemed by means of automated or pre-established purchase plans (including employer or payroll deduction plans), exchange plans or withdrawal plans ("automated plans") sponsored by the MFS funds;

       4. transactions by the MFS funds of funds including, without limitation, the MFS Asset Allocation Funds;

       5. transactions following the death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability;

       6. transactions involving shares purchased by the reinvestment of dividends or capital gains distributions;

       7. transactions involving shares transferred from another account or shares converted from another share class of the same fund (in which case the redemption fee period will carry over to the acquired shares);

       8. transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the funds or their agents in their sole discretion);

       9. transactions involving class 529A, 529B, 529C, R1, R2 or J shares of the fund (if offered); and

      10. transactions initiated by a fund (e.g., for failure to meet account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation of a fund).

      In addition, the funds reserve the right to waive or impose the redemption fee or withdraw waivers in their discretion. The funds expect that certain waiver categories will be eliminated over time as operating systems are improved, including improvements necessary to enable the assessment of the fee on shares held through omnibus accounts or other intermediaries, and in connection with pending Securities and Exchange Commission redemption fee rules.

      These redemption fee exclusions are subject to any administrative policies and procedures developed by the funds and their agents from time to time (which may address such topics as the documentation necessary for the funds to recognize a disability, among others).

      Depending upon the composition of a fund's shareholder accounts, a significant percentage of a fund's shareholders may not be subject to the redemption fee.

    IN-KIND DISTRIBUTIONS. The MFS Funds have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the fund makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash, and the securities may increase or decrease in value until you sell them. The fund does not expect to make in-kind distributions. However, if it does, the fund will pay, during any 90-day period, your redemption proceeds in cash when the redemption is at or below either $250,000 or 1% of the fund's net assets, whichever is less.


    INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Because it is costly to maintain small accounts, the MFS Funds have generally reserved the right to automatically redeem shares and close your account when it contains less than $500 due to your redemptions or exchanges. Before making this automatic redemption, you will be notified and given 60 days to make additional investments to avoid having your shares redeemed.

---------------------
VII OTHER INFORMATION
---------------------


o   PRICING OF FUND SHARES


    The price of each class of the fund's shares is based on its net asset value. The net asset value of each class of shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). Net asset value per share is computed by dividing the net assets allocated to each share class by the number of fund shares outstanding for that class. On holidays or other days (such as Good Friday) when the New York Stock Exchange is closed, net asset value is not calculated, and the fund does not transact purchase, exchange or redemption orders.

      To determine net asset value, the fund values its assets at current market prices where current market prices are readily available (certain short term debt instruments are valued at amortized cost), or at fair value as determined by the adviser under the direction of the Board of Trustees when a determination is made that current market prices are not readily available.

      You will receive the net asset value next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (i.e., has all required information in the appropriate form) and:

    o MFSC receives your order by the valuation time, if placed directly by you (not through a financial intermediary such as a broker or bank); or

    o your financial intermediary receives your order by the valuation time and transmits your order to MFSC.

o   DISTRIBUTIONS


    The fund intends to declare daily as dividends substantially all of its net income (excluding any capital gains) and to pay these dividends to shareholders at least monthly. Any capital gains are distributed at least annually.


o   DISTRIBUTION OPTIONS

    The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by notifying MFSC:

    o Dividend and capital gain distributions reinvested in additional shares (this option will be assigned if no other option is specified);

    o Dividend distributions in cash; capital gain distributions in additional shares; or

    o Dividend and capital gain distributions in cash

      Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value as of the close of business on the record date. Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option will automatically be converted to having all distributions reinvested in additional shares. Your request to change a distribution option must be received by MFSC by the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


o   TAX CONSIDERATIONS

    The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in the fund may have on your particular tax situation.

    TAXABILITY OF DISTRIBUTIONS. As long as the fund qualifies for treatment as a regulated investment company (which it has in the past and intends to do in the future), it pays no federal income tax on the earnings it distributes to shareholders.


      You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions will be exempt-interest dividends, which are exempt from federal income tax, but may be subject to state or local income taxes. Ordinary dividends are normally subject to both federal income tax and any state and local income taxes. The fund does not expect any distributions to be treated as qualified dividend income, which is taxed at reduced rates. Distributions designated as capital gain dividends are taxable as long-term capital gains. Any taxes that you pay on a distribution will be the same whether you take the distribution in cash or have it reinvested in additional shares of the fund. Some dividends paid in January may be taxable as if they had been paid the previous December.

      The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.

      Fund distributions of net capital gains or net short-term capital gains will reduce the fund's net asset value per share. Therefore, if you buy shares shortly before the record date of such a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

      If you are neither a citizen nor a resident of the United States, the fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the fund. The fund is also required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the U.S. Prospective investors should read the fund's Account Application for additional information regarding backup withholding of federal income tax.


    TAXABILITY OF TRANSACTIONS. When you redeem, sell or exchange fund shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

    OTHER TAX ISSUES. Exempt-interest dividends that you receive may affect your alternative minimum tax calculation. Also, if you are receiving social security or railroad retirement benefits, your exempt-interest dividends may increase the tax on your benefits. If you borrow money to purchase or carry shares of the fund, your deduction for interest paid on those borrowings will be limited.

o   UNIQUE NATURE OF FUND

    MFS may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the fund, and which may be managed by the fund's portfolio manager(s). While the fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.

o   PROVISION OF ANNUAL AND SEMIANNUAL REPORTS

    The fund produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the fund's annual and semiannual report and prospectus will be mailed to shareholders having the same residential address on the fund's records. However, any shareholder may contact MFSC (see back cover for address and phone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

-------------------------
VIII FINANCIAL HIGHLIGHTS
-------------------------

    The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions). This information has been audited by the fund's independent registered public accounting firm, whose report, together with the fund's financial statements, are included in the fund's Annual Report to shareholders. The fund's Annual Report is available upon request by contacting MFS Service Center, Inc. (see back cover for address and telephone number). The financial statements contained in the Annual Report are incorporated by reference into the SAI. The fund's independent registered public accounting firm is Deloitte & Touche LLP.


FOR YEARS ENDED 3/31
CLASS A                                                 2004              2003            2002            2001            2000
Net asset value, beginning of period                   $8.54             $8.32           $8.54           $8.33           $8.97
-------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS(S)(S)#

  Net investment income(S)                             $0.41             $0.41           $0.44           $0.46           $0.48
-------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments                                           0.17              0.25           (0.20)           0.27           (0.59)
-------------------------------------------------     ------            ------          ------          ------          ------
Total from investment operations                       $0.58             $0.66           $0.24           $0.73          $(0.11)
-------------------------------------------------     ------            ------          ------          ------          ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                          $(0.42)           $(0.44)         $(0.46)         $(0.47)         $(0.47)
-------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments                   --                --              --           (0.02)          (0.06)
-------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on investments           --                --              --           (0.03)             --
-------------------------------------------------     ------            ------          ------          ------          ------
Total distributions declared to shareholders          $(0.42)           $(0.44)         $(0.46)         $(0.52)         $(0.53)
-------------------------------------------------     ------            ------          ------          ------          ------
Net asset value, end of period                         $8.70             $8.54           $8.32           $8.54           $8.33
-------------------------------------------------     ------            ------          ------          ------          ------
Total return (%)(+)                                     6.94              8.00            2.78            9.06           (1.15)
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA(S):

Expenses##                                              0.88              0.90            0.91            0.89            0.88
-------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                             4.80              4.85            5.12            5.55            5.66
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                         9                13              15              15              57
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)           $264,797          $274,442        $276,719        $255,799        $217,880
-------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                            $0.40             $0.40           $0.41           $0.44           $0.45
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):
Expenses##                                              1.04              1.05            1.15            1.20            1.20
-------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                             4.64              4.70            4.88            5.24            5.34
-------------------------------------------------------------------------------------------------------------------------------
(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.



FOR YEARS ENDED 3/31
CLASS B                                                 2004              2003            2002            2001            2000
Net asset value, beginning of period                   $8.55             $8.33           $8.55           $8.34           $8.98
-------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS(S)(S)#

  Net investment income(S)                             $0.35             $0.35           $0.37           $0.40           $0.42
-------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments                                           0.18              0.24           (0.20)           0.27           (0.59)
-------------------------------------------------     ------            ------          ------          ------          ------
Total from investment operations                       $0.53             $0.59           $0.17           $0.67          $(0.17)
-------------------------------------------------     ------            ------          ------          ------          ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                          $(0.36)           $(0.37)         $(0.39)         $(0.41)         $(0.41)
-------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments                   --                --              --           (0.02)          (0.06)
-------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on   investments         --                --              --           (0.03)             --
-------------------------------------------------     ------            ------          ------          ------          ------
Total distributions declared to shareholders          $(0.36)           $(0.37)         $(0.39)         $(0.46)         $(0.47)
-------------------------------------------------     ------            ------          ------          ------          ------
Net asset value, end of period                         $8.72             $8.55           $8.33           $8.55           $8.34
-------------------------------------------------     ------            ------          ------          ------          ------
Total return (%)                                        6.27              7.19            2.00            8.24           (1.89)
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA(S):

Expenses##                                              1.63              1.65            1.66            1.64            1.63
-------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                             4.05              4.10            4.37            4.82            4.89
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                         9                13              15              15              57
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)            $52,594           $59,591         $61,627         $75,858         $93,656
-------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                            $0.34             $0.34           $0.35           $0.38           $0.39
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):
Expenses##                                              1.79              1.80            1.90            1.95            1.95
-------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                             3.89              3.95            4.13            4.51            4.57
-------------------------------------------------------------------------------------------------------------------------------
(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.



FOR YEARS ENDED 3/31
CLASS C                                                 2004              2003            2002            2001            2000
Net asset value, beginning of period                   $8.56             $8.34           $8.56           $8.35           $8.99
-------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS(S)(S)#

  Net investment income(S)                             $0.35             $0.35           $0.37           $0.40           $0.42
-------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments                                           0.18              0.24           (0.20)           0.27           (0.59)
-------------------------------------------------     ------            ------          ------          ------          ------
Total from investment operations                       $0.53             $0.59           $0.17           $0.67          $(0.17)
-------------------------------------------------     ------            ------          ------          ------          ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                          $(0.36)           $(0.37)         $(0.39)         $(0.41)         $(0.41)
-------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments                   --                --              --           (0.02)          (0.06)
-------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments                                             --                --              --           (0.03)             --
-------------------------------------------------     ------            ------          ------          ------          ------
Total distributions declared to shareholders          $(0.36)           $(0.37)         $(0.39)         $(0.46)         $(0.47)
-------------------------------------------------     ------            ------          ------          ------          ------
Net asset value, end of period                         $8.73             $8.56           $8.34           $8.56           $8.35
-------------------------------------------------     ------            ------          ------          ------          ------
Total return (%)                                        6.27              7.18            2.00            8.23           (1.89)
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA(S):

Expenses##                                              1.63              1.65            1.66            1.64            1.63
-------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                             4.05              4.10            4.37            4.80            4.89
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                         9                13              15              15              57
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)            $37,508           $39,420         $36,146         $29,257         $26,037
-------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser contractually waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income(S)(S)                            $0.34             $0.34           $0.35           $0.37           $0.39
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):
Expenses##                                              1.79              1.80            1.90            1.95            1.95
-------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)                             3.89              3.95            4.13            4.49            4.57
-------------------------------------------------------------------------------------------------------------------------------
(S)(S) As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002, was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.02%. Per share, ratios, and supplemental data for periods prior to April 1, 2001, have not been restated to reflect this change in presentation.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.


----------
APPENDIX A
----------

o   INVESTMENT TECHNIQUES AND PRACTICES

    In pursuing its investment objective, the fund may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the fund's investment objective. Investment techniques and practices which the fund will use or currently anticipates using are denoted by a check (x) mark. However, the fund may not use all of these techniques and practices. Investment techniques and practices which the fund does not currently anticipate using but which the fund reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the fund are described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

    INVESTMENT TECHNIQUES/PRACTICES
    ..........................................................................
              x fund uses, or currently      -- permitted, but fund does
    SYMBOLS     anticipates using               not currently anticipate using
    --------------------------------------------------------------------------

    Debt Securities
      Asset-Backed Securities
        Collateralized Mortgage Obligations and Multiclass
          Pass-Through Securities                                   x
        Corporate Asset-Backed Securities                           --
        Mortgage Pass-Through Securities                            --
        Stripped Mortgage-Backed Securities                         --
      Corporate Securities                                          x
      Loans and Other Direct Indebtedness                           x
      Lower Rated Bonds                                             x
      Municipal Bonds                                               x
      U.S. Government Securities                                    x
      Variable and Floating Rate Obligations                        x
      Zero Coupon Bonds                                             x
    Equity Securities                                               x
    Foreign Securities Exposure
      Brady Bonds                                                   --
      Depositary Receipts                                           --
      Dollar-Denominated Foreign Debt Securities                    --
      Emerging Markets                                              --
      Foreign Securities                                            --
    Forward Contracts                                               --
    Futures Contracts                                               x
    Indexed Securities/Structured Products                          x
    Inverse Floating Rate Obligations                               x
    Investment in Other Investment Companies
      Open-End Funds                                                x
      Closed-End Funds                                              x
    Lending of Portfolio Securities                                 x
    Leveraging Transactions
      Bank Borrowings                                               --
      Mortgage "Dollar-Roll" Transactions                           x
      Reverse Repurchase Agreements                                 --
    Options
      Options on Foreign Currencies                                 --
      Options on Futures Contracts                                  x
      Options on Securities                                         x
      Options on Stock Indices                                      --
      Reset Options                                                 x
      "Yield Curve" Options                                         x
    Repurchase Agreements                                           x
    Short Sales                                                     --
    Short Term Instruments                                          x
    Swaps and Related Derivative Instruments                        x
    Temporary Borrowings                                            x
    Temporary Defensive Positions                                   x
    "When-Issued" Securities                                        x

----------
APPENDIX B
----------


                                                  TAXABLE EQUIVALENT YIELD TABLE
                                         (UNDER FEDERAL INCOME TAX LAW AND RATES FOR 2004)

The table below shows the approximate taxable bond yields which are equivalent to tax-exempt bond yields from 3% to 8% under federal income tax laws that apply to 2004. Such yields may differ under the laws applicable to subsequent years. Separate calculations, showing the applicable taxable income brackets, are provided for investors who file joint returns and for those investors who file individual returns. In each table, the effective marginal income tax rate will be increased if personal exemptions are phased out (for the phase out period only) and if a portion of itemized deductions are disallowed. This increase in the marginal rates, if applicable, will cause a corresponding increase in the equivalent taxable yields.


While it is expected that a substantial portion of the interest income distributed to the fund's shareholders will be exempt from federal income taxes, portions of such distributions from time to time may be subject to federal income taxes or a federal alternative minimum tax.

             TAXABLE INCOME*                  INCOME                                  TAX-EXEMPT YIELD
-----------------------------------------      TAX       --------------------------------------------------------------------------
       SINGLE                JOINT           BRACKET**       3%           4%           5%           6%           7%          8%
-----------------------------------------  ------------  --------------------------------------------------------------------------
      2004                  2004
  OVER    NOT OVER      OVER    NOT OVER                                  FEDERAL EQUIVALENT TAXABLE YIELD

$      0-$  7,150      $      0-$ 14,300      0.10          3.33%        4.44%        5.56%        6.67%        7.78%       8.89%
$  7,150-$ 29,050      $ 14,300-$ 58,100      0.15          3.53         4.71         5.88         7.06         8.24        9.41
$ 29,050-$ 70,350      $ 58,100-$117,250      0.25          4.00         5.33         6.67         8.00         9.33       10.67
$ 70,350-$146,750      $117,250-$178,650      0.28          4.17         5.56         6.94         8.33         9.72       11.11
$146,750-$319,100      $178,650-$319,100      0.33          4.48         5.97         7.46         8.96        10.45       11.94
$319,100 & Over        $319,100 & Over        0.35          4.62         6.15         7.69         9.23        10.77       12.31


 * Net amount subject to Federal personal income tax after deductions and exemptions.
** Effective Federal Tax Bracket.

MFS(R) MUNICIPAL INCOME FUND


SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES. The Board of Trustees of the MFS funds has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, [name of fund], c/o Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116, Attention: Frank Tarantino, Independent Chief Compliance Officer of the Fund. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS fund to which it relates and (iii) identify the class and number of shares held by the shareholder.

  IF YOU WANT MORE INFORMATION ABOUT THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:


ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the fund's actual investments. Annual reports discuss the effect of recent market conditions and the fund's investment strategy on the fund's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated August 1, 2004, provides more detailed information about the fund and is incorporated into this prospectus by reference.


  YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE FUND, AND MAKE INQUIRIES ABOUT THE FUND, BY CONTACTING:

    MFS Service Center, Inc.
    2 Avenue de Lafayette
    Boston, MA 02111-1738
    Telephone: 1-800-225-2606
    Internet: http://www.mfs.com

Information about the fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

    Public Reference Room
    Securities and Exchange Commission
    Washington, D.C., 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

    The fund's Investment Company Act file number is 811-4096.

                                                   ----------------------------
                                                   MFS(R) MUNICIPAL INCOME FUND
                                                   ----------------------------
                                                   AUGUST 1, 2004

[logo] M F S(R)                                         STATEMENT OF ADDITIONAL
INVESTMENT MANAGEMENT                                               INFORMATION

A SERIES OF MFS MUNICIPAL SERIES TRUST
500 BOYLSTON STREET, BOSTON, MA 02116
(617) 954-5000


This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors, but which is not necessarily included in the Fund's Prospectus dated August 1, 2004. This SAI should be read in conjunction with the Prospectus. The Fund's financial statements are incorporated into this SAI by reference to the Fund's most recent Annual Report to shareholders. A copy of the Annual Report accompanies this SAI. You may obtain a copy of the Fund's Prospectus and Annual Report without charge by contacting MFS Service Center, Inc. (see back cover of Part II of this SAI for address and phone number).



This SAI is divided into two Parts -- Part I and Part II. Part I contains information that is particular to the Fund, while Part II contains information that generally applies to each of the funds in the MFS Family of Funds (the "MFS Funds"). Each Part of the SAI has a variety of appendices which can be found at the end of Part I and Part II, respectively.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                                                                   LMB-SAI-8/04

STATEMENT OF ADDITIONAL INFORMATION
PART I
Part I of this SAI contains information that is particular to the Fund.

-----------------
TABLE OF CONTENTS
-----------------
                                                                          Page
I       Definitions ....................................................     3

II      Management of the Fund .........................................     3

        The Fund .......................................................     3

        Trustees and Officers -- Identification and Background .........     3

        Trustees Compensation and Committees ...........................     3

        Affiliated Service Provider Compensation .......................     3

III     Sales Charges and Distribution Plan Payments ...................     4

        Sales Charges ..................................................     4

        Distribution Plan  Payments ....................................     4

IV      Portfolio Transactions and Brokerage Commissions ...............     4

V       Share Ownership ................................................     4

VI      Investment Techniques, Practices, Risks and Restrictions .......     4

        Investment Techniques, Practices and Risks .....................     4

        Investment Restrictions ........................................     4

VII     Tax Considerations .............................................     4

VIII    Independent Auditors and Financial Statements ..................     4

        Appendix A -- Trustee Compensation and Committees ..............   A-1

        Appendix B -- Affiliated Service Provider Compensation .........   B-1

        Appendix C -- Sales Charges and Distribution Plan Payments .....   C-1

        Appendix D -- Portfolio Transactions and Brokerage Commissions .   D-1

        Appendix E -- Share Ownership ..................................   E-1

I     DEFINITIONS

      "Trust" - MFS(R) Municipal Series Trust, a Massachusetts business trust, organized in 1984. The Trust was previously known as MFS Multi-State Municipal Bond Trust until its name was changed to MFS Municipal Series Trust on August 27, 1993. On August 3, 1992, the Trust changed its name from MFS Managed Multi-State Municipal Bond Trust. The Trust was known as MFS Managed Multi-State Tax-Exempt Trust until its name was changed effective August 12, 1988.

      "Fund" - MFS Municipal Income Fund, a series of the Trust. The Fund is the successor to MFS Lifetime Municipal Bond Fund, which was reorganized as a series of the Trust on September 7, 1993.

      "MFS" or the "Adviser" - Massachusetts Financial Services Company, a Delaware corporation.

      "MFD" or the "Distributor" - MFS Fund Distributors, Inc., a Delaware corporation.

      "MFSC" - MFS Service Center, Inc., a Delaware corporation.


      "Prospectus" - The Prospectus of the Fund, dated August 1, 2004, as amended or supplemented from time to time.


II    MANAGEMENT OF THE FUND

      THE FUND
      The Fund is a diversified series of the Trust. This means that, with respect to 75% of its total assets, the fund may not (1) purchase more than 10% of the outstanding voting securities of any one issuer, or (2) purchase securities of any issuer if as a result more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. Government, its agencies or instrumentalities, or to investments in other investment companies. The Trust is an open-end management investment company.

      TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND The identification and background of the Trustees and officers of the Trust are set forth in Appendix E of Part II.

      TRUSTEE COMPENSATION AND COMMITTEES
      Compensation paid to the non-interested Trustees and to Trustees who are not officers of the Trust, for certain specified periods, as well as information regarding the Committees of the Board of Trustees, is set forth in Appendix A of this Part I.

      AFFILIATED SERVICE PROVIDER COMPENSATION
      Compensation paid by the Fund to its affiliated service providers -- to MFS, for investment advisory and administrative services, and to MFSC, for transfer agency services -- for certain specified periods, is set forth in Appendix B to this Part I.


        In connection with their deliberations with regard to approval of the Fund's current investment advisory agreement with MFS, the Trustees, including the non-interested Trustees, considered such information and factors as they believe, in light of the legal advice furnished to them and their own business judgment, to be relevant to the interests of the shareholders of the Fund. Such factors may vary somewhat from year to year. During the past year, such factors included the following:


        Nature, Quality and Extent of Services. The Trustees considered the nature, quality, cost and extent of the various investment, administrative and shareholder services performed by MFS and its affiliates under the existing investment advisory agreement and under separate agreements covering transfer agency and administrative functions. The Trustees also considered the nature and extent of certain other services MFS performs on the Fund's behalf, including the securities lending programs and MFS' interaction with third party service providers, principally custodians and sub-custodians.

        Investment Record and Comparative Performance Data. The Trustees reviewed the Fund's investment performance as well as the performance of a peer group of funds.

        Expenses. The Trustees considered the Fund's advisory fee and expense ratios and the advisory fee and expense ratios of a peer group of funds. Additionally, the Trustees considered the fee waivers agreed to by MFS and whether these arrangements may be changed without approval by the Trustees.

        Economies of Scale. The Trustees considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale.

        Profitability. The Trustees considered the level of MFS' profits with respect to the management of the Fund, including a review of MFS' methodology in allocating its costs to the management of the Fund. The Trustees considered the profits realized by MFS in connection with the operation of the Fund and whether the amount of profit is reasonable and appropriate for purposes of promoting a financially strong adviser capable of providing high quality services to the Fund.

        Personnel and Industry Conditions. The Trustees considered the necessity of MFS maintaining its ability to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.

        Other Benefits. Taking into account the risks assumed by MFS, the Trustees considered the character and amount of other benefits received by MFS from serving as adviser of the Fund and from providing certain administrative services to the Fund, and from affiliates of MFS serving as principal underwriter and shareholder servicing agent of the Fund. The Trustees also considered benefits to MFS from the use of the Fund's portfolio brokerage commissions to pay for research and other similar services.

        The non-interested Trustees were assisted in this process by their own independent legal counsel from whom they received separate legal advice. Based upon their review, the Trustees determined that the investment advisory agreement was reasonable, fair and in the best interest of the Fund and its shareholders. The Trustees also concluded that the fees provided in the investment advisory agreement were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

III   SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

      SALES CHARGES
      Sales charges paid in connection with the purchase and sale of Fund shares, for certain specified periods, are set forth in Appendix C to this Part I, together with the Fund's schedule of dealer reallowances.

      DISTRIBUTION PLAN PAYMENTS
      Payments made by the Fund under the Distribution Plan for its most recent fiscal year end are set forth in Appendix C to this Part I.

IV    PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

      Brokerage commissions paid by the Fund for certain specified periods, and information concerning purchases by the Fund of securities issued by its regular broker-dealers for its most recent fiscal year, are set forth in Appendix D to this Part I.


      Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers, on behalf of the Fund. The value of securities purchased and the brokerage commissions paid by the Fund for research for its most recent fiscal year are set forth in Appendix D to this Part I. The Trustees (together with the Trustees of certain other MFS funds) have directed the Adviser to allocate a total of $132,813 of commission business from certain MFS funds (including the Fund) to Lynch, Jones & Ryan, Inc., as consideration for the annual renewal of certain publications provided by Lipper Inc. (which provides information useful to the Trustees in reviewing the relationship between the Fund and the Adviser).


V     SHARE OWNERSHIP

      Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, as well as the dollar range value of each Trustee's share ownership in the Fund, and, on an aggregate basis, in all MFS funds overseen by the Trustee, by investors who control the Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in Appendix E to this Part I.


VI    INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS


      INVESTMENT TECHNIQUES, PRACTICES AND RISKS

      The investment objective and principal investment policies of the Fund are described in the Prospectus. In pursuing its investment objective and investment policies, the Fund may engage in a number of investment techniques and practices, which involve certain risks.

      These investment techniques and practices, which may be changed without shareholder approval, are identified in Appendix A to the Prospectus, and are more fully described, together with their associated risks, in Part II of this SAI.

      The following percentage limitations apply at the time of investment to certain of these investment techniques and practices.

        o Lower Rated Securities may not exceed 33 1/3% of the Fund's net assets.


        o Revenue Bonds may be up to 100% of the Fund's net assets.

    INVESTMENT RESTRICTIONS
    The Fund has adopted certain investment restrictions which are described in Appendix F to Part II.


VII   TAX CONSIDERATIONS


      For a discussion of tax considerations, see Part II of this SAI.


VIII  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

      Deloitte & Touche LLP is the Fund's independent registered public accounting firm, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

        The Fund's Financial Statements and Financial Highlights for the year ended March 31, 2004, are incorporated by reference into this SAI from the Fund's Annual Report to shareholders and have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm, given upon their authority as experts in accounting and auditing. A copy of the Fund's Annual Report accompanies this SAI.

-------------------
PART I - APPENDIX A
-------------------

    TRUSTEE COMPENSATION AND COMMITTEES
    The Fund pays the compensation of non-interested Trustees and of Trustees who are not officers of the Trust, who currently receive an annual fee plus a fee for each meeting attended together with such Trustee's out-of-pocket expenses. Further information on the committees of the Fund's Board of Trustees is set out below.


    TRUSTEE COMPENSATION TABLE
    ...........................................................................

                                                                TOTAL TRUSTEE
                                                                  FEES FROM
                                             TRUSTEE FEES          FUND AND
    TRUSTEE                                  FROM FUND(1)       FUND COMPLEX(2)
    ---------------------------------------------------------------------------
    INTERESTED TRUSTEES
    John W. Ballen(3)                              N/A               N/A
    Robert J. Manning(4)                           N/A               N/A
    Kevin R. Parke(3)                              N/A               N/A
    Robert C. Pozen(4)                             N/A               N/A
    Jeffrey L. Shames(5)                           N/A               N/A

    NON-INTERESTED TRUSTEES
    Lawrence H. Cohn, M.D.                       $1,137           $196,868
    David H. Gunning(6)                          $  226              N/A
    William R. Gutow                             $1,137           $196,868
    J. Atwood Ives                               $1,186           $207,969
    Amy B. Lane(6)                               $  226              N/A
    Abby M. O'Neill(7)                           $  867           $189,682
    Lawrence T. Perera                           $1,184           $206,858
    William J. Poorvu                            $1,184           $207,969
    J. Dale Sherratt                             $1,151           $196,868
    Elaine R. Smith                              $1,133           $196,868
    Ward Smith                                   $1,162           $206,324

    ----------------
    (1) For the fiscal year ended March 31, 2004.
    (2) Information provided is for the calendar year 2003. Each Trustee receiving compensation served as Trustee of 109 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2003, of approximately $89.6 billion).
    (3) Messrs. Ballen and Parke resigned as Trustees of the Fund on February 6, 2004.
    (4) Messrs. Manning and Pozen became Trustees of the Fund on February 24, 2004.
    (5) Mr. Shames resigned as a Trustee of the Fund on February 13, 2004.
    (6) Mr. Gunning and Ms. Lane became Trustees of the Fund on January 27,
        2004.
    (7) Ms. O'Neill retired as Trustee of the Fund on December 31, 2003.



COMMITTEES
....................................................................................................................................
                         NUMBER OF
                        MEETINGS IN
                           LAST
NAME OF COMMITTEE       FISCAL YEAR                              FUNCTIONS                                   MEMBERS(1)
-----------------------------------------------------------------------------------------------------------------------------------

AUDIT COMMITTEE              6             Provides oversight with respect to the accounting and       Ives*, Lane,* Poorvu*,
                                           auditing procedures of the Fund and, among other things,    Sherratt* and W. Smith*
                                           considers the selection of the independent accountants
                                           for the Fund and the scope of the audit, and considers
                                           the effect on the independence of those accountants of
                                           any non-audit services such accountants provide to the
                                           Fund and any audit or non-audit services such
                                           accountants provide to other MFS Funds, MFS and/or
                                           certain affiliates. The Committee is also responsible
                                           for the periodic review and approval of the Fund's
                                           custodial, transfer agency and administrative service
                                           fee arrangements, as well as for establishing procedures
                                           for the receipt, retention and treatment of complaints
                                           received by the Fund regarding accounting, internal
                                           accounting controls, or auditing matters and the
                                           confidential, anonymous submission of concerns regarding
                                           questionable Fund accounting matters by officers of the
                                           Fund and employees of the Fund's investment adviser,
                                           administrator, principal underwriter or any other
                                           provider of accounting-related services to the Fund.

COMPLIANCE AND               3             Responsible for oversight of the development and            Cohn*, Gunning*, Gutow*,
GOVERNANCE COMMITTEE                       implementation of the Fund's regulatory and fiduciary       Ives* (ex-officio member),
                                           compliance policies, procedures and practices under the     Lane* and Sherratt*
                                           1940 Act and other applicable laws as well as oversight
                                           of compliance policies of the Fund's investment adviser
                                           and certain other service providers as they relate to
                                           Fund activities. The Fund's chief compliance officer
                                           reports directly to the Committee and assists the
                                           Committee in carrying out its responsibilities. In
                                           addition, the Committee advises and makes
                                           recommendations to the Board on matters concerning
                                           Trustee practices and recommendations concerning the
                                           functions and duties of the committees of the Board.

CONTRACTS REVIEW             3             Requests, reviews and considers the information deemed      All non-interested Trustees
COMMITTEE                                  reasonably necessary to evaluate the terms of the           of the Board (Cohn, Gunning,
                                           investment advisory and principal underwriting              Gutow, Ives, Lane, Perera,
                                           agreements and the Plan of Distribution under rule 12b-1    Poorvu, Sherratt, E. Smith
                                           that the Fund proposes to renew or continue, and to make    and W. Smith)
                                           its recommendations to the full Board of Trustees on
                                           these matters.

NOMINATION AND               5             Recommends qualified candidates to the Board in the         All non-interested Trustees
COMPENSATION                               event that a position is vacated or created. The            of the Board (Cohn, Gunning,
COMMITTEE                                  Committee is also responsible for making recommendations    Gutow, Ives, Lane, Perera,
                                           to the Board regarding any necessary standards or           Poorvu, Sherratt, E. Smith
                                           qualifications for service on the Board. The Committee      and W. Smith)
                                           also reviews and makes recommendations to the Board
                                           regarding compensation for the non-interested Trustees.

PORTFOLIO TRADING AND        6             Oversees the policies, procedures, and practices of the     Cohn*, Gunning*, Gutow*,
MARKETING REVIEW                           Funds with respect to brokerage transactions involving      Ives* (ex-officio member),
COMMITTEE                                  portfolio securities as those policies, procedures, and     Perera* and E. Smith*
                                           practices are carried out by MFS and its affiliates. The
                                           Committee also oversees the administration of the Funds'
                                           proxy voting policies and procedures by MFS. In
                                           addition, the Committee receives reports from MFS
                                           regarding the policies, procedures, and practices of MFS
                                           and its affiliates in connection with their marketing
                                           and distribution of shares of the Funds.

PRICING COMMITTEE            2             Oversees the determination of the value of the portfolio    Ives* (ex-officio member),
                                           securities and other assets held by the Fund and            Manning, Perera*, Poorvu*,
                                           determines or causes to be determined the fair value of     E. Smith* and W. Smith*
                                           securities and assets for which market quotations are
                                           not "readily available" in accordance with the 1940 Act.
                                           The Committee delegates primary responsibility for
                                           carrying out these functions to MFS and MFS' internal
                                           valuation committee pursuant to pricing policies and
                                           procedures approved by the Committee and adopted by the
                                           full Board, which include methodologies to be followed
                                           by MFS to determine the fair values of portfolio
                                           securities and other assets held by the Fund for which
                                           market quotations are not readily available. The
                                           Committee meets periodically with the members of MFS'
                                           internal valuation committee to review and assess the
                                           quality of fair valuation and other pricing
                                           determinations made pursuant to the Fund's pricing
                                           policies and procedures, and to review and assess the
                                           policies and procedures themselves. The Committee also
                                           exercises the responsibilities of the Board under the
                                           Amortized Cost Valuation Procedures approved by the
                                           Board on behalf of each Fund which holds itself out as a
                                           "money market fund" in accordance with Rule 2a-7 under
                                           the 1940 Act.

-----------------------------------------------------------------------------------------------------------------------------------
(1) The Trustees' Identification and Background are set forth in Appendix E to Part II.
  * Non-interested or independent Trustees.


-------------------
PART I - APPENDIX B
-------------------

    AFFILIATED SERVICE PROVIDER COMPENSATION
    ..........................................................................


    The Fund paid compensation to its affiliated service providers over the specified periods as follows. For information regarding sales charges and distribution payments paid to MFD, see Appendix C.

                                                               PAID TO MFS
                              PAID TO MFS       AMOUNT         FOR GENERAL        PAID TO MFSC            AMOUNT      AGGREGATE
                             FOR ADVISORY       WAIVED        ADMINISTRATIVE      FOR TRANSFER            WAIVED    AMOUNT PAID TO
    FISCAL YEAR ENDED          SERVICES         BY MFS           SERVICES        AGENCY SERVICES(1)      BY MFSC     MFS AND MFSC
    ------------------------------------------------------------------------------------------------------------------------------
    March 31, 2004            $1,439,678      $  583,761         $36,295             $523,400              N/A        $1,999,373
    March 31, 2003            $1,517,323      $  570,597         $35,351             $379,336              N/A        $1,932,010
    March 31, 2002            $1,522,566      $  891,270         $41,536             $378,518              N/A        $1,942,620

    ----------------
    (1) In addition to the fees disclosed, the Fund paid certain out-of-pocket expenses incurred by MFSC.


-------------------
PART I - APPENDIX C
-------------------

    SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

    SALES CHARGES
    ...............................................................................................................................

    The following sales charges were paid during the specified periods:

                                          CLASS A INITIAL SALES CHARGES:                           CDSC PAID TO MFD ON:

                                                     RETAINED          REALLOWED           CLASS A          CLASS B         CLASS C
    FISCAL YEAR END                  TOTAL            BY MFD          TO DEALERS            SHARES          SHARES           SHARES
    -------------------------------------------------------------------------------------------------------------------------------

    March 31, 2004                  $432,641          $71,437           $361,204            $  200         $ 89,676         $13,532
    March 31, 2003                  $250,900          $44,699           $206,201            $2,986         $117,121         $ 8,490
    March 31, 2002                  $351,045          $64,821           $286,224            $2,039         $107,410         $12,140

    DEALER REALLOWANCES

    ...............................................................................................................................

    As shown above, MFD pays (or "reallows") a portion of the Class A initial sales charge to dealers. The dealer reallowance as expressed as a percentage of the Class A shares' offering price is:

                                                                      DEALER REALLOWANCE AS A
    AMOUNT OF PURCHASE                                               PERCENT OF OFFERING PRICE
    -------------------------------------------------------------------------------------------------------------------------------
        Less than $100,000                                                     4.00%
        $100,000 but less than $250,000                                        3.20%
        $250,000 but less than $500,000                                        2.25%
        $500,000 but less than $1,000,000                                      1.70%
        $1,000,000 or more                                                     None*

    ----------------
    *A CDSC will apply to such purchase.

    DISTRIBUTION PLAN PAYMENTS
    ...............................................................................................................................


    During the fiscal year ended March 31, 2004, the Fund made the following Distribution Plan payments:


                                                                       AMOUNT OF DISTRIBUTION AND SERVICE FEES:

    CLASS OF SHARES                                             PAID BY FUND        RETAINED BY MFD       PAID TO DEALERS
    -------------------------------------------------------------------------------------------------------------------------------

    Class A Shares                                               $677,531              $ 23,019              $654,512
    Class B Shares                                                568,149               426,660               141,489
    Class C Shares                                                396,835                   131               396,704

    Distribution plan payments retained by MFD are used to compensate MFD for commissions advanced by MFD to dealers upon sale of fund shares and to cover MFD's distribution and shareholder servicing costs.


-------------------
PART I - APPENDIX D
-------------------

    PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

    BROKERAGE COMMISSIONS
    ..........................................................................

    The following brokerage commissions were paid by the Fund during the specified time periods:

                                                          BROKERAGE COMMISSIONS
    FISCAL YEAR END                                            PAID BY FUND
    ---------------------------------------------------------------------------

    March 31, 2004                                                  $0
    March 31, 2003                                                  $0
    March 31, 2002                                                  $0


    SECURITIES ISSUED BY REGULAR BROKER-DEALERS
    ..........................................................................


    During the fiscal year ended March 31, 2004, the Fund purchased securities issued by the following regular broker-dealer of the Fund, which had the following value as of March 31, 2004:

                                                           VALUE OF SECURITIES
    BROKER-DEALER                                          AS OF MARCH 31, 2004

    ---------------------------------------------------------------------------
    None                                                           N/A


    TRANSACTIONS FOR RESEARCH SERVICES
    ..........................................................................

    During the fiscal year ended March 31, 2004, the dollar amount of transactions for research services and commissions paid on transactions for research services by the Fund were as follows:

              DOLLAR AMOUNT OF                              COMMISSIONS PAID ON
              TRANSACTIONS FOR                                TRANSACTIONS FOR
              RESEARCH SERVICES                              RESEARCH SERVICES
    ---------------------------------------------------------------------------
                    None                                            None

-------------------
PART I - APPENDIX E
-------------------

    SHARE OWNERSHIP

    OWNERSHIP BY TRUSTEES AND OFFICERS

    As of June 30, 2004, the current Trustees and officers of the Trust as a group owned less than 1% of any class of the Fund's shares.

      The following table shows the dollar range of equity securities beneficially owned by each current Trustee in the Fund and, on an aggregate basis, in all MFS funds overseen by the Trustee, as of December 31, 2003.


      The following dollar ranges apply:

        N.  None
        A.  $1 - $10,000
        B.  $10,001 - $50,000
        C.  $50,001 - $100,000
        D.  Over $100,000

                                                               AGGREGATE DOLLAR
                                                               RANGE OF EQUITY
                                                               SECURITIES IN ALL
                                 DOLLAR RANGE OF EQUITY       MFS FUNDS OVERSEEN
    NAME OF TRUSTEE                SECURITIES IN FUND             BY TRUSTEE
    ----------------------------------------------------------------------------
    INTERESTED TRUSTEES
    Robert J. Manning(1)                   N                           D
    Robert C. Pozen(1)                     N(2)                        N(2)

    NON-INTERESTED TRUSTEES
    Lawrence H. Cohn, M.D.                 N                           D
    David H. Gunning(3)                    N                           C
    William R. Gutow                       N                           D
    J. Atwood Ives                         N                           D
    Amy B. Lane(3)                         N                           N
    Lawrence T. Perera                     N                           D
    William J. Poorvu                      N                           D
    J. Dale Sherratt                       N                           D
    Elaine R. Smith                        N                           D
    Ward Smith                             N                           D

    ----------------
    (1) Messrs. Manning and Pozen became Trustees of the Fund on February 24, 2004.
    (2) As of March 31, 2004.
    (3) Mr. Gunning and Ms. Lane became Trustees of the Fund on January 27,
        2004.

    25% OR GREATER OWNERSHIP
    The following table identifies those investors who own 25% or more of the Fund's shares (all share classes taken together) as of June 30, 2004, and are therefore presumed to control the Fund. All holdings are of record unless indicated otherwise.

                                             JURISDICTION OF
                                              ORGANIZATION          PERCENTAGE
    NAME AND ADDRESS OF INVESTOR              (IF A COMPANY)         OWNERSHIP
    --------------------------------------------------------------------------
          None


    5% OR GREATER OWNERSHIP OF SHARE CLASS

    The following table identifies those investors who own 5% or more of any class of the Fund's shares as of June 30, 2004. All holdings are of record unless indicated otherwise.


    NAME AND ADDRESS OF INVESTOR OWNERSHIP                    PERCENTAGE
    ...........................................................................


    Merrill Lynch, Pierce, Fenner & Smith, Inc. for
    the Sole Benefit of its Customers                   6.13% of Class A shares
    Attn: Fund Administration                          12.09% of Class B shares
    4800 Deer Lake Dr E FL 3                            9.53% of Class C shares
    Jacksonville, FL 32246-6484
    ..........................................................................

    CitiGroup Global Markets, Inc.                      7.29% of Class B shares
    333 W 34th Street                                   5.11% of Class C shares
    New York, NY 10001
    ..........................................................................

STATEMENT OF ADDITIONAL INFORMATION
PART II


Part II of this SAI, updated through July 1, 2004, as amended or supplemented from time to time, describes policies and practices that apply to each of the Funds in the MFS Family of Funds. References in this Part II to a "Fund" mean each Fund in the MFS Family of Funds, unless noted otherwise. References in this Part II to a "Trust" means the Massachusetts business trust of which the Fund is a series, or, if the Fund is itself a Massachusetts business trust, references to a "Trust" shall mean the Fund.


-----------------
TABLE OF CONTENTS
-----------------

                                                                          PAGE
I    Management of the Fund ...............................................    1
     Trustees/Officers ....................................................    1
     Investment Adviser ...................................................    1
     Administrator ........................................................    2
     Custodian ............................................................    2
     Shareholder Servicing Agent ..........................................    3
     Distributor ..........................................................    3
     Program Manager ......................................................    3
     Code of Ethics .......................................................    3
II   Principal Share Characteristics ......................................    3
     Class A, Class 529A and Class J Shares ...............................    3
     Class B, Class 529B, Class C, Class 529C, Class R1, Class R2
     and Class I Shares ...................................................    4
     Waiver of Sales Charges ..............................................    4
     Financial Adviser Commissions and Concessions ........................    4
     General ..............................................................    4
III  Distribution Plan ....................................................    5
     Features Common to Each Class of Shares ..............................    5
     Features Unique to Each Class of Shares ..............................    6
IV   Investment Techniques, Practices, Risks and Restrictions..............    7
V    Net Income and Distributions .........................................    7
     Money Market Funds ...................................................    7
     Other Funds ..........................................................    7
VI   Tax Considerations ...................................................    7
     Taxation of the Fund .................................................    8
     Taxation of Shareholders .............................................    8
     Special Rules for Municipal Fund Distributions .......................   10
     Special Considerations for 529 Share Classes .........................   11
VII  Portfolio Transactions and Brokerage Commissions .....................   12
VIII Determination of Net Asset Value .....................................   13
     Money Market Funds ...................................................   13
     Other Funds ..........................................................   13
IX   Shareholder Services .................................................   13
     Investment and Withdrawal Programs ...................................   13
     Exchange Privilege ...................................................   16
     Tax-Deferred Retirement Plans ........................................   17
     Qualified Tuition Programs ...........................................   18
     Information Available to Shareholders ................................   18
X    Description of Shares, Voting Rights and Liabilities .................   18
     Appendix A -- Waivers of Sales Charges ...............................  A-1
     Appendix B -- Financial Adviser Commissions and Concessions ..........  B-1
     Appendix C -- Investment Techniques, Practices and Risks .............  C-1
     Appendix D -- Description of Bond Ratings ............................  D-1
     Appendix E -- Trustees and Officers -- Identification and Background .  E-1
     Appendix F -- Investment Restrictions ................................  F-1
     Appendix G -- Proxy Voting Policies and Procedures ...................  G-1

I     MANAGEMENT OF THE FUND

      TRUSTEES/OFFICERS
      BOARD OVERSIGHT -- The Board of Trustees which oversees the Fund provides broad supervision over the affairs of the Fund. The Adviser is responsible for the investment management of the Fund's assets, and the officers of the Trust are responsible for its operations.

      TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND -- The identification and background of the Trustees and Officers of the Trust are set forth in Appendix E of this Part II.


      TRUSTEE RETIREMENT PLAN -- Prior to December 31, 2001, the Trust (except MFS Series Trust XI) had a retirement plan for non-interested Trustees and Trustees who were not officers of the Trust. Effective as of December 31, 2001, the Trustees terminated the Trust's retirement plan except as to Trustees who retired on or prior to that date. When the plan was terminated, an amount equivalent to the present value of each applicable Trustee's accrued benefits thereunder through the date of termination was calculated. For certain Funds, the Trustees received a lump sum payment of this amount. For other Funds, the Trustees deferred receipt of these accrued benefits under a new deferred benefit plan, under which the value of the benefits is periodically readjusted as though an equivalent amount had been invested in shares of the applicable Fund. The deferred retirement benefits will be paid to the Trustees upon retirement or thereafter and will be based on the performance of the applicable Funds. Deferral of fees in accordance with the plan will not materially affect a Fund's assets, liabilities or net income per share. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.


        Trustees who retired on or prior to December 31, 2001, and who had served as Trustee for at least five years at the time of retirement, are entitled to certain payments under the retirement plan. Each such Trustee is entitled to receive annual payments during his or her lifetime of up to 50% of the Trustee's average annual compensation (based on the three years prior to his or her retirement) depending on the Trustee's length of service. The Fund amortizes its payment obligations under the plan.

      INDEMNIFICATION OF TRUSTEES AND OFFICERS -- The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities to the Trust or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined, pursuant to the Declaration of Trust, that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

      INVESTMENT ADVISER
      The Trust has retained Massachusetts Financial Services Company ("MFS" or the "Adviser") as the investment adviser for its Funds. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. (an insurance company).


      INVESTMENT ADVISORY AGREEMENT -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement") for all of the Funds in the Trust. Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives an annual investment advisory fee, computed daily and paid monthly, as disclosed in the Prospectus under the heading "Management of the Fund(s)."

        The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of the Adviser. The Adviser also furnishes at its own expense investment advisory and administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments and effecting its portfolio transactions.


        The Trust pays the compensation of the Trustees who are "not affiliated" with the Adviser and all expenses of the Fund (other than those assumed by the Adviser) including but not limited to: management fees; Rule 12b-1 fees; administrative services fees; program management services fees; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements, confirmations, periodic investment statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Fund's custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; organizational and start up costs; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party or otherwise may have an exposure, and the legal obligation which the Fund may have to indemnify the Trust's Trustees and officers with respect thereto. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that the Distribution Agreement with MFS Fund Distributors, Inc. ("MFD") requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.

        The Advisory Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI), or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement may be approved, renewed, amended or terminated as to one Fund in the Trust, even though the Agreement is not approved, renewed, amended or terminated as to any other Fund in the Trust.

        The Advisory Agreement grants to the Trust and the Fund a non-exclusive and non-transferable right and sub-license to use the names "Massachusetts Financial Services," "MFS" or any derivatives or logos associated with those names. If MFS for any reason no longer serves as investment adviser to the Fund, the Fund will promptly cease to use these MFS marks. MFS may permit other clients to use these MFS marks in their names or other material.

        The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its or their duties and obligations under the Advisory Agreement.


        The Adviser is free to render investment and/or other services to others. Whenever the Fund and one or more other funds or accounts advised by the Adviser have money available for investment, investments or opportunities to sell investments will be allocated in a manner believed by the Adviser to be fair and equitable to each client. The Adviser may cause the Fund to pay a financial adviser a higher commission than another financial adviser might have charged for effecting that transaction, if the Adviser determines, in good faith, that the higher commission was reasonable in relation to the value of brokerage and research services provided by the financial adviser. For more information about the Fund's investment allocation and brokerage practices, see "Portfolio Transactions and Brokerage Commissions" below.


      ADMINISTRATOR

      MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the Funds. Under a Master Administrative Services Agreement between the Funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Boards of Trustees of the Funds. Each Fund is allocated a portion of these administrative costs based on its size and relative average net assets. Until March 31, 2004, each Fund paid MFS an administrative fee up to the following annual percentage rates of the Fund's average daily net assets:

        First $2 billion                      0.0175%
        Next $2.5 billion                     0.0130%
        Next $2.5 billion                     0.0005%
        In excess of $7 billion               0.0000%

        Effective April 1, 2004, each Fund pays MFS an administrative fee up to the following annual percentage rates of the Fund's average daily net assets:

        First $2 billion                      0.01120%
        Next $2.5 billion                     0.00832%
        Next $2.5 billion                     0.00032%
        In excess of $7 billion               0.00000%

        In addition, MFS is responsible for providing certain administrative services with respect to Class R2 shares. These services include various administrative, recordkeeping and communication/educational services with respect to the retirement plans which invest in Class R2 shares, and may be provided directly by MFS or by a third party. The Fund pays an annual 0.25% administrative service fee solely from the assets of Class R2 shares to MFS for the provision of these services.


      CUSTODIAN

      State Street Bank and Trust Company, with a place of business at 225 Franklin St., Boston, MA 02110, and/or JP Morgan Chase Bank, with a place of business at One Chase Manhattan Plaza, New York, NY 10081, (each a "Custodian") is the custodian of the assets of certain Funds. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, serving as the Fund's foreign custody manager, providing reports on foreign securities depositaries, and, with respect to State Street Bank and Trust Company, calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions.

      SHAREHOLDER SERVICING AGENT
      MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to an Amended and Restated Shareholder Servicing Agreement (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, MFSC receives a fee from the Funds designed to achieve a target pre-tax annual profit margin of 10% (with a minimum and maximum pre-tax annual profit margin of 8% and 12%, respectively). Taking into account this goal, each Fund pays MFSC a fee based on its average daily net assets equal to:
      0.11% for the period from January 1, 2004 through March 31, 2004; 0.10% for the period from April 1, 2004 through June 30, 2004; and 0.0861% for the period from July 1, 2004 through December 31, 2004. Thereafter, the fee will be established upon agreement between the Funds and MFSC, taking into account MFSC's pre-tax profit margin target.

        In addition, MFSC is reimbursed by the Funds for certain expenses incurred by MFSC on behalf of the Funds. These reimbursements include payments made under agreements with third parties that provide recordkeeping, reporting, processing, and other shareholder services. Payments made under these agreements are based either on the Fund's average daily net assets or the Fund accounts serviced by the third party.

        MFSC or the Fund may also contract with other third-party service providers to provide some or all of the services described above. State Street Bank and Trust Company has contracted with MFSC to perform dividend disbursing agent functions for the Funds.

      DISTRIBUTOR

      MFS Fund Distributors, Inc. ("MFD" or the "Distributor"), a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to an Amended and Restated Distribution Agreement (the "Distribution Agreement"). The Distribution Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI) and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.

      PROGRAM MANAGER
      MFD serves as program manager for a qualified tuition program under
      Section 529 of the Internal Revenue Code through which the Funds' 529 share classes are available as investment options to program participants. From time to time, the Funds' 529 share classes may be offered through qualified tuition programs for which MFD does not serve as program manager. The Funds which offer 529 share classes have entered into a Master 529 Administrative Services Agreement, pursuant to which the Funds pay MFD an annual fee of up to 0.35% from Fund assets attributable to the 529 share classes made available through qualified tuition programs.

      CODE OF ETHICS

      The Fund and its Adviser and Distributor have each adopted a code of ethics as required under the Investment Company Act of 1940 ("the 1940 Act"). Subject to certain conditions and restrictions, this code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Fund. Securities transactions by some of these persons may be subject to prior approval of the Adviser's Compliance Department and securities transactions of certain personnel are subject to quarterly reporting and review requirements. The code is on public file with, and is available from, the Securities and Exchange Commission (the "SEC"). The code can be reviewed and copied at the:

           Public Reference Room
           Securities and Exchange Commission
           Washington, D.C. 20549-0102

      Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. The code also is available on the EDGAR Database on the Commission's internet website at http:// www.sec.gov, and copies of the code may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

II    PRINCIPAL SHARE CHARACTERISTICS


      Set forth below is a description of Class A, 529A, B, 529B, C, 529C, R1, R2, I and J shares offered by the MFS Family of Funds (the MFS Funds). Some MFS Funds may not offer each class of shares -- see the Prospectus of the Fund to determine which classes of shares the Fund offers.


        The term "financial adviser" as used in the SAI includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institution having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates.


      CLASS A, CLASS 529A AND CLASS J SHARES

      MFD acts as a distributor in selling Class A, 529A and J shares of the Fund to financial advisers. The public offering price of Class A, 529A and J shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A, 529A and J share of the Fund is calculated by dividing the net asset value of a share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "How to Purchase, Exchange and Redeem Shares" in the Prospectus). The sales charge may be reduced or waived with respect to certain purchase amounts and pursuant to certain shareholder programs (see "Shareholder Services" below and Appendix A). Certain purchases of Class A shares (but not Class 529A shares) may be subject to a 1% CDSC instead of an initial sales charge, as described in the Fund's Prospectus.

        In addition, purchases of Class A shares (but not Class 529A shares) made under the following four categories are not subject to an initial sales charge; however, a CDSC of 1% will be deducted from redemption proceeds if the redemption is made within 12 months of purchase:


      o Investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended (referred to as ERISA), if, prior to July 1, 1996

          > the plan had established an account with MFSC; and

          > the sponsoring organization had demonstrated to the satisfaction of MFD that either:

              + The employer had at least 25 employees; or

              + The total purchases by the retirement plan of Class A shares of the MFS Funds would be in the amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;

      o Investment in Class A shares by certain retirement plans subject to ERISA, if

          > The retirement plan is one for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services;


          > The plan established an account with MFSC between July 1, 1996 and March 30, 2001; and

          > The total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) of Class A shares of the MFS Funds will be in the amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion;

      o Investments in Class A shares by certain retirement plans subject to ERISA, if

          > The plan established an account with MFSC between July 1, 1996 and March 30, 2001;

          > The plan has, at the time of purchase, either alone or in aggregate with other plans maintained by the same plan sponsor, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds; and

          > THE RETIREMENT PLANS WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE
            PLANS OR THEIR SPONSORING ORGANIZATION INFORMS MFSC PRIOR TO THE PURCHASES THAT THE PLANS HAVE A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS; MFSC HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH PLANS QUALIFY UNDER THIS CATEGORY;

      o Investment in Class A shares by certain retirement plans subject to ERISA, if


          > The plan established an account with MFSC between July 1, 1997 and December 31, 1999;

          > The plan records are maintained on a pooled basis by MFSC; and

          > The sponsoring organization demonstrates to the satisfaction of MFD that, at the time of purchase, the employer has at least 200 eligible employees and the plan has aggregate assets of at least $2,000,000.


      CLASS B, CLASS 529B, CLASS C, CLASS 529C, CLASS R1, CLASS R2, AND CLASS I SHARES

      MFD acts as distributor in selling Class B, Class C, Class R1, Class R2, Class 529B, Class 529C and Class I shares of the Fund. The public offering price of Class B, Class C, Class R1, Class R2, Class 529B, Class 529C and Class I shares is their net asset value next computed after the sale. Class B, Class C, Class 529B and Class 529C shares are generally subject to a CDSC, as described in the Fund's Prospectus.

      WAIVER OF SALES CHARGES

      In certain circumstances, the initial sales charge imposed upon purchases of Class A and 529A shares and the CDSC imposed upon redemptions of Class A, B, C, 529B and 529C shares are waived. These circumstances are described in Appendix A of this Part II. The Funds, MFS and their affiliates reserve the right to eliminate, modify and add waivers at any time in their discretion.

      FINANCIAL ADVISER COMMISSIONS AND CONCESSIONS
      MFD pays commissions and provides concessions to financial advisers that sell Fund shares. These financial adviser commissions and concessions are described in Appendix B of this Part II.


      GENERAL

      Neither MFD nor financial advisers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to financial advisers. MFD may benefit from its temporary holding of funds paid to it by financial advisers for the purchase of Fund shares.


III   DISTRIBUTION PLAN


      RULE 12B-1 PLAN
      The Trustees have adopted a Distribution Plan for Class A, Class 529A, Class B, Class 529B, Class C, Class 529C, Class R1, Class R2, and Class J shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders.


        The provisions of the Distribution Plan are severable with respect to each Class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Fund required to liquidate portfolio securities to meet redemptions. The Distribution Plan is also designed to assist in the servicing and maintenance of shareholder accounts, and to minimize redemptions and reductions in net assets in order to maintain asset levels. There is, however, no assurance that the net assets of the Fund will increase or not be reduced, or that the other benefits referred to above will be realized.

        In certain circumstances, the fees described below may not be imposed, are being waived or do not apply to certain MFS Funds. Current distribution and service fees for each Fund are reflected under the captions "Expense Summary" and "Description of Share Classes -- Distribution and Service Fees" in the Prospectus.

      FEATURES COMMON TO EACH CLASS OF SHARES
      There are features of the Distribution Plan that are common to each Class of shares, as described below.


      SERVICE FEES -- The Distribution Plan provides that the Fund may pay
      MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A, Class B, Class C, Class R1, Class R2, Class 529A, Class 529B, Class 529C, or Class J shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate financial advisers which enter into an agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the financial adviser with respect to shares of the Designated Class owned by investors for whom such financial adviser is the financial adviser or holder of record or for whom the financial adviser provides such services. MFD may from time to time reduce the amount of the service fees paid to financial advisers. Financial advisers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Distribution Plan for which there is no financial adviser of record, for which payment of the service fee to financial advisers has been reduced, or for which qualification standards have not been met.

      DISTRIBUTION FEES -- The Distribution Plan provides that the Fund may pay MFD a distribution fee in addition to the service fee described above based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. MFD pays commissions to financial advisers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expense and equipment. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each Class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.


      OTHER COMMON FEATURES -- Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each Class of shares covered by the Distribution Plan.

        The Distribution Plan remains in effect from year to year only if its continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the Designated Class of the Fund's shares (as defined in "Investment Restrictions" in Appendix F of this Part II of this SAI). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the Designated Class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the Designated Class of the Fund's shares or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non- interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.

      FEATURES UNIQUE TO EACH CLASS OF SHARES
      There are certain features of the Distribution Plan that are unique to each Class of shares, as described below.


      CLASS A AND CLASS 529A SHARES -- Class A and 529A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the financial adviser making the sale (the remainder of which is paid to MFD). In addition to the initial sales charge, the financial adviser also generally receives the ongoing 0.25% per annum service fee, as discussed above.

        The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to up to 0.10% of Class A shares' average daily net assets and up to 0.25% of Class 529A shares' average daily net assets. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial advisers and payments to wholesalers employed by MFD (e.g., MFD pays commissions to financial advisers with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of Class A shares' average daily net assets and 0.50% per annum of Class 529A shares' average daily net assets, the Fund is permitted to pay such distribution- related expenses or other distribution-related expenses.

      CLASS B AND CLASS 529B SHARES -- Class B and 529B shares are offered at net asset value without an initial sales charge but subject to a CDSC as described in the Prospectus. MFD generally advances to financial advisers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD retains the service fee paid by the Fund with respect to such shares for the first year after purchase and financial advisers become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

        Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to up to 0.75% of the Fund's average daily net assets attributable to Class B and 529B shares, respectively. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to financial advisers upon purchase of Class B and 529B shares).

      CLASS C AND CLASS 529C SHARES -- Class C and 529C shares are offered at net asset value without an initial sales charge but subject to a CDSC of 1.00% as described in the Prospectus. MFD will generally pay a commission to financial advisers of up to 1.00% of the purchase price of Class C or 529C shares purchased through financial advisers at the time of purchase. In compensation for this 1.00% commission paid by MFD to financial advisers, MFD will retain the 1.00% per annum Class C or 529C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and financial advisers will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

        This ongoing 1.00% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn generally pays to financial advisers), as discussed above, and a distribution fee paid to MFD (which MFD also in turn generally pays to financial advisers) under the Distribution Plan, equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C or 529C shares, respectively.

      CLASS R1 AND CLASS R2 SHARES -- Class R1 and R2 shares are offered at net asset value without an initial sales charge or CDSC. Class R1 and R2 shares are generally available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans. MFD may pay an up front commission from the Class R1 and R2 distribution fee and may pay the ongoing service fee to the financial adviser making the sale or providing certain services to the retirement plan.

        The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to up to 0.25% of the Fund's average daily net assets attributable to Class R1 and R2 shares, respectively. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial advisers and payments to wholesalers employed by MFD. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed up to 0.50% per annum of the average daily net assets of the Fund attributable to Class R1 and R2 shares, respectively, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

      CLASS J SHARES -- Class J shares are generally offered pursuant to an initial sales charge, a substantial portion or all of which is paid to or retained by the financial adviser making the sale (the remainder of which is paid to MFD). In addition to the initial sales charge, the financial adviser also generally receives the ongoing 0.25% per annum service fee, as discussed above.

        The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to up to 0.75% of the Fund's average daily net assets attributable to Class J shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to financial advisers and payments to wholesalers employed by MFD. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed up to 1.00% per annum of the average daily net assets of the Fund attributable to Class J shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.


IV    INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS

      Set forth in Appendix C of this Part II is a description of investment techniques and practices which the MFS Funds may generally use in pursuing their investment objectives and investment policies, and the risks associated with these investment techniques and practices. Set forth in Appendix F of this Part II is a description of investment restrictions to which the Fund is subject.

V     NET INCOME AND DISTRIBUTIONS

      MONEY MARKET FUNDS
      The net income attributable to each MFS Fund that is a money market fund is determined each day during which the New York Stock Exchange is open for trading (see "Determination of Net Asset Value" below for a list of days the Exchange is closed).

        For this purpose, the net income attributable to shares of a money market fund (from the time of the immediately preceding determination thereof) shall consist of (i) all interest income accrued on the portfolio assets of the money market fund, (ii) less all actual and accrued expenses of the money market fund determined in accordance with generally accepted accounting principles, and (iii) plus or minus net realized gains and losses on the assets of the money market fund, if any. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity.

        Since the net income is declared as a dividend each time the net income is determined, the net asset value per share (i.e., the value of the net assets of the money market fund divided by the number of shares outstanding) is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in the shareholder's account.

        It is expected that the shares of the money market fund will have a positive net income at the time of each determination thereof. If for any reason the net income determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the money market fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month (or during the month in the case of an account liquidated in its entirety), the money market fund could reduce the number of its outstanding shares by treating each shareholder of the money market fund as having contributed to its capital that number of full and fractional shares of the money market fund in the account of such shareholder which represents its proportion of such excess. Each shareholder of the money market fund will be deemed to have agreed to such contribution in these circumstances by its investment in the money market fund. This procedure would permit the net asset value per share of the money market fund to be maintained at a constant $1.00 per share.

      OTHER FUNDS
      Each MFS Fund other than the MFS money market funds intends to distribute to its shareholders all or substantially all of its net investment income. These Funds' net investment income consists of non-capital gain income less expenses. In addition, these Funds intend to distribute net realized short- and long-term capital gains, if any, at least annually. Shareholders will be informed of the tax consequences of such distributions, including whether any portion represents a return of capital, after the end of each calendar year.

VI    TAX CONSIDERATIONS

      The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the Fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisors about the impact an investment in the Fund may have on their own tax situations.

      TAXATION OF THE FUND
      FEDERAL TAXES -- The Fund (even if it is a fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected (or in the case of a new Fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of its distributions (as a percentage of both its investment company taxable income and any tax-exempt income), and the composition of its portfolio assets. As a regulated investment company, the Fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund failed to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions would generally be taxable as dividend income to the shareholders.

      MASSACHUSETTS TAXES -- As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

      TAXATION OF SHAREHOLDERS

      TAX TREATMENT OF DISTRIBUTIONS -- Subject to the special rules discussed below for Municipal Funds, shareholders of the Fund normally will have to pay federal income tax and any state or local income taxes on the dividends and capital gain distributions they receive from the Fund. Except as described below, any distributions from ordinary income or from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether paid in cash or reinvested in additional shares. Certain distributions of ordinary dividends to a non-corporate shareholder of the Fund may qualify as "qualified dividend income," provided that they are so designated by the Fund and that the recipient shareholder satisfies certain holding period requirements and refrains from making certain elections (described below). Those distributions will be taxed at reduced rates to the extent derived from "qualified dividend income" of the Fund. If more than 95% of the Fund's gross income, calculated without taking into account long-term capital gains, consists of "qualified dividend income," the Fund may designate, and the Fund's non-corporate shareholders may then treat, all of those distributions as "qualified dividend income" if the shareholders satisfy certain holding period requirements and refrain from making certain elections. "Qualified dividend income" generally is income derived from dividends from U.S. corporations or from "qualified foreign corporations," which are corporations that are either incorporated in a U.S. possession or eligible for benefits under certain U.S. tax treaties. Distributions from a foreign corporation that is not a "qualified foreign corporation" may nevertheless be treated as "qualified dividend income" if the applicable stock is readily tradable on an established U.S. securities market. Stock is considered readily tradable on an established U.S. securities market if that stock, or an American Depository Receipt (an ADR) with respect to that stock, is listed on certain securities exchanges or on the Nasdaq Stock Market. "Passive foreign investment companies," "foreign personal holding companies" and "foreign investment companies" will not be treated as "qualified foreign corporations" for these purposes.

        In order for some portion of the dividends received by a shareholder of the Fund to be "qualified dividend income," the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.


        Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares.


        Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning on or before December 31, 2008.


        Any Fund dividend that is declared in October, November or December of any calendar year, payable to shareholders of record in such a month and paid during the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

        Any Fund distribution, other than dividends that are declared by the Fund on a daily basis, will have the effect of reducing the per share net asset value of Fund shares by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any such distribution (other than an exempt-interest dividend) may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

      DIVIDENDS-RECEIVED DEDUCTION -- If the Fund receives dividend income from U.S. corporations, a portion of the Fund's ordinary income dividends is normally eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments.

      DISPOSITION OF SHARES -- In general, any gain or loss realized upon a disposition of Fund shares by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to "wash sales." Gain may be increased (or loss reduced) upon a redemption of Class A Fund shares held for 90 days or less followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of the Fund or of any other shares of an MFS Fund generally sold subject to a sales charge.

      DISTRIBUTION/ACCOUNTING POLICIES -- The Fund's current distribution and accounting policies will affect the amount, timing, and character of distributions to shareholders and may, under certain circumstances, make an economic return of capital taxable to shareholders.

      U.S. TAXATION OF NON-U.S. PERSONS -- Dividends and certain other payments (but not including distributions of net capital gains) to persons who are neither citizens nor residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. The Fund intends to withhold at that rate on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. The Fund may withhold at a lower rate permitted by an applicable treaty if the shareholder provides the documentation required by the Fund. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims.

      BACKUP WITHHOLDING -- The Fund is also required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, including capital gain dividends, redemption proceeds (except for redemptions by money market funds), and certain other payments that are paid to any non-corporate shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

      FOREIGN INCOME TAXATION OF NON-U.S. PERSONS -- Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions.

      STATE AND LOCAL INCOME TAXES: U.S. GOVERNMENT SECURITIES -- Dividends paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. The Fund generally intends to advise shareholders of the extent, if any, to which its dividends consist of such interest. Shareholders are urged to consult their tax advisors regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.


      CERTAIN INVESTMENTS -- Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount (including certain high yield debt obligations) will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. The Fund's investments in REIT equity securities may also require the Fund to accrue and distribute income not yet received and may at other times result in the Fund's receipt of cash in excess of the REIT's earnings. If the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Income from REIT securities generally will not be eligible for treatment as qualified dividend income. Any investment in residual interests of a Collateralized Mortgage Obligation (a CMO) that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders. Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in REITs that hold residual interests in REMICs; or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code
      Section 514(b). If a charitable remainder trust (as defined in Code
      Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year.


      OPTIONS, FUTURES CONTRACTS, AND FORWARD CONTRACTS -- The Fund's transactions in options, Futures Contracts, Forward Contracts, short sales "against the box," and swaps and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. These special rules may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. The Fund will limit its activities in options, Futures Contracts, Forward Contracts, short sales "against the box" and swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.

      FOREIGN INVESTMENTS -- Special tax considerations apply with respect to foreign investments by the Fund. Foreign exchange gains and losses realized by the Fund may be treated as ordinary income and loss. Use of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market certain investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

      FOREIGN INCOME TAXES -- Investment income received by the Fund and gains with respect to foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance, since the amount of the Fund's assets to be invested within various countries is not known.

        If the Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, it may elect to "pass through" to its shareholders foreign income taxes paid by it. If the Fund so elects, shareholders will be required to treat their pro rata portions of the foreign income taxes paid by the Fund as part of the amounts distributed to them by it and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the Fund is not eligible, or does not elect, to "pass through" to its shareholders foreign income taxes it has paid, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.

      SPECIAL RULES FOR MUNICIPAL FUND DISTRIBUTIONS
      The following special rules apply to shareholders of funds whose objective is to invest primarily in obligations that pay interest that is exempt from federal income tax ("Municipal Funds").

      TAX EXEMPT DISTRIBUTIONS -- The portion of a Municipal Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an "exempt-interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax. Except when the Fund provides actual monthly percentage breakdowns, the percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax- exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.


      TAXABLE DISTRIBUTIONS -- A Municipal Fund may also earn some income that is taxable (including interest from any obligations that lose their federal tax exemption) and may recognize capital gains and losses as a result of the disposition of securities and from certain options and futures transactions. Shareholders normally will have to pay federal income tax on the non-exempt-interest dividends and capital gain distributions they receive from the Fund, whether paid in cash or reinvested in additional shares. However, such Funds do not expect that the non-tax-exempt portion of their net investment income, if any, will be substantial. Because Municipal Funds expect to earn primarily tax-exempt interest income, it is expected that dividends from such Funds will not qualify for the dividends-received deduction for corporations and will not be treated as "qualified dividend income" taxable to non-corporate shareholders at reduced rates.


      CONSEQUENCES OF DISTRIBUTIONS BY A MUNICIPAL FUND: EFFECT OF ACCRUED
      TAX- EXEMPT INCOME -- Shareholders redeeming shares after tax-exempt income has been accrued but not yet declared as a dividend should be aware that a portion of the proceeds realized upon redemption of the shares will reflect the existence of such accrued tax-exempt income and that this portion may be subject to tax as a capital gain even though it would have been tax-exempt had it been declared as a dividend prior to the redemption. For this reason, if a shareholder wishes to redeem shares of a Municipal Fund that does not declare dividends on a daily basis, the shareholder may wish to consider whether he or she could obtain a better tax result by redeeming immediately after the Fund declares dividends representing substantially all the ordinary income (including tax-exempt income) accrued for that period.

      CERTAIN ADDITIONAL INFORMATION FOR MUNICIPAL FUND SHAREHOLDERS -- Interest on indebtedness incurred by shareholders to purchase or carry Fund shares will not be deductible for federal income tax purposes. Exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisors before purchasing Fund shares.

      CONSEQUENCES OF REDEMPTION OF SHARES -- Any loss realized on a redemption of Municipal Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those shares. If not disallowed, any such loss will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares.

      STATE AND LOCAL INCOME TAXES: MUNICIPAL OBLIGATIONS -- The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or local taxing authority. Some states do exempt from tax that portion of an exempt-interest dividend that represents interest received by a regulated investment company on its holdings of securities issued by that state and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its shareholders the percentage of interest income earned by it during the preceding year on Municipal Bonds and will indicate, on a state-by-state basis only, the source of such income.

      SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES
      The following special considerations apply specifically to the ownership of a Fund's 529 share classes through a tuition program that qualifies under Section 529 of the Code.

        The 529 share classes are an investment option under one or more tuition programs designed to qualify under Section 529 of the Code so that earnings on investments are not subject to federal income tax (to either a contributor to the tuition program or a designated beneficiary) until the earnings are withdrawn. Withdrawals of earnings that are used to pay "qualified higher education expenses" are tax-free for federal income tax purposes for tax years beginning on or before December 31, 2010. State and local taxes may still apply. These tax benefits are not available to 529 shares that are not owned through a qualifying Section 529 tuition program.

        Withdrawals of earnings that are not used for the designated beneficiary's qualified higher education expenses generally are subject not only to federal income tax but also to a 10% penalty tax unless such amounts are transferred within sixty (60) days to another tuition program for the same designated beneficiary (only one such transfer may be made in any twelve (12) month period) or another designated beneficiary who is a member of the family of the designated beneficiary with respect to which the distribution was made and certain other conditions are satisfied. The 10% penalty tax will not apply to withdrawals made under certain circumstances, including certain withdrawals made after the designated beneficiary dies or becomes disabled. Withdrawals attributable to contributions to the tuition program (including the portion of any rollover from another tuition program that is attributable to contributions to that program) are not subject to tax.

      TAX SHELTER REPORTING -- Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

VII   PORTFOLIO TRANSACTIONS AND

      BROKERAGE COMMISSIONS
      Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity.


        In connection with the selection of brokers or dealers, and the placing of Fund portfolio transactions, the Adviser seeks to achieve for the Fund the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions.

        In the case of securities traded in the over-the-counter market, the Adviser normally seeks to deal directly with the primary market makers, unless in its opinion, best execution may be available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on tender or exchange offers. Such soliciting or dealer fees are in effect recaptured by the MFS Funds.

        As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser may cause the Fund to pay a broker or dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other brokers or dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer viewed in terms or either a particular transaction or the Adviser's overall responsibilities to the Fund and its other clients. "Commissions," as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, mark-downs, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.


        Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage and research services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing such brokerage and research services.

        The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).


        Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund and the Adviser's other clients.

        The advisory fee paid by the Fund to the Adviser is not reduced as a consequence of the Adviser's receipt of Research. To the extent the Fund's portfolio transactions are used to obtain Research, the brokerage commissions paid by the Fund might exceed those that might otherwise be paid, by an amount which cannot be currently determined. The Research received is useful and of value to the Adviser in serving both the Fund and other clients of the Adviser. While the Research is not expected to reduce the expenses of the Adviser, the Adviser would, through the use of the Research, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.


        In effecting portfolio transactions on behalf of the Fund and the Adviser's other clients, the Adviser from time to time may instruct the broker-dealer that executes a transaction to allocate, or "step out," a portion of such transaction to another broker-dealer. The broker-dealer to which the Adviser has "stepped out" would then settle and complete the designated portion of the transaction, and the executing broker-dealer would settle and complete the remaining portion of the transaction that has not been "stepped out." Each broker-dealer would receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.


        Certain Funds have entered into an arrangement with State Street Brokerage Services, Inc. ("SSB"), an affiliate of State Street Bank and Trust Company, one of the Fund's Custodians, under which, with respect to certain brokerage transactions directed to certain broker-dealers, the Funds receive, on a trade-by-trade basis, a credit for part of the brokerage commission paid, which is applied against other expenses of the Funds, including the Funds' custodian fees. In addition, the Funds' have an expense offset arrangement that reduces the Funds' custodian fees based upon the amount of cash maintained by the Funds with their custodian and dividend disbursing agent.

        In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Fund believes that its ability to participate in volume transactions will produce better executions for the Fund.


VIII  DETERMINATION OF NET ASSET VALUE


      The net asset value per share of each class of the Fund is determined each day during which the New York Stock Exchange (the "Exchange") is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except in an emergency and for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time) (the "valuation time") by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of Fund shares outstanding for that class. The MFS Government Money Market Fund also determines its net asset value as of 8:30 a.m. Eastern time on each day the Exchange is open for business.


      MONEY MARKET FUNDS

      Portfolio securities of each MFS Fund that is a money market fund are valued at amortized cost, which the Board of Trustees of such Fund has determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This valuation method will continue to be used until such time as the Board of Trustees determines that it does not constitute fair value for such purposes. Each money market fund will limit its portfolio to those investments in U.S. dollar-denominated instruments that the Adviser under the supervision of the Fund's Board of Trustees determines present minimal credit risks, and that are of high quality as determined by any major rating service or, in the case of any instrument that is not so rated, of comparable quality as determined by the Adviser under the supervision of the Fund's Board of Trustees. Each money market fund has also agreed to maintain a dollar-weighted average maturity of 90 days or less and to invest only in securities maturing in 13 months or less. The Board of Trustees that oversees each money market fund has established procedures designed to stabilize its net asset value per share, as computed for the purposes of sales and redemptions, at $1.00 per share. If the Board determines that a deviation from the $1.00 per share price may exist that may result in a material dilution or other unfair result to investors or existing shareholders, it may take corrective action it regards as necessary and appropriate, which action could include the sale of instruments prior to maturity (to realize capital gains or losses); shortening average portfolio maturity; withholding dividends; or using market quotations for valuation purposes.


      OTHER FUNDS

      The following valuation techniques apply to each MFS Fund that is not a money market fund.

        Equity securities held by a Fund are valued at their market value when market quotations are readily available. Debt securities held by a Fund are valued based on information furnished by an independent pricing service or readily available market quotations. Certain short-term debt instruments used to manage a Fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. When pricing-service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees. For example, events reasonably determined to be significant (such as certain movements in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the Fund's valuation time that may impact the value of securities traded in these foreign markets. In these cases, the Fund may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the Fund's valuation time. Fair valuation of foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.


IX    SHAREHOLDER SERVICES

      INVESTMENT AND WITHDRAWAL PROGRAMS

      The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These programs are described below and, in certain cases, in the Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A or 529A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund. Some of those services and programs may not be available to you if your shares are held with the Fund in the name of your financial adviser or if your investment in the Fund is made through a retirement plan or 529 tuition program.

      LETTER OF INTENT -- If a shareholder (other than a group purchaser described below under "Group Purchases") commits to invest a specific dollar amount of Class A or 529A shares of the Fund alone or in combination with shares of any class of MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or for Class A shares, a 36-month period in the case of purchases of $1 million or more), the shareholder may obtain Class A or 529A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application or filing a separate Letter of Intent application (available from MFSC) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The gross amount of the shareholder's investment (which includes the amount of the sales charge paid) will apply towards the Letter of Intent commitment. Shareholders may combine certain accounts of a spouse (or legal equivalent under state law) and their children under the age of 21 for purposes of meeting this commitment amount. Accounts eligible for linking under the Letter of Intent include individual accounts, joint accounts, bona fide trusts where the shareholder, spouse or child under 21 is grantor, MFS 529 College Savings Plan accounts, single-participant retirement plan accounts and accounts held in the name of a financial adviser (excluding accounts held in omnibus arrangements); provided, however, that your financial adviser must inform MFSC when to combine eligible accounts held in its name with accounts held with MFSC in your name directly. The shareholder or his or her financial adviser must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his or her purchases within 13 months (or 36 months in the case of purchases of Class A shares of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, the shareholder will pay the increased amount of the sales charge as described in the Prospectus. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the financial adviser stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.


        Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by MFSC in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to the shareholder's order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

        If the intended investment is not completed, MFSC will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by MFSC. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints MFSC his or her attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.


      RIGHT OF ACCUMULATION -- A shareholder qualifies for cumulative quantity discounts on the purchase of Class A or 529A shares when the shareholder's new investment, together with the current offering price value of all holdings of Class A, Class B, Class C, Class R1, Class R2, Class 529A, Class 529B and Class 529C shares of that shareholder, including the shareholder's spouse (or legal equivalent under state law) and children under 21, in the MFS Funds or MFS Fixed Fund reaches a discount level; provided, however, that non-omnibus accounts held in the name of a financial adviser may not be aggregated with individual shareholder accounts for purposes of the Right of Accumulation discount unless the financial adviser informs MFSC when to combine certain eligible accounts. See "Description of Share Classes" in the Prospectus for the sales charges on quantity discounts. A shareholder must provide his or her financial adviser or MFSC (or the shareholder's financial adviser must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made, which may include account statements of accounts held at other financial advisers.


      SUBSEQUENT INVESTMENT BY TELEPHONE -- Each shareholder may purchase additional shares of any MFS Fund by telephoning MFSC toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by MFSC on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. MFSC will request personal or other information from the caller, and will generally also record calls. You may elect this provilege on your account application if you wish to use telephone transactions. If you have elected this privilege, you will be liable for any losses resulting from unauthorized telephone transactions unless MFSC does not follow reasonable procedures designed to verify the identity of the caller. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


      DISTRIBUTION INVESTMENT PROGRAM -- Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of that fund are available for sale. Distributions will be invested at net asset value (exclusive of any sales charge) and will not be subject to any CDSC or redemption fee, if applicable. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.


      SYSTEMATIC WITHDRAWAL PLAN -- Except with respect to the 529 share classes, a shareholder may direct MFSC to send the shareholder (or anyone the shareholder designates) regular periodic payments based upon the value of the shareholder's account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of establishment of the SWP. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order: (i) shares representing reinvested distributions; (ii) shares representing undistributed capital gains and income; and (iii) to the extent necessary, shares representing direct investments subject to the lowest CDSC. The CDSC will be waived in the case of redemptions of Class B and Class C shares pursuant to a SWP, but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC. Redemptions made under SWP are not subject to a redemption fee, if applicable. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be received in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, MFSC. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. MFSC may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by MFSC on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.


      INVEST BY MAIL -- Additional investments of $50 or more may be made at any time by mailing a check payable to the Fund directly to MFSC. The shareholder's account number and the name of the shareholder's financial adviser must be included with each investment.

      GROUP PURCHASES -- A bona fide group and all its members may be treated at MFD's discretion as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent) obtain quantity sales charge discounts on the purchase of Class A or 529A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the financial adviser to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or financial adviser, clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.


      AUTOMATIC EXCHANGE PLAN -- Shareholders having account balances of at least $2,000 in any MFS Fund may participate in the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder (if available for sale). Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial transfer will occur after receipt and processing by MFSC of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.


        Exchanges made under the Automatic Exchange Plan may not be subject to the limitations on exchange activity under the Fund's Exchange Limitation Policies as described in the Prospectus. No transaction fee or redemption fee, if applicable, for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A or 529A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to the Fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by MFSC in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares are registered; if by telephone -- proper account identification is given by the financial adviser or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.


        A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan. However, such investments may be subject to the Fund's Exchange Limitation Policies as described in the Prospectus. The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

      REINSTATEMENT PRIVILEGE -- Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A or 529A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge). For shareholders who exercise this privilege after redeeming Class A, Class C or Class 529C shares, if the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC you paid; however, your new Class A, Class C or Class 529C shares (as applicable) will still be subject to a CDSC for up to one year from the date you originally purchased the shares redeemed.

        Shareholders who redeem Class B or Class 529B shares and then exercise their 90-day reinstatement privilege may reinvest their redemption proceeds in Class A or Class 529A shares, in which case the Class A or Class 529A shares purchased will not be subject to a front-end sales charge or a CDSC, but if you paid a CDSC when you redeemed your Class B or Class 529B shares, your account will not be credited with the CDSC you paid.

        In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A or Class 529A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

      EXCHANGE PRIVILEGE
      Subject to the requirements set forth below and subject to the Fund's policies on excessive trading as described in the Prospectus, some or all of the shares of the same class in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the Class of shares) at net asset value. Exchanges will be made only after instructions in writing, by telephone or by other means acceptable to MFSC (an "Exchange Request") are received for an established account by MFSC, and are subject to the Funds' excessive trading policies and right to reject, restrict or cancel any purchase or exchange order.


      EXCHANGES AMONG MFS FUNDS (EXCLUDING EXCHANGES FROM MFS MONEY MARKET FUNDS) -- No initial sales charge or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, a pro rata portion of the CDSC will carry over to the acquired shares. For exchanges into and from the MFS Government Money Market Fund, the net asset value determined as of the close of regular trading on the NYSE (generally 4:00 p.m.) will be used (as opposed to the net asset value determined as of 8:30 a.m.).


      EXCHANGES INVOLVING AN MFS MONEY MARKET FUND -- Class A, I, 529A, R1 and R2 shares of a Fund may be exchanged for shares of the MFS Money Market Fund. Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. The rules are described under the caption "How to Purchase, Exchange and Redeem Shares" in the Prospectuses of those MFS money market funds.

      EXCHANGES INVOLVING THE MFS FIXED FUND -- Class A, C, R1 and R2 shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A, C, R1 and R2 shares of any MFS Fund (if the share purchase eligibility for these share classes is met) (subject to applicable limitations on the exchange privilege). With respect to exchanges between Class C shares subject to a CDSC and Units, a shareholder will only be eligible to make the exchange if the CDSC would have been waived had the Class C shares been redeemed. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.

      SPECIAL CONSIDERATIONS FOR 529 SHARE CLASSES -- A shareholder's ability to exchange Class 529A, 529B or 529C shares of an MFS Fund for shares of corresponding 529 share classes of other Funds may be limited under
      Section 529 of the Internal Revenue Code and the tuition program through which the investment in the MFS Funds is made.


      GENERAL -- Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the financial adviser or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of participants in MFS Serviced Plans) or all the shares in the account. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If the Exchange Request is received by MFSC prior to the close of regular trading on the Exchange the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time (and subject to the Funds' policies on excessive trading as discussed in Fund Prospectuses). Financial advisers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to MFD by facsimile or electronic means subject to the requirements set forth above.

        Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from financial advisers or MFSC. A shareholder considering an exchange should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any exchange.


        Any state income tax advantages for investment in shares of each state-specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws. The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations imposed from time to time at the discretion of the Funds in order to protect the Funds.

      TAX-DEFERRED RETIREMENT PLANS

      Shares of the Fund may be purchased by all types of tax-deferred retirement plans. MFD makes available, through financial advisers, plans and/or custody agreements, the following:


        o Traditional Individual Retirement Accounts (IRAs) (for individuals who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

        o Roth Individual Retirement Accounts (Roth IRAs) (for individuals who desire to make limited contributions to a tax-favored retirement program);

        o Simplified Employee Pension (SEP-IRA) Plans;

        o Retirement Plans Qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code");

        o 403(b) Plans (deferred compensation arrangements for employees of public school systems and certain non-profit organizations); and

        o Certain other qualified pension and profit-sharing plans.


        The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. For further details with respect to any plan, including fees charged by the trustee, custodian or MFS (or its affiliates), tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.


        An investor should consult with his or her tax adviser before establishing any of the tax-deferred retirement plans described above.

        For those Funds that do not offer Class R1 and R2 shares, Class C shares are not generally available (subject to policies adopted by MFD from time to time) for purchase by any retirement plan qualified under Internal Revenue Code Section 401(a) or 403(b) if the retirement plan is one for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services ("MFS Serviced Plan"). See the Fund's prospectus for details.


        MFS and its affiliates provide recordkeeping services to MFS Serviced Plans pursuant to a services agreement entered into between MFS and the sponsor of the MFS Serviced Plans. MFS and its affiliates limit the classes of shares available to MFS Serviced Plans under the terms of such services agreement. MFS and its affiliates currently offer the following share classes to MFS Serviced Plans based upon the following investment thresholds:

      PLAN INVESTMENTS                              AVAILABLE SHARE CLASS
      ----------------                              ---------------------

      Between $0 and $1 million                     Class C shares
      Between $1 million and $10 million            Class R1, R2 shares
      Over $10 million                              Class A shares

        Plan assets are determined at the time of purchase, either alone or in aggregate with other plans maintained with the MFS Funds by the same plan sponsor, and must be at the time of investment, or within a reasonable period of time, as determined by MFD in its sole discretion, within the applicable asset thresholds described above. MFS may waive or change these criteria from time to time at its discretion.

        Purchases of Class R1 shares by retirement plans other than MFS Serviced Plans or plans with respect to which MFD has entered into an administrative arrangement (these other plans being referred to as "Investment Only Plans") are generally subject to a minimum investment amount of $1 million. Class R2 shares are not available for sale to Investment Only Plans.

      QUALIFIED TUITION PROGRAMS

      Class 529A, 529B and 529C shares are only offered in conjunction with qualified tuition programs established in accordance with Section 529 of the Internal Revenue Code. Contributions to these tuition programs may be invested in the Funds' Class 529A, 529B or 529C shares. Earnings on investments in the Funds made through such tuition programs may receive favorable tax treatment under the Internal Revenue Code, as described under "Tax Considerations" above. The description of the tuition program available from an investor's financial representative contains information on policies, services and restrictions which may apply to an investor's account with a tuition program through which an investment in the Funds are made.

      INFORMATION AVAILABLE TO SHAREHOLDERS
      The Fund will make available to shareholders, upon reasonable request, information on its portfolio holdings and capital gain and loss positions in accordance with its operating policies concerning the release of such information, which may be changed at any time at the discretion of the Fund without notice to shareholders.

X     DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

      The Trust's Declaration of Trust permits the Trust's Board of Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of each series, to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Trust has reserved the right to create and issue additional series and classes of shares and to classify or reclassify outstanding shares. Each share of each class represents an equal proportionate interest in the Fund with each other share of that class. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series).

        Each shareholder of the Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of all series of the Trust generally will vote together on all matters except when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by series or class. Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of shares representing two-thirds of the voting power of the outstanding shares of the Trust.

        Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust.

        The Trust, or any series or class of the Trust, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized (either at a meeting or by written consent) by shareholders representing a majority of the voting power of the Trust voting as a single class or of the affected series or class. The Trust, or any series or class, may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. Any series of the Trust, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. If not so terminated, the Trust will continue indefinitely.

        The Trustees may cause a shareholder's shares to be redeemed in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a Fund if necessary, and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of the applicable Fund (for example, in the case of a market timer). The exercise of the power granted to the Trustees under the Declaration of Trust to involuntarily redeem shares is subject to any applicable provisions under the 1940 Act or the rules adopted thereunder. The staff of the Securities and Exchange Commission takes the position that the 1940 Act prohibits involuntary redemptions; however, the staff has made exceptions in limited circumstances.

        Under the Declaration of Trust, the Fund may, in the future, convert to a master/feeder structure or a fund of funds structure without shareholder approval. In a master/feeder structure, a fund invests all of its assets in another investment company with similar investment objectives and policies. In a fund of funds structure, a fund invests all or a portion of its assets in multiple investment companies.

        The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust also maintains insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

        The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

        The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of the Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

        The Trust's Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

--------------------
PART II - APPENDIX A
--------------------

WAIVERS OF SALES CHARGES

This Appendix sets forth the various circumstances in which the initial sales charge and/or the CDSC is waived for the Funds'
share classes. Some of the following information will not apply to certain Funds, depending on which classes of shares are offered by the Funds. As used in this Appendix, the term "financial adviser" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institution having a selling, administration or another similar agreement with MFD, MFS or one of its affiliates. The Funds, MFS and their affiliates reserve the right to eliminate, modify and add waivers at any time at their discretion.

WAIVER CATEGORY                                                                                       SALES CHARGE WAIVED*
                                                                                            ---------------------------------------
                                                                                              CLASS A   CLASS A   CLASS B   CLASS C
                                                                                                FESL      CDSC      CDSC     CDSC
-----------------------------------------------------------------------------------------------------------------------------------
1.   WAIVERS  FOR  PLANS FOR WHICH MFS (OR ONE OF ITS AFFILIATES) IS RESPONSIBLE
     FOR PROVIDING PARTICIPANT RECORDKEEPING SERVICES
     ("MFS SERVICED PLANS")
-----------------------------------------------------------------------------------------------------------------------------------

     A. 401(a) PLANS AND ESP PLANS**

-----------------------------------------------------------------------------------------------------------------------------------
     o To the extent that redemption proceeds are used to pay expenses (or certain                         x         x         x
       participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees).

-----------------------------------------------------------------------------------------------------------------------------------
     o Shares purchased or redeemed representing transfers from, or transfers to, plan           x         x         x         x
       investments other than the MFS Funds.
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired pursuant to repayments by retirement plan participants of loans from      x         x         x         x
       401(a) or ESP Plans.
-----------------------------------------------------------------------------------------------------------------------------------

     o By a retirement plan which established an account with MFSC between July 1, 1996 and                          x
       December 31, 1998.

-----------------------------------------------------------------------------------------------------------------------------------
     o By a retirement plan whose sponsoring organization subscribes to the MFS Recordkeeper                         x
       Plus product and which established its account with MFSC on or after January 1, 1999
       (provided that the plan establishment paperwork is received by MFSC in good order on or after November 15, 1998 and before December 31, 2002). A plan with a pre- existing account(s) with any MFS Fund which switches to the MFS Recordkeeper Plus product will not become eligible for this waiver category.
-----------------------------------------------------------------------------------------------------------------------------------
     o Transfers from a single account maintained for a 401(a) Plan to multiple accounts                   x         x         x
       maintained by MFSC on behalf of individual participants of such Plan.
-----------------------------------------------------------------------------------------------------------------------------------
     B. OTHER PLAN WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------
     o All MFS Serviced Plans.                                                                                                 x
-----------------------------------------------------------------------------------------------------------------------------------
     o Transfers due to the eligibility of an MFS Serviced Plan to move its investment into a    x         x         x         x
       new share class because its Plan asset size has met certain eligibility criteria established from time to time by MFD.
-----------------------------------------------------------------------------------------------------------------------------------
     o Transfer to rollover IRA from an MFS Serviced Plan.                                       x                             x
-----------------------------------------------------------------------------------------------------------------------------------

 * Includes  corresponding Class 529A, 529B, and 529C shares where applicable. Note that Class 529A shares do not have a CDSC.
** A 403(b) employer sponsored plan.

-----------------------------------------------------------------------------------------------------------------------------------
     o Reinvestment of Redemption Proceeds from Class B Shares                                   x         x

         > Shares acquired by a retirement plan whose account application was received by
           MFD on or prior to March 30, 2001 where the purchase represents the immediate reinvestment of proceeds from the plan's redemption of its Class B shares of the
           MFS Funds and is equal to or exceeds $500,000, either alone or in aggregate with the current market value of the plan's existing Class A shares; or

         > Shares acquired by a retirement plan whose account application was received by
           MFD on or after April 2, 2001 and before December 31, 2002 where the purchase represents the immediate reinvestment of proceeds from the plan's redemption of its Class B shares of the MFS Funds and is equal to or exceeds $1,000,000, either alone or in aggregate with current market value of the plan's existing Class A shares.

-----------------------------------------------------------------------------------------------------------------------------------
2.   WAIVERS FOR NON-MFS SERVICED PLANS ("TA PLANS")
-----------------------------------------------------------------------------------------------------------------------------------
     A. 401(a) PLANS AND ESP PLANS
-----------------------------------------------------------------------------------------------------------------------------------
     o Where the retirement plan and/or sponsoring organization demonstrates to the              x         x
       satisfaction of, and certifies to, MFSC that the retirement plan (or multiple plans maintained by the same plan sponsor) has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more (applies only when the certification was received by MFSC on or prior to March
       30, 2001) or $1,000,000 or more (applies only when the certification is received by
       MFSC on or after April 2, 2001), invested in shares of any class or classes of the MFS
       Funds and aggregate assets of at least $10 million; provided, however, that the CDSC will not be waived (i.e., it will be imposed) (a) with respect to plans which establish an account with MFSC on or after November 1, 1997, in the event that the plan makes a complete redemption of all of its shares in the MFS Family of Funds, or
       (b) with respect to plans which establish an account with MFSC prior to November 1,
       1997, in the event that there is a change in law or regulations which result in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with any other entity.
-----------------------------------------------------------------------------------------------------------------------------------
3.   WAIVERS FOR BOTH MFS SERVICED AND TA PLANS
-----------------------------------------------------------------------------------------------------------------------------------
     A. BENEFIT RESPONSIVE WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------
     o Death, disability or retirement of 401(a) or ESP Plan participant, or death or                      x         x         x
       disability of IRA owner, SRO Plan Participant or SAR-SEP Plan Participant.
-----------------------------------------------------------------------------------------------------------------------------------
     o Eligible participant distributions, such as distributions due to death, disability,                 x         x         x
       financial hardship, retirement and termination of employment from nonqualified deferred compensation plans.
-----------------------------------------------------------------------------------------------------------------------------------
     o Loan from 401(a) or ESP Plan.                                                                       x         x         x
-----------------------------------------------------------------------------------------------------------------------------------
     o Financial hardship (as defined in Treasury Regulation Section 1.401(k)-l(d)(2), as                  x         x         x
       amended from time to time) for 401(a) Plans and ESP Plans.
-----------------------------------------------------------------------------------------------------------------------------------

     o Termination of employment of 401(a) or ESP Plan participant (excluding, however, a                  x         x         x
       termination of the Plan).

-----------------------------------------------------------------------------------------------------------------------------------
     o Tax-free return of excess 401(a) Plan, ESP Plan or IRA contributions.                               x         x         x
-----------------------------------------------------------------------------------------------------------------------------------
     o Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of              x         x         x
       the MFS Funds for more than 10 years from the later to occur of (i) January 1, 1993 or
       (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the
       MFS Funds. The sales charges will be waived in the case of a redemption of all of the
       401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or
       ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the
       MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS
       Funds, in which case the sales charges will not be waived.
-----------------------------------------------------------------------------------------------------------------------------------

     o Distributions made on or after the IRA owner, ESP participant, SRO Plan participant or              x
       401(a) Plan participant has attained the age of 591/2 years old.
-----------------------------------------------------------------------------------------------------------------------------------
     o Certain involuntary redemptions and redemptions in connection with certain automatic                x         x         x
       withdrawals from a 401(a) Plan.
-----------------------------------------------------------------------------------------------------------------------------------
     o Distributions made on or after the IRA owner or the 401(a), ESP, SRO or SAR-SEP Plan                x         x         x
       participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under Code rules.

-----------------------------------------------------------------------------------------------------------------------------------
     B. CERTAIN TRANSFERS OF REGISTRATION
-----------------------------------------------------------------------------------------------------------------------------------
     o Transfers to an IRA rollover account where any sales charges with respect to the                    x         x         x
       shares being reregistered would have been waived had they been redeemed.
-----------------------------------------------------------------------------------------------------------------------------------
     C. ADMINISTRATIVE SERVICE ARRANGEMENTS
-----------------------------------------------------------------------------------------------------------------------------------

     o Shares acquired by retirement plans or trust accounts whose third party administrators    x         x
       or financial advisers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

-----------------------------------------------------------------------------------------------------------------------------------
     D. MFS PROTOTYPE IRAS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by an IRA owner if: (i) the purchase represents the timely rollover of    x         x
       distribution proceeds from a retirement plan or trust which is currently a party to a retirement plan recordkeeping or administrative services agreement with MFD or one of its affiliates and (ii) such distribution proceeds result from the redemption of the retirement plan's Class B shares of the MFS Funds or liquidation of plan investments other than the MFS Funds for which retirement plan recordkeeping services are provided under the terms of such agreement.
-----------------------------------------------------------------------------------------------------------------------------------
4.   WAIVERS FOR 529 TUITION PROGRAMS
-----------------------------------------------------------------------------------------------------------------------------------
     A. CERTAIN SPONSORED PLANS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired on behalf of a group, association or employer sponsored plan, pursuant    x         x         x         x
       to guidelines created by MFD from time to time.
-----------------------------------------------------------------------------------------------------------------------------------
     B. INVESTMENT PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS A, B AND C SHARES
-----------------------------------------------------------------------------------------------------------------------------------
     o The initial sales charge imposed on purchases of Class 529 shares, and the CDSC           x         x         x         x
       imposed on certain redemptions of Class A, B and C shares, are waived where Class
       529A, 529B and 529C shares are acquired following the reinvestment of the proceeds of a redemption of Class A, B and C shares, respectively, of the same Fund; provided however, that any applicable CDSC liability on the Class B or C shares redeemed will carry over to the Class 529B or 529C shares acquired and for purposes of calculating the CDSC, the length of time you have owned your Class 529B or 529C shares will be measured from the date of original purchase of the Class B or C shares redeemed.
-----------------------------------------------------------------------------------------------------------------------------------
     C. ADMINISTRATIVE SERVICE ARRANGEMENTS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by 529 tuition programs whose sponsors or administrators have entered     x         x
       into an administrative services agreement with MFD or one of its affiliates to perform certain administrative or investment advisory services subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.
-----------------------------------------------------------------------------------------------------------------------------------
     D. QUALIFIED HIGHER EDUCATION EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed where the redemption proceeds are used to pay for qualified higher                  x         x         x
       education expenses, which may include tuition, fees, books, supplies, equipment and room and board (see the program description for further information on qualified higher education expenses); however the CDSC will not be waived for redemptions where the proceeds are transferred or rolled over to another tuition program.
-----------------------------------------------------------------------------------------------------------------------------------
     E. SCHOLARSHIP
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed where the account beneficiary has received a scholarship, up to the                 x         x         x
       amount of the scholarship.
-----------------------------------------------------------------------------------------------------------------------------------
     F. DEATH OF 529 PLAN BENEFICIARY
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed on account of the death of the 529 plan account beneficiary if the                            x         x
       shares were held solely for the benefit of the deceased individual.
-----------------------------------------------------------------------------------------------------------------------------------
5.   OTHER WAIVERS
-----------------------------------------------------------------------------------------------------------------------------------
     A. DIVIDEND REINVESTMENT
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired through dividend or capital gain reinvestment.                            x         x         x         x
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by automatic reinvestment of distributions of dividends and capital       x         x         x         x
       gains of any fund in the MFS Funds pursuant to the Distribution Investment Program.
-----------------------------------------------------------------------------------------------------------------------------------

     B. AFFILIATES OF AN MFS FUND/CERTAIN FINANCIAL ADVISERS

-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by officers, eligible directors, employees (including retired             x         x         x         x
       employees) and agents of MFS, Sun Life or any of their subsidiary companies.
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by trustees and retired trustees of any investment company for which      x         x         x         x
       MFD serves as distributor.
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by employees, directors, partners, officers and trustees of any           x         x         x         x
       sub-adviser to any MFS Fund.
-----------------------------------------------------------------------------------------------------------------------------------

     o Shares acquired by employees or registered representatives of financial advisers.         x         x         x         x

-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by certain family members of any such individual identified above and     x         x         x         x
       their spouses or domestic partners, and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares.
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by institutional clients of MFS or MFS Institutional Advisors, Inc.       x         x         x         x
-----------------------------------------------------------------------------------------------------------------------------------
     C. INVOLUNTARY REDEMPTIONS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's                 x         x         x
       account.
-----------------------------------------------------------------------------------------------------------------------------------
     D. BANK TRUST DEPARTMENTS AND LAW FIRMS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by certain bank trust departments or law firms acting as trustee or       x         x
       manager for trust accounts which have entered into an administrative services agreement with MFD and are acquiring such shares for the benefit of their trust account clients.
-----------------------------------------------------------------------------------------------------------------------------------
     E. INVESTMENT OF PROCEEDS FROM CERTAIN REDEMPTIONS OF CLASS I SHARES
-----------------------------------------------------------------------------------------------------------------------------------
     o The initial sales charge imposed on purchases of Class A shares and the contingent        x         x
       deferred sales charge imposed on certain redemptions of Class A shares, are waived with respect to Class A shares acquired of any of the MFS Funds through the immediate reinvestment of the proceeds of a redemption of Class I shares of any of the MFS
       Funds.
-----------------------------------------------------------------------------------------------------------------------------------
     F. SYSTEMATIC WITHDRAWAL PLAN
-----------------------------------------------------------------------------------------------------------------------------------
     o Systematic Withdrawal Plan redemptions with respect to up to 10% per year (or 15% per                         x         x
       year, in the case of accounts registered as IRAs where the redemption is made pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended) of the account value at the time of establishment.
-----------------------------------------------------------------------------------------------------------------------------------
     G. DEATH OF OWNER
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed on the account of the death of the account owner (e.g., shares                                x         x
       redeemed by the estate or any transferee of the shares from the estate) if the shares were held solely in the deceased individual's name, or for the benefit of the deceased individual.
-----------------------------------------------------------------------------------------------------------------------------------
     H. DISABILITY OF OWNER
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed on account of the disability of the account owner if shares are held                          x         x
       either solely or jointly in the disabled individual's name in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to MFSC), or shares redeemed on account of the disability of the 529 account beneficiary.
-----------------------------------------------------------------------------------------------------------------------------------
     I. WRAP ACCOUNT AND FUND "SUPERMARKET" INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by investments through certain dealers (including registered              x         x
       investment advisers and financial planners) which have established certain operational arrangements with MFD which include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund "supermarket"
       account or a similar program under with such clients pay a fee to such dealer.
-----------------------------------------------------------------------------------------------------------------------------------
     J. INSURANCE COMPANY SEPARATE ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares acquired by insurance company separate accounts.                                   x         x
-----------------------------------------------------------------------------------------------------------------------------------
     K. NO COMMISSIONS PAID
-----------------------------------------------------------------------------------------------------------------------------------
     o Shares redeemed from TA Plans or bank trust client accounts where MFS has not paid an                                   x
       up front commission with respect to the sale of the shares, provided that the TA Plan or bank trust arrangement meets certain conditions established from time to time by
       MFS.

* Includes corresponding Class 529A, 529B, and 529C shares. Note that Class 529A shares do not have a CDSC.

--------------------
PART II - APPENDIX B
--------------------


    FINANCIAL ADVISER COMMISSIONS AND CONCESSIONS
    This Appendix describes the various commissions paid and concessions made to financial advisers by MFD in connection with the sale of Fund shares. As used in this Appendix, the term "financial adviser" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institutions having a selling, administration or any similar agreement with MFD, MFS or one of its affiliates.

      These commission schedules are general in nature, and MFD may negotiate different arrangements with certain financial advisers. All payments by MFD of Rule 12b-1 fees are subject to receipt by MFD of these fees from the Funds.


    CLASS A, 529A AND J SHARES

    PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. For purchases of Class A, 529A and J shares subject to an initial sales charge, MFD reallows a portion of the initial sales charge to financial advisers, as shown in Appendix C to Part I of this SAI. The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the financial adviser reallowance, is the amount of the initial sales charge retained by MFD (as shown in Appendix C to Part I of this SAI). Because of rounding in the computation of offering price, the portion of the sales charge retained by MFD may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus.

      The following commission structure applies to all sales of Class 529A shares to employer sponsored payroll deduction 529 plans for which the Class 529A initial sales charge is waived: MFD will pay financial advisers an upfront commission equal to 0.50% of the investment in Class 529A shares. Financial advisers are eligible to receive the Funds' ongoing Rule 12b-1 service fee immediately with respect to such shares.

      PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE).

      THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL CLASS A SALES MADE PRIOR TO APRIL 2, 2001; PROVIDED, HOWEVER, THAT WITH RESPECT TO RETIREMENT PLANS FOR WHICH MFS (OR ONE OF ITS AFFILIATES) IS RESPONSIBLE FOR PROVIDING PARTICIPANT RECORDKEEPING SERVICES ("MFS SERVICED PLANS"), THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL SALES TO SUCH PLANS FOR WHICH ACCOUNT APPLICATIONS WERE RECEIVED BY MFD ON OR PRIOR TO MARCH 30, 2001. IN CERTAIN CASES, COMMISSIONS MAY NOT BE PAID OR MAY BE REDUCED.

      For purchases of Class A shares subject to a CDSC, MFD makes payments to financial advisers on new investments made through such financial advisers as follows:

    PAYMENTS
    MADE BY MFD
    TO FINANCIAL ADVISERS    CUMULATIVE PURCHASE AMOUNT
    ----------------------------------------------------------

    1.00%                    On the first $2,000,000, plus
    0.80%                    Over  $2,000,000  to  $3,000,000, plus
    0.50%                    Over  $3,000,000  to $50,000,000, plus
    0.25%                    Over $50,000,000


      Except for those employer sponsored retirement plans described below, for purposes of determining the level of commissions to be paid to financial advisers with respect to a shareholder's new investment in Class A shares purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).


      In the case of employer sponsored retirement plans whose account application or other account establishment paperwork is received in good order after December 31, 1999, purchases will be aggregated as described above but the cumulative purchase amount will not be re-set after the date of the first such purchase.


      PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE).

      THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL CLASS A SALES MADE ON OR AFTER APRIL 2, 2001; PROVIDED, HOWEVER, THAT WITH RESPECT TO MFS SERVICED PLANS, THE FOLLOWING COMMISSION STRUCTURE APPLIES TO ALL SALES TO SUCH PLANS FOR WHICH ACCOUNT APPLICATIONS ARE RECEIVED BY MFD ON OR AFTER APRIL 2, 2001. IN CERTAIN CASES, COMMISSIONS MAY NOT BE PAID OR MAY BE REDUCED.

      For purchases of Class A shares subject to a CDSC, MFD makes payments to financial advisers on new investments made through such financial advisers as follows:

    PAYMENTS
    MADE BY MFD
    TO FINANCIAL ADVISERS      CUMULATIVE PURCHASE AMOUNT
    --------------------------------------------------------------------------


    1.00%                      On the first $1,000,000 to $4,000,000, plus
    0.50%                      Over $4,000,000 to $25,000,000, plus
    0.25%                      Over $25,000,000


      Financial advisers will become eligible to receive the ongoing Rule 12b-1 service fee with respect to such shares commencing in the thirteenth month following purchase.

      For purposes of determining the level of commissions to be paid to financial advisers with respect to a shareholder's new investment in Class A shares, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a period determined by MFD in its sole discretion from time to time, with the intent being to maintain such an aggregation policy so as to avoid the placement of trades by financial advisers which are designed to maximize the commissions paid by MFD to financial advisers.


    CLASS B AND 529B SHARES

    For purchases of Class B and 529B shares, MFD will pay commissions to financial advisers of 3.75% of the purchase price of Class B and 529B shares purchased through financial advisers. MFD will also advance to financial advisers the first year service fee payable under the Fund's Distribution Plan at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a financial adviser upon the sale of Class B and 529B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

      For purchases of Class B shares by an MFS Serviced Plan which established its account with MFSC between July 1, 1996 and December 31, 1998, MFD pays an amount to financial advisers equal to 3.00% of the amount purchased through such financial advisers (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan.


      For purchases of Class B shares by an MFS Serviced Plan which established its account with MFSC between January 1, 1999 and December 31, 2002 (i.e., plan establishment paperwork is received by MFSC in good order by December 31, 2002), MFD pays no up front commissions to financial advisers, but instead pays an amount to financial advisers equal to 1% per annum of the average daily net assets of the Fund attributable to plan assets, payable at the rate of 0.25% at the end of each calendar quarter, in arrears. This commission structure is not available with respect to a plan with a pre-existing account(s) with any MFS Fund which seeks to switch to the MFS Recordkeeper Plus product.

    CLASS C AND 529C SHARES

    Except as noted below, for purchases of Class C and 529C shares, MFD will pay financial advisers 1.00% of the purchase price of Class C and 529C shares purchased through financial advisers, in which case the financial advisers will become eligible to receive the ongoing Rule 12b-1 fees commencing in the thirteenth month following purchase.

      For purchases of Class C shares by MFS Serviced Plans established on or after January 1, 2003 (i.e., plan establishment paperwork is received by MFSC in good order on or after January 1, 2003), MFD pays no up front commissions to the financial adviser, but instead pays an amount to the financial adviser up to 1% per annum of the average daily net assets of the Fund attributable to plan assets, payable quarterly.

      For purchases of Class C shares by an Alliance Plan (see definition below under Class R1 and R2 shares), MFD will pay commissions to the financial adviser under either option discussed above at the financial adviser's discretion.


    CLASS R1 AND R2 SHARES

    For purchases of Class R1 and R2 shares, the following commission/payment options are available for financial advisers:


    CLASS R1                     OPTION A      OPTION B      OPTION C
    --------                     --------      --------      --------
    o MFS Serviced Plans            x             x            N/A
    o Alliance Plans               N/A            x             x
    o Investment Only Plans        N/A            x            N/A

    CLASS R2*
    ---------
    o MFS Serviced Plans           N/A            x            N/A
    o Alliance Plans               N/A            x            N/A

    ----------
    * Not available to Investment Only Plans


    OPTION A
    --------

    PAYMENTS
    MADE BY MFD
    TO FINANCIAL ADVISERS        CUMULATIVE PURCHASE AMOUNT
    ---------------------------------------------------------------------


    1.00%                        On the first $1,000,000 to $4,000,000,
                                 plus
    0.50%                        Over $4,000,000 to $25,000,000, plus
    0.25%                        Over $25,000,000


      Financial advisers will become eligible to receive the ongoing Rule 12b-1 service fee with respect to such shares commencing in the thirteenth month following purchase.

      For purposes of determining the level of commissions to be paid to financial advisers under this option with respect to a shareholder's new investment in class R1 shares, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a period determined by MFD in its sole discretion from time to time, with the intent being to maintain such an aggregation policy so as to avoid the placement of trades by financial advisers which are designed to maximize the commissions paid by MFD to financial advisers.


    OPTION B
    --------

      Payments made by the Fund under its Rule 12b-1 plan for Class R1 or R2 shares equaling up to 0.50% per annum of the average daily net assets of the Fund attributable to the account, payable at the rate of up to 0.125% at the end of each quarter, in arrears.

    OPTION C
    --------


      Payment of 0.60% of the purchase price of Class R1 shares, in which case the financial advisers will become eligible to receive the ongoing Rule 12b-1 service fee with respect to such shares commencing in the thirteenth month following purchase.


    GENERAL
    -------

      MFS Serviced Plans are defined as retirement plans for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping service.

      Alliance Plans are defined as retirement plans with respect to which MFS (or one of its affiliates) has entered into an administrative arrangement with a third party to provide certain recordkeeping and/or administrative service.

      Investment Only Plans are defined as retirement plans which are not MFS Serviced Plans or Alliance Plans.


    ADDITIONAL FINANCIAL ADVISER COMMISSIONS/
    CONCESSIONS
    Financial advisers may receive different compensation with respect to sales of Class A, Class B, Class C, Class R1, Class R2, Class 529A, Class 529B, Class 529C and Class J shares. In addition, from time to time, MFD may pay financial advisers 100% of the applicable sales charge on sales of Class A, Class 529A and Class J shares of certain specified Funds sold by such financial adviser during a specified sales period. MFD also may make additional payments to financial advisers out of its own assets under the categories described below. These categories are not mutually exclusive, and a single financial adviser may receive payments under all four categories.

    MARKETING SUPPORT PAYMENTS
    MFD may make payments to key financial advisers that are holders or financial advisers of record for accounts in one or more of the Funds. A financial adviser's marketing support services may include business planning assistance, educating financial adviser personnel about the MFS funds and shareholder financial planning needs, placement on the financial adviser's preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the financial adviser. MFD compensates financial advisers differently depending upon, among other factors, the level and/or type of marketing support provided by the financial adviser. In addition, payments typically apply only to retail sales, and may not apply to other types of sales or assets (such as sales to retirement plans, qualified tuition programs, or fee based advisory programs). As of June 17, 2004, the financial advisers to which MFD anticipates making payments under this category are Merrill Lynch, Pierce, Fenner and Smith, Inc., Citigroup Global Markets Holdings, Inc., UBS Financial Services, Inc., A.G. Edwards & Co., American Express Financial Advisors, Wachovia Securities, ING Network, Cuna Brokerage Services, H.D. Vest, Commonwealth Financial Network, RBC Dain Rauscher, Citicorp Investment Services and Securities America, Inc. (and such firm's respective affiliates). Any additions, modifications or deletions to the financial advisers identified in the previous sentence that have occured since that date are not reflected. Effective June 17, 2004, in the case of any one financial adviser, marketing support payments, with certain limited exceptions, will not exceed the sum of 0.10% of that financial adviser's total sales of MFS's retail mutual funds, and 0.05% of the total assets attributable to that financial adviser, on an annual basis. In addition, marketing support payments are made under an existing agreement with Linsco/Private Ledger Corp. ("LPL"). Marketing support payments under this agreement are not subject to the above limitations, but will not exceed 0.15% of the average total MFS Fund net assets attributable to brokerage accounts held with LPL, on an annual basis.

    PROGRAM SERVICING PAYMENTS
    MFD also may make payments to certain financial advisers that sell MFS
    Fund shares through programs such as retirement plans or qualified tuition programs. A financial adviser may perform program services itself or may arrange with a third party to perform program services. In addition to participant recordkeeping, reporting, or transaction processing, retirement program services may include services rendered to a plan in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. Qualified tuition program services may include services related to administration of the program (such as plan level compliance, audit, account reconciliation, etc.), or participant recordkeeping, reporting and processing. Payments generally will not exceed 0.25% of the total assets in the program, on an annual basis.

    PROCESSING SUPPORT PAYMENTS
    MFD also may make payments to certain financial advisers that sell MFS
    Fund shares to help offset their costs associated with client account maintenance support, statement preparation and transaction processing. The types of payments that MFD may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a financial adviser, payment of networking fees of up to $6 per shareholder account maintained on certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial adviser's mutual fund trading system.

    OTHER CASH PAYMENTS
    From time to time, MFD, at its expense, may provide additional compensation to financial advisers which sell or arrange for the sale of shares of the Fund. Such compensation provided by MFD may include financial assistance to financial advisers that enable MFD to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial adviser- sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD. MFD makes payments for entertainment events it deems appropriate, subject to MFD guidelines and applicable law. These payments may vary depending upon the nature of the event.

      You can ask your financial adviser for information about any payments it receives from MFD and any services provided.

--------------------
PART II - APPENDIX C
--------------------

    INVESTMENT TECHNIQUES, PRACTICES AND RISKS
    Set forth below is a description of investment techniques and practices which the MFS Funds may generally use in pursuing their investment objectives and investment policies, and the risks associated with these investment techniques and practices.

    INVESTMENT TECHNIQUES AND PRACTICES
    DEBT SECURITIES
    To the extent the Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. The Fund's investments in debt securities with longer terms to maturity are subject to greater volatility than the Fund's shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

    ASSET-BACKED SECURITIES: The Fund may purchase the following types of asset-backed securities:

      COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH
    SECURITIES: The Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

      Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting of interest payments or principal payments.

      The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

      CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

      Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

      MORTGAGE PASS-THROUGH SECURITIES: The Fund may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Fund may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the Fund may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.


      Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association
    (GNMA)); or guaranteed by agencies or instrumentalities of the U.S. Government of a U.S. Government sponsored enterprise, but not the full faith and credit of the U.S. Government (such as the Federal National Mortgage Association "Fannie Mae") or the Federal Home Loan Mortgage Corporation, ("Freddie Mac") which are backed only by the credit of a U.S. Government agency or instrumentality or a U.S. Government sponsored enterprise (see "U.S. Government Securities" below). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.


      Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.


      The principal U.S. governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration (FHA) insured or Veterans Administration (VA) guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

      Mortgage pass-through securities backed by U.S. Government sponsored enterprises (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include those issued by Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/ servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment by Fannie Mae of principal and interest.

      Freddie Mac is also a government-sponsored corporation owned by private stockholders. Freddie Mac issues Participation Certificates (PCs) which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for Freddie Mac's national portfolio. Freddie Mac guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

      See "U.S. Government Securities" for a description of the increased credit risk associated with investments in securities issued by U.S. Government sponsored enterprises such as Fannie Mae and Freddie Mac (as opposed to those backed by the full faith and credit of the U.S. Government.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may also buy mortgage-related securities without insurance or guarantees.


      STRIPPED MORTGAGE-BACKED SECURITIES: The Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

      SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "I0" class) while the other class will receive all of the principal (the principal-only or "P0" class). The yield to maturity on an I0 is extremely sensitive to the rate of principal payments, including prepayments on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

      CORPORATE SECURITIES: The Fund may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. Investment in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer's equity securities. The Fund may also invest in debt securities that are accompanied by warrants which are convertible into the issuer's equity securities, which have similar characteristics. See "Equity Securities" below for a fuller description of convertible securities.

      The Fund may invest in debt and convertible securities rated at least Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities. See Appendix D for a description of bond ratings. Securities rated Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities. The Fund may also invest in lower rated bonds, as described under "Lower Rated Bonds" below.

      LOANS AND OTHER DIRECT INDEBTEDNESS: The Fund may purchase loans and other direct indebtedness. In purchasing a loan, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

      These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the Fund would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which the Fund would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary. The Fund may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

      Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.

      The Fund's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which the Fund will purchase, the Adviser will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As the Fund may be required to rely upon another lending institution to collect and pass onto the Fund amounts payable with respect to the loan and to enforce the Fund's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. In such cases, the Fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan for purposes of compliance with applicable law pertaining to the diversification of the Fund's portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

      LOWER RATED BONDS: The Fund may invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities (commonly known as "junk bonds"). See Appendix D for a description of bond ratings. No minimum rating standard is required by the Fund, and the Fund may rely on the rating of any recognized rating agency in the case of securities that receive different ratings from different agencies. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

      While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Fund's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. Where a Fund focuses on lower rated securities, it will not be required to dispose of a lower rated security that subsequently receives a higher rating from a credit rating agency. To the extent a Fund invests in these lower rated securities, the achievement of its investment objectives may be more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds.

      MUNICIPAL BONDS: The Fund may invest in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. The Fund may invest in Municipal Bonds whose issuers pay interest on the Bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities.

      If a revenue bond is secured by payments generated from a project, and the revenue bond is also secured by a lien on the real estate comprising the project, foreclosure by the indenture trustee on the lien for the benefit of the bondholders creates additional risks associated with owning real estate, including environmental risks.

      Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

      Electric utilities face problems in financing large construction programs in inflationary periods, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

      Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

      The Fund may invest in municipal lease securities. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of municipal lease securities, both within a particular classification and between classifications, depending on numerous factors.

      The Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.


      U.S. GOVERNMENT SECURITIES: The Fund may invest in U.S. Government Securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government, one of its agencies or instrumentalities, or a government sponsored enterprise. Certain U.S. Government securities in which the Fund may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the GNMA, are backed by the full faith and credit of the United States Government and ordinarily involve minimal credit risk. Other U.S. Government securities in which the Fund may invest involve increased credit risk because they are not supported by the full faith and credit of the U.S. Government but are backed only by the credit of a U.S. federal agency or government sponsored enterprise, such as the Student Loan Marketing Association (Sallie Mae), the Federal Home Loan Banks (FHLBs), Freddie Mac or Fannie Mae. Although government sponsored enterprises such as Sallie Mae, FHLBs, Freddie Mac and Fannie Mae may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.

      U.S. Government Securities also include interests in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

      VARIABLE AND FLOATING RATE OBLIGATIONS: The Fund may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Fund on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Fund through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.


      ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: The Fund may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

    EQUITY SECURITIES
    The Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

      A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises and to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying stock.

    FOREIGN SECURITIES EXPOSURE
    The Fund may invest in various types of foreign securities, or securities which provide the Fund with exposure to foreign securities or foreign currencies, as discussed below:

    BRADY BONDS: The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries including Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

    DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts. ADRs are certificates issued by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of the Fund's policy, if any, to invest a certain percentage of its assets in foreign securities, the investments of the Fund in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

      ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

    DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES: The Fund may invest in dollar- denominated foreign debt securities. Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

    EMERGING MARKETS: The Fund may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Emerging markets include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for securities, the source of its revenues and the location of its assets. Such investments entail significant risks as described below.

    o Government Actions -- Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.

    o Default; Legal Recourse -- The Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

    o Foreign Currencies -- The securities in which the Fund invests may be denominated in foreign currencies and international currency units and the Fund may invest a portion of its assets directly in foreign currencies. Accordingly, the weakening of these currencies and units against the U.S. dollar may result in a decline in the Fund's asset value.

      Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

    o Inflation -- Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

    o Liquidity; Trading Volume; Regulatory Oversight -- The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

      The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities' issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

      The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

    o Sovereign Debt -- Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There are no bankruptcy proceedings by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

      Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

      The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than dollars or non-emerging market currencies, the emerging market issuer's ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

      To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

      Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

    o Withholding -- Income from securities held by the Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. The Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

    FOREIGN SECURITIES: The Fund may invest in dollar-denominated and non dollar-denominated foreign securities. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

      Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received. The Fund's investments in foreign securities may also include "privatizations." Privatizations are situations where the government in a given country, including emerging market countries, sells part or all of its stakes in government owned or controlled enterprises. In certain countries, the ability of foreign entities to participate in privatizations may be limited by local law and the terms on which the foreign entities may be permitted to participate may be less advantageous than those afforded local investors.

    FORWARD CONTRACTS
    The Fund may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract"), for hedging purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

      A Forward Contract to sell a currency may be entered into where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire.

      If a hedging transaction in Forward Contracts is successful, the decline in the dollar value of portfolio securities or the increase in the dollar cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Fund does not presently intend to hold Forward Contracts entered into until the value date, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Fund's profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.

      The Fund will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, the Fund may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Fund may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

      The Fund will profit if the anticipated movements in foreign currency exchange rates occur, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

      The use by the Fund of Forward Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    FUTURES CONTRACTS
    The Fund may purchase and sell futures contracts ("Futures Contracts") on stock indices, single stocks, foreign currencies, interest rates or interest-rate related instruments, indices of foreign currencies or commodities. The Fund may also purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

      A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, foreign currency or commodity, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement month in which, in the case of the majority of commodities, interest rate and foreign currency futures contracts, the underlying commodities, fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

      The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "mark-to-market."

      Purchases or sales of stock index futures contracts are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

      Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on the Fund's current or intended investments in fixed income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's interest rate futures contracts would increase at approximately the same rate, subject to the correlation risks described below, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

      Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market in certain cases or at certain times, the use of interest rate futures contracts as a hedging technique may allow the Fund to hedge its interest rate risk without having to sell its portfolio securities.

      The Fund may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign- denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

      Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

      The use by the Fund of Futures Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    INDEXED SECURITIES
    The Fund may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Fund may also purchase indexed deposits with similar characteristics. Gold- indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the Fund to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

      The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

    INVERSE FLOATING RATE OBLIGATIONS
    The Fund may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

    INVESTMENT IN OTHER INVESTMENT COMPANIES
    The Fund may invest in other investment companies. The total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

      OPEN-END FUNDS. The Fund may invest in open-end investment companies.

      CLOSED-END FUNDS. The Fund may invest in closed-end investment companies. Such investment may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

    LENDING OF PORTFOLIO SECURITIES
    The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, an irrevocable letter of credit or United States ("U.S.") Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Fund would also receive a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

    LEVERAGING TRANSACTIONS
    The Fund may engage in the types of transactions described below, which involve "leverage" because in each case the Fund receives cash which it can invest in portfolio securities and has a future obligation to make a payment. The use of these transactions by the Fund will generally cause its net asset value to increase or decrease at a greater rate than would otherwise be the case. Any investment income or gains earned from the portfolio securities purchased with the proceeds from these transactions which is in excess of the expenses associated from these transactions can be expected to cause the value of the Fund's shares and distributions on the Fund's shares to rise more quickly than would otherwise be the case. Conversely, if the investment income or gains earned from the portfolio securities purchased with proceeds from these transactions fail to cover the expenses associated with these transactions, the value of the Fund's shares is likely to decrease more quickly than otherwise would be the case and distributions thereon will be reduced or eliminated. Hence, these transactions are speculative, involve leverage and increase the risk of owning or investing in the shares of the Fund. These transactions also increase the Fund's expenses because of interest and similar payments and administrative expenses associated with them. Unless the appreciation and income on assets purchased with proceeds from these transactions exceed the costs associated with them, the use of these transactions by a Fund would diminish the investment performance of the Fund compared with what it would have been without using these transactions.

    BANK BORROWINGS: The Fund may borrow money for investment purposes from banks and invest the proceeds in accordance with its investment objectives and policies.

    MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.

      If the income and capital gains from the Fund's investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

    REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund will sell securities and receive cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. The Fund will invest the proceeds received under a reverse repurchase agreement in accordance with its investment objective and policies.

    OPTIONS
    The Fund may invest in the following types of options, which involve the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this
    Appendix:

    OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

    Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates. The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

      Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates. The use of foreign currency options for non-hedging purposes, like the use of other types of derivatives for such purposes, presents greater profit potential but also significant risk of loss and could be considered speculative.

    OPTIONS ON FUTURES CONTRACTS: The Fund also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts") as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non- hedging purposes, subject to applicable law.

      An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

      A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund's profit or loss on the transaction.

      Options on Futures Contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or
    (ii) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or where the exercise price of the put held (ii) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.

      The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

      The Fund may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call Options on Futures Contracts rather than purchasing the underlying Futures Contracts.

    OPTIONS ON SECURITIES: The Fund may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by the Fund may be covered in the manner set forth below.

      A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
    (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. A put option written by the Fund is "covered" if the Fund owns liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

      Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the Fund owns liquid and unencumbered assets. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

      The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

      The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call option the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the- money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

      The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

      The Fund may also write combinations of put and call options on the same security, known as "straddles" with the same exercise price and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

      By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

      The Fund may also purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

      The Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

    OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is generally equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." The Fund may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio. Where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. The Fund may cover put options on stock indices by owning liquid and unencumbered assets with a value equal to the exercise price, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

      The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

      The Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

      The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

      The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

    RESET OPTIONS: In certain instances, the Fund may purchase or write options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Fund is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Fund purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

    "YIELD CURVE" OPTIONS: The Fund may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

      Yield curve options may be used for the same purposes as other options on securities. Specifically, the Fund may purchase or write such options for hedging purposes. For example, the Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Fund will be "covered". A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

    REPURCHASE AGREEMENTS
    The Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Government securities.

      The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.

    SHORT SALES
    The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

      The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay in connection with a short sale.

      Whenever the Fund engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short.

      The Fund may also make short sales "against the box," i.e., when a security identical to one owned by the Fund is borrowed and sold short. If the Fund enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

    SHORT TERM INSTRUMENTS
    The Fund may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

    SWAPS AND RELATED DERIVATIVE INSTRUMENTS

    The Fund may enter into all types of swaps such as interest rate swaps, currency swaps, total return swaps, index swaps and other types of available swap agreements, including swaps on securities, commodities and indices and other benchmarks and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by the Fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.


      Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Fund's exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Fund's investment objective and policies.

      For example, the Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund would agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty would agree to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund's portfolio, the Fund would receive payments under the swap that would offset, in whole or part, such diminution in value. The Fund may also enter into swaps to modify its exposure to particular markets or instruments, such as a currency swap between the U.S. dollar and another currency which would have the effect of increasing or decreasing the Fund's exposure to each such currency. The Fund might also enter into a swap on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities, as an alternative to purchasing such securities. Such transactions could be more efficient or less costly in certain instances than an actual purchase or sale of the securities.

      The Fund may enter into other related types of over-the-counter derivatives, such as "caps", "floors", "collars" and options on swaps, or "swaptions", for the same types of hedging or non-hedging purposes. Caps and floors are similar to swaps, except that one party pays a fee at the time the transaction is entered into and has no further payment obligations, while the other party is obligated to pay an amount equal to the amount by which a specified fixed or floating rate exceeds or is below another rate (multiplied by a notional amount). Caps and floors, therefore, are also similar to options. A collar is in effect a combination of a cap and a floor, with payments made only within or outside a specified range of prices or rates. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

      The Fund will maintain liquid and unencumbered assets to cover its current obligations under swap and other over-the-counter derivative transactions. If the Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain liquid and unencumbered assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will maintain liquid and unencumbered assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

      The most significant factor in the performance of swaps, caps, floors and collars is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness would decline, the value of the swap agreement would be likely to decline, potentially resulting in losses.

      If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty, but there can be no assurance that it will be able to do so.

      The use by the Fund of swaps and related derivative instruments also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    TEMPORARY BORROWINGS
    The Fund may borrow money for temporary purposes (e.g., to meet redemption requests or settle outstanding purchases of portfolio securities).

    TEMPORARY DEFENSIVE POSITIONS
    During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Fund may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

    "WHEN-ISSUED" SECURITIES
    The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis which means that the securities will be delivered to the Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, the Fund does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Fund will identify liquid and unencumbered assets equal to its forward delivery commitment.

    SPECIAL RISK FACTORS -- OPTIONS, FUTURES, FORWARDS, SWAPS AND OTHER DERIVATIVE TRANSACTIONS

    RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S
    PORTFOLIO: The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in derivatives, including options, Futures Contracts, Options on Futures Contracts, Forward Contracts, swaps and other types of derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. In the case of derivative instruments based on an index, the portfolio will not duplicate the components of the index, and in the case of derivative instruments on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such derivatives. The use of derivatives for "cross hedging" purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks. Consequently, the Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

      If the Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, the Fund would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Fund has a position and the portfolio securities the Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Fund enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Fund's portfolio or the intended acquisitions being hedged.

      The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets. In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

      The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

      Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Fund in connection with such transactions.

      In writing a covered call option on a security, index or futures contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Fund covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Fund may not be fully covered. As a result, the Fund could be subject to risk of loss in the event of adverse market movements.

      The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Fund's portfolio. When the Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

      Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired. In the event of the occurrence of any of the foregoing adverse market events, the Fund's overall return may be lower than if it had not engaged in the hedging transactions. Furthermore, the cost of using these techniques may make it economically infeasible for the Fund to engage in such transactions.

    RISKS OF NON-HEDGING TRANSACTIONS: The Fund may enter transactions in derivatives for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Fund will only write covered options, such that liquid and unencumbered assets necessary to satisfy an option exercise will be identified, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains. The Fund may also enter into futures, Forward Contracts or swaps for non-hedging purposes. For example, the Fund may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market. In such instances, the Fund will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments. However, transactions in futures, Forward Contracts or swaps may be leveraged, which could expose the Fund to greater risk of loss than such purchases or sales. Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Fund to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

      With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Fund with two simultaneous premiums on the same security, but involve additional risk, since the Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

    RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET: Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolio, and could result in trading losses.

      The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

      The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

    MARGIN: Because of low initial margin deposits made upon the establishment of a Futures, Forward or swap position (certain of which may require no initial margin deposits) and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Fund or decreases in the prices of securities or other assets the Fund intends to acquire. Where the Fund enters into such transactions for other than hedging purposes, the leverage entailed in the relatively low margin requirements associated with such transactions could expose the Fund to greater risk.

    POTENTIAL BANKRUPTCY OF A CLEARINGHOUSE OR BROKER: When the Fund enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Fund has effected the transaction. In that event, the Fund might not be able to recover amounts deposited as margin, or amounts owed to the Fund in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts. Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Fund could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

    POSITION LIMITS: The CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. These limitations govern the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, an exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these position limits will have any adverse impact on the strategies for hedging the portfolios of the Fund.

    RISKS OF OPTIONS ON FUTURES CONTRACTS: The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

    RISKS OF TRANSACTIONS IN FOREIGN CURRENCIES AND OVER-THE-COUNTER DERIVATIVES AND OTHER TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES:
    Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

      Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Fund to respond to such events in a timely manner.

      Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

      Unlike transactions entered into by the Fund in Futures Contracts and exchange-traded options, certain options on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain futures exchanges subject to CFTC regulation and on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

      In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, or Forward Contracts or swaps entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

      Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Fund's ability to enter into desired hedging transactions. The Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

      Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

      Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

      The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange- traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

    POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS: Pursuant to a claim of exemption filed with the CFTC on behalf of the Fund, the Fund is not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

--------------------
PART II - APPENDIX D
--------------------

                           DESCRIPTION OF BOND RATINGS

    The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                         MOODY'S INVESTORS SERVICE, INC.


    Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

    Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

    A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

    Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

    Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

    B: Obligations rated B are considered speculative and are subject to high credit risk.

    Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

    Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

    C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

    Note: Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

                         STANDARD & POOR'S RATINGS GROUP

    Issue credit ratings are based in varying degrees, on the following considerations: (1) likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

    AAA: An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

    AA: An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial obligations is very strong.

    A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    BB, B, CCC, CC, AND C: Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC: An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

    C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

    D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    Plus (+) or Minus (-): The "AA" and "CCC" ratings may be modified by the addition of a plus or minus sign to show relative standing within the applicable rating category.

    The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

    The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

    Asterisk (*): Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

    The "r" highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

    N.R.: Not rated.

    Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

    Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

                                      FITCH

    Investment Grade

    AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

    AA: Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

    A: High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

    BBB: Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

    Speculative Grade

    BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

    B: Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

    CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

    DDD, DD, D: Default. Entities rated in this category have defaulted on some or all of their obligations. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

      "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

    "NR" indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

    "Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

    Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

    A Rating Outlook indicates the direction a rating is likely to move over a one- to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as "evolving".

--------------------
PART II - APPENDIX E
--------------------

                                                         MFS FUNDS BOARD

                                      TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND


The Trustees and Officers of the Trust are listed below, together with their principal occupations during the past five years.
(Their titles may have varied during that period.) Their business address is 500 Boylston Street, Boston, MA 02116.



--------------------------------------------------------------------------------------------------------------------------------
                           POSITION(s) HELD    TRUSTEE/OFFICER                PRINCIPAL OCCUPATIONS & OTHER
NAME, DATE OF BIRTH           WITH FUND             SINCE+              DIRECTORSHIPS(2) DURING THE PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

-----------------------------------------------------------------------------------------------------------------------------------
Robert J. Manning(3)        Trustee and President   February 2004        Massachusetts Financial Services Company, Chief Executive
(born 10/20/63)                                                          Officer, President, Chief Investment Officer and Director
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

Robert C. Pozen(3)          Trustee                 February 2004        Massachusetts Company, Chairman Financial Services (since
(born 08/08/46)                                                          February 2004); Harvard Law School (education), John Olin
                                                                         Visiting Professor (since July 2002); Secretary of
                                                                         Economic Affairs, The Commonwealth of Massachusetts
                                                                         (January 2002 to December 2002); Fidelity Investments,
                                                                         Vice Chairman (June 2000 to December 2001); Fidelity
                                                                         Management & Research Company (investment adviser),
                                                                         President (March 1997 to July 2001); The Bank of New York
                                                                         (financial services), Director; Bell Canada Enterprises
                                                                         (telecommunications), Director; Telesat (satellite
                                                                         communications), Director

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

-----------------------------------------------------------------------------------------------------------------------------------

J. Atwood Ives              Trustee and Chair of    February 1992        Private investor; KeySpan Corporation (energy related
(born 05/01/36)             Trustees                                     services), Director; Eastern Enterprises (diversified
                                                                         services company), Chairman, Trustee and Chief Executive
                                                                         Officer (until November 2000)

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

Lawrence H. Cohn, M.D.      Trustee                 August 1993          Brigham and Women's Hospital, Chief of Cardiac Surgery;
(born 03/11/37)                                                          Harvard Medical School, Professor of Surgery

-----------------------------------------------------------------------------------------------------------------------------------
David H. Gunning            Trustee                 January 2004         Cleveland-Cliffs Inc. (mining products and service
(born 05/30/42)                                                          provider), Vice Chairman/ Director (since April 2001);
                                                                         Encinitos Ventures (private investment company), Principal
                                                                         (1997 to April 2001); Lincoln Electric Holdings, Inc.
                                                                         (welding equipment manufacturer), Director; Southwest Gas
                                                                         Corporation (natural gas distribution company), Director
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
William R. Gutow            Trustee                 December 1993        Private investor and real estate consultant; Capitol
(born 09/27/41)                                                          Entertainment Management Company (video franchise), Vice
                                                                         Chairman

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Amy B. Lane                 Trustee                 January 2004         Retired; Merrill Lynch & Co., Inc., Managing Director,
(born 02/08/53)                                                          Investment Banking Group (1997 to February 2001); Borders
                                                                         Group, Inc. (book and music retailer), Director; Federal
                                                                         Realty Investment Trust (real estate investment trust),
                                                                         Trustee
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Lawrence T. Perera          Trustee                 July 1981            Hemenway & Barnes (attorneys), Partner
(born 06/23/35)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
William J. Poorvu           Trustee                 August 1982          Private investor; Harvard University Graduate School of
(born 04/10/35)                                                          Business Administration, Class of 1961 Adjunct Professor
                                                                         in Entrepreneurship Emeritus; CBL & Associates Properties,
                                                                         Inc. (real estate investment trust), Director
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
J. Dale Sherratt            Trustee                 August 1993          Insight Resources, Inc. (acquisition planning
(born 09/23/38)                                                          specialists), President; Wellfleet Investments (investor
                                                                         in health care companies), Managing General Partner (since
                                                                         1993); Cambridge Nutraceuticals (professional nutritional
                                                                         products), Chief Executive Officer (until May 2001)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Elaine R. Smith             Trustee                 February 1992        Independent health care industry consultant
(born 04/25/46)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

Ward Smith                  Trustee                 October 1992         Private investor
(born 09/13/30)

-----------------------------------------------------------------------------------------------------------------------------------

OFFICERS

-----------------------------------------------------------------------------------------------------------------------------------
Robert J. Manning(3)        President and Trustee   February 2004        Massachusetts Financial Services Company, Chief Executive
(born 10/20/63)                                                          Officer, President, Chief Investment Officer and Director
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
James R. Bordewick, Jr.(3)  Assistant Secretary and September 1990       Massachusetts Financial Services Company, Senior Vice
(born 03/06/59)             Assistant Clerk                              President and Associate General Counsel
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Stephanie A. DeSisto(3)     Assistant Treasurer     May 2003             Massachusetts Financial Services Company, Vice President
(born 10/01/53)                                                          (since April 2003); Brown Brothers Harriman& Co., Senior
                                                                         Vice President (November 2002 to April 2003); ING Groep
                                                                         N.V./Aeltus Investment Management, Senior Vice President
                                                                         (prior to November 2002)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Robert R. Flaherty(3)       Assistant Treasurer     August 2000          Massachusetts Financial Services Company, Vice President
(born 09/18/63)                                                          (since August 2000); UAM Fund Services, Senior Vice
                                                                         President (prior to August 2000)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

Richard M. Hisey(3)         Treasurer               August 2002          Massachusetts Financial Services Company, Senior Vice
(born 08/29/58)                                                          President (since July 2002); The Bank of New York, Senior
                                                                         Vice President (September 2000 to July 2002); Lexington
                                                                         Global Asset Managers, Inc., Executive Vice President and
                                                                         Chief Financial Officer (prior to September 2000);
                                                                         Lexington Funds, Chief Financial Officer (prior to
                                                                         September 2000)

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Ellen Moynihan(3)           Assistant Treasurer     April 1997           Massachusetts Financial Services Company, Vice President
(born 11/13/57)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

Frank L. Tarantino          Independent Chief       June 2004            CRA Business Strategies Group (consulting services),
(born 03/07/44)             Compliance Officer                           Executive Vice President (April 2003 to June 2004); David
                                                                         L. Babson & Co. (investment adviser), Managing Director,
                                                                         Chief Administrative Officer and Director (February 1997
                                                                         to March 2003)

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
James O. Yost(3)            Assistant Treasurer     September 1990       Massachusetts Financial Services Company, Senior Vice
(born 06/12/60)                                                          President
-----------------------------------------------------------------------------------------------------------------------------------

(1) Date first appointed to serve as Trustee/Officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.

(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").

(3) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the series/the fund. The address of MFS is 500 Boylston Street,
    Boston, Massachusetts 02116.


The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. The Trust will hold a shareholders' meeting in 2005 and at least once every 5 years thereafter to elect Trustees. Each
Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.


--------------------
PART II - APPENDIX F
--------------------

    INVESTMENT RESTRICTIONS

    The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Fund.

    As fundamental investment restrictions, the Fund may not:

        (1) borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940, as amended (the "1940 Act") and exemptive orders granted under such Act;

        (2) underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

        (3) issue any senior securities except to the extent not probibited by the 1940 Act and exemptive orders granted under such Act; for purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

        (4) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; and

        (5) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business; the Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

                                   * * * * * *

    FOR THE MFS CASH RESERVE FUND, MFS GOVERNMENT MONEY MARKET FUND AND THE MFS MONEY MARKET FUND:

        (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that this restriction shall not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies.

    FOR THE MFS HIGH INCOME FUND:

        (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund may invest up to 40% of the value of its assets in each of the electric utility and telephone industries.

    FOR THE MFS UTILITIES FUND:

        (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund will invest at least 25% of its total assets in the utilities industry.

    FOR ALL OTHER FUNDS:

            (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

                                   * * * * * *

    IN ADDITION, THE FUNDS HAVE ADOPTED THE FOLLOWING NON-FUNDAMENTAL POLICIES, WHICH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

    FOR THE MFS GOVERNMENT MORTGAGE FUND:

    The Fund will not:

        (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities; repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities; securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 15% limitation; and

        (2) invest in any security other than (i) Government securities and related options, futures, options on futures and repurchase agreements, and (ii) securities of other investment companies, to the extent not prohibited by the 1940 Act, and exemptive orders granted under such Act, all of whose assets will be invested in Government securities and related options, futures, options on futures and repurchase agreements.

    FOR THE MFS CASH RESERVE FUND, MFS GOVERNMENT MONEY MARKET FUND AND THE MFS MONEY MARKET FUND:

    The Fund will not:

        (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 10% of the Fund's net assets (taken at market value) would be invested in such securities; repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities; securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 10% limitation.

    FOR ALL OTHER FUNDS:

    The Fund will not:

        (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933 but are determined to be liquid by the Trust's Board of Trustees (or its delegee) will not be subject to this 15% limitation.

                                   * * * * * *

    FOR ALL FUNDS:

    Except for investment restriction no. 1 and the Fund's non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Fund's non-fundamental policy on illiquid investments, the Fund will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

--------------------
PART II - APPENDIX G
--------------------

    PROXY VOTING POLICIES AND PROCEDURES SEPTEMBER 17, 2003 Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies included within the MFS Family of Funds (the "MFS Funds").

    These policies and procedures include:

            A. Voting Guidelines;
            B. Administrative Procedures;
            C. Monitoring System;
            D. Records Retention; and
            E. Reports.


    These proxy voting policies and procedures do not apply to MFS Union Standard Equity Fund ("UNE"). The proxy voting policies and procedures that apply to UNE are set forth on page G-6.

    A. VOTING GUIDELINES


    1. GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

    MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

    MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the guiding principle that all votes made by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, which are set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion to vote these items in accordance with this guiding principle. These underlying guidelines are simply that -- guidelines. Each proxy item is considered on a case-by-case basis, in light of all relevant facts and circumstances, and there may be instances in which MFS may vote proxies in a manner different from these guidelines.

    As a general matter, MFS maintains a consistent voting position with respect to similar proxy proposals made by various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to the different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long- term economic interests of MFS' clients.

    From time to time, MFS receives comments on these guidelines and regarding particular voting issues from its clients. Those comments are reviewed and considered periodically, and these guidelines are reviewed each year with MFS Equity Research Department management, the MFS Proxy Review Group and the MFS Proxy Consultant and are revised as appropriate.

    These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. MFS shall be mindful of any and all potential material conflicts of interest that could arise in the voting of these proxies, shall identify, analyze, document and report on any such potential conflicts, and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting on all potential conflicts of interest.

    2. MFS' POLICY ON SPECIFIC ISSUES

    NON-SALARY COMPENSATION PROGRAMS

    Managements have become increasingly creative and generous with compensation programs involving common stock. The original stock option plans, which called for the optionee to pay the money to exercise the option, are now embellished with no risk benefits such as stock appreciation rights, the use of unexercised options to "buy" stock, and restricted stock at bargain prices.

    Stock option plans are supposed to reward results rather than tenure, so the use of restricted stock at bargain prices is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold.

    MFS votes against option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of restricted stock at deep discounts to fair market value. MFS generally votes against stock option plans that involve stock appreciation rights or the use of unexercised options to "buy" stock.

    MFS opposes plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%.

    MFS votes in favor of stock option plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option plans for employees. Stock option plans that include options for consultants and other third parties not involved in the management of the company generally are opposed by MFS.

    "GOLDEN PARACHUTES"

    From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of any severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain percentage of such officer's annual compensation. When put to a vote, MFS votes against very large golden parachutes.

    ANTI-TAKEOVER MEASURES

    In general, MFS votes against any measure that inhibits capital appreciation in a stock, including a possible takeover and any proposal that protects management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to board classification and super-majority requirements.

    REINCORPORATION AND REORGANIZATION PROPOSALS

    When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

    DILUTION

    There are many reasons for issuance of stock and most are legitimate. As noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

    CONFIDENTIAL VOTING

    MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

    INDEPENDENCE OF BOARDS OF DIRECTORS AND COMMITTEES THEREOF

    While MFS acknowledges the potential benefits of a company's inclusion of directors who are "independent" from management, MFS generally opposes shareholder proposals that would require that a majority (or a "super-majority") of a company's board be comprised of "independent" directors. Such proposals could inappropriately reduce a company's ability to engage in certain types of transactions, could result in the exclusion of talented directors who are not deemed "independent", or could result in the unnecessary addition of additional "independent" directors to a company's board. However, in view of the special role and responsibilities of various committees of a board of directors, MFS supports proposals that would require that the Audit, Nominating and Compensation Committees be comprised entirely of directors who are deemed "independent" of the company.

    INDEPENDENT AUDITORS

    Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of any non-audit services (unless approved in advance by the full board) whereas other proposals would cap non-audit fees so that such fees do not exceed a certain percentage of the audit fees. MFS supports such shareholder proposals that would cap non-audit fees at an amount deemed to be not excessive.

    BEST PRACTICES STANDARDS

    Best practices standards are rapidly evolving in the corporate governance areas as a result of recent corporate failures, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these changes. However, many issuers are not publicly registered, are not subject to these enhanced listing standards or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that -- within the circumstances of the environment within which the issuers operate -- the proposal is consistent with the best long-term economic interests of our clients.

    FOREIGN ISSUERS - SHARE BLOCKING

    In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with these policies and procedures.

    SOCIAL ISSUES

    There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to report on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

    The laws of various states may regulate how the interests of certain clients subject to those laws are voted. For example, the General Laws of The Commonwealth of Massachusetts prohibit the investment of state funds, including retirement system assets, in the following types of investments:
    (i) financial institutions which directly or through any subsidiary have outstanding loans to any individual or corporation engaged in manufacturing, distribution or sale of firearms, munitions, rubber or plastic bullets, tear gas, armored vehicles or military aircraft for use or deployment in any activity in Northern Ireland; or (ii) any stocks, securities or obligations of any company so engaged.

    Because of these statutory restrictions, it is necessary when voting proxies for securities held in Massachusetts public pension accounts to support the purpose of this legislation. Thus, on issues relating to these or similar state law questions, it may be necessary to cast ballots differently for these portfolios than MFS might normally do for other accounts.

    B. ADMINISTRATIVE PROCEDURES

    1. MFS PROXY REVIEW GROUP

    The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS' Proxy Consultant. The MFS Proxy Review Group:

      a. Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;

      b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and (ii) votes not clearly governed by these guidelines; and

      c. Considers special proxy issues as they may arise from time to time.

    The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

    2. POTENTIAL CONFLICTS OF INTEREST

    The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these responsibilities.

    In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where
    (i) MFS is considering overriding these policies and guidelines, or (ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

      a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares,
        (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

      b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

      c. If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

      d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests.

    The MFS Proxy Review Group is responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated as necessary, but no less frequently than quarterly.

    3. GATHERING PROXIES

    Nearly all proxies received by MFS originate at Automatic Data Processing Corp. ("ADP"). ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. Each client's custodian is responsible for forwarding all proxy solicitation materials to MFS (except in the case of certain institutional clients for which MFS does not vote proxies). This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, and proxy statements, the issuer's explanation of the items to be voted upon.

    MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS' Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group and most proxies can be voted electronically. In addition to receiving the hard copies of materials relating to meetings of shareholders of issuers whose securities are held by the Funds and/or clients, the ballots and proxy statements can be printed from the Proxy Administrator's system and forwarded for review.

    4. ANALYZING PROXIES

    After input into the Proxy Administrator system, proxies which are deemed to be completely routine (e.g., those involving only uncontested elections of directors, appointments of auditors, and/or employee stock purchase plans)(1) are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. Proxies that pertain only to merger and acquisition proposals are forwarded initially to an appropriate MFS portfolio manager or research analyst for his or her recommendation. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.(2)

    ----------
    (1) Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, there is an expanded list of items that are deemed routine (and therefore automatically voted in favor) for foreign issuers, including the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) the discharge of management and supervisory boards; and
        (v) approval of share repurchase programs.

    (2) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group will determine the vote in what MFS believes to be the best long-term economic interests of its clients.

    Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under "Voting Guidelines," and all other relevant materials. His or her recommendation as to how each proxy proposal should be voted is indicated on copies of proxy cards, including his or her rationale on significant items. These cards are then forwarded to the MFS Proxy Review Group.

    As a general matter, portfolio managers and investment analysts are consulted and involved in developing MFS' substantive proxy voting guidelines, but have little or no involvement in or knowledge of proxy proposals or voting positions taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize or remove the potential that proxy solicitors, issuers, and third parties might attempt to exert influence on the vote or might create a conflict of interest that is not in what MFS believes to be the best long-term economic interests of our clients. In limited, specific instances (e.g., mergers), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. The MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

    As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be examined, explained and reported in accordance with the procedures set forth in these policies.

    5. VOTING PROXIES

    After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

    C. MONITORING SYSTEM

    It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

    When the Proxy Administrator's system "tickler" shows that the date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

    D. RECORDS RETENTION

    MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for a period of six years. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained for six years.

    E. REPORTS

    MFS FUNDS

    Periodically, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a listing of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

    ALL MFS ADVISORY CLIENTS

    At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

    Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.


                                 *    *    *    *

                     UNE PROXY VOTING POLICIES AND PROCEDURES

    UNE invests principally in union and labor sensitive companies, and has retained JMR Financial, Inc. ("JMR") to vote proxies on its behalf. In fulfilling its duties, JMR votes proxies in accordance with proxy voting guidelines based on those established by the AFL-CIO. The AFL-CIO Proxy Voting Guidelines have been developed by the AFL-CIO to serve as a guide for Taft-Hartley and union benefit fund trustees in meeting their fiduciary duties as outlined in the Employee Retirement Income Security Act of 1974 and subsequent Department of Labor policy statements. A summary of the JMR Proxy Voting Guidelines is set forth below, and the Guidelines can be reviewed in their entirety at www.jmr-financial.com/MFS.

                                   INTRODUCTION

    These Proxy Voting Guidelines address a broad range of issues, including the Election of Directors, Stock Options, Executive Compensation, and Changes in Control.

    JMR holds the position that all votes should be reviewed on a company-by-company basis and that no issue should be considered routine. It is our resolve that each issue will be evaluated in the context of the company under examination and will be subject to an analysis of the economic impact an issue may have on long-term shareholder value. We will assess the short-term and long-term impact of a vote, and will promote a position that is consistent with the long-term economic best interests of plan members. Our policies also take into consideration actions which promote good corporate governance through the proxy voting process. When company-specific factors are overlaid, every proxy voting decision becomes a case-by-case decision.

    For those issues not described in these Policies, JMR will use reasonable judgment, in accordance with U.S. Department of Labor Interpretative Bulletin 94-2, on a case-by-case basis.

                                AUDITOR STANDARDS
                                     AUDITORS

    JMR's policy is in accord with the requirements set forth by the Sarbanes-Oxley Act of 2002 (the "Act"). The Act states that the Audit Committee must be responsible for the appointment, compensation, and oversight of the work of the company's Auditor. The Auditor must report directly to the Audit Committee. The Audit Committee must be given the authority and funding to engage independent counsel and other advisors. That withstanding, this policy is that only shareholders should have the express right to select an external Auditor.

    In addition to the Act's stated "Prohibited Non-Audit Services," we closely examine those instances when the Auditor earns fees for professional services other than those rendered in connection with the audit of the company's annual (10-K) and quarterly (10-Q) financial statements. We hold that the Audit Committee should be aware of all other consulting services that the external Auditor performs for the company. We believe that the less involved company management is in the hiring and oversight of the external Auditor, the less likely it is that management can influence or impede the Auditor's independence.

    To minimize management's influence on the external Auditor, we recommend that additional disclosures of supplemental services provided to the company by external Auditors should be required. Such disclosures should include the percentage of total costs that are associated with audit, tax and other consulting services (contract internal audit, business assurance, etc.) provided by the external Auditor.

    It follows that where Auditors have been complacent in their responsibilities or where, in the previous year, the previous Auditor was replaced for adhering to strict accounting practices, the voting fiduciary should vote against the incoming Auditor.

    This policy is against proposals to ratify the acts of Auditors for the previous financial year. A vote in favor of such proposals could waive shareholders' rights to take legal action against the Auditors unless they are found to have withheld information from shareholders or provided false or misleading information to them at or before the annual meeting. It is not in shareholders' interest to surrender a legal right that they may, in a rare case, wish to exercise.

                                BOARD OF DIRECTORS
                              ELECTION OF DIRECTORS

    The Election of Directors usually occurs under two circumstances: uncontested elections and contested elections. While greater scrutiny must be paid to those situations where a change of control is proposed in the context of a contested election for the Board of Directors, particular attention must always be paid to the qualifications and performance of Directors as well as their ability to critically focus on the management of the company.

    As a general policy, the following factors should always be taken into consideration:

      o Qualifications of Individual Directors including industry expertise, financial and venture capital experience, strategic contacts and connections, time spent working with companies of similar size or at similar stages in the growth curve, and so on;

      o The company's performance relative to its peer group and the market indices against which the company is measured;

      o The independence of the Directors (as is more fully described in the Policies, below);

      o The Board's overall management of the company focuses on whether it is effectively serving the best interests of the company's shareholders;

      o Company management's track record;

      o The attendance records of Directors, which should not fall below 75 percent;

      o The competing time commitments that are faced when Director candidates serve on multiple boards. The ability of a Director to devote the time required to be a responsible and contributing member of the Board is lessened when that Director serves on multiple company Boards. With respect to Directorships of major corporations, it would be extraordinary for an individual who is spending his or her full time doing Board work to be an effective contributor on more than two additional large company boards;

      o Chapter 7 bankruptcy, Securities and Exchange Commission violations, and criminal offenses by an individual Director;

      o The views of employee and shareholder groups with respect to particular circumstances at a company;

      o What each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

      o Whether the company's Chief Executive Officer ("CEO") is also the Chairman of the Board.

                              INDEPENDENT DIRECTORS

    This policy holds that a majority of the Board should be Independent of the company and its management. A Board consisting of a majority of Independent Directors is critical to ensure that the Board exercises good judgment in carrying out its responsibilities and duties to select and compensate management in a value-enhancing manner for shareholders. In addition, a Board consisting of a majority of Independent Directors will have the power to exercise effective oversight of top management particularly when this involves challenging management decisions and questioning management performance. Weighed against this is the fact that, in a change of control situation, inside Directors may be more responsive to the interests of the employees and the communities in which they operate, as opposed to company shareholders.

    With regard to the definition of an Independent Director, no Director qualifies as Independent unless the Director has no material relationship with the company other than the Directorship position. When assessing the materiality of a Director's relationship with the company, the issue should be considered not merely from the standpoint of the Director, but also from that of the persons or the organizations with which the Director has an affiliation.

    A director is considered NOT INDEPENDENT if he or she:

      o Is, or has been, employed by the company or an affiliate;

      o Is one of the company's paid advisors/ consultants;

      o Is, or is affiliated with a company that is, an adviser or consultant to the Company or a member of the Company's senior management;

      o Is, or is affiliated with a company that is, a significant customer or supplier;

      o Is employed by, or is affiliated with, a Foundation or University that receives grants or endowments from the company;

      o Has a personal services contract with the company;

      o Is related to a Director or Officer of the company;

      o Is an Officer of a firm on which the CEO or Chairman of the Board is also a Board member;

      o Is employed by a public company at which an Executive Officer of the company serves as a Director; or

      o Is a member of the immediate family of any person described above.

             INDEPENDENT, NOMINATING, COMPENSATION & AUDIT COMMITTEES

    This policy supports the notion that the Nominating, Compensation, and Audit Committees of the Board should consist entirely of Independent Directors. The reasoning is that 100 percent Independence is necessary for the proper functioning and oversight of these committees, which must serve as overseers of the company and its management.

                                 AUDIT COMMITTEE

    For companies with a market capitalization above $200 million, the Audit Committee should be composed of entirely Independent Directors. In addition, a Director who meets the definition of Independence mandated for all Audit Committee members, but who also holds 5% or more of the company's stock (or who is a general partner, controlling shareholder or officer of any such holder) cannot chair, or be a voting member of, the Audit Committee. We hold the position that allowing such a Director to be a non-voting committee member fairly balances the value of significant shareholder participation in Committee discussions against the risk that significant shareholders may have interests diverging from those of other shareholders.

    The Audit Committee chair should have accounting or related financial management expertise. In addition, for companies with a market capitalization above $200 million, (a) at least three members of an Audit Committee should be "financially literate" (or become so within a reasonable period of time), and (b) at least one member of the committee should have accounting expertise. This will better enable the Audit Committee to evaluate independently the information it receives, to recognize problems, to seek appropriate solutions, and to perform its job.

                              COMPENSATION COMMITTEE

    The Compensation Committee should be composed entirely of Independent Directors when the company has a market capitalization above $200 million.

                    NOMINATING/ CORPORATE GOVERNANCE COMMITTEE

    In the absence of an independent Nominating Committee, the CEO inevitably dominates the nomination process. If at the time of initial selection a Director feels heavily indebted to the CEO for his or her place on the Board, it can hinder the Director's ability to exercise effective oversight of the CEO. In addition, there is always a risk that the CEO will seek to populate the Board with individuals who are unwilling to challenge the existing management. In these situations, there is an enormous risk that the Board will not have the power it needs to carry out its activities in the best interests of shareholders. Thus, it is vital that the Nominating Committee be composed entirely of Independent Directors when the company has a market capitalization above $200 million.

                 SEPARATE OFFICES OF CHAIRMAN OF THE BOARD & CEO

    One factor that has a large direct impact on a company's financial performance is the power of the CEO relative to the Board of Directors. The CEO normally determines the agenda for Board meetings, controls what information the Directors receive, and often dominates the selection of who sits on the Board and who is a member of the Board's committees. One of the principal functions of the Board is to monitor and evaluate the performance of the CEO. When the CEO of the company is also the Chairman of the Board, his or her duty to oversee management is obviously compromised when he or she is required to monitor him or herself. This unity of power causes concern about whether having a CEO who is also the Chairman of the Board best serves the company's shareholders. In these situations, there is an enormous risk that the Board will not have the power it needs to carry out its activities in the best interests of shareholders. The principal argument in favor of a separate CEO and Chairman of the Board is that the separation enhances the ability of the Board to monitor the CEO's performance. It is assumed that Directors will feel more at ease about raising challenges to the CEO and executing their legal responsibilities for oversight if a fellow Director leads the Board. In addition, this separation guards against cases where a CEO seeks first to serve himself or herself and only secondarily the company's shareholders.

    Proposals seeking to separate the positions of Chairman and CEO should be supported. However, a company with a market capitalization below $200 million will in general have a limited group of leaders who can provide support an input necessary to create value, difficulty attracting qualified Directors, and difficulty absorbing the costs of retaining those directors. It may be appropriate in these instances for the position of CEO and Chairman of the Board to be held by the same individual for some period of time.

                                CLASSIFIED BOARDS

    Classified Boards are those that have staggered election terms for Directors. Typically, one-third of a company's Directors are elected in any given year. At issue is whether a Classified Board provides continuity and stability for companies who have implemented this anti-takeover device or whether it alternatively entrenches company. With a Classified Board structure in place, the Directors and management are in a better position to negotiate a better deal for shareholders in the event of an attempted takeover. However, critics of classified board structures argue that such systems entrench Directors and management. By eliminating the risks associated with standing for election annually, Directors lose some measure of accountability to shareholders and become aligned with management. In addition, opponents argue that a Classified Board structure hurts shareholder value by depriving shareholders of takeover premiums. If a company creates a barrier to nonconsensual takeover offers, shareholders are effectively disenfranchised. Currently, all states allow companies to classify their Boards if they have a minimum number of Directors. Most states authorize nine Directors.

    We hold the position that our proxy voting policy favoring Board Declassification can be justified. Empirical studies are inconclusive with respect to its utility as an effective tool for enhancing shareholder value. Moreover, there are indications that institutional investors are capable of rendering sound judgments about the value of offers made for a company without Director or management intervention. Though not a universal problem, staggered boards can reduce Director and manager accountability to shareholders when they are under performing.

                                   TERM LIMITS

    This policy opposes proposals to limit director terms because such limits may prohibit the service by Directors who are otherwise qualified to serve the company. In addition, the imposition of term limits would prevent, in many cases, Directors from developing a level of expertise and complete knowledge set of a firm's financial systems and internal controls. Since other guidelines serve to hold Directors to high standards, the best way to ensure a Director's qualification is to elect him or her annually.

                                DIRECTOR LIABILITY

    According to state incorporation laws in the United States, Boards have a legal responsibility for the management of a company. The downside is that Directors can face a wide range of liability claims. State jurisdictions generally agree that Directors must uphold and adhere to three basic duties vis-a-vis the companies they serve:

    The DUTY OF DILIGENCE requires that Directors make business decisions on an informed basis, and act in good faith and with an honest belief that their actions were taken to serve the best interests of the corporation.

    The DUTY OF OBEDIENCE is the requirement that Directors themselves must obey the law and that they must ensure that the corporation itself obeys the law. They must not commit what are called ultra vires acts - acts performed without the authority to commit them. In essence, Directors must confine their activities within the powers conferred by the company's corporate charter and its articles of incorporation, regulations, and by-laws.

    The DUTY OF LOYALTY requires Directors to avoid conflicts of interest. They must refrain from personal activities that either take advantage of or injure the corporation.

    Although these three duties set general legal parameters for Directors' obligations, the courts as the same time recognize that not all actions taken by Directors will benefit the corporation or in hindsight appear to have been the best course. States have therefore established what is called the BUSINESS JUDGMENT RULE, which can be invoked in liability cases as a defense when Directors are presented with claims of mismanagement or breach of care. This rule focuses on the duty of diligence surrounding the actual process of decision making and de-emphasizes the decision outcome: "the business judgment rule provides that courts should not examine the quality of the Directors" business decisions, but only the procedures followed in reaching those decisions, when determining Director liability."

    The voting fiduciary should generally weigh the need for full Director accountability against the company's need to retain qualified individuals who are willing to serve as Directors. Specifically, proposals to limit Director Liability should be opposed for:

      o breach of duty of loyalty;

      o omissions not committed in good faith or acts committed intentionally or in violation of the law;

      o acts involving unlawful purchase or redemption of stock;

      o payment of unlawful dividends; or

      o receipt of improper personal benefits.

    In addition, limiting liability for Directors when litigation is pending against the company should be opposed.

                                 INDEMNIFICATION

    Indemnification is the payment by a company of the expenses of Directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company's Directors differ from those to eliminate or reduce their liability because with indemnification Directors may still be liable for his or her acts or omissions, but the company will bear the costs for the Director's conduct.

    This policy supports indemnification proposals if the company can demonstrate the need to retain qualified Directors and not compromise their independence. We oppose indemnification when it is being proposed to insulate Directors from actions they have already taken. Generally, fiduciaries should:

    Vote against Indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence that are more serious violations of fiduciary obligations than mere carelessness.

                                   COMPENSATION
                                STOCK OPTION PLANS

    In evaluating a Stock Option Plan, we examine how the proposed plan would increase the company's total potential dilution above that from all existing plans and how this increase would impact shareholders' voting power and economic value. Our vote is based, in part, on a comparison between these company specific factors and allowable total potential dilution levels derived from the company's industry sector and market capitalization peer group within the S&P 400 Index, the S&P 500 Index and the S&P 600 Index. We also evaluate the plan's individual features such as repricing underwater stock options without shareholder approval. If these three criteria were determined to be acceptable, we would generally support including a Stock Option Plan in compensation policies for Executives and Directors as long as this plan also provides challenging performance objectives, which will motivate Executives and Directors to achieve long-term shareholder value.

    In our view, Standard Stock Options reward participants for both superior and sub-par performance in a rising market, and penalize participants during a bear market. Standard Stock Options may also be more expensive than Performance-Based Options. Therefore, this policy holds that some portion of Stock Option grants to Executives and Directors should be Performance-Based. Performance-Based Options tie compensation more closely to company performance, not to the stock market. As a result, participants in Performance-Based Stock Option Plans are rewarded only when company shareholders benefit from stock price appreciation. Premium-Priced and Performance-Vesting Options encourage Executives and Directors to set and meet ambitious but realistic performance targets. Indexed Options may have the added benefit of discouraging repricing in the event of an industry downturn. In addition, when Stock Options are Performance-Based they generally are not subject to the limits contained in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which caps income tax deductions for Executive salaries at $1 million. To ensure the full-tax deductibility of Executive pay, companies now tend to pay amounts in excess of $1 million to Executives in the form of incentive-based pay such as stock or stock options.

    Performance-Based Stock Options are defined as one of the following:

    PERFORMANCE VESTING STOCK OPTIONS - grants which do not vest or become exercisable unless specific price or business performance goals are met.

    PREMIUM PRICED STOCK OPTIONS - grants with an option exercise price higher than fair market value on date of grant.

    INDEX OPTIONS - grants with a variable option exercise price geared to a relative external measure such as a comparable peer group or S&P industry index.

    PERFORMANCE ACCELERATED STOCK OPTIONS - grants whose vesting is accelerated upon achievement of specific stock price or business performance goals.

    This policy opposes repricing of underwater stock options. As companies increasingly align Executive and Director pay with performance, many experts defend soaring compensation figures as deserved rewards for strong company performance. That assumption can be undermined by the practice of adjusting the price of options that are underwater after a company's performance falls flat.

                           EXECUTIVE COMPENSATION PLANS

    Pursuant to this policy, we scrutinize Executive Compensation Plans closely, taking into account company performance, individual Executive performance, various compensation plan features, and the potential dilution of shareholders' voting power and economic value that would occur if the Compensation Plan were implemented.

    This policy generally supports linking Executive compensation to long-term company performance. Measures of company performance can include not only financial performance, such as revenue growth and profitability, but also social corporate performance, such as the company's efforts to promote basic human rights domestically and internationally within its operations, compliance to environmental standards, health and safety standards, foreign and domestic labor standards, and downsizing and layoffs standards.

    This policy holds that individual Executives should be compensated based upon their individual contributions to the achievement of the company's objectives. JMR supports Executive Compensation Plans which include appropriate incentives designed to align Executives' interests with the long-term growth and development of the company and the interests of its shareholders. We also believe that there are many ways in which Executives may contribute to building a successful company. While the results of these efforts should eventually appear in the company's financial statements, or be reflected in the company's stock price, many long-term strategic decisions, made in pursuing the company's growth and development, may have little visible impact in the short term.

                 DISCLOSING OR RESTRICTING EXECUTIVE COMPENSATION

    Proposals that link Executive compensation to the long-term goals of the company should be supported based upon the compensation factors enumerated above. In addition, proposals that seek to expand disclosure of executive compensation are of value to shareholders as long as such disclosure is not unduly burdensome on the company.

                                GOLDEN PARACHUTES

    Golden parachutes, which are severance packages contingent upon a change in control, may be detrimental to shareholder interests.

    However, since parachutes assure covered Executives of specified benefits, they may reduce management accountability to shareholders and reduce their incentives to maximize shareholder value during merger negotiations. Golden parachutes may also be unnecessary and a waste of corporate assets. In light of these negatives, companies should ban or put to shareholder approval all future golden parachutes.

    As a matter of proxy voting policy, management proposals to award golden parachutes should be opposed. Conversely, shareholder proposals that seek to eliminate these compensation mechanisms should be supported. In addition, proposals seeking prior shareholder approval before implementing severance agreements are supported. In light of generous compensation packages already given to most Executives, golden parachutes are unjustified.

                     OUTSIDE DIRECTOR COMPENSATION & BENEFITS

    This policy scrutinizes Director Compensation Plans closely, taking into account company performance; individual Director qualifications and performance; various Director Compensation Plan features; and the potential total dilution of shareholders' voting power and economic value which would occur if the Compensation Plan were implemented.

    JMR holds the position that each Director has the duty and responsibility to oversee the company in a manner which will effectively serve the best interests of the company's shareholders. We believe that Director Compensation should be based upon the Company's successful achievement of its goals, be they strategic and or financial in nature, and the contributions of each Director to the achievement of these goals. We recognize that as a company moves though its life cycle and product cycles, different Director skill sets and qualifications will be needed at different points in time. These might include industry expertise; financial and venture capital experience; strategic contacts and connections; time spent working with companies of similar size or at similar stages in the growth curve; etc. Director Compensation Plans should be formulated, not only to attract and retain the most qualified Directors, but also to provide appropriate incentives to align Directors' interests with the long-term growth and development of the company and the interests of its shareholders

                               CORPORATE GOVERNANCE
                        BROADER PARTICIPATION ON THE BOARD

    This policy supports proposals requesting that companies make efforts to seek more women and minorities to serve on their boards. Gender and ethnic diversity brings different perspectives to boards, which, in turn, can lead to improved corporate performance.

                        INCREASING AUTHORIZED COMMON STOCK

    Increasing the number of shares of a company's common stock should be based upon a persuasive justification for the increase. Providing adequate shares for a stock split is justification for an increase whereas additional shares to implement an anti-takeover defense probably do not justify such an increase.

                           BLANK-CHECK PREFERRED STOCK

    We oppose requests that authorize blank check preferred stock - that is, preferred stock that includes broad powers granted to directors to establish voting, dividend and other rights without shareholder review.

                                 REINCORPORATION

    We generally vote in favor of reincorporation in another jurisdiction so long as there is sound justification for doing so and there is no significant diminution of corporate governance, management accountability or workers' rights. With respect to reincorporating to an offshore jurisdiction, we look closely at the company's rationale for such action. Enhancement of shareholder value through tax savings as a result of reincorporating offshore is only one of several factors that are considered when supporting or opposing a proposal to reincorporate.

                     SHAREHOLDER RIGHTS PLANS (POISON PILLS)

    Shareholder Rights Plans, typically known as "Poison Pills," take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. When triggered, Poison Pills generally allow shareholders to purchase shares from, or sell shares back to, the target company and/or the potential acquirer at a price far out of line with the fair market value. Depending on the type of Pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison Pills insulate management from the threat of change in control and provide the target board with veto power over takeover bids. Because Poison Pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

    This policy on Poison Pills focuses on whether management puts the Poison Pill to a periodic vote of the shareholders, and whether acquisition attempts thwarted by the Pill could be detrimental to the long-term interests of plan beneficiaries. Unless specific circumstances, which serve the long-term interests of plan beneficiaries, are best served, this policy generally opposes Poison Pills.

                            BOARD SIZE & COMPENSATION

    The voting fiduciary should consider voting in favor of changing the board size when there is a satisfactory justification for doing so.

                        SUPERMAJORITY VOTING REQUIREMENTS

    When considering a vote in favor of supermajority voting, consider that these special voting requirements could be used to entrench management or favor a minority shareholder group.

                                DUAL CLASS VOTING

    The voting fiduciary should consider the principle of one share - one vote when voting on such a proposal. Its impact on share value and the creation of unequal voting rights should be considered.

                                CUMULATIVE VOTING

    Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a Cumulative Voting scheme the shareholder is permitted to have one vote per share for each Director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the Director candidates. Shareholders have the opportunity to elect a minority shareholder to a board not controlled by a majority shareholder through cumulative voting, thereby ensuring representation for all sizes of shareholders. Shareholders need to have flexibility in supporting candidates for a company's board of directors. This is the only mechanism that minority shareholders can use to be represented on a company's board.

    Cumulative   voting   is  a  method  for  obtaining  minority  shareholder
    representation on a Board of Directors and is a way of obtaining Board independence from management and thus, should generally be supported.

                   SHAREHOLDERS' RIGHT TO CALL SPECIAL MEETINGS

    In considering this issue, we weigh the importance of shareholders' need to raise important issues against the potential for facilitating changes in control at the company.

                             APPROVING OTHER BUSINESS

    Granting management the authority to approve other business gives management broad authority to act without prior shareholder approval and should be generally opposed.

                            EQUAL ACCESS TO THE PROXY

    Proposals that give shareholders the same ability as management to state their views on contested proxy issues enhance corporate accountability. Therefore, proposals advocating equal access to the proxy should be supported.

                              FAIR-PRICE PROVISIONS

    Fair price provisions help guard against two-tiered tender offers, in which a raider offers a substantially higher cash bid for an initial and often controlling stake in a company and then offers a lower price for the remaining shares. The coercive pressures associated with two-tiered offers may force shareholders to tender their holdings before they have considered all relevant facts. These provisions guarantee an equal price for all shareholders and should be supported.

INVESTMENT ADVISER
MFS Investment Management(R)
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIANS
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

JP Morgan Chase Bank
One Chase Manhattan Plaza
New York, NY 10081


SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
2 Avenue de Lafayette, Boston, MA 02111-1738
Toll free: (800) 225-2606


MAILING ADDRESS:
P.O. Box 2281, Boston, MA 02107-9906

[logo] M F S(R)
INVESTMENT MANAGEMENT

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                                                          MFS-REVPART2-SAI-6/04

                           MFS MUNICIPAL SERIES TRUST

                       MFS(R) ALABAMA MUNICIPAL BOND FUND
                      MFS(R) ARKANSAS MUNICIPAL BOND FUND
                     MFS(R) CALIFORNIA MUNICIPAL BOND FUND
                       MFS(R) FLORIDA MUNICIPAL BOND FUND
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                    MFS(R) MASSACHUSETTS MUNICIPAL BOND FUND
                     MFS(R) MISSISSIPPI MUNICIPAL BOND FUND
                      MFS(R) NEW YORK MUNICIPAL BOND FUND
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                      MFS(R) TENNESSEE MUNICIPAL BOND FUND
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                                     PART C

ITEM 23. EXHIBITS


         1 Amended and Restated Declaration of Trust, dated August 12, 2003; filed herewith.

         2 (a) Master Amended and Restated By-Laws, dated January 1, 2002, as revised June 23, 2004.  (14)

           (b) Appendix A as revised July 20, 2004 to Master Amended and Restated By-Laws, dated January 1, 2002 as revised June 23, 2004. (14)

         3     Form of Share Certificate for Class A, B and C Shares. (2)

         4     Investment Advisory Agreement, dated January 1, 2002. (7)

         5 (a) Amended and Restated Distribution Agreement for the MFS Municipal
               Series Trust, dated January 1, 1995. (1)

           (b) Dealer Agreement between MFS Fund Distributors, Inc. ("MFD") and a dealer and the Mutual Fund Agreement between MFD and a bank effective April 6, 2001. (8)

         6 (a) Retirement Plan for Non-Interested Person Trustees, as amended and restated February 10, 1999. (4)

           (b) Amendment to the Retirement Plan for Non-Interested Person Trustees, dated July 1, 2002. (13)


         7 (a) Master Custodian Agreement with State Street Bank and Trust
               Company. (15)

           (b) Form of Amended Exhibit A, dated as of September 30, 2004, to the Master Custodian Contract and the Global Custody Agreement.
               (14)

           (c) Form of Amended Amendment No. 3, dated as of September 30, 2004, to the Master Custodian Contract and the Global Custody Agreement. (14)


         8 (a) Shareholder Servicing Agent Agreement, dated August 1, 1985. (2)


           (b) Amendment to Shareholder Servicing Agent Agreement, dated April 1, 2003. (11)


           (c) Exchange Privilege Agreement, dated July 30, 1997. (3)

           (d) Master Administrative Services Agreement dated March 1, 1997, as amended and restated April 1, 1999. (5)


           (e) Exhibit A, dated as of July 20, 2004, to the Amended and Restated Master Administrative Services Agreement. (14)


           (f) Dividend Disbursing Agency Agreement, dated February 1, 1986.
               (2)

         9 (a) Opinion and Consent of Counsel, dated June 30, 1998. (6)


           (b) Legal Opinion Consent, dated July 26, 2004; filed herewith.


        10     Consent of Deloitte & Touche, LLP; filed herewith.

        11     Not Applicable.

        12     Not Applicable.


        13 Master Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, effective January 1, 1997, as Amended and Restated July 20, 2004. (14)


        14     Not Applicable.


        15 Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940, amended and restated July 20, 2004. (14)

        16 (a) Code of Ethics for the fund pursuant to Rule 17j-1 under the Investment Company Act of 1940. (3)

           (b) Amendment to the Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940 effective December 1, 2003 and revised March 16, 2004; filed herewith.

           Power of Attorney, dated April 27, 2004. (12)


-------------------
 (1) Incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A filed with the SEC via EDGAR on February 22, 1995.
 (2) Incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A filed with the SEC via EDGAR on July 28, 1995.
 (3) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 40 filed with the SEC via EDGAR on August 28, 2000.
 (4) Incorporated by reference to MFS Government Limited Maturity Fund (File Nos. 2-96738 and 811-4253) Post-Effective Amendment No. 20 filed with the SEC via EDGAR on February 26, 1999.
 (5) Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on March 31, 1999.
 (6) Incorporated by reference to Registrant's Post-Effective Amendment No. 32 filed with the SEC via EDGAR on July 20, 1998.
 (7) Incorporated by reference to Registrant's Post-Effective Amendment No. 37 filed with the SEC via EDGAR on July 29, 2002.
 (8) Incorporated by reference to MFS Growth Opportunities Fund (File Nos. 2-36431 and 811-2032) Post-Effective Amendment No. 41 filed with the SEC via EDGAR on April 30, 2001.
 (9) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 44 filed with the SEC via EDGAR on August 1, 2002.
(10) Incorporated by reference to MFS Series Trust VI (File No. 333-105502) Registration Statement on Form N-14 filed with the SEC via EDGAR on May 23, 2003.

(11) Incorporated by reference to Registrant's Post-Effective Amendment No. 38 filed with the SEC via EDGAR on July 29, 2003.
(12) Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 36 filed with the SEC via EDGAR on May 28, 2004.

(13) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 41 filed with the SEC via EDGAR on December 27, 2002.

(14) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 50 filed with the SEC via EDGAR on July 9, 2004.

(15) Incorporated by reference to MFS Series Trust X (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 34 filed with the SEC via EDGAR on July 30, 2001.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         Not applicable.

ITEM 25. INDEMNIFICATION


         Reference is hereby made to (a) Article V of Registrant's Declaration of Trust, filed herewith; (b) Section 4 of the Distribution Agreement between Registrant and MFS Fund Distributors, Inc., filed as an Exhibit to Post-Effective Amendment No. 26; and (c) the undertaking of the Registrant regarding indemnification set forth in its Registration Statement as initially filed.


         The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser and distributor will be insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940 as amended.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


         MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds (except the Vertex Funds mentioned below):
MASSACHUSETTS INVESTORS TRUST; MASSACHUSETTS INVESTORS GROWTH STOCK FUND; MFS GROWTH OPPORTUNITIES FUND; MFS GOVERNMENT SECURITIES FUND; MFS GOVERNMENT LIMITED MATURITY FUND; MFS SERIES TRUST I (which has 10 series: MFS Managed Sectors Fund, MFS Cash Reserve Fund, Strategic Growth Fund, MFS Core Equity Fund, MFS Core Growth Fund, MFS Value Fund, MFS New Discovery Fund, MFS Technology Fund and MFS Research International Fund); MFS SERIES TRUST II (which has two series: MFS Emerging Growth Fund and MFS Large Cap Growth Fund); MFS SERIES TRUST III (which has three series: MFS High Income Fund, MFS Municipal High Income Fund and MFS High Yield Opportunities Fund); MFS SERIES TRUST IV (which has four series: MFS Money Market Fund, MFS Government Money Market Fund, MFS Municipal Bond Fund and MFS Mid Cap Growth Fund); MFS SERIES TRUST V (which has five series: MFS Total Return Fund, MFS Research Fund, MFS International New Discovery Fund, MFS International Strategic Growth Fund and MFS International Strategic Value Fund); MFS SERIES TRUST VI (which has three series: MFS Global Total Return Fund, MFS Utilities Fund and MFS Global Equity
Fund); MFS SERIES TRUST VII (which has one series: MFS Capital Opportunities
Fund); MFS SERIES TRUST VIII (which has three series: MFS Strategic Income Fund, MFS Global Growth Fund and MFS Tax Managed Equity Fund); MFS SERIES TRUST IX (which has eight series: MFS Bond Fund, MFS Limited Maturity Fund, MFS Municipal Limited Maturity Fund, MFS Research Bond Fund, MFS Research Bond Fund J, MFS Intermediate Investment Grade Bond Fund, MFS Emerging Opportunities Fund and MFS Inflation-Adjusted Bond Fund; MFS SERIES TRUST X (which has 16 series:
MFS Government Mortgage Fund, MFS Emerging Markets Equity Fund, MFS International Growth Fund, MFS International Value Fund, MFS Strategic Value Fund, MFS Emerging Markets Debt Fund, MFS European Equity Fund, MFS New Endeavor Fund, MFS Fundamental Growth Fund, MFS Gemini U.K. Fund, MFS Global Value Fund, MFS International Core Equity Fund, MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, MFS Growth Allocation Fund, MFS Aggressive Growth Allocation Fund and MFS International Diversification Fund (to be offered for sale on or about October 1, 2004)); MFS SERIES TRUST XI (which has two series: MFS Union Standard Equity Fund and MFS Mid Cap Value Fund); and MFS MUNICIPAL SERIES TRUST (which has 16 series: MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, MFS West Virginia Municipal Bond Fund and MFS Municipal Income Fund (the "MFS Funds"). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts, 02116.

         MFS also serves as investment adviser of the following open-end Funds:
MFS Institutional Trust ("MFSIT") (which has 7 series) and MFS Variable Insurance Trust ("MVI") (which has 15 series). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts, 02116.

         In addition, MFS serves as investment adviser to the following closed-end funds: MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts, 02116.

         Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL") (which has 29 series), Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, Global Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account (collectively, the "Accounts"). The principal business address of MFS/SL is 500 Boylston Street, Boston, Massachusetts, 02116. The principal business address of each of the aforementioned Accounts is One Sun Life Executive Park, Wellesley Hills, Massachusetts, 02181.

         The Directors of MFS are Robert J. Manning, Martin E. Beaulieu, Robin
A. Stelmach, Donald A. Stewart, C. James Prieur, William W. Stinson, James C. Baillie, Ronald W. Osborne and William K. O'Brien. Robert C. Pozen is the Chairman, Mr. Manning is Chief Executive Officer, Chief Investment Officer and President, Mr. Beaulieu is Executive Vice President and the Director of Global Distribution, Robin A. Stelmach is Executive Vice President and Chief Operating Officer; Maria D. Dwyer is Executive Vice President and Chief Regulatory Officer, Jeffrey N. Carp is a Senior Vice President and General Counsel, Robert
T. Burns is a Senior Vice President, Associate General Counsel and Secretary, Michael W. Roberge is a Senior Vice President, Chief Fixed Income Officer and Director of Fixed Income Research, Robert J. Whelan is a Senior Vice President and Chief Financial Officer, Thomas B. Hastings is a Senior Vice President and Treasurer and Joseph E. Lynch is the Assistant Treasurer.

         MASSACHUSETTS INVESTORS TRUST
         MASSACHUSETTS INVESTORS GROWTH STOCK FUND
         MFS GROWTH OPPORTUNITIES FUND
         MFS GOVERNMENT SECURITIES FUND
         MFS GOVERNMENT LIMITED MATURITY FUND
         MFS SERIES TRUST I
         MFS SERIES TRUST II
         MFS SERIES TRUST III
         MFS SERIES TRUST IV
         MFS SERIES TRUST V
         MFS SERIES TRUST VI
         MFS SERIES TRUST VII
         MFS SERIES TRUST VIII
         MFS SERIES TRUST IX
         MFS SERIES TRUST X
         MFS SERIES TRUST XI
         MFS MUNICIPAL SERIES TRUST
         MFS VARIABLE INSURANCE TRUST
         MFS INSTITUTIONAL TRUST
         MFS MUNICIPAL INCOME TRUST
         MFS MULTIMARKET INCOME TRUST
         MFS GOVERNMENT MARKETS INCOME TRUST
         MFS INTERMEDIATE INCOME TRUST
         MFS CHARTER INCOME TRUST
         MFS SPECIAL VALUE TRUST

         J. Atwood Ives and Ward Smith are Co-Chairs, Robert J. Manning is President, Richard M. Hisey, a Senior Vice President of MFS, is Treasurer, James O. Yost, Ellen M. Moynihan, Stephanie A. DeSisto and Robert R. Flaherty, Vice Presidents of MFS, are the Assistant Treasurers, James R. Bordewick, Jr., Senior Vice President and Associate General Counsel of MFS, is the Assistant Secretary and Assistant Clerk.

         MFS/SUN LIFE SERIES TRUST

                  J. Kermit Birchfield is Chairman, Robert J. Manning is President, Richard M. Hisey is the Treasurer, James O. Yost, Ellen M. Moynihan, Stephanie A. DeSisto and Robert R. Flaherty are the Assistant Treasurers, James
R. Bordewick, Jr., is the Assistant Secretary and Assistant Clerk.

         MONEY MARKET VARIABLE ACCOUNT
         HIGH YIELD VARIABLE ACCOUNT
         CAPITAL APPRECIATION VARIABLE ACCOUNT
         GOVERNMENT SECURITIES VARIABLE ACCOUNT
         TOTAL RETURN VARIABLE ACCOUNT
         GLOBAL GOVERNMENTS VARIABLE ACCOUNT
         MANAGED SECTORS VARIABLE ACCOUNT

         J. Kermit Birchfield is Chairman, Robert J. Manning is President and a Director, Richard M. Hisey is Treasurer, Jim Yost, Ellen M. Moynihan, Stephanie
A. DeSisto and Robert R. Flaherty are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

         MIL FUNDS
         MFS MERIDIAN FUNDS

         Jeffrey L. Shames is Chairman and a Director, Peter D. Laird is President and a Director, J. Kermit Birchfield is a Director, Richard M. Hisey is Treasurer, James O. Yost, Ellen M. Moynihan, Stephanie A. DeSisto and Robert
R. Flaherty are the Assistant Treasurers, and James R. Bordewick, Jr. is the Assistant Secretary.

         MFS INTERNATIONAL LTD. ("MIL BERMUDA"), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Canon's Court, 22 Victoria Street, Hamilton HM 12 Bermuda, serves as investment adviser to and distributor for MFS American Funds, known as the MFS Funds, SICAV after January 1999 (which has 14 portfolios): Emerging Markets Debt Fund, European Bond Fund, European Equity Fund, European Growth Fund, European High Yield Bond Fund, European Smaller Companies Fund, European Value Fund, Global Equity Fund, U.S. Dollar Reserve Fund, U.S. Emerging Growth Fund, U.S. High Yield Bond Fund, U.S. Research Fund, U.S. Strategic Growth Fund, Value Fund and Inflation Adjusted Bond Fund (the "MIL Funds"). The MIL Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the MIL Funds is 47, Boulevard Royal, L-2449 Luxembourg. MIL also serves as investment adviser to and distributor for MFS Meridian Asian Dynasty Fund, MFS Meridian Emerging Markets Debt Fund, MFS Meridian European Equity Fund, MFS Meridian Global Balanced Fund, MFS Meridian Global Equity Fund, MFS Meridian Global Growth Fund, MFS Meridian Limited Maturity Fund, MFS Meridian Money Market Fund, MFS Meridian Research Bond Fund, MFS Meridian Research International Fund, MFS Meridian Strategic Growth Fund, MFS Meridian Strategic Income Fund, MFS Meridian Technology Fund, MFS Meridian U.S. Emerging Growth Fund, MFS Meridian U.S. Equity Fund, MFS Meridian U.S. Government Bond Fund, MFS Meridian U.S. High Yield Fund, MFS Meridian U.S. Research Fund and MFS Meridian Value Fund (collectively the "MFS Meridian Funds"). Each of the MFS Meridian Funds is organized as an exempt company under the laws of the Cayman Islands. The principal business address of each of the MFS Meridian Funds is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

         Robert J. Manning is a Director, Peter Laird is a Director and President, Peter Bubenzner is a Director, Judith Collis is a Director, Robert Whelan is the Treasurer, Robert T. Burns is the Assistant Secretary and Thomas
B. Hastings is the Assistant Treasurer. Mark C. Rogers is Senior Vice President and Managing Director - Retail and Ira S. Krolick is Senior Vice President.

         MFS INTERNATIONAL (U.K.) LTD. ("MIL-UK"), a private limited company registered with the Registrar of Companies for England and Wales whose current address is Eversheds, Senator House, 85 Queen Victoria Street, London, England EC4V 4JL, is involved primarily in marketing and investment research activities with respect to private clients and the MIL Funds and the MFS Meridian Funds.

         Robert J. Manning, Peter D. Laird and Martin E. Beaulieu are the Directors. Mr. Laird is the President, Robert Whelan is the Treasurer, Thomas
B. Hastings is the Assistant Treasurer, Robert T. Burns is Secretary and Paul
D. Price is Managing Director - Europe, Asia and Singapore.

         MFS INTERNATIONAL S.C. LTDA ("MIL BRAZIL"), a private commercial limited liability quota company organized under the laws of Brazil whose current address is Al Campinas, 1070, 7 andar, Sala 15, Sao Paulo, Sao Paulo, Brazil, is primarily involved in providing market development services to increment the use of MFS products and services in Brazil as well as being a distributor of the MFS Meridian Funds.

         Robert J. Manning and Peter D. Laird are Advisory Board Members. Mr. Manning is also the President. Jose Noguerol is General Manager and Regional Vice President, Robert J. Whelan is Treasurer and Thomas B. Hastings is Assistant Treasurer.

         MFS INSTITUTIONAL ADVISORS (AUSTRALIA) LTD. ("MFSI-AUSTRALIA"), a private limited company organized under the Corporations Law of New South Wales, Australia whose current address is Level 27, Australia Square, 264 George Street, Sydney, NSW2000, Australia, is involved primarily in investment management and distribution of Australian superannuation unit trusts and acts as an investment adviser to institutional accounts.

         Graham E. Lenzner is the Chairman, Loretta Lenzner, Robert J. Manning and Sheldon Rivers are Directors, Robert Whelan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, and Robert T. Burns is the Assistant Secretary.

         MFS FUND DISTRIBUTORS, INC. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI and MFSIT.

         Robert J. Manning is the Chairman, Martin E. Beaulieu is a Director and the President, Robert T. Burns is the Assistant Secretary, Michael J. Londergan is the Treasurer and Thomas B. Hastings is the Assistant Treasurer, James Jessee is Senior Vice President - Dealer Relations, Sharon A. Brovelli is Senior Vice President and Director of Administration/Operations, Paul F. Fichera is Senior Vice President and Director of Product Development, William
H. Finnegan is Senior Vice President and Director of Market Development, Michael D. Fitzgerald is Senior Vice President - Bank Marketing Group, Joseph
A. Kosciuszek is Senior Vice President - Support Services MFSI/International, Larry I. Milder is Senior Vice President - FIAD Sales, Thomas A. Jessee is Senior Vice President - Broker/Dealer Sales, Bill C. Taylor is Senior Vice President and Director of PPS, Susan G. Fowler is Senior Vice President - Fulfillment/PPS and Brendan K. Nolan is Senior Vice President.

         MFS SERVICE CENTER, INC. ("MFSC"), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT and MVI.

         Robert J. Manning is the Chairman. Janet A. Clifford is a Director. Ms. Clifford is also the President, Robert Whelan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, and Robert T. Burns is the Assistant Secretary, Robert W. Green is Senior Vice President - Dealer Services, Gloria
E. Schmid is Senior Vice President - Operations and Robert A. Steeves is Senior Vice President - Communications Teleservices, Peter W. Noll is Senior Vice President & Chief Information Officer and Anne M. Petruff and David G. Rainville are Senior Vice Presidents.

         MFS INSTITUTIONAL ADVISORS, INC. ("MFSI"), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

         Robert J. Manning is Chairman and Chief Investment Officer, Martin E. Beaulieu is a Director, Lisa M. Jones is Head of Institutional and Executive Vice President, Robert Whelan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Secretary, Ray P. Dutcher is Senior Vice President - Global Client Services, Fletcher B. Coleman III is Senior Vice President and Managing Director of Insurance Services Group, Robert
W. Gandre is Senior Vice President and Director of Middle East, Asia & Latin America, John O'Connor is Managing Director - North American Sales, David J. Picher is Managing Director - Global Consultation Relations and Lorie C. O'Malley is Director - Relationship Management.

         MFS RETIREMENT SERVICES, INC. ("RSI"), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

         Robert J. Manning is the Chairman, Martin E. Beaulieu is the Director, Carol W. Geremia is the President, Robert Whelan is the Treasurer, Eric G. Burns is Director of ERISA Compliance, Thomas B. Hastings is the Assistant Treasurer, Robert T. Burns is the Assistant Secretary, Eric G. Burns is Senior Vice President and Director of Business Practices and Strategies, Matthew D. Gannon is Senior Vice President - Retail Marketing, Director of RSI Marketing, William F. Shaw is Senior Vice President - Marketing and George C. Sutherland is Senior Vice President - Sales.

         MFS INVESTMENT MANAGEMENT K.K. ("MIMKK"), a wholly owned subsidiary of MFS, is a corporation incorporated in Japan. MIMKK, whose address is Kamiyacho-Mori Building, 3-20, Tranomon 4-chome, Minato-ku, Tokyo, Japan, is involved in investment management activities.

         Robert J. Manning, Peter D. Laird and Lisa M. Jones are Directors, Ira
S. Krolick is a Director and Chief Operating Officer, Takafumi Ishii is a Director and Representative Director, and Robert J. Whelan and Thomas B. Hastings are Statutory Auditors.

         MFS HERITAGE TRUST COMPANY ("MFS TRUST"), a New Hampshire-chartered limited-purpose trust company whose current address is 650 Elm Street, Suite 404, Manchester, NH 03101, provides directed trustee services to retirement plans.

         Eric G. Burns, Paul F. Fichera, Janet A. Clifford, Martin E. Beaulieu, Carol W. Geremia and Joseph A. Kosciuszek are Directors. Mr. Burns is the President, Robert J. Whelan is the Treasurer, Thomas B. Hastings is Assistant Treasurer, Robert T. Burns is the Clerk and Mark Kaplan is Trust Officer.

         MFS JAPAN HOLDINGS, LLC, a private limited liability company organized under the laws of Delaware whose address is 500 Boylston Street, Boston, MA 02116, is primarily a holding company and is 50% owned by Massachusetts Financial Services Company and 50% owned by Sun Life Financial (Japan), Inc.

         Robert J. Manning, Douglas C. Henck, Peter D. Laird and Donald A. Stewart are Directors, Robert J. Whelan is Treasurer and Thomas B. Hastings is Assistant Treasurer.

         SUN LIFE OF CANADA (U.S.) FINANCIAL SERVICES HOLDINGS, INC., a company incorporated under the laws of Delaware whose address is 500 Boylston Street, Boston, Massachusetts 02116, is the direct parent company of Massachusetts Financial Services Company.

         Robert J. Manning is Chairman, Eric G. Burns, Donald A. Stewart and C. James Prieur are Directors, Robert Whelan is the Treasurer, Joseph Lynch is the Assistant Treasurer, Robert T. Burns is Secretary and Mitchell C. Freestone is the Assistant Secretary.

         MFS INVESTMENT MANAGEMENT (LUX) S.A., a joint stock company organized under the laws of Luxembourg whose registered office is 49, Avenue J.F. Kennedy, L-1855, Kirchberg, Luxembourg, is the management company of the MFS Investment Funds, which has 2 portfolios: MFS Funds-Global Equity Ex-Japan Fund and MFS Funds-Bond Fund.

         Robert J. Manning and Martin E. Beaulieu are Directors, Robert J. Whelan is Treasurer and Thomas B. Hastings is Assistant Treasurer.

         MFS/SUN LIFE FINANCIAL DISTRIBUTORS, INC., a Delaware broker dealer jointly owned by MFS and Sun Life of Canada (U.S.) Financial Services Holdings, Inc., whose address is 131 Oliver Street, Boston, Massachusetts 02110, is a distributor of variable annuity products.

         Martin E. Beaulieu and Robert C. Salipante are the Directors, Thomas Seitz is President, Ellen B. King is Secretary and Amy E. Mihaich is Assistant Secretary.

         In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

         Donald A. Stewart        Chief Executive Officer, Sun Life Assurance
                                  Company of Canada, Sun Life Centre, 150 King
                                  Street West, Toronto, Ontario, Canada (Mr.
                                  Stewart is also an officer and/or Director of various subsidiaries and affiliates of Sun
                                  Life)

         C. James Prieur          President and a Director, Sun Life Assurance
                                  Company of Canada, Sun Life Centre, 150 King
                                  Street West, Toronto, Ontario, Canada (Mr.
                                  Prieur is also an officer and/or Director of various subsidiaries and affiliates of Sun
                                  Life)

         William W. Stinson       Non-Executive Chairman, Sun Life Financial and
                                  Sun Life Assurance Company of Canada, Sun
                                  Life Centre, 150 King Street West, Toronto,
                                  Ontario, Canada; Chairman, Westshore
                                  Terminals Income Fund, Vancouver, British
                                  Columbia; Director, Grant Forest Products
                                  Inc., Ontario, Canada and Trustee, Fording
                                  Canadian Coal Trust, Calgary, Alberta



         James C. Baillie         Counsel, Torys, Ontario, Canada; Chair,
                                  Independent Electricity Market Operator,
                                  Ontario, Canada; Chair, Corel Corporation,
                                  Ontario, Canada; Director, Sun Life
                                  Financial, Ontario Canada; Director, FPI
                                  Ltd., Newfoundland, Canada


ITEM 27. DISTRIBUTORS

         (a) Reference is hereby made to Item 26 above.

         (b) Reference is hereby made to Item 26 above; the principal business address of each of these persons is 500 Boylston Street, Boston, Massachusetts 02116.

         (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

         The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

                       NAME                                    ADDRESS
                       ----                                    -------

         Massachusetts Financial Services               500 Boylston Street
           Company (investment adviser)                 Boston, MA  02116

         MFS Fund Distributors, Inc.                    500 Boylston Street
           (principal underwriter)                      Boston, MA 02116

         State Street Bank and                          State Street South
           Trust Company (custodian)                    5 - West
                                                        North Quincy, MA  02171


         J.P. Morgan Chase                              270 Park Avenue
                                                        New York, NY 10017


           MFS Service Center, Inc.                     2 Avenue de Lafayette
             (transfer agent)                           Boston, MA  02111-1738

ITEM 29. MANAGEMENT SERVICES

         Not applicable.

ITEM 30. UNDERTAKINGS

         Not applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 26th day of July, 2004.

                                             MFS(R) MUNICIPAL SERIES TRUST

                                             By:    ROBERT J. MANNING*
                                                    ---------------------------
                                             Name:  Robert J. Manning
                                             Title: President

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on July 26, 2004.

             SIGNATURE                                        TITLE
             ---------                                        -----

                                     President (Principal Executive Officer)
ROBERT J. MANNING*                   and Trustee
----------------------------
Robert J. Manning


RICHARD M. HISEY*                    Principal Financial and Accounting Officer
----------------------------
Richard M. Hisey


LAWRENCE H. COHN*                    Trustee
----------------------------
Lawrence H. Cohn


DAVID H. GUNNING*                    Trustee
----------------------------
David H. Gunning


WILLIAM R. GUTOW*                    Trustee
----------------------------
William R. Gutow


J. ATWOOD IVES*                      Trustee
----------------------------
J. Atwood Ives


AMY B. LANE*                         Trustee
----------------------------
Amy B. Lane


LAWRENCE T. PERERA*                  Trustee
----------------------------
Lawrence T. Perera


WILLIAM R. POORVU*                   Trustee
----------------------------
William R. Poorvu


ROBERT C. POZEN*                     Trustee
----------------------------
Robert C. Pozen


J. DALE SHERRATT*                    Trustee
----------------------------
J. Dale Sherratt


ELAINE R. SMITH*                     Trustee
----------------------------
Elaine R. Smith


WARD SMITH*                          Trustee
----------------------------
Ward Smith

                                          *By:  JAMES R. BORDEWICK, JR.
                                                -------------------------------
                                          Name: James R. Bordewick, Jr.,
                                                as Attorney-in-fact

                                          Executed by James R. Bordewick, Jr.
                                          on behalf of those indicated pursuant
                                          to a Power of Attorney, dated April
                                          27, 2004, incorporated by reference
                                          to MFS Series Trust III (File Nos.
                                          2-60491 and 811-2794) Post-Effective
                                          Amendment No. 36 filed with the SEC
                                          via EDGAR on May 28, 2004.

                               INDEX TO EXHIBITS


EXHIBIT NO.                   DESCRIPTION OF EXHIBIT                  PAGE NO.
-----------                   ----------------------                  --------

      1     Amended and Restated Declaration of Trust, dated
            August 12, 2003.

      9 (b) Legal Opinion Consent, dated July 26, 2004.

     10     Consent of Deloitte & Touche, LLP.

     16 (b) Amendment to the Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940 effective
            December 1, 2003 and revised March 16, 2004.